UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

_____________________________________

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ChaSerg Technology Acquisition Corp.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
Title of each class of securities to which transaction applies:
ChaSerg Technology Acquisition Corp. Class A Common Stock
Aggregate number of securities to which transaction applies:
25,523,810
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$10.64(1)
Proposed maximum aggregate value of transaction:
$401,573,338.40, consisting of $130,000,000 and 25,523,810 shares of ChaSerg Technology Acquisition Corp. Class A Common Stock
Total fee paid:
$52,124.22
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

____________

(1)      Calculated based on the average of the high ($10.65) and low ($10.62) prices of ChaSerg Technology Acquisition Corp. Class A Common Stock on The NASDAQ Stock Market LLC on November 21, 2019.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION, DATED NOVEMBER 27, 2019

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
OF CHASERG TECHNOLOGY ACQUISITION CORP.

Dear ChaSerg Technology Acquisition Corp. Stockholders:

You are cordially invited to attend the special meeting of stockholders of ChaSerg Technology Acquisition Corp., a Delaware corporation, which is referred to as ChaSerg, on           , at            Pacific time, at           . This proxy statement is dated           , 2019 and is first being mailed to stockholders of ChaSerg on           , 2019.

At the Special Meeting, ChaSerg stockholders will be asked to consider and vote upon proposals to:

1.      approve and adopt the Agreement and Plan of Merger, dated as of November 13, 2019, by and among (i) ChaSerg, (ii) CS Merger Sub 1, Inc., a California corporation and a wholly owned subsidiary of ChaSerg (“Merger Sub 1”), (iii) CS Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of ChaSerg (“Merger Sub 2”), (iv) Grid Dynamics International, Inc., a California corporation (“Grid Dynamics”), and (v) Automated Systems Holdings Limited (“ASL”), a company incorporated in Bermuda with limited liability, solely in its capacity as representative of the securityholders of Grid Dynamics immediately prior to the consummation of the business combination, as it may be amended from time to time, which is referred to as the “Merger Agreement,” a copy of which is attached to this proxy statement as Annex A, and the transactions contemplated by the Merger Agreement, including the issuance of shares and payment of cash as merger consideration to the selling stockholders thereunder (collectively, the “Business Combination”). Pursuant to the Merger Agreement, the Business Combination between ChaSerg and Grid Dynamics will be effected through the following steps: (i) Merger Sub 1 will be merged with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, Grid Dynamics will be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”). Upon the consummation of the transaction, ChaSerg will change its name to “Grid Dynamics Holdings, Inc.” (the “Successor”). The transactions contemplated by the Merger Agreement, are more fully described under “Proposal No. 1: The Business Combination Proposal — Structure of the Business Combination,” are referred to herein as the “Business Combination,” and this proposal is referred to herein as the “Business Combination Proposal” or “Proposal No. 1”);

2.      approve, for purposes of complying with applicable listing rules of The NASDAQ Stock Market LLC (“NASDAQ”), the issuance of more than 20% of the number of shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock, which shall be converted to ChaSerg Common Stock prior to issuance, combined, outstanding prior to the Business Combination (this proposal is referred to herein as the “NASDAQ Proposal” or “Proposal No. 2”);

3.       consider and vote upon a proposal to approve the following material differences between the constitutional documents of the Successor that will be in effect upon the closing of the Business Combination and ChaSerg’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Grid Dynamics Holdings, Inc.” as opposed to “ChaSerg Technology Acquisition Corp.”; (ii) the Successor’s certificate of incorporation will provide for the automatic conversion of all shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock into an equal number of shares of Successor Common Stock with a par value of $0.0001 per share as opposed to retaining the distinction between the ChaSerg Class A Common Stock and ChaSerg Class B Common Stock; (iii) Successor will have 100,000,000 authorized shares of common stock, as opposed to ChaSerg having 100,000,000 authorized shares of ChaSerg Class A Common Stock and 10,000,000 authorized shares of ChaSerg Class B Common Stock; (iv) remove various provisions applicable only to special purpose acquisition corporations that ChaSerg’s existing certificate of incorporation contains; (v) Successor Charter will not contain a provision requiring the Delaware Chancery court to serve as the exclusive forum stockholders to bring certain lawsuit (although a similar provision will be included in the bylaws) as opposed to the ChaSerg Charter which contains such a provision; and (vi) Successor Charter will not include the various rights and privileges, including dilution adjustment, of ChaSerg Class B Common Stock that the ChaSerg Charter currently contains (this proposal is referred to herein as the “Charter Proposals” or “Proposal No. 3”);

4.      elect three directors to serve on our board of directors as Class I directors until the annual meeting of stockholders to be held in 2020, elect three directors to serve on our board of directors as Class II directors until the annual meeting of stockholders to be held in 2021, and elect two directors to serve on our board of directors as Class III directors until the annual meeting of stockholders to be held in 2022, in each case, until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Election Proposal” or “Proposal No. 4”);

5.      adopt and approve the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan (the “2020 Plan”) and the reservation of 16,300,000 shares of Successor Common Stock for issuance pursuant to awards granted thereunder (this proposal is referred to herein as the “Incentive Plan Proposal” or “Proposal No. 5”); and

6.      approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal (this proposal is referred to herein as the “Adjournment Proposal” or “Proposal No. 6”).

Each of these proposals is more fully described in this proxy statement, which each stockholder is encouraged to review carefully.

The purchase price will be paid to Grid Dynamics stockholders as of immediately prior to the consummation of the Business Combination in a combination of stock and cash consideration. The aggregate merger consideration (the “Merger Consideration”) to be paid pursuant to the Merger Agreement will be an amount equal to: (i) $130,000,000, subject to certain reductions (the “Cash Consideration”), and (ii) 25,523,810 shares of Successor Common Stock, subject to certain closing adjustments (the “Share Consideration”). The Cash Consideration is subject to reduction in an amount equal to: $13,500,000 multiplied by (x) the balance of the trust account (the “Trust Account”) established by ChaSerg for the benefit of its Public Stockholders as at the date of the signing of the Merger Agreement minus the Available Parent Cash, divided by (y) 30% of the Trust Account balance as at the date of the signing of the Merger Agreement, where such adjustment amount can be no more than $13,500,000 and no less than $0, and is offset by an equivalent increase in the Share Consideration. The Share Consideration is subject to customary adjustment at closing and further post-closing by an amount of shares of ChaSerg Common Stock to account for changes in working capital, indebtedness and excess cash. Excess cash also includes an adjustment mechanism for funds that are used between signing and closing for specified acquisitions. The Share Consideration is also subject to adjustment for earnings before income taxes, depreciation and amortization (“EBITDA”) performance targets, whereby the Share Consideration is reduced by $1,500,000 for every $100,000 by which the estimated total EBITDA in 2019 is below $23,800,000. The post-closing adjustment of the Share Consideration is capped at 857,143 shares of ChaSerg Class A Common Stock which will be placed in escrow at closing.

Immediately prior to the effective time of the Initial Merger, each vested option to purchase the common stock of Grid Dynamics (a “Grid Dynamics Option”) held by a person other than a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be canceled and converted into the right to receive an amount in cash based on the Merger Consideration and the exercise price of such Grid Dynamics Option. In addition, by virtue of the Mergers, each unvested Grid Dynamics Option held by a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be assumed by ChaSerg and converted into an option to purchase shares of ChaSerg Common Stock with substantially the same terms and conditions (each, an “Assumed Option”), with equitable adjustments to the number of shares subject to the Assumed Option and exercise price of the Assumed Option. Any portion of a Grid Dynamics Option that is neither canceled and converted into the right to receive cash consideration nor assumed will be canceled immediately prior to the effective time of the Initial Merger.

Pursuant to ChaSerg’s amended and restated certificate of incorporation, ChaSerg is providing its Public Stockholders with the opportunity to redeem, in connection with the closing of the Business Combination, shares of ChaSerg Class A Common Stock held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the Business Combination) in the Trust Account that holds the proceeds (including interest but less taxes payable and any interest that ChaSerg may withdraw for working capital) of ChaSerg’s initial public offering (“ChaSerg’s IPO”). As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes. Public Stockholders may elect to redeem their shares even if they vote “for” the Business Combination Proposal. A Public Stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of ChaSerg Class A Common Stock included in the units sold in ChaSerg’s IPO. Holders of ChaSerg’s outstanding public warrants do not have redemption rights in connection with the Business Combination. The officers and directors of ChaSerg Technology Sponsor LLC, a Delaware limited liability company (the “Sponsor”), have agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of ChaSerg Class A Common Stock they may hold. The Sponsor owns approximately 21.4% of ChaSerg’s issued and outstanding shares of common stock, consisting of 5.5 million shares of ChaSerg Class B Common Stock (“Class B Common Stock” or “Founder Shares”) and 530,000 Placement Units. Founder Shares will be excluded from the pro rata calculation used to determine the per share redemption price. Sponsor and ChaSerg directors and officers have agreed to vote any shares of ChaSerg Class A Common Stock owned by them in favor of the Business Combination Proposal.

ChaSerg Class A Common Stock, units and warrants are currently listed on NASDAQ under the symbols “CTAC,” “CTACU” and “CTACW,” respectively. Certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of ChaSerg Class A Common Stock and one-half of one redeemable warrant, and are listed on the NASDAQ under the symbol “CTACU.” Upon closing of the Business Combination, the units will be separated into the component securities upon the closing of the Business Combination and, as a result, will no longer trade as a separate security. Upon the consummation of the transaction, ChaSerg will change its name to “Grid Dynamics Holdings, Inc.” and we have applied to continue the listing of our common stock and warrants on the NASDAQ under the symbols “CTAC” and “CTACW,” respectively.

ChaSerg is providing this proxy statement and accompanying proxy card to ChaSerg stockholders in connection with the solicitation of proxies to be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting. Whether or not you plan to attend the Special Meeting, ChaSerg urges you to read this proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors.”

After careful consideration, the board of directors of ChaSerg has approved and adopted the Merger Agreement and the transactions contemplated therein and unanimously recommends that ChaSerg stockholders vote “FOR” adoption and approval of the Business Combination Proposal and “FOR” all other proposals presented to ChaSerg stockholders in this proxy statement. When you consider the recommendation by the board of directors of ChaSerg of these proposals, you should keep in mind that the directors and officers of ChaSerg have interests in the Business Combination that may conflict with your interests as a stockholder. See the section entitled “Proposal No. 1: The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Approval of each of the NASDAQ Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg’s Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. The board of directors has already approved each of the proposals.

Each redemption of shares of ChaSerg Class A Common Stock by ChaSerg Public Stockholders will decrease the amount in the Trust Account, which held total assets of approximately $223.5 million as of September 30, 2019, which ChaSerg intends to use for the purposes of consummating the Business Combination within the time period described in this proxy statement and to pay approximately $6.3 million in deferred underwriting commissions to the underwriters of ChaSerg’s IPO. ChaSerg will not consummate the Business Combination if the redemption of Public Shares would result in ChaSerg’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) in excess of $5.0 million.

Your vote is very important. If you are a registered stockholder, please vote your shares as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the Special Meeting in person, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. The transactions contemplated by the Merger Agreement will be consummated only if the proposals hereby, other than the Incentive Plan Proposal and the Adjournment Proposal, are approved at the Special Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. If any of the proposals, other than the Incentive Plan Proposal or the Adjournment Proposal, is not approved, the other proposals will not be presented to stockholders for a vote.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Special Meeting. If you fail to return your proxy card, or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Special Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record and you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT CHASERG REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO CHASERG’S TRANSFER AGENT BY THE REDEMPTION DEADLINE (AS DEFINED HEREIN). YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

On behalf of ChaSerg’s board of directors, I would like to thank you for your support and look forward to the successful completion of the Business Combination.

          , 2019

Sincerely,

Lloyd Carney
Chief Executive Officer, Member of the ChaSerg Board of Directors

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This proxy statement is dated           , 2019 and is first being mailed to stockholders on         , 2019.

ChaSerg Technology Acquisition Corp.
533 Airport Blvd, Suite 400
Burlingame, CA 94010

NOTICE OF SPECIAL MEETING OF
STOCKHOLDERS OF CHASERG TECHNOLOGY ACQUISITION CORP.

TO BE HELD

To the Stockholders of ChaSerg Technology Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders, referred to as the “Special Meeting,” of ChaSerg Technology Acquisition Corp., a Delaware corporation, which is referred to as “ChaSerg” will be held on           , at           , Pacific time, at           ,           . You are cordially invited to attend the Special Meeting for the following purposes:

1.      The Business Combination Proposal — To approve and adopt the Agreement and Plan of Merger, dated as of November 13, 2019, by and among (i) ChaSerg, (ii) CS Merger Sub 1, Inc., a California corporation and a wholly owned subsidiary of ChaSerg (“Merger Sub 1”), (iii) CS Merger Sub 2, LLC, a Delaware limited liability company and a wholly owned subsidiary of ChaSerg (“Merger Sub 2”), (iv) Grid Dynamics International, Inc., a California corporation (“Grid Dynamics”), and (v) Automated Systems Holdings Limited (“ASL”), a company incorporated in Bermuda with limited liability, solely in its capacity as representative of the securityholders of Grid Dynamics immediately prior to the consummation of the business combination, as it may be amended from time to time, which is referred to as the “Merger Agreement,” a copy of which is attached to this proxy statement as Annex A, and the transactions contemplated by the Merger Agreement, including the issuance of shares and payment of cash as merger consideration to the selling stockholders thereunder (collectively, the “Business Combination”). Pursuant to the Merger Agreement, the Business Combination between ChaSerg and Grid Dynamics will be effected through the following steps: (i) Merger Sub 1 will be merged with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, Grid Dynamics will be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”). Upon the consummation of the transaction, ChaSerg will change its name to “Grid Dynamics Holdings, Inc.” (the “Successor”). The transactions contemplated by the Merger Agreement, are more fully described under “Proposal No. 1: The Business Combination Proposal — Structure of the Business Combination,” are referred to herein as the “Business Combination,” and this proposal is referred to herein as the “Business Combination Proposal” or “Proposal No. 1”);

2.      The NASDAQ Proposal — To approve, for purposes of complying with applicable listing rules of The NASDAQ Stock Market LLC (“NASDAQ”), the issuance of more than 20% of the number of shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock, which shall be converted to ChaSerg Common Stock prior to issuance, combined, outstanding prior to the Business Combination (this proposal is referred to herein as the “NASDAQ Proposal” or “Proposal No. 2”);

3.      The Charter Proposals — To consider and vote upon a proposal to approve the following material differences between the constitutional documents of the Successor that will be in effect upon the closing of the Business Combination and ChaSerg’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Grid Dynamics Holdings, Inc.” as opposed to “ChaSerg Technology Acquisition Corp.”; (ii) the Successor’s certificate of incorporation will provide for the automatic conversion of all shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock into an equal number of shares of Successor Common Stock with a par value of $0.0001 per share as opposed to retaining the distinction between the ChaSerg Class A Common Stock and ChaSerg Class B Common Stock; (iii) Successor will have 100,000,000 authorized shares of common stock, as opposed to ChaSerg having 100,000,000 authorized shares of ChaSerg Class A Common Stock and 10,000,000 authorized shares of ChaSerg Class B Common Stock; (iv) remove various provisions applicable only to special purpose acquisition corporations that ChaSerg’s existing certificate of incorporation contains; (v) Successor Charter will not contain a provision requiring the Delaware Chancery court to serve as the exclusive forum stockholders to bring certain lawsuit (although a similar provision will be included in the bylaws) as opposed to the ChaSerg Charter which contains such a provision; and (vi) Successor Charter will not include the various rights and privileges, including dilution adjustment, of ChaSerg Class B Common Stock that the ChaSerg Charter currently contains (this proposal is referred to herein as the “Charter Proposals” or “Proposal No. 3”);

4.      The Director Election Proposal — To elect three directors to serve on our board of directors as Class I directors until the annual meeting of stockholders to be held in 2020, elect three directors to serve on our board of directors as Class II directors until the annual meeting of stockholders to be held in 2021, and elect two directors to serve on our board of directors as Class III directors until the annual meeting of stockholders to be held in 2022, in each case, until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Election Proposal” or “Proposal No. 4”);

5.      The Incentive Plan Proposal — To adopt and approve the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan (the “2020 Plan”) and the reservation of 16,300,000 shares of Successor Common Stock for issuance pursuant to awards granted thereunder (this proposal is referred to herein as the “Incentive Plan Proposal” or “Proposal No. 5”); and

6.      The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal (this proposal is referred to herein as the “Adjournment Proposal” or “Proposal No. 6”).

Only stockholders of record of ChaSerg at the close of business on            are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements of the Special Meeting. A complete list of ChaSerg stockholders of record entitled to vote at the Special Meeting will be available for 10 days before the Special Meeting at the principal executive offices of ChaSerg for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

Pursuant to ChaSerg’s amended and restated certificate of incorporation, ChaSerg is providing its Public Stockholders with the opportunity to redeem, in connection with the closing of the Business Combination, shares of ChaSerg Class A Common Stock held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the closing of the Business Combination) in the Trust Account that holds the proceeds (including interest but less taxes payable and any interest that ChaSerg may withdraw for working capital) of ChaSerg’s initial public offering (“ChaSerg’s IPO”). As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes. Public Stockholders may elect to redeem their shares even if they vote “for” the Business Combination Proposal. A Public Stockholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the shares of ChaSerg Class A Common Stock included in the units sold in ChaSerg’s IPO. Holders of ChaSerg’s outstanding public warrants do not have redemption rights in connection with the Business Combination. The officers and directors of ChaSerg Technology Sponsor LLC, a Delaware limited liability company (the “Sponsor”), have agreed to waive their redemption rights in connection with the consummation of the Business Combination with respect to any shares of ChaSerg Class A Common Stock they may hold. The Sponsor owns approximately 21.4% of ChaSerg’s issued and outstanding shares of common stock, consisting of 5.5 million shares of Class B Common Stock and 530,000 Placement Units. Founder Shares will be excluded from the pro rata calculation used to determine the per share redemption price. Sponsor and ChaSerg directors and officers have agreed to vote any shares of ChaSerg Class A Common Stock owned by them in favor of the Business Combination Proposal.

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Approval of the NASDAQ Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg’s Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. The board of directors has already approved each of the proposals.

As of September 30, 2019, there was approximately $223.5 million in the Trust Account, which ChaSerg intends to use for the purposes of consummating a business combination within the time period described in this proxy statement and to pay approximately $6.3 million in deferred underwriting commissions to the underwriters of ChaSerg’s IPO. Each redemption of shares of ChaSerg Class A Common Stock by its Public Stockholders will decrease the amount in the Trust Account. ChaSerg will not consummate the Business Combination if (i) the redemption of Public Shares would result in ChaSerg’s failure to have net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) in excess of $5.0 million or (ii) if the total cash and cash equivalents of ChaSerg are not at least 70% of the Trust Account balance as of the date of signing of the Merger Agreement.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed Business Combination and related transactions and each of the proposals. We encourage you to read this proxy statement carefully.

Your vote is important. Proxy voting permits stockholders unable to attend the Special Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Special Meeting in person, it is strongly recommended that you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website:           .

By Order of the ChaSerg Board of Directors,

          , 2019

Lloyd Carney
Chief Executive Officer and Member of the ChaSerg Board of Directors

ADDITIONAL INFORMATION

The accompanying document is the proxy statement of ChaSerg for its Special Meeting of its stockholders. You can obtain the documents ChaSerg files with the SEC through the SEC website at www.sec.gov or by requesting a copy in writing or by telephone at the appropriate address or telephone number below:

ChaSerg Technology Acquisition Corp.
533 Airport Blvd, Suite 400
Burlingame, CA 94010
Attn: Chief Executive Officer
Telephone: (619) 736-6855

You may also contact our proxy solicitor, MacKenzie, at:

105 Madison Avenue
New York, New York 10016
Toll-Free: (800) 322-2885
Call collect: (212) 929-5500
Email: proxy@mackenziepartners.com

In addition, if you have questions about the Business Combination or this proxy statement, would like additional copies of this proxy statement or need to obtain proxy cards or other information related to the proxy solicitation, please contact MacKenzie Partners, the proxy solicitor for ChaSerg, toll-free at (800) 322-2885. You will not be charged for any of these documents that you request.

See the section entitled “Where You Can Find More Information” of this proxy statement for further information.

Information contained on the ChaSerg or Grid Dynamics websites is expressly not incorporated by reference into this proxy statement.

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the applicable Special Meeting, or no later than           .

i

CERTAIN DEFINED TERMS

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our” and “ChaSerg” refer to ChaSerg Technology Acquisition Corp.

In this document:

“Additional Equity Amount” means additional shares of ChaSerg Class A Common Stock (a) that have the same rights, privileges and preferences as the shares of ChaSerg Class A Common Stock to be issued to the Selling Securityholders pursuant to the terms of the Merger Agreement (with no additional securities or economic inducements, except to the extended funded solely by the Sponsor or as otherwise expressly consented to by the Grid Dynamics in advance of such issuance) and (b) at a price per share not less than $10.00.

“Adjusted EBITDA” means, with respect to Grid Dynamics, net income before interest income/expense, provision for income taxes and depreciation and amortization, and further adjusted for the impact of stock-based compensation expense, transaction-related costs (which include, when applicable, professional fees, retention bonuses, and consulting, legal and advisory costs related to Grid Dynamics’ merger and acquisition and capital-raising activities), impairment of goodwill and other income/expenses, net (which includes mainly interest income and expense, foreign currency transaction losses and gains, fair value adjustments and other miscellaneous expenses).

“Adjusted Net Income” means, with respect to Grid Dynamics, net income adjusted for the impact of stock-based compensation, transaction-related costs, impairment of goodwill, other income/expenses, net, and the tax impacts of these adjustments.

“Adjusted Pro Forma Diluted EPS” means, with respect to Grid Dynamics, Adjusted Net Income, divided by the pro forma diluted weighted average number of common shares outstanding for the period (assuming the Business Combination was consummated on January 1, 2018). The pro forma share count is used to facilitate comparability with future periods.

“ASL” means Automated Systems Holdings Limited, a company incorporated in Bermuda with limited liability.

“Available Parent Cash” is equal to the total cash and cash equivalents of ChaSerg, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemption and (B) any taxes due on any accrued interest on the Trust Account (as defined below) and including the Additional Equity Amount (as defined below) (if any).

“BGV” means Benhamou Global Ventures.

“Business Combination” means the Mergers of ChaSerg and Grid Dynamics pursuant to the Merger Agreement.

“ChaSerg’s IPO” or “Our IPO” mean ChaSerg’s initial public offering of its units, common stock and warrants pursuant to a registration statement on Form S-1 declared effective by the SEC on October 4, 2018 (SEC File No. 333-227300).

“Certificate of Incorporation” means ChaSerg’s current certificate of incorporation, as amended.

“Cash Consideration Reallocation Amount” is an amount equal to (a) $13,500,000 multiplied by (b) (x) the Trust Account Balance at Signing (as defined below) minus the Available Parent Cash (as defined below), divided by (y) 30% of the Trust Account Balance at Signing, provided that the Cash Consideration Reallocation Amount shall never be less than zero or greater than $13,500,000.

“CEE” refers to Central and Eastern Europe.

“ChaSerg” or “Parent” mean ChaSerg Technology Acquisition Corp.

“CIS” refers to the Commonwealth of Independent States.

“Closing” means the closing of the Business Combination.

“Code” means the Internal Revenue Code of 1986, as amended.

“DGCL” means the Delaware General Corporation Law.

“Director Election Proposal” means the proposal to be considered at the ChaSerg Special Meeting to elect the members of the board of directors of Successor.

“DWAC” means the depository trust company’s deposit/withdrawal at custodian system.

“Earnout Shares” refers to up to 1,200,000 shares of ChaSerg common stock that Sponsor agreed, in a side letter with ChaSerg, dated as of November 13, 2019, to refrain from selling, transferring or otherwise disposing of.

“Excess Shares” refers to those shares of ChaSerg common stock over an aggregate of 15% of the shares sold in ChaSerg’s IPO that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from seeking redemption rights with respect to without our prior consent.

“Existing Holders” refers to those certain holders of ChaSerg equity securities party to the Registration Rights Agreement.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Founder Shares” means ChaSerg’s Class B Common Stock.

“GAAP” means U.S. generally accepted accounting principles.

“Grid Dynamics” refers to Grid Dynamics International, Inc., a California corporation.

“Initial Merger” refers to the merger of Merger Sub 1 with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of November 13, 2019, by and among ChaSerg, Merger Sub 1, Merger Sub 2, Grid Dynamics and ASL, solely in its capacity as Grid Dynamics Representative, as it may be amended from time to time.

“Mergers” refers to the mergers of Merger Sub 1 with and into Grid Dynamics and Grid Dynamics with and into Merger Sub 2 pursuant to the Merger Agreement.

“Minimum Available ChaSerg Cash Amount” means an amount equal to 70% of the Trust Account Balance at Signing.

“NASDAQ” means The NASDAQ Stock Market, LLC.

“Placement Units” refers to the 640,000 Units issued in private placement transactions by ChaSerg in October 2018.

“Proposals” means the Business Combination Proposal, NASDAQ Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal (if presented).

“Public Stockholders” means the holders of ChaSerg Class A Common Stock that were sold in ChaSerg’s IPO (whether they were purchased in the IPO or thereafter in the open market).

“Public Shares” means ChaSerg Shares sold in ChaSerg’s IPO (whether they were purchased in the IPO or thereafter in the open market).

“Record Date” means only holders of record of common stock of ChaSerg at the close of business on           .

“Redemption Price” means an amount equal to price at which each Public Share is redeemed pursuant to the Redemption Rights. The Redemption Price will be calculated two business days prior to the consummation of the Business Combination in accordance with ChaSerg’s Certificate of Incorporation as currently in effect.

“Redemption” means the right of the holders of ChaSerg Shares to have their shares redeemed in accordance with the procedures set forth in this proxy statement.

“Redemption Deadline” refers to the deadline for exercising redemption rights, which shall be            on           , the second business day prior to the Special Meeting (subject to any extension approved by ChaSerg’s board of directors.

“Registrable Securities” refers, in connection with the Registration Rights Agreement, to (i) shares of ChaSerg Class A Common Stock held by any Existing Holders immediately following the Closing, (ii) any Placement Units and (iii) any other equity securities of ChaSerg issued or issuable with respect to any securities referenced in clause (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.

“Registration Rights Agreement” means that certain amended and restated registration rights agreement among ChaSerg, Sponsor and certain holders party thereto (the “Existing Holders”), which provides for registration rights to such parties.

“Sarbanes-Oxley Act” the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Second Step Merger” refers to the merger of Grid Dynamics with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement.

“Share Consideration Adjustment Value” means zero (0), (a) plus the Working Capital Surplus (if any) or minus Working Capital Shortfall (if any), as applicable, minus (b) Closing Indebtedness, (c) plus the Excess Cash Surplus (if any) or minus the Excess Cash Shortfall (if any), as applicable, minus (d) the Target Performance Stock Consideration Adjustment (which calculation shall be made as of 11:59 pm Pacific Time on the day immediately preceding the Closing Date), plus (e) the Cash Consideration Reallocation Amount (if any).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Securityholders” refers to holders of common stock of Grid Dynamics and options to purchase common stock of Grid Dynamics, as of the time immediately before the Business Combination.

“Special Meeting” means the special meeting of the stockholders of ChaSerg, to be held at            Pacific Time on            at           , and any adjournments or postponements thereof.

“Sponsor” refers to ChaSerg Technology Sponsor LLC, a Delaware limited liability company.

“Stockholders’ Agreement” means that stockholder agreement entered into as of November 13, 2019 and effective as of the Closing, among ChaSerg and each of the Sponsor, BGV, GDB International Investment Limited, GDD International Holding Company, Leonard Livschitz, Victoria Livschitz, ASL and certain other individuals and entities who are party thereto.

“Successor” refers to ChaSerg following the consummation of the Business Combination.

“Target Performance Stock Consideration Adjustment” is an amount equal $1,500,000 for every $100,000 by which Grid Dynamics’ reasonable estimate of earnings before income taxes, depreciation and amortization is below $23,800,000. The Target Performance Stock Consideration Adjustment shall equal zero if the Estimated Performance Target is above $23,800,000.

“Teamsun” means Beijing Teamsun Technology Co. Ltd., a company listed on the Shanghai Stock Exchange (stock code 600410).

“Teamsun Affiliate” means an individual who is the single largest stockholder (based on direct and beneficial ownership of voting securities) of Teamsun.

“Teamsun HK” means Teamsun Technology (HK) Limited, a company incorporated in Hong Kong with registered number 0895726.

“Trust Account” means the account established by ChaSerg for the benefit of its Public Stockholders.

“Trust Account Balance at Signing” refers to an amount of $223,915,741.

“Unit” consists of one share of ChaSerg Class A Common Stock and one half of one redeemable warrant for ChaSerg Class A Common Stock.

“Voting Agreements” means those voting agreements delivered by each of ASL, Teamsun HK, Teamsun Affiliate and BGV to ChaSerg.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act that are not historical facts, and involve risks and uncertainties that could cause actual results of ChaSerg and Grid Dynamics to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include, without limitation, statements concerning:

•        ChaSerg’s ability to consummate the Business Combination, including the satisfaction of the closing conditions to the Business Combination;

•        the timing of the completion of the Business Combination; and

•        ChaSerg’s and Grid Dynamics’ expectations with respect to future performance and anticipated financial impacts of the Business Combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside ChaSerg’s and Grid Dynamics’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to:

•        the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close;

•        any inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of ChaSerg or other conditions to Closing in the Merger Agreement;

•        the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination;

•        the inability to maintain the listing of the shares of common stock of the post-acquisition company on The NASDAQ Stock Market following the Business Combination;

•        the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination;

•        the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Successor to grow and manage growth profitably and retain its key employees;

•        costs related to the Business Combination;

•        changes in applicable laws or regulations;

•        the outcome of any legal proceedings that may be instituted against ChaSerg and Grid Dynamics following the execution of the Merger Agreement and the Business Combination;

•        the possibility that Grid Dynamics or the Successor may be adversely affected by other economic, business and/or competitive factors; and

•        other risks and uncertainties indicated in this proxy statement, including those under the section entitled “Risk Factors,” and in ChaSerg’s other filings with the SEC.

ChaSerg cautions that the foregoing list of factors is not exclusive. ChaSerg cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ChaSerg does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Further information about factors that could materially affect ChaSerg, including its results of operations and financial condition, is set forth under “Risk Factors” in Part I, Item 1A of ChaSerg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in Part II, Item 1A of ChaSerg’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019, June 30, 2019 and September 30, 2019.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Special Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to ChaSerg stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:     Why is ChaSerg seeking my approval of the Business Combination?

A:     ChaSerg stockholders are being asked to consider and vote upon a proposal to approve and adopt the Merger Agreement, among other proposals. Following the consummation of the Business Combination pursuant to the terms of the Merger Agreement, the business of Grid Dynamics will be become part of ChaSerg. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

ChaSerg Class A Common Stock, units and warrants are currently listed on NASDAQ under the symbols “CTAC,” “CTACU” and “CTACW,” respectively.

This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Special Meeting. You should read this proxy statement and its annexes carefully and in their entirety.

Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.

Q:     What is being voted on at the Special Meeting?

A:     Below are proposals on which ChaSerg stockholders are being asked to vote.

1.      The Business Combination Proposal — To approve and adopt the Business Combination and the other transactions contemplated by the Merger Agreement;

2.      The NASDAQ Proposal — To approve, for purposes of complying with applicable NASDAQ listing rules, the issuance of more than 20% of the number of shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock, which shall be converted to ChaSerg Common Stock prior to issuance, combined, outstanding prior to the Business Combination;

3.The Charter Proposals — To consider and vote upon a proposal to approve the following material differences between the constitutional documents of the Successor that will be in effect upon the closing of the Business Combination and ChaSerg’s current amended and restated certificate of incorporation: (i) the name of the new public entity will be “Grid Dynamics Holdings, Inc.” as opposed to “ChaSerg Technology Acquisition Corp.”; (ii) the Successor’s certificate of incorporation will provide for the automatic conversion of all shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock into an equal number of shares of Successor Common Stock with a par value of $0.0001 per share as opposed to retaining the distinction between the ChaSerg Class A Common Stock and ChaSerg Class B Common Stock; (iii) Successor will have 100,000,000 authorized shares of common stock, as opposed to ChaSerg having 100,000,000 authorized shares of ChaSerg Class A Common Stock and 10,000,000 authorized shares of ChaSerg Class B Common Stock; (iv) remove various provisions applicable only to special purpose acquisition corporations that ChaSerg’s existing certificate of incorporation contains; (v) Successor Charter will not contain a provision requiring the Delaware Chancery court to serve as the exclusive forum stockholders to bring certain lawsuit (although a similar provision will be included in the bylaws) as opposed to the ChaSerg Charter which contains such a provision; and (vi) Successor Charter will not include the various rights and privileges, including dilution adjustment, of ChaSerg Class B Common Stock that the ChaSerg Charter currently contains;

4.      The Director Election Proposal — To elect three directors to serve on our board of directors as Class I directors until the annual meeting of stockholders to be held in 2020, elect three directors to serve on our board of directors as Class II directors until the annual meeting of stockholders to be held in 2021, and elect two directors to serve on our board of directors as Class III directors until the annual meeting of stockholders to be held in 2022, in each case, until such director’s successor has been duly elected and qualified, or until such director’s earlier death, resignation, retirement or removal (the “Director Election Proposal” or “Proposal No. 4”);

5.      The Incentive Plan Proposal — To adopt and approve the 2020 Plan and the reservation of 16,300,000 shares of Successor Common Stock for issuance pursuant to awards granted thereunder (this proposal is referred to herein as the “Incentive Plan Proposal” or “Proposal No. 5”); and

6.      The Adjournment Proposal — To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal (this proposal is referred to herein as the “Adjournment Proposal” or “Proposal No. 6”).

Q:     Are the proposals conditioned on one another?

A:     The approval of each of the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal is conditioned on the approval of each other proposal, other than the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement. It is important for you to note that in the event that the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals or the Director Election Proposal does not receive the requisite vote for approval, then we will not consummate the Business Combination. Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if ChaSerg does not consummate the Business Combination and fails to complete an initial business combination by April 10, 2020, ChaSerg will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to its Public Stockholders.

Q:     Why am I receiving these proxy materials?

A:     You are receiving proxy materials in connection with the solicitation of proxies by the board of directors of ChaSerg because you were a stockholder of ChaSerg as of         , the record date for the Special Meeting. In accordance with the DGCL and ChaSerg’s Certificate of Incorporation, in order to complete the merger, ChaSerg stockholders holding a majority of the outstanding shares of ChaSerg Class A Common Stock as of the record date must vote to adopt the Merger Agreement. A copy of the Merger Agreement is attached to this proxy statement as Annex A. ChaSerg will submit the Merger Agreement to its stockholders for adoption at the Special Meeting. For more information, see the section entitled “Special Meeting of ChaSerg Stockholders.”

This proxy statement, which you should read carefully, contains important information about the Business Combination, the Merger Agreement, the Special Meeting and the matters to be voted on thereat. The enclosed materials allow you to submit a proxy to vote your shares of ChaSerg Class A Common Stock without attending the Special Meeting and to ensure that your shares of ChaSerg Class A Common Stock are represented and voted at the Special Meeting.

Your vote is very important. Even if you plan to attend the Special Meeting, we encourage you to submit a proxy as soon as possible.

Q:     What will happen in the Business Combination?

A:     As part of the Business Combination, Merger Sub 1 will be merged with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement and (ii) as part of the same overall transaction, immediately following the Initial Merger, Grid Dynamics will be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement. Concurrently with the Mergers, ChaSerg will issue the Share Consideration to the Selling Securityholders and cash held in the Trust Account will be used to pay the Cash Consideration to the Selling Securityholders and to pay certain fees and expenses in connection with the Business Combination. Upon the consummation of the transaction, ChaSerg will change its name to “Grid Dynamics Holdings, Inc.” and maintain its listing on NASDAQ. A copy of the Merger Agreement is attached to this proxy statement as Annex A.

Q:     What equity stake will current stockholders of ChaSerg and Selling Securityholders hold in the post-combination company after the closing?

A:     It is anticipated that, upon completion of the Business Combination, ChaSerg’s existing Public Stockholders will own approximately 42% of ChaSerg, Sponsor will own approximately 9% of the common stock of ChaSerg, and existing Grid Dynamics management and the Selling Securityholders will own approximately 49% of the outstanding common stock of ChaSerg. These levels of ownership interests assume that no holder of ChaSerg Class A Common Stock elects to redeem its shares and that approximately 25.5 million shares of common stock of ChaSerg are issued (including approximately 4.1 million shares of common stock issuable upon the exercise of fully-vested options), and does not take into account warrants to purchase common stock of ChaSerg that will remain outstanding following the Business Combination. In addition, these percentages of ownership do not take into account the 1,200,000 Earnout Shares that Sponsor is prohibited from selling, transferring or otherwise disposing of until the price of Sponsor’s Common Stock reaches certain thresholds specified in the side letter Sponsor entered into with ChaSerg described in “Proposal No. 1 — The Business Combination Proposal — Description of the Merger Agreement — Side Letter”. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by ChaSerg’s existing stockholders in the post-combination company will be different.

The table below illustrates the ownership of the common stock of ChaSerg by ChaSerg’s existing Public Stockholders assuming various redemption scenarios:

Number of Shares Redeemed	Ownership by ChaSerg Public Stockholders
2,200,000	39.1%
4,400,000	36.0%
6,600,000	32.7%

Q:     What conditions must be satisfied to complete the Business Combination?

A:     There are a number of closing conditions in the Merger Agreement, including the approval by the stockholders of ChaSerg of each of the proposals hereby other than the Adjournment Proposal.

In addition, it is a condition to closing that cash available at closing is equal to or greater than cash required to pay the cash merger consideration and make other cash payments required by the Merger Agreement, including payments to any stockholders electing to redeem their Public Shares.

For a summary of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “Proposal No. 1: The Business Combination Proposal — The Merger Agreement.”

Q:     What happens if I sell my shares of ChaSerg Class A Common Stock before the Special Meeting?

A:     The record date for the Special Meeting is earlier than the date that the Business Combination is expected to be completed. If you transfer your shares of ChaSerg Class A Common Stock after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your shares of ChaSerg Class A Common Stock prior to the record date, you will have no right to vote those shares at the Special Meeting.

Q:     What constitutes a quorum at the Special Meeting?

A:     Holders of a majority in voting power of ChaSerg Class A Common Stock issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 14,070,001 shares of ChaSerg Class A Common Stock would be required to achieve a quorum.

Q:     What vote is required to approve the proposals presented at the Special Meeting?

A:     In order to establish a quorum, holders of at least a majority of the outstanding shares of ChaSerg Class A Common Stock entitled to vote as of the record date must be present at the Special Meeting in person or by proxy. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of ChaSerg Class A Common Stock required to validly establish a quorum.

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to the Business Combination Proposal and/or the Charter Proposals will have the same effect as a vote “AGAINST” the Business Combination Proposal and/or the Charter Proposals, as applicable.

Approval of the NASDAQ Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of any vote on these proposals. However, abstentions will have the same effect as a vote “AGAINST” these proposals.

Q:     How many votes do I have at the Special Meeting?

A:     ChaSerg stockholders are entitled to one vote at the Special Meeting for each share of common stock held of record as of         , the record date for the Special Meeting. As of the close of business on the Record Date, there were 28,140,000 outstanding shares of ChaSerg Class A Common Stock.

Q:     How will the Sponsor and ChaSerg’s directors and officers vote?

A:     The Sponsor and ChaSerg’s directors and officers have agreed to vote their Founder Shares, as well as any Public Shares purchased during or after ChaSerg’s IPO in favor of the Business Combination and the other proposals herein. Accordingly, it is more likely that the necessary stockholder approval will be received than would be the case if Sponsor and ChaSerg’s directors and officers agreed to vote their Founder Shares and any other shares they may own in accordance with the majority of the votes cast by ChaSerg Public Stockholders.

Q:     What interests do ChaSerg’s current officers and directors have in the Business Combination?

A:     The Sponsor, members of ChaSerg’s board of directors and its executive officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) your interest. These interests include:

•        Eric Benhamou is (i) a director of Grid Dynamics, (ii) an officer, director and otherwise an affiliate of BGV Opportunity Fund L.P., a Delaware limited partnership, which is a stockholder of Grid Dynamics and is a beneficial stockholder of ChaSerg, (iii) a holder of options to purchase common shares of Grid Dynamics, (iv) entitled to receive consideration in the Business Combination, and (v) a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg; he is expected to continue as a director of Successor following the Business Combination.

•        Lloyd Carney is a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg and he is expected to serve as chairman of the board of directors of Successor following the Business Combination.

These interests may influence ChaSerg’s directors in making their recommendation that you vote in favor of the approval of the Business Combination.

Q:     Did the board of directors of ChaSerg obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:     Yes. The board of directors of ChaSerg received the opinion of BTIG, LLC as to the fairness, from a financial point of view and as of the date of such opinion, of the Consideration (as defined in “Summary of the Proxy Statement — Opinion of ChaSerg’s Financial Advisor”) in connection with the Business Combination. Please see the section entitled “Proposal No. 1: The Business Combination Proposal — Opinion of ChaSerg’s Financial Advisor” and the opinion of BTIG, LLC attached hereto as Annex D for additional information.

Q:     What happens if I vote against the Business Combination Proposal?

A:     Pursuant to ChaSerg’s Certificate of Incorporation, unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if the Business Combination Proposal is not approved and ChaSerg does not otherwise consummate an alternative business combination by April 10, 2020, ChaSerg will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the Public Stockholders.

Q:     Do I have redemption rights?

A:     Pursuant to ChaSerg’s Certificate of Incorporation, holders of Public Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with ChaSerg’s Certificate of Incorporation. As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes. If a holder exercises its redemption rights, then such holder will be exchanging its shares of ChaSerg Class A Common Stock for cash and will no longer own shares of ChaSerg. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to ChaSerg’s transfer agent prior to the Redemption Deadline. See the section entitled “Special Meeting of ChaSerg Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q:     Will how I vote affect my ability to exercise redemption rights?

A:     No. You may exercise your redemption rights regardless of whether, or how, you vote on the Business Combination Proposal or any other proposal herein. If you received your shares of ChaSerg Class A Common Stock after the record date, you may still redeem the shares if you deliver them by the Redemption Deadline. As a result, the Merger Agreement can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in ChaSerg with a potentially less liquid trading market, fewer stockholders, potentially less cash and the potential inability to meet the listing standards of NASDAQ.

Q:     How do I exercise my redemption rights?

A:     In order to exercise your redemption rights, you must (i) if you hold public units, separate the underlying shares of ChaSerg Class A Common Stock and warrants, and (ii) prior to the Redemption Deadline (which is            on         , the second business day prior to the Special Meeting), tender your shares of ChaSerg Class A Common Stock physically or electronically and submit a request in writing that ChaSerg redeem your shares of ChaSerg Class A Common Stock for cash to         , ChaSerg’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004

You must also affirmatively certify in your request for redemption if you “ARE” or “ARE NOT” acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other stockholder with respect to shares of common stock. Notwithstanding the foregoing, a holder of the Public Shares, together with any affiliate of his or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) will be restricted from seeking redemption rights with respect to more than 15% of the shares of common stock included in the units sold in ChaSerg’s IPO, which we refer to as the “15% threshold.” Accordingly, all Public Shares in excess of the 15% threshold beneficially owned by a Public Stockholder or group will not be redeemed for cash.

Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to ChaSerg’s transfer agent prior to the

Redemption Deadline, or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s (DTC) DWAC system, at such stockholder’s option. The requirement for physical or electronic delivery prior to the Special Meeting ensures that a redeeming stockholder’s election to redeem is irrevocable once the Business Combination is approved.

Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is ChaSerg’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, ChaSerg does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Any demand for redemption, once made, may be withdrawn at any time until the Redemption Deadline and thereafter, with ChaSerg’s consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to ChaSerg’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that ChaSerg’s transfer agent return the shares (physically or electronically). You may make such request by contacting ChaSerg’s transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:     What are the U.S. federal income tax consequences of exercising my redemption rights?

A:     The U.S. federal income tax consequences of exercising your redemption rights depend on your particular facts and circumstances. See the section entitled “Proposal No. 1: The Business Combination Proposal — Certain U.S. Federal Income Tax Considerations to ChaSerg Class A Common Stockholders Exercising Redemption Rights.” ChaSerg urges you to consult your tax advisor regarding the tax consequences of exercising your redemption rights.

Q:     If I am a ChaSerg warrant holder, can I exercise redemption rights with respect to my warrants?

A:     No. The holders of ChaSerg warrants have no redemption rights with respect to such warrants.

Q:     Do holders of ChaSerg Class A Common Stock have appraisal rights if they object to the proposed Business Combination?

A:     Appraisal rights are not available to holders of ChaSerg Class A Common Stock in connection with the Business Combination.

Q:     What happens to the funds held in the Trust Account upon consummation of the Business Combination?

A:     If the Business Combination is consummated, the funds held in the Trust Account will be released to pay (i) a portion of the merger consideration pursuant to the Merger Agreement, (ii) ChaSerg stockholders who properly exercise their redemption rights, (iii) $6.3 million in deferred underwriting commissions to the underwriters of ChaSerg’s IPO in connection with the Business Combination, (iv) certain other fees, costs and expenses (including regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that are incurred by ChaSerg in connection with the transactions contemplated by the Business Combination and pursuant to the terms of the Merger Agreement, and (v) the remainder will go onto the ChaSerg balance sheet at Closing.

Q:     What happens if the Business Combination is not consummated?

A:     There are certain circumstances under which the Merger Agreement may be terminated. See the section entitled “Proposal No. 1: The Business Combination Proposal — The Merger Agreement” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Merger Agreement or otherwise, unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, ChaSerg is unable to complete the Business Combination or another initial business combination transaction by April 10, 2020, ChaSerg’s Certificate of Incorporation provides that it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust

Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, our Public Stockholders may only receive $10.00 per share, and our warrants will expire worthless.

ChaSerg expects that the amount of any distribution its Public Stockholders will be entitled to receive upon its dissolution will be approximately the same as the amount they would have received if they had redeemed their shares in connection with the Business Combination, subject in each case to ChaSerg’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Holders of Founder Shares have waived any right to any liquidation distribution with respect to those shares.

In the event of liquidation, there will be no distribution with respect to ChaSerg’s outstanding warrants. Accordingly, the warrants will expire worthless.

Q:     When is the Business Combination expected to be completed?

A:     The closing of the Business Combination is expected to take place in the first quarter of 2020. Closing will occur           .

Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, the Merger Agreement may be terminated by either ChaSerg or Grid Dynamics if the closing of the Business Combination has not occurred by April 10, 2020.

For a description of the conditions to the completion of the Business Combination, see the section entitled “Proposal No. 1: The Business Combination Proposal.”

Q:     What do I need to do now?

A:     You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:     How do I vote?

A:     If you were a holder of record of ChaSerg Class A Common Stock on           , the record date for the Special Meeting, you may vote with respect to the proposals in person at the Special Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee.

Q:     What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:     At the Special Meeting, ChaSerg will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present.

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Accordingly, an abstention from voting with regard to the Business Combination Proposal and/or the Charter Proposals will have the same effect as a vote “AGAINST” the Business Combination Proposal and/or the Charter Proposals, as applicable.

Approval of the NASDAQ Proposal, the Incentive Plan Proposal, the Director Election Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg’s Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, an abstention will have the same effect as a vote “AGAINST” these proposals.

Q:     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:     Signed and dated proxies received by ChaSerg without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” each proposal presented to the stockholders. The proxyholders may use their discretion to vote on any other matters which properly come before the Special Meeting.

Q:     If I am not going to attend the Special Meeting in person, should I return my proxy card instead?

A:     Yes. Whether you plan to attend the Special Meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:     If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:     No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. ChaSerg believes the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum or for purposes of determining the number of votes cast at the Special Meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. It is anticipated that there will not be any “broker non-votes” for the special meeting.

Q:     May I change my vote after I have mailed my signed proxy card?

A:     Yes. You may change your vote by sending a later-dated, signed proxy card to ChaSerg’s Chief Executive Officer at the address listed below so that it is received by ChaSerg’s Chief Executive Officer prior to the Special Meeting or attend the Special Meeting in person and vote. You also may revoke your proxy by sending a notice of revocation to ChaSerg’s Chief Executive Officer, which must be received by ChaSerg’s secretary prior to the Special Meeting.

Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares for each of your accounts.

Q:     Who will solicit and pay the cost of soliciting proxies?

A:     ChaSerg will pay the cost of soliciting proxies for the Special Meeting. ChaSerg has engaged MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the Special Meeting. ChaSerg has agreed to pay MacKenzie a fee of $12,500. ChaSerg will reimburse MacKenzie for reasonable out-of-pocket expenses and will indemnify MacKenzie and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages, liabilities and/or damages. ChaSerg will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of ChaSerg’s Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of ChaSerg’s Class A Common Stock and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:     Who can help answer my questions?

A:     If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

ChaSerg Technology Acquisition Corp.
533 Airport Blvd, Suite 400
Burlingame, CA 94010
Telephone: (619) 736-6855

You may also contact our proxy solicitor, MacKenzie, at:

105 Madison Avenue
New York, New York 10016
Toll-Free: (800) 322-2885
Call collect: (212) 929-5500
Email: proxy@mackenziepartners.com

To obtain timely delivery, ChaSerg stockholders must request the materials no later than five (5) business days prior to the Special Meeting.

You may also obtain additional information about ChaSerg from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your stock (either physically or electronically) to ChaSerg’s transfer agent prior to the Special Meeting in accordance with the procedures detailed under the question “How do I exercise my redemption rights?” If you have questions regarding the certification of your position or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the business combination and the Proposals to be considered at the Special Meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information.”

Parties to the Business Combination

ChaSerg Technology Acquisition Corp.

ChaSerg Technology Acquisition Corp. (“ChaSerg,” “Parent,” “we,” “us,” and “our”) is an early stage blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

ChaSerg Class A Common Stock, units and warrants are currently listed on NASDAQ under the symbols “CTAC,” “CTACU,” and “CTACW,” respectively. Certain of our shares of Class A Common Stock and warrants currently trade as units consisting of one share of ChaSerg Class A Common Stock and one-half of one redeemable warrant, and are listed on the NASDAQ under the symbol “CTACU.” Upon closing of the Business Combination, the units will be separated into the component securities upon the closing of the Business Combination and, as a result, will no longer trade as a separate security. Upon the consummation of the transaction, ChaSerg will change its name to “Grid Dynamics Holdings, Inc.” and we have applied to continue the listing of our common stock and warrants on the NASDAQ under the symbols “CTAC” and “CTACW,” respectively.

The mailing address for ChaSerg’s principal executive office is 533 Airport Blvd, Suite 400, Burlingame, CA 94010.

For more information about ChaSerg, see the sections entitled “ChaSerg Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information about ChaSerg.”

Grid Dynamics International, Inc.

Grid Dynamics International, Inc. (“Grid Dynamics”) is an emerging leader in driving enterprise-level digital transformation in Fortune 1000 companies. Since its inception in 2006 in Menlo Park, California, as a grid and cloud consultancy firm, Grid Dynamics has been on the forefront of digital transformation, working on big ideas like cloud computing, NOSQL, DevOps, microservices, big data and artificial intelligence (“AI”), and quickly established itself as a provider of choice for technology and digital enterprise companies.

The mailing address of Grid Dynamics’ principal executive offices is 5000 Executive Parkway, Suite 520, San Ramon, CA 94583.

For more information about Grid Dynamics, see the sections entitled “Grid Dynamics Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Information about Grid Dynamics.”

The Business Combination

On November 13, 2019, ChaSerg entered into the Merger Agreement to effect a business combination by and among (i) ChaSerg, (ii) Merger Sub 1, (iii) Merger Sub 2, (iv) Grid Dynamics, and (v) ASL, solely in its capacity as representative of the securityholders of Grid Dynamics immediately prior to the consummation of the Business Combination. Upon the consummation of the transactions contemplated by the Merger Agreement, (i) Grid Dynamics will become a wholly-owned subsidiary of ChaSerg; and (ii) ChaSerg will change its name to “Grid Dynamics Holdings, Inc.”; and (iii) the Selling Securityholders (other than the Selling Securityholders who have properly demanded appraisal rights in accordance with the DGCL in connection with the transactions described in the Merger Agreement) will be entitled to receive the merger consideration set forth in the Merger Agreement as described below. The merger consideration consists of a combination of cash and equity consideration.

The Merger Agreement provides for ChaSerg’s acquisition of the outstanding capital stock and other equity interests of Grid Dynamics through two mergers of newly formed acquisition vehicles, Merger Sub 1 and Merger Sub 2. Pursuant to the Merger Agreement, the Business Combination will be effected through the following steps: (i) Merger Sub 1 will be merged with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, Grid Dynamics will be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”). The Merger Agreement is attached as Annex A hereto and you are encouraged to read it in its entirety.

The Grid Dynamics Selling Securityholders as of immediately prior to the consummation of the Business Combination will, upon consummation of the Business Combination, receive a combination of stock and cash consideration. The aggregate merger consideration (the “Merger Consideration”) to be paid pursuant to the Merger Agreement will be comprised of equity and cash as follows:

•        cash consideration of $130,000,000 subject to certain adjustments (the “Cash Consideration”); and

•        25,523,810 shares of Successor Common Stock, subject to certain adjustments (the “Share Consideration”).

The Merger Consideration is more fully described in “Proposal No. 1: Approval of the Business Combination — Description of the Merger Agreement — Consideration to the Selling Securityholders in the Business Combination.”

Immediately prior to the effective time of the Initial Merger, each vested option to purchase the common stock of Grid Dynamics (a “Grid Dynamics Option”) held by a person other than a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be canceled and converted into the right to receive an amount in cash based on the Merger Consideration and the exercise price of such Grid Dynamics Option. In addition, by virtue of the Mergers, each unvested Grid Dynamics Option held by a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be assumed by ChaSerg and converted into an option to purchase shares of ChaSerg Class A Common Stock with substantially the same terms and conditions (each, an “Assumed Option”), with equitable adjustments to the number of shares subject to the Assumed Option and exercise price of the Assumed Option. Any portion of a Grid Dynamics Option that is neither canceled and converted into the right to receive cash consideration or assumed will be canceled immediately prior to the effective time of the Initial Merger.

Conditions to Closing of the Business Combination

Conditions to Each Party’s Obligations

The obligations of all parties to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the approval of Grid Dynamics’ stockholders;

•        the approval of ChaSerg stockholders at a special meeting of ChaSerg stockholders;

•        the approval of the stockholders of ASL, including Teamsun Technology (HK) Limited (“Teamsun HK”), a company listed on The Stock Exchange of Hong Kong Limited (“HKEX”);

•        no governmental entity shall have enacted, issued, promulgated, enforced or entered any order, judgment, injunction, ruling, edict or other decree, whether temporary, preliminary or permanent, enacted, issued, promulgated, enforced or entered which is in effect and has the effect of making the Business Combination illegal, otherwise restraining or prohibiting consummation of any material transactions or causing any of the material transactions contemplated by the Merger Agreement to be rescinded following completion of the Business Combination;

•        the approval of the stockholders of Beijing Teamsun Technology Co. Ltd. (“Teamsun”), including the largest stockholder of Teamsun (the “Teamsun Affiliate”);

•        the receipt of requisite government and securities exchange approvals, including approval related to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and approval from the HKEX;

•        no actions shall have been commenced against ChaSerg, Merger Sub 1, Merger Sub 2 or Grid Dynamics that would restrain or prohibit the consummation of the Business Combination;

•        immediately prior to the Business Combination, ChaSerg having at least $5,000,001 in net tangible assets in the Trust Account, (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and

•        after giving effect to the Redemption and the receipt of any additional equity sold by ChaSerg, the Available Parent Cash shall be no less than the total cash and cash equivalents of Parent, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemptions and (B) any taxes due on any accrued interest on the Trust Account, is less than 70% of the Trust Account Balance at Signing.

Conditions to the Obligations of ChaSerg, Merger Sub 1 and Merger Sub 2

The obligations of ChaSerg, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the accuracy of the representations and warranties of Grid Dynamics;

•        the performance by Grid Dynamics of its covenants and conditions required by the Merger Agreement;

•        the absence of any Material Adverse Effect with respect to Grid Dynamics since December 31, 2018;

•        the delivery of certain closing deliverables specified in the Merger Agreement;

•        a requirement that holders of no more than 10% of the shares of Grid Dynamics, as of immediately prior to the Closing, shall have exercised (or be entitled to exercise) statutory appraisal rights under Section 1300 of the California General Corporation Law with respect to the shares of Grid Dynamics;

•        the execution by certain key executives and key employees of employment agreements of relating to post-Closing employment;

•        approval by Grid Dynamics’ Stockholders required pursuant to Section 280G(b)(5)(B) of the Code and the treasury regulations thereunder;

•        confirmation that, upon closing, Grid Dynamics has no less than $20,000,000 in certain cash on hand and cash equivalents;

•        the adoption and approval by Grid Dynamics and all requisite stockholders of Grid Dynamics of the amendment to the Grid Dynamics’ certificate of incorporation.

Conditions to the Obligations of Grid Dynamics

The obligations of Grid Dynamics to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the accuracy of the representations and warranties of ChaSerg, Merger Sub 1 and Merger Sub 2;

•        the performance by each of ChaSerg, Merger Sub 1 and Merger Sub 2 of its covenants and conditions required by the Merger Agreement;

•        the delivery of certain closing deliverables specified in the Merger Agreement;

•        the approval of a new equity incentive plan of ChaSerg; and

•        the appointment of the board of directors of ChaSerg to serve immediately following the Closing.

Regulatory Matters

At any time before or after consummation of the Business Combination, notwithstanding the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act” or “HSR”), the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. ChaSerg cannot assure you that the Antitrust Division of the United States Department of Justice, the U.S. Federal Trade Commission, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, ChaSerg cannot assure you as to its result. ChaSerg and Grid Dynamics will file required forms under the HSR Act with the Antitrust Division of the United States Department of Justice and the U.S. Federal Trade Commission.

As ASL is a company listed on the Main Board of the HKEX, it is subject to the Rules Governing the Listing of Securities on the HKEX (the “HKEX Listing Rules”). The Business Combination constitutes a spin-off under the HKEX Listing Rules and would require prior approval from the HKEX. ASL has submitted a proposal in relation to the proposed spin-off to the HKEX for approval and the HKEX has confirmed that ASL may proceed with the proposed spin-off. Separately the Business Combination constitutes a very substantial disposal and very substantial acquisition under the HKEX Listing Rules and are subject to the reporting, announcement and independent shareholders’ approval requirements under the HKEX Listing Rules.

Related Agreements

The Registration Rights Agreement

We will enter into an amended and restated registration rights agreement with our Sponsor and certain holders party thereto (the “Existing Holders”) (as amended and restated, the “Registration Rights Agreement”). Under the Registration Rights Agreement, within 45 calendar days after consummation of the Business Combination, we will be required to register for resale Successor Common Stock issuable for (i) shares of ChaSerg Class A Common Stock held by any Existing Holders immediately following the Closing, (ii) any Placement Units and (iii) any other equity securities of ChaSerg issued or issuable with respect to any securities referenced in clause (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, “Registrable Securities”). Based on the foregoing, we will be required to register such Registrable Securities pursuant to the Registration Rights Agreement. The holders of a majority-in-interest of the Registrable Securities held by the Existing Holders and any of their permitted transferees will be entitled to demand that we register the resale of such securities under certain circumstances. The Existing Holders and their permitted transferees will also have certain “piggy back” registration rights with respect to registration statements and rights to require us to register for resale such securities. For more information about the Registration Rights Agreement, see the section entitled “Proposal No. 1: The Business Combination Proposal — Description of the Merger Agreement — The Registration Rights Agreement.”

Voting Agreements

Certain Grid Dynamics stockholders and holders of equity interests in the corporate parents of Grid Dynamics, including ASL, Teamsun HK, the Teamsun Affiliate and Benhamou Global Ventures (“BGV”) have entered into voting agreements with ChaSerg (each a “Voting Agreement” and collectively, the “Voting Agreements”). Under the Voting Agreements, each party agrees to vote all of their shares of Grid Dynamics or its parent entities (as applicable) in favor of the Merger Agreement and related transactions, refrain from transferring any such shares prior to the consummation of the Business Combination and, where applicable, use reasonable best efforts to obtain any required regulatory approvals. For more information about the Voting Agreements, see the section entitled “Proposal No. 1: The Business Combination Proposal — Description of the Merger Agreement — The Registration Rights Agreement.”

Stockholders’ Agreement

On November 13, 2019, and effective as of the Closing, ChaSerg and each of the Sponsor, BGV, GDB International Investment Limited, GDD International Holding Company, Leonard Livschitz, Victoria Livschitz

and ASL (together with any individuals or entities that are signatories thereto or hereafter become party to the agreement, the “Voting Parties”) entered into a Stockholders’ Agreement, pursuant to which, among other things, the Voting Parties will agree (i) to take all necessary action to cause the Board to be comprised of eight directors effective immediately following the Closing, (ii) to grant each of ASL and Sponsor rights to designate two directors for election to the Board (and the Voting Parties will vote in favor of such designees), (iii) to designate the Chief Executive Officer of the Successor for election to the Board, and (iv) to designate three unaffiliated designates for election to the Board. See “Proposal No. 1: The Business Combination Proposal — Description of the Merger Agreement — Stockholders’ Agreement” for additional information.

Lock-Up Agreements

At the Closing, each of ASL, Teamsun HK, the Teamsun Affiliate, BGV and holders of at least 15,000 shares of Grid Dynamics’ common shares will enter into a Lock-Up Agreement with ChaSerg in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”). In each such Lock-Up Agreement, each such holder will agree not to sell or otherwise transfer its shares in ChaSerg during the period commencing from the Closing and ending on the earlier of (A) one year after the completion of the Business Combination or (B) subsequent to the Business Combination, (x) if the last sale price of ChaSerg Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which ChaSerg completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Side Letter

On November 13, 2019, the Sponsor entered into a side letter (“Side Letter”) with ChaSerg pursuant to which, among other things, the Sponsor agreed to refrain from selling, transferring or otherwise disposing of up to 1,200,000 shares of its common stock in ChaSerg (such portion, the “Earnout Shares”) until certain release events have been realized. Under the terms of the Side Letter, the Sponsor will be able to sell or transfer one-third of such Earnout Shares upon the price of ChaSerg’s Class A Common Stock reaching a price of $12.00 per share, an additional one-third of such Earnout Shares upon the stock price reaching a price of $13.50 per share and the final one-third of such Earnout Shares upon the stock price reaching a price of $15.00 per share, in each case where such price targets were achieved for a minimum of 20 days out of a 30-day trading period during the applicable earn out period.

Side Letter with Grid Dynamics and ASL

On November 13, 2019, ChaSerg entered into a side letter with Grid Dynamics and ASL pursuant to which ChaSerg and Grid Dynamics agreed to a future schedule of awards to be made under the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan, subject to approval of the Successor’s board of directors or its compensation committee. For additional information, please see the section entitled “Proposal No. 5: The Incentive Plan Proposal.”

Interests of Certain Persons in the Business Combination

In considering the recommendation of ChaSerg’s board of directors to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of ChaSerg’s board of directors and executive officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. ChaSerg’s board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•        Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if the Business Combination or another business combination is not consummated by April 10, 2020, ChaSerg will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and certain of ChaSerg’s directors, which were acquired for an aggregate purchase price of $25,000, would be worthless because the holders are not entitled to participate in any conversion or distribution with respect to such shares. Such shares had an aggregate market value of $58,740,000 based upon the closing price of $10.68 per share on NASDAQ on November 25, 2019.

•        Eric Benhamou is (i) a director of Grid Dynamics, (ii) an officer, director and otherwise an affiliate of BGV Opportunity Fund L.P., a Delaware limited partnership, which is a stockholder of Grid Dynamics and is a beneficial stockholder of ChaSerg, (iii) a holder of options to purchase common shares of Grid Dynamics, (iv) entitled to receive consideration in the Business Combination, and (v) a director and an officer of ChaSerg and an indirect beneficial stockholder of ChaSerg; he is expected to continue as a director of Successor following the Business Combination.

•        Lloyd Carney is a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg and he is expected to serve as chairman of the board of directors of Successor following the Business Combination.

The ChaSerg Board’s Reasons for the Approval of the Business Combination

After careful consideration, ChaSerg’s board of directors recommends that ChaSerg’s stockholders vote “FOR” each of the Proposals.

For a more complete description of ChaSerg’s board of directors’ reasons for the approval of the Business Combination and its recommendation, see the section entitled “Proposal No. 1: The Business Combination Proposal — Board of Directors’ Reasons for the Approval of the Business Combination.”

Opinion of ChaSerg’s Financial Advisor

In making its determination with respect to the Business Combination, ChaSerg’s board of directors also considered the financial analyses prepared by BTIG, and the opinion of BTIG as of November 8, 2019, as to (i) the fairness, from a financial point of view, to ChaSerg of the Merger Consideration to be paid pursuant to the draft Merger Agreement and (ii) whether the business acquired had a fair market value equal to at least 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account).

ChaSerg’s board of directors retained BTIG to provide a fairness opinion in connection with its consideration of the Business Combination. On November 8, 2019, at a meeting of ChaSerg’s board of directors held to evaluate the proposed transaction, BTIG delivered an oral opinion, subsequently confirmed by delivery of a written opinion to ChaSerg’s board of directors, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth therein, (i) the Merger Consideration to be paid by ChaSerg in the Business Combination pursuant to the draft Merger Agreement is fair, from a financial point of view, to ChaSerg, and (ii) the fair market value of Grid Dynamics equals or exceeds 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account).

The full text of the written opinion of BTIG, dated November 8, 2019, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex D. The following summary of BTIG’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion. BTIG provided its opinion for the information and assistance of ChaSerg’s board of directors in connection with its consideration of the Business Combination. BTIG’s opinion was not intended to and does not constitute a recommendation as to how any holder of ChaSerg Class A Common Stock should vote or take any action with respect to the Business Combination or any other matter.

For a more complete description of the financial analyses prepared by BTIG, and the opinion of BTIG as of November 8, 2019, see the section entitled “Proposal No. 1: The Business Combination Proposal — Opinion of ChaSerg’s Financial Advisor.”

Redemption Rights

Pursuant to ChaSerg’s Certificate of Incorporation, holders of Public Shares of Class A Common Stock may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with ChaSerg’s Certificate of Incorporation. As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes. If a holder exercises its redemption rights, then such holder will be exchanging its shares of ChaSerg’s Class A Common Stock for cash and will no longer own shares of ChaSerg. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to ChaSerg’s transfer agent by the Redemption Deadline, which is            on           , the second business day prior to the Special Meeting. For the procedures to be followed if you wish to redeem your shares for cash, see the section entitled “Special Meeting of Stockholders — Redemption Rights”.

Other Proposals

In addition to the Business Combination Proposal, ChaSerg stockholders will be asked to vote on the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal. For more information about the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal, see the sections entitled “Proposal No. 2: The NASDAQ Proposal,” “Proposal No. 3: The Charter Proposals,” “Proposal No. 4: The Director Election Proposal,” “Proposal No. 5: The Incentive Plan Proposal” and “Proposal No. 6: The Adjournment Proposal.”

Board of Directors of Successor Following the Business Combination

Upon consummation of the Business Combination, we anticipate that the board of directors of Successor will consist of eight directors. For additional information, see the section entitled “Successor Management and Board of Directors Following the Business Combination” for additional information.

Date, Time and Place of Special Meeting

The Special Meeting will be held at           , Pacific time, on           , at           , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals included in this proxy statement.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of ChaSerg Class A Common Stock at the close of business on           , which is the record date for the Special Meeting. You are entitled to one vote for each share of ChaSerg Class A Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were            shares of common stock outstanding, of which            are Public Shares and            are Founder Shares.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, ChaSerg will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Grid Dynamics issuing stock for the net assets of ChaSerg, accompanied by a recapitalization. The net assets of ChaSerg will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Grid Dynamics.

Appraisal Rights

There are no appraisal rights available to ChaSerg’s stockholders in connection with the Business Combination.

Proxy Solicitation

Proxies may be solicited by mail. ChaSerg has engaged MacKenzie to assist in the solicitation of proxies. If a ChaSerg stockholder grants a proxy, it may still vote its shares in person if it revokes its proxy before the Special Meeting. A stockholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of ChaSerg Stockholders — Revoking Your Proxy.”

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of ChaSerg stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to the Business Combination Proposal and/or the Charter Proposals will have the same effect as a vote “AGAINST” the Business Combination Proposal and/or the Charter Proposals, as applicable.

Approval of the NASDAQ Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of any vote on these proposals. However, abstentions will have the same effect as a vote “AGAINST” these proposals.

The Business Combination Proposal is conditioned on the approval of each of the other proposals in this proxy statement other than the Incentive Plan Proposal and the Adjournment Proposal. Each of the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal and each other proposal other than the Incentive Plan Proposal and the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

It is important for you to note that in the event the Business Combination Proposal does not receive the requisite vote for approval, then ChaSerg will not consummate the Business Combination. Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if ChaSerg does not consummate the Business Combination and fails to complete an initial business combination by April 10, 2020, ChaSerg will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the Public Stockholders.

Recommendation to ChaSerg Stockholders

After careful consideration, the ChaSerg Board has unanimously determined that each of the proposals is fair to and in the best interests of ChaSerg and its stockholders and has unanimously approved such proposals. The Board recommends that stockholders vote “FOR” the Business Combination Proposal, “FOR” the NASDAQ Proposal, “FOR” the Charter Proposals, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal.

Risk Factors

In evaluating the Proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors.”

SELECTED HISTORICAL FINANCIAL INFORMATION OF CHASERG

The following table sets forth selected historical financial information derived from ChaSerg’s unaudited condensed financial statements for and as of the nine months ended September 30, 2019 and 2018 and audited financial statements as of December 31, 2018 and for the period from May 21, 2018 (inception) through December 31, 2018, each of which is included elsewhere in this proxy statement.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following summary financial information in conjunction with the section entitled “ChaSerg Management’s Discussion and Analysis of Financial Condition and Results of Operations” and ChaSerg’s financial statements and related notes appearing elsewhere in this proxy statement.

(in thousands)	Nine Months ended September 30, 2019	Nine Months ended September 30, 2018	As of December 31, 2018 and for the period from May 21, 2018 (inception) through December 31, 2018
Statement of Operations Data:
Total expenses	$1,288	$2	$326
Net income (loss)	1,763	(2)	615
Basic earnings per share	0.12	—	0.04
Diluted earnings per share	(0.13)	—	(0.04)

Balance Sheet Data
Total assets	223,955	N/A	222,364
Total liabilities	7,974	N/A	8,145
Total redeemable ordinary shares	210,981	N/A	209,219
Total shareholders’ equity	5,000	N/A	5,000

Cash Flow Data
Net cash (used in) operating activities	(2,050)	(0)	(304)
Net cash provided by (used in) investing activities	1,397	—	(220,000)
Net cash provided by financing activities	—	49	221,315

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION OF GRID Dynamics

The following table sets forth selected historical financial information derived from Grid Dynamics’ unaudited condensed financial statements as of and for the nine months ended September 30, 2019 and 2018 and audited consolidated financial statements of Grid Dynamics as of and for the years ended December 31, 2018 and 2017, each of which is included elsewhere in this proxy statement.

The historical results presented below are not necessarily indicative of the results to be expected for any future period. You should read the following summary financial information in conjunction with the section entitled “Grid Dynamics Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Grid Dynamics’ financial statements and related notes appearing elsewhere in this proxy statement.

(in thousands)	As of and for the Nine Months ended September 30, 2019	For the Nine Months ended September 30, 2018	As of and for the Year ended December 31, 2018	As of and for the Year ended December 31, 2017
Statement of Operations Data:
Total revenue	$86,325	$66,376	$91,865	$70,684
Income from operations	11,480	11,904	13,829	13,107
Net income	8,700	8,316	9,228	13,184
Basic earnings per share	0.69	0.69	0.77	0.82
Diluted earnings per share	0.67	0.69	0.77	0.78

Balance Sheet Data
Total assets	69,600	N/A	41,726	31,152
Total liabilities	8,892	N/A	8,347	6,757
Convertible preferred stock	9,187	N/A	—	—
Total shareholders’ equity	51,521	N/A	33,379	24,395

Cash Flow Data
Net cash provided by operating activities	10,816	9,400	10,584	5,540
Net cash (used in) investing activities	(2,099)	(2,198)	(3,079)	(1,058)
Net cash provided (used in) by financing activities	14,604	—	—	(4,715)

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following summary unaudited pro forma condensed combined financial data (the “Summary Pro Forma Data”) give effect to the transactions contemplated by the Business Combination. The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, ChaSerg will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of issuing stock for the net assets of ChaSerg, accompanied by a recapitalization. The net assets of ChaSerg will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Grid Dynamics. The summary unaudited pro forma condensed combined balance sheet data as of September 30, 2019 give effect to the Business Combination as if it had occurred on September 30, 2019. The summary unaudited pro forma condensed combined statement of operations data for the nine months ended September 30, 2019 and year ended December 31, 2018 give effect to the Business Combination as if it had occurred on January 1, 2018.

The Summary Pro Forma Data have been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information of the Successor appearing elsewhere in this proxy statement and the accompanying notes to the unaudited pro forma financial statements. The unaudited pro forma condensed combined financial information is based upon, and should be read in conjunction with, the historical consolidated financial statements and related notes of ChaSerg and Grid Dynamics for the applicable periods included in this proxy statement. The Summary Pro Forma Data have been presented for informational purposes only and are not necessarily indicative of what the post-combination company’s financial position or results of operations actually would have been had the Business Combination been completed as of the dates indicated. In addition, the Summary Pro Forma Data do not purport to project the future financial position or operating results of the post-combination company.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of the Company’s Class A Common Stock:

•        Assuming No Redemptions: This presentation assumes that no Public Stockholders of ChaSerg exercise redemption rights with respect to their Public Shares for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions: This presentation assumes that stockholders holding 6,600,000 of ChaSerg’s Public Shares exercise their redemption rights and that such shares are redeemed for their pro rata share (approximately $10.16 per share) of the funds in ChaSerg’s Trust Account. Per ChaSerg’s IPO registration statement, a Public Stockholder, together with any affiliate of his or hers, or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 15% or more of shares of ChaSerg Class A Common Stock sold in ChaSerg’s IPO. This scenario gives effect to ChaSerg’s public share redemptions of approximately 6,600,000 shares for aggregate redemption payments of $67.0 million. Aggregate redemption payments of $67.0 million were calculated as $223.5 million of cash in the Trust Account per the unaudited pro forma condensed combined balance sheet less $156.5 million of minimum cash balance required to be retained in the Trust Account as specified in the Merger Agreement. Public redemption of approximately 6,600,000 shares is calculated as $67.0 million redemption payments divided by the estimated per share redemption value of $10.16 ($223,495,864 in Trust Account per the unaudited pro forma condensed combined balance sheet divided by 22,000,000 Public Shares as of September 30, 2019). The Merger Agreement includes as a condition to closing the Business Combination that, after giving effect to any redemptions and the receipt of any additional equity sold by ChaSerg, the total cash and cash equivalents of ChaSerg be at least 70% of the Trust Account balance as of the date of signing of the Merger Agreement. As a result, if a substantial number of its stockholders elect to redeem their shares, Sponsor or other investors may need to contribute additional capital or ChaSerg may not be able to complete the Business Combination.

	Assuming No Redemptions	Assuming Maximum Redemptions
Select Unaudited Pro Forma Condensed Combined Statement of Operations Data
Nine Months Ended September 30, 2019 (in thousands, except share and per share information)
Revenue	$86,325	$86,325
Net income	7,346	7,346
Net income per share, Class A – basic and diluted	0.14	0.16
Weighted-average shares outstanding – basic and diluted	52,463,810	47,213,810

Selected Unaudited Pro Forma Condensed Combined Statement of Operations Data
Year ended December 31, 2018 (in thousands, except share and per share information)
Revenue	91,865	91,865
Net income	9,260	9,260
Net income per share, Class A – basic and diluted	0.18	0.20
Weighted-average shares outstanding – basic and diluted	52,463,810	47,213,810

Selected Unaudited Pro Forma Condensed Combined Balance Sheet Data as of September 30, 2019 (in thousands)
Total assets	138,747	85,198
Total liabilities	7,638	7,638
Total stockholders’ equity	$131,109	$77,560

RISK FACTORS

You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the Special Meeting. The following risk factors apply to the business and operations of Grid Dynamics and its consolidated subsidiaries and will also apply to the business and operations of the post-combination company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, cash flows, financial condition and results of operations of the post-combination company. You should carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” We may face additional risks and uncertainties that are not presently known to us, or that we currently deem immaterial, which may also impair our business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.

Risks Related to the Business of Grid Dynamics

Risks Related to Grid Dynamics’ Business, Operations and Industry

Grid Dynamics has a relatively short operating history and operates in a rapidly evolving industry, which makes it difficult to evaluate future prospects and may increase the risk that it will not continue to be successful.

Grid Dynamics was founded in 2006 and has a relatively short operating history in the technology services industry, which is competitive and continuously evolving, subject to rapidly changing demands and constant technological developments. As a result, success and performance metrics are difficult to predict and measure. Since services and technologies are rapidly evolving and each company within the industry can vary greatly in terms of the services it provides, its business model and its results of operations, it can be difficult to predict how any company’s services, including that of Grid Dynamics, will be received in the market.

While many Fortune 1000 enterprises, including Grid Dynamics’ clients, have been willing to devote significant resources to incorporate emerging technologies and related market trends into their business models, they may not continue to spend any significant portion of their budgets on services like those provided by Grid Dynamics in the future. Neither Grid Dynamics’ past financial performance nor the past financial performance of any other company in the technology services industry is indicative of how Grid Dynamics will fare financially in the future. Grid Dynamics’ future profits may vary substantially from those of other companies and Grid Dynamics’ past profits, making an investment in Grid Dynamics risky and speculative. If clients’ demand for Grid Dynamics’ services declines as a result of economic conditions, market factors or shifts in the technology industry, Grid Dynamics’ business, financial condition and results of operations would be adversely affected.

Grid Dynamics may be unable to effectively manage its growth or achieve anticipated growth, which could place significant strain on Grid Dynamics’ management personnel, systems and resources.

Continued growth and expansion may increase the challenges Grid Dynamics faces in recruiting, training and retaining sufficiently skilled professionals and management personnel, maintaining effective oversight of personnel and delivery centers, developing financial and management controls, coordinating effectively across geographies and business units, and preserving its culture and values. Failure to manage growth effectively could have a material adverse effect on the quality of the execution of Grid Dynamics’ engagements, its ability to attract and retain IT professionals, as well as its business, financial condition and results of operations.

In addition, as Grid Dynamics increases the size and complexity of projects that it undertakes with clients, adds new delivery sites, introduces new services or enters into new markets, Grid Dynamics may face new market, technological, operational, compliance and administrative risks and challenges, including risks and challenges unfamiliar to Grid Dynamics. Grid Dynamics may not be able to mitigate these risks and challenges to achieve its anticipated growth or successfully execute large and complex projects, which could materially adversely affect Grid Dynamics’ business, prospects, financial condition and results of operations.

Grid Dynamics’ revenues are highly dependent on a limited number of clients and industries that are affected by seasonal trends, and any decrease in demand for outsourced services in these industries may reduce Grid Dynamics’ revenues and adversely affect Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics generates a significant portion of its revenues from its 10 largest clients and has a limited client base of fewer than 40 total clients. For example, Grid Dynamics generated approximately 88%, 94% and 94% of its revenue from its 10 largest clients during the nine month periods ended September 30, 2019 and 2018, and the year ended December 31, 2018, respectively. In addition, the three largest clients each accounted for 10% or more of Grid Dynamics’ revenue for the nine month periods ended September 30, 2019 and 2018, and the year ended December 31, 2018. In addition, a significant portion of Grid Dynamics’ revenues is concentrated in two specific industry verticals: digital retail and digital technology. Grid Dynamics’ growth largely depends on continued demand for its services from clients in these two industry verticals and other industries that it may target in the future, as well as on trends in these industries to outsource the type of services Grid Dynamics provides.

Grid Dynamics’ business is also subject to seasonal trends that impact its revenues and profitability between quarters, largely driven by the U.S. retail cycle, which drives the behavior of a significant portion of Grid Dynamics’ clients, and the timing of holidays in the countries in which Grid Dynamics operates. Excluding the impact of growth in its book of business, Grid Dynamics has historically recorded higher revenue and gross profit in the second and third quarters of each year compared to the first and fourth quarters of each year. The Christmas holiday season in Russia and Ukraine, for example, falls in the first quarter of the calendar year, resulting in reduced activity and billable hours. In addition, many of Grid Dynamics’ retail sector clients tend to slow their discretionary spending during the holiday sale season, which typically lasts from late November (before Thanksgiving) through late December (after Christmas). Such seasonal trends may cause reductions in Grid Dynamics’ profitability and profit margins during periods affected.

A reduction in demand for Grid Dynamics’ services and solutions caused by season trends, downturn in any of Grid Dynamics’ targeted industries, a slowdown or reversal of the trend to outsource IT services in any of these industries or the introduction of regulations that restrict or discourage companies from outsourcing may result in a decrease in the demand for Grid Dynamics’ services and could have a material adverse effect on its business, financial condition and results of operations.

Grid Dynamics’ revenues are highly dependent on clients primarily located in the United States. Any economic downturn in the United States or disruptions in the credit markets may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

The IT services industry is particularly sensitive to the economic environment and tends to decline during general economic downturns. Grid Dynamics derives nearly all of its revenues from clients in the United States. In the event of an economic downturn in the United States, existing and prospective clients may reduce or postpone their technology spending significantly, which may in turn lower the demand for Grid Dynamics’ services and may have a material adverse effect on its business, financial condition and results of operations. In addition, if a disruption in the credit markets were to occur, it could pose a risk to Grid Dynamics’ business if clients or vendors are unable to obtain financing to meet payment or delivery obligations to Grid Dynamics or if Grid Dynamics is unable to obtain necessary financing.

Grid Dynamics faces intense and increasing competition.

The market for technology and IT services is highly competitive and subject to rapid change and evolving industry standards and Grid Dynamics expects competition to persist and intensify. Grid Dynamics faces competition from offshore IT services providers in other outsourcing destinations with low wage costs such as India and China and other CEE countries, as well as competition from large, global consulting and outsourcing firms and in-house IT departments of large corporations. Clients tend to engage multiple IT services providers instead of using an exclusive IT services provider, which could reduce Grid Dynamics’ revenues to the extent that clients obtain services from competing companies. Clients may prefer services providers that have more locations or that are based in countries more cost-competitive, more stable or more secure than some of the emerging markets in which Grid Dynamics operates.

Grid Dynamics’ primary competitors include IT service providers, such as EPAM Systems, Globant S.A. and Endava plc; global consulting and traditional IT services companies, such as Accenture PLC, Capgemini SE, Cognizant Technology Solutions Corporation and Tata Consultancy Services Limited; and in-house development departments of its clients. Many of Grid Dynamics’ present and potential competitors have substantially greater financial, marketing and technical resources, and name recognition than Grid Dynamics. Therefore, they may be able to compete more aggressively on pricing or devote greater resources to the development and promotion of technology and IT services and Grid Dynamics may be unable to retain its clients while competing against such competitors. Increased competition as well as Grid Dynamics’ inability to compete successfully may have a material adverse effect on Grid Dynamics’ business and results of operations.

Grid Dynamics’ ability to generate and retain business depends on its reputation.

Since Grid Dynamics’ business involves providing tailored services and solutions to clients, Grid Dynamics believes that its corporate reputation is a significant factor when an existing or prospective client is evaluating whether to engage Grid Dynamics’ services as opposed to those of its competitors. In addition, Grid Dynamics believes that its brand name and reputation also play an important role in recruiting, hiring and retaining highly skilled personnel.

However, Grid Dynamics’ brand name and reputation is potentially susceptible to damage by factors beyond its control, including actions or statements made by current or former clients and employees, competitors, vendors, adversaries in legal proceedings, government regulators and the media. There is a risk that negative information about Grid Dynamics, even if untrue, could adversely affect its business. Any damage to Grid Dynamics’ reputation could be challenging to repair, could make potential or existing clients reluctant to select Grid Dynamics for new engagements, could adversely affect its recruitment and retention efforts, and could also reduce investor confidence.

Grid Dynamics’ failure to successfully attract, hire, develop, motivate and retain highly skilled personnel could materially adversely affect Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics’ continued growth and success and operational efficiency is dependent on its ability to attract, hire, develop, motivate and retain highly skilled personnel, including IT engineers and other technical personnel, in the geographically diverse locations in which it operates. Competition for highly skilled IT professionals can be intense in the regions in which Grid Dynamics operates, and Grid Dynamics may experience significant employee attrition rates due to such competition. While Grid Dynamics’ management targets a voluntary attrition rate no higher than the mid-teen percentages, the significant market demand for highly skilled IT personnel and competitors’ activities may induce Grid Dynamics’ qualified personnel to leave and make it more difficult for Grid Dynamics to recruit new employees with suitable knowledge, experience and professional qualifications. Failure to attract, hire, develop, motivate and retain personnel with the skills necessary to serve its clients could decrease Grid Dynamics’ ability to meet and develop ongoing and future business and could materially adversely affect Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics’ success depends substantially upon the continuing efforts of its senior executives and key employees, and Grid Dynamics’ business may be severely disrupted if Grid Dynamics loses their services.

Grid Dynamics’ success depends substantially upon the continued services of its senior executives and other key employees. If Grid Dynamics loses the services of one or more of such senior executives or key employees either in connection with or following the Business Combination, Grid Dynamics’ business operations can be disrupted, and Grid Dynamics may not be able to replace them easily or at all. In addition, competition for senior executives and key personnel in Grid Dynamics’ industry is intense, and Grid Dynamics may be unable to retain its senior executives and key personnel or attract and retain new senior executives and key personnel in the future, in which case Grid Dynamics’ business may be severely disrupted.

Failure to adapt to rapidly changing technologies, methodologies and evolving industry standards may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics operates in an industry characterized by rapidly changing technologies, methodologies and evolving industry standards. Grid Dynamics’ future success depends in part upon its ability to anticipate developments in its industry, enhance its existing services and to develop and introduce new services to keep pace with such changes and developments and to meet changing client needs.

Development and introduction of new services and products is expected to become increasingly complex and expensive, involve a significant commitment of time and resources, and subject to a number of risks and challenges, including:

•        difficultly or cost in updating services, applications, tools and software and to develop new services quickly enough to meet clients’ needs;

•        difficultly or cost in making some features of software work effectively and securely over the Internet or with new or changed operating systems;

•        difficultly or cost in updating software and services to keep pace with evolving industry standards, methodologies, regulatory and other developments in the industries where Grid Dynamics’ clients operate; and

•        difficultly in maintaining a high level of quality as Grid Dynamics implements new technologies and methodologies.

Grid Dynamics may not be successful in anticipating or responding to these developments in a timely manner, or if it does respond, the services, technologies or methodologies Grid Dynamics develops or implements may not be successful in the marketplace. Furthermore, services, technologies or methodologies that are developed by competitors may render Grid Dynamics’ services non-competitive or obsolete. Grid Dynamics’ failure to adapt and enhance its existing services and to develop and introduce new services to promptly address the needs of its clients may have a material adverse effect on its business, financial condition and results of operations.

Security breaches, system failures or errors, and other disruptions to network security could result in disclosure of confidential information and expose Grid Dynamics to liability, which would cause its business and reputation to suffer.

Grid Dynamics often has access, or is required, to collect, process, transmit and store sensitive or confidential client and customer data, including intellectual property, proprietary business information of Grid Dynamics’ and its clients, and personally identifiable information of its clients, customers or employees, in Grid Dynamics’ data centers and on its networks. Despite Grid Dynamics’ security measures, Grid Dynamics’ information technology and infrastructure may be vulnerable to attacks by hackers or be breached due to human error, malfeasance or other disruptions. Any such breach or disruption could compromise Grid Dynamics’ networks and the information stored there could be accessed, publicly disclosed, misappropriated, lost or stolen. In addition, any failure or breach of security in a client’s system relating to the services Grid Dynamics provides could also result in disclosure of sensitive or confidential information. Any such breach, disruption or unauthorized disclosure of sensitive or confidential client or customer data could expose Grid Dynamics to liability, cause Grid Dynamics to lose clients and revenue, disrupt Grid Dynamics’ operations and the services provided to clients, damage Grid Dynamics’ reputation, cause a loss of confidence in Grid Dynamics’ products and services, require Grid Dynamics to expend significant resources to protect against further breaches and to rectify problems caused by these events, and result in significant financial and other potential losses.

Undetected software design defects, errors or failures may result in loss of business or in liabilities that could have a material adverse effect on Grid Dynamics’ reputation, business and results of operations.

Grid Dynamics’ services involve developing software solutions for its clients and Grid Dynamics may be required to make certain representations and warranties to its clients regarding the quality and functionality of its software. Given that Grid Dynamics’ software solutions have a high degree of technological complexity, they could contain design defects or errors that are difficult to detect or correct. Grid Dynamics cannot provide assurance that, despite testing by Grid Dynamics, errors or defects will not be found in its software solutions. Any such errors or defects could result in litigation, other claims for damages against Grid Dynamics, the loss of current clients and loss of, or delay in, revenues, loss of market share, a failure to attract new clients or achieve market acceptance, diversion of development resources, increased support or service costs, as well as reputational harm and thus could have a material adverse effect on Grid Dynamics’ reputation, business and results of operations.

Failure to successfully deliver contracted services or causing disruptions to clients’ businesses may have a material adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations.

Grid Dynamics’ business is dependent on its ability to successfully deliver contracted services in a timely manner. Any partial or complete failure of Grid Dynamics’ equipment or systems, or any major disruption to basic infrastructure like power and telecommunications in the locations in which Grid Dynamics operates, could impede its ability to provide adequate services to its clients. In addition, if Grid Dynamics’ professionals make errors in the course of delivering services to its clients or fail to consistently meet the service requirements of a client, these errors or failures could disrupt the client’s business. Any failure to successfully deliver contracted services or causing disruptions to a client’s business, including the occurrence of any failure in a client’s system or breach of security relating to the services provided by Grid Dynamics, may expose Grid Dynamics to substantial liabilities and have a material adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations.

Additionally, Grid Dynamics’ clients may perform audits or require Grid Dynamics to perform audits and provide audit reports with respect to the controls and procedures that Grid Dynamics uses in the performance of services for its clients. Grid Dynamics’ ability to acquire new clients and retain existing clients may be adversely affected and Grid Dynamics’ reputation could be harmed if Grid Dynamics receives a qualified opinion, or if Grid Dynamics cannot obtain an unqualified opinion in a timely manner, with respect to Grid Dynamics’ controls and procedures in connection with any such audit. Grid Dynamics could also incur liability if Grid Dynamics’ controls and procedures, or the controls and procedures Grid Dynamics manages for a client, were to result in an internal control failure or impair Grid Dynamics’ client’s ability to comply with its own internal control requirements. If Grid Dynamics or Grid Dynamics’ partners fail to meet Grid Dynamics’ contractual obligations or otherwise breach obligations to Grid Dynamics’ clients, Grid Dynamics could be subject to legal liability, which may have a material and adverse effect on Grid Dynamics’ revenues and profitability.

Grid Dynamics relies on software, hardware and SaaS technologies from third parties that may be difficult to replace or that may cause errors or defects in, or failures of, Grid Dynamics’ services or solutions.

Grid Dynamics relies on software and hardware from various third parties as well as hosted SaaS applications from third parties to deliver Grid Dynamics’ services and solutions. If any of these software, hardware or SaaS applications become unavailable due to loss of license, extended outages, interruptions or because they are no longer available on commercially reasonable terms, there may be delays in the provisioning of Grid Dynamics’ services until equivalent technology is either developed by Grid Dynamics, or, if available, is identified, obtained and integrated, which could increase Grid Dynamics’ expenses or otherwise harm Grid Dynamics’ business. Furthermore, any errors or defects in or failures of third-party software, hardware or SaaS applications could result in errors or defects in or failures of Grid Dynamics’ services and solutions, which could be costly to correct and have an adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations.

Existing insurance coverage and limitation of liability provisions in service contracts may be inadequate to protect Grid Dynamics against losses.

Grid Dynamics maintains certain insurance coverage, including professional liability insurance, director and officer insurance, property insurance for certain of its facilities and equipment, and business interruption insurance for certain of its operations. However, Grid Dynamics does not insure for all risks in its operations and if any claims for injury are brought against Grid Dynamics, or if Grid Dynamics experiences any business disruption, litigation or natural disaster, Grid Dynamics might incur substantial costs and diversion of resources.

Most of the agreements Grid Dynamics has entered into with its clients require Grid Dynamics to purchase and maintain specified insurance coverage during the terms of the agreements, including commercial general insurance or public liability insurance, umbrella insurance, product liability insurance, and workers’ compensation insurance. Some of these types of insurance are not available on reasonable terms or at all in some countries in which Grid Dynamics operates.

Grid Dynamics’ liability for breach of its obligations is in some cases limited under client contracts. Such limitations may be unenforceable or otherwise may not protect Grid Dynamics from liability for damages. In addition, Grid Dynamics’ existing contracts may not limit certain liabilities, such as claims of third parties for which

Grid Dynamics may be required to indemnify its clients. The successful assertion of one or more large claims against Grid Dynamics in amounts greater than those covered by Grid Dynamics’ current insurance policies could materially adversely affect Grid Dynamics’ business, financial condition and results of operations. Even if such assertions against Grid Dynamics are unsuccessful, Grid Dynamics may incur reputational harm and substantial legal fees.

Material weakness has been identified in Grid Dynamics’ internal control over financial reporting.

Grid Dynamics has identified a material weakness in its internal control over financial reporting that remains unremediated. A material weakness is defined as a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Grid Dynamics’ financial statements will not be prevented or detected on a timely basis. Subsequent to the original issuance of the private company financial statements for the year ended December 31, 2018, the Company identified balances that were accounted for or presented incorrectly under GAAP relating to stock-based compensation, and the presentation of retention bonuses and depreciation on the consolidated statement of income and comprehensive income.

The material weakness identified was a lack of sufficient resources with appropriate depth and experience to interpret complex accounting guidance and prepare financial statements and related disclosures in accordance with GAAP.

Grid Dynamics was not required to perform an evaluation of internal control over financial reporting as of December 31, 2018 and 2017 in accordance with the provisions of the Sarbanes-Oxley Act as it was a private company prior to December 2019. Had such an evaluation been performed, additional control deficiencies may have been identified by Grid Dynamics’ management, and those control deficiencies could have also represented one or more material weaknesses.

Grid Dynamics has taken steps to enhance its internal control environment and plans to take additional steps to remediate the material weakness. Although Grid Dynamics plans to complete this remediation process as quickly as possible, Grid Dynamics cannot at this time estimate how long it will take.

Grid Dynamics’ global business, especially in CIS and CEE countries, exposes it to significant legal, economic, tax and political risks.

Grid Dynamics has significant operations in certain emerging market economies, which creates legal, economic, tax and political risks. Risks inherent in conducting international operations include:

•        less established legal systems and legal ambiguities, inconsistencies and anomalies;

•        application and imposition of protective legislation and regulations relating to import or export, including tariffs, quotas and other trade protection measures;

•        difficulties in enforcing intellectual property and/or contractual rights;

•        bureaucratic obstacles and corruption;

•        compliance with a wide variety of foreign laws;

•        fluctuations in currency exchange rates;

•        potentially adverse tax consequences;

•        competition from companies with more experience in a particular country or with international operations;

•        unstable political and military situations; and

•        overall foreign policy and variability of foreign economic conditions.

The legal systems of Russia, Ukraine, Poland and Serbia, where Grid Dynamics has significant operations, are often beset by legal ambiguities as well as inconsistencies and anomalies due to the relatively recent enactment of many laws that may not always coincide with market developments. Furthermore, legal and bureaucratic obstacles and corruption exist to varying degrees in each of these countries. In such environment, Grid Dynamics’ competitors may receive preferential treatment from the government, potentially giving them a competitive advantage. Governments may also revise existing contract rules and regulations or adopt new ones at any time and for any reason, and government officials may apply contradictory or ambiguous laws or regulations in ways that could materially adversely affect Grid Dynamics’ business and operations in such countries. Any of these changes could impair Grid Dynamics’ ability to obtain new contracts or renew or enforce contracts under which it currently provides services. Any new contracting methods could be costly or administratively difficult for Grid Dynamics to implement, which could materially adversely affect its business and operations. Grid Dynamics cannot guarantee that regulators, judicial authorities or third parties in Russia, Ukraine, Poland and Serbia will not challenge Grid Dynamics’ (including its subsidiaries’) compliance with applicable laws, decrees and regulations. In addition to the foregoing, selective or arbitrary government actions have included withdrawal of licenses, sudden and unexpected tax audits, criminal prosecutions and civil actions, all of which could have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

The banking and other financial systems in certain CIS and CEE countries that Grid Dynamics operates remain subject to periodic instability and generally do not meet the banking standards of more developed markets. A financing crisis or the bankruptcy or insolvency of banks through which Grid Dynamics receives, or with which it holds, funds may result in the loss of its deposits or adversely affect its ability to complete banking transactions in that region, which could materially adversely affect Grid Dynamics’ business and financial condition.

Furthermore, the emergence of new or escalated tensions in CIS and CEE countries, including the conflict with Russia in connection with the ongoing crisis in Ukraine, allegations of the Russian government interference in the 2016 U.S. presidential elections and state-sponsored cyberattacks, could further exacerbate tensions between such countries and the United States. Such tensions, concerns regarding information security, and potential imposition of additional sanctions by the United States and other countries may discourage existing or prospective clients to engage Grid Dynamics’ services, have a negative effect on Grid Dynamics’ ability to develop or maintain its operations in the countries where it currently operates, and disrupt Grid Dynamics’ ability to attract, hire and retain employees. The occurrence of any such event may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics’ effective tax rate could be materially adversely affected by several factors.

Grid Dynamics conducts business globally and files income tax returns in multiple jurisdictions. Grid Dynamics’ effective tax rate could be materially adversely affected by several factors, including changes in the amount of income taxed by, or allocated to, the various jurisdictions in which Grid Dynamics operates that have differing statutory tax rates; changing tax laws, regulations and interpretations of such tax laws in multiple jurisdictions; and the resolution of issues arising from tax audits or examinations and any related interest or penalties. In particular, there have been significant changes to the taxation systems in CEE countries in recent years as the authorities have gradually replaced or introduced new legislation regulating the application of major taxes such as corporate income tax, VAT, corporate property tax, personal income taxes and payroll taxes. Furthermore, any significant changes to the Tax Cuts and Jobs Act (“U.S. Tax Act”) enacted in 2017, or to regulatory guidance associated with the U.S. Tax Act, could materially adversely affect Grid Dynamics’ effective tax rate.

The determination of Grid Dynamics’ provision for income taxes and other tax liabilities requires estimation, judgment and calculations where the ultimate tax determination may not be certain. Grid Dynamics’ determination of tax liability is always subject to review or examination by authorities in various jurisdictions. If a tax authority in any jurisdiction reviews any of Grid Dynamics’ tax returns and proposes an adjustment, including a determination that the transfer prices and terms Grid Dynamics has applied are not appropriate, such an adjustment could have an adverse effect on Grid Dynamics’ business.

Grid Dynamics is unable to predict what tax reforms may be proposed or enacted in the future or what effect such changes would have on its business, but such changes, to the extent they are brought into tax legislation, regulations, policies or practices in jurisdictions in which it operates, could increase the estimated tax liability that Grid Dynamics has expensed to date and paid or accrued on its balance sheets, and otherwise affect its financial position, future results of operations, cash flows in a particular period and overall or effective tax rates in the future in countries where Grid Dynamics has operations, reduce post-tax returns to its stockholders and increase the complexity, burden and cost of tax compliance.

There may be adverse tax and employment law consequences if the independent contractor status of some of Grid Dynamics’ personnel or the exempt status of its employees is successfully challenged.

Certain of Grid Dynamics’ personnel are retained as independent contractors. The criteria to determine whether an individual is considered an independent contractor, or an employee are typically fact sensitive and vary by jurisdiction, as can the interpretation of the applicable laws. If a government authority or court makes any adverse determination with respect to some or all of Grid Dynamics’ independent contractors, Grid Dynamics could incur significant costs, including for prior periods, in respect of tax withholding, social security taxes or payments, workers’ compensation and unemployment contributions, and recordkeeping, or Grid Dynamics may be required to modify its business model, any of which could materially adversely affect Grid Dynamics’ business, financial condition and results of operations.

Globally mobile employees may potentially create additional tax liabilities for Grid Dynamics in different jurisdictions.

In performing services to clients, Grid Dynamics’ employees may be required to travel to various locations. Depending on the length of the required travel and the nature of employees’ activities the tax implications of travel arrangements vary, with generally more extensive tax consequences in cases of longer travel. Such tax consequences mainly include payroll tax liabilities related to employee compensation and, in cases envisaged by international tax legislation, taxation of profits generated by employees during their time of travel.

Grid Dynamics has internal procedures, policies and systems, including an internal mobility program, for monitoring its tax liabilities arising in connection with the business travel. However, considering that the tax authorities worldwide are paying closer attention to global mobility issues, Grid Dynamics’ operations may be adversely affected by additional tax charges related to the activity of its mobile employees.

Loss of taxation benefits related to Grid Dynamics’ employment-related taxes that are enjoyed in Russia could have a negative impact on Grid Dynamics’ operating results and profitability.

The Russian government provides qualified Russian IT companies with substantial tax benefits through a reduced social contribution charge rate program. This program resulted in savings for Grid Dynamics of approximately $2.1 million in the fiscal year ended December 31, 2018 and approximately $2.0 million in the fiscal year ended December 31, 2017. However, the reduced tax rates for social contributions (16% in total) are a temporary measure. In 2016, application of reduced rates was prolonged until 2023, after which the Russian government may take the decision to gradually increase the tax rates. If the Russian government were to change its favorable treatment of Russian IT companies by modifying or repealing its current favorable tax measures, or if Grid Dynamics becomes ineligible for such favorable treatment, it would significantly impact Grid Dynamics’ financial condition and results of operations.

Grid Dynamics’ business, financial condition and results of operations may be adversely affected by fluctuations in foreign currency exchange rates.

Grid Dynamics functional currency, as well as the functional currency of all of its subsidiaries, is the U.S. dollar. However, Grid Dynamics is exposed to foreign currency exchange transaction risk related to funding its non-U.S. operations and to foreign currency translation risk related to certain of its subsidiaries’ cash balances that are denominated in currencies other than the U.S. dollar as Grid Dynamics does not currently hedge its foreign currency exposure. In addition, Grid Dynamics’ profit margins are subject to volatility as a result of changes in foreign exchange rates. In the nine months ended September 30, 2019, approximately 22%, 13% and 11% of Grid Dynamics’ $74.8 million of combined cost of revenue and total operating expenses were denominated in the Russian ruble, Ukrainian hryvnia and Polish zloty, respectively. Any significant fluctuations in currency exchange rates may have a material impact on Grid Dynamics’ business and results of operations. In some countries, Grid Dynamics may be subject to regulatory or practical restrictions on the movement of cash and the exchange of foreign currencies, which would limit Grid Dynamics’ ability to use cash across its global operations and increase Grid Dynamics’ exposure to currency fluctuations. This risk could increase as Grid Dynamics continues expanding its global operations, which may include entering emerging markets that may be more likely to impose these types of restrictions. Currency exchange volatility caused by political or economic instability or other factors, could also materially impact Grid Dynamics’ results. See “Grid Dynamics Management’s Discussion and Analysis of Financial Condition and Results of Operations — Quantitative and Qualitative Disclosures about Market Risk — Foreign Currency Exchange Rate Risk” for more information about Grid Dynamics’ exposure to foreign currency exchange rates.

Grid Dynamics may be exposed to liability for actions taken by its subsidiaries.

In certain cases, Grid Dynamics may be jointly and severally liable for obligations of its subsidiaries. Grid Dynamics may also incur secondary liability and, in certain cases, liability to creditors for obligations of its subsidiaries in certain instances involving bankruptcy or insolvency.

In particular, under Article 53 part 1 of the Russian Civil Code, a “controlling person” of a legal entity may be held directly liable for losses that the entity suffers because of his or her “fault,” and any agreement that seeks to limit or waive such liability will not be valid. Generally, a controlling person is anyone who holds the power to determine the entity’s actions, including the right to direct the actions of officers or executives. When a controlling person causes losses, officers and executives may all be held jointly and severally liable (a parent entity may also be held jointly liable with a subsidiary for actions directed by the parent or made with its consent). Liability may also apply to stockholders or controlling persons when the company is a foreign legal entity but conducts its business primarily in Russia.

Further, an effective parent is secondarily liable for an effective subsidiary’s debts if the effective subsidiary becomes insolvent or bankrupt as a result of the action or inaction of the effective parent. In these instances, the other stockholders of the effective subsidiary may claim compensation for the effective subsidiary’s losses from the effective parent that caused the effective subsidiary to take action or fail to take action, knowing that such action or failure to take action would result in losses. Grid Dynamics could be found to be the effective parent of the subsidiaries, in which case it could become liable for their debts, which could have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations or prospects.

Grid Dynamics’ profitability may suffer if Grid Dynamics is unable to maintain its resource utilization and productivity levels.

As most of Grid Dynamics’ client projects are performed and invoiced on a time and materials basis, Grid Dynamics’ management tracks and projects billable hours as an indicator of business volume and corresponding resource needs for IT professionals. To maintain its gross profit margins, Grid Dynamics must effectively utilize its IT professionals, which depends on its ability to:

•        integrate and train new personnel;

•        efficiently transition personnel from completed projects to new assignments;

•        forecast customer demand for services; and

•        deploy personnel with appropriate skills and seniority to projects.

If Grid Dynamics experiences a slowdown or stoppage of work for any client, or on any project for which it has dedicated personnel or facilities, Grid Dynamics may be unable to reallocate these personnel or assets to other clients and projects to keep their utilization and productivity levels high. If Grid Dynamics is unable to maintain appropriate resource utilization levels, Grid Dynamics’ profitability may suffer.

If Grid Dynamics is unable to accurately estimate the cost of service or fail to maintain favorable pricing for its services, its contracts may be unprofitable.

In order for its contracts to be profitable, Grid Dynamics must be able to accurately estimate its costs to provide the services required by the contract and appropriately price its contracts. Such estimates and pricing structures used by Grid Dynamics for its contracts are highly dependent on internal forecasts, assumptions and predictions about its projects, the marketplace, global economic conditions (including foreign exchange volatility) and the coordination of operations and personnel in multiple locations with different skill sets and competencies. Due to the inherent uncertainties that are beyond Grid Dynamics’ control, Grid Dynamics may underprice its projects, fail to accurately estimate the costs of performing the work or fail to accurately assess the risks associated with potential contracts. In select cases, Grid Dynamics also offers volume discounts once a client reaches certain contractual spend thresholds, which may lower the reference price for a client or result in a loss of profits if Grid Dynamics does not accurately estimate the amount of discounts to be provided. Any increased or unexpected costs, delays or failures to achieve anticipated cost savings, or unexpected risks Grid Dynamics encounters in connection with the performance of its contracts, including those caused by factors outside its control, could make these contracts less profitable or unprofitable.

Grid Dynamics faces risks associated with having a long selling and implementation cycle for its services that require significant resource commitments prior to realizing revenues for those services.

Grid Dynamics has a long selling cycle for its services, which requires Grid Dynamics to expend substantial time and resources to educate clients on the value of Grid Dynamics’ services and its ability to meet their requirements. In certain cases, Grid Dynamics may begin work and incur costs prior to executing a contract. Grid Dynamics’ selling cycle is subject to many risks and delays over which it has little or no control, including the clients’ decisions to choose alternatives to Grid Dynamics’ services (such as other IT services providers or in-house resources) and the timing of clients’ budget cycles and approval processes. Therefore, selling cycles for new clients can be especially unpredictable and Grid Dynamics may fail to close sales with prospective clients to whom it has devoted significant time and resources. Any significant failure to generate revenues or delays in recognizing revenues after incurring costs related to sales or services processes could have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Failure to obtain engagements for and effectively manage increasingly large and complex projects may have an adverse effect on Grid Dynamics business, financial condition and results of operations.

Grid Dynamics’ operating results are dependent on the scale of its projects and the prices it is able to charge for its services. In order to successfully perform larger and more complex projects, Grid Dynamics needs to establish and maintain effective, close relationships with its clients, continue high levels of client satisfaction and develop a thorough understanding of its clients’ needs. Grid Dynamics may also face a number of challenges managing larger and more complex projects, including:

•        maintaining high quality control and process execution standards;

•        maintaining planned resource utilization rates on a consistent basis;

•        using an efficient mix of on-site, off-site and offshore staffing;

•        maintaining productivity levels;

•        implementing necessary process improvements;

•        recruiting and retaining sufficient numbers of highly skilled IT personnel; and

•        controlling costs.

There is no guarantee that Grid Dynamics may be able to overcome such challenges. In addition, large and complex projects may involve multiple engagements or stages, and there is a risk that a client may choose not to retain Grid Dynamics for additional stages or may cancel or delay additional planned engagements. Grid Dynamics’ failure to successfully obtain engagements for and effectively manage large and complex projects may have an adverse effect on Grid Dynamics business, financial condition and results of operations.

Increases in compensation expenses, including stock-based compensation expenses, could prevent Grid Dynamics from sustaining competitive advantage and result in dilution to stockholders.

Wages and other compensation costs in the countries in which Grid Dynamics maintains significant operations are lower than comparable wage costs in more developed countries. Wage inflation could increase Grid Dynamics’ cost of services as well as selling, general and administrative expenses and reduce its profitability.

In addition, Grid Dynamics has granted certain equity-based awards under its equity incentive plans and expects to continue this practice following the Business Combination. See also “Proposal No. 5: The Incentive Plan Proposal.” For the nine month period ended September 30, 2019 and the year ended December 31, 2018, Grid Dynamics recorded $2.0 million and $1.8 million, respectively, of stock-based compensation expense related to the grant of options. If Grid Dynamics does not grant equity awards, or if Grid Dynamics reduces the value of equity awards it grants, Grid Dynamics may not be able to attract, hire and retain key personnel. If Grid Dynamics grants more equity awards to attract, hire and retain key personnel, the expenses associated with such additional equity awards could materially adversely affect its results of operations. The issuance of equity-based compensation may also result in dilution to stockholders.

Failure to collect receivables from, or bill for unbilled services to, clients may have a material adverse effect on Grid Dynamics’ results of operations and cash flows.

Grid Dynamics’ business depends on its ability to successfully obtain payment from its clients of the amounts they owe for work performed. Grid Dynamics usually bills and collects such amounts on relatively short cycles and maintains allowances for doubtful accounts. However, actual losses on client balances could differ from those that Grid Dynamics’ anticipate and, as a result, it might need to adjust its allowances.

There is no guarantee that Grid Dynamics will accurately assess the creditworthiness of its clients. If clients suffer financial difficulties, it could cause them to delay payments, request modifications to their payment arrangements that could increase Grid Dynamics’ receivables balance, or default on their payment obligations. In addition, some of Grid Dynamics’ clients may delay payments due to changes in internal payment procedures driven by rules and regulations to which they are subject. Timely collection of client balances also depends on Grid Dynamics’ ability to complete its contractual commitments and bill and collect contracted revenues. If Grid Dynamics is unable to meet its contractual requirements, Grid Dynamics may experience delays in collection of or inability to collect accounts receivable. If this occurs, Grid Dynamics’ results of operations and cash flows could be materially adversely affected.

Grid Dynamics may need additional capital and a failure to raise additional capital on terms favorable to Grid Dynamics, or at all, could limit its ability to grow its business and develop or enhance its service offerings to respond to market demand or competitive challenges.

Grid Dynamics may require additional cash resources due to changed business conditions or other future developments. If existing resources are insufficient to satisfy cash requirements, Grid Dynamics may seek to sell additional equity or debt securities or obtain one or more credit facilities. The sale of additional equity securities could result in dilution to stockholders. The incurrence of indebtedness would result in increased debt service obligations and could require Grid Dynamics to agree to operating and financing covenants that would restrict its operations. Grid Dynamics’ ability to obtain additional capital on acceptable terms is subject to a variety of uncertainties, including investors’ perception of, and demand for, securities of IT services companies, conditions in the capital markets in which Grid Dynamics may seek to raise funds, Grid Dynamics’ future results of operations and financial condition, and general economic and political conditions. Financing may not be available in amounts or on terms acceptable to Grid Dynamics, or at all, which could limit Grid Dynamics’ ability to grow its business and develop or enhance its service offerings to respond to market demand or competitive challenges.

War, terrorism, other acts of violence or natural or manmade disasters may affect the markets in which Grid Dynamics operates, Grid Dynamics’ clients and Grid Dynamics’ service delivery.

Grid Dynamics’ business may be adversely affected by instability, disruption or destruction in a geographic region in which it operates, regardless of cause, including war, terrorism, riot, civil insurrection or social unrest, and natural or manmade disasters, including famine, flood, fire, earthquake, storm or disease. Such events may cause clients to delay their decisions on spending for the services provided by Grid Dynamics and give rise to sudden significant changes in regional and global economic conditions and cycles. These events also pose significant risks to Grid Dynamics’ personnel and to physical facilities and operations, which could materially adversely affect Grid Dynamics’ financial results.

Any significant disruption to communications and travel, including travel restrictions, may increase the difficulty of obtaining and retaining highly skilled professionals, and such events could make it difficult or impossible for Grid Dynamics to deliver services to its clients. Travel restrictions could cause Grid Dynamics to incur additional unexpected labor costs and expenses or could restrain Grid Dynamics’ ability to retain the highly skilled personnel Grid Dynamics needs for its operations. In addition, any extended disruptions of electricity, other public utilities or network services at its facilities, as well as system failures at, or security breaches in, Grid Dynamics’ facilities or systems, could also adversely affect Grid Dynamics’ ability to serve its clients.

Risks Related to Government Regulations

Failure to comply with privacy and data protection laws and regulations could lead to government enforcement actions, private litigation and adverse publicity.

On April 14, 2016, the European Parliament approved the General Data Protection Regulation (“GDPR”), which came into effect on May 25, 2018. The GDPR is directly applicable in every European Union member state, without the necessity of national implementation laws. The GDPR has a significant impact on how businesses can collect and process the personal data of individuals in the European Economic Area. The regulation contains many key changes, such as stronger enforcement, increased accountability, new approach to consent and data transfer, new privacy rights, data breach regulation, data protection officer appointment, data processing agreements and privacy impact assessment. In addition, California enacted legislation that has been dubbed the first “GDPR-like” law in the United States. The California Consumer Privacy Act (“CCPA”) creates new individual privacy rights for consumers (as that word is broadly defined in the law) and places increased privacy and security obligations on entities handling personal data of consumers or households. When it goes into effect on January 1, 2020, the CCPA will require covered companies to provide new disclosures to California consumers, provide such consumers new ways to opt-out of certain sales of personal information and allow for a new cause of action for data breaches. Furthermore, under Russian law, all data operators collecting personal data of Russian citizens through electronic communications, including the Internet, must ensure that its storage takes place in databases located in the territory of Russia. This law applies not only to local data controllers but also to data controllers established outside Russia to the extent they gather personal data relating to Russian nationals through websites aimed at the territory of Russia.

Grid Dynamics has been undertaking measures to comply with the GDPR, CCPA and other applicable privacy and data protection laws and regulations. The costs of compliance with, and other burdens imposed by, such laws, regulations and policies that are applicable to Grid Dynamics may limit the use and adoption of Grid Dynamics’ products and solutions, alter the way Grid Dynamics conducts business and/or could otherwise have a material adverse impact on Grid Dynamics’ results of operations.

Grid Dynamics may be unsuccessful in establishing legitimate means of transferring data from the European Economic Area, Grid Dynamics may experience hesitancy, reluctance or refusal by multi-national clients to continue to use Grid Dynamics’ services due to the potential risk exposure to such clients as a result of the implementation of GDPR, and Grid Dynamics and Grid Dynamics’ clients are at risk of enforcement actions taken by the European Union data protection authority until such point in time that Grid Dynamics ensures that all data transfers to Grid Dynamics from the European Economic Area are legitimized. Grid Dynamics may find it necessary to establish systems to maintain EU-origin data in the European Economic Area, which may involve substantial expense and distraction from other aspects of Grid Dynamics’ business. Further, the costs of compliance with, and other burdens imposed by, such laws, regulations and policies that are applicable to Grid Dynamics, may limit the use and adoption of Grid Dynamics’ products and solutions and could have a material adverse impact on Grid Dynamics’ results of operations.

Furthermore, any failure or perceived failure (including as a result of deficiencies in Grid Dynamics’ policies, procedures or measures relating to privacy, data protection, marketing or client communications) by Grid Dynamics to comply with laws, regulations, policies, legal or contractual obligations, industry standards, or regulatory guidance relating to privacy or data security may result in governmental investigations and enforcement actions, litigation, fines and penalties or adverse publicity and could cause Grid Dynamics’ clients to lose trust in it, which could have a material adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations.

Grid Dynamics expects that there will continue to be new proposed laws, regulations and industry standards relating to privacy, data protection, marketing, consumer communications and information security in the United States, the European Union, Russia and other jurisdictions, and Grid Dynamics cannot determine the impact such future laws, regulations and standards may have on its business. Future laws, regulations, standards and other obligations or any changed interpretation or enforcement of existing laws or regulations could impair its ability to develop and market new services and maintain and grow its client base and increase revenue.

Grid Dynamics is subject to laws and regulations restricting its operations, including export restrictions, economic sanctions and the Foreign Corrupt Practices Act and similar anti-corruption laws. If Grid Dynamics is not in compliance with applicable legal requirements, it may be subject to civil or criminal penalties and other remedial measures.

Grid Dynamics’ operations are subject to laws and regulations restricting its operations, including activities involving restricted countries, organizations, entities and persons that have been identified as unlawful actors or that are subject to U.S. sanctions imposed by the Office of Foreign Assets Control (“OFAC”) or other international economic sanctions that prohibit Grid Dynamics from engaging in trade or financial transactions with certain countries, businesses, organizations and individuals. Grid Dynamics is subject to the Foreign Corrupt Practices Act (“FCPA”), which prohibits U.S. companies and their intermediaries from bribing foreign officials for the purpose of obtaining or keeping business or otherwise obtaining favorable treatment, and other laws concerning its international operations. The FCPA’s foreign counterparts contain similar prohibitions, although varying in both scope and jurisdiction. Grid Dynamics operates in many parts of the world that have experienced governmental corruption to some degree, and, in certain circumstances, strict compliance with anti-bribery laws may conflict with local customs and practices.

Grid Dynamics is currently in the process of developing and implementing formal controls and procedures to ensure that Grid Dynamics is in compliance with the FCPA, OFAC sanctions, and similar sanctions, laws and regulations. The implementation of such procedures may be time consuming and expensive and could result in the discovery of issues or violations with respect to the foregoing by Grid Dynamics or its employees, independent contractors, subcontractors or agents of which Grid Dynamics was previously unaware.

Grid Dynamics may not be completely effective in ensuring its compliance with all such applicable laws, which could result in Grid Dynamics being subject to criminal and civil penalties, disgorgement and other sanctions and remedial measures, and legal expenses. Likewise, any investigation of any potential violations of such laws by United States or other authorities could also have an adverse impact on Grid Dynamics’ reputation, business, financial condition and results of operations.

Changes to U.S. administration’s fiscal, political, regulatory and other policies may adversely affect business, financial condition and results of operations.

Recent events, including the policies introduced by the current U.S. presidential administration, have resulted in substantial regulatory uncertainty regarding international trade and trade policy. For example, the current U.S. presidential administration has called for substantial changes to trade agreements, has increased tariffs on certain goods imported into the United States and has raised the possibility of imposing significant, additional tariff increases. The announcement of unilateral tariffs on imported products by the United States has triggered retaliatory actions from certain foreign governments, including China and Russia, and may trigger retaliatory actions by other foreign governments, potentially resulting in a “trade war.” While Grid Dynamics cannot predict the extent to which the United States or other countries will impose quotas, duties, tariffs, taxes or other similar restrictions upon the import or export of Grid Dynamics’ products in the future, a “trade war” of this nature or other governmental action related to tariffs or international trade agreements could have an adverse impact on demand for Grid Dynamics’ services, sales and clients and affect the economies of the United States and various countries, having an adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Negative publicity about offshore outsourcing or anti-outsourcing legislation and restriction on immigration may have an adverse effect on Grid Dynamics’ business.

The issue of companies outsourcing services to organizations operating in other countries is a topic of political discussion in many countries, including the United States, which is Grid Dynamics’ largest source of revenues. Many organizations and public figures in the United States and Europe have publicly expressed concern about a perceived association between offshore outsourcing IT services providers and the loss of jobs in their home countries. For example, measures aimed at limiting or restricting outsourcing by U.S. companies are periodically considered in Congress and in numerous state legislatures to address concerns over the perceived association between offshore outsourcing and the loss of jobs in the United States. A number of U.S. states have passed legislation that restricts state government entities from outsourcing certain work to offshore IT services providers. Given the ongoing debate over this issue, the introduction and consideration of other restrictive legislation is possible. If enacted, such measures may broaden restrictions on outsourcing by federal and state government agencies and on government contracts with firms that outsource services directly or indirectly, impact private industry with measures such as tax disincentives or intellectual property transfer restrictions, and/or restrict the use of certain business visas. In addition, current or prospective clients may be discouraged from transferring services to providers that utilize offshore delivery centers such as Grid Dynamics to avoid any negative perceptions that may be associated with using an offshore provider or for data privacy and security concerns. As a result, Grid Dynamics’ ability to service Grid Dynamics’ clients could be impaired and Grid Dynamics may not be able to compete effectively with competitors that operate primarily from within the country in which Grid Dynamics’ clients operate. Any such slowdown or reversal of the existing industry trends toward offshore outsourcing may have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics’ subsidiaries in CEE can be forced into liquidation on the basis of formal noncompliance with certain legal requirements.

Grid Dynamics operates in CEE primarily through locally organized subsidiaries. Certain provisions of local laws may allow a court to order liquidation of a locally organized legal entity on the basis of its formal noncompliance with certain requirements during formation, reorganization or during its operations. If a company fails to comply with certain requirements including those relating to minimum net assets, governmental or local authorities can seek the involuntary liquidation of such company in court, and the company’s creditors will have the right to accelerate their claims or demand early performance of the company’s obligations as well as demand compensation for any damages. If involuntary liquidation of any of Grid Dynamics’ subsidiaries were to occur, such liquidation could materially adversely affect Grid Dynamics’ financial condition and results of operations.

Risks Associated with Intellectual Property

Grid Dynamics may not be able to prevent unauthorized use of its intellectual property and its intellectual property rights may not be adequate to protect its business, financial condition and results of operations.

Grid Dynamics’ success largely depends on methodologies, practices, tools and technical expertise and other intellectual property that it uses in designing, developing, implementing and maintaining its services and solutions. Grid Dynamics relies upon a combination of nondisclosure, confidentiality, assignment of invention and other contractual arrangements as well as trade secret, patent, copyright and trademark laws to protect its intellectual property rights. Grid Dynamics may also rely on litigation to enforce its intellectual property rights and contractual rights.

The nondisclosure and confidentiality agreements that Grid Dynamics enters into with its employees, independent contractors, vendors and clients in order to protect its proprietary information may not provide meaningful protection against unauthorized use, misappropriation or disclosure for trade secrets, know-how or other proprietary information and there can be no assurance that others will not independently develop the know-how and trade secrets or develop better methods than Grid Dynamics. Policing unauthorized use of such proprietary information is difficult and expensive. Grid Dynamics may not be able to deter current and former employees, contractors, vendors, clients and other parties from breaching confidentiality agreements and misappropriating proprietary information and it is possible that third parties may copy or otherwise obtain and use Grid Dynamics’ information and proprietary technology without authorization or otherwise infringing on Grid Dynamics’ intellectual property rights.

In addition, Grid Dynamics’ current and former employees or contractors could challenge Grid Dynamics’ exclusive rights in the intellectual property they have developed in the course of their employment. In Russia and certain other countries in which Grid Dynamics operates, an employer is deemed to own the copyright in works created by its employees during the course, and within the scope, of their employment, but the employer may be required to satisfy additional legal requirements in order to make further use and dispose of such works. While Grid Dynamics believes that it has complied with all such requirements and have fulfilled all requirements necessary to acquire all rights in intellectual property developed by Grid Dynamics’ contractors and subcontractors, these requirements are often ambiguously defined and enforced.

Implementation of intellectual property-related laws in CIS and CEE countries in which Grid Dynamics operates has historically been lacking and there is no assurance that Grid Dynamics will be able to enforce or defend its rights under its non-disclosure, confidentiality or assignment of invention agreements or that protection of intellectual property rights in such countries will be as effective as that in the United States. Any litigation relating to Grid Dynamics’ intellectual property may not prove successful and might result in substantial costs and diversion of resources and management attention.

Due to the foregoing reasons, Grid Dynamics cannot guarantee that it will be successful in maintaining existing or obtaining future intellectual property rights or registrations, be able to detect unauthorized use of its intellectual property and take appropriate steps to enforce and protect its rights, or that any such steps will be successful. Grid Dynamics can also neither guarantee that it has taken all necessary steps to enforce its intellectual property rights in each jurisdiction in which it operates nor that the intellectual property laws of any jurisdiction in which it operates are adequate to protect Grid Dynamics’ interest or that any favorable judgment obtained by it with respect thereto will be enforced in the courts. Unauthorized use by third parties of, or other failure to protect, Grid Dynamics’ intellectual property, including the costs of enforcing intellectual property rights, could have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics may face intellectual property infringement claims that could be time-consuming and costly to defend and failure to defend against such claims may have a material adverse effect on Grid Dynamics’ reputation, business, financial condition and results of operations.

Grid Dynamics’ success largely depends on its ability to use and develop its technology, tools, code, methodologies and services without infringing the intellectual property rights of third parties, including patents, copyrights, trade secrets and trademarks. Grid Dynamics may be subject to litigation involving claims of patent infringement or violation of other intellectual property rights of third parties.

Grid Dynamics typically indemnifies clients who purchase its services and solutions against potential infringement of intellectual property rights, which subjects Grid Dynamics to the risk of indemnification claims. These claims may require Grid Dynamics to initiate or defend protracted and costly litigation on behalf of Grid Dynamics’ clients, regardless of the merits of these claims and are often not subject to liability limits or exclusion of consequential, indirect or punitive damages. If any of these claims succeed, Grid Dynamics may be forced to pay damages on behalf of Grid Dynamics’ clients, redesign or cease offering Grid Dynamics’ allegedly infringing services or solutions or obtain licenses for the intellectual property such services or solutions allegedly infringe. If Grid Dynamics cannot obtain all necessary licenses on commercially reasonable terms, Grid Dynamics’ clients may be forced to stop using Grid Dynamics’ services or solutions.

The holders of patents and other intellectual property rights potentially relevant to Grid Dynamics’ service offerings may make it difficult for Grid Dynamics to acquire a license on commercially acceptable terms. Also, Grid Dynamics may be unaware of intellectual property registrations or applications relating to Grid Dynamics’ services that may give rise to potential infringement claims against Grid Dynamics. There may also be technologies licensed to and relied on by Grid Dynamics that are subject to infringement or other corresponding allegations or claims by third parties which may damage Grid Dynamics’ ability to rely on such technologies.

Parties making infringement claims may be able to obtain an injunction to prevent Grid Dynamics from delivering Grid Dynamics’ services or using technology involving the allegedly infringing intellectual property. Intellectual property litigation is expensive and time-consuming and could divert management’s attention from Grid Dynamics’ business. A successful infringement claim against Grid Dynamics, whether with or without merit, could, among others things, require Grid Dynamics to pay substantial damages, develop non-infringing technology, or rebrand Grid Dynamics’ name or enter into royalty or license agreements that may not be available on acceptable terms, if at all, and would require Grid Dynamics to cease making, licensing or using products that have infringed a third party’s intellectual property rights. Protracted litigation could also result in existing or prospective clients deferring or limiting their purchase or use of Grid Dynamics’ software product development services or solutions until resolution of such litigation or could require Grid Dynamics to indemnify its clients against infringement claims in certain instances. Any intellectual property claims or litigation in this area, whether Grid Dynamics ultimately wins or loses, could damage Grid Dynamics’ reputation and materially adversely affect Grid Dynamics’ business, financial condition and results of operations.

Grid Dynamics’ use of open source software may lead to possible litigation, negatively affect sales and create liability.

Grid Dynamics often incorporates software licensed by third parties under so-called “open source” licenses, which may expose it to liability and have a material impact on its software development services. Use of open source software may entail greater risks than use of third-party commercial software, as open source licensors generally do not provide warranties or other contractual protections regarding infringement claims or the quality of the code. Although Grid Dynamics monitors its use of open source software in an effort both to comply with the terms of the applicable open source licenses and to avoid subjecting Grid Dynamics client deliverables to conditions Grid Dynamics does not intend, the terms of many open source licenses have not been interpreted by courts in relevant jurisdictions, and there is a risk that these licenses could be construed in a way that could impose unanticipated conditions or restrictions on Grid Dynamics’ clients’ ability to use the software that Grid Dynamics develops for them and operate their businesses as they intend.

Therefore, there is a possibility that Grid Dynamics’ clients could be subject to actions by third parties claiming that what Grid Dynamics believes to be licensed open source software infringes such third parties’ intellectual property rights, and Grid Dynamics would generally be required to indemnify its clients against such claims. In addition, in the event that portions of client deliverables are determined to be subject to an open source license, Grid Dynamics or its clients could be required to publicly release the affected portions of source code or re-engineer all, or a portion of, the applicable software. Disclosing Grid Dynamics’ proprietary source code could allow Grid Dynamics’ clients’ competitors to create similar products with lower development effort and time and ultimately could result in a loss of sales for Grid Dynamics’ clients. Furthermore, if the license terms for the open source code change, Grid Dynamics may be forced to re-engineer its software or incur additional costs. Any of these events could create liability for Grid Dynamics to its clients and damage Grid Dynamics’ reputation, which could have a material adverse effect on Grid Dynamics’ business, financial condition and results of operations.

Risks Related to ChaSerg and the Business Combination

If we are unable to complete the initial business combination within the prescribed time frame, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate, in which case our Public Stockholders may only receive $10.00 per share, or less than such amount in certain circumstances, and our warrants will expire worthless.

Our Certificate of Incorporation provides that we must complete our initial business combination within 18 months from the closing of our IPO. If we have not completed our initial business combination within such time period, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, our Public Stockholders may only receive $10.00 per share, and our warrants will expire worthless. In certain circumstances, our Public Stockholders may receive less than $10.00 per share on the redemption of their shares. See “— If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share” and other risk factors below.

Subsequent to the consummation of the Business Combination, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and stock price, which could cause you to lose some or all of your investment.

Although ChaSerg has conducted due diligence on Grid Dynamics, ChaSerg cannot assure you that this diligence revealed all material issues that may be present in Grid Dynamics’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of ChaSerg’s and Grid Dynamics’ control will not later arise. As a result, we may be forced to later write down or write off assets, restructure our operations, or incur impairment or other charges that could result in losses. Even if ChaSerg’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with ChaSerg’s preliminary risk analysis. Even though these charges may be non-cash items and may not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

Our initial stockholders have agreed to vote in favor of the Business Combination, regardless of how ChaSerg’s Public Stockholders vote.

Pursuant to the letter agreement, our Sponsor, officers and directors have agreed to vote their Founder Shares and placement shares, as well as any Public Shares purchased during or after this offering (including in open market and privately negotiated transactions), in favor of our initial business combination. As a result, in addition to our initial stockholders’ Founder Shares and placement shares, we would need only 7,200,001, or 36.0%, of the 20,000,000 Public Shares sold in this offering to be voted in favor of an initial business combination (assuming all outstanding shares are voted) in order to have our initial business combination approved (assuming the over-allotment option is not exercised). Our initial stockholders will own shares representing 21.5% of our outstanding shares of common stock immediately following the completion of this offering and the private placement. Accordingly, if we seek stockholder approval of our initial business combination, the agreement by our initial stockholders to vote in favor of our initial business combination will increase the likelihood that we will receive the requisite stockholder approval for such initial business combination.

ChaSerg will incur significant transaction and transition costs in connection with the Business Combination.

ChaSerg has and we expect to incur significant, non-recurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. All expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (including the Business Combination), including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs, subject to our agreement in the Merger Agreement to assume certain permitted transaction expenses of Grid Dynamics Holdco and its subsidiaries, subject to certain adjustments.

ChaSerg’s transaction expenses as a result of the Business Combination are currently estimated at approximately $20 million, including $6.3 million in deferred underwriting commissions to the underwriters of ChaSerg’s IPO.

The unaudited pro forma condensed combined financial information included in this document may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Business Combination been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

Existing Grid Dynamics Stockholders and ChaSerg Founders will have significant influence over us after completion of the Business Combination.

Upon completion of the Business Combination, Grid Dynamics’ existing stockholders will beneficially own approximately 49% of our common stock (excluding warrants to purchase common stock) and the ChaSerg Founders will own approximately 9% of our common stock. As long as Grid Dynamics’ existing stockholders and ChaSerg Founders own or control a significant percentage of outstanding voting power, they will have the ability to strongly influence all corporate actions requiring stockholder approval.

Additionally, ChaSerg Founders’ interests may not align with the interests of our other stockholders. ChaSerg Founders’ are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. ChaSerg Founders may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us. In addition, our Certificate of Incorporation provides that we renounce any interest or expectancy in the business opportunities of ChaSerg Founders’ and their respective officers, directors, agents, stockholders, members, partners, affiliates and subsidiaries and each such party shall not have any obligation to offer us those opportunities unless presented to one of our directors or officers in his or her capacity as a director or officer.

Furthermore, pursuant to the Stockholders’ Agreement, each of Sponsor and ASL are entitled to nominate two directors to the board of directors of the Successor. However, each of Sponsor and ASL will lose its nomination rights in the event that its level of beneficial ownership of Successor falls below certain thresholds. The loss of such nomination rights could result in discontinuity on the board of directors, as new directors may be nominated to replace those directors that were previously nominated by Sponsor or ASL.

In addition, the bylaws of the Sponsor provide that two-thirds of directors are required to approve the issuance of new securities by Sponsor. Because ASL and Sponsor will be able to collectively nominate four directors, they will effectively have the ability to block the issuance of new securities.

Sponsor, ASL and the other stockholders that are party to the Stockholders’ Agreement will control the direction of Successor’s business, and the concentrated ownership of Successor’s common stock will prevent you and other stockholders from influencing significant decisions.

In connection with the Business Combination, Sponsor, ASL, BGV and certain other parties will enter into the Stockholders’ Agreement with Successor. Pursuant to the terms of the Stockholders’ Agreement, each of the parties thereto will be required to take all necessary action to cause the specified designees of Sponsor and ASL to be nominated to serve on Successor’s board of directors, and each of the holders will be required, among other things, to vote all of the securities of Successor held by such party in a manner necessary to elect the individuals designated by such holders. For so long as these parties hold a majority of Successor’s common stock, they will be able to control the composition of Successor’s board of directors, which in turn will be able to control all matters affecting Successor, subject to the terms of the Stockholders’ Agreement, including:

•        any determination with respect to Successor’s business direction and policies, including the appointment and removal of officers and, in the event of a vacancy on Successor’s board of directors, additional or replacement directors;

•        any determinations with respect to mergers, business combinations or disposition of assets;

•        determination of Successor’s management policies;

•        Successor’s financing policy;

•        Successor’s compensation and benefit programs and other human resources policy decisions; and

•        the payment of dividends on Successor’s common stock.

Because the interests of these stockholders may differ from the interests of Successor or its other stockholders, actions that these stockholders take with respect to us may not be favorable to Successor or its other stockholders. For additional information, see “— Existing Grid Dynamics Stockholders and ChaSerg Founders will have significant influence over us after completion of the Business Combination.” and “Proposal No. 1: The Business Combination Proposal — Description of the Merger Agreement — Stockholders’ Agreement.”

The financial statements of ChaSerg included in this proxy statement do not take into account the consequences of ChaSerg’s failure to complete a business combination by April 10, 2020.

ChaSerg is a blank check company, and as it has no operating history and is subject to a mandatory liquidation and subsequent dissolution requirement, there is a risk that ChaSerg will be unable to consummate an initial business combination. Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if, as a result of the termination of the Merger Agreement or otherwise, ChaSerg is unable to complete the Business Combination or another initial business combination transaction by April 10, 2020, ChaSerg’s Certificate of Incorporation provides that it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such case, our Public Stockholders may only receive $10.00 per share, and our warrants will expire worthless.

If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by stockholders may be less than $10.00 per share.

Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Stockholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriters of our IPO, will not execute agreements with us waiving such claims to the monies held in the Trust Account.

Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Upon redemption of our Public Shares, if we are unable to complete our initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with our initial business combination, we will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the 10 years following redemption. Accordingly, the per-share redemption amount received by Public Stockholders could be less than the $10.00 per share initially held in the Trust Account, due to claims of such creditors. Pursuant to the letter agreement, the form of which is filed as Exhibit 10.1 to the registration statement on Form S-1 declared effective in connection with the IPO, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

If the Business Combination is not completed, potential target businesses may have leverage over ChaSerg in negotiating a business combination, ChaSerg’s ability to conduct due diligence on a business combination as it approaches its dissolution deadline may decrease, and ChaSerg may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine ChaSerg’s ability to complete a business combination on terms that would produce value for ChaSerg’s stockholders.

Any potential target business with which ChaSerg enters into negotiations concerning a business combination will be aware that, unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, ChaSerg must complete an initial business combination by April 10, 2020. Consequently, if ChaSerg is unable to complete this Business Combination, a potential target may obtain leverage over ChaSerg in negotiating a business combination, knowing that ChaSerg may be unable to complete a business combination with another target business by April 10, 2020. This risk will increase as ChaSerg gets closer to the timeframe described above. ChaSerg may have limited time to conduct due diligence and may enter into a business combination on terms that ChaSerg would have rejected upon a more comprehensive investigation. Additionally, ChaSerg may have insufficient working capital to continue efforts to pursue a business combination.

If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, a bankruptcy court may seek to recover such proceeds, and we and our board of directors may be exposed to claims of punitive damages.

If, after we distribute the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover all amounts received by our stockholders. In addition, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or having acted in bad faith, thereby exposing itself and us to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors.

If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of our stockholders and the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

If, before distributing the proceeds in the Trust Account to our Public Stockholders, we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our stockholders in connection with our liquidation may be reduced.

Even if ChaSerg consummates the Business Combination, there is no guarantee that the public warrants will ever be in the money, and they may expire worthless and the terms of ChaSerg’s warrants may be amended.

The exercise price for ChaSerg’s warrants is $11.50 per share of Class A common stock. There is no guarantee that the public warrants will ever be in the money prior to their expiration, and as such, the warrants may expire worthless.

Sponsor and ChaSerg’s directors and officers have interests in the Business Combination which may be different from or in addition to (and which may conflict with) the interests of its stockholders.

Sponsor and ChaSerg’s directors and officers and their respective affiliates and associates have interests in and arising from the Business Combination that are different from or in addition to (and which may conflict with) the interests of ChaSerg’s Public Stockholders, which may result in a conflict of interest. These interests include:

•        Eric Benhamou is (i) a director of Grid Dynamics, (ii) an officer, director and otherwise an affiliate of BGV Opportunity Fund L.P., a Delaware limited partnership, which is a stockholder of Grid Dynamics and is a beneficial stockholder of ChaSerg, (iii) a holder of options to purchase common shares of Grid Dynamics, (iv) entitled to receive consideration in the Business Combination, and (v) a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg, he is expected to continue as a director of Successor following the Business Combination.

•        Lloyd Carney is a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg and he is expected to serve as chairman of the board of directors of Successor following the Business Combination.

Our ability to successfully effect the Business Combination and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel, including the key personnel of Grid Dynamics, all of whom we expect to stay with Grid Dynamics following the Business Combination. The loss of such key personnel could negatively impact the operations and profitability of the post-combination business.

Our ability to successfully effect the Business Combination and successfully operate the business is dependent upon the efforts of certain key personnel, including the key personnel of Grid Dynamics. Although we expect all of such key personnel to remain with Grid Dynamics following the Business Combination, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. Furthermore, while ChaSerg has evaluated individuals we intend to engage to stay with Grid Dynamics following the Business Combination, our assessment of these individuals may not prove to be correct. Grid Dynamics’ financial performance is dependent in significant part on its ability to retain key personnel, including senior executives, principal technical consultants and other qualified workers. Grid Dynamics has experienced and will continue to experience intense competition for these resources. The loss of the services of one or more of our senior executives or other key personnel due to the Business Combination or otherwise could significantly undermine its management expertise, key relationships with customers and suppliers, and its ability to provide efficient, quality technology services solutions.

A market for our securities may not continue, which would adversely affect the liquidity and price of our securities.

Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, it may not be sustained. In addition, the price of our securities after the Business Combination can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our securities are not listed on, or become delisted from, NASDAQ for any reason, and are quoted on the OTC Bulletin Board, an inter-dealer automated quotation system for equity securities that is not a national securities exchange, the liquidity and price of our securities may be more limited than if we were quoted or listed on NASDAQ or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.

There can be no assurance that our common stock that will be issued in connection with the Business Combination will be approved for listing on NASDAQ following the closing of the Business Combination, or that we will be able to comply with the continued listing standards of NASDAQ.

Our common stock and warrants will be listed on NASDAQ following the Business Combination. Our continued eligibility for listing may depend on the number of our shares that are redeemed. If, after the Business Combination, NASDAQ delists our common stock from trading on its exchange for failure to meet the listing standards, we and our stockholders could face significant material adverse consequences including:

•        a limited availability of market quotations for our securities;

•        a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our common stock;

•        a limited amount of analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The fairness opinion of BTIG received by ChaSerg’s board of directors does not reflect changes in circumstances since the signing of the Merger Agreement.

Changes in the operations and prospects of Grid Dynamics or general market and economic conditions, and other factors that may be beyond the control of Grid Dynamics, may alter the value of Grid Dynamics by the time the Business Combination is completed. The opinion of BTIG, dated November 8, 2019, does not speak as of the time the Business Combination will be completed or as of any date other than the date of such opinion. For a description of the opinion of BTIG, please refer to “Proposal No. 1: The Business Combination Proposal — Opinion of ChaSerg’s Financial Advisor.” For a description of the other factors considered by the board of directors of ChaSerg in determining to approve the Merger Agreement, please refer to “Proposal No. 1: The Business Combination Proposal — ChaSerg’s Board of Directors’ Reasons for the Approval of the Business Combination.”

If investors, stockholders or financial analysts do not agree with ChaSerg’s expectations regarding benefits from the Business Combination, the market price of ChaSerg’s securities may decline.

If investors or securities analysts do not agree with ChaSerg’s expectations regarding benefits from the Business Combination, the market price of ChaSerg’s securities prior to the closing of the Business Combination may decline. The market values of ChaSerg’s securities at the time of the Business Combination may vary significantly from their prices on the date the Merger Agreement was executed, the date of this proxy statement, or the date on which ChaSerg’s stockholders vote on the Business Combination.

In addition, following the Business Combination, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. The valuation ascribed to our common stock in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination. If an active market for our securities develops and continues, the trading price of our securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for ChaSerg’s securities. In such circumstances, the trading price of our securities may not recover and may experience a further decline.

Factors affecting the trading price of the post-combination company’s securities following the Business Combination may include:

•        actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

•        changes in the market’s expectations about our operating results;

•        success of competitors;

•        our operating results failing to meet the expectation of securities analysts or investors in a particular period;

•        changes in financial estimates and recommendations by securities analysts concerning the post-combination company or the market in general;

•        operating and stock price performance of other companies that investors deem comparable to the post-combination company;

•        our ability to market new and enhanced products on a timely basis;

•        changes in laws and regulations affecting our business;

•        commencement of, or involvement in, litigation involving the post-combination company;

•        changes in the post-combination company’s capital structure, such as future issuances of securities or the incurrence of additional debt;

•        the volume of shares of our common stock available for public sale;

•        any major change in our board of directors or management;

•        sales of substantial amounts of common stock by our directors, executive officers or significant stockholders or the perception that such sales could occur; and

•        general economic and political conditions such as recessions, interest rates, fuel prices and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general and NASDAQ have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the post-combination company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

Following the Business Combination, if securities or industry analysts do not publish or cease publishing research or reports about the post-combination company, its business, or its market, or if they change their recommendations regarding our common stock adversely, the price and trading volume of our common stock could decline.

The trading market for our common stock will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on ChaSerg or the post-combination company. If no securities or industry analysts commence coverage of the post-combination company, our stock price and trading volume would likely be negatively impacted. If any of the analysts who may cover the post-combination company change their recommendation regarding our stock adversely, or provide more favorable relative recommendations about our competitors, the price of our common stock would likely decline. If any analyst who may cover ChaSerg were to cease coverage of the post-combination company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

Pursuant to letter agreements with ChaSerg, a significant portion of our total outstanding shares will be restricted from immediate resale but may be sold into the market in the near future. This could cause the market price of our common stock to drop significantly, even if our business is doing well.

Sales of a substantial number of shares of common stock in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of shares intend to sell shares, could reduce the market price of common stock. After the Business Combination, ASL, Teamsun HK, the Teamsun Affiliate and BGV will collectively hold approximately 39% of our common stock. While lock-up agreements will restrict the transfer by such stockholders of the shares of our common stock acquired pursuant to the Business Combination until the earlier of (A) one year after the completion of the Business Combination or (B) subsequent to the Business Combination, (x) if the last sale price of ChaSerg Class A Common Stock equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which ChaSerg completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property, these shares may be sold after the expiration of the lock-up.

In connection with the Business Combination, we will enter into an amended and restated registration rights agreement with our Sponsor and certain holders party thereto (the “Existing Holders”) (as amended and restated, the “Registration Rights Agreement”), which provides for registration rights to such parties. The Registration Rights Agreement requires us to file a registration statement registering the shares of Class A Common Stock held by them for resale within 45 days following the closing of the Business Combination.

As restrictions on resale end and Sponsor and the Existing Holders exercise their rights to require ChaSerg to register their securities for resale, the market price of our common stock could decline if the holders of currently restricted shares sell them or are perceived by the market as intending to sell them. See the sections entitled “Proposal No. 1: The Business Combination Proposal — The Registration Rights Agreement.”

ChaSerg’s Public Stockholders may experience dilution as a consequence of the Business Combination. Having a minority share position may reduce the influence that our current stockholders have on the management of the post-combination company.

It is anticipated that, upon completion of the Business Combination, ChaSerg’s Public Stockholders will own approximately 42% in Successor, existing Grid Dynamics stockholders and management will own approximately 49% of the outstanding common stock of ChaSerg, and ChaSerg’s founders will own approximately 9% of the common stock of ChaSerg. This ownership interest assumes that no holder of ChaSerg’s Class A Common Stock elects to redeem its shares and that approximately 25.5 million shares of common stock of ChaSerg are issued, and does not take into account warrants to purchase common stock of ChaSerg that will remain outstanding following the Business Combination or any issuances of equity under the Incentive Plan. The ownership percentage with respect to the post-combination company following the Business Combination does not take into account warrants to purchase common stock that remain outstanding following the Business Combination or the issuance of any shares upon completion of the Business Combination under the 2020 Plan, which is intended to be entered into in connection with the consummation of the Business Combination. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by ChaSerg’s existing stockholders in the post-combination company will be different. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for further information.

To the extent that any of the warrants are exercised for shares of common stock, or any shares of common stock are issued under the 2020 Plan, current stockholders of ChaSerg may experience substantial dilution. Such dilution could, among other things, limit the ability of ChaSerg’s current stockholders to influence management of the post-combination company through the election of directors following the Business Combination.

We may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the last reported sales price of our Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met. If and when the warrants become redeemable by us, we may not exercise our redemption right if the issuance of shares of common stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or we are unable to effect such registration or qualification. We will use our best efforts to register or qualify such shares of common stock under the blue sky laws of the state of residence in those states in which the warrants were offered by us in this offering. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the placement warrants will be redeemable by us so long as they are held by the Sponsor or its permitted transferees.

Provisions in our amended and restated certificate of incorporation and Delaware law may inhibit a takeover of us, which could limit the price investors might be willing to pay in the future for our Class A common stock and could entrench management.

Our amended and restated certificate of incorporation will contain provisions that may discourage unsolicited takeover proposals that stockholders may consider to be in their best interests. These provisions include a staggered board of directors and the ability of the board of directors to designate the terms of and issue new series of preferred shares, which may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

We are also subject to anti-takeover provisions under Delaware law, which could delay or prevent a change of control. Together these provisions may make the removal of management more difficult and may discourage transactions that otherwise could involve payment of a premium over prevailing market prices for our securities.

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we will be required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly.

Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial business combination and results of operations.

Risks Related to Redemption

Pursuant to the Merger Agreement, ChaSerg may not be able to consummate the Business Combination in the event redemptions exceed certain thresholds.

ChaSerg’s current amended and restated certificate of incorporation does not provide a specified maximum redemption threshold, other than in no event will ChaSerg redeem Public Shares in an amount that would cause ChaSerg’s net tangible assets to be less than $5,000,001 (such that ChaSerg is not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to ChaSerg’s initial business combination. The Merger Agreement includes as a condition to closing the Business Combination that, after giving effect to any redemptions and the receipt of any additional equity sold by ChaSerg, the total cash and cash equivalents of ChaSerg be at least 70% of the Trust Account balance as of the date of signing of the Merger Agreement. As a result, ChaSerg may not be able to complete the Business Combination if a substantial number of its stockholders elect to redeem their shares.

If you or a “group” of stockholders are deemed to hold in excess of 15% of our Class A common stock, you will lose the ability to redeem all such shares in excess of 15% of our Class A common stock.

Our Certificate of Incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in ChaSerg’s IPO without our prior consent, which we refer to as the “Excess Shares.” However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination. Your inability to redeem the Excess Shares will reduce your influence over our ability to complete our initial business combination and you could suffer a material loss on your investment in us if you sell Excess Shares in open market transactions. Additionally, you will not receive redemption distributions with respect to the Excess Shares if we complete our initial business combination. And as a result, you will continue to hold that number of shares exceeding 15% and, in order to dispose of such shares, would be required to sell your stock in open market transactions, potentially at a loss.

There is no guarantee that a stockholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the stockholder in a better future economic position.

ChaSerg can give no assurance as to the price at which a stockholder may be able to sell its Public Shares in the future following the completion of the Business Combination or any alternative initial business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the share price of the post-combination company relative to ChaSerg’s share price, and may result in a lower value realized now than a stockholder of ChaSerg might realize in the future had the stockholder redeemed its shares. Similarly, if a stockholder does not redeem their shares, the stockholder will bear the risk of ownership of the shares in the post-combination company after the consummation of any initial business combination, and there can be no assurance that a stockholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A stockholder should consult the stockholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

If ChaSerg stockholders fail to comply with the redemption requirements specified in this proxy statement, they will not be entitled to redeem their shares of ChaSerg Class A Common Stock for a pro rata portion of the funds held in ChaSerg’s Trust Account.

Holders of ChaSerg’s Public Shares must follow specific procedures in order to exercise their rights to redeem their shares for a pro rata portion of the Trust Account, including submitting a request in writing and delivering their stock (either physically or electronically) to ChaSerg’s transfer agent by the Redemption Deadline. In the event that a stockholder fails to comply with these or any other procedures, its shares may not be redeemed.

The ability to execute our strategic plan could be negatively impacted to the extent a significant number of stockholders choose to redeem their shares in connection with the Business Combination.

In the event the aggregate cash consideration ChaSerg would be required to pay for all shares of Class A common stock that are validly submitted for redemption plus any amount required to satisfy cash obligations pursuant to the terms of the Merger Agreement exceeds the aggregate amount of cash available to ChaSerg, we may be required to borrow additional amounts, subject to the terms and conditions of the Merger Agreement. In addition, if a larger number of shares are submitted for redemption than we initially expected, we may need to restructure the transaction to reserve a greater portion of the cash in the Trust Account or arrange for third party financing. Raising additional third party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in this proxy statement.

Introduction

ChaSerg is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Business Combination. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X.

ChaSerg is a blank check company whose purpose is to acquire, through a merger, share exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. ChaSerg was incorporated in Delaware on May 21, 2018, as ChaSerg Technology Acquisition Corp. On October 4, 2018, ChaSerg consummated its IPO. Upon the closing of the IPO, $220.0 million from the net proceeds thereof was placed in a Trust Account and invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of September 30, 2019, there was $223.5 million held in the Trust Account.

Grid Dynamics is an emerging leader in driving enterprise-level digital transformation in Fortune 1000 companies. Since its inception in 2006 in Menlo Park, California, as a grid and cloud consultancy firm, Grid Dynamics has been on the forefront of digital transformation, working on big ideas like cloud computing, NOSQL, DevOps, microservices, big data and artificial intelligence, and quickly established itself as a provider of choice for technology and digital enterprise companies. As a leading global digital engineering and information technology services provider with its headquarters in Silicon Valley and engineering centers in the United States and multiple CEE countries, Grid Dynamics’ core business is to deliver focused and complex technical consulting, software design, development, testing and internet service operations.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2019 assumes that the Business Combination occurred on September 30, 2019. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and year ended December 31, 2018 present the pro forma effect of the Business Combination as if it had been completed on January 1, 2018.

The pro forma combined financial statements do not necessarily reflect what the post-combination company’s financial condition or results of operations would have been had the acquisition occurred on the dates indicated. The pro forma combined financial information also may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The historical financial information of ChaSerg was derived from the unaudited and audited financial statements of ChaSerg Technology Acquisition Corp. as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018, included elsewhere in this proxy statement. The historical financial information of Grid Dynamics was derived from Grid Dynamics’ unaudited condensed financial statements as of and for the nine months ended September 30, 2019 and audited consolidated financial statements of Grid Dynamics as of and for the year ended December 31, 2018, each of which is included elsewhere in this proxy statement. This information should be read together with ChaSerg’s and Grid Dynamics’ unaudited and audited financial statements and related notes, the sections titled “ChaSerg Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Grid Dynamics Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, ChaSerg will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Grid Dynamics issuing stock for the net assets of ChaSerg, accompanied by a recapitalization. The net assets of ChaSerg will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Grid Dynamics.

Grid Dynamics has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances under both the minimum and maximum redemption scenarios:

•        Grid Dynamics will hold executive management roles for the post-combination company and be responsible for the day-to-day operations;

•        Grid Dynamics is currently a subsidiary of ASL, and ASL will hold the largest minority voting interest in the combined entity;

•        Grid Dynamics and ASL will have the ability to appoint three out of eight board seats and will be involved in the appointment and approval of the three independent board seats;

•        From a revenue and business operation standpoint, Grid Dynamics is the larger entity in terms of relative size;

•        Grid Dynamics’ current San Ramon, CA headquarters will be the headquarters of the post-combination company;

•        The post-combination company will assume Grid Dynamics’ name; and

•        The intended strategy of the post-combination entity will continue Grid Dynamics’ current strategy of driving enterprise-level digital transformation in the Fortune 1000 companies.

The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption into cash of ChaSerg’s Class A Common Stock:

•        Assuming No Redemptions: This presentation assumes that no Public Stockholders of ChaSerg exercise redemption rights with respect to their Public Shares for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions: This presentation assumes that stockholders holding 6,600,000 of ChaSerg’s Public Shares exercise their redemption rights and that such shares are redeemed for their pro rata share (approximately $10.16 per share) of the funds in ChaSerg’s Trust Account. Per ChaSerg’s IPO registration statement, a Public Stockholder, together with any affiliate of his or hers, or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 15% or more of shares of Class A Common Stock sold in the IPO. This scenario gives effect to ChaSerg’s public share redemptions of approximately 6,600,000 shares for aggregate redemption payments of $67.0 million. Aggregate redemption payments of $67.0 million were calculated as $223.5 million of cash in the Trust Account per the unaudited pro forma condensed combined balance sheet less $156.5 million of minimum cash balance required to be retained in the Trust Account as specified in the Merger Agreement. Public redemption of approximately 6,600,000 shares is calculated as $67.0 million redemption payments divided by the estimated per share redemption value of $10.16 ($223,495,864 in the Trust Account per the unaudited pro forma condensed combined balance sheet divided by 22,000,000 Public Shares as of September 30, 2019). The Merger Agreement includes as a condition to closing the Business Combination that, after giving effect to any redemptions and the receipt of any additional equity sold by ChaSerg, the total cash and cash equivalents of ChaSerg be at least 70% of the Trust Account balance as of the date of signing of the Merger Agreement. As a result, if a substantial number of its stockholders elect to redeem their shares, Sponsor or other investors may need to contribute additional capital or ChaSerg may not be able to complete the Business Combination.

Description of the Business Combination

The aggregate consideration for the Business Combination will be $385.2 million, payable in the form of cash and shares of ChaSerg’s Class A Common Stock. Under the no redemption scenario, the cash portion of the consideration will be an aggregate amount equal to $130.0 million. The remainder of $255.2 million will be in the form of 25,523,810 shares of Successor Common Stock valued at $10.00 per share. Under the maximum redemption scenario, the cash portion of the consideration will be an aggregate amount equal to $116.5 million. The remainder of the $268.7 million consideration will be in the form of 26,873,810 of ChaSerg’s Class A Common Stock valued at $10.00 per share. The share consideration, under both the no redemption and maximum redemption scenarios, is subject to a post-Closing adjustment capped at 857,143 shares of ChaSerg’s Class A Common Stock which will be placed in escrow at closing. The following represents the aggregate consideration:

(in thousands, except for share amounts)	Assuming No Redemptions	Assuming Maximum Redemptions
Shares transferred at Closing(1)	25,523,810	26,873,810
Value per share	10.00	10.00
Total Share Consideration	$255,238	$268,738
Plus: Cash Transferred(2)	130,000	116,500
Total Cash and Share Consideration – at Closing(3)	$385,238	$385,238

____________

(1)      Values and scenarios obtained from the Merger Agreement.

(2)      The Cash Consideration is subject to reduction in an amount equal to: $13,500,000 multiplied by (x) the balance of the trust account established by ChaSerg for the benefit of its public stockholders as at the date of the signing of the Merger Agreement minus the Available Parent Cash, divided by (y) 30% of the trust account balance as at the date of the signing of the Merger Agreement, where such adjustment amount can be no more than $13,500,000 and no less than $0, and is offset by an equivalent increase in the Share Consideration.

(3)      Share Consideration is calculated using a $10.00 reference price. Actual total Share Consideration will be dependent on the value of Class A Common Stock at closing.

The following summarizes the pro forma Class A Common Stock shares outstanding under the two scenarios:

	Assuming No Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
ASL	18,399,557		19,372,743
BGV	1,977,615		2,082,215
Grid Dynamics Management Shares	5,146,638		5,418,852
Total Grid Dynamics shares	25,523,810	48.7%	26,873,810	56.9%
Common shares held by current ChaSerg shareholders	22,000,000		15,400,000
Sponsor Shares(1)	4,940,000		4,940,000
Total ChaSerg Shares	26,940,000	51.3%	20,340,000	43.1%
Pro Forma Common Stock at September 30, 2019	52,463,810	100.0%	47,213,810	100.0%

____________

(1)      Excludes 1,200,000 of Sponsor Shares that are owned by the Sponsor and held in escrow as specified in the side letter agreement (the “Sponsor Share Letter”). The release of the Earnout Shares is subject to achieving the price thresholds as set per terms of the Sponsor Share Letter. While the Earnout Shares are held in escrow, the Sponsor shall have full ownership rights to its Earnout Shares, including the right to vote such shares and to receive dividends and distributions thereon.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 are based on the historical financial statements of ChaSerg and Grid Dynamics. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2019

(in thousands)

			Assuming No Redemptions			Assuming Maximum Redemptions
	As of September 30, 2019				As of September 30, 2019			As of September 30, 2019
	Grid Dynamics (Historical)	ChaSerg (Historical)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$41,183	$358	$(130,000)	(A)	$111,642	$(67,049)	(K)	$58,093
			223,495	(B)		13,500	(L)
			(18,116)	(D)
			(274)	(H)
			(5,004)	(I)
Accounts receivable, net	13,105	—			13,105			13,105
Unbilled receivables	5,511	—			5,511			5,511
Prepaid income taxes	1,561	—			1,561			1,561
Deferred transaction costs	1,414	—	(1,414)	(D)	—			—
Prepaid expenses and other current assets	2,003	102			2,105			2,105
Total current assets	$64,777	$460	$68,687		$133,924	$(53,549)		$80,375

Cash and marketable securities held in Trust Account	—	223,495	(223,495)	(B)	—			—
Property and equipment, net	3,622	—			3,622			3,622
Intangible assets, net	111	—			111			111
Deferred income taxes	1,090	—			1,090			1,090
Total assets	$69,600	$223,955	$(154,808)		$138,747	$(53,549)		$85,198

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	330	128	(128)	(H)	330			330
Accrued liabilities	1,371	—	(1,254)	(I)	117			117
Accrued offering costs	—	11	(11)	(H)	—			—
Accrued compensation and benefits	6,221	—			6,221			6,221
Accrued income taxes	930	135	(135)	(H)	930			930
Other current liabilities	40	—			40			40
Total current liabilities	$8,892	$274	$(1,528)		$7,638	$—		$7,638

Long-term liabilities
Deferred underwriting fees	—	7,700	(7,700)	(D)	—			—
Total liabilities	$8,892	$7,974	$(9,228)		$7,638	$—		$7,638

Convertible preferred stock, no par value, 622,027 shares authorized and outstanding as of September 30, 2019	9,187	—	(9,187)	(G)	—			—
Common stock subject to possible redemption, 21,098,175 shares at approximately $10.00 per share as of September 30, 2019	—	210,981	(210,981)	(C)	—			—

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2019 (CONTINUED)

(in thousands)

			Assuming No Redemptions			Assuming Maximum Redemptions
	As of September 30, 2019				As of September 30, 2019			As of September 30, 2019
	Grid Dynamics (Historical)	ChaSerg (Historical)	Pro Forma Adjustments		Pro Forma Combined	Pro Forma Adjustments		Pro Forma Combined
Equity
Common stock, no par value, 18,244,054 shares authorized and 12,847,462 outstanding as of September 30, 2019	8,117	—	(8,117)	(G)	—			—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,541,825 issued and outstanding (excluding 21,098,175 shares subject to possible redemption) as of September 30, 2019	—	—	2	(A)	7	(1)	(K)	6
			2	(C)		—	(L)
			1	(E)
			2	(G)
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,500,000 shares issued and outstanding	—	1	(1)	(E)	—			—
Additional paid in capital	10,119	2,621	(130,000)	(A)	112,760	(67,048)	(K)	59,212
			(2)	(A)		13,500	(L)
			210,979	(C)
			(5,405)	(D)
			2,378	(F)
			17,302	(G)
			(4,768)	(J)
Retained earnings	33,285	2,378	(6,425)	(D)	18,342			18,342
			(2,378)	(F)
			(3,750)	(I)
			(4,768)	(J)
Total stockholders’ equity	51,521	5,000	74,588		131,109	(53,549)		77,560
Total liabilities and stockholders’ equity	$69,600	$223,955	$(154,808)		$138,747	$(53,549)		$85,198

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

(in thousands, except share and per share data)

			Assuming No Redemptions & Maximum Redemptions
	For the Nine Months Ended September 30, 2019				For the Nine Months Ended September 30, 2019
	Grid Dynamics (Historical)	ChaSerg (Historical)	Pro Forma Adjustment		Pro Forma Combined
Revenue	$86,325	$—	$—		$86,325
Cost of revenue	50,754	—			50,754
Gross profit	35,571	—	—		35,571

Operating expenses:
Engineering, research, and development	3,284	—			3,284
Sales and marketing	5,262	—			5,262
General and administrative	15,545	1,288	(180)	(AA)	16,653
Total operating expenses	24,091	1,288	(180)		25,199
Income (loss) from operations	11,480	(1,288)	180		10,372

Interest (expense)/income, net	—	3,734	(3,734)	(BB)	—
Other (expenses)/income, net	(172)	—			(172)
Income before income taxes	11,308	2,446	(3,554)		10,200

Provision for income taxes	2,608	683	(437)	(CC)	2,854
Net (Loss) income	$8,700	$1,763	$(3,117)		$7,346

Earnings per Share
Weighted average number of shares outstanding, basic	12,431,000	—
Net income per share, basic	0.69	—

Weighted average number of shares outstanding, diluted	13,054,000	—
Net income per share, diluted	0.67	—
			Assuming No Redemptions		Assuming Maximum Redemptions
Weighted average number of Class A shares outstanding, basic and diluted	—	22,000,000	52,463,810		47,213,810
Net income per share, Class A – basic and diluted	—	0.12	0.14		0.16
Weighted average number of Class A and Class B shares outstanding, basic and diluted	—	6,140,000
Net income per share, Class A and Class B – basic and diluted	—	(0.13)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR YEAR
ENDED DECEMBER 31, 2018

(in thousands, except share and per share data)

			Assuming No Redemptions & Maximum Redemptions
	Twelve Months Ended December 31, 2018				Twelve Months Ended December 31, 2018
	Grid Dynamics (Historical)	ChaSerg (Historical)	Pro Forma Adjustments		Pro Forma Combined
Revenue	$91,865	$—	$—		$91,865
Cost of revenue	52,559	—			52,559
Gross profit	39,306	—	—		39,306

Operating expenses:
Engineering, research, and development	2,643	—			2,643
Sales and marketing	5,200	—			5,200
General and administrative	17,634	326	(100)	(AA)	17,860
Total operating expenses	25,477	326	(100)		25,703
Income (loss) from operations	13,829	(326)	100		13,603

Interest (expense)/income, net	—	1,158	(1,158)	(BB)	—
Other (expenses)/income, net	(746)	—			(746)
Income before income taxes	13,083	832	(1,058)		12,857

Provision for income taxes	3,855	217	(475)	(CC)	3,597
Net (Loss) income	$9,228	$615	$(583)		$9,260

Earnings per Share
Weighted average number of shares outstanding, basic and diluted	12,000,000	—
Net income per share, basic and diluted	0.77	—
			Assuming No Redemptions		Assuming Maximum Redemptions
Weighted average number of Class A shares outstanding, basic and diluted	—	21,654,321	52,463,810		47,213,810
Net income per share, Class A – basic and diluted	—	0.04	0.18		0.20
Weighted average number of Class A and Class B shares outstanding, basic and diluted	—	5,733,422
Net income per share, Class A and Class B – basic and diluted	—	(0.04)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.      Basis of Presentation

The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, ChaSerg will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Grid Dynamics issuing stock for the net assets of ChaSerg, accompanied by a recapitalization. The net assets of ChaSerg will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Grid Dynamics.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 assumes that the Business Combination occurred on September 30, 2019. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 present pro forma effect to the Business Combination as if it had been completed on January 1, 2018. These periods are presented on the basis of Grid Dynamics as the accounting acquirer.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 has been prepared using, and should be read in conjunction with, the following:

•        ChaSerg’s unaudited balance sheet as of September 30, 2019 and the related notes for the period ended September 30, 2019, included elsewhere in this proxy statement; and

•        Grid Dynamics’ unaudited consolidated balance sheet as of September 30, 2019 and the related notes for the period ended September 30, 2019, included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 has been prepared using, and should be read in conjunction with, the following:

•        ChaSerg’s unaudited statement of operations for the nine months ended September 30, 2019 and the related notes, included elsewhere in this proxy statement; and

•        Grid Dynamics’ unaudited statement of operations for the nine months ended September 30, 2019 and the related notes, included elsewhere in this proxy statement.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2018 has been prepared using, and should be read in conjunction with, the following:

•        ChaSerg’s audited statement of operations for the twelve months ended December 31, 2018 and the related notes, included elsewhere in this proxy statement; and

•        Grid Dynamics’ audited statement of operations for the twelve months ended December 31, 2018 and the related notes, included elsewhere in this proxy statement.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination.

The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that ChaSerg believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. ChaSerg believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at this time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.      Basis of Presentation (cont.)

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of ChaSerg and Grid Dynamics.

2.      Accounting Policies

Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

3.      Adjustments to Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are (1) directly attributable to the Business Combination, (2) factually supportable and (3) with respect to the statements of operations, expected to have a continuing impact on the results of the post-combination company. Grid Dynamics and ChaSerg have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had the post-combination company filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of Grid Dynamics Holdings Inc.’s shares outstanding, assuming the Business Combination occurred on January 1, 2018.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of September 30, 2019 are as follows:

(A)    Reflects consideration of $130.0 million of cash and 25,523,810 shares of ChaSerg Class A Common Stock valued at $10.00 per share, par value $0.0001 per share.

(B)    Reflects the reclassification of $223.5 million of cash and cash equivalents held in the ChaSerg Trust Account that becomes available to fund the Business Combination.

(C)    Reflects the reclassification of approximately $211.0 million of ChaSerg Class A Common Stock subject to possible redemption to permanent equity.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3.     Adjustments to Unaudited Pro Forma Condensed Combined Financial Information (cont.)

(D)    Reflects transaction costs related to the Business Combination. Classification of transaction costs is as follows:

(in thousands)	Amount
Deferred underwriting fees	$7,700	*
Costs related to issuance of equity
Amounts previously capitalized and paid	1,414
Amounts to be incurred	3,991
Subtotal	5,405
Transaction costs to be expensed	6,425
Total	$19,530

____________

*        Subsequent to the balance sheet date, the deferred underwriting fees were negotiated and adjusted down to $6.3 million. The full amount of the liability will be settled upon consummation of the transaction.

(E)    Reflects the conversion of ChaSerg Class B Common Stock to ChaSerg Class A Common Stock. In connection with the closing, all shares of ChaSerg Class B Common Stock will convert into shares of ChaSerg Class A Common Stock.

(F)    Reflects the reclassification of ChaSerg’s historical retained earnings.

(G)    Reflects the conversion of Grid Dynamics common stock and convertible preferred shares to Class A Common Stock.

(H)    Reflects the settlement of ChaSerg’s historical liabilities that will be settled prior to the consummation of the transaction.

(I)     Reflects the settlement of retention bonuses related to the retention bonus plan established as part of the ASL Merger. Pursuant to the Merger Agreement, such retention bonuses will be paid by Grid Dynamics to eligible participants in the amount of $3.8 million. In addition to the $3.8 million payment due upon consummation of the transaction, $1.3 million was accrued as of September 30, 2019 and subsequently paid in October 2019.

(J)     Reflects the compensation cost related to the acceleration of the vesting for certain existing stock options granted to Grid Dynamics’ management and employees under Grid Dynamics’ existing equity compensation plan. Due to a change in control provision within the existing equity compensation plan, the board of directors of Grid Dynamics utilized its discretion to accelerate the vesting of unvested shares of certain employees. As a result, the unrecognized grant date fair value of the awards is recorded as compensation expense.

(K)    Reflects the maximum redemption of 6,600,000 Public Shares for $67.0 million at a redemptive price of approximately $10.16 per share as of September 30, 2019. Based on the historical accounting for the Public Shares and considering Pro Forma Adjustment C, the entire redemption price is allocated to ChaSerg Class A Common Stock and additional paid-in capital in the accompanying unaudited pro forma condensed combined balance sheet.

(L)    Reflects the cash consideration transferred and the increase of stock consideration by 1,350,000 additional shares of ChaSerg Class A Common Stock assuming maximum redemption.

Adjustments to Unaudited Pro Forma Condensed Combined Statements of Operations

The pro forma adjustments included in the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and year ended December 31, 2018 are as follows:

(AA) Reflects elimination of transaction related costs incurred and recorded by ChaSerg.

(BB) Elimination of interest income on the Trust Account.

(CC) Reflects adjustments to income tax expense as a result of the tax impact on the pro forma adjustments to income attributable to ChaSerg Class A stockholders at the estimated statutory tax rate of 28%.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

4.     Earnings per Share

Represents the net earnings per share calculated using the historical weighted average shares outstanding and the issuance of additional shares in connection with the Business Combination, assuming the shares were outstanding since January 1, 2018. As the Business Combination and related proposed equity transactions are being reflected as if they had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares issuable relating to the Business Combination have been outstanding for the entire periods presented. If the maximum number of shares are redeemed, this calculation is retroactively adjusted to eliminate such shares for the entire periods.

The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of ChaSerg’s Class A Common Stock for the nine months ended September 30, 2019 and for the year ended December 31, 2018:

	Nine Months Ended September 30, 2019		Year Ended December 31, 2018
	No Redemptions	Maximum Redemptions	No Redemptions	Maximum Redemptions
Pro Forma Basic & Diluted Earnings Per Share
Pro Forma Net Income Attributable to Common Shareholders (in 000s)	$7,346	$7,346	$9,260	$9,260
Basic & Diluted Shares Outstanding	52,463,810	47,213,810	52,463,810	47,213,810
Pro Forma Basic & Diluted Earnings Per Share	$0.14	$0.16	$0.18	$0.20

Pro Forma Shares Outstanding – Basic & Diluted
ASL	18,399,557	19,372,743	18,399,557	19,372,743
BGV	1,977,615	2,082,215	1,977,615	2,082,215
Grid Dynamics Management Shares	5,146,638	5,418,852	5,146,638	5,418,852
Common shares held by current ChaSerg stockholders	22,000,000	15,400,000	22,000,000	15,400,000
Sponsor shares	4,940,000	4,940,000	4,940,000	4,940,000
Pro Forma Shares Outstanding – Basic & Diluted	52,463,810	47,213,810	52,463,810	47,213,810

COMPARATIVE SHARE INFORMATION

The following table sets forth summary historical comparative share and unit information for ChaSerg and Grid Dynamics and unaudited pro forma condensed combined per share information of ChaSerg after giving effect to the Business Combination, assuming two redemption scenarios as follows:

•        Assuming Minimum Redemptions: This presentation assumes that no Public Stockholders of ChaSerg exercise redemption rights with respect to their Public Shares for a pro rata share of the funds in the Trust Account.

•        Assuming Maximum Redemptions: This presentation assumes that stockholders holding 6,600,000 of ChaSerg’s Public Shares exercise their redemption rights and that such shares are redeemed for their pro rata share (approximately $10.16 per share) of the funds in the Trust Account. Per ChaSerg’s IPO registration statement, a Public Stockholder, together with any affiliate of his or hers, or any other person with whom he or she is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking conversion rights with respect to 15% or more of the Class A shares of common stock sold in the IPO. This scenario gives effect to ChaSerg’s public share redemptions of approximately 6,6000,000 shares for aggregate redemption payments of $67.0 million. Aggregate redemption payments of $67.0 million were calculated as $223.5 million of cash in the Trust Account per the unaudited pro forma condensed combined balance sheet less $156.5 million of minimum cash balance required to be retained in the Trust Account as specified in the Merger Agreement. Public redemption shares of approximately 6,600,000 million shares is calculated as $67.0 million redemption payments divided by the estimated per share redemption value of $10.16 ($223,495,864 in Trust Account per the unaudited pro forma condensed combined balance sheet divided by 22,000,000 Public Shares as of September 30, 2019). The Merger Agreement includes as a condition to closing the Business Combination that, after giving effect to any redemptions and the receipt of any additional equity sold by ChaSerg, the total cash and cash equivalents of ChaSerg be at least 70% of the Trust Account balance as of the date of signing of the Merger Agreement. As a result, if a substantial number of its stockholders elect to redeem their shares, Sponsor or other investors may need to contribute additional capital or ChaSerg may not be able to complete the Business Combination.

The pro forma book value information reflects the Business Combination as if it had occurred on September 30, 2019. The weighted average shares outstanding and net earnings per share information reflect the Business Combination as if they had occurred on January 1, 2018.

This information is only a summary and should be read together with the summary historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of ChaSerg and Grid Dynamics and related notes that are included elsewhere in this proxy statement. The unaudited pro forma combined per share information of ChaSerg and Grid Dynamics is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of ChaSerg and Grid Dynamics would have been had the companies been combined during the periods presented.

			Combined Pro Forma
(dollars in thousands, except share and per share amounts)	Grid Dynamics Historical	ChaSerg Historical	Assuming No Redemptions	Assuming Maximum Redemptions
As of and for the Nine Months ended September 30, 2019
Book value per share	$4.01	$0.18	$2.50	$1.64
Weighted average shares outstanding – basic	12,431,000
Net income per share – basic	0.69
Weighted average shares outstanding – diluted	13,054,000
Net income per share – diluted	0.67
Weighted average shares outstanding Class A – basic and diluted		22,000,000	52,463,810	47,213,810
Net income per share Class A – basic and diluted		0.12	0.14	0.16
Weighted average shares outstanding Class A and Class B – basic and diluted		6,140,000
Net income per share Class A and Class B – basic and diluted		(0.13)

As of and for the Year Ended December 31, 2018
Book value per share	$2.78	$0.18	N/A	N/A
Weighted average shares outstanding – basic and diluted	12,000,000
Net income per share – basic	0.77
Weighted average shares outstanding Class A – basic and diluted		21,654,321	52,463,810	47,213,810
Net income per share Class A – basic and diluted		0.04	0.18	0.20
Weighted average shares outstanding Class A and Class B – basic and diluted		5,733,422
Net income per share Class A and Class B – basic and diluted		(0.04)

SPECIAL MEETING OF ChaSerg STOCKHOLDERS

This proxy statement is being provided to stockholders as part of a solicitation of proxies by our board of directors for use at the Special Meeting to be held on             , and at any adjournment or postponement thereof. This proxy statement contains important information regarding the Special Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about              to all stockholders of record of ChaSerg as of           , the record date for the Special Meeting. Stockholders of record who owned ChaSerg Class A Common Stock at the close of business on the record date are entitled to receive notice of, attend and vote at the Special Meeting. On the Record Date, there were            shares of ChaSerg Class A Common Stock outstanding.

Date, Time and Place of Special Meeting

The Special Meeting will be held at           , Pacific time, on           , at           , or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals included in this proxy statement.

Purpose of the ChaSerg Special Meeting

At the Special Meeting, ChaSerg is asking holders of its common stock:

•        to consider and vote upon a proposal to adopt and approve the Business Combination Proposal. A copy of the Merger Agreement is attached to this proxy statement as Annex A;

•        to consider and vote upon a proposal to adopt and approve the NASDAQ Proposal;

•        to consider and vote upon a proposal to adopt and approve the Charter Proposals; A copy of the Second Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex B;

•        to consider and vote upon a proposal to adopt and approve the Director Election Proposal;

•        to consider and vote upon a proposal to adopt and approve the Incentive Plan Proposal; and

•        to consider and vote upon a proposal to adopt and approve the Adjournment Proposal, if it is presented at the meeting.

Recommendation to Stockholders

After careful consideration, the ChaSerg Board has unanimously determined that each of the proposals is fair to and in the best interests of ChaSerg and its stockholders and has unanimously approved such proposals. The Board recommends that stockholders:

•        vote “FOR” the Business Combination Proposal;

•        vote “FOR” the NASDAQ Proposal;

•        vote “FOR” the Charter Proposals;

•        vote “FOR” the Director Election Proposal;

•        vote “FOR” the Incentive Plan Proposal; and

•        vote “FOR” the Adjournment Proposal.

For a more complete description of ChaSerg’s reasons for the approval of the business combination and the recommendation of the ChaSerg Board of Directors, see the section entitled “Proposal No. 1: The Business Combination Proposal — ChaSerg’s Board of Directors’ Reasons for the Approval of the Business Combination.”

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of ChaSerg Class A Common Stock at the close of business on           , which is the record date for the Special Meeting. You are entitled to one vote for each share of ChaSerg Class A Common Stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were              shares of common stock outstanding, of which            are Public Shares and            are Founder Shares.

Vote of ChaSerg’s Sponsor, Directors and Officers

In connection with ChaSerg’s IPO, ChaSerg entered into agreements with each of its Sponsor, directors and officers pursuant to which each agreed to vote any shares of ChaSerg Class A Common Stock or Class B Common Stock owned by them in favor of the Business Combination Proposal.

Our Sponsor, directors and officers have waived any redemption rights, including with respect to shares of ChaSerg Class A Common Stock purchased in ChaSerg’s IPO or in the aftermarket, in connection with the business combination. Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, the Founder Shares held by the Sponsor have no Redemption Rights upon ChaSerg liquidation and will be worthless if no business combination is effected by us by April 10, 2020. However, our Sponsor is entitled to redemption rights upon our liquidation with respect to any shares of ChaSerg Class A Common Stock it may own.

Quorum and Required Vote for Proposals for the Special Meeting

A quorum of ChaSerg stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.

Approval of the Business Combination Proposal and the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to the Business Combination Proposal and/or the Charter Proposals will have the same effect as a vote “AGAINST” the Business Combination Proposal and/or the Charter Proposals, as applicable.

Approval of the NASDAQ Proposal, the Director Election Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of any vote on these proposals. However, abstentions will have the same effect as a vote “AGAINST” these proposals.

The Business Combination Proposal is conditioned on the approval of each of the other proposals in this proxy statement other than the Incentive Plan Proposal and the Adjournment Proposal. Each of the NASDAQ Proposal, the Charter Proposals, the Director Election Proposal and the Incentive Plan Proposal are conditioned on the approval of the Business Combination Proposal and each other proposal other than the Incentive Plan Proposal and the Adjournment Proposal. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement.

It is important for you to note that in the event the Business Combination Proposal does not receive the requisite vote for approval, then ChaSerg will not consummate the Business Combination. Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if ChaSerg does not consummate the Business Combination and fails to complete an initial business combination by April 10, 2020, ChaSerg will be required to dissolve and liquidate its Trust Account by returning the then remaining funds in such account to the Public Stockholders.

Broker Non-Votes and Abstentions

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on each of the NASDAQ Proposal, the Incentive Plan Proposal, the Director Election Proposal or the Adjournment Proposal (if presented) and have the same effect as votes against the Business Combination Proposal and the Charter Proposals.

Voting Your Shares

Each share of ChaSerg Class A Common Stock and each share of ChaSerg Class B Common Stock that you own in your name entitles you to one vote on each of the Proposals for the Special Meeting. Your one or more proxy cards show the number of shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock that you own. There are several ways to vote your shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock:

•        You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of ChaSerg Class A Common Stock or ChaSerg Class B Common Stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Business Combination Proposal, “FOR” the Charter Proposals, “FOR” the NASDAQ Proposal, “FOR” the Director Election Proposal, “FOR” the Incentive Plan Proposal, and “FOR” the Adjournment Proposal.

•        You can attend the Special Meeting and vote in person even if you have previously voted by submitting a proxy pursuant to any of the methods noted above. You will be given a ballot when you arrive. However, if your shares of ChaSerg Class A Common Stock or Class B Common Stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of ChaSerg Class A Common Stock or ChaSerg Class B Common Stock.

Householding

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits ChaSerg, with your permission, to send a single notice of meeting and, to the extent requested, a single copy of this proxy statement to any household at which two or more ChaSerg stockholders reside if they appear to be members of the same family. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials.

A number of brokerage firms have instituted householding for shares held in “street name.” If you and members of your household have multiple accounts holding shares of ChaSerg Class A Common Stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this proxy statement or wish to revoke your decision to household. These options are available to you at any time.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Special Meeting or at such meeting by doing any one of the following:

•        you may send another proxy card with a later date;

•        you may notify ChaSerg’s secretary, in writing, before the Special Meeting that you have revoked your proxy; or

•        you may attend the Special Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Special Meeting has been called to consider only the approval of the Business Combination Proposal, the Charter Proposals, the NASDAQ Proposal, the Director Election Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the Special Meeting, no other matters may be considered at the Special Meeting if they are not included in this proxy statement, which serves as the notice of the Special Meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of ChaSerg Class A Common Stock or Class B Common Stock, you may call MacKenzie, our proxy solicitor, at (800) 322-2885 (banks and brokerage firms, please call collect: (212) 929-5500.

Redemption Rights

Under our Certificate of Incorporation, holders of ChaSerg Class A Common Stock may elect that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest but net of franchise and income taxes payable, calculated as of two business days prior to the closing of the Business Combination. If demand is properly made and the Business Combination is consummated, these shares, immediately prior to the Business Combination, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account, which holds the proceeds of ChaSerg’s IPO (calculated as of two business days prior to the closing of the Business Combination, including interest but net of franchise and income taxes payable). As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes.

In order to exercise your redemption rights, you must:

•        if you hold your shares of ChaSerg Class A Common Stock through units, elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares;

•        check the box on the enclosed proxy card marked “Stockholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) with any other stockholder with respect to shares of ChaSerg Class A Common Stock;

•        prior to           , on            (two business days before the Special Meeting), tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, to the attention of Mark Zimkind at 1 State Street, 30th Floor, New York, NY 10004, or by email at mzimkind@continentalstock.com; and

•        deliver your shares of ChaSerg Class A Common Stock either physically or electronically through DTC to the transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is ChaSerg’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, ChaSerg does not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your shares of ChaSerg Class A Common Stock as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to the transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting the transfer agent at the phone number or address listed above.

Holders of outstanding units of ChaSerg must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC (deposit withdrawal at custodian) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Prior to exercising redemption rights, stockholders should verify the market price of ChaSerg Class A Common Stock as they may receive higher proceeds from the sale of their ChaSerg Class A Common Stock and ChaSerg Class B Common Stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. ChaSerg cannot assure you that you will be able to sell your shares of ChaSerg Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in ChaSerg Class A Common Stock when you wish to sell your shares.

If you exercise your redemption rights, your shares of ChaSerg Class A Common Stock will cease to be outstanding immediately prior to the Business Combination and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, any future growth of ChaSerg following the business combination. You will be entitled to receive cash for these shares only if you properly and timely demand redemption.

Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if the Business Combination is not approved and we do not consummate a “business combination” (as defined in the Certificate of Incorporation) by April 10, 2020, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the Public Stockholders and our warrants will expire worthless.

Appraisal Rights

Appraisal rights are not available to holders of shares of ChaSerg Class A Common Stock or Class B Common Stock in connection with the business combination.

Proxy Solicitation Costs

ChaSerg is soliciting proxies on behalf of our board of directors. This solicitation is being made by mail but also may be made by telephone or in person. ChaSerg and its directors, officers and employees may also solicit proxies in person. ChaSerg will file with the SEC all scripts and other electronic communications as proxy soliciting materials. ChaSerg will bear the cost of the solicitation.

ChaSerg has engaged MacKenzie to assist in the solicitation of proxies for the Special Meeting. ChaSerg has agreed to pay MacKenzie a fee of $12,500. ChaSerg will reimburse MacKenzie for reasonable out-of-pocket expenses and will indemnify MacKenzie and all of its directors, officers, employees and agents against certain claims, expenses, losses, damages, liabilities and/or damages. ChaSerg will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of ChaSerg’s Class A Common Stock for their expenses in forwarding soliciting materials to beneficial owners of ChaSerg’s Class A Common Stock and in obtaining voting instructions from those owners.

CAPITALIZATION

The following table sets forth:

•        the capitalization of ChaSerg on an unaudited, historical basis as of September 30, 2019; and

•        the capitalization of ChaSerg on a pro forma basis as of September 30, 2019, after giving effect to the Business Combination and assuming that (i) no shares of ChaSerg Class A Common Stock are redeemed, and (ii) 6.6 million shares of ChaSerg Class A Common Stock are redeemed.

For more information, please refer to the historical financial statements of ChaSerg and Grid Dynamics and the related notes included elsewhere in this proxy statement, as well as the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

	As of September 30, 2019
Stockholders	Shares (mm)%
ChaSerg Public Stockholders	22.0	81.7%
Founder Shares	4.9	18.3%
Total	26.9	100.0%
	0% Redemption		30% Redemption
Stockholders	Shares (mm)%		Shares (mm)%
ChaSerg Public Stockholders	22.0	41.9%	15.4	32.6%
Founder Shares	4.9	9.4%	4.9	10.5%
ASL	18.4	35.1%	19.4	41.0%
BGV	2.0	3.8%	2.1	4.4%
Grid Dynamics Management	5.1	9.8%	5.4	11.5%
Total	52.5	100.0%	47.2	100.0%

(1) Excludes 1.2 million Founder Shares that are owned by the Sponsor and subject to the Side Letter.  The release of the Earnout Shares is subject to achieving the price thresholds as set per terms of the Side Letter. While the Earnout Shares are subject to the transfer restrictions in the Side Letter, the Sponsor shall have full ownership rights to its Earnout Shares, including the right to vote such shares and to receive dividends and distributions thereon.

Proposal No. 1: THE BUSINESS COMBINATION PROPOSAL

ChaSerg is asking its stockholders to approve and adopt the Merger Agreement and the transactions contemplated thereby, including the Business Combination. ChaSerg stockholders should read carefully this proxy statement in its entirety for more detailed information concerning the Merger Agreement, a copy of which is attached as Annex A to this proxy statement. Please see the subsection entitled “— The Merger Agreement” below for additional information and a summary of certain terms of the Merger Agreement. You are urged to read carefully the Merger Agreement in its entirety before voting on this proposal.

Because ChaSerg is holding the Special Meeting to vote on the Business Combination, we may consummate the Business Combination only if it is approved by the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting.

The Merger Agreement

This section of the proxy statement describes the material provisions of the Merger Agreement, but does not purport to describe all of the terms of the Merger Agreement. The following summary is qualified in its entirety by reference to the complete text of the Merger Agreement, which is attached as Annex A hereto. You are urged to read the Merger Agreement in its entirety because it is the primary legal document that governs the Business Combination.

The Merger Agreement contains representations, warranties and covenants that the parties thereto made to each other as of the date of the Merger Agreement or other dates as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The representations, warranties and covenants in the Merger Agreement are also modified in important part by the disclosure schedules to the Merger Agreement. The disclosure schedules are not filed publicly, are subject to a contractual standard of materiality that is different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts. ChaSerg does not believe that the disclosure schedules contain information that is material to an investment decision.

Description of the Merger Agreement

On November 13, 2019, ChaSerg entered into the Merger Agreement to effect a business combination by and among (i) ChaSerg, (ii) Merger Sub 1, (iii) Merger Sub 2, (iv) Grid Dynamics, and (v) ASL, solely in its capacity as representative of the securityholders of Grid Dynamics immediately prior to the consummation of the Business Combination. Upon the consummation of the transactions contemplated by the Merger Agreement, (i) Grid Dynamics will become a wholly-owned subsidiary of ChaSerg; and (ii) ChaSerg will change its name to “Grid Dynamics Holdings, Inc.”; and (iii) the Selling Securityholders (other than the Selling Securityholders who have properly demanded appraisal rights in accordance with the DGCL in connection with the transactions described in the Merger Agreement) will be entitled to receive the merger consideration set forth in the Merger Agreement as described below. The merger consideration consists of a combination of cash and equity consideration.

Structure of the Business Combination

The Merger Agreement provides for ChaSerg’s acquisition of the outstanding capital stock and other equity interests of Grid Dynamics through two mergers of newly formed acquisition vehicles, Merger Sub 1 and Merger Sub 2. Pursuant to the Merger Agreement, the Business Combination will be effected through the following steps: (i) Merger Sub 1 will be merged with and into Grid Dynamics, with Grid Dynamics surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, Grid Dynamics will be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”). The Merger Agreement is attached as Annex A hereto and you are encouraged to read it in its entirety.

Consideration to the Selling Securityholders in the Business Combination

The Grid Dynamics Selling Securityholders as of immediately prior to the consummation of the Business Combination will, upon consummation of the Business Combination, receive a combination of stock and cash consideration. The aggregate merger consideration (the “Merger Consideration”) to be paid pursuant to the Merger Agreement will be comprised of equity and cash as follows:

•        cash consideration of $130,000,000 minus the Cash Consideration Reallocation Amount, if any (as defined below) (the “Cash Consideration”); and

•        25,523,810 shares of Successor Common Stock (the “Share Consideration”), which Share Consideration will be positively adjusted by the Cash Consideration Reallocation Amount and is subject to certain adjustments as described below.

“Cash Consideration Reallocation Amount” is an amount equal to (a) $13,500,000 multiplied by (b) (x) the Trust Account Balance at Signing (as defined below) minus the Available Parent Cash (as defined below), divided by (y) 30% of the Trust Account Balance at Signing, provided that the Cash Consideration Reallocation Amount shall never be less than zero or greater than $13,500,000.

“Available Parent Cash” is equal to the total cash and cash equivalents of ChaSerg, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemption and (B) any taxes due on any accrued interest on the Trust Account (as defined below) and including the Additional Equity Amount (as defined below) (if any).

“Trust Account” means the account established by ChaSerg for the benefit of its Public Stockholders.

“Trust Account Balance at Signing” is equal to $223,915,741.

“Additional Equity Amount” means additional shares of ChaSerg Class A Common Stock (a) that have the same rights, privileges and preferences as the shares of ChaSerg Class A Common Stock to be issued to the Selling Securityholders pursuant to the terms of the Merger Agreement (with no additional securities or economic inducements, except to the extended funded solely by the Sponsor or as otherwise expressly consented to by the Grid Dynamics in advance of such issuance) and (b) at a price per share not less than $10.00.

The Share Consideration is subject to certain adjustments and will be increased or decreased by the number of shares of ChaSerg Class A Common Stock equal to the (i) the Share Consideration Adjustment Value (as defined below) divided by (ii) $10.19 (the “Parent Stock Signing Price”).

“Share Consideration Adjustment Value” means zero (0), (a) plus the Working Capital Surplus (if any) or minus Working Capital Shortfall (if any), as applicable, minus (b) Closing Indebtedness, (c) plus the Excess Cash Surplus (if any) or minus the Excess Cash Shortfall (if any), as applicable, minus (d) the Target Performance Stock Consideration Adjustment (which calculation shall be made as of 11:59 pm Pacific Time on the day immediately preceding the Closing Date), plus (e) the Cash Consideration Reallocation Amount (if any).

The “Target Performance Stock Consideration Adjustment” is an amount equal $1,500,000 for every $100,000 by which Grid Dynamics’ reasonable estimate of earnings before income taxes, depreciation and amortization is below $23,800,000. The Target Performance Stock Consideration Adjustment shall equal zero if the Estimated Performance Target is above $23,800,000.

Option Treatment

Immediately prior to the effective time of the Initial Merger, each vested option to purchase the common stock of Grid Dynamics (a “Grid Dynamics Option”) held by a person other than a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be canceled and converted into the right to receive an amount in cash based on the Merger Consideration and the exercise price of such Grid Dynamics Option. In addition, by virtue of the Mergers, each unvested Grid Dynamics Option held by a continuing service provider and a portion of each vested Grid Dynamics Option held by a continuing service provider will be assumed by ChaSerg and converted into an option to purchase shares of ChaSerg Class A Common Stock with substantially the same terms and conditions (each, an “Assumed Option”), with equitable adjustments to the number of shares subject to the Assumed Option and exercise price of the Assumed Option. Any portion of a Grid Dynamics Options that is neither canceled and converted into the right to receive cash consideration or assumed will be canceled immediately prior to the effective time of the Initial Merger.

Closing and Effective Time of the Business Combination

The closing of the Business Combination is expected to take place at the offices of Wilson Sonsini Goodrich & Rosati, P.C., on a date and at a time to be agreed upon by ChaSerg and the Grid Dynamics, which date shall be no later than three (3) business days after the last of the conditions to Closing described below under the section entitled “— Conditions to Closing of the Business Combination” have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the day on which the Closing takes place), or at such other time or on such other date or at such other place as ChaSerg and Grid Dynamics may mutually agree upon in writing.

Conditions to Closing of the Business Combination

Conditions to Each Party’s Obligations

The obligations of all parties to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the approval of Grid Dynamics’ stockholders;

•        the approval of ChaSerg stockholders at a special meeting of ChaSerg stockholders;

•        the approval of the stockholders of ASL, including Teamsun Technology (HK) Limited (“Teamsun HK”), a company listed on the HKEX;

•        no governmental entity shall have enacted, issued, promulgated, enforced or entered any order, judgment, injunction, ruling, edict or other decree, whether temporary, preliminary or permanent, enacted, issued, promulgated, enforced or entered which is in effect and has the effect of making the Business Combination illegal, otherwise restraining or prohibiting consummation of any material transactions or causing any of the material transactions contemplated by the Merger Agreement to be rescinded following completion of the Business Combination;

•        the approval of the stockholders of Beijing Teamsun Technology Co. Ltd. (“Teamsun”), including the largest stockholder of Teamsun (the “Teamsun Affiliate”);

•        the receipt of requisite government and securities exchange approvals, including approval related to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and approval from the HKEX;

•        no actions shall have been commenced against ChaSerg, Merger Sub 1, Merger Sub 2 or Grid Dynamics that would restrain or prohibit the consummation of the Business Combination;

•        immediately prior to the Business Combination, ChaSerg having at least $5,000,001 in net tangible assets in the Trust Account, (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act); and

•        after giving effect to the Redemption and the receipt of any additional equity sold by ChaSerg, the Available Parent Cash shall be no less than the total cash and cash equivalents of Parent, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemptions and (B) any taxes due on any accrued interest on the Trust Account, is less than 70% of the Trust Account Balance at Signing.

Conditions to the Obligations of ChaSerg, Merger Sub 1 and Merger Sub 2

The obligations of ChaSerg, Merger Sub 1 and Merger Sub 2 to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the accuracy of the representations and warranties of Grid Dynamics;

•        the performance by Grid Dynamics of its covenants and conditions required by the Merger Agreement;

•        the absence of any Material Adverse Effect with respect to Grid Dynamics since December 31, 2018;

•        the delivery of certain closing deliverables specified in the Merger Agreement;

•        a requirement that holders of no more than 10% of the shares of Grid Dynamics, as of immediately prior to the Closing, shall have exercised (or be entitled to exercise) statutory appraisal rights under Section 1300 of the California General Corporation Law with respect to the shares of Grid Dynamics;

•        the execution by certain key executives and key employees of employment agreements of relating to post-Closing employment;

•        approval by Grid Dynamics’ Stockholders required pursuant to Section 280G(b)(5)(B) of the Code and the treasury regulations thereunder;

•        confirmation that, upon closing, Grid Dynamics has no less than $20,000,000 in certain cash on hand and cash equivalents;

•        the adoption and approval by Grid Dynamics and all requisite stockholders of Grid Dynamics of the amendment to the Grid Dynamics’ certificate of incorporation.

Conditions to the Obligations of Grid Dynamics

The obligations of Grid Dynamics to consummate the Business Combination are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the following conditions:

•        the accuracy of the representations and warranties of ChaSerg, Merger Sub 1 and Merger Sub 2;

•        the performance by each of ChaSerg, Merger Sub 1 and Merger Sub 2 of its covenants and conditions required by the Merger Agreement;

•        the delivery of certain closing deliverables specified in the Merger Agreement;

•        the approval of a new equity incentive plan of ChaSerg; and

•        the appointment of the board of directors of ChaSerg to serve immediately following the Closing.

Representations and Warranties

Under the Merger Agreement, Grid Dynamics and its subsidiaries made customary representations and warranties relating to: organization and qualification; authorization; approval of the board of directors; no conflicts; consents; capitalization; charter documents; subsidiaries; financial statements; undisclosed liabilities; absence of certain changes; material contracts; title to assets; real property; condition and sufficiency of assets; intellectual property; accounts receivable; customers and suppliers; insurance; legal proceedings; governmental orders; compliance with laws; permits; environmental matters; employee benefits; labor and employment; taxes; books and records; anti-corruption compliance; sanctions and international trade compliance; related party transactions; brokers; the Investment Company Act; accredited investor and bad actor questionnaires; CFIUS; expenses; information supplied; and independent investigation.

Under the Merger Agreement, ChaSerg, Merger Sub 1 and Merger Sub 2 made customary representations and warranties relating to: organization; no conflicts; consents; prior operations of Merger Sub 1 and Merger Sub 2; the Trust Account; brokers; legal proceedings; independent investigation; capitalization of ChaSerg; SEC filings; ChaSerg financial statements; information supplied; indebtedness; solvency; intermediate corporation and surviving company; tax treatment; and expenses.

Covenants

Covenants of Grid Dynamics

Grid Dynamics made certain covenants under the Merger Agreement, including, among other things, the following:

•        Grid Dynamics agreed that, during the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the closing of the Business Combination it would (i) conduct its business in the ordinary course of business in a manner consistent with past practice; and (ii) use reasonable best efforts to (A) maintain and preserve intact its current organization, business and franchise preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others with which it has material business relationships, (B) preserve and maintain all of its legal permits and licenses that are material to the Company’s business, (C) pay its debts and other obligations in a timely manner consistent with past practice and (D) preserve its cash and expenses in the ordinary course of business.

•        Subject to certain exceptions, Grid Dynamics also agreed that it would not and would cause its subsidiaries not to, (i) make a change to its organizational documents; (ii) license, assign or transfer any of its intellectual property, other than non-exclusive licenses in the ordinary course of business consistent with past practice; (iii) authorize, issue, grant, sell, redeem, repurchase, deliver, dispose of, pledge or otherwise encumber any of its equity securities (except for exercise of options, as effected in connection with the Business Combination, or certain new hire or promotion equity awards); (iv) effect any recapitalization or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its or its subsidiaries’ shares of capital stock, or make, set aside, declare or pay any dividend or other distribution (other options for newly hired or promoted employees consistent with past practice); (v) enter into any agreement, understanding or arrangement with respect to the voting of its equity securities; (vi) enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any of its affiliates; (vii) with certain exceptions, make substantive business acquisitions or dispositions, or make material direct investments in the equity or other finance instruments of third-party companies, establish any of its subsidiaries or enter into any new line of business or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization; (viii) incur, create, assume, prepay or otherwise become liable for any of its indebtedness (directly, contingently or otherwise), open a new credit facility, or guarantee or endorse any indebtedness, liability or obligation of any third party; (ix) with certain exceptions, increase the salaries or other compensation for certain executives and employees; (x) hire any new employees above the vice-president level other than in the ordinary course of business, consistent with past practice or establish, adopt or amend any benefit plan other than in the ordinary course of business; (xi) with certain exceptions, enter into certain new contracts or agreements outside the ordinary course of business; (xii) terminate or amend any material contract other than in the ordinary course of business; (xiii) waive, release, settle or comprise certain claims, actions or proceedings; (xiv) disclose any material trade secrets to third parties other than in the ordinary course of business and pursuant to non-disclosure agreements; (xv) except as required by law or required to comply with GAAP and after consulting with its outside auditors, revalue any of its material assets or make any change in accounting methods, principles or practices; (xvi) make certain changes regarding its taxes; and (xvii) take any action that would cause any of the foregoing.

Covenants of ChaSerg

ChaSerg made certain covenants under the Merger Agreement, including, among other things, the following:

•        Subject to certain exceptions, ChaSerg agreed that, during the period from the date of the Merger Agreement until the earlier of the termination of the Merger Agreement or the closing of the Business Combination it would and would cause each of Merger Sub 1 and Merger Sub 2 to operate its business in the ordinary course and consistent with past practice.

•        Subject to certain exceptions, ChaSerg also agreed that it would not and would cause each of Merger Sub 1 and Merger Sub 2 not to, (i) make a change to its or their organizational documents; (ii) (A) make or declare any dividend or distribution in respect of any of its or their capital stock or equity securities, (B) split, combine, reclassify or otherwise amend any terms of any shares or series of its or their capital stock or equity securities, or (C) purchase, repurchase or redeem or otherwise acquire any of its or their issued and outstanding shares of capital stock, membership interests, warrants or other equity interests; (iii) incur or assume any indebtedness or guarantee any indebtedness of a third party, issue or sell any debt securities or warrants or other rights to acquire any of its or its subsidiaries’ debt securities or guaranty any debt securities of a third party, other than any indebtedness or guarantee incurred in the ordinary course of business or between it or them; (iv) with exceptions, including for the Redemption and the Business Combination, issue any of its securities or securities exercisable for or convertible into its securities or grant any additional options, warrants or stock appreciation rights with respect to its securities; (v) with certain exceptions, enter into certain new contracts or agreements outside the ordinary course of business; and (vi) enter into any agreement or otherwise become obligated to do any of the foregoing.

Termination

The Merger Agreement may be terminated and the Business Combination abandoned at any time prior to the Closing, as follows:

•        by the mutual written consent of Grid Dynamics and ChaSerg;

•        by ChaSerg by written notice to Grid Dynamics if:

•        neither ChaSerg, Merger Sub 1 nor Merger Sub 2 is then in material breach of any provision of the Merger Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Grid Dynamics pursuant to the Merger Agreement, by the time required for such performance, that would give rise to the failure of any of the conditions to ChaSerg’s obligation to close, as described “— Conditions to Closing of the Business Combination” above, and in the case such breach, inaccuracy or failure has not been cured by Grid Dynamics within thirty (30) days of Grid Dynamics’ receipt of written notice of such breach from ChaSerg; or

•        any of the conditions to ChaSerg’s obligation to close, as described “— Conditions to Closing of the Business Combination” above, shall not have been fulfilled by June 30, 2020, unless such failure shall be due to the failure of ChaSerg to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

•        by Grid Dynamics by written notice to ChaSerg if:

•        Grid Dynamics is not then in material breach of any provision of the Merger Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by ChaSerg, Merger Sub 1 or Merger Sub 2 pursuant to the Merger Agreement, by the time required for such performance, that would give rise to the failure of any of the conditions to Grid Dynamics’ obligation to close, as described “— Conditions to Closing of the Business Combination” above, and such material breach, inaccuracy or failure has not been cured by ChaSerg, Merger Sub 1 or Merger Sub 2 within thirty (30) days of ChaSerg’s, Merger Sub 1’s or Merger Sub 2’s receipt of written notice of such breach from Grid Dynamics; or

•        any of the conditions to Grid Dynamics’ obligation to close, as described “— Conditions to Closing of the Business Combination” above, shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by June 30, 2020, unless such failure shall be due to the failure of Grid Dynamics to perform or comply in any material respect with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

•        by ChaSerg or Grid Dynamics if there shall be any law that makes consummation of the transactions contemplated by the Merger Agreement illegal or otherwise prohibited or any governmental entity shall have issued a governmental order restraining or enjoining the transactions contemplated by the Merger Agreement, and such governmental order shall have become final and non-appealable;

•        by written notice by either ChaSerg or Grid Dynamics, if the Business Combination is not approved at the Special Meeting;

•        by ChaSerg if it is not provided with certain evidence showing that the approval of the stockholders of Grid Dynamics has been received within two (2) business days of the receipt of approval of the Business Combination by holders of ASL’s capital stock;

•        (i) by ChaSerg if the shareholder meeting of ASL (including any adjournment or postponement thereof) has concluded, the holders of ASL’s capital stock have duly voted, and approval of the Business Combination was not obtained, (ii) by Grid Dynamics, at any time following the date that is 30 days after the date of the shareholder meeting of ASL, if the shareholder meeting of ASL (including any adjournment or postponement thereof) has concluded, the holders of ASL’s capital stock have duly voted, and approval of the Business Combination was not obtained at or following such shareholder meeting, (iii) by ChaSerg or Grid Dynamics if the shareholder meeting of Teamsun (including any adjournment or postponement thereof) has concluded, the holders of Teamsun’s capital stock have duly voted, and approval of the Business Combination was not obtained, or (iv) by Parent if either the shareholder meeting of Teamsun or the shareholder meeting of ASL has not been held by the date that is 30 days prior to June 30, 2020;

•        by Grid Dynamics or ASL by written notice to ChaSerg upon reaching June 30, 2020 if, after giving effect to (i) the payment by ChaSerg to its stockholders who have validly elected to have their shares of ChaSerg Class A Common Stock redeemed for cash pursuant to as part of the Redemption and (ii) the receipt of any Additional Equity Amount, the Available Parent Cash is less than 70% of the Trust Account Balance at Signing; or

•        by ASL by written notice to ChaSerg and Grid Dynamics if, after giving effect to (i) the payment by ChaSerg to its stockholders who have validly elected to have their shares of ChaSerg Class A Common Stock redeemed for cash pursuant to as part of the Redemption and (ii) the receipt of any Additional Equity Amount, the consummation of the Business Combination would result in ASL holding more than 50% of the then-outstanding ChaSerg Class A Common Stock following the Business Combination.

Effect of Termination

In the event of proper termination, the Merger Agreement will be of no further force or effect and the Mergers will be abandoned, except that, among other things:

•        the obligations of ChaSerg and Grid Dynamics set forth in the Mutual Nondisclosure Agreement dated November 18, 2018 between ChaSerg and Grid Dynamics will survive; and

•        each party’s liability for fraud or willful breach of any provision of the Merger Agreement will survive.

Survival of Representations, Warranties and Covenants; Indemnification

The representations, warranties, covenants, agreements and indemnities contained in the Merger Agreement will survive for twelve (12) months following Closing, except for any covenant or agreement that is required by its express terms to be performed for any duration after such date.

The Merger Agreement contains indemnification obligations of the holders of Grid Dynamics stock and vested options in favor of ChaSerg and its subsidiaries with respect to (a) inaccuracies or breaches of the representations or warranties made by Grid Dynamics, (b) breaches or non-fulfilment of the covenants, agreements or obligations to be performed by Grid Dynamics, (c) legal proceedings commenced by any Grid Dynamics stockholder or optionholder relating to the Merger Consideration or the calculations thereof, (d) amounts paid to Grid Dynamics stockholders exercising appraisal rights, and (e) certain tax matters.

ChaSerg and its subsidiaries shall be entitled to indemnification up to an amount equal to $2,600,000 for any indemnification claims related to inaccuracies or breaches of the representations or warranties made by Grid Dynamics and related to the indemnified tax matters, except in the case of fraud. In addition, ChaSerg and its subsidiaries shall also be entitled to indemnification pursuant to coverage under a representation and warranty insurance policy put in place in connection with the Merger Agreement.

Material Adverse Effect

Under the Merger Agreement, certain representations and warranties of Grid Dynamics and its subsidiaries are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred.

Pursuant to the Merger Agreement, subject to certain exceptions specified in the Merger Agreement, a “Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, customer relationships, condition (financial or otherwise) or assets of the Grid Dynamics, or (b) the ability of the Grid Dynamics to consummate the transactions contemplated hereby on a timely basis, in each of (a) and (b) taken as a whole.

Costs and Expenses

All costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with the Merger Agreement and the Business Combination will be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

Amendments

Subject to certain exceptions, the Merger Agreement may be amended, modified or supplemented only by written agreement signed by ChaSerg, Merger Sub 1, Merger Sub 2 and Grid Dynamics.

The Registration Rights Agreement

We will enter into an amended and restated registration rights agreement with our Sponsor and certain holders party thereto (the “Existing Holders”) (as amended and restated, the “Registration Rights Agreement”). Under the Registration Rights Agreement, within 45 calendar days after consummation of the Business Combination, we will be required to register for resale Successor Common Stock issuable for (i) shares of ChaSerg Class A Common Stock held by any Existing Holders immediately following the Closing, (ii) any Placement Units and (iii) any other equity securities of ChaSerg issued or issuable with respect to any securities referenced in clause (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, “Registrable Securities”). Based on the foregoing, we will be required to register such Registrable Securities pursuant to the Registration Rights Agreement.

The holders of a majority-in-interest of the Registrable Securities held by the Existing Holders and any of their permitted transferees are entitled to demand that we register the resale of such securities; provided, however, that we will not be required to effect an underwritten offering for any resale of Registrable Securities on a Registration Statement on Form S-3 unless such underwritten offering is reasonably expected to result in gross proceeds in excess of $10 million.

The Existing Holders and their permitted transferees will also have certain “piggy back” registration rights with respect to registration statements and rights to require us to register for resale such securities. We will bear the expenses incurred in connection with the filing of any such registration statements.

Voting Agreements

Certain Grid Dynamics stockholders and holders of equity interests in the corporate parents of Grid Dynamics, including ASL, Teamsun HK, Teamsun Affiliate and BGV have entered into voting agreements with ChaSerg (each a “Voting Agreement” and collectively, the “Voting Agreements”). Under the Voting Agreements, each party agrees to vote all of their shares of Grid Dynamics or its parent entities (as applicable) in favor of the Merger Agreement and related transactions, refrain from transferring any such shares prior to the consummation of the Business Combination and, where applicable, use reasonable best efforts to obtain any required regulatory approvals. In addition, Teamsun has executed a proxy to vote the ASL shares that it holds in favor of the Business Combination in the requisite vote of ASL stockholders. As of           , 2019, Teamsun currently owns approximately           % of the outstanding shares of ASL.

Stockholders’ Agreement

Board Composition

On November 13, 2019, and effective as of the Closing, ChaSerg, ASL, BGV, Sponsor and certain other parties (together with any individuals or entities that are signatories thereto or hereafter become party to the agreement, the “Voting Parties”) entered into a Stockholders’ Agreement, pursuant to which, among other things, the Voting Parties will agree to take all necessary action to cause the Board to be comprised of eight directors effectively immediately following the Closing:

•        one of whom (“CEO designee”) will initially be Leonard Livschitz and will thereafter be the then-serving chief executive officer;

•        two of whom (the “ASL designees”) will initially be Yueou Wang and Weihang Wang and will thereafter be designated by ASL for as long as ASL beneficially owns a number of shares of Successor Common Stock representing at least 10% of the number of shares beneficially owned by ASL immediately following the Closing (provided that when such percentage falls below (x) 10%, ASL will have the right to designate only one director and (y) 5%, ASL will not have the right to designate any directors);

•        two of whom (the “Sponsor designees”) will initially be Lloyd Carney and Eric Benhamou and will thereafter be designated by Sponsor for as long as Sponsor beneficially owns a number of shares of Successor Common Stock representing at least 10% of the number of shares beneficially owned by Sponsor immediately following the Closing (provided further that when such percentage falls below (x) 10%, Sponsor will have the right to designate only one director and (y) 5%, Sponsor will not have the right to designate any directors) (provided further that each of the Sponsor designees must qualify as an “independent director” under stock exchange regulations applicable to Successor); and

•        three of whom (the “Unaffiliated designees”) will initially be Shuo Zhang, Marina Levinson
and          and will thereafter be designated (1) so long as ASL and Sponsor are each entitled to designate at least one director to the board of directors, by mutual agreement of ASL and Sponsor and (2) thereafter, by the remaining members of the board of directors (provided that each of the Unaffiliated designees must qualify as an “independent director” under stock exchange regulations applicable to Successor and also be qualified to serve on the audit committee of Successor).

Resignation; Removal; Vacancies

Upon any decrease in the number of directors that a Voting Party is entitled to designate for nomination to the board of directors, such Voting Party shall take all necessary action to cause the appropriate number of designees to offer to tender their resignation within five business days of such decrease, such resignation to be effective three months after such decrease and subject to acceptance by the board of directors. If as a result of changes in ownership by ASL or Sponsor of Successor Common Stock such that there are any seats on the board of directors for which none of ASL or Sponsor have the right to designate a director, the selection of such director shall be conducted in accordance with applicable law and with the organizational documents of Successor then in effect.

ASL and Sponsor will have the exclusive right to remove one or more of the ASL designees or Sponsor designees, respectively, from the board of directors and ASL and Sponsor will have the exclusive right to designate directors for election to the board of directors to fill vacancies created by reason of death, removal or resignation of ASL designees or Sponsor designees, respectively (in each case, so long as the applicable Voting Party retains its right to designate a director to such seat on the board of directors by virtue of its ownership levels of Successor Common Stock).

Committees of the Board of Directors

For so long as each of ASL and Sponsor has the ability to nominate at least one director for election to the board of directors, such Voting Party shall have the right to have an ASL designee and a Sponsor designee, respectively, appointed to serve on each committee of the board of directors.

Board of Directors Observer

Subject to applicable laws and stock exchange regulations and applicable listing requirements, Steven Fletcher shall have the right to be an observer (the “Sponsor Board Observer”) at any open meeting of the board of directors (provided that the board of directors may exclude the Sponsor Board Observer from access to any materials or meeting if the board of directors determines that access would reasonably be expected to result in a conflict of interest). The right of the Sponsor Board Observer will terminate on the earlier of (1) the date when Sponsor ceases to have the right to designate at least one director for nomination to the board of directors and (2) twelve months after the date of the Stockholders’ Agreement.

Chairperson of the Board of Directors

For so long as Sponsor is entitled to designate at least one director for election to the Board in accordance with the terms and conditions of the Stockholders’ Agreement, the Voting Parties and Successor will take all necessary action to cause the initial Chairperson of the Board to be Lloyd Carney, for so long as he is a Sponsor Designee.

Voting; Necessary Actions

In addition, pursuant to the Stockholders’ Agreement, each of Successor and the Voting Parties will agree not to take, directly or indirectly, any actions that would frustrate, obstruct or otherwise affect the provisions of the Stockholders’ Agreement and the intention of the parties thereto with respect to the composition of the Board as therein stated. Each Voting Party, to the extent not prohibited by the certificate of incorporation of Successor as then in effect, will vote all of its shares of Successor Common Stock held by such Voting Party in such manner as may be necessary to elect and/or maintain in office as members of the Board those individuals designated in accordance with the Stockholders’ Agreement and to otherwise effect the intent of the provisions of the Stockholders’ Agreement.

Lock-Up Agreements

At the Closing, each of ASL, Teamsun HK, the Teamsun Affiliate, BGV and holders of at least 15,000 shares of Grid Dynamics’ common shares will enter into a Lock-Up Agreement with ChaSerg in substantially the form attached to the Merger Agreement (each, a “Lock-Up Agreement” and collectively, the “Lock-Up Agreements”). In each such Lock-Up Agreement, each such holder will agree not to sell or otherwise transfer its shares in ChaSerg during the period commencing from the Closing and ending on the earlier of (A) one year after the completion of the Business Combination or (B) subsequent to the Business Combination, (x) if the last sale price of ChaSerg Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which ChaSerg completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Side Letter

On November 13, 2019, the Sponsor entered into a side letter (“Side Letter”) with ChaSerg pursuant to which, among other things, the Sponsor agreed to refrain from selling, transferring or otherwise disposing of up to 1,200,000 shares of its common stock in ChaSerg (such portion, the “Earnout Shares”) until certain release events have been realized. Under the terms of the Side Letter, the Sponsor will be able to sell or transfer one-third of such Earnout Shares upon the price of ChaSerg’s Class A Common Stock reaching a price of $12.00 per share, an additional one-third of such Earnout Shares upon the stock price reaching a price of $13.50 per share and the final one-third of such Earnout Shares upon the stock price reaching a price of $15.00 per share, in each case where such price targets were achieved for a minimum of 20 days out of a 30-day trading period during the applicable earn out period.

Side Letter with Grid Dynamics and ASL

On November 13, 2019, ChaSerg entered into a side letter with Grid Dynamics and ASL pursuant to which ChaSerg and Grid Dynamics agreed to a future schedule of awards to be made under the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan, subject to approval of the Successor’s board of directors or its compensation committee. For additional information, please see the section entitled “Proposal No. 5: The Incentive Plan Proposal.”

Background of the Business Combination

ChaSerg is a blank check company formed as a Delaware corporation on May 21, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The proposed Business Combination with Grid Dynamics is the result of an extensive search for a potential transaction utilizing the global network and investing and transaction experience of our management team and board of directors. The terms of the Merger Agreement are the result of negotiations between ChaSerg, Grid Dynamics and ASL and their respective representatives. The following is a brief description of the background of those negotiations.

On October 10, 2018, ChaSerg completed its initial public offering. Prior to the consummation of the initial public offering, neither ChaSerg, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a transaction with ChaSerg.

From the date of ChaSerg’s IPO through the signing of the Merger Agreement with Grid Dynamics on November 13, 2019, representatives of ChaSerg contacted and were contacted by a number of individuals and entities with respect to business combination opportunities and engaged with several possible target businesses in discussions with respect to business combination opportunities and engaged with several possible target businesses in discussions with respect to potential transactions. During that period, representatives of ChaSerg held discussions with over 100 venture capital and private equity firms, evaluated over 70 target companies, signed 13 non-disclosure agreements with target companies and performed extensive diligence on two companies in addition to Grid Dynamics. The following criteria were used as guidelines for evaluating acquisition opportunities:

•        Industry. We focused on the technology industry, where we have deep and sustained knowledge.

•        Size. We focused on companies with valuations between $500 million and $1 billion.

•        Market opportunity. We focused on investments in technology industry segments that have strong long-term growth prospects and significant overall size and potential.

•        Growth over near-term profitability. We focused on investments in companies that possess sustainable competitive advantages and strong unit economics, while still promising substantial room for growth.

•        Opportunity for operational improvement. We sought companies that are stable but would also benefit from the infusion of our management skills.

•        Strong management. We sought companies with strong management teams already in place.

•        May benefit from being public. We sought targets that can inherently benefit from a public listing. These attributes included the ability to use publicly traded shares as acquisition currency, the benefit of greater visibility and branding among customers, enhanced access to debt and equity capital markets, and more liquid incentives for employee stock compensation.

•        Maturity. We focused on companies that have adequate processes and could readily operate in the public markets with strong governance, controls and reporting in place.

•        Appropriate valuations. We focused on acquiring a target on terms that we believed provided significant upside potential with limited risk.

The decision not to pursue the alternative acquisition targets was generally the result of one or more of (i) ChaSerg’s determination that each business did not represent as attractive a target as Grid Dynamics due to a combination of business prospects, strategy, management teams, structure and valuation, (ii) a difference in valuation expectations between ChaSerg, on the one hand, and a seller, on the other hand, or (iii) a potential target’s unwillingness to engage with ChaSerg given the timing and uncertainty of closing due to the requirement for ChaSerg stockholder approval.

On November 19, 2018, Eric Benhamou, chief financial officer, president and member of the board of directors of ChaSerg, who is also a member of the board of directors Grid Dynamics, facilitated an introductory meeting between Alex Vieux and Steve Fletcher, advisors of ChaSerg, and Leonard Livschitz, chief executive officer and member of the board of directors of Grid Dynamics, to discuss a potential business transaction with ChaSerg.

On November 21, 2018, ChaSerg executed a non-disclosure agreement with Grid Dynamics, and both parties began conducting diligence of each other’s businesses.

In early December 2018, Grid Dynamics representatives shared with ChaSerg preliminary financial data and a company overview presentation, which included forecasts for FY2018.

On December 21, 2018, Lloyd Carney, chief executive officer and member of the board of directors of ChaSerg, met with Mr. Livschitz to discuss a potential business combination transaction with ChaSerg.

On January 30, 2019, Messrs. Carney, Benhamou, Vieux and Fletcher had a dinner meeting in Danville, California with Yueou Wang, Shuo Zhang, Mr. Livschitz and Victoria Livschitz, all members of the board of directors of Grid Dynamics, to discuss a potential business combination transaction with ChaSerg.

On February 13, 2019, representatives of ChaSerg, met at the corporate headquarters of Grid Dynamics in San Ramon, California with members of management Grid Dynamics to discuss financial data, go-to-market strategy, recruiting, account management and delivery as part of ChaSerg’s due diligence. Throughout February, March and April 2019, representatives of ChaSerg conducted due diligence with respect to Grid Dynamics and participated in discussions and meetings with members of Grid Dynamics management, including with respect to regarding financial projections, customers and account management matters, financial controls and the annual budgeting process and cybersecurity for Grid Dynamics. In addition, in April 2019, as part of their due diligence process, representatives of ChaSerg also spoke with current and former customers of Grid Dynamics.

On March 6-7, 2019, representatives of ChaSerg and Grid Dynamics met with representatives of Teamsun HK, major shareholders of ASL, and ASL, major shareholders of Grid Dynamics, in Beijing, China to provide a special purpose acquisition company overview and to discuss the potential transaction structure and timeline for a business combination between ChaSerg and Grid Dynamics.

On April 16, 2019, ChaSerg delivered an initial letter of intent (“LOI”) to Grid Dynamics with respect to a business combination transaction with ChaSerg. This initial LOI included terms that ChaSerg would acquire Grid Dynamics on a cash-free, debt-free basis, for a total enterprise value of $330.4 million, as a mix of cash consideration of $130 million and share consideration of 19,700,000 based on a trust value per share of $10.16.

On April 21, 2019, representatives of ChaSerg spoke telephonically with representatives of Grid Dynamics to discuss terms of a potential business combination transaction, including consideration and matters concerning Grid Dynamics’ parent company, ASL, and ASL’s parent company, Teamsun HK.

On April 23, 2019, ChaSerg delivered a revised letter of intent to Grid Dynamics, the revised LOI included modified terms including the amount of consideration and proposed mix between cash and stock consideration as well as other changes to the proposed deal terms.

On May 7-8, 2019, representatives of ChaSerg met in Beijing, China with representatives of Teamsun HK, ASL and Grid Dynamics to discuss principal terms of the proposed transaction and a more detailed transaction timeline. ChaSerg participants included Messrs. Carney, Fletcher and Fang. Teamsun HK participants included Messrs. Wang and Chen. ASL participants included Messrs. Wang and Ngai. Grid Dynamics participants included Messrs. Livschitz and Klimoff.

On May 12, 2019, ChaSerg delivered a further revised letter of intent to Grid Dynamics, the revised LOI included modified terms including the amount of consideration and proposed mix between cash and stock consideration as well as other changes to the proposed deal terms.

On May 15, 2019, representatives of ChaSerg met at the corporate headquarters of Grid Dynamics with representatives of ASL and discussed the revised letter of intent.

On May 16, 2019, ChaSerg delivered a further revised letter of intent to Grid Dynamics and representatives of ChaSerg held additional discussions with representatives of ASL and Grid Dynamics. The revised LOI included modified terms including the amount of consideration and proposed mix between cash and stock consideration as well as other changes to the proposed deal terms.

Between May 17, 2019 and May 20, 2019, ChaSerg had additional discussions with representatives of ASL and Grid Dynamics regarding the letter of intent. Grid Dynamics countered on certain key terms of the deal, including the maximum redemption percentage, post-closing escrow share adjustments and the term of the exclusivity period. This led to an updated offer from ChaSerg.

On May 20, 2019, ChaSerg delivered a further revised letter of intent to Grid Dynamics and representatives of ChaSerg held additional discussions with representatives of ASL and Grid Dynamics.

On May 21, 2019, Messrs. Zerella, Callander, Carney and Benhamou met to discuss the letter of intent with Grid Dynamics. Messrs. Fletcher and Vieux and representatives from Latham & Watkins LLP (“Latham”) and Ellenoff Grossman & Schole LLP (“EGS”), legal counsel to ChaSerg, also attended the meeting. The board first discussed their fiduciary duties in the context of considering a potential business combination with outside counsel and then Mr. Benhamou reminded the board that he was an investor in and a member of the board of directors of Grid Dynamics and accordingly would abstain from any vote approving any transaction with Grid Dynamics. The board members discussed how they had engaged in discussions with multiple potential targets and how they had ultimately determined that the potential transaction with Grid Dynamics presented the best opportunity to implement a successful business combination transaction. The board members then considered the further revised letter of intent in detail, including the proposed purchase price, the mix of consideration, the shareholder approvals that would be required from the parent entities of Grid Dynamics and the related process that would need to be undertaken in Hong Kong and China, and other conditions to negotiating, finalizing and consummating a transaction. Following the discussion the board of directors of ChaSerg approved the letter of intent with Grid Dynamics by a vote of 3-0, with Mr. Benhamou abstaining and Mr. Federman absent.

On May 27, 2019, ChaSerg, ASL and Grid Dynamics signed the letter of intent, which included an exclusivity provision with a 60-day bilateral exclusivity period.

Between June 10-17, 2019, a representative of ChaSerg conducted onsite due diligence of Grid Dynamics’ engineering centers in Ukraine, Poland and Russia.

On June 20, 2019, Latham delivered an initial draft of the Merger Agreement to Wilson Sonsini Goodrich & Rosati, P.C. (“WSGR”), legal counsel to Grid Dynamics.

On June 28, 2019, Reed Smith Richards Butler LLP (“Reed Smith”), legal counsel to ASL, made the first submission of an application pursuant to Practice Note 15 of the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange (the “PN15 Application”) regarding the proposed spin-off and separate listing of Grid Dynamics by way of merger with a subsidiary of ChaSerg.

On July 17, 2019, Reed Smith, on behalf of ASL, made the second submission of the PN15 Application to the Hong Kong Stock Exchange regarding the proposed business combination transaction.

On July 18, 2019, WSGR sent to Latham a revised draft of the Merger Agreement. Between July and November 2019, representatives of ChaSerg, ASL, Grid Dynamics and Teamsun HK, with the assistance of Latham, WSGR and Reed Smith, negotiated the terms of the Merger Agreement, and Latham and WSGR exchanged drafts of the Merger Agreement and related documentation.

On July 29, 2019, Latham delivered a further revised draft of the Merger Agreement to WSGR.

At various times in August and October 2019, the management teams of Grid Dynamics and ChaSerg met with potential investors in New York City and San Francisco to discuss, on a confidential basis, their interest in making an equity investment in connection with the potential transaction.

On August 16, 2019, Reed Smith, on behalf of ASL, made the third submission of the PN15 Application to the Hong Kong Stock Exchange regarding the proposed business combination transaction with ChaSerg.

On August 26, 2019, representatives of ChaSerg, ASL and Teamsun HK met in Hong Kong with representatives of the Hong Kong Stock Exchange to discuss ASL’s PN15 Application.

On September 5, 2019, Reed Smith, on behalf of ASL, made the fourth submission of the PN15 Application to the Hong Kong Stock Exchange regarding the proposed business combination transaction with ChaSerg.

On September 29, 2019, WSGR sent to Latham a revised draft of the Merger Agreement.

On September 30, 2019, Reed Smith, on behalf of ASL, made the fifth submission of the PN15 Application to the Hong Kong Stock Exchange regarding the proposed business combination transaction with ChaSerg.

On October 1, 2019, ChaSerg engaged William Blair to serve as capital markets advisor in connection with the proposed transaction because of its knowledge of the IT services industry, small cap expertise, strong research coverage and strong equity sales capability.

On October 11, 2019, Reed Smith, on behalf of ASL, made the final submission of the PN15 Application to the Hong Kong Stock Exchange regarding the proposed business combination transaction with ChaSerg.

On October 14, 2019, ChaSerg engaged BTIG, LLC to provide a fairness opinion to the board of directors of ChaSerg. ChaSerg believed that it was prudent to obtain a fairness opinion because one of the ChaSerg directors, Mr. Benhamou, was an investor in and a member of the board of directors of Grid Dynamics and, under such circumstances, ChaSerg’s certificate of incorporation required the delivery of such an opinion. ChaSerg selected BTIG to provide the fairness opinion because of, among other reasons, the fact that BTIG is a reputable investment banking firm with substantial experience advising companies in the technology sector and in providing strategic advisory services in general. ChaSerg agreed to pay BTIG a fee of $250,000 for its services in rendering the fairness opinion. No part of BTIG’s fee is conditioned upon the conclusion expressed in its opinion.

Also on October 17, 2019, Latham delivered a further revised draft of the Merger Agreement to WSGR and Reed Smith, counsel to ASL. Between October 17, 2019 and November 12, 2019, ChaSerg, Grid Dynamics and ASL negotiated the terms of the Merger Agreement, and, with the assistance of Latham, WSGR and Reed Smith, exchanged drafts of the Merger Agreement.

On October 18, 2019, ASL received written approval from the Hong Kong Stock Exchange of the PN15 Application regarding the proposed business combination transaction with ChaSerg.

On November 8, 2019, the board of directors of ChaSerg met in person and via teleconference. The entire board was present at the meeting, other than Mr. Benhamou, who abstained from participating in the meeting. Also participating by invitation were representatives of ChaSerg, Latham and BTIG. The board discussed in detail the sourcing process used to identify potential targets(and ultimately pursue the transaction with Grid Dynamics), the background of the negotiations with Grid Dynamics, a summary of the due diligence undertaken, a summary of “testing the waters” meetings with wall-crossed investors and an analysis of the valuation of Grid Dynamics. In addition, the board discussed, along with their outside counsel, the key terms of the definitive and ancillary agreements as well as their fiduciary duties in pursuing such a transaction. BTIG then reviewed the terms of the proposed transaction and delivered to the board of directors their fairness opinion concerning the proposed Business Combination. BTIG discussed the key metrics used in their analysis, including revenue and EBITDA growth, revenue per employee, average spend of top 10 clients and the increasing number of clients with spend over $1 million per annum.

On November 12, 2019, the board of directors of ChaSerg met via teleconference. Mr. Benhamou attended the meeting but did not vote. Also participating by invitation were representatives of ChaSerg and Latham. During the meeting, the board considered for approval the final version of the definitive agreement and forms of ancillary documents, including the proposed second amended and restated certificate of incorporation, the 2020 Equity Incentive Plan and the various other documents and approvals required to effect the transaction. After considerable review and discussion of the transaction, the Merger Agreement and related documents were approved, subject to final negotiations and modifications, and the board determined to recommend the approval of the proposed Business Combination. Based on its review of, among other things, multiples of revenue, EBITDA, net income and other metrics from comparable public companies (including EPAM, Globant and Endava) and the information conveyed in BTIG’s analysis, the board also concluded that fair market value of Grid Dynamics was equal to at least 80% of the funds held in ChaSerg’s Trust Account.

On November 13, 2019, the parties signed the Merger Agreement. Also, on November 13, 2019, ChaSerg and Grid Dynamics jointly issued a press release announcing the signing of the Merger Agreement and ChaSerg filed a current report on Form 8-K announcing the execution of the Merger Agreement and discussing the key terms of the Merger Agreement in detail. Certain direct and indirect stockholders of Grid Dynamics, including ASL and Teamsun, separately issued press releases regarding the proposed Business Combination.

Opinion of ChaSerg’s Financial Advisor

In making its determination with respect to the Business Combination, ChaSerg’s board of directors also considered the financial analyses prepared by BTIG, and the opinion of BTIG as of November 8, 2019, as to (i) the fairness, from a financial point of view, to ChaSerg of the Merger Consideration to be paid pursuant to the draft Merger Agreement and (ii) whether the business acquired had a fair market value equal to at least 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account).

ChaSerg’s board of directors retained BTIG to provide a fairness opinion in connection with its consideration of the Business Combination. On November 8, 2019, at a meeting of ChaSerg’s board of directors held to evaluate the proposed transaction, BTIG delivered an oral opinion, subsequently confirmed by delivery of a written opinion to ChaSerg’s board of directors, to the effect that, as of that date and based upon and subject to the factors and assumptions set forth therein, (i) the Merger Consideration to be paid by ChaSerg in the Business Combination pursuant to the draft Merger Agreement is fair, from a financial point of view, to ChaSerg, and (ii) the fair market value of Grid Dynamics equals or exceeds 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account).

The full text of the written opinion of BTIG, dated November 8, 2019, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Annex D. The following summary of BTIG’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion. BTIG provided its opinion for the information and assistance of ChaSerg’s board of directors in connection with its consideration of the Business Combination. BTIG’s opinion was not intended to and does not constitute a recommendation as to how any holder of ChaSerg Class A Common Stock should vote or take any action with respect to the Business Combination or any other matter.

In arriving at its opinion, BTIG has, among other things:

•        discussed the Business Combination and related matters with ChaSerg’s management and reviewed the draft Merger Agreement dated October 18, 2019;

•        reviewed the audited financial statements of Grid Dynamics for (a) the years ended December 31, 2013, 2014 and 2015, (b) the nine months ended September 30, 2016, (c) the period from April 7, 2017 through December 31, 2017, and (d) the year ended December 31, 2018;

•        reviewed and discussed with ChaSerg’s management certain other publicly available information concerning ChaSerg and Grid Dynamics;

•        reviewed certain non-publicly available information concerning Grid Dynamics, including internal financial analyses and forecasts prepared by management of Grid Dynamics which BTIG was directed by ChaSerg to use for purposes of BTIG’s analysis, and held discussions with Grid Dynamics’ management regarding recent developments;

•        reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that BTIG deemed relevant to its analysis;

•        reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that BTIG considered relevant to its analysis;

•        evaluated the enterprise value of Grid Dynamics implied by the various financial analyses BTIG conducted;

•        conducted such other financial studies, analyses and investigations and considered such other information as BTIG deemed necessary or appropriate for purposes of its opinion; and

•        took into account BTIG’s assessment of general economic, market and financial conditions and BTIG’s experience in other transactions, as well as BTIG’s experience in securities valuations and BTIG’s knowledge of Grid Dynamics’ industry generally.

In rendering its opinion, BTIG has relied upon and assumed, with ChaSerg’s acknowledgement and consent, without independent investigation or verification, the accuracy and completeness of all of the financial and other information that was provided to BTIG by or on behalf of ChaSerg or Grid Dynamics, or that was otherwise reviewed by BTIG, and BTIG has not assumed any responsibility for independently verifying any of such financial or other information. With respect to the financial forecasts regarding Grid Dynamics (i) prepared by management of Grid Dynamics, or (ii) prepared by ChaSerg’s management and supplied to BTIG by Grid Dynamics and ChaSerg, as applicable, BTIG has assumed, at ChaSerg’s direction, that such financial forecasts were reasonably prepared in order to reflect the best currently available estimates and judgments of management of ChaSerg and Grid Dynamics, as applicable, as to the future operating and financial performance of Grid Dynamics and that such financial forecasts provided a reasonable basis upon which BTIG could form its opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information was based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. BTIG has relied on this projected information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

BTIG also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of ChaSerg or Grid Dynamics since the date of the last financial statements provided to BTIG by ChaSerg. BTIG did not make or obtain any independent evaluation, appraisal or physical inspection of either ChaSerg’s or Grid Dynamics’ assets or liabilities, nor was BTIG furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, BTIG assumes no responsibility for their accuracy.

BTIG assumed, with ChaSerg’s consent, (i) that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval related to the Business Combination, (ii) that all conditions to the Business Combination will be satisfied and not waived, (iii) that the definitive Merger Agreement will not differ materially from the draft BTIG reviewed, (iv) that the Business Combination will be consummated substantially on the terms and conditions described in the draft Merger Agreement, without any waiver of material terms or conditions by ChaSerg or any other party and without any adjustment to the Merger Consideration, (v) that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Business Combination will not have an adverse effect on ChaSerg, Grid Dynamics or the Business Combination, (vi) that the Business Combination will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations and all other laws applicable to ChaSerg and Grid Dynamics, and (vii) that ChaSerg has relied upon the advice of its counsel, independent accountants and other advisors (other than BTIG) as to all legal, capital markets, financial reporting, tax, accounting and regulatory matters with respect to ChaSerg, Grid Dynamics, the Business Combination and the draft Merger Agreement.

BTIG’s opinion is limited to whether, as of the date thereof, (i) the Merger Consideration to be paid by ChaSerg in the Business Combination pursuant to the draft Merger Agreement is fair to ChaSerg from a financial point of view, and (ii) the fair market value of Grid Dynamics equals or exceeds 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account), and does not address any other terms, aspects or implications of the Business Combination, including, without limitation, the form or structure of the Business Combination, any consequences of the Business Combination to ChaSerg, its stockholders, creditors or any other of its constituencies, or any terms, aspects or implications of any voting, support, stockholder, or other agreements, arrangements or understandings contemplated or entered into in connection with the Business Combination or otherwise. The opinion also does not consider, address or include:

•        any other strategic alternatives currently (or which have been or may be) contemplated by ChaSerg;

•        the legal, tax or accounting consequences of the Business Combination on ChaSerg, its stockholders or any other party;

•        the fairness of the amount or nature of any compensation to any officers, directors or employees of Grid Dynamics or ChaSerg, or any class of any such person, relative to the compensation paid to any other party;

•        whether ChaSerg has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Merger Consideration at the closing of the Business Combination; or

•        the effect of any financing to pay the Merger Consideration or other amounts provided in the draft Merger Agreement.

Furthermore, BTIG expressed no opinion as to the prices, trading range or volume at which ChaSerg’s securities will trade following public announcement or consummation of the Business Combination or other transactions contemplated by the draft Merger Agreement.

BTIG’s opinion is necessarily based on economic, market, financial and other conditions as they existed on November 8, 2019, and on the information made available to BTIG by or on behalf of Grid Dynamics or ChaSerg or either of their respective advisors, or information otherwise reviewed by BTIG, as of the date of the opinion. BTIG disclaims any undertakings or obligations to advise any person of any change in any fact or matter affecting the opinion which may come or be brought to BTIG’s attention after the date of the opinion, or to update, revise or reaffirm its opinion.

BTIG’s opinion was for the information of, and directed to, the board of ChaSerg for its information and assistance in connection with its consideration of the financial terms of the Business Combination. BTIG’s opinion does not constitute a recommendation to the board of ChaSerg as to how the board should vote on the Business Combination or to any stockholder of ChaSerg or member of Grid Dynamics as to how any such stockholder or member should vote at any stockholders’ or members’ meeting at which the Business Combination may be considered, or whether or not any stockholder of ChaSerg or member of Grid Dynamics should enter into a voting, members’, stockholders’ or affiliates’ agreement with respect to the Business Combination, or exercise any redemption or repurchase or exchange rights that may be available to such stockholder or member. In addition, BTIG’s opinion does not compare the relative merits of the Business Combination with any other alternative transactions or business strategies which may have been available to ChaSerg and does not address the underlying business decision of the board of ChaSerg or ChaSerg to proceed with or effect the Business Combination.

BTIG is not a legal, tax, regulatory or bankruptcy advisor. BTIG has not considered in its opinion any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or GAAP that may be adopted by the SEC or the Financial Accounting Standards Board. BTIG’s opinion is not a solvency opinion and does not in any way address the solvency or financial condition of ChaSerg or Grid Dynamics.

The summary set forth below does not purport to be a complete description of the analyses performed by BTIG, but describes, in summary form, the material elements of the presentation that BTIG made to ChaSerg’s board of directors on November 8, 2019, in connection with BTIG’s opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses BTIG employed in reaching its conclusions. In accordance with customary investment banking practice, BTIG employed generally accepted valuation methods and financial analyses in reaching its opinion.

None of the analyses performed by BTIG were assigned a greater significance by BTIG than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by BTIG. The summary text describing each financial analysis does not constitute a complete description of BTIG’s financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by BTIG. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by BTIG with respect to any of the analyses performed by it in connection with its opinion. Rather, BTIG made its determination as to the fairness to ChaSerg of the Merger Consideration to be paid by ChaSerg in the Business Combination, from a financial point of view, on the basis of its experience and professional judgment after considering the results of all of the analyses performed. Except as otherwise noted, the information utilized by BTIG in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before November 7, 2019 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions and other factors that influence the price of securities.

In conducting its analysis, BTIG used two primary methodologies: selected public companies analysis and selected precedent transactions analysis. No individual methodology was given a specific weight, nor can any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison is identical to Grid Dynamics or the Business Combination, and they all differ in material ways. Accordingly, an analysis of the results described below is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. BTIG used these analyses to determine the impact of various operating metrics on the implied enterprise value of Grid Dynamics. Each of these analyses yielded a range of implied enterprise values, and therefore, such implied enterprise value ranges developed from these analyses were viewed by BTIG collectively and not individually. In delivering its opinion to ChaSerg’s board of directors, BTIG utilized the financial projections and estimates regarding Grid Dynamics prepared by Grid Dynamics and supplied to BTIG by ChaSerg.

Selected Public Companies Analysis. BTIG reviewed, analyzed and compared certain financial information relating to Grid Dynamics to corresponding publicly available financial information and market multiples for the following six publicly traded companies divided into two sections, Primary and Secondary. The Primary section is comprised of Application Development and Delivery companies and the Secondary section is comprised of IT Services companies. BTIG reviewed, among other things, the range of enterprise values of the selected publicly traded companies as a multiple of last twelve months (“LTM”), and the twelve months ended December 31, 2019 and December 31, 2020 EBITDA.

Primary:

•        EPAM Systems, Inc.

•        Globant S.A.

•        Endava plc

Secondary:

•        Cognizant Technology Solutions

•        Wipro Limited

•        Virtusa Corporation

The following table sets forth the enterprise values and EBITDA multiples for the selected publicly traded companies identified above.

	Price per share as of	Enterprise Value	EBITDA(1)
	11/07/19	(in millions)	LTM(2)	2019P(3)	2020P(3)
Primary
EPAM Systems, Inc.	$190.29	$10,334	32.2x	24.2x	19.6x
Globant S.A.	98.79	3,680	37.9x	27.7x	22.6x
Endava plc	39.50	2,084	44.4x	31.8x	23.8x
Secondary
Cognizant Technology Solutions	$63.03	$34,862	11.2x	10.5x	10.0x
Wipro Limited	3.97	16,566	9.4x	9.1x	9.3x
Virtusa Corporation	39.78	1,593	16.0x	13.7x	10.1x
Primary
	25th Percentile		35.0x	26.0x	21.1x
	Mean		38.1x	27.9x	22.0x
	Median		37.9x	27.7x	22.6x
	75th Percentile		41.1x	29.8x	23.2x
Secondary
	25th Percentile		10.3x	9.8x	9.6x
	Mean		12.2x	11.1x	9.8x
	Median		11.2x	10.5x	10.0x
	75th Percentile		13.6x	12.1x	10.0x
Aggregate
	25th Percentile		12.4x	11.3x	10.0x
	Mean		25.2x	19.5x	15.9x
	Median		24.1x	19.0x	14.9x
	75th Percentile		36.4x	26.9x	21.8x

____________

(1)             EBITDA is defined as earnings before interest, taxes, depreciation, amortization and one-time non-recurring items.

(2)             LTM period is based on the latest publicly reported financial results for each company.

(3)             Projected calendar year 2019 and 2020 EBITDA based on research analyst consensus estimates.

The following table sets forth the range of enterprise values for Grid Dynamics implied by this analysis.

	Range			Implied Valuation Range (in millions)
LTM EBITDA(1)	12.4x	—	36.4x	$260	—	$764
2019P EBITDA(2)	11.3x	—	26.9x	$269	—	$640
2020P EBITDA(2)	10.0x	—	21.8x	$304	—	$663

____________

(1)             For Grid Dynamics, LTM financial results are as of June 30, 2019.

(2)             Projected calendar year 2019 and 2020 Adjusted EBITDA for Grid Dynamics based on projections provided by management of ChaSerg and Grid Dynamics.

BTIG compared the results of this analysis to the enterprise value of Grid Dynamics implied by the Merger Consideration. The enterprise value of Grid Dynamics implied by the Merger Consideration fell within the range of enterprise values resulting from this analysis, supporting a conclusion that, as of the date of BTIG’s opinion, the transaction was fair to ChaSerg, from a financial point of view.

BTIG selected the companies used in this analysis on the basis of its experience and knowledge of companies in the industry and various factors, including the size of the company and the similarity of the lines of business to Grid Dynamics’ lines of business, as well as the business models, product offerings, operating margin profiles and end-market exposure of such companies. As noted above, no company used as a comparison is identical to Grid Dynamics. Accordingly, these analyses are not purely mathematical, but also involve complex considerations and judgments concerning the differences in financial and operating characteristics of the selected companies and other factors.

Selected Precedent Transactions Analysis. BTIG reviewed and analyzed certain publicly available information for the below eight acquisitions among Application Development and Delivery companies that were announced subsequent to January 1, 2014, with publicly available information regarding terms of the transaction.

Announced Date	Target	Buyer	Implied Enterprise Value ($m)	Enterprise Value / LTM EBITDA
06/14/19	SCISYS Group PLC	CGI Group Holdings Europe Limited	$100	20.8x
1/7/2019	Luxoft Holding, Inc.	DXC Technology	$1,897	15.5x
7/22/2018	Syntel, Inc.	Atos	$3,400	12.9x
11/30/2017	Aricent	Altran Group	$2,000	10.6x
2/15/2017	Hewlett Packard Enterprise	Computer Sciences Corporation	$13,500	10.4x
4/3/2016	Mphasis Ltd	Blackstone Group	$1,345	8.3x
4/27/2015	iGATE Corporation	Capgemini	$4,476	16.2x
11/3/2014	Sapient	Publicis Groupe	$2,438	14.1x

		25th Percentile		10.5x
		Mean		13.6x
		Median		13.5x
		75th Percentile		15.7x

BTIG selected the precedent transactions based upon its experience and knowledge of companies in the industry. Although none of the transactions are directly comparable to the Business Combination, nor are any of the target companies directly comparable to Grid Dynamics, BTIG selected transactions involving target companies with similar characteristics to the characteristics identified above in the selected public companies analysis.

The following table sets forth the range of enterprise values for Grid Dynamics implied by this analysis.

	Range			Implied Valuation Range (in millions)
LTM EBITDA(1)	10.5x	—	15.7x	$250	—	$374

____________

(1)      Implied Valuation Range based on Grid Dynamics’ projected calendar year 2019 Adjusted EBITDA.

BTIG compared the results of this analysis to the enterprise value of Grid Dynamics implied by the Merger Consideration. The enterprise value of Grid Dynamics implied by the Merger Consideration fell within the range of enterprise values resulting from this analysis, supporting a conclusion that, as of the date of BTIG’s opinion, the transaction was fair to ChaSerg, from a financial point of view.

Because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between Grid Dynamics’ business, operations and prospects, and those of the acquired companies above, BTIG believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis. Accordingly, BTIG also made qualitative judgments concerning the differences between the characteristics of these transactions (including market conditions, rationale and circumstances surrounding each of the transactions, and the timing, type, and size of each of the transactions) and the Business Combination.

Conclusion

Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of BTIG’s opinion, BTIG was of the opinion that, as of the date of BTIG’s opinion, and subject to and based on the assumptions made, procedures followed, matters considered, limitations of the review undertaken and qualifications contained in such opinion, (i) the Merger Consideration to be paid by ChaSerg in the Business Combination pursuant to the draft Merger Agreement was fair to ChaSerg, from a financial point of view, and (ii) the fair market value of Grid Dynamics equaled or exceeded 80% of the amount held by ChaSerg in trust for the benefit of its Public Stockholders (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account).

Miscellaneous

BTIG, as part of its investment banking business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. BTIG or its affiliates may provide investment and corporate banking services to ChaSerg and Grid Dynamics and their respective affiliates in the future, for which BTIG or its affiliates may have received or will receive customary fees. BTIG provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including, without limitation, derivative securities, of ChaSerg or its affiliates for its own account and for the accounts of customers.

Board of Directors’ Reasons for the Approval of the Business Combination

Our board of directors considered a wide variety of factors in connection with its evaluation of the Business Combination. In light of the complexity of those factors, our board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of our board of directors may have given different weight to different factors. This explanation of the reasons for our board of directors’ approval of the Business Combination, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”

Before reaching its decision, our board of directors reviewed the results of the due diligence conducted by our management and their respective advisors, which included:

•        research on comparable companies and transactions within the technology services industry;

•        research on the technology services industry, including historical growth trends, market share information and market size projections;

•        extensive onsite meetings and calls with the management team and advisors of Grid Dynamics regarding operations, financial trends and projections;

•        visits to Grid Dynamics offices in Ukraine, Poland and, Russia;

•        review of material contracts, intellectual property matters and labor matters;

•        financial, tax, legal, regulatory and accounting due diligence;

•        discussions with key current customers and select past customers of Grid Dynamics;

•        consultation with our management and legal counsel and financial advisors and industry experts;

•        financial and valuation analysis, including those of BTIG LLC, as well as the oral opinion of BTIG rendered to our board of directors on November 8, 2019 (which was subsequently confirmed in writing by delivery of a written opinion to our board of directors on November 8, 2019) as to the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration;

•        the audited and unaudited financial statements of Grid Dynamics; and

•        financial projections provided by the management team of Grid Dynamics, including projected revenue and Adjusted EBITDA for FY2019 and FY2020.

The factors considered by our board of directors included, but are not limited to, the following:

•        Grid Dynamics operates in a rapidly expanding digital transformation market which is still in its early stages;

•        Grid Dynamics has proprietary processes optimized for innovation, by melding technical, consulting, engineering and analytics competencies into unified, cross-functional digital teams which are designed to respond and adapt to change in the client’s business;

•        Grid Dynamics builds teams which are transparently distributed globally;

•        the technical expertise and scalable engineering capability of Grid Dynamics to make the latest technologies, such as AI and conversational systems, cloud engineering solutions, data platform, data science, DevOps, microservices, mobile, QA automation, search and user interfaces, accessible to its clients;

•        Grid Dynamics has a stable and growing blue-chip customer base;

•        Grid Dynamics has a strong and technically capable management team;

•        Grid Dynamics has a strong recruiting pipeline, particularly in CEE, and offers its engineers an online educational platform;

•        the deep domain experience and technical thought leadership of Grid Dynamics within the technology services industry;

•        the opinion of BTIG, dated November 8, 2019, addressed to our board of directors as to the fairness, from a financial point of view and as of the date of such opinion, of the Merger Consideration, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications set forth in such opinion, as more fully described in the section entitled “Proposal No. 1 — Approval of the Business Combination — Opinion of ChaSerg’s Financial Advisor”;

•        the belief of our board of directors, after a thorough review of other business combination opportunities reasonably available to ChaSerg, that the proposed Business Combination represents the best potential business combination for ChaSerg based upon the process utilized to evaluate and assess other potential acquisition targets, and our board’s and management’s belief that such processes had not presented a better alternative; and

•        our board of directors considered the terms and conditions of the Merger Agreement and the transactions contemplated thereby, including the Business Combination.

In the course of its deliberations, our board of directors also considered a variety of uncertainties, risks and other potentially negative reasons relevant to the Business Combination, including the following:

•        the concentration of Grid Dynamics’ customers within the retail sector, as well as the high level of revenue concentration with certain of its top customers;

•        Grid Dynamics will constitute substantially all of our revenues in the near term and possibly longer;

•        there is a risk that the Business Combination might not be consummated in a timely manner or that the closing of the Business Combination might not occur despite the parties’ efforts, including by reason of a failure to obtain the approval of our stockholders;

•        the risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe;

•        the risk that ChaSerg’s stockholders may fail to provide the respective votes necessary to effect the Business Combination and approve the other proposals submitted to vote;

•        the possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination;

•        significant fees and expenses are associated with completing the Business Combination and the substantial time and effort of our management are required to complete the Business Combination;

•        the requirement that both Teamsun HK and ASL shareholders approve the transaction;

•        the need to satisfy the regulatory constraints of the HKSE;

•        the presences of a large portion of Grid Dynamics’ personal in Central and Eastern Europe; and

•        various other risks associated with the Business Combination and the business of Grid Dynamics described in the section entitled “Risk Factors.”

After considering the foregoing potentially negative and potentially positive reasons, our board of directors concluded, in its business judgment, that the potentially positive reasons relating to the Business Combination outweighed the potentially negative reasons. In connection with its deliberations, our board of directors did not consider the fairness of the consideration to be paid by it in the Business Combination to any person other than ChaSerg.

Unaudited Financial Projections of Grid Dynamics

Grid Dynamics provided ChaSerg with its internally prepared projections for the fiscal years ending December 31, 2019 and December 31, 2020. Grid Dynamics provided an initial set of projections in early December 2018 and mid-February 2019 and in early August 2019 provided ChaSerg with certain financial projections regarding Grid Dynamics’ business primarily reflecting (i) M&A opportunities that were not consummated and (ii) specific client account adjustments and outlook. ChaSerg’s board of directors considered the following information as material to its consideration of the Business Combination:

•        projected 2019 revenue range of $116.3 million – $117.3 million;

•        projected 2020 revenue range of $146 million – $153 million;

•        projected 2019 Adjusted EBITDA range of $23.6 million – $24.3 million;

•        projected 2020 Adjusted EBITDA range of $29 million – $32 million;

•        the actual and projected financial statements of Grid Dynamics;

•        the projected spend for all existing and prospective clients in 2019 and 2020;

•        the projected increase in average spend of top 10 clients;

•        the projected increase in the number of clients with spend of great than $1 million per year;

•        a comparable public company analysis; and

•        a precedent transaction analysis.

The prospective financial information was not prepared with a view towards compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. These projections were prepared solely for internal use, and capital budgeting and other management purposes, and are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. You are cautioned not to rely on the projections in making a decision regarding the transaction, as the projections may be materially different than actual results.

The projections reflect numerous assumptions, including assumptions with respect to general business, economic, market, regulatory and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Grid Dynamics’ control, such as the risks and uncertainties contained in the section entitled “Risk Factors.” The projections reflect the consistent application of the accounting policies of Grid Dynamics and should be read in conjunction with the accounting policies included in the accompanying consolidated financial statements of Grid Dynamics included elsewhere in this proxy statement.

The projected financial information is forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Grid Dynamics’ control. While all projections are necessarily speculative, Grid Dynamics believes that the prospective financial information covering periods beyond 12 months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections.

Grid Dynamics has not made any representations or warranties with respect to the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to ChaSerg. Neither Grid Dynamics’ management nor any of its representatives has made or makes any representation or warranty to any person regarding the ultimate performance of Grid Dynamics compared to the information contained in the projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort.

The projections were prepared by, and are the responsibility of, Grid Dynamics’ management. Grant Thornton LLP, Grid Dynamics’ independent registered public accountant, has not examined, compiled or otherwise applied procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on it.

Interests of Certain Persons in the Business Combination

In considering the recommendation of ChaSerg’s board of directors to vote in favor of the Business Combination, stockholders should be aware that aside from their interests as stockholders, the Sponsor and certain members of ChaSerg’s board of directors and executive officers have interests in the Business Combination that are different from, or in addition to, those of other stockholders generally. ChaSerg’s board of directors was aware of and considered these interests, among other matters, in evaluating and negotiating the Business Combination, and in recommending to stockholders that they approve the Business Combination. Stockholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•        Unless ChaSerg amends its Certificate of Incorporation to extend its life and certain other agreements it has entered into, if the Business Combination or another business combination is not consummated by April 10, 2020, ChaSerg will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and certain of ChaSerg’s directors, which were acquired for an aggregate purchase price of $25,000, would be worthless because the holders are not entitled to participate in any conversion or distribution with respect to such shares. Such shares had an aggregate market value of $58,740,000 based upon the closing price of $10.68 per share on NASDAQ on November 25, 2019.

•        Eric Benhamou is (i) a director of Grid Dynamics, (ii) an officer, director and otherwise an affiliate of BGV Opportunity Fund L.P., a Delaware limited partnership, which is a stockholder of Grid Dynamics and is a beneficial stockholder of ChaSerg, (iii) a holder of options to purchase common shares of Grid Dynamics, (iv) entitled to receive consideration in the Business Combination, and (v) a director and an officer of ChaSerg and an indirect beneficial stockholder of ChaSerg; he is expected to continue as a director of Successor following the Business Combination.

•        Lloyd Carney is a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg and he is expected to serve as chairman of the board of directors of Successor following the Business Combination.

Potential Purchases of Public Shares

In connection with the stockholder vote to approve the proposed Business Combination, the Sponsor, ChaSerg’s directors, officers, or advisors or their respective affiliates may privately negotiate transactions to purchase shares from stockholders who would have otherwise elected to have their shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of ChaSerg’s directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Such a purchase would include a contractual acknowledgement that such stockholder, although still the record holder of ChaSerg’s shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights, and would include a contractual provision that directs such stockholder to vote such shares in a manner directed by the purchaser. In the event that the Sponsor, ChaSerg’s directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.

The purpose of such purchases would be to increase the likelihood of obtaining stockholder approval of the Business Combination or, where the purchases are made by the Sponsor, ChaSerg’s directors, officers or advisors or their affiliates, to satisfy a closing condition in an agreement related to the Business Combination.

Total ChaSerg Shares to be Issued in the Business Combination

It is anticipated that, upon completion of the Business Combination, ChaSerg’s Public Stockholders will own approximately 42% in Successor, the Sponsor will own approximately 9% of the common stock of Successor (including Founder Shares), and the Selling Securityholders will own approximately 49% of the outstanding common stock of Successor. This ownership interest assumes that no holder of ChaSerg’s Class A Common Stock elects to redeem its shares and that approximately 25.5 million shares of common stock of Successor are issued (including approximately 4.1 million shares of common stock issuable upon the exercise of fully-vested options), and does not take into account warrants to purchase common stock of Successor that will remain outstanding following the Business Combination or any issuances of equity under the 2020 Plan.

Certificate of Incorporation

Upon the closing, Successor’s amended and restated certificate of incorporation will differ from ChaSerg’s Certificate of Incorporation in the following ways:

•        the name of the new public entity will be “Grid Dynamics Holdings, Inc.” as opposed to “ChaSerg Technology Acquisition Corp.”

•        Successor will have 100,000,000 authorized shares of common stock and 1,000,000 authorized shares of preferred stock, as opposed to ChaSerg having 100,000,000 authorized shares of ChaSerg Class A Common Stock, 10,000,000 shares of ChaSerg Class B Common Stock and 1,000,000 shares of preferred stock; and

•        Successor’s constitutional documents will not include the various provisions applicable only to special purpose acquisition corporations that ChaSerg’s amended and restated certificate of incorporation contains.

For additional information, please see the section entitled “Proposal No. 3: The Charter Proposals.”

Sources and Uses for the Business Combination

The following table summarizes the estimated sources and uses for funding the Business Combination assuming that no holder of Public Shares of ChaSerg exercises redemption rights.

Sources of Funds		Uses
(in millions)
Existing cash in Trust Account (including interest)(1)	$224	Cash consideration to Selling Securityholders	$130
Selling Securityholders’ retained equity value	255	Selling Securityholders’ retained equity value	255
		Cash to Balance Sheet	74
		ChaSerg estimated transaction expenses	20
Total Sources	$479	Total Uses	$479

____________

(1)      As of September 30, 2019, the fair market value of marketable securities held in the Trust Account was $223.5 million.

Name; Headquarters

The name of the post-combination company after the Business Combination will be “Grid Dynamics Holdings, Inc.” and its headquarters will be located at 5000 Executive Parkway Suite 520, San Ramon, CA 94583.

Redemption Rights

Pursuant to ChaSerg’s Certificate of Incorporation, holders of Public Shares of ChaSerg Class A Common Stock may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with ChaSerg’s Certificate of Incorporation. As of September 30, 2019, based on funds in the Trust Account of approximately $223.5 million, ChaSerg’s stockholders who elect to redeem their shares of common stock would have received approximately $10.16 per share, excluding interest income earned and not previously released to pay up to $1.4 million of ChaSerg’s franchise and income taxes. If a holder exercises its redemption rights, then such holder will be exchanging its shares of ChaSerg’s Class A Common Stock for cash and will no longer own shares of ChaSerg. Such a holder will be entitled to receive cash for its Public Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to ChaSerg’s transfer agent by the Redemption Deadline, which is            on           , the second business day prior to the Special Meeting. See the section entitled “Special Meeting of Stockholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Appraisal Rights

There are no appraisal rights available to ChaSerg’s stockholders in connection with the Business Combination.

Accounting Treatment

The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, ChaSerg will be treated as the “acquired” company for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Grid Dynamics issuing stock for the net assets of ChaSerg, accompanied by a recapitalization. The net assets of ChaSerg will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be those of Grid Dynamics.

Certain U.S. Federal Income Tax Considerations to ChaSerg Class A Common Stockholders Exercising Redemption Rights

The following is a discussion of certain U.S. federal income tax considerations for holders of ChaSerg Class A Common Stock of electing to have their common stock redeemed for cash upon the closing of the Business Combination. This discussion applies only to shares of ChaSerg Class A Common Stock that are held as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).

The following does not purport to be a complete analysis of all potential tax effects arising in connection with the closing of the Business Combination that are associated with certain redemptions of ChaSerg’s Class A Common Stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this section applies and could affect the accuracy of the statements herein. ChaSerg has not sought, and will not seek, any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that regarding tax consequences discussed below.

This discussion does not address all U.S. federal income tax consequences relevant to your particular circumstances, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        persons subject to the alternative minimum tax;

•        persons holding ChaSerg’s Class A Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated transaction;

•        banks, insurance companies and other financial institutions;

•        brokers, dealers or traders in securities;

•        “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax;

•        partnerships or other entities or arrangements classified as partnerships for U.S. federal income tax purposes (and investors therein);

•        tax-exempt organizations or governmental organizations;

•        persons subject to special tax accounting rules as a result of any item of gross income with respect to ChaSerg’s Class A Common Stock being taken into account in an applicable financial statement;

•        U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•        regulated investment companies or real estate investment trusts;

•        holders that own, actually or constructively, more than 5% of ChaSerg Class A Common Stock;

•        tax-qualified retirement plans; and

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds ChaSerg Class A Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding ChaSerg Class A Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS, AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Certain Considerations Related to a Redemption of ChaSerg Class A Common Stock

U.S. Holders

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of ChaSerg Class A Common Stock that, for U.S. federal income tax purposes, is or is treated as:

•        an individual who is a citizen or resident of the United States;

•        a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•        a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Redemption of ChaSerg Class A Common Stock.    In the event that a U.S. holder’s ChaSerg Class A Common Stock is redeemed pursuant to the redemption provisions described in the section entitled “Special Meeting of ChaSerg Stockholders — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as sale of the ChaSerg Class A Common Stock under Section 302 of the Code. If the redemption qualifies as a sale or other exchange of common stock, the U.S. holder will be treated as described under “— Gain or Loss on Redemption Treated as a Sale of ChaSerg Class A Common Stock” below. If the redemption does not qualify as a sale of common stock, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described below under “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. holder (including any stock constructively owned by the U.S. holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of ChaSerg Class A Common Stock generally will be treated as a sale of the ChaSerg Class A Common Stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also shares of our stock that are constructively owned by it. A U.S. holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include ChaSerg Class A Common Stock that could be acquired pursuant to the exercise of the warrants.

In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. holder immediately following the redemption of ChaSerg Class A Common Stock must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by such U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (i) all of the shares of our ChaSerg Class A Common Stock actually and constructively owned by the U.S. holder are redeemed or (ii) all of the shares of our ChaSerg Class A Common Stock actually owned by the U.S. holder are redeemed, the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. holder does not constructively own any other shares of our stock.

The redemption of ChaSerg Class A Common Stock will not be essentially equivalent to a dividend if a U.S. holder’s redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution to the redeemed holder, and the tax effects to such U.S. holder will be as described under “—Taxation of Redemption Treated as a Distribution” below. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed ChaSerg Class A Common Stock will be added to the U.S. holder’s adjusted tax basis in its remaining ChaSerg Class A Common Stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other shares of our stock constructively owned by it.

Gain or Loss on Redemption Treated as a Sale of ChaSerg Class A Common Stock.    If the redemption qualifies as a sale or other taxable disposition of ChaSerg Class A Common Stock, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the U.S. holder’s adjusted tax basis in the ChaSerg Class A Common Stock. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the ChaSerg Class A Common Stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the ChaSerg Class A Common Stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Generally, the amount of gain or loss recognized by a U.S. holder is an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. holder’s adjusted tax basis in its ChaSerg Class A Common Stock so disposed of. A U.S. holder’s adjusted tax basis in its ChaSerg Class A Common Stock generally will equal the U.S. holder’s acquisition cost less any prior distributions paid to such U.S. holder with respect to its shares of ChaSerg Class A Common Stock that were treated as a return of capital for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of ChaSerg Class A Common Stock, a U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its ChaSerg Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the ChaSerg Class A Common Stock and will be treated as described under “—Gain or Loss on Redemption Treated as a Sale of ChaSerg Class A Common Stock” above.

Dividends paid to a U.S. holder that is classified as a corporation for U.S. federal income tax purposes generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. It is unclear whether the redemption rights with respect to the ChaSerg Class A Common Stock described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Information Reporting and Backup Withholding.    In general, information reporting requirements may apply to dividends paid to a U.S. holder and to the proceeds of the sale or other disposition of shares of ChaSerg Class A Common Stock, unless the U.S. holder is an exempt recipient. Backup withholding may apply to such payments if the U.S. holder fails to provide a taxpayer identification number, a certification of exempt status or has been notified by the IRS that it is subject to backup withholding (and such notification has not been withdrawn).

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

For purposes of this discussion, a “Non-U.S. holder” is a beneficial owner of ChaSerg Class A Common Stock that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Redemption of ChaSerg Class A Common Stock.    The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. holder’s ChaSerg Class A Common Stock pursuant to the redemption provisions described in the section entitled “Special Meeting of ChaSerg Stockholders — Redemption Rights,” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. holder’s ChaSerg Class A Common Stock, as described under “U.S. Holders — Redemption of ChaSerg Class A Common Stock” above, and the consequences of the redemption to the Non-U.S. holder will be as described below under “— Gain on Redemption Treated as a Sale of ChaSerg Common Stock” and “— Taxation of Redemption Treated as a Distribution,” as applicable.

Gain on Redemption Treated as a Sale of ChaSerg Class A Common Stock.    A Non-U.S. holder will not be subject to U.S. federal income tax on any gain realized on a Redemption treated as a sale or other taxable disposition of ChaSerg Class A Common Stock unless:

•        the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such gain is attributable);

•        the Non-U.S. holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other requirements are met; or

•        ChaSerg Class A Common Stock constitutes a U.S. real property interest (“USRPI”) by reason of ChaSerg’s status as a U.S. real property holding corporation (“USRPHC”) for U.S. federal income tax purposes.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

Gain of a Non-U.S. holder described in the second bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the Non-U.S. holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to the third bullet above, ChaSerg believes that it is not and has not been at any time since its formation, and does not expect to be immediately after the Business Combination is completed, a USRPHC.

Taxation of Redemption Treated as a Distribution.    If the redemption does not qualify as a sale of ChaSerg Class A Common Stock, a Non-U.S. holder will generally be treated as receiving a distribution. Such distributions generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of our current and accumulated earnings and profits, will constitute a return of capital that will be applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in our ChaSerg Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the ChaSerg Class A Common Stock and will be treated as described under “— Gain on Redemption Treated as a Sale of ChaSerg Class A Common Stock” above.

In general, with respect to any distributions that constitute dividends for U.S. federal income tax purposes and are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, ChaSerg will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (on an IRS Form W-8BEN or W-8BEN-E or other applicable documentation).

If dividends paid to a Non-U.S. holder are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Information Reporting and Backup Withholding.    Payments of dividends (including constructive dividends received pursuant to a redemption of our ChaSerg Class A Common Stock) on ChaSerg Class A Common Stock will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. However, information returns are required to be filed with the IRS in connection with any payments of dividends on ChaSerg Class A Common Stock paid to a Non-U.S. holder, regardless of whether any tax was actually withheld. In addition, proceeds of the sale or other taxable disposition of our ChaSerg Class A Common Stock within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds of a disposition of ChaSerg Class A Common Stock conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. holder resides or is established. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Non-U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Additional Withholding Tax on Payments Made to Foreign Accounts.    Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends (including constructive dividends received pursuant to a redemption of our ChaSerg Class A Common Stock) on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, our ChaSerg Class A Common Stock paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on ChaSerg Class A Common Stock. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, recently proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. holders should consult their tax advisors regarding the possible implications of FATCA.

Regulatory Matters

At any time before or after consummation of the Business Combination, notwithstanding the early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act” or “HSR”), the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. ChaSerg cannot assure you that the Antitrust Division of the United States Department of Justice, the U.S. Federal Trade Commission, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, ChaSerg cannot assure you as to its result. ChaSerg and Grid Dynamics will file required forms under the HSR Act with the Antitrust Division of the United States Department of Justice and the U.S. Federal Trade Commission.

As ASL is a company listed on the Main Board of The Stock Exchange of Hong Kong Limited (the “HKEX”), it is subject to the Rules Governing the Listing of Securities on the HKEX (the “HKEX Listing Rules”). The Business Combination constitutes a spin-off under the HKEX Listing Rules and would require prior approval from the HKEX. ASL has submitted a proposal in relation to the proposed spin-off to the HKEX for approval and the HKEX has confirmed that ASL may proceed with the proposed spin-off. Separately the Business Combination constitutes a very substantial disposal and very substantial acquisition under the HKEX Listing Rules and are subject to the reporting, announcement and independent shareholders’ approval requirements under the HKEX Listing Rules. Neither ChaSerg nor Grid Dynamics is aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the HSR approval and the HKEX approval. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Vote Required for Approval

Approval of the Business Combination Proposal requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. Accordingly, a ChaSerg stockholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention from voting with regard to the Business Combination Proposal will have the same effect as a vote “AGAINST” the Business Combination Proposal, as applicable.

In addition, certain Grid Dynamics stockholders and holders of equity interests in the corporate parents of Grid Dynamics, including ASL, Teamsun HK, the Teamsun Affiliate and BGV have entered into Voting Agreements with ChaSerg pursuant to which, among other things, they have agreed to vote all of their shares of Grid Dynamics or its parent entities (as applicable) in favor of the Merger Agreement and related transactions, refrain from transferring any such shares prior to the consummation of the Business Combination. Teamsun has also executed a proxy to vote the ASL shares that it holds in favor of the Business Combination in the requisite vote of ASL stockholders.

Recommendation of the ChaSerg Board of Directors

CHASERG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS
STOCKHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

Proposal No. 2: THE NASDAQ PROPOSAL

Overview

In connection with the Business Combination, ChaSerg intends to issue securities that exceed 20% of the number of ChaSerg Class A Common Stock outstanding prior to the transaction. Pursuant to the terms of the Merger Agreement, ChaSerg intends to issue approximately 25,523,810 shares of Successor Common Stock to the Selling Securityholders, subject to the closing conditions contained therein, including the closing of the Business Combination.

Why ChaSerg Needs Stockholder Approval

ChaSerg is seeking stockholder approval in order to comply with NASDAQ Listing Rule 5635(a).

Under NASDAQ Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities if such securities are not issued in a public offering and (A) have, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of common stock; or (B) the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock or securities. Collectively, ChaSerg may issue 20% or more of its outstanding common stock or 20% or more of the voting power, in each case outstanding before the issuance, pursuant to the Merger Agreement.

Effect of Proposal on Current Stockholders

If the NASDAQ Proposal is adopted, the securities will be issued in connection with the Merger Agreement. The issuance of such shares would result in significant dilution to ChaSerg’s stockholders, and would afford ChaSerg’s stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of ChaSerg.

Vote Required for Approval

If the Business Combination Proposal is not approved, the NASDAQ Proposal will not be presented at the Special Meeting. The NASDAQ Proposal will be approved and adopted only if the holders of at least a majority of the shares of ChaSerg’s Class A Common Stock represented in person or by proxy vote “FOR” the NASDAQ Proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the outcome of the NASDAQ Proposal. Abstentions from voting will have the same effect as a vote “AGAINST” the NASDAQ Proposal.

The approval of the NASDAQ Proposal is a condition to the adoption of the Business Combination Proposal and vice versa.

Recommendation of the ChaSerg Board of Directors

CHASERG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS
STOCKHOLDERS VOTE “FOR” THE NASDAQ PROPOSAL.

Proposal No. 3: THE CHARTER PROPOSALS

The Charter Proposals, if approved, will approve the following material differences between the Successor second amended and restated certificate of incorporation that will be in effect upon the closing of the Business Combination and the ChaSerg Certificate of Incorporation:

•        the name of the new public company will be “Grid Dynamics Holdings, Inc.” as opposed to “ChaSerg Technology Acquisition Corp.”;

•        the Successor Charter will provide for the automatic conversion of all shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock into an equal number of shares of ChaSerg Common Stock with a par value of $0.0001 per share as opposed to retaining the distinction between the ChaSerg Class A Common Stock and ChaSerg Class B Common Stock;

•        Successor will have 100,000,000 authorized shares of common stock, as opposed to ChaSerg having 100,000,000 authorized shares of ChaSerg Class A Common Stock and 10,000,000 authorized shares of ChaSerg Class B Common Stock;

•        Successor Charter will not include the various provisions applicable only to special purpose acquisition companies that the ChaSerg Charter contains;

•        Successor Charter will not contain a provision requiring the Delaware Chancery court to serve as the exclusive forum stockholders to bring certain lawsuit (although a similar provision will be included in the bylaws) as opposed to the ChaSerg Charter which contains such a provision; and

•        Successor Charter will not include the various rights and privileges, including dilution adjustment, of ChaSerg Class B Common Stock that the ChaSerg Charter currently contains.

This vote, however, will not actually result in stockholders of ChaSerg approving the Successor Charter or amendments to the ChaSerg Charter but instead will simply approve the aforementioned material differences in the two sets of documents. ChaSerg’s stockholders are being asked to approve the material differences between the ChaSerg Charter and the Successor Charter because, under interpretative guidance issued by the SEC, stockholders of a target being acquired in a merger, acquisition or similar transaction should have an opportunity to express their views separately on material provisions that will establish their substantive rights as stockholders.

Reasons for the Amendments

In the judgment of the ChaSerg board of directors, the Charter Proposals are desirable for the following reasons:

•        the name of the new public company is desirable to reflect the business combination with Grid Dynamics and the combined business going forward;

•        the lower number of authorized number of shares of common stock is a more appropriate level of authorized shares for the Successor following the completion of the business combination;

•        the provisions that relate to the operation of ChaSerg as a blank check company prior to the consummation of its initial business combination would not be applicable to Successor (such as the obligation to dissolve and liquidate if a business combination is not consummated in a certain period of time); and

•        ChaSerg Class B Common Stock (which was issued to the Sponsor) is no longer desirable or necessary after the Business Combination.

Vote Required for Approval

Approval of each of the Charter Proposals requires the affirmative vote of holders of a majority of each of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock outstanding and entitled to vote thereon at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting, an abstention from voting, or the failure of a stockholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee will have the same effect as a vote “AGAINST” each of the Charter Proposals.

Each of the Charter Proposals is conditioned upon the approval and completion of the Business Combination Proposal. If the Business Combination Proposal is not approved, the Charter Proposals will have no effect, even if approved by our stockholders.

A copy of Successor’s second amended and restated certificate of incorporation, as will be in effect assuming approval of the Charter Proposals and upon consummation of the Business Combination and filing with the Secretary of State of the State of Delaware, is attached to this proxy statement as Annex B.

Recommendation of the ChaSerg Board of Directors

CHASERG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS
STOCKHOLDERS VOTE “FOR” EACH OF THE CHARTER PROPOSALS.

Proposal No. 4: THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Pursuant to the Merger Agreement, ChaSerg has agreed to take all necessary action so that, effective at the Closing, the entire board of directors of the Successor will consist of eight individuals, a majority of whom shall be independent directors in accordance with the requirements of NASDAQ. The directors will be classified into three classes, with each director holding office for a three-year term, a two-year term or until the next annual meeting of stockholders at which such director’s class is up for election and where his or her successor is elected and qualified (provided that certain of directors elected at the ChaSerg Special Meeting shall hold office for shorter terms in order to effect the director classification).

ChaSerg is proposing the election by stockholders of the following eight individuals, who will take office immediately following the Closing and who will constitute all the members of the board of directors of the Successor: Leonard Livschitz, Yueou Wang, Weihang Wang, Lloyd Carney, Eric Benhamou, Shuo Zhang, Marina Levinson and           .

Pursuant to the Stockholders’ Agreement, each of Sponsor and ASL are entitled to nominate two directors to the board of directors of the Successor, the then-serving Chief Executive Officer shall be nominated as a director and three unaffiliated designees shall also be nominated. Sponsor has nominated Lloyd Carney and Eric Benhamou and ASL has nominated Yueou Wang and Weihang Wang to serve on the board of directors of the Successor. Leonard Livschitz, who will serve as Chief Executive Officer of Successor, and Shuo Zhang, Marina Levinson and           , each of whom is an unaffiliated designee have also been nominated to serve as directors.

If elected, Leonard Livschitz, Shuo Zhang and Marina Levinson, will serve until the annual meeting of stockholders of the Successor to be held in 2020; Lloyd Carney, Yueou Wang and           , will serve until the annual meeting of stockholders of the Successor to be held in 2021; and Eric Benhamou and Weihang Wang will serve until the annual meeting of stockholders of the Successor to be held in 2022. In addition, it is anticipated that Lloyd Carney will be designated as Chairman of the Successor’s board of directors.

Leonard Livschitz and Victoria Livschitz, the Executive Vice President of Customer Success of Grid Dynamics who is expected to continue in such role at the Successor following the Business Combination, were previously married until April 2015 and there are no family relationships among any of the Successor’s directors and executive officers.

Subject to other provisions in the Successor’s second amended and restated certificate of incorporation and in its bylaws, the number of directors that constitutes the entire board of directors of the Successor shall be fixed solely by resolution of its board of directors. Each director of the Successor shall hold office until the expiration of the term for which he or she is elected and until his or her successor has been duly elected and qualified or until his or her earlier resignation, death, disqualification or removal.

Under the Successor’s second amended and restated certificate of incorporation, the directors of the Successor shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II and Class III. The Successor’s board of directors may assign members of the board of directors already in office to such classes at the time such classification becomes effective. The term of office of the initial Class I directors of Successor shall expire at the first regularly-scheduled annual meeting of its stockholders following the adoption of the Successor’s second amended and restated certificate of incorporation, the term of office of the initial Class II directors of Successor shall expire at the second annual meeting of its stockholders, and the term of office of the initial Class III directors of Successor shall expire at the third annual meeting of its stockholders. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders, each of the successors elected to replace the directors of a class of director whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.

If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes by the Successor’s board of directors as to make all classes as nearly equal in number as is practicable, provided that no decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

So long as the board of the Successor is classified, any director may be removed from office by the stockholders of the Successor only for cause. Vacancies occurring on the Successor’s board of directors for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only by vote of a majority of the remaining members of the board of directors of Successor, although less than a quorum, or by a sole remaining director, and not by stockholders of Successor. A person so elected by the Successor’s board of directors to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

If the Business Combination Proposal is not approved, the Director Election Proposal will not be presented at the meeting. The appointments of directors resulting from the election will only become effective if the Business Combination is consummated.

The ChaSerg board of directors knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of the Record Date and is based in part on information furnished by the nominees and in part from ChaSerg’s and Grid Dynamics’ records.

Information about Executive Officers, Directors and Nominees

At the Closing, in accordance with the terms of the Merger Agreement and assuming the election of the nominees set forth in this section, the board of directors and executive officers of the Successor will be as follows:

Name	Age	Position
Lloyd Carney	57	Director, Chairman
Eric Benhamou	63	Director
Marina Levinson	59	Director
Leonard Livschitz	53	Chief Executive Officer, Director
Weihang Wang	53	Director
Yueou Wang	45	Director
Shuo Zhang	54	Director
		Director

Lloyd Carney, a director since June 14, 2018, has spent more than 25 years in the technology industry. He started at Wellfleet and Nortel Networks in 1997 and in 2002 he rose to become division president. In 2003, he joined Juniper Networks as Chief Operating Officer where he oversaw the engineering, product management and manufacturing divisions. Thereafter, in 2004, he was named Chief Executive Officer of Micromuse, an enterprise and telecom network management company. Mr. Carney led the sale of Micromuse to IBM for $865 million, staying at IBM for a year after the sale to ensure a smooth transition. In 2008, he became the Chief Executive Officer of Xsigo Systems, a provider of network visualization systems, which was sold to Oracle Corporation in 2012. Mr. Carney then accepted the role of Chief Executive Officer and director of Brocade Communications Systems, Inc., a networking solutions company, in early 2013. His tenure culminated in the sale of Brocade to Broadcom Ltd. for $5.5 billion in late 2017. Mr. Carney is currently a member of the board and audit committee of Visa, a leading credit card company. From 2005 to 2014, he was a member of the board of Cypress Semiconductor Corporation, where he served on the audit and compensation committees. He was also a member of the board of Technicolor (SA), a technology company in the media and entertainment sector from 2010 until 2015, where he chaired its technology committee. In addition, since 2007 he has served as Chief Executive Officer of Carney Global Ventures, LLC, a global investment vehicle. Mr. Carney holds a B.S. degree in Electrical Engineering Technology from Wentworth Institute of Technology, as well as a M.S. degree in Applied Business Management from Lesley College. We believe Mr. Carney is qualified to serve on our board of directors due to his extensive operational and management experience in the technology industry as well as the broad scope of experience he brings to bear.

Eric Benhamou, a director since inception, co-founded Bridge Communications, a specialist in computer network technologies in 1981. Bridge Communications later merged with 3Com Corporation, a networking equipment vendor, in 1987. Thereafter, he became Chief Executive Officer of 3Com, serving there from 1990 to 2000, and as chairman until 2010. As 3Com’s Chief Executive Officer, he led the company in acquiring US Robotics, the owner of Palm, Inc. the maker of the groundbreaking Palm Pilot. Palm, Inc. was thereafter spun off in 2000, and Mr. Benhamou served as its Chief Executive Officer until 2003. In 2003, Mr. Benhamou founded

Benhamou Global Ventures (“BGV”), a venture capital firm focused on technology companies, specializing in cloud software, artificial intelligence cyber security, and mobile applications. Mr. Benhamou has been a member of the board of directors of Silicon Valley Bank since 2004. He has been a member of the board of directors of Finjan Holdings, a cybersecurity firm, since 2013. He served on the board of Cypress Semiconductor as chairman for over a decade, until 2017. He also serves on the board of several privately held technology companies, including Ayehu, an IT automation and orchestration platform, Totango, a provider of customer success software, Virtual Instruments, an IT infrastructure performance management platform, and 6dbytes, a food robotics company. He holds an M.S. from Stanford University’s School of Engineering and a Diplôme d’Ingénieur and a Doctorate from Ecole Nationale Supérieure d’Arts et Métiers, Paris. Mr. Benhamou taught entrepreneurship in various business schools around the world for over 10 years, principally at INSEAD, Stanford University and IDC’s Herzliya’s Arison School of Business, where he was a visiting professor. He also served on the Advisory Board of Stanford’s school of Engineering and the Board of Governors of Ben Gurion University of the Negev in Israel. We believe Mr. Benhamou is qualified to serve on our board of directors due to his extensive operational and management experience in the technology industry as well as his public company governance experience and his venture capital background.

Marina Levinson is the founder and CEO of CIO Advisory Group LLC, which was founded in September 2011. Since April 2014, she has also been a partner at venture capital firm BGV. Ms. Levinson is a member of the board of directors of Carbonite. In addition, Ms. Levinson is a member of the board of directors of Ellie Mae and she is a chairwoman of its cybersecurity and technology committee. Ms. Levinson is a member of the board of directors of Ayehu Software Technologies Ltd, a private company. From 2005 to 2011, Ms. Levinson served as senior vice president and chief information officer for NetApp, Inc. From 1999 to 2005, she served as vice president and chief information officer for Palm, Inc., having earlier served as senior director of global integration at 3Com. Ms. Levinson holds a B.S. in Computer Science from St. Petersburg Institute of Precision Mechanics and Optics. We believe Ms. Levinson is qualified to serve on our board of directors due to her extensive operational and management experience in the technology industry as well as her public company governance experience.

Leonard Livschitz has served as a director of Grid Dynamics’ board of directors since 2006 and the Chief Executive Officer of Grid Dynamics since 2014. Prior to joining Grid Dynamics as Chief Executive Officer, Mr. Livschitz co-founded the LED solutions company Luxera, serving as director from 2010 to 2014 and as President and Chief Executive Officer from 2010 to 2014. Prior to that, he served as Vice President of Sales and Marketing for Ledengin. Mr. Livschitz has over 25 years of experience in the high tech industry. He has held executive and management roles in sales, marketing, business development, and R&D with Philips Lumileds Lighting, Ledengin, Visteon Lighting and Ford Motor Company. Mr. Livschitz holds a Masters of Science degree in Systems and Control Engineering from Case Western Reserve University and a Masters of Science in Mechanical Engineering from Kharkov State Polytechnic University, Ukraine. We believe Mr. Livschitz’s extensive experience in and knowledge of the high tech industry, as well as his experience with executive and management roles and responsibilities at Grid Dynamics, provide him with the necessary skills to serve as a member of the board of directors.

Weihang Wang has served as a non-employee director of Grid Dynamics’ board of directors since 2017. Mr. Wang Weihang has been a Director of ASL, the current parent company of Grid Dynamics, since 2009 and was re-designated from a Non-Executive Director to an Executive Director in May 2014. Mr. Wang has also served as the chairman and a director of Teamsun, ASL’s ultimate holding company listed on the Shanghai Stock Exchange, since 2014, and currently is also the sole director of Hong Kong Teamsun, a holding company of Grid Dynamics’. Hong Kong Teamsun is a wholly-owned subsidiary of Teamsun. Mr. Wang previously also served as the chief executive officer of Teamsun from 2014 to July 2019. Prior to his re-designation as the chairman and chief executive officer of Teamsun in 2014, Mr. Wang was the general manager of Teamsun, and the vice-chairman and general manager of Teamsun’s first board of directors. Mr. Wang holds an Executive Master’s Degree in Business Administration from Tsinghua University in the PRC and a Master’s Degree in Semi-Conductor Materials and Microelectronic Technology from the Information and Electronic Engineering Department of Zhejiang University in the PRC. Mr. Wang was awarded as China Software Industry Outstanding Entrepreneur Laureate and China Software Industry Prestige Award Laureate by China Software Industry Association in 2009. He was also awarded the “Innovation Outstanding Personality of Chinese Brand Award” in 2011. We believe Mr. Wang’s leadership roles in the IT industry and background in technology and engineering enable Mr. Wang to provide valuable insight to the board of directors regarding business strategy and industry trends.

Yueou Wang has served as a non-employee director of Grid Dynamics’ board of directors since 2017. Mr. Wang has served as Chief Executive Officer and Executive Director of ASL, the current parent company of Grid Dynamics, since September 2016 and September 2015, respectively. Mr. Wang joined ASL in 2011 as Financial Controller, Chief Financial Officer and Joint Company Secretary. Mr. Wang is currently a director of certain ASL subsidiaries and an associate of ASL (i.e., the directorship of i-Sprint), and a supervisor of Victorysoft Technology Ltd, the joint venture company of the Company in the PRC. He has been appointed as a director of Teamsun since December 2017 and is currently the Chief Financial Officer and a director of Carnation Software Ltd., a subsidiary of Teamsun. Previously, Mr. Wang was the Chief Financial Officer and a board secretary of Guangzhou Headway Technology Co., Ltd., and a regional finance manager (China) of Wistron Information Technology & Services Corporation. Mr. Wang holds a Bachelor’s degree in International Accounting from Jinan University, a Master’s degree in Business Administration from University of Wales, United Kingdom and an Executive Master’s degree in Business Administration from Research Institute of Tsinghua University. We believe Mr. Wang’s financial management expertise, including his expertise in the IT industry, provides him with the necessary skills to serve as a member of the board of directors and enables him to contribute valuable insight regarding financial and strategic business issues.

Shuo Zhang has served as a non-employee director of Grid Dynamics’ board of directors since 2017. Ms. Zhang currently serves on the boards of directors at several public and private companies, including S.O.I.TEC Silicon on Insulator Technologies SA, Telink Semiconductor and PDF Solutions. She is also actively involved with private venture capital firms in the Silicon Valley and currently serves a China Advisory Partner for BGV. From December 2007 to September 2015, Ms. Zhang served in various senior management capacities at Cypress Semiconductor, including corporate development, general management and worldwide mobile sales. Prior to Cypress, Ms. Zhang served in many different product, marketing and sales management roles in Silicon Light Machines, Agilent Technologies, Altera Corporation, and LSI Corporation. Ms. Zhang holds a Bachelor’s Degree in electrical engineering from Zhejiang University and a Master of Science in material science and mechanics from Penn State University. We believe Ms. Zhang is qualified to serve on our board of directors due to her experience in general management, marketing, sales and strategic business development.

          ,           .

Other than the Stockholders’ Agreement, there is no arrangement or understanding between the persons described above and any other person pursuant to which the person was selected to his or her office or position.

Committee Appointments

There will be three standing committees of the board of directors of the Successor: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. It is expected that the following appointments will be made:

•        Audit Committee:

•        Compensation Committee:

•        Nominating and Corporate Governance Committee:

All the nominees other than Leonard Livschitz, Yueou Wang and Weihang Wang are “independent” under the revised listing standards of NASDAQ. Each of Shuo Zhang and Marina Levinson is also a “financial expert” under the listing requirements of NASDAQ.

Stockholders’ Agreement

On November 13, 2019, and effective as of the Closing, the Voting Parties entered into a Stockholders’ Agreement, pursuant to which, among other things, the Voting Parties will agree (i) to take all necessary action to cause the Board to be comprised of eight directors effective immediately following the Closing, (ii) to grant each of ASL and Sponsor rights to designate two directors for election to the Board (and the Voting Parties will vote in favor of such designees), (iii) to designate the Chief Executive Officer of the Successor for election to the Board, and (iv) to designate three unaffiliated designates for election to the Board. See “Proposal No. 1: The Business Combination Proposal—Description of the Merger Agreement—Stockholders’ Agreement” for additional information.

Vote Required and Recommendation of the Board

The eight nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees. In connection with execution of the Merger Agreement, certain ChaSerg stockholders holding an aggregate of 6.1 million shares (inclusive of the Earnout Shares) have entered into the Stockholders’ Agreement, pursuant to which such ChaSerg stockholders will vote in factor of the election to the board of directors of the Successor of each of the abovementioned nominees. If the Business Combination Proposal is not approved, the Director Election Proposal will not be presented at the meeting. The Director Election Proposal will only become effective if the Business Combination is consummated.

THE CHASERG BOARD UNANIMOUSLY RECOMMENDS THAT CHASERG’S STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

Proposal No. 5: THE INCENTIVE PLAN PROPOSAL

ChaSerg is proposing that its stockholders approve the ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan (the “2020 Plan”). The ChaSerg board of directors has adopted the 2020 Plan, subject to approval from ChaSerg stockholders. If approved, the 2020 Plan will become effective on the business day immediately prior to the Closing and will be used by the Successor following the Closing.

The ChaSerg board of directors believes that the Successor must offer a competitive equity incentive program to is to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Successor.

Summary of the 2020 Plan

The following summary is not a complete statement of the 2020 Plan and is qualified in its entirety by reference to the complete text of the 2020 Plan, a copy of which is attached hereto as Annex C.

Purpose.

The purposes of the 2020 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors and consultants who perform services to the Successor or any parent or subsidiary, and to promote the success of the Successor’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares.

Authorized Shares.

A total of 16,300,000 shares of Successor common stock, which represents approximately 20% of the expected post-closing fully diluted shares of Successor’s common stock, are reserved for issuance pursuant to the 2020 Plan. Currently, no awards have been granted under the 2020 Plan.

If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to, or repurchased by, the Successor due to failure to vest, then the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the 2020 Plan (unless the 2020 Plan has terminated). With respect to stock appreciation rights, the net shares issued will cease to be available under the 2020 Plan and all remaining shares will remain available for future grant or sale under the 2020 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholding obligations related to an award will become available for future grant or sale under the 2020 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the 2020 Plan.

Adjustments to Shares.

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities or other property, but excluding ordinary dividends), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Successor or other change in the corporate structure affecting the Successor’s common stock occurs, the administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan, will adjust the number and class of shares that may be delivered under the 2020 Plan, and/or the number, class and price of shares covered by outstanding awards, and the numerical share limitations in the 2020 Plan.

Administration.

The Successor’s board of directors or one or more committees appointed by the Successor board of directors will administer the 2020 Plan (referred to as the “administrator”). If the administrator determines it is desirable to qualify transactions under the 2020 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2020 Plan, the administrator has the power to administer the 2020 Plan, including but not limited to, the power to interpret the terms of the 2020 Plan and awards granted under it, to prescribe, amend and rescind rules relating to the 2020 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares of common stock subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce or increase their exercise prices, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type and/or cash.

Eligibility.

Awards may be granted to employees, directors and consultants of the Successor and employees and consultants of any parent or subsidiary corporation of the Successor. Following the Business Combination, the Successor and its subsidiaries are expected to have approximately 1,450 employees and consultants and eight directors. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Successor or any parent or subsidiary corporation of the Successor.

Stock Options.

Stock options in the form of nonstatutory stock options or incentive stock options may be granted under the 2020 Plan. The administrator determines the number of shares subject to each option. The administrator determines the exercise price of options granted under the 2020 Plan, provided that the exercise price must at least be equal to the fair market value of the Successor’s common stock on the date of grant. The term of an incentive stock option may not exceed ten (10) years, except that with respect to any participant who owns more than 10% of the voting power of all classes of the Successor’s outstanding stock, the term must not exceed five (5) years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares, cashless exercise, net exercise and other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for twelve (12) months. In all other cases, the option generally will remain exercisable for three (3) months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2020 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights.

Stock appreciation rights may be granted under the 2020 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Successor’s common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten (10) years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement.  Generally, the terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to stock appreciation rights, however, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2020 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of the Successor’s common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock Awards.

Restricted stock may be granted under the 2020 Plan. Restricted stock awards are grants of shares of the Successor’s common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2020 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Successor); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to Successor’s right of repurchase or forfeiture.

Restricted Stock Units.

Restricted stock units may be granted under the 2020 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of the Successor’s common stock. Subject to the provisions of the 2020 Plan, the administrator determines the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to the Successor) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

Performance Units and Performance Shares.

Performance units and performance shares may be granted under the 2020 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of the Successor’s common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares of the Successor’s common stock or in some combination thereof.

Transferability of Awards.

Unless the administrator provides otherwise, the 2020 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Outside Director Limitations.

The 2020 Plan provides that no outside director may be paid, issued or granted, in any fiscal year of the Successor, cash compensation or equity awards (including awards under the 2020 Plan) with an aggregate value greater than $600,000.

Dissolution or Liquidation.

In the event of the Successor’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable prior to the effective date of such proposed transaction, and, to the extent not exercised, all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control.

The 2020 Plan provides that in the event of a merger or change in control, as defined under the 2020 Plan, each outstanding award will be treated as the administrator determines, including, without limitation, (i) that outstanding awards will be assumed or an equivalent option or right substituted by the successor corporation or its parent, (ii) upon notice to holders outstanding awards will terminate upon or prior to such merger or change in control, (iii) outstanding awards will vest and become exercisable in whole or in part, (iv) outstanding awards will terminate in exchange for a payment in cash or property equal to the amount, if any, that would have been attained upon the exercise of the award or realization of the holder’s rights in the merger or change in control, (v) the replacement of awards with other rights or property selected by the administrator, or (vi) any combination of the foregoing. In the event a successor corporation does not assume or substitute for any outstanding award, then such award will fully vest, all restrictions on such award will lapse, and all performance goals or other vesting criteria applicable to such award will be deemed achieved at 100% of target levels. In addition, if an option or stock appreciation right is not assumed or substituted, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will become fully exercisable for a specified period prior to the transaction and terminate upon the expiration such period. Upon a change in control, awards granted to an outside director will vest fully and become immediately exercisable, all restrictions on his or her restricted stock and restricted stock units will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all other terms and conditions met.

Clawback.

The 2020 Plan provides that the administrator may specify in an award agreement that the holder’s rights, payments and/or benefits with respect to such award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events in addition to the applicable vesting, performance or other conditions and restrictions of such award. Awards granted under the 2020 Plan will be subject to the Company’s clawback policy as may be established or amended from time to time.

Amendment; Termination.

The administrator has the authority to amend, alter, suspend, or terminate the 2020 Plan provided such action does not impair the existing rights of any participant. The 2020 Plan automatically will terminate on the tenth anniversary of the date it was adopted by the ChaSerg board of directors, unless it is terminated sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2020 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options.

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two (2) years following the date the option was granted nor within one (1) year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two (2) years after the date of grant or within one (1) year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options.

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Successor with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights.

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of the Successor’s common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards.

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards.

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards.

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A.

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2020 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Successor will also have withholding and reporting requirements with respect to such amounts.

Medicare Surtax.

A participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the 2020 Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.

Tax Effect for the Successor.

The Successor generally will be entitled to a tax deduction in connection with an award under the 2020 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to the Successor’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE SUCCESSOR UNDER THE 2020 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants, and Directors

As of the date hereof, no awards have been granted under the 2020 Plan. Pursuant to the Merger Agreement, certain options to purchase Grid Dynamics common stock will be assumed by ChaSerg and converted into options to purchase shares of ChaSerg Common Stock, which will be granted under the 2020 Plan. In addition, in connection with the Business Combination, ChaSerg and Grid Dynamics have agreed to a future schedule of awards to be made under the 2020 Plan, subject to approval of the Successor’s board of directors or its compensation committee, as follows:

Initial Awards.

At the first meeting of the Successor board of directors following effective time of the Business Combination, it will be recommended that the below listed employees be granted Company Restricted Stock Units (as such term is defined in the 2020 Plan), Performance Units (as such term is defined in the 2020 Plan) and Options (as such term is defined in the 2020 Plan) in the total amount of 6,650,000 shares (the “Initial Awards”) as set forth in the table below, subject in each case, to the applicable employee’s continued employment through the grant date.

Tier	Number of people	RSUs	PUs	Stock Options	Total Award	Total
1	1	1,333,000	1,333,000		2,666,000	2,666,000
2	6	129,500	129,500	140,000	399,000	2,394,000
3	6	30,000	30,000	60,000	120,000	720,000
4	3	25,000	25,000	50,000	100,000	300,000
4 (Europe)	1	16,750	16,750	33,500	67,000	67,000
5	TBD			503,000	503,000	503,000
Total (Initial Awards)						6,650,000

Each Initial Award will vest as to 1/4th of the shares subject to the award on the one year anniversary of the vesting commencement date and 1/16th of the shares subject to the award on a quarterly basis thereafter, subject to the grantee’s continued service through each vesting date and, solely in the case of Performance Units, subject to the achievement of Successor performance objectives to be established by the Successor board of directors at the time of grant. The Initial Awards will be subject to the terms, definitions and provisions of 2020 Plan and the applicable form of award agreement thereunder.

Future Awards.

A total of 9,625,000 shares under the 2020 Plan will be reserved for future equity grants, as follows:

•        3,650,000 shares under the 2020 Plan will be used for future grants, including awards for new hires, promotion of existing personnel, employees of acquired companies, board of directors, board advisors and consultants;

•        3,000,000 Performance Units under the 2020 Plan will be used for the existing senior management team to reward outstanding performance or for achievement of stretch financial performance objectives; and

•        2,975,000 shares under the 2020 Plan will be used for the Successor senior management team for refresh awards, as detailed below.

In addition, upon each of the first four anniversaries of the effective time of the Business Combination, subject to approval by the Successor board of directors (or the compensation committee of the Successor board of directors, as applicable), the below listed employees may be granted Successor Restricted Stock Units, Performance Units and Options in the total amount of 743,750 shares (the “Refresh Awards”). The total amount of Refresh Awards anticipated to be distributed over four years will be 2,975,000 shares.

Tier	Number of people	RSU	PSU	Stock Options	Total Award	Total	Additional PSU
1	1	161,280	161,280		322,560	322,560	TBD
2	6	15,667	15,666	16,937	48,270	289,620	TBD
3	6	3,628	3,627	7,255	14,510	87,060	TBD
4	3	3,030	3,030	6,060	12,120	36,360	TBD
4 (Europe)	1	2,040	2,040	4,070	8,150	8,150	TBD
Total (Refresh Awards)						743,750	3,000,000

Each Refresh Award will vest as to 1/4th of the shares subject to the award on the one year anniversary of the vesting commencement date and 1/16th of the shares subject to the award on a quarterly basis thereafter, subject to grantee’s continued service through each vesting date. The Refresh Award of performance units also will be subject to vesting based on achievement of Successor performance objectives to be determined by the Successor.

Equity Compensation Plan Information

     ChaSerg did not maintain, or have any securities authorized for issuance under, any equity compensation plan as of December 31, 2018.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	—

Vote Required and Recommendation of the Board

The approval of the 2020 Plan will require the affirmative vote of the holders of a majority of the ChaSerg shares of Common Stock voting in person or represented by proxy on such proposal at the Special Meeting.

If the Business Combination is not approved, the Incentive Plan Proposal will not be presented at the meeting. The 2020 Plan will only become effective if the Business Combination is consummated.

THE CHASERG BOARD UNANIMOUSLY RECOMMENDS THAT THE CHASERG
STOCKHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

Proposal No. 6: THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow ChaSerg’s board of directors to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Business Combination Proposal, the NASDAQ Proposal, the Charter Proposals and the Incentive Plan Proposal, or ChaSerg’s Public Stockholders have elected to redeem an amount of ChaSerg Class A Common Stock such that the Minimum Available ChaSerg Cash Amount (as defined herein) would not be satisfied. In no event will ChaSerg’s board of directors adjourn the Special Meeting or consummate the Business Combination beyond the date by which it may properly do so under its Certificate of Incorporation and Delaware law.

The purpose of the adjournment proposal is to provide additional time and allow ChaSerg to solicit proxies and for stockholders to vote and to allow additional time for ChaSerg to make purchases of Public Shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Business Combination Proposal and the other proposals herein and to increase the likelihood that the Minimum Available ChaSerg Cash Amount or other requirements that are necessary to consummate the Business Combination would be met. See the section entitled “The Business Combination Proposal — Interests ChaSerg’s Directors and Officers in the Business Combination.”

In addition to an adjournment of the Special Meeting upon approval of the Adjournment Proposal, ChaSerg’s board of directors is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, ChaSerg will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by ChaSerg’s stockholders, ChaSerg’s board of directors may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for the approval of the Business Combination Proposal or any other proposal or if ChaSerg’s Public Stockholders have redeemed an amount of ChaSerg Class A Common Stock such that the Minimum Available ChaSerg Cash Amount could not be satisfied, and may be unable to consummate the Business Combination.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the shares of ChaSerg’s Common Stock represented in person or by proxy and entitled to vote thereon at the Special Meeting.

Abstentions will have the same effect as a vote “AGAINST” this proposal. Failure to vote by proxy or to vote in person at the Special Meeting will have no effect on the Adjournment Proposal.

Recommendation of the ChaSerg Board of Directors

CHASERG’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ITS
STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT ChaSerg

General

ChaSerg is an early stage blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which is referred to herein as the initial business combination.

Initial Business Combination

NASDAQ rules require that we must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account) at the time of our signing a definitive agreement in connection with our initial business combination. Our board of directors will make the determination as to the fair market value of our initial business combination. If our board of directors is not able to independently determine the fair market value of our initial business combination, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it unlikely that our board of directors will not be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of a target’s assets or prospects.

We anticipate structuring our initial business combination either (i) in such a way so that the post-transaction company in which our Public Stockholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses, or (ii) in such a way so that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or stockholders, or for other reasons. However, we will only complete an initial business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our stockholders prior to the initial business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the initial business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our stockholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be taken into account for purposes of NASDAQ’s 80% fair market value test. If the initial business combination involves more than one target business, the 80% fair market value test will be based on the aggregate value of all of the transactions and we will treat the target businesses together as the initial business combination for purposes of a tender offer or for seeking stockholder approval, as applicable.

Redemption Rights for Public Stockholders upon Completion of our Initial Business Combination

We will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Class A common stock upon the completion of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding Public Shares, subject to the limitations described herein. The amount in the Trust Account as of December 31, 2018 is approximately $10.04 per public share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any Founder Shares and (along with Cantor and/or its designees) placement shares and any Public Shares held by them in connection with the completion of our initial business combination.

Manner of Conducting Redemptions

We will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Class A common stock upon the completion of our initial business combination either (i) in connection with a stockholder meeting called to approve the initial business combination or (ii) by means of a tender offer. The decision as to whether we will seek stockholder approval of a proposed initial business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek stockholder approval under the law or stock exchange listing requirement. Under NASDAQ rules, asset acquisitions and stock purchases would not typically require stockholder approval while direct mergers with our company where we do not survive and any transactions where we issue more than 20% of our outstanding common stock or seek to amend our amended and restated certificate of incorporation would require stockholder approval. If we structure an initial business combination with a target company in a manner that requires stockholder approval, we will not have discretion as to whether to seek a stockholder vote to approve the proposed initial business combination. We may conduct redemptions without a stockholder vote pursuant to the tender offer rules of the SEC unless stockholder approval is required by law or stock exchange listing requirements or we choose to seek stockholder approval for business or other legal reasons. So long as we obtain and maintain a listing for our securities on NASDAQ, we are required to comply with such rules.

If a stockholder vote is not required and we do not decide to hold a stockholder vote for business or other legal reasons, we will, pursuant to our amended and restated certificate of incorporation:

•        conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers; and

•        file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

Upon the public announcement of our initial business combination, we or Sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase shares of ChaSerg Class A Common Stock in the open market if we elect to redeem our Public Shares through a tender offer, to comply with Rule 14e-5 under the Exchange Act.

In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 business days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on Public Stockholders not tendering more than a specified number of Public Shares which are not purchased by our Sponsor, which number will be based on the requirement that we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. If Public Stockholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete the initial business combination.

If, however, stockholder approval of the transaction is required by law or stock exchange listing requirement, or we decide to obtain stockholder approval for business or other legal reasons, we will, pursuant to our amended and restated certificate of incorporation:

•        conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules; and

•        file proxy materials with the SEC.

In the event that we seek stockholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our Public Stockholders with the redemption rights described above upon completion of the initial business combination.

If we seek stockholder approval, we will complete our initial business combination only if a majority of the outstanding shares of common stock voted are voted in favor of the initial business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of outstanding capital stock of the company representing a majority of the voting power of all outstanding shares of capital stock of the company entitled to vote at such meeting. Our initial stockholders will count toward this quorum and pursuant to the letter agreement, our Sponsor, officers and directors have agreed to vote their Founder Shares and placement shares and any Public Shares purchased (including in open market and privately negotiated transactions) in favor of our initial business combination. For purposes of seeking approval of the majority of our outstanding shares of common stock voted, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained. As a result, in addition to our initial stockholders’ Founder Shares and placement shares, we would need only 7,930,001, or 36.0%, of the 22,000,000 Public Shares to be voted in favor of an initial business combination (assuming all outstanding shares are voted) in order to have our initial business combination approved. We intend to give approximately 30 days (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve our initial business combination. These quorum and voting thresholds, and the voting agreements of our initial stockholders, may make it more likely that we will consummate our initial business combination. Each Public Stockholder may elect to redeem its Public Shares irrespective of whether they vote for or against the proposed transaction.

Our Certificate of Incorporation provides that in no event will we redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules) or any greater net tangible asset or cash requirement which may be contained in the agreement relating to our initial business combination. For example, the proposed initial business combination may require: (i) cash consideration to be paid to the target or its owners, (ii) cash to be transferred to the target for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions in accordance with the terms of the proposed initial business combination. In the event the aggregate cash consideration we would be required to pay for all shares of Class A common stock that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all shares of Class A common stock submitted for redemption will be returned to the holders thereof.

Limitation on Redemption upon Completion of our Initial Business Combination if we Seek Stockholder Approval

Notwithstanding the foregoing, if we seek stockholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our Certificate of Incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares sold in our initial public offering, which we refer to as the “Excess Shares.” Such restriction shall also be applicable to our affiliates. We believe this restriction will discourage stockholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed initial business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a Public Stockholder holding more than an aggregate of 15% of the shares sold in our initial public offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our stockholders’ ability to redeem no more than 15% of the shares sold in our initial public offering without our prior consent, we believe we will limit the ability of a small group of stockholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with an initial business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash. However, we would not be restricting our stockholders’ ability to vote all of their shares (including Excess Shares) for or against our initial business combination.

Tendering Stock Certificates in Connection with Redemption Rights

We may require our Public Stockholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to either tender their certificates to our transfer agent up to two business days prior to the vote on the proposal to approve the initial business combination, or to deliver their shares to the transfer agent electronically using the Depository Trust Company’s DWAC system, at the holder’s option. The proxy materials that we will furnish to holders of our Public Shares in connection with our initial business combination will indicate whether we are requiring Public Stockholders to satisfy such delivery requirements. Accordingly, a Public Stockholder would have up to two days prior to the vote on the initial business combination to tender its shares if it wishes to seek to exercise its redemption rights. Given the relatively short exercise period, it is advisable for stockholders to use electronic delivery of their Public Shares.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC System. The transfer agent will typically charge the tendering broker $80.00 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.

Any request to redeem such shares, once made, may be withdrawn at any time up to the date of the stockholder meeting. Furthermore, if a holder of a public share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of our Public Shares electing to redeem their shares will be distributed promptly after the completion of our initial business combination.

If our initial business combination is not approved or completed for any reason, then our Public Stockholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the Trust Account. In such case, we will promptly return any certificates delivered by public holders who elected to redeem their shares.

If our initial proposed initial business combination is not completed, we may continue to try to complete an initial business combination with a different target by April 9, 2020.

Redemption of Public Shares and Liquidation if no Initial Business Combination

Our Certificate of Incorporation provides that we will have only until April 9, 2020 to complete our initial business combination. If we are unable to complete our initial business combination by April 9, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 9, 2020.

Sponsor and our officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and (along with Cantor and/or its designees) private placement shares held by them if we fail to complete our initial business combination by April 9, 2020. However, if our Sponsor, officers or directors acquire Public Shares, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial business combination by April 9, 2020.

Sponsor and our officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our Certificate of Incorporation (i) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination by April 9, 2020 or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, unless we provide our Public Stockholders with the opportunity to redeem their shares of ChaSerg Class A Common Stock upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes divided by the number of then outstanding Public Shares. However, we may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions (so that we are not subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of Public Shares such that we cannot satisfy the net tangible asset requirement (described above), we would not proceed with the amendment or the related redemption of our Public Shares at such time.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,011,000 of proceeds held outside the Trust Account (as of December 31, 2018), although we cannot assure you that there will be sufficient funds for such purpose. We will depend on sufficient interest being earned on the proceeds held in the Trust Account to pay any franchise and income tax obligations we may owe. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay franchise and income taxes on interest income earned on the Trust Account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds of our IPO and the sale of the Placement Units, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by stockholders upon our dissolution would be approximately $10.00. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our Public Stockholders. We cannot assure you that the actual per-share redemption amount received by stockholders will not be substantially less than $10.00. Under Section 281(b) of the DGCL, our plan of dissolution must provide for all claims against us to be paid in full or make provision for payments to be made in full, as applicable, if there are sufficient assets. These claims must be paid or provided for before we make any distribution of our remaining assets to our stockholders. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we have sought and will continue to seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Stockholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. WithumSmith+Brown, PC, our independent registered public accounting firm, and Cantor, the underwriters of the offering, will not execute agreements with us waiving such claims to the monies held in the Trust Account.

In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the Trust Account are reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. We have not asked our Sponsor to reserve for such indemnification obligations and we cannot assure you that our Sponsor would be able to satisfy those obligations. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per public share.

We seek to reduce the possibility that our Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We access to up to approximately $1,011,000 from the proceeds held outside the Trust Account (as of December 31, 2018) with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, stockholders who received funds from our Trust Account could be liable for claims made by creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our Public Shares in the event we do not complete our initial business combination by April 9, 2020 may be considered a liquidating distribution under Delaware law. Delaware law provides that if a corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Furthermore, if the pro rata portion of our Trust Account distributed to our Public Stockholders upon the redemption of our Public Shares in the event we do not complete our initial business combination by April 9, 2020, is not considered a liquidating distribution under Delaware law and such redemption distribution is deemed to be unlawful (potentially due to the imposition of legal proceedings that a party may bring or due to other circumstances that are currently unknown), then pursuant to Section 174 of the DGCL, the statute of limitations for claims of creditors could then be six years after the unlawful redemption distribution, instead of three years, as in the case of a liquidating distribution. If we are unable to complete our initial business combination by April 9, 2020, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our Public Shares as soon as reasonably possible by April 9, 2020 and, therefore, we do not intend to comply with those procedures. As such, our stockholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our stockholders may extend well beyond the third anniversary of such date.

Because we will not be complying with Section 280, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent 10 years. However, because we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses. As described above, pursuant to the obligation contained in our underwriting agreement, we have sought and will continue seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account. As a result of this obligation, the claims that could be made against us are significantly limited and the likelihood that any claim that would result in any liability extending to the Trust Account is remote. Further, our Sponsor may be liable only to the extent necessary to ensure that the amounts in the Trust Account are not reduced below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest withdrawn to pay taxes and will not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims.

If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our stockholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per share to our Public Stockholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by stockholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our stockholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, thereby exposing itself and our company to claims of punitive damages, by paying Public Stockholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our Public Stockholders will be entitled to receive funds from the Trust Account only upon the earlier to occur of: (i) the completion of our initial business combination, (ii) the redemption of any Public Shares properly tendered in connection with a stockholder vote to amend any provisions of our Certificate of Incorporation (A) to modify the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our initial business combination by April 9, 2020 or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (iii) the redemption of all of our Public Shares if we are unable to complete our business combination by April 9, 2020, subject to applicable law. In no other circumstances will a stockholder have any right or interest of any kind to or in the Trust Account. In the event we seek stockholder approval in connection with our initial business combination, a stockholder’s voting in connection with the initial business combination alone will not result in a stockholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such stockholder must have also exercised its redemption rights as described above. These provisions of our Certificate of Incorporation, like all provisions of our amended and restated certificate of incorporation, may be amended with a stockholder vote.

Submission of Our Initial Business Combination to a Stockholder Vote

The special meeting to which this proxy statement relates is to solicit your approval of the Business Combination. Unlike many other blank check companies, ChaSerg Public Stockholders are not required to vote against the business combination in order to exercise their redemption rights. If the Business Combination is not completed, then Public Stockholders electing to exercise their redemption rights will not be entitled to receive such payments. The Sponsor, directors and officers have agreed to vote any shares of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock owned by them in favor of the Business Combination. Limitations on Redemption Rights

Notwithstanding the foregoing, our amended and restated certificate of incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemptions with respect to more than an aggregate of 15% of the shares of Class A Common Stock included in the units sold in the IPO.

Competition

In identifying, evaluating and selecting a target business for our initial business combination, we have encountered and will continue to encounter intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, and operating businesses seeking strategic business combinations. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than we do. Our ability to acquire larger target businesses is limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the initial business combination of a target business. Furthermore, our obligation to pay cash in connection with our Public Stockholders who exercise their redemption rights may reduce the resources available to us for our initial business combination and our outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.

Employees

We currently have two officers. These individuals are not obligated to devote any specific number of hours to our matters but they devote as much of their time as they deem necessary and intend to continue doing so, in the exercise of their respective business judgement, to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the initial business combination process we are in. We do not intend to have any full time employees prior to the completion of our initial business combination. We do not have an employment agreement with any member of our management team.

Management

Directors and Officers

The directors and executive officers of ChaSerg are as follows:

Name	Age	Title
Lloyd Carney	57	Chief Executive Officer and Director
Eric Benhamou	63	Chief Financial Officer, President and Director
Clark N. Callander	60	Director
Irwin Federman	83	Director
William Zerella	62	Director

Lloyd Carney, our Chief Executive Officer and a director since June 14, 2018, has spent more than 25 years in the technology industry. He started at Wellfleet and Nortel Networks in 1997 and in 2002 he rose to become division president. In 2003, he joined Juniper Networks as Chief Operating Officer where he oversaw the engineering, product management and manufacturing divisions. Thereafter, in 2004, he was named Chief Executive Officer of Micromuse, an enterprise and telecom network management company. Mr. Carney led the sale of Micromuse to IBM for $865 million, staying at IBM for a year after the sale to ensure a smooth transition. In 2008, he became the Chief Executive Officer of Xsigo Systems, a provider of network visualization systems, which was sold to Oracle Corporation in 2012. Mr. Carney then accepted the role of Chief Executive Officer and director of Brocade Communications Systems, Inc., a networking solutions company, in early 2013. His tenure culminated in the sale of Brocade to Broadcom Ltd. for $5.5 billion in late 2017. Mr. Carney is currently a member of the board and audit committee of Visa, a leading credit card company. From 2005 to 2014, he was a member of the board of Cypress Semiconductor Corporation, where he served on the audit and compensation committees. He was also a member of the board of Technicolor (SA), a technology company in the media and entertainment sector from 2010 until 2015, where he chaired its technology committee. In addition, since 2007 he has served as Chief Executive Officer of Carney Global Ventures, LLC, a global investment vehicle. Mr. Carney holds a B.S. degree in Electrical Engineering Technology from Wentworth Institute of Technology, as well as a M.S. degree in Applied Business Management from Lesley College.

Eric Benhamou, our President and Chief Financial Officer since June 14, 2018 and director since inception, co-founded Bridge Communications, a specialist in computer network technologies in 1981. Bridge Communications later merged with 3Com Corporation, a networking equipment vendor, in 1987. Thereafter, he became Chief Executive Officer of 3Com, serving there from 1990 to 2000, and as chairman until 2010. As 3Com’s Chief Executive Officer, he led the company in acquiring US Robotics, the owner of Palm, Inc. the maker of the groundbreaking Palm Pilot. Palm, Inc. was thereafter spun off in 2000, and Mr. Benhamou served as its Chief Executive Officer until 2003. In 2003, Mr. Benhamou founded BGV, a venture capital firm focused on technology companies, specializing in cloud software, artificial intelligence cyber security, and mobile applications. Mr. Benhamou has been a member of the board of directors of Silicon Valley Bank since 2004. He has been a member of the board of directors of Finjan Holdings, a cybersecurity firm, since 2013. He served on the board of Cypress Semiconductor as chairman for over a decade, until 2017. He also serves on the board of several privately held technology companies, including Ayehu, an IT automation and orchestration platform, Totango, a provider of customer success software, Virtual Instruments, an IT infrastructure performance management platform, and 6dbytes, a food robotics company. He holds an M.S. from Stanford University’s School of Engineering and a Diplôme d’Ingénieur and a Doctorate from Ecole Nationale Supérieure d’Arts et Métiers, Paris. Mr. Benhamou taught entrepreneurship in various business schools around the world for over 10 years, principally at INSEAD, Stanford University and IDC’s Herzliya’s Arison School of Business, where he was a visiting professor. He also served on the Advisory Board of Stanford’s school of Engineering and the Board of Governors of Ben Gurion University of the Negev in Israel.

Clark N. Callander has been serving as an independent director since October 4, 2018. Mr. Callander has overseen hundreds of merger and acquisition and financing transactions during his over 35-year career. As a co-founder in 2003 of Savvian LLC, a mergers and acquisitions advisory firm, and head of its Capital Market Advisory activity, he helped lead the firm through its merger with Japan’s GCA Holdings Corp. (GCA) in 2008 and the combined entity’s listing on the Tokyo Stock exchange and subsequent acquisition of its European subsidiary, Altium in 2016. Mr. Callander is currently employed as a Senior Advisor to GCA. Previously, from 1993 to 2002, he held the position of head of Corporate Finance at Robertson Stephens & Company. As a private investor, he has invested in dozens of companies and venture capital funds primarily in the technology industry and joined many of their advisory boards. In addition, Mr. Callander is an active investor and since 2012 has served on the Board of Managers at Albany Road Real Estate Partners LLC, a private real estate investment and management firm. He earned a B.S. from Stanford University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Irwin Federman has been serving as an independent director since October 4, 2018. His career spans over 40 years as an executive, entrepreneur and investor in the technology industry. Mr. Federman led Monolithic Memories, a semiconductor company, as its Chief Executive Officer from 1979 until its merger with Advanced Micro Devices, or AMD, in 1987, after which he assumed the post of Vice-Chairman at AMD. In 1988, he became a Managing Director of Dillon, Read and Company, an investment banking firm. Mr. Federman then joined U.S. Venture Partners (USVP) as a Senior Partner, in 1990. USVP was then facing financial difficulties. Under his leadership, USVP’s performance improved, enabling the firm to raise nine consecutive venture funds over the ensuing 25 years. Mr. Federman presently serves as Senior Advisor at USVP. Mr. Federman has been an early investor in, and has served on the board of directors of, many technology start-up companies, including Check Point Software Technologies, Ltd. (NASDAQ:CHKP) (since 1995), Mellanox Technologies, Ltd. (NASDAQ:MLNX) (since 1999), MMC Networks Inc. (NASDAQ:MMCN) (1994 to 1998), Nuance Communications, Inc. (NASDAQ:NUAN) (1995 to 2001), SanDisk Corp. (NASDAQ:SNDK) (1988 to 2016) and Centillium Communications (NASDAQ:CTLM) (1998 to 2006). He presently serves on the board of directors of Check Point, and as Chairman of the board of directors of Mellanox. Mr. Federman served two one-year terms as Chairman of the Semiconductor Industry Association (SIA), and one six-year term as Chairman of the Dean’s Advisory Committee at Santa Clara University’s Leavey School of Business. He received a B.S. in Economics from Brooklyn College, and was awarded an honorary Doctorate in Engineering Science by Santa Clara University.

William Zerella has been serving as an independent director since October 4, 2018. Mr. Zerella has over 30 years of experience in technology businesses, including pre-revenue start-ups and companies in excess of $1 billion in revenue. Since June 2018, he has been the Chief Financial Officer of Luminar Technologies, an autonomous vehicle technology company. Prior to joining Luminar, Mr. Zerella was the Chief Financial Officer of Fitbit Inc. (NYSE: FIT), a maker of wearable fitness devices, from 2014 to June 2018. During his tenure at Fitbit, the company grew from $271 million in revenue to over $2 billion in revenue, with sales at 45,000 locations in 86 countries around the world. Mr. Zerella was part of the team managing Fitbit’s IPO in 2015, raising $841 million, at that time the largest consumer electronics IPO in history. From 2011 to 2014, Mr. Zerella served as Chief Financial Officer of Vocera Communications Inc. (NYSE:VCRA), a provider of voice-controlled patient communications products for the health-care industry. In 2012, he helped guide Vocera to the public markets and raise $80 million in its IPO. From 2006 to 2011, Mr. Zerella also served as Chief Financial Officer of Force10 Networks, a networking company that was acquired by Dell Inc. in 2011. Since 2016, Mr. Zerella has been a member of the board of directors of GroundTruth, a private global location technology company. Mr. Zerella is a Certified Public Accountant and holds an M.B.A. in Finance from the Leonard N. Stern School of Business at New York University.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Callander, Federman and Zerella are “independent directors”, with respect to ChaSerg, as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Leadership Structure and Role in Risk Oversight

No policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our board of directors the flexibility to establish the most appropriate structure for ChaSerg at any given time.

The board of directors is actively involved in overseeing our risk management processes. The board of directors focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the board of directors include consideration of the challenges and risks of our businesses, and the board of directors and management actively engage in discussion on these topics. In addition, each of the board of directors’ committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Committees of the ChaSerg Board

Audit Committee

Messrs. Callander, Federman and Zerella serve as members of our audit committee, and Mr. Zerella chairs the audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Callander, Federman and Zerella meet the independent director standard under NASDAQ listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Zerella qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

A copy of the audit committee charter was filed with Amendment No. 1 to Form S-1 with the SEC on September 18, 2018.

Compensation Committee

Messrs. Callander and Zerella serve as members of our compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Callander and Zerella are independent and Mr. Callander chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting and administering our incentive compensation equity-based remuneration plans;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements

•        for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the payment to an affiliate of our Sponsor of $15,000 per month, for up to 18 months (through the close of our initial business combination, for office space), utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid by us to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the compensation committee charter was filed with Amendment No. 1 to Form S-1 with the SEC on September 18, 2018.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the board of directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019:

•        the board of directors held two meetings

•        three meetings of the audit committee were held; and

•        no meeting of the compensation committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the board of directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2019.

We encourage all of our directors to attend our annual meetings of stockholders.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605 of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Callander, Federman and Zerella. In accordance with Rule 5605 of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

•        Eric Benhamou is (i) a director of Grid Dynamics, (ii) an officer, director and otherwise an affiliate of BGV Opportunity Fund L.P., a Delaware limited partnership, which is a stockholder of Grid Dynamics and is a beneficial stockholder of ChaSerg, (iii) a holder of options to purchase common shares of Grid Dynamics, (iv) entitled to receive consideration in the Business Combination, and (v) a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg, he is expected to continue as a director of Successor following the Business Combination.

•        Lloyd Carney is a director and an officer of ChaSerg and a beneficial stockholder of ChaSerg and he is expected to serve as chairman of the board of directors of Successor following the Business Combination.

Limitation on Liability and Indemnification of Officers and Directors

Our Certificate of Incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended.

In addition, our Certificate of Incorporation provides that our directors will not be personally liable for monetary damages to us or our stockholders for breaches of their fiduciary duty as directors, unless they violated their duty of loyalty to us or our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived an improper personal benefit from their actions as directors.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our Certificate of Incorporation. Our bylaws also permit us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have obtained a policy of director’s and officer’s liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Audit Committee Report

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors

Clark N. Callander

Irwin Federman

William Zerella

Fees and Services

WithumSmith+Brown, PC has audited our financial statements for the fiscal year ended December 31, 2018. The following is a summary of fees paid or to be paid to WithumSmith+Brown, PC for services rendered.

Audit Fees.

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by WithumSmith+Brown, PC in connection with regulatory filings. The aggregate fees billed by WithumSmith+Brown, PC for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from May 21, 2018 (inception) through December 31, 2018 totaled $43,000. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from May 21, 2018 (date of inception) to December 31, 2018, we did not pay WithumSmith+Brown, PC any audit-related fees.

Tax Fees.

We did not pay WithumSmith+Brown, PC for tax return services, planning and tax advice for the period from May 21, 2018 (date of inception) to December 31, 2018.

All Other Fees.

We did not pay WithumSmith+Brown, PC for any other services for the period from May 21, 2018 (date of inception) to December 31, 2018.

Our audit committee has determined that the services provided by WithumSmith+Brown, PC are compatible with maintaining the independence of WithumSmith+Brown, PC as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

CHASERG MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

References in this section to “we,” “us” or the “Company” refer to ChaSerg Technology Acquisition Corp. References to our “management” or our “management team” refer to our officers and directors, references to the “Sponsor” refer to ChaSerg Technology Sponsor LLC. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained in ChaSerg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and ChaSerg’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

We are a blank check company formed under the laws of the State of Delaware on May 21, 2018 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more target businesses. We intend to effectuate our Business Combination using cash from the proceeds of our IPO and the sale of the Placement Units that occurred simultaneously with the completion of our IPO, our capital stock, debt or a combination of cash, stock and debt.

The issuance of additional shares in connection with an initial business combination to the owners of the target or other investors:

•        may significantly dilute the equity interest of investors, which dilution would increase if the anti-dilution provisions in the Class B common stock resulted in the issuance of Class A common stock on a greater than one-to-one basis upon conversion of the Class B common stock;

•        may subordinate the rights of holders of our common stock if preferred stock is issued with rights senior to those afforded our common stock;

•        could cause a change in control if a substantial number of shares of our common stock is issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

•        may have the effect of delaying or preventing a change of control of us by diluting the stock ownership or voting rights of a person seeking to obtain control of us; and

•        may adversely affect prevailing market prices for our Class A common stock and/or warrants.

Similarly, if we issue debt securities or otherwise incur significant debt to bank or other lenders or the owners of a target, it could result in:

•        default and foreclosure on our assets if our operating revenues after an initial business combination are insufficient to repay our debt obligations;

•        acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

•        our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

•        our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

•        our inability to pay dividends on our common stock;

•        using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our common stock if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

•        limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

•        increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

•        limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

•        other purposes and other disadvantages compared to our competitors who have less debt.

We expect to continue to incur significant costs in the pursuit of our acquisition plans. We cannot assure you that our plans to complete a business combination will be successful.

Results of Operations

We have neither engaged in any operations nor generated any revenues to date. Our only activities from inception to September 30, 2019 were organizational activities, those necessary to prepare for the IPO, described below, and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We generate non-operating income in the form of interest income on marketable securities held in the Trust Account. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in connection with completing a business combination.

For the three months ended September 30, 2019, we had a net income of $268,767, which consists of interest income on marketable securities held in the Trust Account of $1,116,416, offset by operating costs of $693,160 and a provision for income taxes of $423,256.

For the nine months ended September 30, 2019, we had a net income of $1,762,706, which consists of interest income on marketable securities held in the Trust Account of $3,734,207, offset by operating costs of $1,288,383 and a provision for income taxes of $683,118.

For the three months ended September 30, 2018 and for the period from May 21, 2018 (inception) through September 30, 2018, we had a net loss of $33 and $1,608, respectively, which consisted of formation and operating costs.

Liquidity and Capital Resources

As of September 30, 2019, we had cash of $357,826 held outside of the Trust Account. Until the consummation of the IPO, our only source of liquidity was an initial purchase of Class B common stock by the Sponsor and loans from our Sponsor.

On October 10, 2018, we consummated the IPO of 20,000,000 Units at a price of $10.00 per Unit, generating gross proceeds of $200,000,000. Simultaneously with the closing of the IPO, we consummated the sale of 600,000 Placement Units to the Sponsor and the underwriters at a price of $10.00 per unit, generating gross proceeds of $6,000,000.

On October 25, 2018, in connection with the underwriters’ election to partially exercise of their over-allotment option, we consummated the sale of an additional 2,000,000 Units and the sale of an additional 40,000 Placement Units, generating total gross proceeds of $20,400,000.

Following the IPO, the exercise of the over-allotment option and the sale of the Placement Units, a total of $220,000,000 was placed in the Trust Account. We incurred $12,821,311 in transaction costs, including $4,400,000 of underwriting fees, $7,700,000 of deferred underwriting fees and $721,311 of other costs.

We intend to use substantially all of the funds held in the Trust Account, including any amounts representing interest earned on the Trust Account (less deferred underwriting commissions) to complete our business combination. To the extent that our capital stock or debt is used, in whole or in part, as consideration to complete our business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.

We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we would repay such loaned amounts. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units identical to the Placement Units, at a price of $10.00 per unit at the option of the lender.

We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our business combination. Moreover, we may need to obtain additional financing either to complete our business combination or because we become obligated to redeem a significant number of our Public Shares upon consummation of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our business combination. If we are unable to complete our business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.

Off-balance sheet financing arrangements

We have no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2019. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay an affiliate of the Sponsor a monthly fee of $15,000 for office space, utilities and secretarial and administrative support to the Company. We began incurring these fees on October 10, 2018 and will continue to incur these fees monthly until the earlier of the completion of the business combination and our liquidation.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have not identified any critical accounting policies.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our condensed financial statements.

Quantitative and Qualitative Disclosures about Market Risk

Following the consummation of our IPO, the net proceeds of our IPO, including amounts in the Trust Account, may be invested in U.S. government treasury bills, notes or bonds with a maturity of 180 days or less or in certain money market funds that invest solely in U.S. treasuries. Due to the short-term nature of these investments, we believe there will be no associated material exposure to interest rate risk.

Controls and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.

Evaluation of Disclosure Controls and Procedures

As required by Rules 13a-15 and 15d-15 under the Exchange Act, our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of September 30, 2019. Based upon their evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures (as defined in Rules 13a-15 (e) and 15d-15 (e) under the Exchange Act) were effective.

Changes in Internal Control Over Financial Reporting

During the most recently completed fiscal quarter, there has been no change in our internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

INFORMATION ABOUT GRID Dynamics

Overview

Grid Dynamics is an emerging leader in driving enterprise-level digital transformation in Fortune 1000 companies. Since its inception in 2006 in Menlo Park, California, as a grid and cloud consultancy firm, Grid Dynamics has been on the forefront of digital transformation, working on big ideas like cloud computing, NOSQL, DevOps, microservices, big data and artificial intelligence (“AI”), and quickly established itself as a provider of choice for technology and digital enterprise companies.

As a leading global digital engineering and information technology (“IT”) services provider with its headquarters in Silicon Valley and engineering centers in the United States and multiple Central and Eastern European countries, Grid Dynamics’ core business is to deliver focused and complex technical consulting, software design, development, testing and internet service operations. Grid Dynamics works in close collaboration with its clients to provide digital transformation initiatives that span strategy consulting, development of early prototypes and enterprise-scale delivery of new digital platforms. Grid Dynamics also helps organizations become more agile and create innovative digital products and experiences through its deep expertise in emerging technology, such as AI, data science, cloud computing, big data and DevOps, top global engineering talent, lean software development practices and a high-performance product culture.

Grid Dynamics believes that the key to its success is a business culture that puts products over projects, client success over contract terms and real business results over pure technical innovation. By leveraging Grid Dynamics’ proprietary processes optimized for innovation, emphasis on talent development and technical expertise, Grid Dynamics has been able to achieve significant growth. Grid Dynamics’ revenue increased to $91.9 million for the year ended December 31, 2018 from $70.6 million for the year ended December 31, 2017, representing a 30.0% increase. Grid Dynamics’ revenue for the nine months ended September 30, 2019 also increased to $86.3 million as compared to $66.4 million for the nine months ended September 30, 2019, representing a 30.1% increase over the prior year period.

Industry Background and Market Opportunity

Digital transformation is a rapidly expanding market which is still in its early stages. Enterprises strive to compete in the digital world, facing the need to transform to survive attacks from the nimbler and more technologically advanced newcomers. Traditional approaches to managing information technology as a mix of vendor solutions and outsourced services often break down in the face of the imperative to innovate through technology.

Increasingly, business executives are looking at use of technology as a competitive advantage rather than a way to cut costs. The rise of AI signifies a shift from automation of business process to automation of decision making itself. In an effort to differentiate, corporations direct investments towards building new products and experiences, instead of buying off-the-shelf products. This drives demand for highly technical software development, creating an opportunity for the pure-play software development service providers.

As the demand for this technical talent continues to grow, the shortage of software product development talent in the United States and Europe, as well as the inability of non-technology-based companies to attract and retain such talent, encourages organizations to look to third parties, such as Grid Dynamics, to satisfy the demand.

Further, the growing acceptance of the offshore delivery model, beyond the traditional India-based IT services provider, has created significant opportunities for software development service providers delivering from CEE. CEE-based service providers now compete against the largest global IT service providers and are capable of providing complex IT services. Grid Dynamics believes that CEE is increasingly known for the quality of its software development talent, enabled in part by decades of focus on fundamental STEM disciplines in education. CEE-based teams and individuals are frequent winners of programming contests such as the ones held by ACM, TopCoder and Kaggle.

Grid Dynamics believes that this disparity between the supply and demand for technical talent can be a significant opportunity for Grid Dynamics.

Strategies and Strengths

Grid Dynamics’ objective is to become a world leader in enabling digital transformation at Fortune 1000 companies. Grid Dynamics’ strategy to achieve such objective is based on leveraging the following core strengths.

Proprietary Processes Optimized for Innovation

Grid Dynamics recognizes the changing dynamics of IT outsourcing. Increasingly, corporations expect their service providers to participate and help shape innovation programs, which are not addressed well by the traditional service models used by outsourcing providers. Grid Dynamics melds technical consulting, engineering and analytics competencies into unified, cross-functional digital teams which are designed to respond and adapt to the change in the client’s business. The effectiveness of such teams is further increased by a close collaboration with the client’s technology leadership teams and active inquiry into client’s business priorities on all levels.

Culture-First Approach to Talent Development

The ever-increasing role of digital transformation leads to the emergence of a new kind of business leader that combines a vision of business transformation with deep understanding of information technology. Earning the trust of these leaders is one of the pillars of Grid Dynamics’ success. Grid Dynamics selects, trains and promotes its technical leadership based on the following cultural principles.

•        Global integration.    Demands of modern businesses transcend cultural, political and language boundaries. Grid Dynamics builds teams which are transparently distributed across countries, time zones and reporting lines. Decisions on hiring, staffing and promotion are all managed centrally from Grid Dynamics’ U.S. offices, allowing Grid Dynamics to optimize for quality rather than convenience.

•        Partnership with client.    Grid Dynamics demands accountability and ownership of the client’s success, whether or not such success is a contractual matter. Understanding Grid Dynamics clients’ goals and ability to manage such goals across reporting lines is a must for any leadership role within Grid Dynamics. Therefore, Grid Dynamics places a significant proportion of its IT personnel at client sites and offers team members temporary assignments to client locations through fellowships.

•        Technological innovation.    Understanding digital transformation and successfully delivering IT programs is impossible without a strong understanding of emerging technology. Deep knowledge of how new technology, such as cloud, big data and AI, transforms the way corporations develop their businesses is a pre-requisite for leadership roles in Grid Dynamics.

•        Education.    Grid Dynamics believes that technology changes rapidly, and it is critical for Grid Dynamics ‘employees to adapt even more rapidly. Grid Dynamics offers many formal and informal training programs, such as Grid University, an online education platform with thousands of hours of training videos, to ensure that professionals can expand and enhance their capabilities.

Technical Expertise and Scalable Engineering

Grid Dynamics believes in strong infrastructure underpinning mission-critical services. From its inception, Grid Dynamics has been focusing on developing and using its expertise in the latest technologies, such as AI and conversational systems, cloud engineering solutions, data platform, data science, DevOps, microservices, mobile, QA automation, search and user interfaces. By making such emerging technologies accessible to clients through the use of proprietary skill development programs, industry experience and solution accelerators, Grid Dynamics seeks to strengthen its position as a technical leader with its established clients and attract new clients.

Services and Solutions

In the rapidly evolving market of engineering and IT services, customers are increasingly looking for service providers that can be a co-innovation partner rather than a cost saving measure. Grid Dynamics addresses this need by focusing on high value, high impact services. The key service and solutions offerings are the following.

Technical Consulting

Grid Dynamics provides consulting services to help executives in charge of digital transformation define an ambitious, yet achievable roadmap, quantify business value attained through new technology, select the right technology stack, develop reference architecture and guide the transformational journey every step of the way.

Lean Prototypes

Grid Dynamics helps corporations prototype and test new ideas. This includes both proof-of-concept implementations, which can be rapidly put in front of the end users to verify business assumptions, as well as sophisticated, long-running labs that cross organizational walls to establish feasibility and de-risk large transformational programs. Self-sufficient teams move quickly, use the latest technologies and aim to solve the business use case to demonstrate measurable value to the business stakeholders.

Digital Intelligence

Grid Dynamics helps corporations transform from automation of business processes to automation of decision making. To this end, Grid Dynamics deploys data science approaches to analyze client challenges and arrive at a strategy which produces measurable outcomes. This continuous “analyze-assess-decide-measure” cycle becomes the foundation of AI programs, leveraging the latest technologies to constantly react to real-time to changes in consumer behavior.

Scalable Engineering

Grid Dynamics believes in strong infrastructure underpinning mission-critical services. From inception, Grid Dynamics engineers pushed the boundaries of IT performance, developing a strong expertise in distributed systems. Grid Dynamics’ experience in cloud, NoSQL, big data, grid computing and performance engineering helps its clients go beyond the capabilities provided by off-the-shelf products.

Development Culture

Grid Dynamics helps clients to contain and rearchitect legacy platforms as a part of the digital transformation journey. A significant factor in the success of legacy transformation is the robustness of the process of breaking down and reassembling monolithic systems into smaller, more manageable pieces. Grid Dynamics has a deep expertise in building an agile team which is adept at realizing incremental value through a cycle of continuous delivery enabled by automated quality and security assurance. Grid Dynamics offers its clients services that help enable continuous integration, continuous delivery and DevOps at enterprise scale.

Experience Design

Grid Dynamics helps clients achieve higher rates of conversion and end user satisfaction by improving the service experience across engagement channels. This includes transformation of the web user interfaces to a responsive/adaptive model, design and development of next-gen mobile applications as well as leveraging new channels of engagement such as conversational interfaces.

Verticals

Grid Dynamics has strong vertical-specific domain knowledge backed by extensive experience. By merging technology with business processes, Grid Dynamics delivers tailored solutions in two key industry verticals: digital retail and digital technology.

Digital Retail

By utilizing Grid Dynamics’ deep expertise in the digital retail space and providing a mix of consulting and engineering services, Grid Dynamics enables its clients to win market share, shorten time to market and reduce costs of digital operations. For example, Grid Dynamics has worked closely with a large U.S. retail company over a span of many years to develop a strategic omnichannel transformation program and became a key contributor to the development of a new omnichannel platform including consumer experience, product discovery, analytics and inventory optimization.

Digital Technology

Grid Dynamics has a strong presence in the digital technology sector, particularly among analytics, SaaS and platform vendors which are driven by a constant need for innovation. Grid Dynamics’ long-lasting expertise in complex open-source technology and in building massively scalable distributed systems, the company-wide culture of agile co-creation as well as a deep understanding of digital commerce have enabled Grid Dynamics to build strong business relationships with the leading players in this sector. For example, Grid Dynamics has been providing software engineering, continuous delivery and deployment automation, machine learning, internal tool development and quality engineering services to one of the largest cloud services provider, becoming one of their key technological services partners.

Delivery Model and Operating Structure

Grid Dynamics believes that the combination of its delivery model optimized for co-innovation and the placement of its technology leaders at clients’ premises creates a key competitive advantage that enables Grid Dynamics to better understand and meet a client’s diverse needs.

The majority of Grid Dynamics’ engineering personnel is located within Grid Dynamics’ engineering centers in the United States and CEE. As of September 30, 2019, Grid Dynamics had 1,349 full-time personnel and delivered services from 11 engineering centers in the following locations:

•        San Ramon, California, United States

•        Plano, Texas, United States

•        Krakow, Poland

•        Wroclaw, Poland

•        Belgrade, Serbia

•        Lviv, Ukraine

•        Kyiv, Ukraine

•        Kharkiv, Ukraine

•        St. Petersburg, Russia

•        Saratov, Russia

Grid Dynamics also places a significant proportion of its IT professionals at client premises and promotes temporary assignments to client location through fellowships. As of September 30, 2019, Grid Dynamics had an engineering presence at client premises across 14 states in the United States.

Quality and Process Management

Grid Dynamics enforces stringent security standards and has maintained a continuous ISO 27001:2013 certification since August 2014. All company locations, departments and teams are within the scope of the deployed information security management system.

Grid Dynamics policies, standards and procedures are reviewed annually during both internal and external certification audits. Grid Dynamics has successfully passed six ISO 27001:2013 audits, as well as over a dozen exhaustive audits from top financial services customers.

Sales and Marketing

Grid Dynamics’ sales and marketing strategy focuses on increasing revenues from new and existing clients through a “land and expand” strategy. Grid Dynamics’ technical leaders play an integral role in identifying, developing and expanding potential business opportunities. This strategy has been effective in nearly doubling the number of Grid Dynamics’ clients during the period between 2017 and 2019.

Grid Dynamics has an “85/10/5” strategy where 85% of projected growth is expected from clients with whom we have worked for over two years, 10% from clients with whom we have worked for one to two years and 5% from clients with whom we have worked for less than a year.

Grid Dynamics focuses its business development efforts in the North American market. Grid Dynamics also maintains a dedicated sales force as well as a marketing team, which coordinates corporate-level branding efforts that range from sponsorship of programming competitions to participation in and hosting of industry conferences and events.

Clients

Grid Dynamics’ client base primarily consists of Fortune 1000 corporations based in North America. Grid Dynamics has a high level of revenue concentration with certain clients. Of Grid Dynamics’ clients, Apple, Kohl’s and Macy’s each accounted for 10% or more of Grid Dynamics’ revenue in the nine month periods ended September 30, 2019 and 2018, and in the year ended December 31, 2018. In the year ended December 31, 2017, Kohl’s and Macy’s accounted for 10% or more of Grid Dynamics’ revenue.

Grid Dynamics typically enters into a master services agreement with its clients, which provides a framework for services that is then supplemented by statements of work, which specify the particulars of each individual engagement.

Competition

Grid Dynamics faces competition from both global IT services providers as well as those based in CEE. Grid Dynamics believes that the principal competitive factors in its business include technical expertise and industry knowledge, culture, reputation and track record for high-quality and on-time delivery of work, effective employee recruiting, training and retention, responsiveness to clients’ business needs and financial stability.

Grid Dynamics faces competition primarily from:

•        emerging mid-cap digital services companies, such as EPAM Systems, Inc., Globant S.A. and Endava plc;

•        large global consulting and outsourcing firms, such as Accenture, Atos Origin, Capgemini, DXC and IBM;

•        India-based technology outsourcing IT services providers, such as Cognizant Technology Solutions, GlobalLogic, HCL Technologies, Infosys Technologies, Mindtree, Sapient, Symphony Technology Group, Tata Consultancy Services and Wipro; and

•        in-house IT departments of Grid Dynamics’ clients and potential clients.

Given Grid Dynamics’ focus on complex digital transformation programs, technical employee base and the development and continuous improvement in new software technology, Grid Dynamics believes that it is well positioned to compete effectively in the future.

Human Capital and Employees

People are critical to the success of Grid Dynamics since attracting and retaining employees is a key factor in Grid Dynamics’ ability to grow revenues and meet the clients’ needs. As of September 30, 2019, Grid Dynamics had 1,349 personnel across five countries.

Recruitment and Retention

Grid Dynamics hires both for skills and cultural fit. The reality of the changing technological landscape demands that the engineering personnel are able to continuously acquire new proficiencies and skills.

Grid Dynamics’ hiring program is driven by demand within current and projected clients. These data are constantly reviewed to ensure proper recruiting and training pipeline. The geographical spread helps Grid Dynamics to shorten the time to identify and recruit top technical talent. Grid Dynamics targets the top 10% of technical talent from top technical universities. Nearly 100% of Grid Dynamics’ engineering personnel have advanced degrees in computer science.

To attract, retain and motivate IT professionals, Grid Dynamics seeks to provide an environment and culture that rewards entrepreneurial initiative and performance. In addition, Grid Dynamics offers a challenging work environment, ongoing skills development initiatives and attractive career advancement and promotion opportunities.

Grid Dynamics believes that it maintains a good working relationship with its employees and has not experienced any labor disputes. Grid Dynamics’ employees have not entered into any collective bargaining agreements.

Training and Development

Grid Dynamics dedicates significant resources to the training and development of its technical leaders. The company believes in the importance of supporting educational initiatives and sponsors employees’ participation in internal and external training and certifications.

Every year Grid Dynamics delivers hundreds of courses in emerging technologies to its engineers using the Grid University online education platform. Employees can also take advantage of educational and certification programs offered by the technology leaders both in open-source as well as in proprietary spaces.

Furthermore, through Grid Dynamics, deep relationships with top local universities, forged over years of collaboration, and specialized recruiting programs, Grid Dynamics can scale the hiring and staffing of new engineering teams to support complex technical programs faster than most others in the industry.

Grid Dynamics also provides ongoing English language training at all of its delivery centers to maintain and enhance the English language skills of its IT professionals.

Management Training Programs

Grid Dynamics offers support, training and mentoring programs to managers through the Grid Dynamics Manager Training School. Various courses help managers build strong teams through positive work environment, group inspiration and individual motivation.

Internships

Grid Dynamics has a long-standing tradition of running internship programs for students and junior engineers. The company opens its doors to young, promising engineers who are ready for a life-changing career of working on complex projects in big data, machine learning, AI and more.

Each intern works with a mentor who helps them adapt, shares knowledge and supports them in developing the necessary skills.

Intellectual Property

Protection of intellectual property rights is paramount to Grid Dynamics and its clients. Grid Dynamics relies on a combination of intellectual property laws, trade secrets, confidentiality procedures and contractual provisions to protect its intellectual property. Grid Dynamics requires its employees, independent contractors, vendors and clients to enter into written confidentiality agreements upon the commencement of their relationships with Grid Dynamics. These agreements generally provide that any confidential or proprietary information disclosed or otherwise made available by Grid Dynamics must be kept confidential.

Grid Dynamics customarily enters into non-disclosure agreements with its clients with respect to the use of their software systems and platforms. Grid Dynamics’ clients usually own the intellectual property in the software or systems Grid Dynamics develops for them. Furthermore, Grid Dynamics usually grants a perpetual, worldwide, royalty-free, nonexclusive, transferable and non-revocable license to its clients to use its preexisting intellectual property to the extent necessary in order to use the software or systems Grid Dynamics developed for them.

Grid Dynamics and its clients often use open-source software to improve quality and reduce time-to-market. Grid Dynamics works with the client compliance departments to help determine the impact of open-source licensing on client priorities.

Regulations

Due to the industry and geographic diversity of Grid Dynamics’ operations and services, Grid Dynamics’ operations are subject to a variety of rules and regulations in the United States, Russia, Ukraine and other CEE countries. See “Risk Factors—Risks Related to Government Regulations”.

Legal Proceedings

Although Grid Dynamics may, from time to time, be involved in litigation and claims arising out of its operations in the normal course of business, Grid Dynamics is not currently a party to any material legal proceeding. In addition, Grid Dynamics is not aware of any material legal or governmental proceedings against it or contemplated to be brought against it. Future litigation may be necessary, among other things, to defend Grid Dynamics or its customers by determining the scope, enforceability and validity of third-party proprietary rights or to establish Grid Dynamics’ proprietary rights. The results of any litigation cannot be predicted with certainty and, regardless of the outcome, litigation can have an adverse impact on Grid Dynamics because of defense and settlement costs, diversion of management resources and other factors.

Facilities

Grid Dynamics currently provides its services through a network of 11 facilities in five countries. Grid Dynamics’ principal executive offices are located at 5000 Executive Pkwy Suite 520, San Ramon, CA 94583. Grid Dynamics’ engineering centers are located in Plano, Texas, as well as Krakow and Wroclaw, Poland; Belgrade, Serbia; Lviv, Kyiv and Kharkiv, Ukraine; and St. Petersburg and Saratov, Russia (two engineering centers). Grid Dynamics leases all of its facilities both in the United States and CEE, which total approximately 140,000 square feet. Typical duration of a lease for CEE offices is two to three years, while in the United States the leases are longer, typically between three and six years. Grid Dynamics believes that its existing facilities are adequate to support its existing operations and that it has ample opportunities to expand office space in all current locations to sustain expected growth.

GRID Dynamics MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of Grid Dynamics’ financial condition and results of operations should be read together with Grid Dynamics’ audited consolidated financial statements as of and for the years ended December 31, 2018 and 2017 and its unaudited condensed interim consolidated financial statements as of September 30, 2019 and for the nine-month periods ended September 30, 2019 and 2018, in each case together with related notes thereto, included elsewhere in this proxy statement. The discussion and analysis should also be read together with Grid Dynamics’ pro forma financial information as of September 30, 2019 and for the nine-month period then ended and for the year ended December 31, 2018, included elsewhere in this proxy statement. See “Unaudited Pro Forma Condensed Combined Financial Information.” The following discussion contains forward-looking statements. Grid Dynamics’ actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause future results to differ materially from those projected in the forward-looking statements include, but are not limited to, those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements,” included elsewhere in this proxy statement.

Overview

Grid Dynamics is an emerging leader in enterprise-level digital transformations in Fortune 1000 companies. For enterprises that create innovative digital products and experiences, Grid Dynamics offers close collaboration from digital consulting to early prototypes to enterprise-scale delivery of new digital platforms. Since its inception in 2006 in Menlo Park, California, as a grid and cloud consultancy firm, Grid Dynamics has been on the forefront of digital transformation, working on big ideas like cloud computing, NOSQL, DevOps, microservices, big data and artificial intelligence (“AI”), and quickly established itself as a provider of choice for technology and digital enterprise companies.

As a leading global digital engineering and information technology (“IT”) services provider with its headquarters in Silicon Valley and engineering centers in the United States and multiple Central and Eastern European countries, Grid Dynamics’ core business is to deliver focused and complex technical consulting, software design, development, testing and internet service operations. Grid Dynamics works in close collaboration with its clients to provide digital transformation initiatives that span strategy consulting, development of early prototypes and enterprise-scale delivery of new digital platforms. Grid Dynamics also helps organizations become more agile and create innovative digital products and experiences through its deep expertise in emerging technology, such as AI, data science, cloud computing, big data and DevOps, top global engineering talent, lean software development practices and a high-performance product culture. Grid Dynamics believes that the key to its success is a business culture that puts products over projects, client success over contract terms and real business results over pure technical innovation. By leveraging Grid Dynamics’ proprietary processes optimized for innovation, emphasis on talent development and technical expertise, Grid Dynamics has been able to achieve significant growth.

The following table sets forth a summary of Grid Dynamics’ financial results for the periods indicated:

	Nine months ended September 30,				Year ended December 31,
	2019		2018		2018		2017
(dollars in thousands, except per share data)		% of revenue		% of revenue		% of revenue		% of revenue
Revenues	$86,325	100.0%	$66,376	100.0%	$91,865	100.0%	$70,684	100.0%
Gross profit	35,571	41.2%	28,412	42.8%	39,306	42.8%	30,047	42.5%
Income from operations	11,480	13.3%	11,904	17.9%	13,829	15.1%	13,107	18.5%
Net income	8,700	10.1%	8,316	12.5%	9,228	10.0%	13,184	18.7%
Non-GAAP Financial Information(1)
Adjusted EBITDA	16,960	19.6%	14,339	21.6%	19,405	21.1%	16,398	23.2%
Adjusted Net Income	11,746	13.6%	10,062	15.2%	13,036	14.2%	10,496	14.8%
Adjusted Pro Forma Diluted EPS(2)	$0.22–0.25	n/a	$0.19–$0.21	n/a	$0.25–0.28	n/a	n/a	n/a

____________

(1)      Adjusted EBITDA, Adjusted Net Income and Adjusted Pro Forma Diluted EPS are non-GAAP financial measures. See “Non-GAAP Measures” below for additional information and reconciliations to the most directly comparable GAAP financial measures.

(2)      Adjusted Net Income for the period divided by the pro forma diluted average shares outstanding under a “no redemptions” scenario and “maximum redemptions” scenario, assuming the Business Combination closed on January 1, 2018. The pro forma share count is used to facilitate comparability with future periods. The range reflects assumptions of pro forma average shares outstanding, which are estimated at 47.2 million in the “maximum redemptions” scenario and 52.5 million in the “no redemptions” scenario. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Grid Dynamics’ business has expanded rapidly since January 1, 2017, when it served 17 customers, growing to 37 customers as of September 30, 2019. Grid Dynamics’ substantial revenue growth rates during the periods presented in this proxy statement have been accompanied by steady gross profit margins, ranging between approximately 41% and 43%, and improving Adjusted EBITDA performance, reflecting the underlying scalability of Grid Dynamics’ business model. Grid Dynamics expects these trends to continue through the end of 2019.

Grid Dynamics operates its business through a single operating and reportable segment and serves customers that operate mainly in the retail, technology & media and financial services sectors. See “Key Components of Revenue and Expenses” below for a description of Grid Dynamics’ principal income statement line-items.

Comparability of Financial Information

Grid Dynamics’ results of operations and statements of assets and liabilities may not be comparable between periods as a result of the Business Combination and the other events and transactions discussed below.

Business Combination and Public Company Costs

Grid Dynamics entered into an Agreement and Plan of Merger (“Merger Agreement”) with ChaSerg Technology Acquisition Corp. (“ChaSerg”) on November 13, 2019. Pursuant to the Merger Agreement, and assuming a favorable vote of ChaSerg’s stockholders, Grid Dynamics will merge into a newly formed subsidiary of ChaSerg and ChaSerg will be renamed Grid Dynamics Holdings, Inc. (the “Business Combination”). Upon consummation of the Business Combination, Grid Dynamics will be deemed to be the accounting predecessor and the combined entity will be the successor SEC registrant, meaning that Grid Dynamics’ financial statements for previous periods will be disclosed in the registrant’s future periodic reports filed with the SEC.

Referred to as a reverse recapitalization or reverse merger and under this method of accounting, ChaSerg will be treated as the acquired company for financial statement reporting purposes. The most significant change in the successor’s future reported financial position and results are expected to be an estimated increase in cash (as compared to Grid Dynamics’ balance sheet at September 30, 2019) of between approximately $17 million, assuming maximum shareholder redemptions permitted under the Merger Agreement, and $70 million, assuming no shareholder redemptions. Total non-recurring transaction costs are estimated at approximately $20 million, of which Grid Dynamics expects approximately $6 million to be expensed. In addition, certain Grid Dynamics stock options will be accelerated upon closing of the Business Combination, which is expected to result in a non-recurring expense of approximately $4.8 million in the period in which the closing takes place. See “Unaudited Pro Forma Condensed Combined Financial Information.”

As a consequence of the Business Combination, Grid Dynamics will become the successor to an SEC-registered and NASDAQ-listed company which will require Grid Dynamics to hire additional staff and implement procedures and processes to address public company regulatory requirements and customary practices. Grid Dynamics expects to incur additional annual expenses for, among other things, directors’ and officers’ liability insurance, director fees and additional internal and external accounting and legal and administrative resources, including increased audit and legal fees. Grid Dynamics estimates that these incremental costs will range between approximately $2.5 million and $4.0 million per year, as a result of which Grid Dynamics expects its operating expenses to be higher in future periods.

ASL Merger and Potential Future Acquisitions

Grid Dynamics was acquired by and merged with Automated Systems Holdings Limited (“ASL”) on April 7, 2017 (the “ASL Merger”). Grid Dynamics will continue to be a subsidiary of ASL until the consummation of the Business Combination. After the ASL Merger, Grid Dynamics and ASL continued to operate as separate, standalone businesses. Accordingly, the companies do not share any material services or operations that would need to be replaced or optimized in connection with the Business Combination in order to permit Grid Dynamics to operate as a standalone company. In addition, and in connection with the ASL Merger, Grid Dynamics agreed to pay retention bonuses of up to $10.0 million over four years, payable semi-annually. Grid Dynamics incurred retention bonus costs of $1.6 million in each of the nine month periods ended September 30, 2019 and 2018, and $2.5 million and $1.9 million in 2018 and 2017, respectively. In connection with the Business Combination, all outstanding retention bonus obligations related to the ASL Merger will be accelerated and paid in full to Grid Dynamics personnel immediately prior to the closing of the Business Combination, which is expected to impact Grid Dynamics’ results of operations for the period in which the closing takes place (additional expense estimated at approximately $3.8 million) but will not recur in future periods.

In addition, Grid Dynamics maintains a pipeline of, and from time to time evaluates, potential acquisitions and is likely to be acquisitive in the future. Any potentially significant future business acquisitions and the costs related to pursuing them may impact the comparability of Grid Dynamics’ results in future periods with those for periods preceding such acquisitions or attempted acquisitions.

Foreign Currency Exchange Rate Exposure

Grid Dynamics is exposed to foreign currency exchange rate risk and its profit margins are subject to volatility between periods due to changes in foreign currency exchange rates relative to the U.S. dollar. Grid Dynamics’ functional currency, as well as the functional currency of all of its subsidiaries, is the U.S. dollar. Grid Dynamics contracts with customers for payment in and generates substantially all of its revenue in U.S. dollars. Its non-U.S. subsidiaries’ operations relate substantially to performing services under those contracts. Several of Grid Dynamics’ subsidiaries conduct operations and employ or contract personnel in Russia, Ukraine, Poland and Serbia, but keep their books and records in U.S. dollars. Grid Dynamics’ foreign currency transaction exposure is a result of having to convert U.S. dollars into the local currencies of the countries in which it must pay expenses, typically by transferring funds to its non-U.S. subsidiaries. These expenses are primarily comprised of compensation and benefits and other operating costs, such as rent. Subsidiary transactions executed in local currencies are converted into U.S. dollars at the exchange rate in effect on the date of the transaction, in the case of asset and liability transactions, or at the average monthly exchange rate, in the case of income and expense transactions. Certain balances in local currencies, particularly cash and financial instruments, are adjusted at each balance sheet date to reflect the then-current exchange rate, which is the rate at which the related receivable or payable could be settled at that date. As a result, Grid Dynamics’ assets, liabilities, profit margins and other measures of profitability may be subject to volatility due to changes in the exchange rate of the U.S. dollar against the currencies in which Grid Dynamics’ subsidiaries incur operating expenses, and may not be comparable between periods.

In the nine months ended September 30, 2019, approximately 22%, 13% and 11% of Grid Dynamics’ $74.8 million of combined cost of revenue and total operating expenses were denominated in the Russian ruble, Ukrainian hryvnia and Polish zloty, respectively. Comparatively, the same foreign currencies accounted for approximately 26%, 13% and 10%, respectively, of Grid Dynamics’ $78.0 million of combined cost of revenue and total operating expenses in 2018 and approximately 33%, 13% and 6%, respectively, of Grid Dynamics’ $57.6 million of combined cost of revenue and total operating expense in 2017. Grid Dynamics does not currently hedge its foreign currency exposure, although it seeks to minimize such exposure by limiting cash transfers to amounts necessary to fund subsidiary operating expenses for a short period, typically one to two weeks. When and where possible, Grid Dynamics seeks to match expenses to the U.S. dollar. For example, in Ukraine, Grid Dynamics generally pays salaries in the current hryvnia equivalent of an agreed U.S. dollar amount, consistent with local requirements. As a result, a significant portion of Grid Dynamics’ exposure to fluctuations in the value of the Ukrainian hryvnia against the U.S. dollar is naturally hedged. Management carefully evaluates its exposure to foreign currency risk and, though Grid Dynamics does not currently hedge this exposure through the use of financial instruments, it may do so in the future. See “—Quantitative and Qualitative Disclosures about Market Risk—Foreign Currency Exchange Rate Risk” below for more information about Grid Dynamics’ exposure to foreign currency exchange rates.

Seasonality

Grid Dynamics’ business is subject to seasonal trends that impact its revenues and profitability between quarters, largely driven by the U.S. retail cycle, which drives the behavior of a significant portion of Grid Dynamics’ customers, and the timing of holidays in the countries in which Grid Dynamics operates. Excluding the impact of growth in its book of business, Grid Dynamics has historically recorded higher revenue and gross profit in the second and third quarters of each year compared to the first and fourth quarters of each year. The Christmas holiday season in Russia and Ukraine, for example, falls in the first quarter of the calendar year, resulting in reduced activity and billable hours. In addition, many of Grid Dynamics’ retail sector customers tend to slow their discretionary spending during the holiday sale season, which typically lasts from late November (before Thanksgiving) through late December (after Christmas).

Key Performance Indicators and Other Factors Affecting Performance

Grid Dynamics uses the following key performance indicators and assesses the following other factors to analyze its business performance, to make budgets and financial forecasts and to develop strategic plans:

Employees by Region

Attracting and retaining the right employees is critical to the success of Grid Dynamics’ business and is a key factor in Grid Dynamics’ ability to meet client needs and grow its revenue base. Grid Dynamics’ revenue prospects and long-term success depend significantly on its ability to recruit and retain qualified IT professionals. A substantial majority of Grid Dynamics’ personnel is comprised of such IT professionals.

The following table shows the number of Grid Dynamics personnel (including full-time employees and contractors serving in similar capacities) by region, as of the dates indicated:

	As of September 30,		As of December 31,
	2019	2018	2018	2017
United States	244	196	218	136
Central and Eastern Europe(1)	1,105	876	926	672
Total	1,349	1,072	1,144	808

____________

(1)      Includes Russia, Ukraine, Poland and Serbia.

Attrition

There is competition for IT professionals in the regions in which Grid Dynamics operates, and any increase in such competition may adversely impact Grid Dynamics’ business and gross profit margins. Employee retention is one of Grid Dynamics’ main priorities and is a key driver of operational efficiency. Grid Dynamics seeks to retain top talent by providing the opportunity to work on exciting, cutting-edge projects for high profile clients, a flexible work environment and training and development programs. Grid Dynamics’ management targets a voluntary attrition rate no higher than the mid-teen percentages, in line with the industry, and believes Grid Dynamics’ voluntary attrition rate was below the targeted ceiling since 2017.

Hours and Utilization

As most of Grid Dynamics’ customer projects are performed and invoiced on a time and materials basis, Grid Dynamics’ management tracks and projects billable hours as an indicator of business volume and corresponding resource needs for IT professionals. To maintain its gross profit margins, Grid Dynamics must effectively utilize its IT professionals, which depends on its ability to integrate and train new personnel, to efficiently transition personnel from completed projects to new assignments, to forecast customer demand for services and to deploy personnel with appropriate skills and seniority to projects. Grid Dynamics’ management analyzes and projects utilization to measure the efficiency of its workforce and to inform management’s budget and personnel recruiting decisions.

Customer Concentration

Grid Dynamics’ ability to retain and expand its relationships with existing clients and add new clients are key indicators of its revenue potential. Grid Dynamics grew its customer base from 17 customers as of January 1, 2017 to 37 customers as of September 30, 2019. Grid Dynamics’ procurement of new customers has a direct impact on its ability to diversify its sources of revenue and replace customers that may no longer require its services. Grid Dynamics has a relatively high level of revenue concentration with certain customers. Of Grid Dynamics’ customers, Apple, Kohl’s and Macy’s each accounted for 10% or more of Grid Dynamics’ revenue in the nine month periods ended September 30, 2019 and 2018 and in the year ended December 31, 2018. In the year ended December 31, 2017, Kohl’s and Macy’s accounted for 10% or more of Grid Dynamics’ revenue. For more information about Grid

Dynamics’ customer concentration, see Note 2 (“Basis of presentation and summary of significant accounting policies — Concentrations of credit risk and significant customers”) to the audited consolidated financial statements included elsewhere in this proxy statement.

While Grid Dynamics has diversified its customer base and decreased its revenue concentration with its top five and top ten customers through the periods discussed in this proxy statement, it has also increased revenue from its top customers. For example, each of Grid Dynamics’ top ten customers accounted for an average of $8.7 million in revenue in 2018, up from an average of $6.6 million in 2017.

The following table shows the evolution of Grid Dynamics’ customer base and revenue concentration, as of the dates and for the periods indicated (interim period customer results are annualized for purposes of this table):

	Nine months ended September 30,		Year ended December 31,
	2019	2018	2018	2017
	(in percentage of total revenue, except number of customers)
Total customers (as of period end)	37	24	25	26
Of which (customer revenue amounts annualized for interim periods):
>$5.0 million	7	6	7	5
>$2.5 – 5.0 million	3	3	2	2
>$1.0 – 2.5 million	6	2	2	3
Revenue concentration with top 5 customers	68%	72%	71%	73%
Revenue concentration with top 10 customers	88%	94%	94%	93%

Non-GAAP Measures

To supplement Grid Dynamics’ consolidated financial data presented on a basis consistent with GAAP, this proxy statement contains certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted Net Income and Pro Forma Adjusted Diluted Earnings Per Share, or EPS. Grid Dynamics has included these non-GAAP financial measures because they are financial measures used by Grid Dynamics’ management to evaluate Grid Dynamics’ core operating performance and trends, to make strategic decisions regarding the allocation of capital and new investments and are among the factors analyzed in making performance-based compensation decisions for key personnel. These measures exclude certain expenses that are required under GAAP. Grid Dynamics excludes these items because they are non-recurring or, in the case of stock-based compensation, non-cash expenses that are determined based in part on Grid Dynamics’ underlying performance.

Grid Dynamics believes these supplemental performance measurements are useful in evaluating operating performance, as they are similar to measures reported by its public industry peers and those regularly used by security analysts, investors and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures are not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

Grid Dynamics defines and calculates its non-GAAP financial measures as follows:

•        Adjusted EBITDA: net income before interest income/expense, provision for income taxes and depreciation and amortization, and further adjusted for the impact of stock-based compensation expense, transaction-related costs (which include, when applicable, professional fees, retention bonuses, and consulting, legal and advisory costs related to Grid Dynamics’ merger and acquisition and capital-raising activities), impairment of goodwill and other income/expenses, net (which includes mainly interest income and expense, foreign currency transaction losses and gains, fair value adjustments and other miscellaneous expenses).

•        Adjusted Net Income: Net income adjusted for the impact of stock-based compensation, transaction-related costs, impairment of goodwill, other income/expenses, net, and the tax impacts of these adjustments.

•        Adjusted Pro Forma Diluted EPS: Adjusted Net Income, divided by the pro forma diluted weighted average number of common shares outstanding for the period (assuming the Business Combination was consummated on January 1, 2018). The pro forma share count is used to facilitate comparability with future periods.

The following table presents the reconciliation of Grid Dynamics’ Adjusted EBITDA to its consolidated net income, the most directly comparable GAAP measure, for the periods indicated:

	Nine months ended September 30,		Year ended December 31,
	2019	2018	2018	2017
	(in thousands)
Consolidated net income	$8,700	$8,316	$9,228	$13,184
Adjusted for:
Depreciation and amortization	1,681	813	1,312	660
Provision/(benefit) for income taxes	2,608	3,029	3,855	(76)
Impairment of goodwill	139	—	—	—
Stock-based compensation	2,025	—	1,756	756
Transaction-related costs(1)	1,635	1,622	2,508	1,875
Other (income)/ expenses, net(2)	172	559	746	(1)
Adjusted EBITDA	$16,960	$14,339	$19,405	$16,398

____________

(1)      Reflects retention bonuses payable pursuant to the merger agreement in respect of the ASL Merger, which are allocated proportionally across cost of revenue, engineering, research and development, sales and marketing and general and administrative expenses.

(2)      Other expenses consist primarily of losses on foreign currency transactions, fair value adjustments and other miscellaneous expenses and other income consists primarily of interest on cash held at banks.

The following table presents a reconciliation of Grid Dynamics’ Pro Forma Adjusted Diluted EPS and its Adjusted Net Income to its consolidated net income for the periods indicated:

	Nine months ended September 30,		Year ended December 31,
	2019	2018	2018	2017
	(in thousands, except per share data)
Consolidated net income	$8,700	$8,316	$9,228	$13,184
Adjusted for:
Impairment of goodwill	139	—	—	—
Stock-based compensation	2,025	—	1,756	756
Transaction-related costs(1)	1,635	1,622	2,508	1,875
Other (income)/expenses, net(2)	172	559	746	(1)
Tax impact of non-GAAP adjustments(3)	(925)	(435)	(1,202)	(5,318)
Adjusted Net Income	$11,746	$10,062	$13,036	$10,496
Pro Forma Adjusted Diluted EPS(4)	$0.22–0.25	$0.19–0.21	$0.25–0.28	n/a

____________

(1)      Reflects retention bonuses payable pursuant to the merger agreement in respect of the ASL Merger.

(2)      Other expenses consist primarily of losses on foreign currency transactions, fair value adjustments (for example, related to earn-outs) and other miscellaneous expenses and other income consists primarily of interest on cash held at banks.

(3)      Reflects the estimated tax impact of the non-GAAP adjustments presented in the table. For 2017, this includes an adjustment related to the U.S. tax effect of stock compensation expense, as the exercise of stock options in 2017 generated a material excess tax benefit that has been reversed in the non-GAAP adjustment.

(4)      Adjusted Net Income for the period divided by the pro forma diluted average shares outstanding under a “no redemptions” scenario and “maximum redemptions” scenario, assuming the Business Combination closed on January 1, 2018. The range reflects assumptions of pro forma average shares outstanding, which are estimated at 47.2 million in the “maximum redemptions” scenario and 52.5 million in the “no redemptions” scenario. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Key Components of Revenue and Expenses

Revenue

Grid Dynamics generates revenue by providing focused and complex services in the area of software engineering, development, integration, testing, and operations of digital services. Grid Dynamics provides services mainly on a time and materials basis and, to a much lesser extent, on a fixed-fee basis. While fixed-fee contracts currently represent an immaterial portion of overall revenue for the periods presented, Grid Dynamics expects proportionate revenue from fixed-fee contracts to increase in future periods due to a recent arrangement with a significant customer. On a time and materials basis, Grid Dynamics earns and recognizes revenue as hours and costs are incurred. On its current and future fixed fee contracts, Grid Dynamics earns and recognizes revenue as the work is performed, the monthly calculation of which is based upon estimated annual employee hours multiplied by number of employees on the project and divided by twelve months. For both time and materials contracts and fixed fee contracts, hourly rates are typically determined based on the location and experience of Grid Dynamics personnel selected to perform the service and are negotiated for each contract or statement of work, as the case may be. For fixed fee contracts, the fixed fee generally remains constant for the contracted project period unless the client directs a change in scope of project work or requests additional Grid Dynamics employees in excess of those scheduled for a specific project.

In select cases, Grid Dynamics offers volume discounts or early settlement discounts, which are recorded as contra-revenue items. Volume discounts apply once the customer reaches certain contractual spend thresholds. Early settlement discounts are issued contingent upon the timing of the payment from the customer. If there is uncertainty about project completion or receipt of payment for services provided, revenue is deferred until the uncertainty is sufficiently resolved.

Costs and Expenses

Certain of our cost trends may be impacted by the Business Combination and other factors. See “— Comparability of Financial Information” and “— Key Performance Indicators and Other Factors Affecting Performance” above.

Cost of revenue.    Cost of revenue consists primarily of salaries and employee benefits, including performance bonuses and stock-based compensation, and travel expenses for client-serving personnel. Cost of revenue also includes depreciation and amortization expense related to client-serving activities.

Engineering, Research and Development.    Engineering, research and development expenses consist mainly of salaries and employee benefits including performance bonuses and stock-based compensation for personnel engaged in the design and development of solutions and personnel. Engineering, research and development expenses also includes depreciation and amortization expense related to such activities. Engineering, research and development costs are expensed as incurred.

Sales and Marketing.    Sales and marketing expenses consist primarily of expenses associated with promoting and selling Grid Dynamics’ services and consists mainly of salaries and benefits, including performance bonuses and stock-based compensation, marketing events, travel, as well as depreciation and amortization expense related to such activities.

General and Administrative.    General and administrative expenses consist primarily of administrative personnel and officers’ salaries and benefits including performance bonuses and stock-based compensation, legal and audit expenses, insurance, operating lease expenses (mainly facilities and vehicles) and other facility costs, workforce global mobility initiatives, restructuring and employee relocations costs (not in connection with customer projects), and depreciation and amortization expense related to such activities. General and administrative expenses include a substantial majority of Grid Dynamics’ stock-based compensation costs for the financial periods discussed in this proxy statement.

Provision for Income Taxes.    Grid Dynamics follows the asset and liability method of accounting for income taxes, whereby deferred income taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax basis of the assets and liabilities. The provision for income taxes reflects income earned and taxed in the various U.S. federal and state and non-U.S. jurisdictions. Jurisdictional tax law changes, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowances, and the change in the mix of earnings from these taxing jurisdictions all affect the overall effective tax rate. Grid Dynamics’ effective tax rate was 23.1% and 26.7% in the nine month periods ended September 30, 2019 and 2018, respectively, and 29.5% and (0.6)% in the years ended December 31, 2018 and 2017, respectively. The differences in effective tax rate between the nine month periods ended September 30, 2019 and 2018 were attributable mainly to an increase in stock compensation deductions in the 2019 interim period, as well as a change in mix of taxing jurisdictions. In 2017, the unusually low effective tax rate was due mainly to a stock-based compensation deduction attributable to options acceleration and exercise in connection with the ASL Merger, the impact of which was partially offset by a one-time charge related to U.S. tax reform.

Results of Operations

Nine Months Ended September 30, 2019 Compared to the Nine Months Ended September 30, 2018

The following table sets forth a summary of Grid Dynamics’ consolidated results of operations for the interim periods indicated, and the changes between periods:

	Nine months ended September 30,
	2019	2018	Change
(in thousands, except percentages)
Revenue	$86,325	$66,376	$19,949	30.1%
Cost of revenue	50,754	37,964	12,790	33.7%
Gross profit	35,571	28,412	7,159	25.2%
Engineering, research, and development	3,284	2,235	1,049	46.9%
Sales and marketing	5,262	2,871	2,391	83.3%
General and administrative	15,545	11,402	4,143	36.3%
Total operating expense	24,091	16,508	7,583	45.9%
Income from operations	11,480	11,904	(424)	(3.6%)
Other income/(expenses), net	(172)	(559)	387	n.m.
Income before income taxes	11,308	11,345	(37)	n.m.
Provision for income taxes	2,608	3,029	(421)	(13.9%)
Net Income	$8,700	$8,316	$384	4.6%

n.m. = not meaningful.

Revenue.    Revenue increased by $19.9 million, or 30.1%, to $86.3 million in the nine months ended September 30, 2019 from $66.4 million in the nine months ended September 30, 2018. Grid Dynamics’ top five customers contributed $58.4 million and $47.8 million to revenue for the nine month periods ended September 30, 2019 and 2018, respectively, in the aggregate accounting for $10.6 million of the increase despite a decline in revenue from one of Grid Dynamics’ top five customers due to cost-cutting initiatives. The remainder of the increase reflected growth in revenue from new customers (i.e., customers for which Grid Dynamics performed services for the first time during the period), which accounted for an additional $4.2 million of the increase, and other existing customers. Substantially the entire revenue increase was driven by increased business volume, as Grid Dynamics’ average rates remained steady.

Cost of Revenue and Gross Profit.    Cost of revenue increased by $12.8 million, or 33.7%, to $50.8 million in the nine months ended September 30, 2019 from $38.0 million in the nine months ended September 30, 2018, reflecting Grid Dynamics’ increased business volume.

Gross profit increased by $7.2 million, or 25.2%, to $35.6 million in the nine months ended September 30, 2019 compared to $28.4 million in the nine months ended September 30, 2018. Gross margin (gross profit as a percentage of revenue) decreased by 1.6 percentage points to 41.2% in the nine months ended September 30, 2019 from 42.8% in the nine months ended September 30, 2018. The gross margin decline was attributable mainly to a change in employee mix, reflecting Grid Dynamics’ expansion in Poland and an increase in the ratio of U.S.-based to non-U.S.-based personnel engaged in performing Grid Dynamics’ customer contracts. These trends reflect Grid Dynamics’ commitment to staffing its increasingly complex projects with appropriately experienced personnel. Grid Dynamics’ U.S. and Poland based employees are billed at higher hourly rates and generate more gross profit dollars per hour than professionals in other Grid Dynamics locations. However, the costs of these U.S. and Poland based employees are also higher and, therefore, they generate modestly lower gross margins.

Engineering, Research and Development.    Engineering, research and development expense increased by $1.1 million to $3.3 million in the nine months ended September 30, 2019, a 46.9% increase from $2.2 million in the nine months ended September 30, 2018, reflecting Grid Dynamics’ efforts to develop its solutions and expertise.

Sales and Marketing.    Sales and marketing expense increased by $2.4 million, or 83.3%, to $5.3 million in the nine months ended September 30, 2019 from $2.9 million in the nine months ended September 30, 2018. Sales and marketing expense accounted for 6.1% of Grid Dynamics’ revenue in the nine months ended September 30, 2019 compared to 4.3% in the nine months ended September 30, 2018, an increase of 1.8 percentage points. The increase was due mainly to the development of Grid Dynamics’ sales force personnel and ramp up in marketing events, starting in mid-2018.

General and Administrative.    General and administrative expense increased by $4.1 million, or 36.3%, to $15.5 million in the nine months ended September 30, 2019 from $11.4 million in the nine months ended September 30, 2018. Grants under a new stock-based compensation plan accounted for $1.9 million of the increase and goodwill impairment accounted for another $0.1 million. The remainder of the increase was attributable to Grid Dynamics’ footprint expansion (including four new offices and expansion of existing offices), relocation of personnel, increased spend on workforce global mobility initiatives and increased acquisition-related exploratory costs. As a result, general and administrative expense accounted for 18.0% of Grid Dynamics’ revenue in the nine months ended September 30, 2019, an increase of 0.8 percentage points from 17.2% in the nine months ended September 30, 2018.

Other income/(expenses), net.    Other net expenses decreased to $0.2 million for the nine months ended September 30, 2019 from $0.6 million for the nine months ended September 30, 2018, reflecting increased interest income and a reduction in miscellaneous expenses.

Provision for Income Tax.    Provision for income tax was $2.6 million in the nine months ended September 30, 2019 compared to $3.0 million in the nine months ended September 30, 2018. The effective tax rate declined by 3.6 percentage points between periods, due to increased deductions and change in mix of taxing jurisdictions as discussed under “— Key Components of Revenue and Expenses — Costs and Expenses — Provision for income tax.”

Net Income.    Net income increased to $8.7 million in the nine months ended September 30, 2019 from $8.3 million in the nine months ended September 30, 2018, for the reasons discussed above.

Year Ended December 31, 2018 Compared to Year Ended December 31, 2017

The following table sets forth a summary of Grid Dynamics’ consolidated results of operations for the years indicated, and the changes between periods:

	Year ended December 31,
	2018	2017	Change
(in thousands, except percentages)
Revenue	$91,865	$70,684	$21,181	30.0%
Cost of revenue	52,559	40,637	11,922	29.3%
Gross profit	39,306	30,047	9,259	30.8%
Engineering, research, and development	2,643	1,975	668	33.8%
Sales and marketing	5,200	2,353	2,847	121.0%
General and administrative	17,634	12,612	5,022	39.8%
Total operating expense	25,477	16,940	8,537	50.4%
Income from operations	13,829	13,107	722	5.5%
Other income/(expenses), net	(746)	1	(747)	n.m.
Income before income taxes	13,083	13,108	(25)	n.m.
Provision/(benefit) for income taxes	3,855	(76)	3,931	5,172.4%
Net Income	$9,228	$13,184	$(3,956)	(30.0%)

n.m. = not meaningful

Revenue.    Revenue increased by $21.2 million, or 30.0%, to $91.9 million in 2018 from $70.7 million in 2017, driven mainly by increased revenue with existing customers. Revenue from Grid Dynamics’ top five customers (of which two were new to this category) increased $14.1 million to $65.4 million in 2018 from $51.3 million in 2017, with one of these customers accounting for $9.4 million of the increase. New customers accounted for an additional $2.2 million of the increase, and other existing customers for the remainder. Business volume accounted for a substantial majority of the year-on-year revenue growth, while a modest increase in Grid Dynamics’ average rates contributed marginally.

Cost of Revenue and Gross Profit.    Cost of revenue increased by $11.9 million, or 29.3%, to $52.6 million in 2018 from $40.6 million in 2017, reflecting Grid Dynamics’ increased business volume.

Gross profit increased by $9.3 million, or 30.8%, to $39.3 million in 2018 from $30.0 million in 2017, resulting in gross margins of 42.8% and 42.5% in 2018 and 2017, respectively. The 0.3 percentage point gross margin improvement was attributable mainly to improved utilization rates, which more than offset the impact of a $0.3 million increase in transaction-related retention bonuses allocated to cost of revenue.

Engineering, Research and Development.    Engineering, research and development expense increased by $0.7 million, or 33.8%, to $2.6 million in 2018 from $2.0 million in 2017, reflecting Grid Dynamics’ increased investment in developing its solutions and personnel.

Sales and Marketing.    Sales and marketing expenses increased by $2.8 million, or 121.0%, to $5.2 million in 2018 from $2.4 million in 2017, primarily reflecting the build-out of Grid Dynamics’ sales force and ramp in marketing events. As a result, sales and marketing expense accounted for 5.7% of Grid Dynamics’ revenue in 2018, and increase of 2.4 percentage points from 3.3% in 2017.

General and Administrative.    General and administrative expenses increased by $5.0 million, or 39.8%, to $17.6 million in 2018 from $12.6 million in 2017. Increased stock-based compensation accounted for $1.0 million of the increase. The remainder of the increase was attributable mainly to increased staffing levels to support operational growth, initial investment in global mobility initiatives and opening of new offices in Europe and Plano, Texas. General and administrative expense accounted for 19.2% of Grid Dynamics’ revenue in 2018 and 17.8% in 2017.

Other income/(expenses), net.    Other expenses increased to $0.7 million in 2018, primarily reflecting higher foreign currency exchange losses.

Provision for Income Tax.    Provision for income tax was $3.9 million in 2018 compared to an income tax benefit of $(0.1) million in 2017, reflecting effective tax rates of 29.5% and (0.6)% in the respective years. The significant increase in Grid Dynamics’ effective tax rate in 2018 reflected the return to more normalized taxation levels. In 2017 Grid Dynamics was able to take a large stock-based compensation deduction in connection with the ASL Merger, as discussed in more detail under “— Key Components of Revenue and Expenses — Costs and Expenses — Provision for income tax.”

Net Income.    Net income decreased by $4.0 million, or 30.0%, to $9.2 million in 2018 from $13.2 million in 2017, for the reasons discussed above.

Liquidity and Capital Resources

Grid Dynamics measures liquidity in terms of its ability to fund the cash requirements of its business operations, including working capital needs, capital expenditures, contractual obligations and other commitments with cash flows from operations and other sources of funding. Grid Dynamics’ current liquidity needs relate mainly to working capital, consisting mainly of compensation and benefits of Grid Dynamics’ employees and contractors and capital expenditures for computer hardware and office furniture. Grid Dynamics’ ability to expand and grow its business will depend on many factors including its capital expenditure needs and the evolution of its operating cash flows. Grid Dynamics may need more cash resources due to changed business conditions or other developments, including investments or acquisitions. Grid Dynamics believes that its operating cash flows are sufficient to fund its currently expected levels of operating, investing and financing expenditures for a period of twelve months from the date of this proxy statement. However, if Grid Dynamics’ resources are insufficient to satisfy its cash requirements, it may need to seek additional equity or debt financing, which may be subject to conditions outside of Grid Dynamics’ control and may not be available on terms acceptable to Grid Dynamics’ management or at all.

As of September 30, 2019, Grid Dynamics had cash and cash equivalents amounting to $41.2 million (compared to $17.9 million at December 31, 2018 and $10.4 million at December 31, 2017). Of this amount, $2.8 million was held outside the United States, namely in Russia, Ukraine, Poland and Serbia (compared to $2.7 million as of December 31, 2018). As many of Grid Dynamics’ assets, operations and employees are located in these countries, Grid Dynamics expects that all such cash and cash equivalents will be used to fund future operating needs and Grid Dynamics’ management has no intention of repatriating the funds. If Grid Dynamics decided to remit funds from these countries to the United States in the future, whether in the form of inter-company dividends or otherwise, they may be subject to foreign withholding taxes. In addition, Grid Dynamics’ cash in banks in Russia, Ukraine, Poland and Serbia may be subject to other risks, as the banking sector in certain of these countries is subject to periodic instability, may be subject to sanctions and may be subject to capital adequacy and other banking standards that are substantially less onerous than those of the United States.

Grid Dynamics does not have any debt outstanding at the date of this proxy statement and did not have any debt outstanding at any balance sheet date presented. Grid Dynamics maintains a small credit line (less than $0.5 million) as credit support for a letter of credit facility and balances under corporate credit cards issued to certain employees. A letter of credit under this facility was issued and remains outstanding in support of an office lease in Poland.

Upon the consummation of the Business Combination, Grid Dynamics will also assume all of ChaSerg’s outstanding obligations at that time. See “Unaudited Pro Forma Condensed Combined Financial Information.”

Cash Flows

The following table summarizes Grid Dynamics’ cash flows for the periods indicated:

	Nine months ended September 30,		Year ended December 31,
(in thousands)	2019	2018	2018	2017
Net cash provided by operating activities	$10,816	$9,400	$10,584	$5,540
Net cash used in investing activities	(2,099)	(2,198)	(3,079)	(1,058)
Net cash provided by (used in) financing activities	14,604	—	—	(4,715)
Net increase (decrease) in cash and cash equivalents	23,321	7,202	7,505	(233)
Cash, cash equivalents (beginning)	17,862	10,357	10,357	10,590
Cash, cash equivalents (end)	$41,183	$17,559	$17,862	$10,357

Operating Activities.    Net cash provided by operating activities during the nine months ended September 30, 2019 increased by $1.4 million, or 15.1%, to $10.8 million from $9.4 million in the same period in 2018, driven by higher cash operating profit (before non-cash depreciation and amortization and stock-based compensation charges).

Net cash provided by operating activities in 2018 increased $5.0 million, or 91.0%, to $10.6 million, from $5.5 million in 2017, reflecting higher cash operating profit (excluding non-cash costs, including higher depreciation and amortization and stock-based compensation expenses) and changes in operating working capital, including a decrease in prepaid income taxes.

Investing Activities.    Net cash used in investing activities during the nine months ended September 30, 2019 was $2.1 million compared to $2.2 million used in the same period in 2018, and in both periods reflected mainly capital expenditures for computer hardware and related equipment.

Net cash used in investing activities in 2018 was $3.1 million compared to $1.1 million in 2017. The increase was primarily attributable increased capital expenditures, which comprised mainly computers and related equipment in both 2018 and 2017.

Financing Activities.    Net cash provided by financing activities was $14.6 million in the nine months ended September 30, 2019, reflecting primarily $14.9 million in proceeds from the sale of common and preferred stock to BGV and $1.7 million in proceeds from stock option grant exercises in the first nine months of 2019, partially offset by dividends paid of $2.0 million. Grid Dynamics had substantially no cash flows from or used in financing activities in the first nine months of 2018.

Grid Dynamics had no cash flows from or used in financing activities in 2018. In 2017, Grid Dynamics used net cash of $4.7 million in financing activities, reflecting mainly a $1.9 million debt repayment and a dividend payment of $3.0 million, marginally offset by proceeds from stock option grant exercises.

Contractual Obligations

The following table and the information that follows summarizes Grid Dynamics’ contractual obligations as of December 31, 2018.

	Total	Less than 1 year	1-3 Years	3-5 Years	More than 5 Years
	(in thousands)
Operating lease obligations(1)	$3,581	$2,157	$1,124	$300	—

____________

(1)      Includes leases of facilities and vehicles. Grid Dynamics’ headquarters in San Ramon, California is under lease, expiring in December 2022. Grid Dynamics also has 12 lease agreements for facilities in Texas, Russia, Poland, Serbia and Ukraine, under leases expiring between December 31, 2019 (renewal discussions are underway) and May 15, 2022.

Grid Dynamics’ outstanding operating lease obligations have not changed materially since December 31, 2018. Grid Dynamics currently has a retention payment obligation related to the ASL Merger, but this obligation will be accelerated and paid in full immediately prior to the closing of the Business Combination, and therefore is not reflected in the table above. See “Comparability of Financial Information—ASL Merger and Potential Future Acquisitions” above. In addition, Grid Dynamics purchases software licenses in the ordinary course of business.

Non-perpetual licenses are typically renewed annually. Grid Dynamics does not have any material obligations under contractual arrangements other than as disclosed in this proxy statement.

Off-Balance Sheet Arrangements and Commitments

Except for its credit support for the letter of credit and balances on corporate credit cards described above, Grid Dynamics does not have any off-balance sheet arrangements of the kind required to be disclosed under SEC rules and does not have any off-balance sheet or contingent commitments, except as described above with respect to operating leases and in Note 14 to the audited consolidated financial statements included elsewhere in this proxy statement.

As a result of analysis related to Grid Dynamics’ functional control of subcontractor GD Ukraine, LLC, the subcontractor was determined to be a variable interest entity (“VIE”) and is therefore consolidated in Grid Dynamics’ financial statements. The assets and liabilities of this VIE consist primarily of intercompany balances and transactions, all of which have been eliminated in consolidation. See Note 2 to Grid Dynamics’ audited consolidated financial statements included elsewhere in this proxy statement.

Critical Accounting Policies

Grid Dynamics’ consolidated financial statements have been prepared in accordance with GAAP. Preparation of the financial statements requires Grid Dynamics to make judgments, estimates and assumptions that impact the reported amount of revenue and expenses, assets and liabilities and the disclosure of contingent assets and liabilities. Grid Dynamics considers an accounting judgment, estimate or assumption to be critical when (1) an estimate or assumption is complex in nature or requires a high degree of judgment, and (2) the use of different judgments, estimates and assumptions could have a material impact on Grid Dynamics’ consolidated financial statements. Grid Dynamics’ significant accounting policies are described in Note 2 to its audited consolidated financial statements included elsewhere in this proxy statement. Grid Dynamics’ critical accounting policies are described below.

Revenue

Grid Dynamics derives substantially all its revenue through time and materials contracts. Fixed-fee customer contracts, although not significant historically, will comprise a more significant portion of revenue in future periods. For all contracts, Grid Dynamics uses master agreements that govern the overall relevant terms and conditions of the business arrangement and executes statements of work pursuant to such agreements to execute specific projects. Grid Dynamics recognizes revenue when it is realized or realizable and earned, when (1) there is persuasive evidence of an arrangement, (2) delivery and performance has occurred, (3) there is a fixed or determinable sales price and (4) collection is reasonably assured. Grid Dynamics earns and recognizes revenue as the work is performed or as hours are incurred, and delivery is deemed to occur as hours are incurred by Grid Dynamics employees or subcontractors. For fixed-fee contracts, the set fee is stated on the statement of work and is considered fixed and determinable at the outset of the arrangement.

Grid Dynamics also offers volume discounts or early settlement discounts. Volume discounts apply once the customer reaches certain contractual spend thresholds. Early settlement discounts are issued contingent upon the timing of the payment from the customer. If there is an uncertainty about the project completion or receipt of payment for the services provided, revenue is deferred until the uncertainty is sufficiently resolved.

Income Taxes

The determination of the provision for income taxes requires significant judgment, the use of estimates and the interpretation and application of complex tax laws. The provision for income taxes reflects a combination of income earned and taxed in the various U.S. federal and state and non-U.S. jurisdictions. Changes in tax law, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowances, and the change in the mix of earnings across taxing jurisdictions all affect the overall effective tax rate.

In assessing the realizability of deferred tax assets, Grid Dynamics considers whether it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. Management considers all available evidence, both positive and negative, in determining whether a valuation allowance is required, including prior earnings history, the scheduled reversal of deferred tax liabilities, projected future taxable income, carryback and carryforward periods of tax attributes and tax planning strategies that could potentially enhance the likelihood of realization of a deferred tax asset in making this assessment. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified.

Grid Dynamics evaluates for uncertain tax positions at each balance sheet date. When it is more likely than not that a position will be sustained upon examination by a tax authority that has full knowledge of all relevant information, Grid Dynamics measures the amount of tax benefit from the position and records the largest amount of tax benefit that is greater than 50% likely of being realized after settlement with a tax authority. Grid Dynamics’ policy for interest and/or penalties related to underpayments of income taxes is to include interest and penalties in provision for income tax.

Stock-based Compensation

Grid Dynamics has in the past issued, currently issues and intends to continue issuing incentive stock options and non-qualifying stock options. While Grid Dynamics does not currently have any other form of stock-based awards outstanding, it may also issue restricted stock units, performance stock units and stock appreciation rights. Stock-based compensation expense is measured based on the grant-date fair value of the share-based awards. Forfeitures are recognized as incurred. Grid Dynamics estimates grant date fair value of its stock using a number of objective and subjective factors, as described in more detail below, and the Black-Scholes option pricing model to estimate the grant date fair value of option grants. The model requires management to make a number of key assumptions, including the fair value of common stock, expected volatility, expected term, risk free interest rate and expected dividends. As Grid Dynamics’ shares have not previously been publicly traded (and have rarely traded privately), expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk free rate for the expected term of the option is based on the U.S. Treasury yield curve at the date of grant. The expected term is estimated using the simplified method, which takes into account vesting and contractual term. Grid Dynamics’ options grants generally vest over a 3- or 5-year period and from time to time Grid Dynamics makes grants with a portion vesting at the tie of grant. Management elected to use the simplified method instead of historical experience due to a lack of relevant historical data resulting from changes in option vesting schedules and changes in the pool of employees receiving option grants. Grid Dynamics evaluates the assumptions used to value its share based awards on each grant date. Grants, and their values, are approved by Grid Dynamics’ Board.

Grid Dynamics amortizes the grant date fair value of all share based compensation awards over the employee’s requisite service period for the entire award on a straight line basis, which is generally the vesting period. For an award with graded vesting that is subject only to a service condition (e.g., time-based vesting), Grid Dynamics uses the straight-line attribution method under ASC 718, under which it recognizes compensation cost on a straight-line basis over the total requisite service period for the entire award (i.e., over the requisite service period of the last separately-vesting tranche of the award). Additionally, Grid Dynamics applies the “floor” concept, so that the amount of compensation cost that is recognized as of any date is at least equal to the grant-date fair value of the vested portion of the award on that date. In other words, if the straight-line expense recognized to date is less than the grant date fair value of the award that is legally vested at that date (for example, as a result of a portion of a grant vesting at the grant date), Grid Dynamics will increase its recognized expense to at least equal the fair value of the vested amount.

Grid Dynamics’ management and Board considered various objective and subjective factors to determine the fair value of the company’s stock as of each grant date, including the following related to Grid Dynamics:

•        its valuation in the ASL Merger;

•        its business strategy;

•        external market conditions affecting its industry, and trends within its industry;

•        its financial position and its historical and forecasted performance and operating results;

•        the lack of an active public or private market for its stock;

•        the likelihood of achieving a liquidity event, such as a sale of the company;

•        the likelihood of an initial public offering or listing of its stock; and

•        market performance analyses, including with respect to stock price valuation, of similar companies in Grid Dynamics’ industry.

The assumptions underlying these valuations represent management’s best estimates, which involve inherent uncertainties and the application of management judgment. As a result, if factors or expected outcomes change and Grid Dynamics’ management uses significantly different assumptions or estimates, Grid Dynamics’ stock-based compensation expense could be materially different. Upon the consummation of the Business Combination, the fair value of Grid Dynamics’ stock will be determined based on the quoted market price on the NASDAQ. For more detailed information about Grid Dynamics’ historical and outstanding grants and its valuation of its stock-based compensation and awards, see Note 9 (“Stock-based compensation”) to the audited consolidated financial statements included elsewhere in this proxy statement.

Emerging Growth Company Accounting Election

Section 102(b)(1) of the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”) exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can choose not to take advantage of the extended transition period and comply with the requirements that apply to non-emerging growth companies and any such election to not to take advantage of the extended transition period is irrevocable. ChaSerg is an “emerging growth company” as defined in Section 2(a) of the Securities Act and has elected to take advantage of the benefits of this extended transition period. Following the consummation of the Business Combination, the Successor is expected to remain an emerging growth company and is expected to continue to take advantage of the benefits of the extended transition period. This may make it difficult or impossible to compare the Successor’s financial results with the financial results of another public company that is either not an emerging growth company or is an emerging growth company that has chosen not to take advantage of the extended transition period exemptions for emerging growth companies because of the potential differences in accounting standards used.

Recently Adopted and Issued Accounting Pronouncements

Recently issued and adopted accounting pronouncements are described in Note 2 to Grid Dynamics’ audited consolidated financial statements and unaudited consolidated condensed interim financial statements, included elsewhere in this proxy statement.

In particular, Grid Dynamics is evaluating the impact that Accounting Standards Codification (ASC) Topic 606 (Revenue from Contracts with Customers) will have on its future reported results of operations. Grid Dynamics plans to adopt ASC Topic 606 using the modified retrospective method, where it will recognize the cumulative effect of initially applying the standard as an adjustment to the opening balance of retained earnings while prior period amounts will not be adjusted and will continue to be reported in accordance with Grid Dynamics’ legacy accounting under ASC Topic 605. The provisions will not be presented in the interim periods for the year ended December 31, 2019, as permitted for emerging growth companies, but will be presented for the year ended December 31, 2019 and for the interim periods beginning the year thereafter.

Quantitative and Qualitative Disclosures about Market Risk

Grid Dynamics has in the past and may in the future be exposed to certain market and credit risks in the ordinary course of business, including exposure related to fluctuations in foreign currency rates, and on occasion and to a lesser extent, changes in interest rates and concentration of credit risk. In addition, Grid Dynamics’ international operations are subject to risks related to differing economic conditions, changes in political climate, differing tax structures, and other regulations and restrictions. See “Risk Factors.”

Foreign Currency Exchange Rate Risk

Grid Dynamics is exposed to foreign currency exchange transaction risk related to funding its non-US operations and to foreign currency translation risk related to certain of its subsidiaries’ cash balances that are denominated in currencies other than the U.S. dollar, which is Grid Dynamics’ functional currency. In addition, Grid Dynamics’ profit margins are subject to volatility as a result of changes in foreign exchange rates. When and where possible, Grid Dynamics seeks to match expenses to the U.S. dollar, and believes, due to Ukrainian payroll being pegged to the U.S. dollar, that a significant portion of its foreign currency exchange rate exposure to the Ukrainian hryvnia is naturally hedged. See “Comparability of Financial Information—Foreign Currency Exchange Rate Exposure.” In future periods, Grid Dynamics may also become materially exposed to changes in the value of the Serbian dinar against the U.S. dollar, as it continues to expand its operations in Serbia.

In the nine months ended September 30, 2019, approximately 22%, 13% and 11% of Grid Dynamics’ $74.8 million of combined cost of goods sold and operating expense were denominated in the Russian ruble, Ukrainian hryvnia and Polish zloty, respectively. Comparatively, the same foreign currencies accounted for approximately 26%, 13% and 10%, respectively, of Grid Dynamics’ $78.0 million of combined cost of goods sold and operating expense in 2018. In the nine months ended September 30, 2019, a 10% increase or decrease in the value of the Russian ruble against the U.S. dollar would have resulted in a $1.5 million decrease in Grid Dynamics’ income from operations, while a 10% increase in the ruble’s value would have resulted in a $1.8 million increase in income from operations. Separately, a 10% increase in the value of the Polish zloty against the U.S. dollar would have resulted in a $0.8 million decrease in Grid Dynamics’ income from operations, while a 10% increase in the zloty’s value would have resulted in a $0.9 million increase in income from operations. In 2018, a 10% increase in the value of the Russian ruble against the U.S. dollar would have resulted in a $1.9 million decrease in Grid Dynamics’ income from operations, while a 10% decrease in the ruble’s value would have resulted in a $2.1 million increase, and a 10% increase in the value of the Polish zloty against the U.S. dollar would have resulted in a $0.7 million decrease in Grid Dynamics’ income from operations, while a 10% decrease in the zloty’s value would have resulted in a $0.9 million increase. Grid Dynamics analyzes sensitivity to the ruble and zloty separately because, in management’s experience, fluctuations in the value of these currencies against the U.S. dollar are frequently driven by distinct macroeconomic and geopolitical factors.

Grid Dynamics does not currently hedge its foreign currency exposure, although it seeks minimize it by limiting cash transfers to amounts necessary to fund subsidiary operating expenses for a short period, typically one week. Grid Dynamics’ management may evaluate new hedging strategies in future periods.

SUCCESSOR MANAGEMENT and Board of Directors
Following THE BUSINESS COMBINATION

Directors and Officers

Our board of directors following the business combination is expected to be comprised of eight directors, two of which will be designated by Sponsor, two of which will be designated by ASL, one of whom shall be the Successor’s Chief Executive Officer and three of which will be unaffiliated directors, in each case designated prior to the closing of the Business Combination. Each director will hold office until his or her term expires at the next annual meeting of stockholders or until his or her death, resignation, removal or the earlier termination of his or her term of office. Our officers and board of directors are well qualified as leaders. In their prior positions they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, certain of our officers and directors have other experience that makes them valuable, such as prior experience in mergers and acquisitions, in financial instruments, managing and investing in assets.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate the goals of Successor and be good stewards of capital.

The following table sets forth certain information, as of the date of this proxy statement, concerning the persons who are (i) currently part of Grid Dynamics’ management team and (ii) expected to serve as our directors, executive officers, other members of executive management and significant employees following the consummation of the business combination.

Name	Age	Position
Executive Officers
Leonard Livschitz	53	Chief Executive Officer, Director
Anil Doradla	49	Chief Financial Officer
Victoria Livschitz	48	Executive Vice President of Customer Success
Max Martynov	35	Chief Technology Officer
Yury Gryzlov	37	Senior Vice President of Operations
Vadim Kozyrkov	55	Senior Vice President of Engineering
Stan Klimoff	34	Vice President of Corporate Development

Other Executive Management and Significant Employees
Rahul Bindlish	48	Vice President of Sales
Ratmir Panov	35	Vice President of Delivery Management
Barbara Salazar	47	Vice President of Finance
Vasily Sizov	35	Vice President of Account Management
Sergey Taraday	37	Vice President of European Operations
Igor Yagovoy	35	Vice President of Engineering Management
Eugene Steinberg	41	Technical Fellow, Principal Architect
Ilya Katsov	33	Head of Practice: Industrial AI
Igor Kapustin	38	Account Director

Name	Age	Position
Non-Employee Directors
Yueou Wang	45	Director
Weihang Wang	53	Director
Lloyd Carney	57	Director and Chairman
Eric Benhamou	63	Director
Shuo Zhang	54	Director
Marina Levinson	59	Director
		Director

Executive Officers, Other Key Management, Significant Employees and Directors

Executive Officers

Leonard Livschitz

The biography of Mr. Livschitz is set forth in the section entitled “Proposal No. 4: The Director Election Proposal—Information about Executive Officers, Directors and Nominees—Leonard Livschitz.”

Anil Doradla

Anil Doradla will join Grid Dynamics in December 2019 as Chief Financial Officer. Prior to joining Grid Dynamics, Mr. Doradla most recently served as Chief Financial Officer of Airgain, Inc. (NASDAQ:AIRG), a provider of advanced antenna technologies used to enable high performance wireless networking across a broad range of devices and markets, from February 2018 until November 2019. Prior to Airgain, Mr. Doradla was an equity research analyst at William Blair covering the technology sector that included ITO and BPO Services from June 2008 through January 2018. Prior to William Blair, Mr. Doradla held a range of senior finance, strategy and technology roles with Caris and Company, Deutsche Bank AG, AT&T Labs, and LCC International.

Victoria Livschitz

Victoria Livschitz founded Grid Dynamics in 2006. In 2015, Victoria transitioned to the role of Chief Technology Officer, and in October 2019, she took on her current role as the Executive Vice President of Customer Success. Prior to founding Grid Dynamics, Ms. Livschitz spent 10 years at Sun Microsystems in a variety of technical leadership positions including Principal Architect of SunGrid, the world’s first public cloud; Senior Scientist at Sun Labs; Chief Architect of Financial and Automotive Services; and Chief Architect of General Motors. She started her career as an HPC engineer for Ford Motor Company. Ms. Livschitz received numerous awards for engineering excellence, including Sun Systems Engineer of the Year and Ford Chairman’s Award, and holds several patents.

Max Martynov

Max Martynov joined Grid Dynamics in 2008 and has been serving as Chief Technology Officer since October 2019. As Chief Technology Officer, he is responsible for defining and executing Grid Dynamics’ technology strategy, driving innovation through R&D, performing architecture and technology consulting for clients and overseeing technical marketing activities. Over the last decade, Mr. Martynov’s focus evolved from HPC and scalable distributed platforms to Digital Transformation, Cloud, BigData, DevOps, Microservices architecture, and AI.

Yury Gryzlov

Yury Gryzlov joined Grid Dynamics in 2007 as the company’s first QA Manager and currently serves as the Senior Vice President of Operations. As Senior Vice President of Operations, he is in charge of all facets of Grid Dynamics’ operations, including budgeting, legal, HR, IT, office management, pricing, and recruiting. Previously, he served as the Vice President of Operations in Europe and was responsible for all aspects of Grid Dynamics’ people strategy, including hiring, developing, and retaining Grid Dynamics personnel offshore. Prior to that, Mr. Gryzlov was the Deputy Director of the Saratov Engineering Center, where he managed all of the daily operations.

Vadim Kozyrkov

Vadim Kozyrkov joined Grid Dynamics in February 2014 and is currently serving as the Senior Vice President of Engineering. Immediately prior to joining Grid Dynamics, he was President of Aculocity LLC from 2005 to 2013. Before Aculocity, he worked for GMSA, based in Port Elizabeth, South Africa, and the GVW Group based in Chicago. Mr. Kozyrkov has over 20 years of technology and program management expertise and his experience spans a broad range of projects, from custom-built applications to large ERP implementations for automotive and aerospace customers in the USA and South Africa.

Stan Klimoff

Stan Klimoff initially joined Grid Dynamics as Director of Engineering in 2007 and has been serving as the Vice President of Corporate Development since 2015. As Vice President of Corporate Development, he is responsible for strategic partnerships, international growth, and M&A. From 2012 to 2015, Mr. Klimoff was Founder and Chief Technology Officer of Tonomi, a developer of a cloud orchestration and application management platform. He also served as Principal Architect of Grid Dynamics from 2009 to 2011 focusing on the technology sector and Vice President of Cloud Services from 2011 to 2013.

Barbara Salazar

Barbara Salazar joined Grid Dynamics in June 2017 as the Vice President of Finance. Prior to joining Grid Dynamics, she was the Chief Financial Officer of Amour Vert, Inc., an apparel and fashion company, from 2015 to 2017. Prior to that, Ms. Salazar served as interim Chief Financial Officer and Chief Operating Officer of Live Journal, Inc., a social networking service company, the finance director of Novacea, a publicly traded biotechnology company, and the VP of Finance at Thomas Weisel Partners Group, an investment bank. Ms. Salazar started her career at PricewaterhouseCoopers as a senior audit manager of its high technology sector and has over 23 years of experience in senior financial roles in high technology and investment banking industries. Ms. Salazar is a Certified Public Accountant and holds an MBA from Stanford University.

Other Executive Management and Significant Employees

Rahul Bindlish

Rahul Bindlish joined Grid Dynamics in 2014 and currently serves as the Vice President of Sales. Prior to joining Grid Dynamics, he was a client partner at Infosys Technologies Ltd., an Indian digital services and consulting company, for over 14 years. Mr. Bindlish has 25 years of experience in sales and consulting. He started his career in the financial services industry before shifting his focus to the retail industry. Over the last 10 years he has been closely associated with digital transformation initiatives across some of the largest retailers in the United States.

Vasily Sizov

Vasily Sizov joined Grid Dynamics in 2016 as Global Director of Account Management and Engineering and currently serves as the Vice President of Account Management. In such role, he is responsible for the business performance of all established accounts, ensuring they exceed corporate performance targets. Before joining Grid Dynamics, Mr. Sizov was the Head of Enterprise and Industrial Software at Skolkovo Foundation, a management company focused on development of IT industry, from 2013 to 2016. Prior to Skolkovo Foundation, Mr. Sizov has held Chief Information Officer, key technology and managerial positions for several companies in software engineering as well as manufacturing industries.

Ratmir Panov

Ratmir Panov joined Grid Dynamics in 2008 as a senior software engineer, Since then, he has worked in various positions within Grid Dynamics and currently serves as the Vice President of Delivery Management. In such role, he is responsible for all successful delivery projects for all of Grid Dynamics’ customers. Prior to joining Grid Dynamics, Mr. Panov held IT leadership roles in several companies in the e-commerce, retail and manufacturing industries. Before he transitioned to a management role, Mr. Panov held consultant engineering positions at eBay, Paypal, and Macy’s.

Igor Yagovoy

Igor Yagovoy joined Grid Dynamics in 2010 and has held various roles focused on technology, delivery, and people management. Currently, he serves as the Vice President of Engineering Management and leads the development of the engineering organization by nurturing technical talents, helping the professional development of personnel, overseeing discipline and training, and encouraging the building of communities of practice. Prior to joining Grid Dynamics, he served in companies that provided software engineering services and led programs for customers in the telecom, financial and e-commerce industries.

Sergey Taraday

Sergey Taraday joined Grid Dynamics in 2014 as Director of Ukrainian Operations and currently serves as Director of European Operations. Prior to joining Grid Dynamics, he worked at Tonomi, a developer of a cloud orchestration and application management platform, in connection with Tonomi’s Ukrainian operations

Eugene Steinberg

Eugene Steinberg joined Grid Dynamics as a founding engineer in 2006 and has been serving as a Technical Fellow since 2011. He has served in numerous positions at Grid Dynamics and as a Principal Architect and Consultant, Mr. Steinberg delivered some of the largest Grid Dynamics programs from inception to production to maturing.

Ilya Katsov

Ilya Katsov joined Grid Dynamics in 2009 and since then served in various roles, including Principal Architect and Head of Practice, Big Data and Analytics. He currently serves as Head of Practice: Industrial AI. Prior to joining Grid Dynamics, Mr. Katsov worked as a software engineer at Exigen Services, an IT services company, and as a research development engineer at Intel Corporation.

Igor Kapustin

Igor Kapustin joined Grid Dynamics in 2013 as a DevOps Engineer and currently serves as Account Director, managing one of Grid Dynamics’ significant client accounts. During the past three years, Mr. Kapustin was able to build a strong relationship with the client, deliver complex programs and almost triple the size of the account. Prior to joining Grid Dynamics, he worked at BlackBerry AtHoc in various roles, including Build and Release Engineer.

Directors

The biographies of non-employee directors are set forth in the section entitled “Proposal No. 4: The Director Election Proposal — Information about Executive Officers, Directors and Nominees.”

Post-Combination Company Executive and Director Compensation

Post-Combination Employment Agreements

Grid Dynamics has entered into employment agreements with certain officers of Grid Dynamics (including its current named executive officers), which will become effective as of the Closing and will be assumed by the Successor (the “Post-Combination Employment Agreements”).

Each Post-Combination Employment Agreement generally provides, with respect to each officer, the following terms: (i) at-will employment, (ii) the annual base salary, (iii) eligibility to receive annual incentive bonuses at Grid Dynamics’ discretion and related targeted payment, (iv) intended schedule of future equity awards to be granted by the Successor which is described in the section entitled “Proposal Number 5: The Incentive Plan Proposal”, (v) an initial term for the agreement of four years with successive one-year renewal terms unless either party provides timely notice of non-renewal, (vi) severance payments upon a termination without cause (excluding death or disability) or resignation for “good reason” (as defined in the agreement) and (vii) eligibility for enhanced “double-trigger” severance upon such terminations that occur within the three month period prior to or the 12 month period following a “change in control” (as defined in the agreement). Severance payments (including due to a double-trigger termination in connection with a change in control) are generally comprised of: (i) a lump-sum payment equal to 12 to 24 months of base salary, (ii) a lump-sum payment equal to 50% to 100% of the current annual maximum bonus target amount, (iii) reimbursement for the monthly premiums for COBRA continuation coverage for a period of 12 to 24 months, and (iv) for severance unrelated to a change in control, one year of accelerated vesting of outstanding unvested equity awards on the termination date.

In addition, “double-trigger” change in control severance terms provide for full accelerated vesting of outstanding unvested equity awards. Such severance benefits are conditioned on the officer signing and not revoking a separation and release of claims in favor of Grid Dynamics within the timeframe set forth in the officer’s agreement.

If any severance or other benefits provided for in an officer’s Post-Combination Employment Agreement or otherwise payable to such officer constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax under Section 4999 of the Code, then such officer would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to the officer.

Post-Combination Equity Awards

In connection with the Business Combination, ChaSerg and Grid Dynamics have also agreed to a future schedule of equity awards to be granted under the 2020 Plan, subject to approval of the Successor’s board of directors or its compensation committee. For additional information, please see the section entitled “Proposal No. 5: The Incentive Plan Proposal.”

Director Compensation

Following the completion of the Business Combination, Successor’s compensation committee will determine the annual compensation to be paid to the members of the Successor board of directors.

Corporate Governance Guidelines and Code of Business Conduct

The Successor’s board of directors will adopt Corporate Governance Guidelines that address items such as the qualifications and responsibilities of its directors and director candidates and corporate governance policies and standards applicable to it in general. In addition, the Successor’s board of directors will adopt a Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of the Successor’s Corporate Governance Guidelines and its Code of Business Conduct and Ethics will be posted on the Corporate Governance portion of the Successor’s website. The Successor will post amendments to its Code of Business Conduct and Ethics or waivers of its Code of Business Conduct and Ethics for directors and executive officers on the same website.

Board Composition

The Successor’s business affairs will be managed under the direction of its board of directors. The Successor’s board of directors will consist of eight members, a majority of whom will qualify as independent within the meaning of the independent director guidelines of NASDAQ. Leonard Livschitz will not be considered independent.

The Successor’s board of directors will be divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring, as follows:

•        the Class I directors will be Leonard Livschitz, Shuo Zhang and Marina Levinson and their terms will expire at the annual meeting of stockholders to be held in 2020;

•        the Class II directors will be Lloyd Carney, Yueou Wang and                and their terms will expire at the annual meeting of stockholders to be held in 2021; and

•        the Class III directors will be Eric Benhamou and Weihang Wang and their terms will expire at the annual meeting of stockholders to be held in 2022.

The Successor’s certificate of incorporation will provide that the number of directors shall consist of one or more members, and may be increased or decreased from time to time by a resolution of our board of directors. Each director’s term continues until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of the Successor’s Board of Directors may have the effect of delaying or preventing changes in control of the Successor.

Each of the Successor’s executive officers will serve at the discretion of its board of directors and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There will be no family relationships among any of our directors or executive officers.

Independence of the ChaSerg Board of Directors

In connection with the Business Combination, the Successor’s common stock will be listed on NASDAQ. Under the rules of NASDAQ, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of NASDAQ. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of NASDAQ.

In order to be considered independent for purposes of Rule 10A-3 and under the rules of NASDAQ, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 and under the rules of NASDAQ, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

ChaSerg’s board of directors has undertaken a review of the independence of each director and considered whether each director of the Successor has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, we determined that Messrs. Callander, Federman and Zerella will be considered “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NASDAQ.

Board Leadership Structure

We believe that the structure of the Successor’s board of directors and its committees will provide strong overall management of the Successor. The Chair of the Successor’s board of directors and its Chief Executive Officer roles will be separate. Mr. Livschitz will serve as the Successor’s Chief Executive Officer and Mr. Carney will serve as Chair of the Successor’s board of directors. This structure will enable each person to focus on different aspects of company leadership. The Successor’s Chief Executive Officer will be responsible for setting the strategic direction of our company, the general management and operation of the business and the guidance and oversight of senior management. The Chair of the Successor’s board of directors will monitor the content, quality and timeliness of information sent to the Successor’s board of directors and will be available for consultation with the Successor’s board of directors regarding the oversight of its business affairs. The Successor’s independent directors will bring experience, oversight and expertise from outside of the Successor, while Mr. Livschitz will bring company-specific experience and expertise. As Chief Executive Officer of Grid Dynamics, Mr. Livschitz is best positioned to identify strategic priorities, lead critical discussion and execute the Successor’s business plans.

Committees of the ChaSerg Board of Directors

The Successor’s board of directors will have an audit committee, compensation committee and nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by the Successor’s board of directors.

Audit Committee

Each of the members of the Successor’s audit committee will satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of NASDAQ. The Successor will also determine that a member of the audit committee will qualify as an “audit committee financial expert” as defined in the SEC rules and will satisfy the financial sophistication requirements of NASDAQ. The Successor’s audit committee will be responsible for, among other things:

•        selecting a qualified firm to serve as the independent registered public accounting firm to audit the Successor’s financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, the Successor’s interim and year-end financial statements;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing the Successor’s policies on and oversees risk assessment and risk management, including enterprise risk management;

•        reviewing the adequacy and effectiveness of our internal control policies and procedures and the Successor’s disclosure controls and procedures;

•        reviewing related person transactions; and

•        approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Successor’s board of directors will adopt a written charter for the audit committee which will be available on the Successor’s website upon the completion of the Business Combination.

Compensation Committee

Each of the members of the Successor’s compensation committee will meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of NASDAQ. Each member of the Successor’s compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The Successor’s compensation committee will be responsible for, among other things:

•        reviewing, approving and determining the compensation of the Successor’s executive officers and key employees;

•        reviewing, approving and determining compensation and benefits, including equity awards, to directors for service on the board of directors or any committee thereof;

•        administering the Successor’s equity compensation plans;

•        reviewing, approving and making recommendations to the Successor’s board of directors regarding incentive compensation and equity compensation plans; and

•        establishing and reviewing general policies relating to compensation and benefits of the Successor’s employees.

The Successor’s board of directors will adopt a written charter for the compensation committee which will be available on its website upon the completion of the Business Combination.

Nominating and Corporate Governance Committee

Each of the members of our nominating and corporate governance committee will meet the requirements for independence under the applicable rules and regulations of the SEC and rules of NASDAQ. Our nominating and corporate governance committee will be responsible for, among other things:

•        identifying, evaluating and selecting, or making recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

•        evaluating the performance of our board of directors and of individual directors;

•        considering, and making recommendations to our board of directors regarding, the composition of our board of directors and its committees;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of our corporate governance practices and reporting; and

•        developing, and making recommendations to our board of directors regarding, corporate governance guidelines and matters.

The Successor’s board of directors will adopt a written charter for the nominating and corporate governance committee which will be available on its website upon the completion of the Business Combination.

Compensation Committee Interlocks and Insider Participation

None of the members of the Successor’s compensation committee are expected to be an officer or employee of Grid Dynamics. None of the Successor’s executive officers will concurrently serve, or will have served in the year prior to service, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on ChaSerg’s or Grid Dynamics’ compensation committee or board of directors.

EXECUTIVE COMPENSATION

ChaSerg

The following disclosure concerns the compensation of ChaSerg’s officers and directors for the year ended December 31, 2018 (i.e., pre-business combination).

None of our executive officers has received any cash compensation for services rendered to us. Commencing on October 4, 2018, we pay an affiliate of the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to the Sponsor, our officers and directors, or any affiliate of the Sponsor or our officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of the Business Combination. However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to the Sponsor, our officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the Trust Account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of the Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the Successor. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Grid Dynamics

Grid Dynamics’ named executive officers (“NEOs”), which consist of the principal executive officer and the next two most highly compensated executive officers, for 2018 and 2017 are Leonard Livschitz, Chief Executive Officer, Victoria Livschitz, EVP of Customer Success, and Yury Gryzlov, SVP of Operations.

Grid Dynamics’ compensation policies and philosophies are designed to align compensation with business objectives, while also enabling Grid Dynamics to attract, motivate and retain individuals who contribute to Grid Dynamics’ long-term success. The compensation of Grid Dynamics’ NEOs has consisted of a base salary and cash bonus, retirement, health and welfare benefits, and stock option awards.

Summary Compensation Table

The following table presents summary information regarding the total compensation for the years ended December 31, 2018 and 2017 for the NEOs of Grid Dynamics:

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Leonard Livschitz,	2018	400,000	333,417	2,921,991	796,328	4,451,736
Chief Executive Officer	2017	383,333	152,194	0	2,425,677	2,961,204

Victoria Livschitz,	2018	333,000	264,403	935,037	738,254	2,270,694
EVP of Customer Success	2017	319,167	127,043	0	2,314,638	2,760,848

Yury Gryzlov,	2018	208,333	91,654	467,519	253,398	1,020,904
SVP of Operations	2017	198,333	37,669	0	999,827	1,235,829

____________

(1)      The amounts included in this column reflect payments earned in 2018 and 2017 under the Corporate Bonus Plan.

(2)      The amounts included in this column reflect the aggregate grant date fair value of stock options granted during 2018 and 2017 computed in accordance with the provisions of Accounting Standards Codification (ASC) 718. The assumptions used to calculate these amounts are discussed in notes to Grid Dynamics’ audited consolidated financial statements for the year ended December 31, 2018 included in this proxy statement. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options.

(3)      The amounts included in this column reflect the value of Retention Plan payments, the dollar value of Company-provided supplemental term life insurance coverage for Ms. Livschitz and option cancellation payments related to the 2017 Automated Systems Holdings Limited acquisition of Grid Dynamics. The amounts disclosed include Retention Plan payments for 2018 of $360,000 for Mr. Livschitz, 300,000 for Ms. Livschitz and $95,000 for Mr. Gryzlov and Retention Plan payments for 2017 of $270,000 for Mr. Livschitz, $225,000 for Ms. Livschitz and $71,250 for Mr. Gryzlov. The amounts disclosed include option cancellation payments for 2018 of $436,328 for Mr. Livschitz, $436,329 for Ms. Livschitz and $158,398 for Mr. Gryzlov and option cancellation payments for 2017 of $2,155,677 for Mr. Livschitz, $1,988,013 for Ms. Livschitz and 928,577 for Mr. Gryzlov.

Salaries and Incentive Bonuses

Each of Grid Dynamics’ NEOs receives a base salary to compensate them for services rendered to Grid Dynamics. The base salary is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, position and responsibilities.

Each of Grid Dynamics’ NEOs is also eligible to receive payments under the Company’s Corporate Bonus Plan, which provides that eligible participants, including the NEOs, earn quarterly bonuses based on achievement of financial performance objectives of Grid Dynamics. Performance targets are set established based on a combination of goals, which generally include revenue and EBITDA targets. Bonus amounts earned are paid following the end of each calendar quarter based on targeted quarterly and annual amounts for each NEO as set forth in their employment agreements.

Retention Plan

Each of Grid Dynamics’ NEO’s participates in the Grid Dynamics retention plan (the “Retention Plan”) which provides cash retention payments in equal semi-annual amounts payable on each of the eight consecutive six-month anniversaries of April 1, 2017. During the first half of the payout period, each participant was entitled to receive each payment as long as he or she remained an employee or consultant in good standing on the respective six-month anniversary date. During the second half of the payout period, each participant is entitled to receive each payment so long as; (i) he or she remains an employee or consultant in good standing on the respective six-month anniversary date; and (ii) for the six-month period then-ended, Grid Dynamics’ profit before tax equals or exceeds 110% of the profit before tax during the corresponding six-month period of the immediately preceding year. Annual maximum retention payments for the Leonard Livschitz, Victoria Livschitz, and Yury Gryzlov under this plan are $360,000, $300,000, and $95,000, respectively. In connection with the Business Combination, all outstanding retention bonus obligations under the Retention Plan will be accelerated and paid in full to Grid Dynamics personnel immediately prior to the closing of the Business Combination. See “Grid Dynamics Management’s Discussion and Analysis of Financial Condition and Results of Operations — Comparability of Financial Information — ASL Merger and Potential Future Acquisitions” for more information.

Change in Control Option Acceleration

Each of Grid Dynamics’ NEOs holds options granted under the 2018 Stock Plan that include provisions in the award agreements for single-trigger vesting acceleration upon the occurrence of a change in control. Details regarding these options are set forth in the table below entitled “Outstanding Equity Awards at 2018 Fiscal Year End.”

Employment Agreements

Leonard Livschitz.    Grid Dynamics entered into an at-will employment agreement with Leonard Livschitz dated March 31, 2017, as amended. The agreement provides for an annual salary of $600,000 and additional incentive based bonus target of $600,000 annually or $150,000 quarterly. Under Mr. Livschitz’s employment agreement, if Grid Dynamics terminates Mr. Livschitz’s employment without “cause” (excluding death or “disability”) or he resigns for “good reason” (as such terms are defined therein), in either case, on or before the fourth (4th) anniversary of the effective date of the employment agreement, then Mr. Livschitz will be eligible to receive the following severance benefits (less applicable tax withholdings): (i) continued payments of his then current base salary over a period of twelve (12) months; (ii) the cost for Mr. Livschitz to purchase COBRA benefits for twelve (12) months; and (iii) the amounts of payment payable under the Retention Plan if Mr. Livschitz had continued employment for an additional period of one year. To receive any applicable severance benefits upon a qualifying termination, Mr. Livschitz must sign and not revoke a separation and release of claims in Grid Dynamics’ favor within the timeframe set forth in his employment agreement.

If any severance or other benefits provided for in Mr. Livschitz’s employment agreement or otherwise payable to him constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax under Section 4999 of the Code, Mr. Livschitz would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Mr. Livschitz.

Victoria Livschitz.    Grid Dynamics entered into an at-will employment agreement with Victoria Livschitz dated March 31, 2017, as amended. The agreement provides for an annual salary of $333,000 and additional incentive based bonus target of $167,000 annually or $41,750 quarterly. Under Ms. Livschitz’s employment agreement, if Grid Dynamics terminates Ms. Livschitz’s employment without “cause” (excluding death or “disability”) or she resigns for “good reason” (as such terms are defined therein), in either case, on or before the fourth (4th) anniversary of the effective date of the employment agreement, then Ms. Livschitz will be eligible to receive the following severance benefits (less applicable tax withholdings): (i) continued payments of her then current base salary over a period of twelve (12) months; (ii) the cost for Ms. Livschitz to purchase COBRA benefits for twelve (12) months; and (iii) the amounts of payment payable under the Retention Plan if Ms. Livschitz had continued employment for an additional period of one year. To receive any applicable severance benefits upon a qualifying termination, Ms. Livschitz must sign and not revoke a separation and release of claims in Grid Dynamics’ favor within the timeframe set forth in her employment agreement.

If any severance or other benefits provided for in Ms. Livschitz’s employment agreement or otherwise payable to her constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax under Section 4999 of the Code, Ms. Livschitz would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Ms. Livschitz.

Yury Gryzlov.    Grid Dynamics entered into an at-will employment agreement with Yury Gryzlov dated March 31, 2017, as amended. The agreement provides for an annual salary of $220,000 and additional incentive based bonus target of $60,000 annually or $15,000 quarterly. Under Mr. Gryzlov’s employment agreement, if Grid Dynamics terminates Mr. Gryzlov’s employment without “cause” (excluding death or “disability”) or he resigns for “good reason” (as such terms are defined therein), in either case, on or before the fourth (4th) anniversary of the effective date of the employment agreement, then Mr. Gryzlov will be eligible to receive the following severance benefits (less applicable tax withholdings): (i) continued payments of his then current base salary over a period of three (3) months; (ii) the cost for Mr. Gryzlov to purchase COBRA benefits for three (3) months; and (iii) the amounts of payment payable under the Retention Plan if Mr. Gryzlov had continued employment for an additional period of one year. To receive any applicable severance benefits upon a qualifying termination, Mr. Gryzlov must sign and not revoke a separation and release of claims in Grid Dynamics’ favor within the timeframe set forth in his employment agreement.

If any severance or other benefits provided for in Mr. Gryzlov’s employment agreement or otherwise payable to him constitute “parachute payments” within the meaning of Section 280G of the Code and could be subject to the related excise tax under Section 4999 of the Code, Mr. Gryzlov would be entitled to receive either full payment of the benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Mr. Gryzlov.

Outstanding Equity Awards at 2018 Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, as of December 31, 2018, for each of Grid Dynamics’ NEOs:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) – Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
Leonard Livschitz	November 12, 2018(1)	234,375	703,125	$7.54	November 11, 2028
Victoria Livschitz	November 12, 2018(1)	75,000	225,000	$7.54	November 11, 2028
Yury Gryzlov	November 12, 2018(1)	37,500	112,500	$7.54	November 11, 2028

____________

(1)      The option provides that upon a change in control all of the unvested shares subject to the option shall immediately vest in full prior to such change in control.

Employee Benefit Plans and Stock Plans

2018 Stock Plan

In 2018, the Grid Dynamics board of directors adopted, and the Grid Dynamics stockholders approved, the 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Code, to employees of Grid Dynamics or any parent or subsidiary corporation and for the grant of nonstatutory stock options to employees, directors and consultants of Grid Dynamics or any parent or subsidiary corporation.

Authorized Shares.    The 2018 Plan will be terminated in connection with the Closing, and accordingly, no shares will be available for issuance under the 2018 Plan following the Closing. The 2018 Plan will continue to govern outstanding awards granted thereunder. As of November 27, 2019, options to purchase 2,746,904 shares of Grid Dynamics common stock remained outstanding under the 2018 Plan.

Plan Administration.    Grid Dynamics’ board of directors or one or more committees appointed by the Grid Dynamics board of directors administers the 2018 Plan (the “administrator”). Subject to the provisions of the 2018 Plan, the administrator shall have the full and final power and authority to administer the 2018 Plan and may all determinations necessary for administering the 2018 Plan, including the persons to whom, and the time or times at which, awards shall be granted and the number of shares of stock to be subject to each award, to designate options as incentive stock options or nonstatutory stock options, to determine the fair market value of shares of stock, to amend awards, including reducing the exercise price of options and to prescribe, amend or rescind rules, guidelines and policies relating to the 2018 Plan. The administrator’s determinations are final and binding upon all persons having an interest in the 2018 Plan or an award granted thereunder.

Options.    Stock options may be granted under the 2018 Plan. The exercise price of options granted under the 2018 Plan must at least be equal to the fair market value of Grid Dynamics’ common shares on the date of grant. The term of an option may not exceed ten (10) years, except that with respect to incentive stock options, any participant who owns more than 10% of the voting power of all classes of Grid Dynamics’ outstanding stock, the term must not exceed five (5) years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. If an individual’s service terminates due to death, disability or without cause, the option will remain exercisable at any time prior to the expiration of the option expiration date or such other period of time as is set forth in the applicable option agreement. In case of termination for cause, the option will terminate and cease to be exercisable immediately upon such termination.

Non-Transferability of Awards.    Unless the administrator provides otherwise, the 2018 Plan does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments.    In the event of certain changes in Grid Dynamics’ capitalization, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the 2018 Plan and to any outstanding awards, in the incentive stock option share limit set forth in the 2018 Plan, and in the exercise or purchase price per share of any outstanding awards in order to prevent dilution or enlargement of participants’ rights under the 2018 Plan

Merger or Change in Control.    The 2018 Plan provides that in the event of a change in control, as defined under the 2018 Plan, the administrator may provide for the acceleration of the exercisability and vesting in connection with such change in control of any or all outstanding awards and shares acquired upon the exercise thereof upon such conditions as the administrator shall determine. In a change in control, the surviving or acquiring entity may, without the consent of any participant, either assume or continue the Grid Dynamics’ rights and obligations under each award or portion thereof outstanding immediately prior to the change in control or substitute for each or any such outstanding award or portion thereof a substantially equivalent award. In addition, the 2018 Plan permits the administrator, in its sole discretion and without the consent of any participant, to cancel each or any award outstanding immediately prior to the change in control in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the administrator) an amount in cash equal to the fair market value of the consideration to be paid per share of stock in the change in control over the exercise price per share under such award.

Amendment; Termination.    The Grid Dynamics board of directors has the authority to amend, suspend or terminate the 2018 Plan, provided no amendment, suspension or termination of the 2018 Plan may adversely affect any then outstanding awards without the consent of the participant. As noted above, upon the Closing, the 2018 Plan will be terminated and no further awards will be granted thereunder. All outstanding awards will continue to be governed by their existing terms.

Retirement Benefits

Grid Dynamics maintains a tax-qualified defined contribution plan that meets the requirements of Section 401(k) of the Code, commonly called a 401(k) plan, for substantially all of its employees. The 401(k) plan is available on the same basis to all employees, including the Grid Dynamics’ NEOs. Each participant in the 401(k) plan can elect to make pre-tax deferrals, subject to limitations under the Code and Employee Retirement Income Security Act.

NEOs Following the Business Combination

Grid Dynamics has entered into employment agreements with each of the NEOs that will become effective upon, and subject to, the consummation of the Business Combination, which agreements will be assumed by ChaSerg upon the consummation of the Business Combination. See “Successor Management After the Business Combination Management and Board of Directors — Post-Combination Company Executive and Director Compensation.”

Director Compensation

Grid Dynamics does not currently provide compensation to its non-employee directors. Grid Dynamics expects that following the Business Combination, Successor’s compensation committee will determine the annual compensation to be paid to the members of the Successor board of directors. See “Successor Management After the Business Combination Management and Board of Directors—Post-Combination Company Executive and Director Compensation.”

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock as of November 8, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of ChaSerg’s Class A Common Stock, by:

•        each person known by us to be the beneficial owner of more than 5% of the outstanding shares of ChaSerg Class A Common Stock;

•        each of ChaSerg’s executive officers and directors that beneficially owns shares of ChaSerg Class A Common Stock; and

•        all ChaSerg’s executive officers and directors as a group.

In the table below, percentage ownership is based on 28,140,000 shares, which includes 22,640,000 shares of ChaSerg Class A Common Stock underlying the units sold in ChaSerg’s IPO and private placement, and 5,500,000 shares of ChaSerg Class B Common Stock outstanding as of November 8, 2019. Voting power represents the combined voting power of ChaSerg Class A Common Stock and ChaSerg Class B Common Stock owned beneficially by such person. On all matters to be voted upon, the holders of the ChaSerg Class A Common Stock and the ChaSerg Class B Common Stock vote together as a single class. Currently, all of the shares of ChaSerg Class B Common Stock are convertible into shares of ChaSerg Class A Common Stock on a one-for-one basis. The table below does not include the shares of ChaSerg Class A Common Stock underlying the Placement Units held or to be held by Sponsor, ChaSerg’s officers or directors because these securities are not exercisable within 60 days of this report.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
ChaSerg Technology Sponsor LLC(1)	530,000	2.3%	5,500,000	(2)	100.0%	21.4%
Lloyd Carney	__	__	__		__	__
Eric Benhamou	__	__	__		__	__
Clark N. Callander	__	__	__		__	__
Irwin Federman	__	__	__		__	__
William Zerella	__	__	__		__	__
All directors and executive officers as a group (5 individuals)	__	__	5,500,000	(2)	100.0%	19.5%
BlueCrest Capital Management Limited(3)	1,257,200	5.6%	__		__	4.5%
Basso SPAC Fund LLC(4)	1,200,801	5.3%	__		__	4.3%
AQR Capital Management, LLC(5)	1,440,000	6.4%	__		__	5.1%
MMCAP International Inc. SPC/MM Asset Management Inc.(6)	2,000,000	8.83%	__		__	7.11%

____________

1)       The Sponsor is the record holder of the shares reported herein. Each of ChaSerg’s officers and directors and advisors is or will be, directly or indirectly, a member of the Sponsor. There are three managing members of the Sponsor, Lloyd Carney, Alex Vieux and Steven Fletcher. Each manager has one vote, and the approval of two of the three managing members is required to approve an action of the Sponsor. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing, no individual managing member of the Sponsor exercises voting or dispositive control over any of the securities held by the Sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. The business address of each of these entities and individuals is at 533 Airport Blvd, Suite 400, Burlingame, CA 94010.

2)       Interests shown consist solely of Founder Shares, classified as shares of ChaSerg Class B Common Stock. Such shares are convertible into shares of ChaSerg Class A Common Stock on a one-for-one basis, subject to adjustment.

3)       According to a Schedule 13G filed with the SEC on January 18, 2018, BlueCrest Capital Management Limited serves as investment manager to BSMA Limited, a Cayman Islands exempted company, with respect to the shares held for the account of BSMA Limited. BlueCrest Capital Management (New York) LP acts as sub-investment manager of BSMA Limited, and reports to BlueCrest Capital Management Limited. Michael Platt serves as principal, director, and control person of BlueCrest Capital Management Limited. The address of the principal business office of each of BlueCrest Capital Management Limited and Michael Platt is Ground Floor, Harbour Reach, La Rue de Carteret, St Helier, Jersey, Channel Islands JE2 4HR.

4)       According to a Schedule 13G/A filed with the SEC on January 11, 2018, Basso Management, LLC is the manager of Basso SPAC Fund LLC. Basso Capital Management, L.P. serves as the investment manager of Basso SPAC Fund LLC. Basso GP, LLC is the general partner of BCM. Mr. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding partner of Basso Capital Management, L.P., and a member of each of Basso Management, LLC and Basso GP, LLC. Accordingly, each of Basso Management, LLC, Basso Capital Management, L.P., Basso GP, LLC and Howard I. Fischer may be deemed to indirectly beneficially own the shares held by Basso SPAC Fund LLC. The address of the principal business office of each of the reporting persons is 1266 East Main, Street, Fourth Floor, Stamford, Connecticut 06902.

5)       According to a Schedule 13G/A filed with the SEC on February 14, 2018, AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners, LLC is deemed to be controlled by AQR Capital Management, LLC. AQR Capital Management, LLC, and CNH Partners, LLC act as investment manager to AQR Absolute Return Master Account, L.P. AQR Principal Global Asset Allocation, LLC is the general partner of AQR Absolute Return Master Account, L.P. The address of the principal business office of each of the reporting persons is Two Greenwich Plaza Greenwich, CT 06830.

(6)      According to a Schedule 13G filed with the SEC on October 10, 2018 by MMCAP International Inc. SPC and MM Asset Management Inc, a Cayman Islands exempted company with the address of the principal place of business being George Town Financial Centre, 90 Fort Street, Grand Cayman, Cayman Islands and a Canadian company with the address of the principal place of business being 66 Wellington Street West, Suite 2707 Toronto, Ontario M5K 1H6 Canada, respectfully.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ChaSerg’s Related Party Transactions

In May 2018, ChaSerg issued an aggregate of 5,750,000 Founder Shares to its Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. Prior to the initial investment in ChaSerg of $25,000 by its Sponsor, ChaSerg had no assets, tangible or intangible. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the outstanding shares upon completion of ChaSerg’s IPO (not including the placement shares underlying the Placement Units purchased separately by its Sponsor and Cantor and its designees in the private placement). On October 25, 2018, the underwriters in ChaSerg’s IPO elected to exercise a portion of the over-allotment option for 2,000,000 additional units. As a result of such partial exercise, ChaSerg’s Sponsor forfeited 250,000 Founder Shares. The Founder Shares may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In October 2018, ChaSerg’s Sponsor and Cantor and its designees purchased an aggregate of 640,000 Placement Units at a price of $10.00 per Placement Unit, for an aggregate purchase price of $6,400,000, of which ChaSerg’s Sponsor purchased 530,000 Placement Units and Cantor and its designees purchased 110,000 Placement Units, in a private placement that occurred simultaneously with the closing of ChaSerg’s IPO and the over-allotment. There are no redemption rights or liquidating distributions from the Trust Account with respect to the Founder Shares, placement shares or placement warrants, which will expire worthless if ChaSerg does not consummate a business combination within the allotted 18 month period.

Commencing on October 4, 2018, ChaSerg pays First In Line Enterprises, Inc., an affiliate of ChaSerg’s Sponsor, a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of the Business Combination or ChaSerg’s liquidation, ChaSerg will cease to pay these monthly fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by ChaSerg to its Sponsor, officers and directors, or any affiliate of its Sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. ChaSerg’s audit committee will review on a quarterly basis all payments that were made to ChaSerg’s Sponsor, officers, directors or ChaSerg’s or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on ChaSerg’s behalf.

Prior to the closing of ChaSerg’s IPO, ChaSerg’s Sponsor agreed to loan ChaSerg up to $300,000 to be used for a portion of the expenses of its initial public offering. These loans were non-interest bearing, unsecured and were due at the earlier of December 31, 2018 or the closing of ChaSerg’s IPO. The loan was fully repaid on October 10, 2018.

In addition, in order to finance transaction costs in connection with an intended initial business combination, ChaSerg’s Sponsor or an affiliate of ChaSerg’s Sponsor or certain of ChaSerg’s officers and directors may, but are not obligated to, loan ChaSerg funds as may be required. If ChaSerg completes an initial business combination, ChaSerg would repay such loaned amounts. In the event that the initial business combination does not close, ChaSerg may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from ChaSerg’s Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender. The units would be identical to the Placement Units. The terms of such loans by ChaSerg’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. ChaSerg does not expect to seek loans from parties other than its Sponsor or an affiliate of its Sponsor as ChaSerg does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in ChaSerg’s Trust Account.

Grid Dynamics Related Party Transactions

Except as described below, since January 1, 2017, there have been no transactions to which Grid Dynamics has been a participant, in which: (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of Grid Dynamics’ total assets at year-end for the last two completed fiscal years; and (ii) any of its directors, executive officers, or holders of more than 5% of its capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation and other arrangements that are described in the section titled “Executive Compensation — Grid Dynamics” and the arrangements entered into in connection with the Business Combination as described in “Proposal No. 1: The Business Combination Proposal.”

     Eric Benhamou is a director of Grid Dynamics and, as an officer, director and otherwise an affiliate of BGV, which is a stockholder of Grid Dynamics, beneficially owns capital stock of Grid Dynamics. In addition, Mr. Benhamou is the President, Chief Financial Officer and a director of ChaSerg.

     In May 2019, Grid Dynamics sold to BGV an aggregate of (i) 622,027 shares of common stock of Grid Dynamics at a purchase price of $9.2500 per share, and (ii) 622,027 shares of Series A preferred stock of Grid Dynamics at a purchase price of $14.8647 per share (the “Private Placement”).

     Grid Dynamics is a party to an Investor’s Rights Agreement that was entered into with BGV in connection with the Private Placement. The Investor’s Rights Agreement provides BGV with certain rights, including the right to demand that Grid Dynamics file a registration statement or request that its shares be covered by a registration statement that Grid Dynamics is otherwise filing and a right of first offer in future issuance.

     Grid Dynamics believes the terms obtained or consideration that it paid or received, as applicable, in connection with the transactions described above were comparable to terms available or the amounts that would be paid or received, as applicable in arm’s-length transactions.

Related Party Transactions Following the Business Combination

After the Business Combination, members of ChaSerg’s management team who remain with ChaSerg may be paid consulting, management or other fees from the Successor with any and all amounts being fully disclosed to ChaSerg’s stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to ChaSerg’s stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider the Business Combination, as applicable, as it will be up to the directors of the Successor to determine executive and director compensation.

The Existing Holders will have registration rights to require ChaSerg to register a sale of any of ChaSerg’s securities held by them pursuant to the Registration Rights Agreement to be entered into in connection with the Business Combination. These holders will be entitled to make up to three demands, excluding short form registration demands, that ChaSerg register such securities for sale under the Securities Act. In addition, these holders will have “piggy-back” registration rights to include their securities in other registration statements filed by ChaSerg.

All ongoing and future transactions between ChaSerg and any of its officers and directors or their respective affiliates will be on terms believed by ChaSerg to be no less favorable to ChaSerg than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of ChaSerg’s uninterested “independent” directors (to the extent ChaSerg has any) or the members of ChaSerg’s board who do not have an interest in the transaction, in either case who had access, at ChaSerg’s expense, to ChaSerg’s attorneys or independent legal counsel. ChaSerg will not enter into any such transaction unless its disinterested “independent” directors (or, if there are no “independent” directors, ChaSerg’s disinterested directors) determine that the terms of such transaction are no less favorable to ChaSerg than those that would be available to ChaSerg with respect to such a transaction from unaffiliated third parties.

On November 13, 2019, and effective as of the Closing, the Voting Parties entered into a Stockholders’ Agreement, pursuant to which, among other things, the Voting Parties will agree (i) to take all necessary action to cause the Board to be comprised of eight directors effective immediately following the Closing, (ii) to grant each of ASL and Sponsor rights to designate two directors for election to the Board (and the Voting Parties will vote in favor of such designees), (iii) to designate the Chief Executive Officer of the Successor for election to the Board, and (iv) to designate three unaffiliated designates for election to the Board. See “Proposal No. 1: The Business Combination Proposal—Description of the Merger Agreement—Stockholders’ Agreement” for additional information.

DESCRIPTION OF ChaSerg Securities

Pursuant to ChaSerg’s Certificate of Incorporation, its authorized capital stock consists of 100,000,000 shares of ChaSerg Class A Common Stock, $0.0001 par value, 10,000,000 shares of ChaSerg Class B Common Stock, $0.0001 par value, and 1,000,000 shares of undesignated preferred stock, $0.0001 par value. The following description summarizes the material terms of ChaSerg’s capital stock. Because it is only a summary, it may not contain all the information that is important to you.

Units

Each unit consists of one share of ChaSerg Class A Common Stock and one half of one redeemable warrant. Only whole warrants are exercisable. Each whole warrant entitles the holder to purchase one share of common stock. Pursuant to the warrant agreement, a warrantholder may exercise his, her or its warrants only for a whole number of shares of common stock. This means that only a whole warrant may be exercised at any given time by a warrantholder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant.

ChaSerg Class A Common Stock and warrants comprising the units began separate trading October 30, 2018. Upon such separation, holders have the option to continue to hold units or separate their units into the component securities.

Common Stock

There are 28,140,000 shares of ChaSerg Class A Common Stock outstanding, consisting of 22,640,000 shares of ChaSerg Class A Common Stock (including shares of ChaSerg Class A Common Stock underlying the units) and 5,500,000 shares of ChaSerg Class B Common Stock held by ChaSerg’s initial stockholders.

Common stockholders of record are entitled to one vote for each share held on all matters to be voted on by stockholders. Holders of ChaSerg Class A Common Stock and holders of ChaSerg Class B Common Stock vote together as a single class on all matters submitted to a vote of ChaSerg’s stockholders, except as required by law. Unless specified in ChaSerg’s Certificate of Incorporation or bylaws, or as required by applicable provisions of the DGCL or applicable stock exchange rules, the affirmative vote of a majority of ChaSerg’s shares of common stock that are voted is required to approve any such matter voted on by stockholders. ChaSerg’s board of directors will be divided into three classes, each of which generally serves for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. ChaSerg’s stockholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefor.

In accordance with NASDAQ corporate governance requirements, ChaSerg is not required to hold an annual meeting until no later than one year after ChaSerg’s first fiscal year end following ChaSerg listing on NASDAQ, which occurred in 2019. Under Section 211(b) of the DGCL, ChaSerg is, however, required to hold an annual meeting of stockholders for the purposes of electing directors in accordance with ChaSerg’s bylaws, unless such election is made by written consent in lieu of such a meeting. ChaSerg may not hold an annual meeting of stockholders to elect new directors prior to the consummation of ChaSerg’s initial business combination, and thus we may not be in compliance with Section 211(b) of the DGCL, which requires an annual meeting. Therefore, if ChaSerg’s stockholders want it to hold an annual meeting prior to the consummation of our initial business combination, they may attempt to force it to hold one by submitting an application to the Delaware Court of Chancery in accordance with Section 211(c) of the DGCL.

ChaSerg will provide ChaSerg’s stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of ChaSerg’s initial business combination, which will be the Business Combination, if completed, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial business combination including interest earned on the funds held in the Trust Account and not previously released to ChaSerg to pay its franchise and income taxes, divided by the number of then outstanding Public Shares, subject to the limitations described herein. The Sponsor, ChaSerg’s officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any Founder Shares and placement shares and (excluding Cantor and/or its designees) any Public Shares held by them in connection with the completion of ChaSerg’s initial business combination. Unlike many blank check companies that hold stockholder votes and conduct proxy solicitations in conjunction with their initial business combinations and provide for related redemptions of Public Shares for cash upon completion of such initial business combinations even when a vote is not required by law, if a stockholder vote is not required by law and ChaSerg does not decide to hold a stockholder vote for business or other legal reasons, ChaSerg may, pursuant to ChaSerg’s amended and restated certificate of incorporation, conduct the redemptions pursuant to the tender offer rules of the SEC, and file tender offer documents with the SEC prior to completing ChaSerg’s initial business combination. ChaSerg’s Certificate of Incorporation requires these tender offer documents to contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under the SEC’s proxy rules. If, however, a stockholder approval of the transaction is required by law, or ChaSerg decides to obtain stockholder approval for business or other legal reasons, ChaSerg will, like many blank check companies, offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If ChaSerg seeks stockholder approval, ChaSerg will complete its’s initial business combination only if a majority of the outstanding shares of Common Stock voted are voted in favor of the initial business combination. A quorum for such meeting will consist of the holders present in person or by proxy of shares of outstanding capital stock of ChaSerg representing a majority of the voting power of all outstanding shares of capital stock of ChaSerg entitled to vote at such meeting.

However, the participation of the Sponsor, ChaSerg’s officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement), if any, could result in the approval of ChaSerg’s initial business combination even if a majority of ChaSerg’s Public Stockholders vote, or indicate their intention to vote, against such Business Combination. For purposes of seeking approval of the majority of ChaSerg’s outstanding shares of Common Stock voted, non-votes will have no effect on the approval of ChaSerg’s initial business combination once a quorum is obtained. ChaSerg intends to give approximately 30 days (but not less than 10 days nor more than 60 days) prior written notice of any such meeting, if required, at which a vote shall be taken to approve ChaSerg’s initial business combination. These quorum and voting thresholds, and the voting agreements of ChaSerg’s initial stockholders, may make it more likely that ChaSerg will consummate ChaSerg’s initial business combination. In connection with the Business Combination, ChaSerg will seek stockholder approval as described in this proxy statement.

If ChaSerg seeks stockholder approval of ChaSerg’s initial business combination and ChaSerg does not conduct redemptions in connection with ChaSerg’s initial business combination pursuant to the tender offer rules, ChaSerg’s amended and restated certificate of incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), is restricted from redeeming its shares with respect to more than an aggregate of 15% of the shares of Common Stock sold in ChaSerg’s IPO, which ChaSerg refers to as the Excess Shares. However, ChaSerg would not be restricting ChaSerg’s stockholders’ ability to vote all of their shares (including Excess Shares) for or against ChaSerg’s initial business combination. ChaSerg’s stockholders’ inability to redeem the Excess Shares reduces their influence over ChaSerg’s ability to complete its initial business combination, and such stockholders could suffer a material loss in their investment if they sell such Excess Shares on the open market. Additionally, such stockholders will not receive redemption distributions with respect to the Excess Shares if ChaSerg completes the initial business combination. And, as a result, such stockholders will continue to hold that number of shares exceeding 15% and, in order to dispose such shares would be required to sell their stock in open market transactions, potentially at a loss. ChaSerg is seeking stockholder approval in connection with the Business Combination.

The Sponsor, ChaSerg’s officers and directors have agreed to vote their Founder Shares, placement shares and any Public Shares purchased during or after ChaSerg’s IPO (including in open market and privately negotiated transactions) in favor of the Business Combination. As a result, in addition to ChaSerg’s initial stockholders’ Founder Shares and placement shares, ChaSerg requires 7,200,001, or 36.0%, of the 20,000,000 Public Shares outstanding to be voted in favor of an initial business combination (assuming all outstanding shares are voted) in order to have the Business Combination approved. Additionally, each Public Stockholder may elect to redeem its Public Shares irrespective of whether they vote for or against the proposed transaction (subject to the limitation described in the preceding paragraph).

Pursuant to ChaSerg’s Certificate of Incorporation, if ChaSerg is unable to complete ChaSerg’s initial business combination within 18 months from the closing of its initial public offering, ChaSerg will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than 10 business days thereafter subject to lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to ChaSerg to pay its franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ChaSerg’s remaining stockholders and ChaSerg’s board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. ChaSerg’s Sponsor, officers and directors have entered into a letter agreement with ChaSerg, pursuant to which they have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and placement shares held by them if ChaSerg fails to complete its initial business combination within 18 months from the closing of the initial public offering. However, if ChaSerg’s initial stockholders have acquired Public Shares in or after the initial public offering, they are entitled to liquidating distributions from the Trust Account with respect to such Public Shares if ChaSerg fails to complete its initial business combination within the prescribed time period.

In the event of a liquidation, dissolution or winding up of ChaSerg after an initial business combination, ChaSerg’s stockholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the Common Stock. ChaSerg’s stockholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the Common Stock, except that ChaSerg will provide its stockholders with the opportunity to redeem their Public Shares for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, upon the completion of its initial business combination, subject to the limitations described herein.

Founder Shares and Placement Shares

The Founder Shares and placement shares are identical to the shares of Class A Common Stock included in the units, and holders of Founder Shares and placement shares have the same stockholder rights as Public Stockholders, except that (i) the Founder Shares and placement shares are subject to certain transfer restrictions, as described in more detail below, (ii) ChaSerg’s Sponsor, officers and directors have entered into a letter agreement with ChaSerg, pursuant to which they have agreed (A) to waive their redemption rights with respect to any Founder Shares and placement shares and any Public Shares held by them in connection with the completion of ChaSerg’s initial business combination, (B) to waive their redemption rights with respect to their Founder Shares and placement shares and any Public Shares in connection with a stockholder vote to approve an amendment to ChaSerg’s amended and restated certificate of incorporation (x) to modify the substance or timing of ChaSerg’s obligation to redeem 100% of our Public Shares if ChaSerg has not completed the initial business combination within 18 months from the closing of the initial public offering or (y) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (C) to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete the initial business combination within 18 months from the closing of the initial public offering, although they will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if ChaSerg fails to complete the initial business combination within such time period, (iii) the Founder Shares are shares of ChaSerg Class B Common Stock that will automatically convert into shares of ChaSerg Class A Common Stock at the time of the initial business combination, or at any time prior thereto at the option of the holder, on a one-for-one basis, subject to adjustment as described herein, and (iv) are entitled to registration rights. If ChaSerg submits its initial business combination to its Public Stockholders for a vote, ChaSerg’s Sponsor, officers and directors have agreed pursuant to the letter agreement to vote any Founder Shares and placement shares held by them and any Public Shares purchased during or after the initial public offering (including in open market and privately negotiated transactions) in favor of ChaSerg’s initial business combination.

The shares of ChaSerg Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of ChaSerg’s initial business combination on a one-for-one basis (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like), and subject to further adjustment as provided herein. The conversion ratio may be adjusted to maintain the ratio at which shares of ChaSerg Class B Common Stock convert into shares of Class A Common Stock so that the number of shares of Class A Common Stock issuable upon conversion of all shares of ChaSerg Class B Common Stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of Common Stock outstanding upon completion of the IPO plus all shares of ChaSerg Class A Common Stock and equity-linked securities issued or deemed issued in connection with the initial business combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial business combination, any private placement-equivalent warrants issued to ChaSerg’s Sponsor or its affiliates upon conversion of loans made to us). However, no such adjustment to the conversion ratio will be made for issuances of shares of Class A Common Stock or equity-linked securities if the holders of a majority of the outstanding shares of ChaSerg Class B Common Stock agree to waive such adjustment with respect to such issuance, due to (but not limited to) the following: (i) closing conditions which are part of the agreement for ChaSerg’s initial business combination; (ii) negotiation with holders of ChaSerg Class A Common Stock on structuring an initial business combination; or (iii) negotiation with parties providing financing which would trigger the anti-dilution provisions of the ChaSerg Class B Common Stock.

Holders of Founder Shares may also elect to convert their shares of ChaSerg Class B Common Stock into an equal number of shares of Class A Common Stock, subject to adjustment as provided above, at any time. The term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for shares of Class A Common Stock issues in a financing transaction in connection with ChaSerg’s initial business combination, including but not limited to a private placement of equity or debt. Securities could be “deemed issued” for purposes of the conversion rate adjustment if such shares are issuable upon the conversion or exercise of convertible securities, warrants or similar securities.

With certain limited exceptions, the Founder Shares are not transferable, assignable or salable (except to ChaSerg’s officers and directors and other persons or entities affiliated with ChaSerg’s Sponsor, each of whom will be subject to the same transfer restrictions) until the earlier of (A) one year after the completion of ChaSerg’s initial business combination or (B) subsequent to the initial business combination, (x) if the last sale price of ChaSerg’s or, after the Business Combination, our Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after ChaSerg’s initial business combination, or (y) the date on which ChaSerg completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.

Preferred Stock

ChaSerg’s Certificate of Incorporation provides that shares of preferred stock may be issued from time to time in one or more series. ChaSerg’s board of directors is authorized to fix the voting rights, if any, designations, powers, preferences, the relative, participating, optional or other special rights and any qualifications, limitations and restrictions thereof, applicable to the shares of each series. ChaSerg’s board of directors will be able to, without stockholder approval, issue preferred stock with voting and other rights that could adversely affect the voting power and other rights of the holders of the Common Stock and could have anti-takeover effects. The ability of ChaSerg’s board of directors to issue preferred stock without stockholder approval could have the effect of delaying, deferring or preventing a change of control of us or the removal of existing management. ChaSerg has no preferred stock outstanding at the date hereof. Although ChaSerg does not currently intend to issue any shares of preferred stock, ChaSerg cannot assure you that it will not do so in the future.

Redeemable Warrants

Public Stockholders’ Warrants

Each whole warrant entitles the registered holder to purchase one share of ChaSerg Class A Common Stock at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of 12 months from the closing of the initial public offering or 30 days after the completion of ChaSerg’s initial business combination. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares of Class A Common Stock. This means that only a whole warrant may be exercised at any given time by a warrantholder. No fractional warrants were issued upon separation of the units and only whole warrants will trade. Accordingly, unless a holder purchases at least two units, the holder will not be able to receive or trade a whole warrant.

The warrants expire five years after the completion of ChaSerg’s initial business combination, at 5:00 p.m., Eastern time, or earlier upon redemption or liquidation.

ChaSerg will not be obligated to deliver any shares of Class A Common Stock pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the shares of Class A Common Stock underlying the warrants is then effective and a prospectus relating thereto is current, subject to ChaSerg satisfying its obligations described below with respect to registration. No warrant will be exercisable and ChaSerg will not be obligated to issue shares of Class A Common Stock upon exercise of a warrant unless Class A Common Stock issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will ChaSerg be required to net cash settle any warrant.

ChaSerg agreed that as soon as practicable, but in no event later than 15 business days after the closing of its initial business combination, ChaSerg will use its best efforts to file with the SEC a registration statement covering the shares of Class A Common Stock issuable upon exercise of the warrants, to cause such registration statement to become effective and to maintain a current prospectus relating to those shares of Class A Common Stock until the warrants expire or are redeemed, as specified in the warrant agreement. Notwithstanding the foregoing, if a registration statement covering the Class A Common Stock issuable upon exercise of the warrants is not effective within a specified period following the consummation of the initial business combination, warrant holders may, until such time as there is an effective registration statement and during any period when ChaSerg fails to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, or the Securities Act, provided that such exemption is available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis.

Once the warrants become exercisable, ChaSerg may call the warrants for redemption:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption (the “30-day redemption period”) to each warrantholder; and

•        if, and only if, the reported last sale price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending three business days before ChaSerg sends the notice of redemption to the warrantholders.

If and when the warrants become redeemable by ChaSerg, ChaSerg may not exercise its redemption right if the issuance of shares of Common Stock upon exercise of the warrants is not exempt from registration or qualification under applicable state blue sky laws or ChaSerg is unable to effect such registration or qualification. ChaSerg will use its best efforts to register or qualify such shares of Common Stock under the blue sky laws of the state of residence in those states in which the warrants were offered by ChaSerg in the initial public offering.

ChaSerg has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and ChaSerg issues a notice of redemption of the warrants, each warrantholder will be entitled to exercise its warrant prior to the scheduled redemption date. However, the price of the Class A Common Stock may fall below the $18.00 redemption trigger price (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) as well as the $11.50 warrant exercise price after the redemption notice is issued.

If ChaSerg calls the warrants for redemption as described above, ChaSerg’s management will have the option to require any holder that wishes to exercise its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” ChaSerg’s management will consider, among other factors, ChaSerg’s cash position, the number of warrants that are outstanding and the dilutive effect on ChaSerg’s stockholders of issuing the maximum number of shares of Class A Common Stock issuable upon the exercise of the warrants. If ChaSerg’s management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of shares of Class A Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A Common Stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” is the average reported last sale price of the Class A Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. If ChaSerg’s management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of shares of Class A Common Stock to be received upon exercise of the warrants, including the “fair market value” in such case. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. ChaSerg believes this feature is an attractive option to it if ChaSerg does not need the cash from the exercise of the warrants after ChaSerg’s initial business combination. If ChaSerg calls ChaSerg’s warrants for redemption and ChaSerg’s management does not take advantage of this option, our Sponsor and its permitted transferees would still be entitled to exercise their placement warrants for cash or on a cashless basis using the same formula described above that other warrantholders would have been required to use had all warrantholders been required to exercise their warrants on a cashless basis, as described in more detail below.

A holder of a warrant may notify ChaSerg in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the shares of Class A Common Stock outstanding immediately after giving effect to such exercise.

If the number of outstanding shares of Class A Common Stock is increased by a stock dividend payable in shares of Class A Common Stock, or by a split-up of shares of Class A Common Stock or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Class A Common Stock issuable on exercise of each whole warrant will be increased in proportion to such increase in the outstanding shares of Class A Common Stock. A rights offering to holders of Class A Common Stock entitling holders to purchase shares of Class A Common Stock at a price less than the fair market value will be deemed a stock dividend of a number of shares of Class A Common Stock equal to the product of (i) the number of shares of Class A Common Stock actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A Common Stock) and (ii) one (1) minus the quotient of (x) the price per share of Class A Common Stock paid in such rights offering divided by (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A Common Stock, in determining the price payable for Class A Common Stock, any consideration received for such rights will be taken into account, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A Common Stock as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the shares of Class A Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.

In addition, if ChaSerg, at any time while the warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to the holders of Class A Common Stock on account of such shares of Class A common stock (or other shares of our capital stock into which the warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) to satisfy the redemption rights of the holders of Class A Common Stock in connection with a proposed initial business combination, (d) to satisfy the redemption rights of the holders of Class A Common Stock in connection with a stockholder vote to amend ChaSerg’s amended and restated certificate of incorporation (i) to modify the substance or timing of ChaSerg’s obligation to redeem 100% of ChaSerg Class A Common Stock if ChaSerg does not complete its initial business combination within 18 months from the closing of the initial public offering or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, or (e) in connection with the redemption of ChaSerg’s Public Shares upon our failure to complete its initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each share of Class A Common Stock in respect of such event.

If the number of outstanding shares of our Class A Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Class A Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Class A Common Stock issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding shares of Class A Common Stock.

Whenever the number of shares of Class A Common Stock purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of shares of Class A Common Stock purchasable upon the exercise of the warrants immediately prior to such adjustment, and (y) the denominator of which will be the number of shares of Class A Common Stock so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding shares of Class A Common Stock (other than those described above or that solely affects the par value of such shares of Class A Common Stock), or in the case of any merger or consolidation of ChaSerg with or into another corporation (other than a consolidation or merger in which ChaSerg is the continuing corporation and that does not result in any reclassification or reorganization of ChaSerg’s outstanding shares of Class A Common Stock), or in the case of any sale or conveyance to another corporation or entity of its assets or other property as an entirety or substantially as an entirety in connection with which ChaSerg is dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the shares of ChaSerg Class A Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Class A common stock in such a transaction is payable in the form of Class A common stock in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants in order to determine and realize the option value component of the warrant. This formula is to compensate the warrant holder for the loss of the option value portion of the warrant due to the requirement that the warrant holder exercise the warrant within 30 days of the event. The Black-Scholes model is an accepted pricing model for estimating fair market value where no quoted market price for an instrument is available.

The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and ChaSerg. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 65% of the then outstanding public warrants to make any change that adversely affects the interests of the registered holders of public warrants.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to ChaSerg, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of Class A common stock and any voting rights until they exercise their warrants and receive shares of Class A common stock. After the issuance of shares of Class A common stock upon exercise of the warrants, each holder will be entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, ChaSerg will, upon exercise, round down to the nearest whole number of shares of Class A common stock to be issued to the warrantholder.

Placement warrants

Except as described below, the placement warrants have terms and provisions that are identical to those of the warrants sold as part of the units in the initial public offering, including as to exercise price, exercisability and exercise period. The placement warrants (including the Class A common stock issuable upon exercise of the placement warrants) will not be transferable, assignable or salable until 30 days after the completion of ChaSerg’s initial business combination (except, among other limited exceptions as described under the section of Form S-1 declared effective in connection with the IPO entitled “Principal Stockholders — Restrictions on Transfers of Founder Shares and Placement Units,” to ChaSerg’s officers and directors and other persons or entities affiliated with ChaSerg’s Sponsor or Cantor and/or its designees) . They will also be exercisable on a cashless basis and will not be redeemable by us so long as they are held by ChaSerg’s Sponsor, Cantor and/or their permitted transferees. ChaSerg’s Sponsor, Cantor and/or their permitted transferees, have the option to exercise the placement warrants on a cashless basis. If the placement warrants are held by holders other than the Sponsor, Cantor and/or their permitted transferees, the placement warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in ChaSerg’s IPO. In addition, for as long as the placement warrants are held by Cantor and/or its designees or affiliates, they may not be exercised after five years from the effective date of the registration statement used in connection with our IPO.

If holders of the placement warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering their warrants for that number of shares of Class A common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Class A common stock underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” means the average reported last sale price of the Class A common stock for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that ChaSerg has agreed that these warrants will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees is that ChaSerg’s Sponsor or its transferees could be affiliated with the Successor following an initial business combination, as will be the case with respect to the Business Combination. If they remain affiliated with the Successor, their ability to sell our securities in the open market will be significantly limited. Accordingly, unlike Public Stockholders who could sell the shares of Class A common stock issuable upon exercise of the warrants freely in the open market, the insiders could be significantly restricted from doing so. As a result, ChaSerg believes that allowing the holders to exercise such warrants on a cashless basis is appropriate.

In order to finance transaction costs in connection with an intended initial business combination, ChaSerg’s Sponsor or an affiliate of our Sponsor or certain of ChaSerg’s officers and directors may, but are not obligated to, loan ChaSerg funds as may be required. Up to $1,500,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender. The units would be identical to the Placement Units.

ChaSerg’s Sponsor and Cantor and their designees have agreed not to transfer, assign or sell any of the placement warrants (including the Class A common stock issuable upon exercise of any of these warrants) until the date that is 30 days after the date ChaSerg completes its initial business combination, except that, among other limited exceptions as described under the section of Form S-1 declared effective in connection with the IPO entitled “Principal Stockholders — Restrictions on Transfers of Founder Shares and Placement Warrants” made to ChaSerg’s officers and directors and other persons or entities affiliated with its Sponsor.

Dividends

ChaSerg has not paid any cash or stock dividends of ChaSerg Class A Common Stock to date and does not intend to pay cash or stock dividends prior to the completion of the Business Combination.

ChaSerg’s Transfer Agent and Warrant Agent

The transfer agent for ChaSerg’s Class A Common Stock and warrant agent for ChaSerg’s warrants is Continental Stock Transfer & Trust Company. ChaSerg has agreed to indemnify Continental Stock Transfer & Trust Company in its roles as transfer agent and warrant agent, its agents and each of its stockholders, directors, officers and employees against all claims and losses that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

ChaSerg’s Certificate of Incorporation

ChaSerg’s Certificate of Incorporation contains certain requirements and restrictions relating to the initial public offering that will apply to ChaSerg until the completion of its initial business combination. These provisions cannot be amended without the approval of the holders of 65% of ChaSerg Class A Common Stock. Specifically, ChaSerg’s Certificate of Incorporation provides, among other things, that:

•        If ChaSerg is unable to complete its initial business combination within 18 months from the closing of the initial public offering, ChaSerg will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay ChaSerg franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of ChaSerg’s remaining stockholders and ChaSerg’s board of directors, dissolve and liquidate, subject in each case to ChaSerg’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law;

•        Prior to ChaSerg’s initial business combination, ChaSerg may not issue additional shares of capital stock that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any initial business combination;

•        Although ChaSerg does not intend to enter into an initial business combination with a target business that is affiliated with ChaSerg’s Sponsor, directors or officers, ChaSerg is not prohibited from doing so. In the event ChaSerg enters into such a transaction, ChaSerg, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such an initial business combination is fair to ChaSerg from a financial point of view;

•        If a stockholder vote on ChaSerg’s initial business combination is not required by law and ChaSerg does not decide to hold a stockholder vote for business or other legal reasons, ChaSerg will offer to redeem ChaSerg’s Public Shares pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, and will file tender offer documents with the SEC prior to completing ChaSerg’s initial business combination which contain substantially the same financial and other information about ChaSerg’s initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act;

•        If ChaSerg’s stockholders approve an amendment to ChaSerg’s Certificate of Incorporation to modify the substance or timing of ChaSerg’s obligation to redeem 100% of its Public Shares if ChaSerg does not complete its initial business combination within 18 months from the closing of the initial public offering or with respect to any other provision relating to stockholders’ rights or pre-business combination activity, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their shares of Class A common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to ChaSerg to pay its franchise and income taxes, divided by the number of then outstanding Public Shares; and

•        ChaSerg will not effectuate its initial business combination with another blank check company or a similar company with nominal operations.

In addition, our Certificate of Incorporation provides that under no circumstances will we redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon consummation of our initial business combination and after payment of underwriters’ fees and commissions.

Certain Anti-Takeover Provisions of Delaware Law and ChaSerg’s Amended and Restated Certificate of Incorporation and Bylaws

ChaSerg is subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. This statute prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

•        a stockholder who owns 15% or more of ChaSerg’s outstanding voting stock (otherwise known as an “interested stockholder”);

•        an affiliate of an interested stockholder; or

•        an associate of an interested stockholder, for three years following the date that the stockholder became an interested stockholder.

A “business combination” includes a merger or sale of more than 10% of ChaSerg’s assets. However, the above provisions of Section 203 do not apply if:

•        ChaSerg’s board of directors approves the transaction that made the stockholder an “interested stockholder,” prior to the date of the transaction;

•        after the completion of the transaction that resulted in the stockholder becoming an interested stockholder, that stockholder owned at least 85% of ChaSerg’s voting stock outstanding at the time the transaction commenced, other than statutorily excluded shares of common stock; or

•        on or subsequent to the date of the transaction, the initial business combination is approved by ChaSerg’s board of directors and authorized at a meeting of ChaSerg’s stockholders, and not by written consent, by an affirmative vote of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

ChaSerg’s Certificate of Incorporation provides that ChaSerg’s board of directors will be classified into three classes of directors. As a result, in most circumstances, a person can gain control of ChaSerg’s board only by successfully engaging in a proxy contest at two or more annual meetings.

ChaSerg’s authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Securities Eligible for Future Sale

As of the date hereof, ChaSerg has 28,140,000 shares of common stock outstanding. Of these shares, the 22,000,000 shares of Class A common stock sold in ChaSerg’s IPO are be freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of ChaSerg’s affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 6,140,000 shares and all 640,000 Placement

Units (including component securities contained therein) are restricted securities under Rule 144 because they were issued in private transactions not involving a public offering and are subject to transfer restrictions. These restricted securities are entitled to registration rights as more fully described below under “— Registration Rights.”

Rule 144

Pursuant to Rule 144, a person who has beneficially owned restricted shares of ChaSerg’s Class A Common Stock or warrants for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of ChaSerg’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) ChaSerg is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as ChaSerg was required to file reports) preceding the sale.

Persons who have beneficially owned restricted shares of ChaSerg’s Class A Common Stock or warrants for at least six months but who are ChaSerg’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•        1% of the total number of shares of Class A common stock then outstanding, which equal 226,400 shares as of the date hereof; or

•        the average weekly reported trading volume of the common stock during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by ChaSerg’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•        the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•        the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•        the issuer of the securities has filed all Exchange Act reports and materials required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•        at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, ChaSerg’s initial stockholders are able to sell their Founder Shares and Placement Units (including component securities contained therein), as applicable, pursuant to Rule 144 without registration one year after the completion of ChaSerg’s initial business combination.

Registration Rights

The holders of the Founder Shares, Placement Units (including securities contained therein) and units (including securities contained therein) that may be issued upon conversion of working capital loans, and any shares of Class A common stock issuable upon the exercise of the placement warrants and any shares of Class A common stock and warrants (and underlying Class A common stock) that may be issued upon conversion of the units issued as part of the working capital loans and Class A common stock issuable upon conversion of the Founder Shares, are entitled to registration rights pursuant to a registration rights agreement entered into in connection with ChaSerg’s IPO, requiring ChaSerg to register such securities for resale (in the case of the Founder Shares, only after conversion to ChaSerg Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that ChaSerg registers such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of ChaSerg’s initial business combination and rights to require ChaSerg to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, Cantor and its designees may not exercise its demand and “piggyback” registration rights after October 4, 2023 and October 4, 2025 and may not exercise its demand rights on more than one occasion. ChaSerg will bear the expenses incurred in connection with the filing of any such registration statements.

Listing of Securities

ChaSerg’s units, Class A common stock and warrants are listed on NASDAQ under the symbols “CTACU,” “CTAC” and “CTACW,” respectively.

DESCRIPTION OF SUCCESSOR Securities

The following summary of the material terms of the post-combination company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the proposed amended and restated certificate of incorporation is attached hereto as Annex B. We urge you to read our proposed amended and restated certificate of incorporation in its entirety for a complete description of the rights and preferences of the post-combination company’s securities following the Business Combination.

Authorized and Outstanding Stock

Successor’s amended and restated certificate of incorporation will authorize it to issue up to 100,000,000 shares of common stock, $0.0001 par value per share, and 1,000,000 shares of preferred stock, $0.0001 par value per share.

Common stock

Voting Rights

Each holder of common stock of Successor is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Successor stockholders do not have cumulative voting rights in the election of directors. Accordingly, holders of a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting are able to elect all of the directors.

Dividend Rights

Holders of common stock will be entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor. In no event will any stock dividends or stock splits or combinations of stock be declared or made on common stock unless the shares of common stock at the time outstanding are treated equally and identically.

Liquidation, Dissolution and Winding Up

In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the post-combination company, the holders of the common stock will be entitled to receive an equal amount per share of all of our assets of whatever kind available for distribution to stockholders, after the rights of the holders of the preferred stock have been satisfied, as may be established by the Successor’s board of directors.

Preemptive or Other Rights

Our stockholders will have no preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to our common stock.

Election of Directors

Successor’s amended and restated certificate of incorporation will provide for its board of directors to be divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. There is no cumulative voting with respect to the election of directors, with the result that the election of all directors is determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

Preferred Stock

Successor’s board of directors has the authority, without further action by Successor’s stockholders, to issue the unissued shares of preferred stock in one or more series and to fix the rights, preferences, privileges, and restrictions thereof. No shares of preferred stock are outstanding and Successor has no present plan to issue any shares of preferred stock.

Warrants

Effective upon the consummation of the Business Combination, each warrant outstanding for the purchase of shares of ChaSerg Class A Common Stock prior to the consummation of the Business Combination will in accordance with their terms become exercisable for one share of common stock of Successor, with all other terms of such warrants remaining unchanged. Successor will assume all rights and obligations under ChaSerg’s existing warrant agreement. For additional information about these warrants, see the section entitled “Description of ChaSerg Securities — Redeemable Warrants.”

Successor’s Transfer Agent and Warrant Agent

Upon completion of the Business Combination, the transfer agent and registrar for common stock of Successor and warrant agent for Successor warrants will be Continental Stock Transfer & Trust Company.

Certain Anti-Takeover Provisions of Delaware Law, Successor’s Amended and Restated Certificate of Incorporation, and Successor’s Bylaws

Successor’s amended and restated certificate of incorporation will provide that its board of directors will be classified into three classes of directors. As a result, in most circumstances, a person will be able to gain control of its board only by successfully engaging in a proxy contest at three or more annual meetings.

Successor’s amended and restated certificate of incorporation will not only allow stockholders to act by written consent. Successor’s amended and restated certificate of incorporation will provide that directors may be removed prior to the expiration of their terms by stockholders only for cause or upon the affirmative vote of at least a majority of the voting power of all outstanding common stock.

Successor’s amended and restated certificate of incorporation will require that changes or amendments to the amended and restated certificate of incorporation or the amended and restated bylaws must be approved by at least a majority of the voting power of the then-outstanding common stock.

Successor’ amended and restated certificate of incorporation will not provide for cumulative voting in the election of directors; Successor’s board of directors will be empowered to elect a director to fill a vacancy created by the expansion of the board of directors or the resignation, death, or removal of a director in certain circumstances; and Successor’s advance notice procedures will include requirements that the stockholders must comply with in order to nominate candidates to our board of directors or to propose matters to be acted upon at a stockholders’ meeting.

Successor’s authorized but unissued common stock and preferred stock are available for future issuances without stockholder approval and could be utilized for a variety of corporate purposes, including future offerings to raise additional capital, acquisitions and employee benefit plans. The existence of authorized but unissued and unreserved common stock and preferred stock could render more difficult or discourage an attempt to obtain control of Successor by means of a proxy contest, tender offer, merger or otherwise.

Registration Rights Agreement

For a description of the Registration Rights Agreement among Successor, Existing Holders and the Sponsor, please see “Proposal No. 1: The Business Combination Proposal — The Registration Rights Agreement.”

Listing of Securities

Successor has applied to list its common stock and warrants on NASDAQ under the symbols “CTAC” and “CTACW,” respectively, upon the closing of the Business Combination.

PRICE RANGE OF SECURITIES AND DIVIDENDS

ChaSerg

Price Range of ChaSerg’s Securities

Our units, Class A common stock and warrants are each traded on the NASDAQ Capital Market under the symbols “CTACU,” “CTAC” and “CTACW,” respectively. Our units commenced public trading on October 5, 2018, and our Class A common stock and warrants commenced public trading on October 30, 2018.

In connection with the closing of the Business Combination, ChaSerg will change its corporate name to “Grid Dynamics Holdings, Inc.” and ChaSerg’s Class A Common Stock and warrants will be converted into the Successor’s common stock and warrants. ChaSerg anticipates that, following the closing of the Business Combination, the Successor’s common stock and common stock warrants will be traded on NASDAQ under the symbols “CTAC” and “CTACW,” respectively, and ChaSerg’s units will separate into their component shares of common stock and warrants and the units will no longer be listed on NASDAQ.

The table below sets forth the high and low sales prices of ChaSerg’s units, common stock and warrants as reported on NASDAQ, for each full quarterly period within since such securities started trading in October 2018.

	Units		Class A Common Stock		Warrants
Year Ended December 31, 2018	Low	High	Low	High	Low	High
October 2018 through December 31, 2018	$9.95	$10.04	$9.50	$10.00	$0.73	$1.00
	Units		Common Stock		Warrants
Year Ended December 30, 2019	Low	High	Low	High	Low	High
January 1, 2019 through March 31, 2019	$9.94	$10.22	$9.65	$9.88	$0.52	$0.84
April 1, 2019 through June 30, 2019	$10.16	$10.45	$9.87	$10.04	$0.57	$0.75
July 1, 2019 through September 30, 2019	$10.52	$10.65	$10.00	$10.12	$0.75	$0.89
October 1, 2019 through November 25, 2019	$10.63	$11.89	$10.12	$10.68	$0.90	$1.85

On November 25, 2019, ChaSerg’s Class A Common Stock had a closing price of $10.68, its warrants had a closing price of $1.83 and its units had a closing price of $11.42.

Holders of ChaSerg units, common stock and warrants should obtain current market quotations for their securities. The market price of ChaSerg units, common stock and warrants could vary at any time before the business combination with Grid Dynamics.

Dividend Policy of ChaSerg

ChaSerg has not paid any cash dividends on its shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon its revenues and earnings, if any, capital requirements and general financial condition subsequent to the completion of its initial business combination. The payment of any cash dividends subsequent to completion of its initial business combination, including the Business Combination, will be within the discretion of the ChaSerg Board at such time. In addition, the ChaSerg Board is not currently contemplating and does not anticipate declaring any share dividends in the foreseeable future. Further, if ChaSerg incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants that ChaSerg may agree to in connection therewith.

Dividend Policy of the Successor Following the Business Combination

Following consummation of the Business Combination, the Successor’s board of directors will consider whether or not to institute a dividend policy. It is the present intention of the Successor to assess its ability to declare dividends in light of its capital structure and earnings immediately following the Closing.

Grid Dynamics

Price Range of Grid Dynamics Securities

Historical market price information regarding Grid Dynamics is not provided because there is no public market for Grid Dynamics’ securities.

APPRAISAL RIGHTS

Appraisal rights are not available to holders of ChaSerg Class A Common Stock in connection with the Business Combination. In contrast, Grid Dynamics stockholders who do not vote in favor of the Mergers are entitled to appraisal rights.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

Representatives of ChaSerg’s independent registered public accounting firm, WithumSmith+Brown, PC, will be available via teleconference if necessary at the special meeting of the stockholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

Householding Information

Pursuant to the rules of the SEC, ChaSerg and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, ChaSerg will deliver a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that ChaSerg deliver single copies of the proxy statement in the future. Stockholders may notify ChaSerg of their requests by calling or writing ChaSerg at its principal executive offices 533 Airport Blvd, Suite 400, Burlingame, CA 94010.

SUBMISSION OF STOCKHOLDER PROPOSALS

ChaSerg’s board of directors is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

For any proposal to be considered for inclusion in ChaSerg’s proxy statement and form of proxy for submission to the stockholders at its 2019 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and ChaSerg’s bylaws. Because the 2019 annual meeting of stockholders would be ChaSerg’s first meeting, such proposals must be received by ChaSerg at its executive offices a reasonable time before ChaSerg begins to print and mail its 2019 annual meeting proxy materials in order to be considered for inclusion in ChaSerg’s proxy materials for the 2019 annual meeting.

In addition, if the Business Combination is consummated, ChaSerg’s amended and restated bylaws will provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Pursuant to ChaSerg’s proposed amended and restated bylaws, because the 2019 annual meeting of stockholders will be ChaSerg’s first meeting, to be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at ChaSerg’s principal executive offices 533 Airport Blvd, Suite 400, Burlingame, CA 94010. Nominations and proposals also must satisfy other requirements set forth in the proposed amended and restated bylaws.

WHERE YOU CAN FIND MORE INFORMATION

ChaSerg files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read ChaSerg’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to ChaSerg at the following address:

ChaSerg Technology Acquisition Corp.

533 Airport Blvd, Suite 400

Burlingame, CA 94010
Attn: Chief Executive Officer

Telephone: (619) 736-6855

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the Proposals to be presented at the Special Meeting, you should contact ChaSerg’s proxy solicitation agent at the following address and telephone number:

105 Madison Avenue
New York, New York 10016
Toll-Free: (800) 322-2885
Call collect: (212) 929-5500

If you are a ChaSerg stockholder and would like to request documents, please do so by           , in order to receive them before the Special Meeting. If you request any documents from ChaSerg, ChaSerg will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement relating to ChaSerg has been supplied by ChaSerg, and all such information relating to Grid Dynamics has been supplied by the Grid Dynamics. Information provided by either ChaSerg or Grid Dynamics does not constitute any representation, estimate or projection of any other party.

This document is a proxy statement of ChaSerg for the Special Meeting. ChaSerg has not authorized anyone to give any information or make any representation about the business combination, ChaSerg or Grid Dynamics that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

INDEX TO FINANCIAL STATEMENTS

Page Number
Unaudited Condensed Financial Statements of ChaSerg Technology Acquisition Corp.
Condensed Balance Sheets as of September 30, 2019 and December 31, 2018	F-2

Condensed Statements of Operations for the Three and Nine Months Ended September 30, 2019 and the Three Months Ended September 30, 2018 and for the Period from May 21, 2018 (inception) through September 30, 2018

F-3

Condensed Statements of Changes in Stockholders’ Equity for the Three and Nine Months Ended September 30, 2019 and the Three Months Ended September 30, 2018 and for the Period from May 21, 2018 (inception) through September 30, 2018

F-4
Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2019 and for the Period from May 21, 2018 (inception) through September 30, 2018	F-5
Notes to Condensed Financial Statements	F-6
Audited Financial Statements of ChaSerg Technology Acquisition Corp.
Report of Independent Registered Public Accounting Firm	F-17
Balance Sheet as of December 31, 2018	F-18
Statement of Operations for the Period from May 21, 2018 (inception) through December 31, 2018	F-19
Statement of Changes in Stockholders’ Equity for the Period from May 21, 2018 (inception) through December 31, 2018	F-20
Statement of Cash Flows for the Period from May 21, 2018 (inception) through December 31, 2018	F-21
Notes to Financial Statements	F-22
Unaudited Condensed Financial Statements of Grid Dynamics International, Inc.
Condensed Consolidated Balance Sheets as of September 30, 2019 and December 31, 2018	F-33
Condensed Consolidated Statements of Income and Comprehensive Income for the Nine Months Ended September 30, 2019 and 2018	F-34
Condensed Consolidated Statement of Shareholders’ Equity for the Nine Months Ended September 30, 2019 and the Nine Months Ended September 30, 2018	F-35
Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2019 and 2018	F-36
Notes to Condensed Financial Statements	F-37
Audited Financial Statements of Grid Dynamics International, Inc.
Report of Independent Registered Public Accounting Firm	F-43
Consolidated Balance Sheets as of December 31, 2018 and 2017	F-44
Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2018 and 2017	F-45
Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2018 and 2017	F-46
Consolidated Statement of Cash Flows for the years ended December 31, 2018 and 2017	F-47
Notes to Financial Statements	F-48

CHASERG TECHNOLOGY ACQUISITION CORP.
CONDENSED BALANCE SHEETS

	September 30, 2019	December 31, 2018
	(unaudited)
ASSETS
Current Assets
Cash	$357,826	$1,011,224
Prepaid expenses and other current assets	101,725	194,482
Total Current Assets	459,551	1,205,706
Cash and marketable securities held in Trust Account	223,495,864	221,158,467
Total Assets	$223,955,415	$222,364,173
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$127,921	$216,493
Accrued offering costs	11,250	11,250
Income taxes payable	134,485	217,377
Total Current Liabilities	273,656	445,120
Deferred underwriting fees	7,700,000	7,700,000
Total Liabilities	7,973,656	8,145,120
Commitments
Common stock subject to possible redemption, 21,098,175 and 20,921,905 shares at approximately $10.00 per share as of September 30, 2019 and December 31, 2018, respectively	210,981,750	209,219,050
Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,541,825 and 1,718,095 issued and outstanding (excluding 21,098,175 and 20,921,905 shares subject to possible redemption) as of September 30, 2019 and December 31, 2018, respectively	154	172
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,500,000 shares issued and outstanding	550	550
Additional paid-in capital	2,621,235	4,383,917
Retained earnings	2,378,070	615,364
Total Stockholders’ Equity	5,000,009	5,000,003
Total Liabilities and Stockholders’ Equity	$223,955,415	$222,364,173

The accompanying notes are an integral part of the unaudited condensed financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30, 2019	For the Period from May 21, 2018 (inception) through September 30, 2018
	2019	2018
General and administrative expenses	$693,160	$33	$1,288,383	$1,608
Loss from operations	(693,160)	(33)	(1,288,383)	(1,608)
Other income:
Interest earned on marketable securities held in Trust Account	1,116,416	—	3,734,207	—
Income (loss) before provision for income taxes	423,256	(33)	2,445,824	(1,608)
Provision for income taxes	(154,489)	—	(683,118)	—
Net income (loss)	$268,767	$(33)	$1,762,706	$(1,608)
Weighted average shares outstanding of Class A redeemable common stock	22,000,000	—	22,000,000	—
Basic and diluted income per share, Class A	$0.03	$—	$0.12	$—
Weighted average shares outstanding of Class A and Class B non-redeemable common stock	6,140,000	5,000,000	6,140,000	5,000,000
Basic and diluted net loss per share, Class A and Class B	$(0.05)	$(0.00)	$(0.13)	$(0.00)

The accompanying notes are an integral part of the unaudited condensed financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(UNAUDITED)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2018 AND FOR THE PERIOD FROM MAY 21, 2018 (INCEPTION) THROUGH SEPTEMBER 30, 2018

	Class A Common Stock		Class B Common Stock		Additional Paid in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – May 21, 2018 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B common stock to Sponsor(1)	—	—	5,750,000	575	24,425	—	25,000
Net loss	—	—	—	—	—	(1,575)	(1,575)
Balance – June 30, 2018 (unaudited)	—	—	5,750,000	575	24,425	(1,575)	23,425
Net loss	—	—	—	—	—	(33)	(33)
Balance – September 30, 2018 (unaudited)	—	$—	5,750,000	$575	$24,425	$(1,608)	$23,392

____________

(1)      Included 750,000 shares subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters.

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2019

	Class A Common Stock		Class B Common Stock		Additional Paid in Capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – December 31, 2018	1,718,095	$172	5,500,000	$550	$4,383,917	$615,364	$5,000,003
Change in value of common stock subject to possible redemption	(72,023)	(7)	—	—	(720,223)	—	(720,230)
Net income	—	—	—	—	—	720,234	720,234
Balance – March 31, 2019 (unaudited)	1,646,072	165	5,500,000	550	3,663,694	1,335,598	5,000,007
Change in value of common stock subject to possible redemption	(77,371)	(8)	—	—	(773,702)	—	(773,710)
Net income	—	—	—	—	—	773,705	773,705
Balance – June 30, 2019 (unaudited)	1,568,701	157	5,500,000	550	2,889,992	2,109,303	5,000,002
Change in value of common stock subject to possible redemption	(26,876)	(3)	—	—	(268,757)	—	(268,760)
Net income	—	—	—	—	—	268,767	268,767
Balance – September 30, 2019 (unaudited)	1,541,825	$154	5,500,000	$550	$2,621,235	$2,378,070	$5,000,009

The accompanying notes are an integral part of the unaudited condensed financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine Months Ended September 30, 2019	For the Period from May 21, 2018 (inception) through September 30, 2018
Cash Flows from Operating Activities:
Net income (loss)	$1,762,706	$(1,608)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(3,734,207)	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	92,757	—
Accounts payable and accrued expenses	(88,572)	1,500
Income taxes payable	(82,892)	—
Net cash used in operating activities	(2,050,208)	(108)
Cash Flows from Investing Activities:
Cash withdrawn from Trust Account	1,396,810	—
Net cash provided by investing activities	1,396,810	—
Cash Flows from Financing Activities
Proceeds from issuance of Class B common stock to Sponsor	—	25,000
Proceeds from promissory note – related party	—	223,100
Payment of offering costs	—	(199,173)
Net cash provided by financing activities	—	48,927
Net Change in Cash	(653,398)	48,819
Cash – Beginning of period	1,011,224	—
Cash – End of period	$357,826	$48,819
Supplementary cash flow information:
Cash paid for income taxes	$766,010	$—
Non-Cash investing and financing activities:
Change in value of common stock subject to possible redemption	$1,762,700	$—
Offering costs included in accrued offering costs	$—	$102,186

The accompanying notes are an integral part of the unaudited condensed financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

ChaSerg Technology Acquisition Corp. (the “Company”) was incorporated in Delaware on May 21, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on companies in the technology industry. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of September 30, 2019, the Company had not commenced any operations. All activity for the period from May 21, 2018 (inception) through September 30, 2019 relates to the Company’s formation, its initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on October 4, 2018. On October 10, 2018, the Company consummated the Initial Public Offering of 20,000,000 units (“Units” and, with respect to the Class A common stock included in the Units offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $200,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 600,000 units (the “Placement Units”) at a price of $10.00 per Placement Unit in a private placement to ChaSerg Technology Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and Cantor Fitzgerald & Co. (“Cantor”), generating gross proceeds of $6,000,000, which is described in Note 4.

Following the closing of the Initial Public Offering on October 10, 2018, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Placement Units was placed in a trust account (“Trust Account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below.

On October 25, 2018, in connection with the underwriters’ election to partially exercise their over-allotment option, the Company sold an additional 2,000,000 Units at $10.00 per Unit and sold an additional 40,000 Placement Units at $10.00 per Placement Unit, generating total gross proceeds of $20,400,000. Following such closing, an additional $20,000,000 of net proceeds ($10.00 per Unit) was deposited in the Trust Account, resulting in $220,000,000 ($10.00 per Unit) held in the Trust Account.

Transaction costs amounted to $12,821,311, consisting of $4,400,000 of underwriting fees, $7,700,000 of deferred underwriting fees and $721,311 of legal and other costs. In addition, as of September 30, 2019, $357,826 of cash was held outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”).

The Company will provide its holders of the outstanding Public Shares (the “Public Stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations). The per-share amount to be distributed to Public Stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor has agreed to vote its Founder Shares (as defined in Note 5), Placement Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each Public Stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares, Placement Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless the Company provides the Public Stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company has until April 9, 2020 to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination by the end of the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares and Placement Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.00 per share.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Going Concern

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that the mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should the Company be required to liquidate after April 9, 2020.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly,

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC on March 20, 2019, which contains the audited financial statements and notes thereto. The interim results for the three and nine months ended September 30, 2019 are not necessarily indicative of the results to be expected for the year ending December 31, 2019 or for any future interim periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2019 and December 31, 2018.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Common Stock Subject to Possible Redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock, sold in the Public Offering, features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. The shares of common stock sold in the private placements do not contain these rights. Accordingly, at September 30, 2019 and December 31, 2018, 21,098,175 and 20,921,905 shares of common stock subject to possible redemption, respectively, are presented as temporary equity, outside of the stockholders’ equity section of the Company’s condensed balance sheets.

Offering Costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $12,821,311 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2019 and December 31, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 11,320,000 shares of Class A common stock in the calculation of diluted income (loss) per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

The Company’s condensed statement of operations includes a presentation of income (loss) per share for common shares subject to redemption in a manner similar to the two-class method of income per share. Net income per common share, basic and diluted for Class A redeemable common stock is calculated by dividing the interest income earned on the Trust Account, net of applicable franchise and income taxes of approximately $535,000 and $1,164,000 for the

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

three and nine months ended September 30, 2019, respectively, by the weighted average number of Class A redeemable common stock outstanding during the period. Net loss per common share, basic and diluted for Class A and Class B non-redeemable common stock is calculated by dividing the net income (loss), less income attributable to Class A redeemable common stock, by the weighted average number of Class A and Class B non-redeemable common stock outstanding for the period. Class A and Class B non-redeemable common stock includes the Founder Shares and the Placement Units as these shares do not have any redemption features and do not participate in the income earned on the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Depository Insurance Coverage of $250,000. At September 30, 2019 and December 31, 2018, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed financial statements.

NOTE 3. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 22,000,000 Units at a price of $10.00 per Unit, inclusive of 2,000,000 Units sold to the underwriters on October 25, 2018 upon the underwriters’ election to partially exercise their over-allotment option. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Cantor purchased an aggregate of 600,000 Placement Units at a price of $10.00 per Placement Unit, for an aggregate purchase price of $6,000,000, of which the Sponsor purchased 500,000 Placement Units and the underwriters purchased 100,000 Placement Units. On October 25, 2018, in connection with the underwriters’ election to partially exercise their over-allotment option, the Company sold an additional 30,000 Placement Units to the Sponsor and 10,000 Placement Units to the underwriters, at a price of $10.00 per Placement Unit, generating gross proceeds of $400,000. Each Placement Unit consists of one share of Class A common stock (“Placement Share”) and one-half of one redeemable warrant (each, a “Placement Warrant”). Each whole Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Placement Units and all underlying securities will expire worthless.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On May 30, 2018, the Sponsor purchased 5,750,000 shares (the “Founder Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering and excluding the Placement Units). As a result of the underwriters’ election to partially exercise their over-allotment option, 250,000 Founder Shares were forfeited and 500,000 Founder Shares are no longer subject to forfeiture.

The Founder Shares will automatically convert into Class A common stock upon consummation of a Business Combination on a one-for-one basis, subject to certain adjustments, as described in Note 7.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

On May 23, 2018, the Company issued a promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate of $300,000 to cover expenses related to the Initial Public Offering (the “Promissory Note”). The Promissory Note was non-interest bearing and payable on the earlier of March 31, 2019 or the completion of the Initial Public Offering. The Promissory Note was repaid upon the consummation of the Initial Public Offering on October 10, 2018.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post Business Combination entity at a price of $10.00 per unit. The units would be identical to the Placement Units.

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on October 10, 2018 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. For the three and nine months ended September 30, 2019, the Company incurred $45,000 and $135,000 in fees for these services. At September 30, 2019 and December 31, 2018, $30,000 of such fees is included in accounts payable and accrued expenses in the accompanying condensed balance sheets.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on October 4, 2018, the holders of the Founder Shares, Placement Units (including securities contained therein) and securities that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Placement Warrants and warrants that may be issued upon conversion of working capital loans and upon conversion of the Founder Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement and may not exercise their demand rights on more than one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments at the Initial Public Offering price less the underwriting discounts and commissions. On October 25, 2018, the underwriters elected to partially exercise their over-allotment option to purchase 2,000,000 Units at a purchase price of $10.00 per Unit.

In connection with the closing of the Initial Public Offering and the over-allotment option, the underwriters were paid a cash underwriting discount $4,400,000. In addition, the underwriters are entitled to a deferred fee of $0.35 per Unit, or $7,700,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At September 30, 2019 and December 31, 2018, there were no shares of preferred stock issued or outstanding.

Common Stock

Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At September 30, 2019 and December 31, 2018, there were 1,541,825 and 1,718,095 shares of Class A common stock issued or outstanding, excluding 21,098,175 and 20,921,905 shares of Class A common stock subject to possible redemption, respectively.

Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At September 30, 2019 and December 31, 2018, there were 5,500,000 shares of Class B common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering (not including the shares of Class A common stock underlying the Placement Units) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination, any private placement-equivalent warrants issued, or to be issued, to any seller in a Business Combination, any private placement equivalent securities issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the Public Warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption; and

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

•        if, and only if, the reported last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

•        If, and only if, there is a current registration statement in effect with respect to the shares of Class A common stock underlying such warrants.

The Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Placement Warrants and the Class A common stock issuable upon the exercise of the Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

NOTE 8. FAIR VALUE MEASUREMENTS

The Company classifies its U. S. Treasury and equivalent securities as held-to-maturity in accordance with ASC 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying condensed balance sheets and adjusted for the amortization or accretion of premiums or discounts.

At September 30, 2019, assets held in the Trust Account were comprised of $13,029 in cash and $223,482,835 in U.S. Treasury Bills. At December 31, 2018, assets held in the Trust Account were comprised of $24,616 in cash and $221,133,851 in U.S. Treasury Bills. During the nine months ended September 30, 2019, the Company withdrew $1,396,810 of interest income from the Trust account to pay its franchise and income taxes.

The gross holding losses and fair value of held-to-maturity securities at September 30, 2019 and December 31, 2018 are as follows:

	Held-To-Maturity	Amortized Cost	Gross Holding Gains (Losses)	Fair Value (Level 1)
September 30, 2019	U.S. Treasury Securities (Mature on 10/8/2019)	$111,068,463	$3,760	$111,072,223
September 30, 2019	U.S. Treasury Securities (Mature on 10/15/19)	$112,414,372	$32,364	$112,446,736
December 31, 2018	U.S. Treasury Securities (Mature on 4/11/2019)	$110,548,511	$(11,025)	$110,537,486
December 31, 2018	U.S. Treasury Securities (Mature on 4/4/2019)	$110,585,340	$(6,208)	$110,579,132

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO CONDENSED FINANCIAL STATEMENTS
SEPTEMBER 30, 2019
(Unaudited)

NOTE 8. FAIR VALUE MEASUREMENTS (cont.)

obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

NOTE 9. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the condensed financial statements were issued. Based upon this review, the Company did not identify subsequent events that would have required adjustment or disclosure in the condensed financial statements.

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of

ChaSerg Technology Acquisition Corp.

Opinion on the Financial Statement

We have audited the accompanying balance sheet of ChaSerg Technology Acquisition Corp. (the “Company”) as of December 31, 2018, the related statements of operations, changes in stockholders’ equity and cash flows for the period from May 21, 2018 (inception) through December 31, 2018, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Company as of December 31, 2018 and the results of its operations and its cash flows for the period from May 21, 2018 (inception) through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2018.

New York, New York

March 20, 2019

CHASERG TECHNOLOGY ACQUISITION CORP.

BALANCE SHEET

DECEMBER 31, 2018

ASSETS
Current Assets
Cash	$1,011,224
Prepaid expenses and other current assets	194,482
Total Current Assets	1,205,706
Cash and marketable securities held in Trust Account	221,158,467
Total Assets	$222,364,173

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued expenses	$216,493
Accrued offering costs	11,250
Income taxes payable	217,377
Total Current Liabilities	445,120
Deferred underwriting fees	7,700,000
Total Liabilities	8,145,120

Commitments
Common stock subject to possible redemption, 20,921,905 shares at approximately $10.00 per share	209,219,050

Stockholders’ Equity
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Class A common stock, $0.0001 par value; 100,000,000 shares authorized; 1,718,095 issued and outstanding (excluding 20,921,905 shares subject to possible redemption)	172
Class B common stock, $0.0001 par value; 10,000,000 shares authorized; 5,500,000 shares issued and outstanding	550
Additional paid-in capital	4,383,917
Retained earnings	615,364
Total Stockholders’ Equity	5,000,003
Total Liabilities and Stockholders’ Equity	$222,364,173

The accompanying notes are an integral part of the financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
STATEMENT OF OPERATIONS

FOR THE PERIOD FROM MAY 21, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018

General and administrative expenses	$325,726
Loss from operations	(325,726)
Other income:
Interest earned on marketable securities held in Trust Account	1,158,467
Income before provision for income taxes	832,741
Provision for income taxes	(217,377)
Net income	$615,364

Weighted average shares outstanding of Class A redeemable common stock	21,654,321
Basic and diluted income per share, Class A	$0.04

Weighted average shares outstanding of Class A and Class B non-redeemable common stock	5,733,422
Basic and diluted net loss per share, Class A and Class B	$(0.04)

The accompanying notes are an integral part of the financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

FOR THE PERIOD FROM MAY 21, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018

	Class A Common Stock		Class B Common Stock		Additional Paid in Capital	Retained Earnings	Total Stockholders’ Equity
	Shares	Amount	Shares	Amount
Balance – May 21, 2018 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Founder Shares to Sponsor	—	—	5,750,000	575	24,425	—	25,000
Sale of 22,000,000 Units, net of underwriting discounts and offering expenses	22,000,000	2,200	—	—	207,176,489	—	207,178,689
Sale of 640,000 Private Units	640,000	64	—	—	6,399,936	—	6,400,000
Forfeiture of Founder Shares	—	—	(250,000)	(25)	25	—	—
Common stock subject to possible redemption	(20,921,905)	(2,092)	—	—	(209,216,958)	—	(209,219,050)
Net income	—	—	—	—	—	615,364	615,364
Balance – December 31, 2018	1,718,095	$172	5,500,000	$550	$4,383,917	$615,364	$5,000,003

The accompanying notes are an integral part of the financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM MAY 21, 2018 (INCEPTION) THROUGH DECEMBER 31, 2018

Cash Flows from Operating Activities:
Net income	$615,364
Adjustments to reconcile net income to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(1,158,467)
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(194,482)
Accounts payable and accrued expenses	216,493
Income taxes payable	217,377
Net cash used in operating activities	(303,715)

Cash Flows from Investing Activities:
Investment of cash into Trust Account	(220,000,000)
Net cash used in investing activities	(220,000,000)

Cash Flows from Financing Activities:
Proceeds from issuance of Class B common stock to Sponsor	25,000
Proceeds from sale of Units, net of underwriting discounts paid	215,600,000
Proceeds from sale of Placement Units	6,400,000
Advances from related party	23,100
Repayment of advances from related party	(23,100)
Proceeds from promissory note – related party	300,000
Repayment of promissory note – related party	(300,000)
Payment of offering costs	(710,061)
Net cash provided by financing activities	221,314,939

Net Change in Cash	1,011,224
Cash – Beginning of period	—
Cash – End of period	$1,011,224

Non-Cash investing and financing activities:
Change in value of common stock subject to possible redemption	$209,219,050
Deferred underwriting fees charged to additional paid in capital	$7,700,000

The accompanying notes are an integral part of the financial statements.

CHASERG TECHNOLOGY ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

ChaSerg Technology Acquisition Corp. (the “Company”) was incorporated in Delaware on May 21, 2018. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus its search on companies in the technology industry. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2018, the Company had not commenced any operations. All activity for the period from May 21, 2018 (inception) through December 31, 2018 relates to the Company’s formation, its Initial Public Offering, which is described below, and identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the initial public offering (“Initial Public Offering”).

The registration statement for the Company’s Initial Public Offering was declared effective on October 4, 2018. On October 10, 2018, the Company consummated the Initial Public Offering of 20,000,000 units (“Units” and, with respect to the Class A common stock included in the Units offered, the “Public Shares”) at $10.00 per Unit, generating gross proceeds of $200,000,000, which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 600,000 units (the “Placement Units”) at a price of $10.00 per Placement Unit in a private placement to ChaSerg Technology Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and Cantor Fitzgerald & Co. (“Cantor”), generating gross proceeds of $6,000,000, which is described in Note 4.

Following the closing of the Initial Public Offering on October 10, 2018, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Placement Units was placed in a trust account (“Trust Account”) which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the Trust Account, as described below. At October 10, 2018, the proceeds of the Initial Public Offering were held in cash and subsequently invested in U.S. Treasury securities, as specified above.

On October 25, 2018, in connection with the underwriters’ election to partially exercise their over-allotment option, the Company sold an additional 2,000,000 Units at $10.00 per Unit and sold an additional 40,000 Placement Units at $10.00 per Placement Unit, generating total gross proceeds of $20,400,000. Following such closing, an additional $20,000,000 of net proceeds ($10.00 per Unit) was deposited in the Trust Account, resulting in $220,000,000 ($10.00 per Unit) held in the Trust Account.

Transaction costs amounted to $12,821,311, consisting of $4,400,000 of underwriting fees, $7,700,000 of deferred underwriting fees and $721,311 of legal and other costs. In addition, as of December 31, 2018, $1,011,224 of cash was held outside of the Trust Account and is available for working capital purposes.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Placement Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to complete a Business Combination successfully. The Company must complete one or more initial Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the agreement to enter into the initial Business Combination. However, the Company will only complete a Business

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act 1940, as amended (the “Investment Company Act”).

The Company will provide its holders of the outstanding Public Shares (the “public stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income tax obligations). The per-share amount to be distributed to public stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants. The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a stockholder vote is not required by law and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transactions is required by law, or the Company decides to obtain stockholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks stockholder approval in connection with a Business Combination, the Company’s Sponsor has agreed to vote its Founder Shares (as defined in Note 5), Placement Shares (as defined in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public stockholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.

The Sponsor has agreed (a) to waive its redemption rights with respect to its Founder Shares, Placement Shares and Public Shares held by it in connection with the completion of a Business Combination and (b) not to propose an amendment to the Amended and Restated Certificate of Incorporation (i) that would affect the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if the Company does not complete a Business Combination or (ii) with respect to any other provision relating to stockholders’ rights or pre-business combination activity, unless the Company provides the public stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment.

The Company has until April 9, 2020 to consummate a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination by the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (cont.)

rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares and Placement Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than $10.00 per share.

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from the Company’s estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2018.

Cash and marketable securities held in Trust Account

At December 31, 2018, assets held in the Trust Account were comprised of $24,616 in cash and $221,133,851 in U.S. Treasury Bills.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock, sold in the Public Offering, features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. The shares of common stock sold in the private placements do not contain these rights. Accordingly, at December 31, 2018, 20,921,905 shares of common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

Offering Costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $12,821,311 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2018. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Income (Loss) Per Common Share

Net income (loss) per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period. The Company has not considered the effect of warrants sold in the Initial Public Offering and private placement to purchase 11,320,000 shares of Class A common stock in the calculation of diluted income (loss) per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive.

The Company’s statement of operations includes a presentation of income (loss) per share for common shares subject to redemption in a manner similar to the two-class method of income per share. Net income per common share, basic and diluted for Class A redeemable common stock is calculated by dividing the interest income earned on the Trust Account, net of applicable franchise and income taxes, by the weighted average number of Class A redeemable common stock outstanding since original issuance. Net loss per common share, basic and diluted for Class A and Class B non-redeemable common stock is calculated by dividing the net income (loss), less income attributable to Class A redeemable common stock, by the weighted average number of Class A and Class B non-redeemable common stock outstanding for the period. Class A and Class B non-redeemable common stock includes the Founder Shares and the Placement Units as these shares do not have any redemption features and do not participate in the income earned on the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Depository Insurance Coverage of $250,000. At December 31, 2018, the Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Pronouncements

In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, “Disclosure Update and Simplification,” amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

or superseded. In addition, the amendments expanded the disclosure requirements on the analysis of stockholders’ equity for interim financial statements. Under the amendments, an analysis of changes in each caption of stockholders’ equity presented in the balance sheet must be provided in a note or separate statement. The analysis should present a reconciliation of the beginning balance to the ending balance of each period for which a statement of income is required to be filed. This final rule is effective on November 5, 2018. The Company anticipates its first presentation of the revised disclosures on the changes in stockholders’ equity will be included in its Form 10-Q for the quarter ended March 31, 2019.

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3. PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 22,000,000 Units at a price of $10.00 per Unit, inclusive of 2,000,000 Units sold to the underwriters on October 25, 2018 upon the underwriters’ election to partially exercise their over-allotment option. Each Unit consists of one share of Class A common stock and one-half of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 7).

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and Cantor purchased an aggregate of 600,000 Placement Units at a price of $10.00 per Placement Unit, for an aggregate purchase price of $6,000,000, of which the Sponsor purchased 500,000 Placement Units and the underwriters purchased 100,000 Placement Units. On October 25, 2018, in connection with the underwriters’ election to partially exercise their over-allotment option, the Company sold an additional 30,000 Placement Units to the Sponsor and 10,000 Placement Units to the underwriters, at a price of $10.00 per Placement Unit, generating gross proceeds of $400,000. Each Placement Unit consists of one share of Class A common stock (“Placement Share”) and one-half of one redeemable warrant (each, a “Placement Warrant”). Each whole Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. The proceeds from the Placement Units were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Placement Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Placement Units and all underlying securities will expire worthless.

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On May 30, 2018, the Sponsor purchased 5,750,000 shares (the “Founder Shares”) of the Company’s Class B common stock for an aggregate price of $25,000. The Founder Shares included an aggregate of up to 750,000 shares subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering and excluding the Placement Units). As a result of the underwriters’ election to partially exercise their over-allotment option, 250,000 Founder Shares were forfeited and 500,000 Founder Shares are no longer subject to forfeiture.

The Founder Shares will automatically convert into Class A common stock upon consummation of a Business Combination on a one-for-one basis, subject to certain adjustments, as described in Note 7.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a Business Combination or (B) subsequent to a Business Combination, (x) if the last sale price of the Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 5. RELATED PARTY TRANSACTIONS (cont.)

30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Related Party Loans

On May 23, 2018, the Company issued a promissory note to the Sponsor, pursuant to which the Company borrowed an aggregate of $300,000 to cover expenses related to the Initial Public Offering (the “Promissory Note”). The Promissory Note was non-interest bearing and payable on the earlier of March 31, 2019 or the completion of the Initial Public Offering. The Promissory Note was repaid upon the consummation of the Initial Public Offering on October 10, 2018.

In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into units of the post Business Combination entity at a price of $10.00 per unit. The units would be identical to the Placement Units.

Administrative Support Agreement

The Company entered into an agreement whereby, commencing on October 10, 2018 through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay an affiliate of the Sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. For the period from May 21, 2018 (inception) through December 31, 2018, the Company incurred $30,000 in fees for these services, of which $30,000 is included in accounts payable and accrued expenses in the accompanying balance sheet.

NOTE 6. COMMITMENTS

Registration Rights

Pursuant to a registration rights agreement entered into on October 4, 2018, the holders of the Founder Shares, Placement Units (including securities contained therein) and securities that may be issued upon conversion of Working Capital Loans (and any shares of Class A common stock issuable upon the exercise of the Placement Warrants and warrants that may be issued upon conversion of working capital loans and upon conversion of the Founder Shares) will be entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A common stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement and may not exercise their demand rights on more than one occasion. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 6. COMMITMENTS (cont.)

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments at the Initial Public Offering price less the underwriting discounts and commissions. On October 25, 2018, the underwriters elected to partially exercise their over-allotment option to purchase 2,000,000 Units at a purchase price of $10.00 per Unit.

In connection with the closing of the Initial Public Offering and the over-allotment option, the underwriters were paid a cash underwriting discount $4,400,000. In addition, the underwriters are entitled to a deferred fee of $0.35 per Unit, or $7,700,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7. STOCKHOLDERS’ EQUITY

Preferred Stock — The Company is authorized to issue 1,000,000 shares of preferred stock with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2018, there were no shares of preferred stock issued or outstanding.

Common Stock

Class A Common Stock — The Company is authorized to issue 100,000,000 shares of Class A common stock with a par value of $0.0001 per share. Holders of Class A common stock are entitled to one vote for each share. At December 31, 2018, there were 1,718,095 shares of Class A common stock issued or outstanding, excluding 20,921,905 shares of common stock subject to possible redemption.

Class B Common Stock — The Company is authorized to issue 10,000,000 shares of Class B common stock with a par value of $0.0001 per share. Holders of Class B common stock are entitled to one vote for each share. At December 31, 2018, there were 5,500,000 shares of Class B common stock issued and outstanding.

Holders of Class A common stock and Class B common stock will vote together as a single class on all other matters submitted to a vote of stockholders except as required by law.

The shares of Class B common stock will automatically convert into shares of Class A common stock at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional shares of Class A common stock, or equity-linked securities, are issued or deemed issued in excess of the amounts offered in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which shares of Class B common stock shall convert into shares of Class A common stock will be adjusted (unless the holders of a majority of the outstanding shares of Class B common stock agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of shares of Class A common stock issuable upon conversion of all shares of Class B common stock will equal, in the aggregate, on an as-converted basis, 20% of the sum of the total number of all shares of common stock outstanding upon the completion of the Initial Public Offering (not including the shares of Class A common stock underlying the Placement Units) plus all shares of Class A common stock and equity-linked securities issued or deemed issued in connection with a Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in a Business Combination, any private placement-equivalent warrants issued, or to be issued, to any seller in a Business Combination, any private placement equivalent securities issued to the Sponsor or its affiliates upon conversion of loans made to the Company). Holders of Founder Shares may also elect to convert their shares of Class B common stock into an equal number of shares of Class A common stock, subject to adjustment as provided above, at any time.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 7. STOCKHOLDERS’ EQUITY (cont.)

covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available. The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of Class A common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain a current prospectus relating to those shares of Class A common stock until the Public Warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the shares of Class A common stock issuable upon exercise of the Public Warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its best efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. If that exemption, or another exemption, is not available, holders will not be able to exercise their warrants on a cashless basis. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.

Once the warrants become exercisable, the Company may redeem the Public Warrants:

•        in whole and not in part;

•        at a price of $0.01 per warrant;

•        upon not less than 30 days’ prior written notice of redemption; and

•        if, and only if, the reported last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending three business days before the Company sends the notice of redemption to the warrant holders.

•        If, and only if, there is a current registration statement in effect with respect to the shares of Class A common stock underlying such warrants.

The Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Placement Warrants and the Class A common stock issuable upon the exercise of the Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Placement Warrants will be exercisable on a cashless basis and be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. The exercise price and number of shares of Class A common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of Class A common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 8. INCOME TAX

The Company’s net deferred tax assets are as follows:

Deferred tax asset
Organizational costs/Startup expenses	$42,501
Total deferred tax asset	42,501
Valuation allowance	(42,501)
Deferred tax asset, net of allowance	$—

The income tax provision consists of the following:

Federal
Current	$217,377
Deferred	(42,501)
State
Current	$—
Deferred	—
Change in valuation allowance	42,501
Income tax provision	$217,377

As of December 31, 2018, the Company did not have any U.S. federal and state net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the period from May 21, 2018 (inception) through December 31, 2018, the change in the valuation allowance was $42,501.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2018 is as follows:

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Change in valuation allowance	5.1%
Income tax provision	26.1%

The Company files income tax returns in the U.S. federal jurisdiction in various state and local jurisdictions and is subject to examination by the various taxing authorities.

NOTE 9. FAIR VALUE MEASUREMENTS

The Company classifies its U. S. Treasury and equivalent securities as held-to-maturity in accordance with ASC 320 “Investments — Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity treasury securities are recorded at amortized cost on the accompanying balance sheets and adjusted for the amortization or accretion of premiums or discounts.

At December 31, 2018, assets held in the Trust Account were comprised of $24,616 in cash and $221,133,851 in U.S. Treasury Bills.

CHASERG TECHNOLOGY ACQUISITION CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 9. FAIR VALUE MEASUREMENTS (cont.)

The gross holding losses and fair value of held-to-maturity securities at December 31, 2018 are as follows:

	Held-To-Maturity	Amortized Cost	Gross Holding Losses	Fair Value
December 31, 2018	U.S. Treasury Securities (Mature on 4/11/2019)	$110,548,511	$(11,025)	$110,537,486
December 31, 2018	U.S. Treasury Securities (Mature on 4/4/2019)	$110,585,340	$(6,208)	$110,579,132

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:      Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:      Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:      Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

NOTE 10. SUBSEQUENT EVENTS

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

GRID DYNAMICS INTERNATIONAL, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	As of
Assets	September 30, 2019	December 31, 2018
Current assets
Cash and cash equivalents	$41,183	$17,862
Accounts receivable, net of allowance of $20 as of September 30, 2019 and December 31, 2018	13,105	13,008
Unbilled receivables	5,511	4,314
Prepaid income taxes	1,561	429
Deferred transaction costs	1,414	—
Prepaid expenses and other current assets	2,003	1,610
Total current assets	64,777	37,223
Property and equipment, net	3,622	3,169
Goodwill	—	139
Intangible assets, net	111	146
Deferred income taxes	1,090	1,049
Total assets	$69,600	$41,726

Liabilities and equity
Current liabilities
Accounts payable	$330	$467
Accrued liabilities	1,371	1,513
Accrued compensation and benefits	6,221	3,913
Dividends payable	—	2,000
Accrued income taxes	930	157
Other current liabilities	40	297
Total liabilities	8,892	8,347

Commitments and contingencies (Note 10)
Convertible preferred stock, no par value, 622,027 and 0 shares authorized and outstanding as of September 30, 2019 and December 31, 2018, respectively	9,187	—

Shareholders’ equity
Common stock, no par value, 18,244,054 shares authorized and 12,847,462 outstanding as of September 30, 2019; 17,000,000 shares authorized and 12,000,000 outstanding as of December 31, 2018	8,117	—
Additional paid-in capital	10,119	8,794
Retained earnings	33,285	24,585
Total shareholders’ equity (Note 7)	51,521	33,379
Total liabilities, convertible preferred stock, and shareholders’ equity	$69,600	$41,726

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(In thousands, except per share data)

	Nine months ended September 30,
	2019	2018
Revenue	$86,325	$66,376
Cost of revenue	50,754	37,964
Gross profit	35,571	28,412

Operating expenses
Engineering, research, and development	3,284	2,235
Sales and marketing	5,262	2,871
General and administrative	15,545	11,402
Total operating expenses	24,091	16,508

Income from operations	11,480	11,904
Other income/(expenses), net	(172)	(559)

Income before income taxes	11,308	11,345
Provision for income taxes	2,608	3,029
Net income and comprehensive income	$8,700	$8,316

Earnings per share
Basic	$0.69	$0.69
Diluted	$0.67	$0.69

Weighted average shares outstanding
Basic	12,431	12,000
Diluted	13,054	12,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS’ EQUITY
(In thousands)

	Temporary equity				Additional paid-in capital	Retained earnings	Total equity
	Convertible Preferred Stock		Common Stock
	Shares	Amount	Shares	Amount
Balance at December 31, 2018	—	$—	12,000	$—	$8,794	$24,585	$33,379
Stock based compensation	—	—	—	—	2,025	—	2,025
Issuance of common and preferred stock, net of $96 issuance costs	622	9,187	622	5,717	—	—	5,717
Exercise of stock options	—	—	225	2,400	(700)	—	1,700
Net income	—	—	—	—	—	8,700	8,700
Balance at September 30, 2019	622	$9,187	12,847	$8,117	$10,119	$33,285	$51,521
	Temporary equity		Common Stock		Additional paid-in capital	Retained earnings	Total equity
	Convertible Preferred Stock
	Shares	Amount	Shares	Amount
Balance at December 31, 2017	—	$—	12,000	$—	$7,038	$17,357	$24,395
Net income			—	—	—	8,316	8,316
Balance at September 30, 2018	—	$—	12,000	$—	$7,038	$25,673	$32,711

The accompanying notes are an integral part of the unaudited condensed consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)

	For the nine months ended September 30,
	2019	2018
Cash flows from operating activities
Net income	$8,700	$8,316
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,681	813
Impairment of goodwill	139	—
Deferred income taxes	(41)	(77)
Stock based compensation	2,025	—
Changes in operating assets and liabilities:
Accounts receivable	(97)	111
Unbilled receivables	(1,197)	(3,451)
Prepaid income taxes	(1,132)	1,851
Deferred transaction costs	(1,414)	—
Prepaid expenses and other current assets	(393)	(458)
Accounts payable	(137)	104
Accrued liabilities	(142)	(461)
Accrued compensation and benefits	2,308	3,169
Accrued income taxes	773	(363)
Other current liabilities	(257)	(154)
Net cash provided by operating activities	10,816	9,400

Cash flows from investing activities
Purchase of property and equipment	(2,099)	(2,198)
Net cash used in investing activities	(2,099)	(2,198)

Cash flows from financing activities
Sales of common and preferred stock	14,904	—
Payment of dividend related to Common Stock	(2,000)	—
Exercise of stock options	1,700	—
Net cash provided by financing activities	14,604	—

Net increase in cash and cash equivalents	23,321	7,202
Cash and cash equivalents, beginning of period	17,862	10,357
Cash and cash equivalents, end of period	$41,183	$17,559

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of operations

Grid Dynamics International, Inc. (the “Company”) was incorporated as Grid Dynamics Consulting Services, Inc., a California corporation in September 2006. In June 2011, the Company changed its name to Grid Dynamics International, Inc. The Company provides next-generation ecommerce platform solutions in the areas of search, analytics, and release automation to Fortune 500 companies. The Company’s headquarters and principal place of business is in San Ramon, California.

On April 7, 2017 the Company was acquired through a merger agreement and became a wholly-owned subsidiary of Automated Systems Holdings Limited (“ASL”). The acquisition was made through GDD International Merger Company (“Merger Sub”), a wholly-owned subsidiary of ASL.

Note 2 — Basis of Presentation and Summary of Significant Accounting Policies

Unaudited Interim Financial Statements

These unaudited interim consolidated condensed financial statements should be read in conjunction with the consolidated financial statements and accompanying notes for each of the two years ended December 31, 2018 and 2017.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Article 10 of Regulation S-X under the Securities Exchange Act of 1934, as amended. Accordingly, the interim condensed consolidated financial statements do not include all of the information and notes required by U.S. GAAP for complete annual financial statements. The Company believes that all adjustments made are normal and recurring in nature, and are necessary to a fair statement of the results for the interim periods presented and related disclosures made are adequate to make the information not misleading.

Principles of Consolidation

The accompanying condensed financial statements include the accounts of the Company and all of its subsidiaries that are directly or indirectly owned or controlled. Intercompany transactions and balances have been eliminated upon consolidation.

Use of estimates

The preparation of the consolidated condensed financial statements in accordance with U.S. GAAP requires the Company to make estimates and assumptions that affect the amounts reported in the condensed consolidated financial statements and accompanying notes. Actual results could differ from these estimates and such differences could be material. Significant estimates include useful lives and recoverability of property and equipment, allowances for receivables, calculation of accrued liabilities, capitalization of internally developed software, stock-based compensation, and uncertain tax positions.

Recent accounting pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”), in the form of Accounting Standards Updates (“ASUs”), to the FASB’s Accounting Standards Codification (“ASC”).

The Company considered the applicability and impact of all ASUs. ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on the condensed consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Topic 606 as amended, will replace most existing revenue recognition guidance in GAAP and requires expanded disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

judgments and changes in judgments. The standard allows for two methods of adoption: the full retrospective method, which requires the standard to be applied to each prior period presented, or the modified retrospective method, which requires the cumulative effect of adoption to be recognized as an adjustment to opening retained earnings in the period of adoption as well as incremental disclosure comparing results presented under Topic 606 to results that would have been presented utilizing current accounting. The Company will adopt using the modified retrospective method where it will have to recognize the cumulative effect of initially applying the standard as an adjustment to the opening balance of retained earnings while prior period amounts will not be adjusted and will continue to be reported in accordance with the Company’s legacy accounting under ASC 605. The provisions will not be presented in the interim periods for the year ended December 31, 2019, as permitted for companies with Emerging Growth Company status, but will be presented for the year ended December 31, 2019, and for the interim periods beginning the year thereafter.

The Company has assigned internal resources and engaged a third-party service provider to assist in its evaluation and is finalizing its evaluation of the impact of the standard. As part of its ongoing evaluation, the Company is assessing the impact of the Company’s accounting for arrangements that include variable consideration (i.e. volume discounts and early settlement discounts). For the majority of the Company’s time-and-materials contracts, the Company expects to continue to recognize revenues as services are performed which is consistent with the requirements under ASC 606. Within its arrangements, the Company has variable consideration, including discounts and credits. Volume discounts apply once the customer reaches certain contractual spend thresholds. Early settlement discounts are issued contingent upon the timing of the payment from the customer. If there is an uncertainty about the project completion or receipt of payment for the services provided, revenue is deferred until the uncertainty is sufficiently resolved. The Company is still assessing the impact these discounts will have on determining the number of performance obligations and the overall transaction price in accordance with ASC 606. While the Company continues to assess the potential impacts of the new standard, including the areas described above, it cannot reasonably estimate at this time, the quantitative impact of this standard on its related condensed consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases. ASU 2016-02 requires lessees to put most leases on their balance sheet while recognizing expense in a manner similar to existing accounting. ASU 2016-02 states that a lessee would recognize a lease liability for the obligation to make lease payments and a right-to-use asset for the right to use the underlying asset for the lease term. The standard allows for two methods of adoption to recognize and measure leases: retrospectively to each prior period presented in the financial statements with the cumulative effect of initially applying the guidance recognized at the beginning of the earliest comparative period presented or retrospectively at the beginning of the period of adoption with the cumulative effect of initially applying the guidance recognized at the beginning of the period in which the guidance is first applied. Both adoption methods include a number of optional practical expedients that entities may elect to apply. The Company will adopt the standard retrospectively at the beginning of the period of adoption with the cumulative effect of initially applying the guidance recognized at the beginning of the period in which the guidance is first applied. In November 2019 the FASB issued ASU No. 2019-10, Financial Instruments — Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), delaying the effective implementation date for ASC 842 by one year for entities that have not yet adopted the standard. The new accounting guidance is effective for the Company for fiscal periods beginning after December 15, 2020 and early adoption is permitted. The Company has not yet determined the impact that the adoption of this guidance will have on the condensed consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326) — Measurement of Credit Losses on Financial Instruments. Topic 326 was subsequently amended by ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses and ASU 2019-05, Financial Instruments — Credit Losses (Topic 326): Targeted Transition Relief. This ASU replaces the current incurred loss impairment methodology with a methodology that reflects expected credit losses measured at amortized cost and certain other instruments, including loans, held-to-maturity debt securities, net investments in leases, and off-balance sheet credit exposures. In November 2019 the FASB issued ASU No. 2019-10, Financial Instruments — Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), delaying the effective implementation date for Topic 326 by one year for entities that have not yet adopted the standard. The update is effective for fiscal years beginning

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of Presentation and Summary of Significant Accounting Policies (cont.)

after December 15, 2022, and interim periods with fiscal years after December 15, 2022. The Company has not yet determined the impact that the adoption of this guidance will have on the condensed consolidated financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Compensation — Stock Compensation (Topic 718), Improvements to Nonemployee Share-Based Payment Accounting. The new standard is intended to simplify aspects of share-based compensation issued to non-employees by making the guidance consistent with accounting for employee share-based compensation. The guidance is effective for annual periods beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted but no earlier than an entity’s adoption date of Topic 606. The Company has not yet determined the impact that the adoption of this guidance will have on the condensed consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820, Fair Value Measurement. ASU 2018-13 modifies the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The accounting standard update will be effective beginning in the first quarter of fiscal year 2020, with removed and modified disclosures to be adopted on a retrospective basis, and new disclosures to be adopted on a prospective basis. The Company has not yet determined the impact that the adoption of this guidance will have on the condensed consolidated financial statements.

In October 2018, the FASB issued ASU No. 2018-17, “Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities”. The new standard changes how entities evaluate decision-making fees under the variable interest entity guidance. The new standard is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted in any interim period after issuance. The standard should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings at the beginning of the period of adoption. The Company has not yet determined the impact that the adoption of this guidance will have on the condensed consolidated financial statements.

Note 3 — Concentrations of credit risk

The Company records its accounts receivable and unbilled receivables at their face amounts less allowances. Accounts receivable and unbilled receivables are generally dispersed across the Company’s customers in proportion to their revenue. Four customers individually exceeded 10% of the Company’s accounts receivable balance at September 30, 2019. Three customers individually exceeded 10% of the Company’s accounts receivable balance at December 31, 2018. Three customers individually exceeded 10% of the unbilled receivables at September 30, 2019 and three customers individually exceeded the unbilled receivables balance at December 31, 2018.

Three customers accounted for greater than 10% of the sales for the nine months ended September 30, 2019 and September 30, 2018. The three customers comprised 52% of total revenue and 55% of total revenue for the nine months ended September 30, 2019 and September 30, 2018, respectively. The three customers individually accounted for 15%, 23%, and 14% of total revenue for the nine months ended September 30, 2019; and 11%, 19%, and 25% of total revenue, for the nine months ended September 30, 2018.

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 4 — Property and Equipment, net

Property and equipment consist of the following (in thousands):

	Estimated Useful Life (In Years)	As of
		September 30, 2019	December 31, 2018
Computers and equipment	3	$5,119	$4,237
Machinery and automobiles	5	127	68
Furniture and fixtures	3	490	326
Software	2	—	15
Leasehold improvements	7	131	58
		5,867	4,704
Less: Accumulated depreciation and amortization		(3,517)	(2,675)
		2,350	2,029

Capitalized software development costs	2	2,335	1,486
Less: Accumulated amortization		(1,063)	(346)
		1,272	1,140
Property and equipment, net		$3,622	$3,169

Note 5 — Accrued liabilities

The components of accrued liabilities were as follows (in thousands):

	As of
	September 30, 2019	December 31, 2018
Accrued customer discounts	$24	$477
Accrued retention bonus	1,254	694
Other accrued liabilities	93	342
Total accrued liabilities	$1,371	$1,513

Note 6 — Income taxes

The Company recorded income tax expense of $2.6 million and $3.0 million for the nine months ended September 30, 2019 and 2018, respectively. The Company’s effective tax rate was 23.1% and 26.7% for the nine months ended September 30, 2019 and 2018, respectively. The Company’s reported effective tax rate is impacted by jurisdictional mix of profits and losses in which the Company operates, foreign statutory tax rates in effect, unusual or infrequent discrete items requiring a provision during the period and certain exemptions or tax holidays applicable to the Company.

Note 7 — Shareholders’ equity

On May 6, 2019, the Company’s Board of Directors amended the Articles of Incorporation to increase the number of authorized common shares for issuance to 18,244,054 shares; and authorized 622,027 no par value shares of preferred stock for issuance. Additionally, on May 6, 2019 the Company entered into a Common Stock and Series A Preferred Stock Purchase Agreement (“Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued 622,027 shares of Common Stock at an initial price of $9.25 and 622,027 shares of Series A Preferred Stock at a price of $14.8647 to BGV Opportunity Fund L.P. (“BGV”), a related party through the Company’s securityholder representative as part of the ASL acquisition described in Note 1 above, for an aggregate purchase price of $15 million. In connection with the issuance of the Common Stock and Series A Convertible Preferred Stock, the Company incurred direct and incremental expenses of $0.1 million, related to legal fees, printing costs, financial advisory fees, closing costs, and other offering-related expenses. These expenses have been recorded as a reduction of proceeds from common stock and Series A Convertible Preferred Stock.

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 7 — Shareholders’ equity (cont.)

The significant features of the Company’s Series A Preferred Stock were as follows:

Redemption rights — The Company’s convertible preferred stock is not redeemable at the option of the holder. The Company has determined that its Series A Preferred stock is contingently redeemable due to the existence of deemed liquidation provisions contained in its Articles of Incorporation, as amended, and therefore classifies the Series A Preferred Stock outside of permanent equity.

Liquidation preference — In the event of any voluntary or involuntary liquidation as defined by the Company’s Articles of Incorporation, as amended, the holders of shares of Series A Preferred Stock shall be entitled to receive the greater of $24.1147 per share plus any dividends declared but unpaid, or such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into common stock. If funds are insufficient for this distribution, the assets available will be distributed ratably among the preferred shareholders.

Dividend provisions — The holders of Series A Preferred Stock are entitled to dividends, as and if declared by the Board of Directors, on an as-converted basis. Dividends are not cumulative.

Conversion rights — Each outstanding share of Series A Preferred Stock is convertible into one fully paid and nonassessable share of common stock at the option of the holder. Each share of convertible preferred stock shall automatically have been converted into fully paid and nonassessable shares of common stock upon a qualified initial public offering or acquisition by a special purpose acquisition company, as defined in the Company’s Articles of Incorporation, as amended; or upon majority vote of the holders of the outstanding Series A Preferred Stock.

Voting rights — The holders of each share of Series A Preferred Stock are entitled to the number of votes equal to the number of shares of common stock into which such share is convertible at the record date.

Note 8 — Stock-based compensation

On November 9, 2018, the Company’s 2018 Stock Plan became effective. The 2018 Stock Plan permits the Company to grant up to 5,000,000 options to eligible participants; including members of the Board of Directors, executives, and employees. The following table sets forth the grant and exercise activity for the nine months ended September 30, 2019:

Options Outstanding
Balance at December 31, 2018	2,250,000
Granted	722,339
Exercised	(225,435)
Balance at September 30, 2019	2,746,904

As of September 30, 2019, there was approximately $4.5 million of total unrecognized compensation expense related to unvested awards for the 2018 Stock Plan. Total compensation expense related to the Company’s 2018 Stock Plan was $2.0 million for the nine months ended September 30, 2019. Approximately $1.8 million and $0.1 million was recorded to general and administrative and engineering, research, and development expenses, respectively, for the nine months ended September 30, 2019. The remaining $0.1 million was recorded to cost of revenue and sales and marketing expenses. There was no compensation expense for the nine months ended September 30, 2018.

Grantees exercised 225,435 of vested options during the period for aggregate proceeds received by the Company of $1.7 million.

Note 9 — Earnings per share

For the nine months ended September 30, 2019, the Company computed earnings per share (“EPS”) in conformity with the two-class method required for allocating income to participating securities. Undistributed earnings allocated to participating securities are subtracted from net income in determining net income attributable to common stockholders. The Company allocates income between its common and preferred shareholders only for the period the preferred stock was outstanding. Preferred stock was issued and outstanding for the period of May 6, 2019 to September 30, 2019 and earnings from this period were allocated between preferred shareholders and common shareholders. Earnings for the period January 1, 2019 to May 6, 2019 were allocated entirely to common shareholders.

GRID DYNAMICS INTERNATIONAL, INC.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 9 — Earnings per share (cont.)

Basic EPS attributable to common stockholders is computed by dividing the net income attributable to common stockholders by the weighted-average number of common shares outstanding during the period. All participating securities are excluded from basic weighted-average common shares outstanding.

The following table sets forth the computation of basic and diluted earnings per share of common stock as follows (in thousands):

	Nine months ended September 30,
	2019	2018
Numerator for basic earnings per share
Net income	$8,700	$8,316
Less: Income allocated to preferred shareholders	(165)	—
Net income available to common shareholders	8,535	8,316

Denominator for basic earnings per share
Basic weighted-average common shares outstanding	12,431	12,000
Basic earnings per share	$0.69	$0.69

Numerator for diluted earnings per share
Net income available to common shareholders	8,535	8,316
Add-back: Income allocated to preferred shareholders assumed converted	165	—
Net income available to common shareholders	$8,700	$8,316

Denominator for diluted earnings per share
Basic weighted-average common shares outstanding	12,431	12,000
Add: Preferred stock assumed converted into common stock	622	—
Add: Dilutive impact of options in the money	1	—
Weighted-average shares outstanding for diluted earnings per share	13,054	12,000
Diluted earnings per share	$0.67	$0.69

The nine months ended September 30, 2019 excludes 706,904 employee stock options issued as these options were out of the money. There were no potentially dilutive shares for the nine months ended September 30, 2018.

Note 10 — Commitments and contingencies

Legal Matters

From time to time, the Company may be involved in certain legal proceedings, inquiries, claims, and disputes that arise in the ordinary course of business. Although the Company cannot predict the outcomes of these matters, the Company does not believe these actions will have a material adverse effect on the Company’s condensed consolidated financial statements.

Note 11 — Subsequent events

The Company performed its subsequent event procedures through November 27, 2019, the date these condensed consolidated financial statements were issued.

On July 24, 2019, the Company’s Board of Directors resolved that an aggregate of $3.75 million bonuses shall be paid out by the Company if the closing of a business combination with ChaSerg Technology Acquisition Corp. occurs on or before April 1, 2020.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Grid Dynamics International, Inc.

Opinion on the financial statements

We have audited the accompanying consolidated balance sheets of Grid Dynamics International Inc. (a California corporation) and subsidiaries (collectively, the “Company”) as of December 31, 2018 and 2017, the related consolidated statements of income and comprehensive income, shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Restatement of previously issued financial statements

As discussed in Note 3, the 2018 consolidated financial statements have been restated to correct a misstatement.

Basis for opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Company’s auditor since 2017.

San Francisco, California

November 27, 2019

GRID DYNAMICS INTERNATIONAL, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	As of December 31,
	2018	2017
	(Restated)
Assets
Current Assets
Cash and cash equivalents	$17,862	$10,357
Accounts receivable, net of allowance of $20 as of December 31, 2018 and 2017	13,008	11,606
Unbilled receivables	4,314	707
Prepaid income taxes	429	5,266
Prepaid expenses and other current assets	1,610	1,046
Total current assets	37,223	28,982
Property and equipment, net	3,169	1,249
Goodwill	139	139
Intangible assets, net	146	299
Deferred income taxes	1,049	483
Total assets	$41,726	$31,152

Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$467	$248
Accrued liabilities	1,513	989
Accrued compensation and benefits	3,913	2,191
Due to former shareholders	—	2,920
Dividends payable	2,000	—
Accrued income taxes	157	193
Other current liabilities	297	216
Total liabilities	8,347	6,757

Commitments and contingencies (Note 14)

Shareholders’ equity
Common stock, no par value; 12,000,000 shares issued and outstanding; 17,000,000 shares authorized as of December 31, 2018 and 2017	—	—
Additional paid-in capital	8,794	7,038
Retained earnings	24,585	17,357
Total shareholders’ equity (Note 8)	33,379	24,395
Total liabilities and shareholders’ equity	$41,726	$31,152

GRID DYNAMICS INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(in thousands except per share data)

	For the years ended December 31,
	2018	2017
	(Restated)
Revenue	$91,865	$70,684
Cost of revenue	52,559	40,637
Gross profit	39,306	30,047

Operating expenses
Engineering, research, and development	2,643	1,975
Sales and marketing	5,200	2,353
General and administrative	17,634	12,612
Total operating expenses	25,477	16,940

Income from operations	13,829	13,107

Other income/(expenses), net	(746)	1

Income before income taxes	13,083	13,108
Provision/(benefit) for income taxes	3,855	(76)
Net income and comprehensive income	$9,228	$13,184

Earnings per share
Basic	$0.77	$0.82
Diluted	$0.77	$0.78
Weighted average shares outstanding
Basic	12,000	9,362
Diluted	12,000	9,788

Prior year amounts have been retroactively adjusted for the stock splits effective April 7, 2017 and August 31, 2018. See Notes 1 and 8 for additional details.

GRID DYNAMICS INTERNATIONAL, INC
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
(in thousands)

	Temporary Equity		Permanent Equity
	Convertible Preferred Stock		Common Stock		Additional paid-in capital	Shareholder note receivable	Retained earnings	Total shareholders’ equity
	Shares	Amount	Shares	Amount
Balance at January 1, 2017	9,969	$3,317	1,801	$1,362	$1,374	$(7)	$7,207	$9,936
Issuance of preferred stock upon exercise of warrant	114	90	—	—	—	—	—	—
Issuance of common stock upon exercise of stock options	—	—	116	139	—	—	—	139
Dividends paid	—	—	—	—	—	—	(3,034)	(3,034)
Repayment of shareholder note	—	—	—	—	—	7	—	7
Stock-based compensation	—	—	—	—	756	—	—	756
Cancellation of common stock and preferred stock in connection with the ASL acquisition	(10,083)	(3,407)	(1,917)	(1,501)	4,908	—	—	3,407
Issuance of common stock in connection with the ASL acquisition	—	—	12,000	—	—	—	—	—
Net income	—	—	—	—	—	—	13,184	13,184
Balance at December 31, 2017	—	—	12,000	$—	$7,038	$—	$17,357	$24,395
Dividends declared	—	—	—	—	—	—	(2,000)	(2,000)
Stock based compensation	—	—	—	—	1,756	—	—	1,756
Net income	—	—	—	—	—	—	9,228	9,228
Balance at December 31, 2018 (restated)	—	—	12,000	$—	$8,794	$—	$24,585	$33,379

Prior year amounts have been retroactively adjusted for the stock splits effective April 7, 2017 and August 31, 2018. See Notes 1 and 8 for additional details.

GRID DYNAMICS INTERNATIONAL, INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)

	For the years ended December 31,
	2018	2017
	(Restated)
Cash flows from operating activities
Net income	$9,228	$13,184
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,312	660
Deferred income taxes	(566)	394
Stock based compensation	1,756	756
Changes in assets and liabilities:
Accounts receivable	(1,402)	(4,077)
Unbilled receivables	(3,607)	42
Prepaid income taxes	1,917	(4,281)
Prepaid expenses and other current assets	(564)	(562)
Accounts payable	219	(92)
Accrued liabilities	524	(1,214)
Accrued compensation and benefits	1,722	426
Accrued income taxes	(36)	228
Other current liabilities	81	76
Net cash provided by operating activities	10,584	5,540

Cash flows from investing activities
Purchase of property and equipment	(3,079)	(1,058)
Net cash used in investing activities	(3,079)	(1,058)

Cash flows from financing activities
Payments of notes payable	—	(1,917)
Proceeds from payment of shareholder note receivable	—	7
Payments of dividends	—	(3,034)
Proceeds from exercises of preferred stock warrant	—	90
Proceeds from exercises of stock options	—	139
Net cash used in financing activities	—	(4,715)

Net increase/(decrease) in cash and cash equivalents	7,505	(233)
Cash and cash equivalents, beginning of period	10,357	10,590
Cash and cash equivalents, end of period	$17,862	$10,357

Cash paid for income taxes	$1,482	$2,684

Non-cash financing activities
Dividends declared	$2,000	$—

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Nature of operations

Grid Dynamics International, Inc. (the “Company”) was incorporated as Grid Dynamics Consulting Services, Inc., a California corporation in September 2006. In June 2011, the Company changed its name to Grid Dynamics International, Inc. The Company provides enterprise-level digital transformation in the areas of search, analytics, and release automation to Fortune 500 companies. The Company’s headquarters and principal place of business is in San Ramon, California.

On April 7, 2017 the Company was acquired through a merger agreement and became a wholly-owned subsidiary of Automated Systems Holdings Limited (“ASL”). The acquisition was made through GDD International Merger Company (“Merger Sub”), a wholly-owned subsidiary of ASL.

As part of the acquisition by ASL, the Company elected not to apply pushdown accounting and continued to reflect the assets and liabilities on its historical basis prior to the ASL acquisition. Effective April 7, 2017, the Company’s preferred and common stock outstanding were canceled, retired, and ceased to exist. The Merger Sub was issued 100 shares of common stock with no par value effective April 7, 2017. The issuance of 100 shares was treated as a reverse-stock split for purposes of calculating earnings per share and presented as such in the statement of changes in shareholders’ equity as a retrospective adjustment. In addition, the Company effected a 120,000:1 stock split to the shares of the Company in August 2018. The 120,000:1 stock split was also retrospectively adjusted in the financial statements. Refer to Note 8 for details regarding the Company’s stock split.

Note 2 — Basis of presentation and summary of significant accounting policies

Principles of consolidation

The consolidated financial statements include the accounts the Company and its wholly owned subsidiaries prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). All intercompany accounts and transactions are eliminated upon consolidation. The Company and its consolidated subsidiaries and affiliates are listed below:

•        Grid Dynamics International, Inc. (CA) (formed in 2006)

•        Grid Dynamics, LLC (Russia) (formed in 2012)

•        Grid Dynamics Poland, LLC (Poland) (formed in 2014)

•        PE Taraday — 2014 (Ukraine) (formed in 2007)

•        GD Ukraine, LLC (formed in 2014)

•        Grid Dynamics Ukraine, LLC (Ukraine) (formed 2013)

•        Tonomi, Inc. (Delaware) (formed in 2010)

•        Cometera RUS, LLC (Russia) (formed in 2013)

•        Cometera Ukraine, LLC (formed in 2013)

•        GDI Serbia (formed in 2018)

The Company provides services to its customers utilizing its own personnel as well as personnel from subcontractors. The most significant subcontractor Tis GD Ukraine, LLC (Grid-Ukraine) along with P.E. Taraday, a third-party contractor in the Ukraine (together the “Affiliates”). The Affiliates perform services and support exclusively on behalf of the Company and its customers. The Company has no ownership in the Affiliates. The Company is required to apply accounting standards which address how a business enterprise should evaluate whether it has a controlling financial interest in a variable interest entity (“VIE”) through means other than voting rights and accordingly should determine whether or not to consolidate the entity. The Company has determined that it is required to consolidate the Affiliates because the Company has the power to direct the VIE’s most significant activities and is the primary beneficiary of the

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Affiliates. The assets and liabilities of the Affiliates primarily consist of inter-company balances and transactions all of which have been eliminated in consolidation. The net income of the Affiliates was not material for the years ended December 31, 2018 and 2017.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates and such differences could be material. Significant estimates include useful lives and recoverability of property and equipment, allowances for receivables, calculation of accrued liabilities, stock-based compensation, and uncertain tax positions.

Cash and cash equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less from the date of purchase. Cash equivalents are stated at cost, which approximates fair value. At times, cash deposits with banks may exceed federally insured limits.

Accounts receivable and allowance for doubtful accounts

Accounts receivable, less allowance for doubtful accounts, reflect the net realizable value of receivables and approximate fair value. The Company maintains an allowance against accounts receivable for the estimated probable losses on uncollectible accounts. The valuation reserve is based upon historical loss experience, current economic conditions within the industries the Company serves as well as determination of the specific risk related to certain customers. Accounts receivable are charged off against the reserve when, in management’s estimation, further collection efforts would not result in a reasonable likelihood of receipt.

Unbilled receivables

Generally, the Company will not bill customers until the services have been completed. From time-to-time, a service period may overlap with a period-end and the unbilled receivables represent amounts for services performed through period-end, but not yet billed as the service period has not ended. The unbilled receivable represents the amount expected to be billed and collected for services performed through period-end in accordance with contract terms. The unbilled receivables balances were $4.3 million and $0.7 million as of December 31, 2018 and December 31, 2017, respectively.

Property and equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the respective assets, generally 2 to 7 years. Leasehold improvements and property under capital leases are amortized over the shorter of estimated useful lives of the assets or the lease term. Expenditures for repairs and maintenance are charged to expense as incurred.

Software development costs

The Company capitalizes costs of computer software developed or obtained for internal use that are specifically identifiable, have determinable lives and relate to probable future economic benefits. Capitalized computer software costs are included in property and equipment, net in the consolidated balance sheets. Average useful life of such costs is two years.

For the year ended December 31, 2018, the Company capitalized $1.5 million related to internally developed software. The Company did not have any capitalized software for the year ended December 31, 2017. As of December 31, 2018,

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

unamortized internally developed software costs totaled $1.1 million. Amortization of internally developed software is recorded within sales and marketing expense. Costs associated with minor enhancements and maintenance are expensed as incurred. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur. Internally developed software did not have any impairment for the year ended December 31, 2018.

Business Combinations

The Company accounts for business combinations under the acquisition method of accounting, in accordance with ASC Topic 805, Business Combinations, recording any assets acquired and liabilities assumed based on their respective fair values. Any excess of the fair value of purchase consideration over the fair value of the assets acquired less liabilities assumed is recorded as goodwill. The Company uses management estimates based on historically similar transactions to assist in establishing the acquisition date fair values of assets acquired, liabilities assumed, and contingent consideration granted, if any. These estimates and valuations require the Company to make significant assumptions, including projections of future events and operating performance.

Goodwill

Goodwill is not subject to amortization but is tested for impairment annually as of December 31 and when events or circumstances indicate that the estimated fair value of a reporting unit may no longer exceed its carrying value. If the carrying value of the reporting unit exceeds its fair value, an impairment loss is recognized in an amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit.

The Company uses the discounted cash flow method of the income approach and market approach to determine the fair value of the reporting unit and test for impairment as the Company’s management believes this is the most direct approach to incorporate the specific economic attributes and risk profiles of the reporting unit into the valuation model.

The goodwill balance was $0.1 million at December 31, 2018 and 2017 relating to a 2015 acquisition of Tonomi, Inc. As of December 31, 2018 and 2017, the Company determined that there were no indicators of impairment.

Intangible assets

Finite-lived intangible assets are stated at cost less accumulated amortization. Amortization is computed on the straight-line basis over the asset’s useful lives ranging between 3 and 5 years. The Company recognized $0.2 million of amortization expense for the years ended December 31, 2018 and 2017. The Company evaluates the recoverability of identifiable intangible assets whenever events or changes in circumstances indicate that an intangible assets’ carrying amount may not be recoverable. As of December 31, 2018 and 2017, there were no indicators of carrying values exceeding estimated amounts to be recovered.

Fair value

Financial instruments are required to be categorized within a valuation hierarchy based upon the lowest level of input that is significant to the fair value measurement. Assets and liabilities recorded at fair value are measured and classified in accordance with a three-tier fair value hierarchy based on the observability of the inputs available in the market used to measure fair value:

•        Level 1 — Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

•        Level 2 — Inputs that are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant inputs are observable in the market or can be derived from observable market data.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs including interest rate curves, foreign exchange rates, and credit ratings.

•        Level 3 – Unobservable inputs that are supported by little or no market activities.

Concentrations of credit risk and significant customers

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company’s cash is held with high-quality financial institutions. Deposits held with banks may, at times, exceed the amount of insurance provided on such deposits. The Company also has cash deposited with commercial banks outside the United States, including countries such as Russia and Ukraine, in which banking and other financial systems are less developed and regulated. Bank deposits made by corporate entities in less developed markets such as these are not insured. As of December 31, 2018, $1.4 million of total cash was held in Russia and $0.2 million was held in Ukraine. In these regions, and particularly in Russia, a banking crisis, bankruptcy or insolvency of banks that process or hold the Company’s funds, may result in the loss of the Company’s deposits or adversely affect the Company’s ability to complete banking transactions, which could adversely affect the Company’s business and financial condition.

Accounts receivable and unbilled receivables are generally dispersed across the Company’s customers in proportion to their revenue. Three customers individually exceeded 10% of the Company’s accounts receivable balance at December 31, 2018. There were four customers individually exceeding 10% of the Company’s accounts receivable balance at December 31, 2017. Three customers individually exceeded 10% of the unbilled receivables at December 31, 2018 and 2017.

Three customers accounted for greater than 10% of revenue for the year ended December 31, 2018. The three customers comprised 55% of total revenue and individually accounted for 12%, 20%, and 23% of revenues, respectively. Two customers accounted for 47% of revenue for the year ended December 31, 2017 and individually accounted for 22% and 25% of revenue, respectively.

The Company has not experienced any losses on its cash and cash equivalents and minimal losses on its accounts receivable. The Company performs ongoing evaluations of its customers’ financial condition.

Foreign currency risks

The functional currency of the Company and its subsidiaries is the U.S. dollar. The Company only generates revenues in U.S. dollars. The international subsidiaries convert the U.S. dollars to their respective local currencies to fund operations such as labor and materials required for the entity to operate. The Company’s international subsidiaries’ accounting records are denominated in their respective local currencies. The Company is exposed to foreign currency exchange rate changes that could impact remeasurement of foreign denominated monetary assets and liabilities into U.S. dollars with the remeasurement impact recorded to income. The Company is also exposed to fluctuations in foreign currency exchange rates related to cash outflows for expenditures in foreign currencies. The net loss on foreign currency transactions was $0.2 million and $0.3 million for the years ended December 31, 2018 and 2017, respectively. The Company has not entered into any foreign exchange forward contracts, derivatives, or similar financial instruments to hedge against the risk of foreign exchange rate fluctuations.

Revenue recognition

The Company derives substantially all of its revenue through time and materials arrangements. In addition, the Company generates a small portion of revenue from fixed-fee arrangements, which typically are short-term arrangements. The Company offers a suite of services including digital transformation strategy, emerging technology, lean labs and legacy system replatforming.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

For all contracts, the Company uses master agreements to govern the overall relevant terms and conditions of the business arrangement between the Company and its customers. When the Company and a customer enter into a Master Services Agreement (“MSA”), purchases are made by the customer via a statement of work (“SOW”) which explicitly references the MSA and specifies the services to be delivered.

The Company recognizes revenue when it is realized or realizable and earned, (1) there is persuasive evidence of an arrangement, (2) delivery and performance has occurred, (3) there is a fixed or determinable sales price and (4) collection is reasonably assured. The Company recognizes revenue as services are rendered. As the Company provides a service to customers, revenue is earned as the work is performed, or as hours are incurred. Delivery occurs as hours are incurred by the Company employees or subcontractors. For fixed-fee contracts, the set fee is stated on the SOW and is considered fixed and determinable at the outset of the arrangement.

The Company also offers volume discounts or early settlement discounts. Volume discounts apply once the customer reaches certain contractual spend thresholds. Early settlement discounts are issued contingent upon the timing of the payment from the customer. If there is an uncertainty about the project completion or receipt of payment for the services provided, revenue is deferred until the uncertainty is sufficiently resolved.

Cost of revenue

Cost of revenue primarily consists of compensation for professional staff generating revenues for the Company. Compensation includes salary, benefits, performance bonuses, retention bonuses, stock compensation expense, and travel expenses. The Company allocates a portion of depreciation and amortization to cost of revenue.

Engineering, research and development

Engineering, research, and development expenses primarily include compensation for professional staff performing research and development related activities that are not directly attributable to generating revenues for the Company. Research and development activities relate to building and scaling the next generation ecommerce platform solutions for customers. Research and development costs are expensed as incurred. Engineering, research, and development expenses also include depreciation and amortization costs and retention bonuses.

Selling and marketing

Selling and marketing expenses are those expenses associated with promoting and selling the Company’s services and include such items as sales and marketing personnel salaries, stock compensation expense and related benefits, commissions, travel, advertising, depreciation and amortization, retention bonuses, and other promotional activities.

General and administrative

General and administrative expenses include other operating items such as officers’ and administrative personnel salaries, stock compensation expense and benefits, legal and audit expenses, public company related expenses, insurance, facility costs, retention bonuses, depreciation and amortization, including amortization of purchased intangibles and operating lease expenses.

Stock-based compensation expense

Stock-based compensation expense is measured based on the grant-date fair value of the share-based awards. Forfeitures are recognized as incurred. The Company estimates grant-date fair value using the Black-Scholes option pricing model. The model requires management to make a number of key assumptions including the fair value of common stock, expected volatility, expected term, risk-free interest rate, and expected dividends. The Company evaluates the assumptions used to value its share-based awards on each grant date. The Company amortizes the grant-date fair value of all share-based compensation awards over the employee’s requisite service period for the entire award on a straight-line basis, which is generally the vesting period. For an award with graded vesting that is subject only to a

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

service condition (e.g., time-based vesting), the Company uses the straight-line attribution method under ASC 718 under which they recognize compensation cost on a straight-line basis over the total requisite service period for the entire award (i.e., over the requisite service period of the last separately-vesting tranche of the award). Additionally, the Company applies the “floor” concept so that the amount of compensation cost that is recognized as of any date is at least equal the grant-date fair value of the vested portion of the award on that date. That is, if the straight-line expense recognized to date is less than the grant date fair value of the award that is legally vested at that date, the company will increase its recognized expense to at least equal the fair value of the vested amount. Refer to Note 9 — Stock-based compensation for additional information.

Income taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred income taxes are recognized for the tax consequences of temporary differences between the financial statement carrying amounts and the tax basis of the assets and liabilities. The determination of the provision for income taxes requires significant judgment, the use of estimates and the interpretation and application of complex tax laws. The provision for income taxes reflects a combination of income earned and taxed in the various U.S. federal and state, international and other jurisdictions. Jurisdictional tax law changes, increases or decreases in permanent differences between book and tax items, accruals or adjustments of accruals for tax contingencies or valuation allowances, and the change in the mix of earnings from these taxing jurisdictions all affect the overall effective tax rate.

In assessing the realizability of deferred tax assets, management considers whether it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. Management considers all available evidence, both positive and negative, in determining whether a valuation allowance is required. Such evidence includes prior earnings history, the scheduled reversal of deferred tax liabilities, projected future taxable income, carryback and carryforward periods of tax attributes, and tax planning strategies that could potentially enhance the likelihood of realization of a deferred tax asset in making this assessment. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified.

The Company evaluates for uncertain tax positions at each balance sheet date. When it is more likely than not that a position will be sustained upon examination by a tax authority that has full knowledge of all relevant information, the Company measures the amount of tax benefit from the position and records the largest amount of tax benefit that is greater than 50% likely of being realized after settlement with a tax authority. The Company’s policy for interest and/or penalties related to underpayments of income taxes is to include interest and penalties in income tax expense. The Company identified and recorded approximately $0.1 million of liabilities for unrecognized tax benefits as of both December 31, 2018 and 2017.

Earnings per share

The Company accounts for earnings per share in accordance with ASC Topic 260, Earnings per Share. Basic earnings per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted-average number of common and potential dilutive common shares outstanding during the period. Under U.S. GAAP, companies are required to include certain option grants granted to employees and convertible preferred stock in the diluted earnings per share calculation, except in cases where the effect of the inclusion of options and convertible preferred stock would be antidilutive.

Recently adopted accounting pronouncements

Changes to U.S. GAAP are established by the FASB, in the form of Accounting Standards Updates (“ASUs”), to the FASB’s ASCs. The Company has elected not to opt out of the extended transition period and thus when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Income taxes

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740) (“ASU 2015-17”) to simplify the presentation of deferred taxes in a classified statement of financial position by requiring classification of all deferred tax positions as noncurrent, including valuation allowances, by jurisdiction. For all private entities, the standard is effective for fiscal years beginning after December 15, 2017 and interim periods within annual periods beginning after December 15, 2018. The Company early adopted this standard on January 1, 2017. The adoption of this standard did not have a significant impact on the consolidated financial statements.

In March 2018, the FASB issued ASU No. 2018-05, Income Taxes (Topic 740) (“ASU 2018-05”) providing amendments to SEC paragraphs pursuant to SEC Staff Accounting Bulletin No. 118. The ASU became effective upon issuance and included guidance and clarification of income tax accounting to address uncertainty or diversity of views in practice regarding the application of ASC 2018-05 in situations where a registrant does not have the necessary information available, prepared, or analyzed in reasonable detail to complete the accounting under the Tax Cuts and Jobs Act of 2017 (“Tax Act”), for the reporting period in which the Tax Act was enacted. The adoption did not have a significant impact on the consolidated financial statements.

Stock compensation

In March 2016, the FASB issued ASU No. 2016-09, Compensation — Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”). ASU 2016-09 changes how companies account for certain aspects of equity-based payment awards to employees, including accounting for income taxes, forfeitures, and statutory tax withholding requirements, as well as classification in the statement of cash flows. The standard requires that all tax effects related to share-based payments be recorded as income tax expense or benefit in the income statement at settlement or expiration, and accordingly, excess tax benefits and tax deficiencies be presented as operating activities in the statement of cash flows. ASU 2016-09 is effective for private entities effective for fiscal years beginning after December 15, 2017 and interim periods within fiscal years beginning after December 15, 2018. The Company adopted ASU 2016-09 effective January 1, 2017. As a result, the Company reflected the $3.8 million excess tax benefit from the exercise of the options in 2017 as a reduction to tax expense in the consolidated income statements for the year ended December 31, 2017.

In May 2017, the FASB issued ASU No. 2017-09, Compensation — Stock Compensation (Topic 718): Scope of Modification Accounting (“ASU 2017-09”). ASU 2017-09 provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. ASU 2017-09 is effective for all entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted, including adoption in any interim period for which financial statements have not yet been issued or made available for issuance. The standard will be applied to an award modified on or after the adoption date. The Company adopted ASU 2017-09 effective January 1, 2018. The adoption did not have a significant impact on the Company’s consolidated financial statements.

Business combinations

In January 2017, the FASB issued ASU No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business (“ASU 2017-01”). ASU 2017-01 clarifies the definition of a business and provides guidance on evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or as business combinations. The definition clarification as outlined in this ASU affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. ASU 2017-01 is effective for public business entities for periods beginning after December 15, 2017, including interim periods within those periods. For all other entities, the standard is effective for annual periods beginning after December 15, 2018 and interim periods within annual periods beginning after December 15, 2019. Early adoption is permitted. The Company adopted ASU 2017-01 effective January 1, 2018. The adoption did not have a significant impact on the Company’s consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

Goodwill and intangibles impairment

In January 2017, the FASB issued ASU No. 2017-04, Intangibles — Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”), which eliminates Step 2 of the goodwill impairment test that had required a hypothetical purchase price allocation. Rather, entities should apply the same impairment assessment to all reporting units and recognize an impairment loss for the amount by which a reporting unit’s carrying amount exceeds its fair value without exceeding the total amount of goodwill allocated to that reporting unit. Entities will continue to have the option to perform a qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary. ASU 2017-04 is effective for private entities in fiscal years beginning after December 15, 2021, or those beginning after January 1, 2017 if early adopted. The early adoption of the standard did not have a significant impact on the consolidated financial statements.

Recently issued accounting pronouncements

The Company considered the applicability and impact of all ASUs. ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on the consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of Topic 606 is that an entity should recognize revenue to depict the transfer of promised goods or services in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. Topic 606 as amended, will replace most existing revenue recognition guidance in GAAP and requires expanded disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. The standard allows for two methods of adoption: the full retrospective method, which requires the standard to be applied to each prior period presented, or the modified retrospective method, which requires the cumulative effect of adoption to be recognized as an adjustment to opening retained earnings in the period of adoption as well as incremental disclosure comparing results presented under Topic 606 to results that would have been presented utilizing current accounting. The Company will adopt Topic 606 as amended effective January 1, 2019 using the modified retrospective method. The provisions will not be presented in the interim periods for the year ended December 31, 2019, as permitted for companies with Emerging Growth Status, but will be presented for the year ended December 31, 2019, and for the interim periods beginning the year thereafter.

The Company has assigned internal resources and engaged a third-party service provider to assist in its evaluation and is finalizing its evaluation of the impact of the standard. As part of its ongoing evaluation, the Company is assessing the impact of the Company’s accounting for arrangements that include variable consideration (i.e. volume discounts and early settlement discounts). For the majority of the Company’s time-and-materials contracts, the Company expects to continue to recognize revenues as services are performed which is consistent with the requirements under ASC 606. Within its arrangements, the Company has variable consideration, including discounts and credits. Volume discounts apply once the customer reaches certain contractual spend thresholds. Early settlement discounts are issued contingent upon the timing of the payment from the customer. If there is an uncertainty about the project completion or receipt of payment for the services provided, revenue is deferred until the uncertainty is sufficiently resolved. The Company is still assessing the impact these discounts will have on determining the number of performance obligations and the overall transaction price in accordance with ASC 606. While the Company continues to assess the potential impacts of the new standard, including the areas described above, it cannot reasonably estimate at this time, the quantitative impact of this standard on its related condensed consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases. ASU 2016-02 requires lessees to put most leases on their balance sheet while recognizing expense in a manner similar to existing accounting. ASU 2016-02 states that a lessee would recognize a lease liability for the obligation to make lease payments and a right-to-use asset for the right to use the underlying asset for the lease term. The standard allows for two methods of adoption to recognize and measure leases: retrospectively to each prior period presented in the financial statements with the cumulative effect of initially applying the guidance recognized at the beginning of the earliest comparative period presented or retrospectively at the beginning of the period of adoption with the cumulative effect of initially applying the guidance recognized at the beginning of the period in which the guidance is first applied. Both adoption methods include a number of

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 2 — Basis of presentation and summary of significant accounting policies (cont.)

optional practical expedients that entities may elect to apply. The Company will adopt the standard retrospectively at the beginning of the period of adoption with the cumulative effect of initially applying the guidance recognized at the beginning of the period in which the guidance is first applied. In November 2019, the FASB issued ASU No. 2019-10, Financial Instruments — Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), delaying the effective implementation date for ASC 842 by one year for entities that have not yet adopted the standard. The new accounting guidance is effective for the Company for fiscal periods beginning after December 15, 2020 and early adoption is permitted. The Company has not yet determined the impact that the adoption of this guidance will have on the consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326) — Measurement of Credit Losses on Financial Instruments. Topic 326 was subsequently amended by ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments — Credit Losses and ASU 2019-05, Financial Instruments — Credit Losses (Topic 326): Targeted Transition Relief. These ASUs replace the current incurred loss impairment methodology with a methodology that reflects expected credit losses measured at amortized cost and certain other instruments, including loans, held-to-maturity debt securities, net investments in leases, and off-balance sheet credit exposures. In November 2019 the FASB issued ASU No. 2019-10, Financial Instruments — Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842), delaying the effective implementation date for Topic 326 by one year for entities that have not yet adopted the standard. The update is effective for fiscal years beginning after December 15, 2022, and interim periods with fiscal years after December 15, 2022. The Company has not yet determined the impact that the adoption of this guidance will have on the consolidated financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Compensation — Stock Compensation (Topic 718), Improvements to Nonemployee Share-Based Payment Accounting. The new standard is intended to simplify aspects of share-based compensation issued to non-employees by making the guidance consistent with accounting for employee share-based compensation. The guidance is effective for annual periods beginning after December 15, 2019 and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted but no earlier than an entity’s adoption date of Topic 606. The Company does not expect the impact of the adoption of this guidance to significantly impact the consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820, Fair Value Measurement. ASU 2018-13 modifies the disclosure requirements for fair value measurements by removing, modifying or adding certain disclosures. The accounting standard update will be effective beginning in the first quarter of fiscal year 2020, with removed and modified disclosures to be adopted on a retrospective basis, and new disclosures to be adopted on a prospective basis. The Company has not yet determined the impact that the adoption of this guidance will have on the consolidated financial statements.

In October 2018, the FASB issued ASU No. 2018-17, “Consolidation (Topic 810): Targeted Improvements to Related Party Guidance for Variable Interest Entities”. The new standard changes how entities evaluate decision-making fees under the variable interest entity guidance. The new standard is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted in any interim period after issuance. The standard should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings at the beginning of the period of adoption. The Company has not yet determined the impact that the adoption of this guidance will have on the consolidated financial statements.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 3 — Restatement

Subsequent to the original issuance of the private company financial statements for the year ended December 31, 2018, the Company identified balances that were accounted for or presented incorrectly under the Generally Accepted Accounted Principles in the United States of America relating to stock-based compensation, and the presentation of retention bonuses and depreciation on the consolidated statement of income and comprehensive income.

Included below is a summary of the previously reported amounts, the impact of these adjustments and the as-restated amounts for the year ended December 31, 2018. These adjustments also caused a reclassification between prepaid income taxes, deferred income taxes, additional paid-in capital, and retained earnings. These adjustments did not have any impact on the Company’s cash flows for the year ended December 31, 2018 and there was no impact on the financial position, net income or cash flow for the year ended December 31, 2017.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(in thousands except per share data)

	For the year ended December 31, 2018
	As previously reported	Incremental stock-based compensation	Reclassification of retention bonuses	Depreciation reallocation	As restated
Revenue	$91,865	$—	$—	$—	$91,865
Cost of revenue	50,792	67	1,026	674	52,559
Gross profit	41,073	(67)	(1,026)	(674)	39,306

Operating expenses
Engineering, research, and development	2,220	95	380	(52)	2,643
Sales and marketing	4,895	32	320	(47)	5,200
General and administrative	16,283	1,144	782	(575)	17,634
Total operating expenses	23,398	1,271	1,482	(674)	25,477

Income from operations	17,675	(1,338)	(2,508)	—	13,829

Expenses paid in connection with the merger	(2,508)	—	2,508	—	—
Other income/(expenses), net	(746)	—	—	—	(746)

Income before income taxes	14,421	(1,338)	—	—	13,083
Provision for income taxes	4,192	(337)	—	—	3,855
Net income and comprehensive income	$10,229	$(1,001)	$—	$—	$9,228

In addition, the Company reclassified $7.0 million from retained earnings to additional paid-in capital as of December 31, 2018 and 2017 to reflect the correct accounting for the cancellation of shares in connection with the ASL merger described in Note 1. This correction had no impact on total shareholders’ equity or any other financial statement line items.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 4 — Property and equipment, net

Property and equipment consist of the following (amounts in the table below are presented in thousands):

	Estimated Useful Life (In Years)	As of December 31,
		2018	2017
Computers and equipment	3	$4,237	$2,849
Machinery and automobiles	5	68	33
Furniture and fixtures	3	326	188
Software	2	15	15
Leasehold improvements	7	58	26
		4,704	3,111
Less: Accumulated depreciation and amortization		(2,675)	(1,862)
		2,029	1,249
Capitalized software development costs	2	1,486	—
Less: Accumulated amortization		(346)	—
		1,140	—
Property and equipment, net		$3,169	$1,249

Property and equipment depreciation and amortization expense for the years ended December 31, 2018 and 2017 was $1.1 million and $0.5 million, respectively.

Note 5 — Accrued liabilities

The components of accrued liabilities were as follows (in thousands):

	As of December 31,
	2018	2017
Accrued customer discounts	$477	$275
Accrued retention bonus	694	694
Other accrued liabilities	342	20
Total accrued liabilities	$1,513	$989

In connection with the April 7, 2017 ASL merger described above in Note 1, the Company established a retention bonus plan. The retention bonus plan provides for bonus payment opportunities to key personnel, management, and sales personnel. Each participant in the plan has the opportunity to receive their individual retention bonus amount, as approved by the Board of Directors, in eight equal semi-annual payments. A portion of the retention bonus is subject to profit-before-tax performance metrics. Of the $10.0 million payout, $2.7 million is subject to earnout conditions based on the Company’s ability to achieve profit before tax growth targets. The retention bonus is payable as follows:

i)       Initial 24 months: Each participant is entitled to receive each semi-annual payment so long as he or she remains an employee or consultant of the Company in good standing on the respective six-month anniversary date.

ii)      Second 24 months (participants not subject to earnout conditions): Each participant not subject to earnout conditions is entitled to receive each semi-annual payment so long as he or she remains an employee or consultant of the Company in good standing on the respective six-month anniversary date.

iii)    Second 24 months (participants subject to earnout conditions): Each participant subject to earnout conditions is entitled to receive each semi-annual payment so long as he or she remains an employee or consultant of the company in good standing on the respective six-month anniversary date; and for the six-month period then-ended the profit before tax of the Company during the corresponding six-month period of the immediately preceding year equals or exceeds the target set forth in the agreement.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 5 — Accrued liabilities (cont.)

Total retention bonus expenses recognized for the years ended December 31, 2018 and 2017 was $2.5 million and $1.9 million, respectively. The retention bonuses are allocated to cost of revenue, engineering, research and development, sales and marketing, and general and administrative expense. Retention bonus expenses were allocated as follows (in thousands):

	For the year ended December 31,
	2018	2017
Cost of revenue	$1,026	$702
Engineering, research, and development	380	263
Sales and marketing	320	198
General and administrative	782	712
Total	$2,508	$1,875

Note 6 — Income taxes

Income/(loss) before provision for income taxes consisted of the following (in thousands):

	For the years ended December 31,
	2018	2017
United States	$9,460	$10,899
International	3,623	2,209
	$13,083	$13,108

The federal and state income tax provision (benefit) is summarized as follows (in thousands):

	For the years ended December 31,
	2018	2017
Current
Federal	$2,841	$(797)
State	623	(97)
International	936	424
Total current tax expense	4,400	(470)
Deferred
Federal	(484)	422
State	(61)	(28)
International	—	—
Total deferred tax expense	(545)	394
Total tax expense/(benefit)	$3,855	$(76)

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating losses and tax credit carryforwards.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 6 — Income taxes (cont.)

The tax effects of significant items comprising the Company’s deferred taxes as of December 31, 2018 and December 31, 2017 are as follows (in thousands):

	For the years ended December 31,
	2018	2017
Deferred tax assets
Accrued compensation	$369	$259
Bad debt	5	5
State tax accrual	109	—
Stock-based compensation	515	5
Net operating loss	177	250
Tax credits	—	5
Other foreign tax asset	—	53
Foreign related party payable	—	28
Total deferred tax assets	1,175	605
Deferred tax liabilities
Fixed asset basis	(126)	(122)
Total deferred tax liabilities	(126)	(122)
Valuation allowance	—	—
Net deferred taxes	$1,049	$483

ASC 740 requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period.

Net operating losses and tax credit carryforwards as of December 31, 2018 are as follows (in thousands):

	Amount	Expiration years
Net operating losses, federal	$548	2032 – 2035
Net operating losses, state	$888	2032 – 2035
Tax credits, federal	—
Tax credits, state	—
Net operating losses, foreign	—
Tax credits, foreign	—

The effective tax rate of the Company’s provision (benefit) for income taxes differs from the federal statutory rate as follows:

	For the years ended December 31,
	2018	2017
Statutory rate	21.00%	34.00%
State tax	3.31%	(0.53)%
Permanent items	4.68%	(3.41)%
Stock-based compensation deductions	—	(29.71)%
R&D credits	(0.86)%	(1.72)%
Foreign rate differential	1.33%	(2.50)%
Change in deferred – tax reform	—	1.47%
Transition tax on foreign deferred income	—	1.82%
Total	29.46%	(0.58)%

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 6 — Income taxes (cont.)

As of December 31, 2018, the Company has approximately $0.1 million of unrecognized tax benefits. A reconciliation of the amount of unrecognized tax benefits is as follows (in thousands):

Balance at January 1, 2018	$120
(Decreases) increases related to prior year tax positions	(73)
(Decreases) increases related to current year tax positions	27
(Decreases) increases related to settlements	—
Balance at December 31, 2018	$74

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Act”) was signed into law making significant changes to the Code. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, the transition of U.S international taxation from a worldwide tax system to a territorial system, and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings as of December 31, 2018.

Global Intangible Low-Taxed Income

In January 2018, the FASB released guidance on the accounting for tax on the global intangible low-taxed income (“GILTI”) provisions of the Act. The GILTI provisions impose a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. The guidance indicates that either accounting for deferred taxes related to GILTI inclusions or treating any taxes on GILTI inclusions as period cost are both acceptable methods subject to an accounting policy election. The Company will elect to treat any potential GILTI inclusions as a period cost.

SAB 118

On December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance for tax accounting related to the Act. SAB 118 provides a measurement period that should not extend beyond one year from the Act’s enactment date for companies to complete the accounting under ASC 740. In accordance with SAB 118, the Company must reflect the income tax effects of those aspects of the Act for which the accounting under ASC 740 is complete. To the extent that the Company’s accounting for certain income tax effects of the Act is incomplete, but it is able to determine a reasonable estimate, the Company must record a provisional estimate to be included in its consolidated financial statements. If the Company cannot determine a provisional estimate to be included in its consolidated financial statements, it should continue to apply ASC 740 on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Act. The amounts of the tax effects related to the Act described in the paragraphs above represent the Company’s reasonable estimates and are provisional amounts within the meaning of SAB 118. The provisional transition tax has been determined based on the cumulative deferred foreign E&P as of the relevant measurement date. Any change in such estimate during the measurement period should have no material impact on the Company’s financial statements. Our final analysis and impact of the Act is reflected in the tax provision and related tax disclosures for the year ended December 31, 2018. There was a no material change in estimate which would have been reflected within the measurement period in accordance with SAB 118.

Note 7 — Preferred stock

As discussed in Note 1 above, on April 7, 2017, the Company was acquired by ASL. Prior to the date of the acquisition, the Company had convertible preferred stock outstanding during the period January 1, 2017 through April 6, 2017. The Company had preferred stock outstanding classified as Series A-1, A-2, and B.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 7 — Preferred stock (cont.)

The Company’s convertible preferred stock was not redeemable at the option of the holder. The Company determined that its preferred stock was contingently redeemable due to the existence of deemed liquidation provisions contained in its Articles of Incorporation, as amended, and therefore classified the preferred stock outside of permanent equity.

On April 7, 2017, all of the Company’s preferred stock outstanding was converted into common shares and subsequently retired, canceled, and ceased to exist.

Note 8 — Shareholders’ equity

In January, February, and March of 2017, approximately 116,000 employee stock options, adjusted for stock splits, were exercised under the 2011 Stock Plan as defined and discussed in Note 9 below.

On July 8, 2013, the Company entered into a warrant agreement with Bridge Bank for the right to purchase 114,758 shares of Series A-1 preferred stock at a purchase price of $0.784 per share (adjusted for stock splits). On February 17, 2017, Bridge Bank exercised the warrants to purchase the Series A-1 preferred stock.

On April 7, 2017, in connection with the ASL acquisition as described in Note 1 above, the Company retired and canceled all outstanding shares of common and preferred stock. The Company’s Board of Directors subsequently approved the issuance of 100 common shares with no par-value (not adjusted for the 120,000:1 stock split further described below).

On August 28, 2018, the Company’s Board of Directors executed an amendment to the Company’s Articles of Incorporation to increase the number of common shares authorized for issuance to 17,000,000.

On August 31, 2018, the Company effected a 120,000:1 forward stock split of its common shares. As a result of the stock split, the Company’s common shares issued and outstanding increased to 12,000,000 for the year ended December 31, 2018. All share information presented in the financial statements and related note have been retroactively adjusted to reflect the stock split.

Note 9 — Stock-based compensation

Effective November 9, 2018, the Board of Directors approved a stock plan (the “2018 Stock Plan”). The 2018 Stock Plan permits the Company to grant up to 5,000,000 Incentive Stock Options (“ISOs”) or Nonstatutory Stock Options (“NSOs”) at the sole discretion of the Board of Directors. ISOs may only be granted to employees. An individual employee may receive up to a fair value of $0.1 million of ISOs, with the excess fair value of the options treated as NSOs. Fair value is defined as:

1)      If at the grant date the Company’s stock is listed on a national exchange, the fair value shall be equal to the closing price of the stock as quoted on the NASDAQ.

2)      If at the grant date, the Company’s stock is not listed on a national exchange, the fair value of the option(s) granted will be determined in good faith by the Board of Directors as described further below.

The options granted under the 2018 Stock Plan generally vest over a period of approximately 3 years. ISOs granted to individuals owning at least 10% of the total combined voting power of the Company have a 5-year exercise term. ISOs and NSOs that contain, (i) a performance-based vesting requirement and (ii) are granted to non-directors, non-officers, and non-consultants of the Company, are exercisable at a rate of at least 20% over a 5-year period from the effective date of the grant. All other options have approximately a 10-year exercise term. Once options are vested, the recipients have the right to purchase the Company’s stock at a fixed and specified exercise price that varies depending on each stock option’s issuance date. Options are subject to time and performance vesting requirements as determined by the Board of Directors at the grant date. The Board of Directors may at its sole discretion provide acceleration of exercisability and vesting as it deems appropriate within the option recipient’s award agreement, or in the event of a change in control of the Company.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 9 — Stock-based compensation (cont.)

The Company has granted 2,250,000 options as of December 31, 2018 subject to time vesting requirements. A majority of the options granted in 2018 were exercisable at the date of grant. Unvested exercised options are treated as restricted shares that have voting and dividend rights and become fully unrestricted upon vesting. Dividends are not forfeitable as it relates to unvested exercised options that are canceled or forfeited before the respective date of vesting. No options were early exercised as of December 31, 2018. There were 2,127,500 options granted that vest as follows and have the right to early exercise: 531,875 options vested on the date of grant; 531,875 options vest on each of January 1, 2019, 2020 and 2021. 122,500 options granted vest as follows: 30,625 options vested on the date of grant; 30,625 options vest on each of the first, second, and third anniversary of the date of grant. Of the 122,500 options granted, 85,000 have the right to early exercise and 37,500 do not have the right to early exercise.

The grant-date fair value of each option award was estimated on the date of grant using the Black-Scholes option pricing model, as determined by the Board of Directors. The key assumptions for 2018 grants are provided in the following table. The Company used a zero percent dividend yield assumption for all Black-Scholes stock option-pricing calculations. Since the Company’s shares are not publicly traded and its shares are rarely traded privately, expected volatility is estimated based on the average historical volatility of similar entities with publicly traded shares. The risk-free rate for the expected term of the option is based on the U.S. Treasury yield curve at the date of grant. Expected term is estimated using the simplified method, which takes into account vesting and contractual term. The simplified method is being used to calculate expected term instead of historical experience due to a lack of relevant historical data resulting from changes in option vesting schedules and changes in the pool of employees receiving option grants.

2018
Dividend yield	0%
Expected volatility	40%
Risk-free interest rates	2.90% – 3.07%
Expected term in years	5.48 – 5.79
Grant date fair value of common stock	$7.54

The stock option activity under the 2018 Stock Plan during the years ended December 31, 2018 and 2017 is as follows (in thousands except exercise price):

		Options outstanding
	Shares available for grant	Number of shares	Weighted- average exercise price	Weighted- average remaining contractual term	Aggregate intrinsic value
Balances at December 31, 2017	—	—	$—		$—
Options authorized to grant	5,000	—	—		—
Options granted	(2,250)	2,250	7.54	9.87	—
Options exercised	—	—	—		—
Options canceled/forfeited	—	—	—		—
Options expired	—	—	—		—
Balances at December 31, 2018	2,750	2,250	$7.54	9.87	$0
Vested at December 31, 2018	—	563	$7.54	9.87	$0
Exercisable at December 31, 2018	—	2,213	$7.54	9.87	$0

The total fair value of the shares vested during the year ended December 31, 2018 was $4.2 million. The Company did not have any options outstanding at December 31, 2017. The aggregate intrinsic value in the table above represents the difference between the Company’s most recent valuation at June 30, 2018, and the exercise price of each in-the-money option on the last day of the period presented.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 9 — Stock-based compensation (cont.)

In addition, the Company adopted a stock plan in 2011 (the “2011 Stock Plan”). On December 8, 2016, in contemplation of the impeding April 7, 2017, acquisition by ASL, the Company modified its 2011 Stock Plan by providing for the acceleration of vesting of the stock options upon a change in control. On the date of closing, the vesting of options held by eligible option grantees were accelerated in full, by an additional 18 months, or by an additional 12 months, respectively, with 45 total employees affected by the modification. Under the terms of the 2011 Stock Plan and the merger agreement with ASL, any remaining unvested options on the transaction date were canceled for no consideration, and all vested but unexercised options as of the transaction date were paid in cash as part of the merger consideration. See Note 1 above for additional details. There was no incremental compensation cost attributable to the incremental fair value of the modified options compared to the original options on the modification date. On the date of closing, the acceleration of vesting for 705,492 stock options resulted in a stock compensation charge and corresponding increase to additional paid-in capital of $0.8 million. The remaining 155,383 stock options were canceled for no consideration. After the date of closing, the Company did not have any options outstanding under the 2011 Stock Plan.

Total compensation expense related to the Company’s stock-based expense plans was $1.8 million and $0.8 million for the years ended December 31, 2018 and 2017, respectively, in the accompanying consolidated statements of income. The Company classifies awards issued under the stock-based plans as equity.

Employee stock-based compensation recognized was as follows (in thousands):

	For the years ended December 31,
	2018	2017
Cost of revenue	$84	$162
Engineering, research, and development	103	41
Sales and marketing	40	53
General and administrative	1,529	500
Total stock-based compensation	$1,756	$756

As of December 31, 2018 and 2017, there was approximately $5.3 million and $0 of unrecognized stock-based compensation expense. All of the unrecognized stock-based compensation expense for the year ended December 31, 2018 related to the 2018 Stock Plan and is expected to be recognized over a weighted average period of 2.05 years.

Note 10 — Earnings per share

For the year ended December 31, 2018, basic earnings per share (“EPS”) was calculated by dividing net income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. All participating securities are excluded from basic weighted-average number of common shares outstanding. Diluted earnings per share is computed by dividing net income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if the potentially dilutive securities had been issued. Potentially dilutive securities include outstanding stock options. The dilutive effect of potentially dilutive securities is reflected in diluted earnings per share by application of the treasury stock method.

For the year ended December 31, 2017, the Company computed earnings per share in conformity with the two-class method required for participating securities. Undistributed earnings allocated to participating securities are subtracted from net income in determining net income attributable to common stockholders. The Company allocated income between its common and preferred shareholders only for the period the preferred stock was outstanding, which was January 1, 2017 to April 6, 2017. Earnings for the period April 7, 2017 to December 31, 2017 were allocated entirely to common shareholders.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 10 — Earnings per share (cont.)

The following table sets forth the computation of basic and diluted earnings per share of common stock as follows (in thousands except per share data):

	For the years ended December 31,
	2018	2017
Numerator for basic earnings per share
Net income	$9,228	$13,184
Less: Income attributable to preferred shareholders		(2,744)
Less: Dividends declared to preferred shareholders	—	(2,758)
Net income available to common shareholders	9,228	7,682

Denominator for basic earnings per share
Weighted-average shares outstanding – basic	12,000	9,362
Basic earnings per share	$0.77	$0.82

Numerator for diluted earnings per share
Net income available to common shareholders	$9,228	$7,682
Denominator for diluted earnings per share
Basic weighted-average common shares outstanding	12,000	9,362
Dilutive impact of options in the money	—	426
Weighted-average shares outstanding – diluted	12,000	9,788
Diluted earnings per share	$0.77	$0.78

The denominator used in the calculation of EPS has been retrospectively adjusted for the reverse stock split of the transaction and 120,000:1 stock split as further described in Note 1 and Note 8, respectively. The years ended December 31, 2018 and 2017 exclude 2,250,000 and 16,600, respectively, employee stock options as their effect would be anti-dilutive. The year ended December 31, 2017 excludes 10,083,537 convertible preferred Series A-1, A-2, and B stock as their effect would be antidilutive.

Note 11 — Segment and geographic information

In accordance with ASC 280, Segment Reporting, the Company has determined it has one operating segment and one reportable segment. The chief operating decision maker assesses the Company’s performance and allocates resources based on the Company’s consolidated financial information. The Company’s business activities have similar economic characteristics and are similar in all of the following areas: the nature of services, the type or class of customer for which they provide their services, and the methods used to provide their services.

The Company’s revenues are generated within the United States. Long-lived assets include property and equipment, net of accumulated depreciation and amortization and is summarized as follows (in thousands):

	As of December 31,
	2018	2017
Long-lived assets, net of accumulated depreciation and amortization
United States	440	256
Russia	1,475	608
Ukraine	681	277
Poland	512	108
Serbia	61	—

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 12 — Related party transactions

On November 28, 2018, the Company’s Board of Directors declared a dividend of $0.17 per common share, or $2.0 million, to the Company’s sole shareholder ASL. The dividends were paid in 2019.

At December 31, 2017, the Company had $2.9 million in prepaid taxes and a related party payable for the same amount for an expected refund, as defined in the merger agreement between ASL and the Company, attributable to a pre-closing tax period net operating loss carryback. This refund was received in 2018 and paid to former shareholders upon receipt, pursuant to the merger agreement.

As discussed further in Note 2, the Company provides services to its customers utilizing personnel from GD-Ukraine. GD-Ukraine performs services and support exclusively on behalf of the Company and its customers, however, the Company has no ownership in the sub-contractor. GD-Ukraine’s equity holder is Sergey Taraday, an employee of the Company.

Note 13 — Benefit plans

The Company maintains a 401(k) defined contribution savings and retirement plan for substantially all of its U.S. employees. Subject to Code limitations, an employee may elect to contribute an amount up to 60% of compensation during each plan year. The Company is not required to make contributions to the plan but can make discretionary contributions. The Company has not made any contributions to the 401(k) plan as of December 31, 2018 and 2017.

Note 14 — Commitments and contingencies

Operating leases

The Company leases its vehicles and facilities under non-cancelable operating leases expiring in December 2018 and March 2022. Rent expense related to the Company’s operating leases was approximately $3.8 million and $3.0 million for the year ended December 31, 2018 and 2017, respectively.

Future minimum payments under non-cancelable leases are as follows (in thousands):

Years ending December 31,
2019	$2,157
2020	643
2021	481
2022	300
Total	$3,581

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. Management evaluates each claim and provides for potential loss when the claim is probable to be paid and reasonably estimable. While adverse decisions in certain of these litigation matters, claims and administrative proceedings could have a material effect on a particular period’s results of operations, subject to the uncertainties inherent in estimating future costs for contingent liabilities, management believes that any future accruals with respect to these currently known contingencies would not have a material effect on the financial condition, liquidity or cash flows of the Company. There are no amounts required to be reflected in these consolidated financial statements related to contingencies.

Note 15 — Line of credit

In October 2017, the Company entered into a loan agreement for a revolving line of credit facility (“Line of Credit”) with a borrowing capacity of $0.5 million. The Line of Credit is secured by substantially all of the Company’s assets, and was secured in order to provide credit support for a letter of credit facility and balances under the Company’s credit cards.

GRID DYNAMICS INTERNATIONAL, INC
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 15 — Line of credit (cont.)

Borrowings under the Line of Credit are subject to a variable interest rate, based on changes in the Prime Rate, as calculated published by the Wall Street Journal. There were no borrowings on the Line of Credit as of December 31, 2017 and 2018.

Note 16 — Subsequent events

Management of the Company evaluated its December 31, 2018 consolidated financial statements for subsequent events through March 21, 2019, the date the financial statements were originally available to be issued. In connection with the reissuance of financial statements to be included in the Proxy Statement in order to effect the business combination with ChaSerg Technology Acquisition Corp., management evaluated its annual financial statements for subsequent events through November 27, 2019, the date the revised financial statements were available to be issued.

On May 6, 2019, the Company entered into a Common Stock and Series A Preferred Stock Purchase Agreement (“Purchase Agreement”). Pursuant to the Purchase Agreement, the Company issued 622,027 shares of Common Stock at an initial price of $9.25 and 622,027 shares of Series A Preferred Stock at a price of $14.8647 to BGV Opportunity Fund L.P. (“BGV”) for an aggregate purchase price of $15.0 million. BGV is a related party and was the Company’s securityholder representative for the ASL acquisition described in Note 1 above.

In connection with the issuance of the Series A Convertible Preferred Stock, the Company incurred direct and incremental expenses of $0.1 million, related to legal fees, printing costs, financial advisory fees, closing costs, and other offering-related expenses. These expenses have been recorded as a reduction of proceeds from common stock and Series A Convertible Preferred Stock.

On July 24, 2019, the Company’s Board of Directors resolved that an aggregate of $3.75 million bonuses shall be paid out by the Company if the closing of a business combination with ChaSerg Technology Acquisition Corp. occurs on or before April 1, 2020.

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

ChaSerg Technology Acquisition Corp., a Delaware corporation

and

CS Merger Sub 1 Inc., a California corporation

and

CS Merger Sub 2 LLC, a Delaware limited liability company

and

Grid Dynamics International, Inc., a California corporation

and

Automated Systems Holdings Limited, as Company Representative

dated as of

November 13, 2019

Table of contents

Article I. Definitions		2
Article II. The Mergers		17
Section 2.01	The Initial Merger	17
Section 2.02	The Second Step Merger	17
Section 2.03	Closing	17
Section 2.04	Closing Deliverables	17
Section 2.05	Effective Time	19
Section 2.06	Effects of the Mergers	19
Section 2.07	Tax Treatment	19
Section 2.08	Articles of Incorporation and Bylaws of the Intermediate Corporation; Certificate of Formation and Limited Liability Company Agreement of the Surviving Company	19
Section 2.09	Directors and Officers of the Intermediate Corporation and the Surviving Company	20
Section 2.10	Effect of the Mergers on Shares	20
Section 2.11	Treatment of Company Options.	20
Section 2.12	Dissenting Shares	21
Section 2.13	Surrender and Payment	21
Section 2.14	Escrow Fund	22
Section 2.15	No Further Ownership Rights in Shares or Company Options	22
Section 2.16	Adjustments	23
Section 2.17	Withholding Rights	23
Section 2.18	Lost Share Certificates	23
Section 2.19	Closing Adjustments	23
Section 2.20	Reserved	25
Section 2.21	Allocation Certificate	25
Section 2.22	Adjustments to Consideration	26

Article III. Representations and Warranties of the Company		26
Section 3.01	Organization and Qualification	26
Section 3.02	Authority; Board Approval	27
Section 3.03	No Conflicts; Consents	27
Section 3.04	Capitalization	28
Section 3.05	Company Charter Documents	29
Section 3.06	Subsidiaries	29
Section 3.07	Financial Statements	29
Section 3.08	Undisclosed Liabilities	30
Section 3.09	Absence of Certain Changes, Events and Conditions	30
Section 3.10	Material Contracts	31
Section 3.11	Title to Assets; Real Property	32
Section 3.12	Condition and Sufficiency of Assets	33
Section 3.13	Intellectual Property	33
Section 3.14	Accounts Receivable	39
Section 3.15	Customers and Suppliers	39
Section 3.16	Insurance	39
Section 3.17	Legal Proceedings; Governmental Orders	40
Section 3.18	Compliance with Laws; Permits	40
Section 3.19	Environmental Matters	40
Section 3.20	Employee Benefit Matters	41
Section 3.21	Employment Matters	43
Section 3.22	Taxes	44

Annex A-i

Annex A-ii

Section 5.20	Proxy Statement	62
Section 5.21	Trust Account Proceeds and Related Available Equity	63
Section 5.22	Parent Equity Incentive Plan	63
Section 5.23	Post-Closing Board	64
Section 5.24	Termination of Certain Arrangements	64
Article VI. Tax Matters		65
Section 6.01	Tax Covenants	65
Section 6.02	Termination of Existing Tax Sharing Agreements	65
Section 6.03	Tax Refunds	65
Section 6.04	Tax Returns	65
Section 6.05	Straddle Period	66
Section 6.06	Cooperation and Exchange of Information	67
Section 6.07	FIRPTA Statement	67
Section 6.08	Tax Contests	67
Article VII. Conditions to Closing		68
Section 7.01	Conditions to Obligations of All Parties	68
Section 7.02	Conditions to Obligations of Parent, Merger Sub 1 and Merger Sub 2	68
Section 7.03	Conditions to Obligations of the Company	69
Article VIII. Indemnification		70
Section 8.01	Survival	70
Section 8.02	Indemnification by Company Indemnifying Parties	70
Section 8.03	Certain Limitations	71
Section 8.04	Indemnification Procedures	72
Section 8.05	Payments	73
Section 8.06	Tax Treatment of Indemnification Payments	74
Section 8.07	Effect of Investigation	74
Section 8.08	Exclusive Remedies	74
Article IX. Termination		75
Section 9.01	Termination	75
Section 9.02	Effect of Termination	76
Article X. Miscellaneous		77
Section 10.01	Trust Account Waiver	77
Section 10.02	Company Representative	77
Section 10.03	Sponsor Designated Directors	79
Section 10.04	Expenses	79
Section 10.05	Notices	79
Section 10.06	Interpretation	8
Section 10.07	Headings	81
Section 10.08	Severability	81
Section 10.09	Entire Agreement	81
Section 10.10	Successors and Assigns	81
Section 10.11	No Third-Party Beneficiaries	81
Section 10.12	Amendment and Modification; Waiver	81
Section 10.13	Governing Law; Submission to Jurisdiction	81
Section 10.14	Specific Performance	82
Section 10.15	Counterparts	82
Section 10.16	Legal Representation	82

Annex A-iii

Exhibits
Exhibit A:	Lock-Up Agreement
Exhibit B:	A&R Registration Rights Agreement
Exhibit C:	Voting Agreements
Exhibit D:	Stockholders’ Agreement
Exhibit E:	Employment Agreements
Exhibit F:	Escrow Agreement
Exhibit G:	Merger Sub 1 Articles of Incorporation
Exhibit H:	Merger Sub 1 Bylaws
Exhibit I:	Merger Sub 2 Certificate of Formation
Exhibit J	Merger Sub 2 LLC Operating Agreement
Exhibit K:	Accredited Investor Questionnaire
Exhibit L:	Parent Stock Incentive Plan
Exhibit M:	Company Charter Amendment
Schedules
Schedule 2.19(b):	Working Capital Accounting Policies

Annex A-iv

AGREEMENT AND PLAN OF MERGER

This Agreement and Plan of Merger (this “Agreement”), dated as of November 13, 2019, is entered into by and among ChaSerg Technology Acquisition Corp., a Delaware corporation (“Parent”), CS Merger Sub 1 Inc., a California corporation (“Merger Sub 1”), CS Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), Grid Dynamics International, Inc., a California corporation (“Company”) and Automated Systems Holdings Limited, a company incorporated in Bermuda with limited liability, solely in its capacity as representative of the Securityholders (the “Company Representative”). Parent, Merger Sub 1, Merger Sub 2, the Company and the Company Representative may each be referred to herein as a “Party” and, collectively, the “Parties.”

RECITALS

WHEREAS, each of Merger Sub 1 and Merger Sub 2 is a wholly-owned subsidiary of Parent;

WHEREAS, the parties intend that (i) Merger Sub 1 be merged with and into the Company, with the Company surviving the merger on the terms and subject to the conditions set forth herein (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, the Company be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth herein (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”);

WHEREAS, the board of directors of the Company (the “Company Board”) has (a)determined that this Agreement and the transactions contemplated hereby, including the Mergers, are in the best interests of the Company and its Shareholders, (b) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers, and (c) resolved to recommend adoption of this Agreement by the shareholders of the Company in accordance with the California General Corporation Law (as amended, the “CGCL”);

WHEREAS, the respective boards of directors or managers, as applicable, of Parent, Merger Sub 1 and Merger Sub 2 have (a) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are in the best interests of each of Parent, Merger Sub 1, Merger Sub 2 and their respective equityholders, and (b)approved and declared advisable this Agreement and the transactions contemplated hereby, including the Mergers;

WHEREAS, a portion of the Merger Consideration otherwise payable by Parent to the Securityholders of the Company in connection with the Mergers shall be placed in escrow by Parent as set forth herein, the release of which shall be contingent upon certain events and conditions, all as set forth in this Agreement and the accompanying Escrow Agreement;

WHEREAS, prior to the date hereof, ASL and BGV have entered into a Lock-Up Agreement with Parent, in the form attached as Exhibit A hereto (the “Lock-Up Agreement”), with respect to their shares of Parent Common Stock to be issued in connection with the Mergers;

WHEREAS, simultaneously with the Mergers and in consideration thereof, (i) Parent and ASL will enter into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) in the form attached as Exhibit B hereto, which will amend and restate that certain Registration Rights Agreement, dated as of October 4, 2018, by and among Parent, Sponsor, Cantor Fitzgerald & Co. and the other parties thereto and (ii) Parent and each Person that holds at least 15,000 Shares as of immediately prior to the Closing will enter into a Lock-Up Agreement with respect to their shares of Parent Common Stock.

WHEREAS, prior to the date hereof, each of ASL, BGV, Teamsun HK and the Teamsun Affiliate have each delivered to the Parent voting and support agreements in the forms attached as Exhibit C-1, Exhibit C-2 and Exhibit C-3 hereto (the “ASL Voting Agreement”, the “BGV Voting Agreement”, the “Teamsun Voting Agreement” and the “Teamsun Affiliate Voting Agreement”, respectively, and collectively, the “Voting Agreements”). Pursuant to the ASL Voting Agreement, ASL has agreed, among other things, (i) to vote its Shares, by written consent, held directly or indirectly by it, in favor of adoption of this Agreement and approval of the Mergers and the other transactions contemplated hereby, (ii) not to transfer, and to cause any of its subsidiaries not to transfer, any Shares held by such entity from the date hereof until the Effective Time, (iii) to use reasonable best efforts to obtain any required approvals of its respective equityholders to the Mergers and the other transactions contemplated thereby, and (iv) to use reasonable best efforts to obtain any required regulatory approvals including, without limitation, HKSE Approval and SHSE Approval to the Mergers and the other transactions contemplated by this Agreement. Pursuant to the Teamsun Voting Agreement, Teamsun HK has agreed, among other things, (i) to vote its capital stock of ASL, held directly

Annex A-1

or indirectly by it, in favor of adoption of this Agreement and approval of the Mergers and the other transactions contemplated hereby, (ii) not to transfer any of its capital stock of ASL from the date hereof until the Effective Time, and (iii) to use reasonable best efforts to obtain any required approvals of its respective equityholders to the Mergers and the other transactions contemplated thereby. Pursuant to the Teamsun Affiliate Voting Agreement, the Teamsun Affiliate has agreed, among other things, (i) to vote its capital stock of Teamsun, held directly or indirectly by it, in favor of adoption of this Agreement and approval of the Mergers and the other transactions contemplated hereby and (ii) not to transfer any of its capital stock of Teamsun from the date hereof until the Effective Time.

WHEREAS, as a condition and inducement to Parent’s willingness to enter into this Agreement, each of the Sponsor, BGV, GDB International Investment Limited, a British Virgin Islands corporation and a wholly-owned subsidiary of ASL, GDD International Holding Company, a Delaware corporation and a wholly-owned subsidiary of GDB, the Key Executives, ASL and Parent will enter into a Stockholders’ Agreement dated as of the date of this Agreement and effective as of the Closing in the form attached hereto as Exhibit D (the “Stockholders’ Agreement”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement, and as a condition and inducement to Parent’s willingness to enter into this Agreement, each of the Key Executives and each of the Key Employees are entering into employment agreements with Company, to become effective upon the Effective Time, and will be assumed by Parent at the Effective Time, in the form attached hereto as Exhibit E between such Key Employee or Key Executive and Parent and providing for, among other things, non-competition agreements and other customary restrictive covenants (the “Employment Agreements”).

WHEREAS, as promptly as practicable, and in any event within two (2) Business Days, following the execution and delivery of this Agreement and the requisite vote of the shareholders of ASL, certain holders of Company Common Stock and Company Preferred Stock holding sufficient type and number of shares of Company Common Stock and Company Preferred Stock to adopt this Agreement and approve the Mergers under the CGCL, DGCL and the DLLCA, as applicable, and the Company Charter Documents will execute and deliver to the Company, and the Company shall thereafter deliver to Parent, an accurate and complete copy of a written consent which will constitute the Requisite Company Vote;

WHEREAS, it is intended that the Mergers are integrated steps in the transaction contemplated by this Agreement and will together qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Article I.
Definitions

The following terms have the meanings specified or referred to in this Article I:

“Accounting Policies” has the meaning set forth in Section 2.19(b).

“Acquisition Proposal” has the meaning set forth in Section 5.05(a).

“Action” means any claim, action, cause of action, complaint, demand, lawsuit, arbitration, inquiry, audit, examination, notice of violation, proceeding, litigation, citation, summons, subpoena, investigation or other similar dispute of any nature, civil, criminal, administrative, regulatory or otherwise, whether at law or in equity, in each case by or before a Governmental Entity.

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Annex A-2

“Aggregate Exercise Price” means the aggregate exercise price of the Cashed Out Portions of all Vested Company Options as of immediately prior to the Effective Time.

“Agreement” has the meaning set forth in the preamble.

“Allocation Certificate” has the meaning set forth in Section 2.21(a)(v).

“Amended Company Charter” has the meaning set forth in Section 3.05.

“Amended Parent Charter” means the Amended and Restated Certificate of Incorporation of Parent.

“Ancillary Documents” means the Escrow Agreement, Voting Agreements, A&R Registration Rights Agreement, the Lock-Up Agreements and letters of transmittal.

“Anti-Bribery Laws” means the anti-bribery provisions of the Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption and bribery laws and conventions (including, if applicable, the U.K. Bribery Act 2010, and any rules or regulations promulgated thereunder or other laws and regulations by other countries implementing the OECD Convention on Combating Bribery of Foreign Officials).

“ASL” means Automated Systems Holdings Limited, a company incorporated in Bermuda with limited liability.

“ASL Retention Bonuses” shall mean the retention payments contemplated in Section 5.10 of the Agreement and Plan of Merger, dated December 15, 2016, by and between the Company and ASL.

“ASL Voting Agreement” has the meaning set forth in the recitals.

“Associated Rights” has the meaning set forth in Section 10.16(a).

“Assumed Option” has the meaning set forth in Section 2.11(c).

“Assumed Portion” means, in respect of Company Options that are held by Continuing Service Providers, (i) the Assumed Portion Percentage multiplied by the aggregate Shares underlying each Vested Company Option that is outstanding and held by a Continuing Service Provider as of immediately prior to the Effective Time and (ii) all Shares underlying Unvested Company Options that are held by Continuing Service Providers and outstanding immediately prior to the Effective Time.

“Assumed Portion Percentage” means the quotient determined by dividing (i) the Per Share Stock Consideration Signing Value by (ii) (x) the Per Share Cash Consideration plus (y) the Per Share Stock Consideration Signing Value.

“Assumption Exchange Ratio” means the quotient determined by dividing (i) (x) the Per Share Stock Consideration Signing Value plus (y) the Per Share Cash Consideration, by (ii) the Parent Stock Signing Price, rounded to four decimal places.

“Audited Financial Statements” has the meaning set forth in Section 3.07.

“Available Parent Cash” has the meaning set forth in Section 5.21.

“Balance Sheet” has the meaning set forth in Section 3.07.

“Balance Sheet Date” has the meaning set forth in Section 3.07.

“Benefit Plan” has the meaning set forth in Section 3.20(a).

“BGV” means Benhamou Global Ventures.

“BGV Voting Agreement” has the meaning set forth in the recitals.

“Business Combination” has the meaning set forth in Article II of the Parent’s Organizational Documents.

“Business Day” means any day except Saturday, Sunday or any other day on which commercial banks located in San Francisco, California are authorized or required by Law to be closed for business.

“Cash Consideration” means $130,000,000.00 minus the Cash Consideration Reallocation Amount (if any).

Annex A-3

“Cash Consideration Reallocation Amount” equals (a) $13,500,000 multiplied by (b) (x) the Trust Account Balance at Signing minus the Available Parent Cash, divided by (y) 30% of the Trust Account Balance at Signing, provided that the Cash Consideration Reallocation Amount shall never be less than zero or greater than $13,500,000.

“Cashed Out Portion” means, in respect of each Vested Company Option outstanding as of immediately prior to the Effective Time, (i) if such Vested Company Option is held by a Continuing Service Provider, the Cashed Out Portion Percentage multiplied by the aggregate number of Shares underlying the Vested Company Option as of immediately prior to the Effective Time, and (ii) if such Vested Company Option is held by a Person other than a Continuing Service Provider, 100% of the Shares underlying the Vested Company Option as of immediately prior to the Effective Time.

“Cashed Out Portion Percentage” means 100% less the Assumed Portion Percentage.

“Certificate of Initial Merger” has the meaning set forth in Section 2.05(a).

“Certificate of Second Step Merger” has the meaning set forth in Section 2.05(b).

“Certificates of Merger” has the meaning set forth in Section 2.05(b).

“CGCL” has the meaning set forth in the recitals.

“Change in Control Payments” means any change in control, transaction bonus or similar compensatory payment (including any “double trigger” severance in which the consummation of the Mergers is the first trigger), by the Company or the Subsidiaries or increased compensatory cost payable by the Company or the Subsidiaries, which is payable in connection with or is triggered in whole or in part by the Mergers and other transactions contemplated by this Agreement (excluding payments pursuant to Section 2.10 and Section 2.11), including the employer portion of any payroll taxes owed with respect to such amounts, in each case; provided that if and to the extent the value of Parent Common Stock is directly or indirectly relevant to the determination of the amount of any Change in Control Payment, solely for purposes of this definition, such determination shall be made based on the Parent Stock Signing Price.

“Closing” has the meaning set forth in Section 2.03.

“Closing Date” has the meaning set forth in Section 2.03.

“Closing Filing” has the meaning set forth in Section 5.12(b).

“Closing Indebtedness” means the aggregate amount of all Indebtedness determined as of 11:59 pm Pacific Time on the day immediately prior to the Closing Date.

“Closing Indebtedness Certificate” means a certificate executed by the Vice President of Finance of the Company certifying on behalf of the Company an itemized list of (i) all outstanding Indebtedness determined as of 11:59 pm Pacific Time on the day immediately prior to the Closing Date, (ii)the Person to whom any outstanding Indebtedness is owed, and (iii) an aggregate total of such outstanding Indebtedness.

“Closing Merger Consideration” means (i) the Cash Consideration, plus (ii)(x) the Share Consideration, minus (y) the Post-Closing Adjustment Escrow Shares.

“Closing Option Consideration” has the meaning set forth in Section 2.11(b).

“Closing Press Release” has the meaning set forth in Section 5.12(b).

“Closing Statement” has the meaning set forth in Section 2.19(c)(i).

“Closing Statement Review Period” has the meaning set forth in Section 2.19(d)(i).

“Closing Working Capital” means: (a) the Current Assets of the Company, less (b) the Current Liabilities of the Company, determined as of 11:59 pm Pacific Time on the day immediately preceding the Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning set forth in the preamble.

“Company Board” has the meaning set forth in the recitals.

Annex A-4

“Company Board Recommendation” has the meaning set forth in Section 3.02(b).

“Company Charter Documents” has the meaning set forth in Section 3.03.

“Company Common Stock” means the common stock of the Company.

“Company D&O Tail Policy” has the meaning set forth in Section 5.10(d).

“Company Data” has the meaning set forth in Section 3.13(u).

“Company Employee” has the meaning set forth in Section 5.16(a).

“Company IP” means any and all Intellectual Property Rights and Intellectual Property that, as of the date of this Agreement, are owned by or exclusively licensed to, or purported to be owned by or exclusively licensed to, the Company.

“Company IP Contract” means any Contract to which the Company is or was a party or by which the Company is or was bound, that contains any assignment or license of, or any covenant not to assert or enforce, any Company IP.

“Company M&A Fund” means the proceeds from the $15,000,000 raised by the Company on or around May 3, 2019 in contemplation of financing mergers and acquisition activities of the Company.

“Company M&A Fund Cash Amount” means the amount of cash remaining in the Company M&A Fund as of 11:59 PM Pacific Time on the date immediately preceding the Closing Date, it being understood that any amounts incurred in respect of Specified Acquisitions, including all any Specified Acquisition Expenses, shall reduce the Company M&A Fund Cash Amount and not Excess Cash.

“Company Option” means any option to purchase shares of Company Common Stock (whether or not vested) granted by the Company under the Company Stock Incentive Plan that is outstanding as of immediately prior to the Effective Time.

“Company Preferred Stock” means the Series A Preferred Stock of the Company.

“Company Privacy Policies” means each privacy policy or agreement to which the Company is a party or is bound by, including any privacy policy or agreement relating to: (i) the privacy of users of any Company Product, or any website or service operated by or on behalf of the Company; (ii) the collection, storage, hosting, use, disclosure, transmission, transfer, or disposal of any Personal Data by the Company; or (iii) information about individuals who are employees or independent contractors of the Company.

“Company Product” means each product or service owned, made, licensed or sold by or on behalf of the Company to third parties as of the date of this Agreement or at any time during the two (2) years before the date of this Agreement, and any product or service that as of the date of this Agreement is under development by or for the Company, or that the Company as of the date of this Agreement intends to develop, make, distribute, sell or license to third parties.

“Company Registered IP” means any Registered IP that, as of the date of this Agreement, is owned, registered or filed by, or issued to, the Company.

“Company Representative” has the meaning set forth in the preamble.

“Company Representative Losses” has the meaning set forth in Section 10.02(c).

“Company Stock Incentive Plan” means the Grid Dynamics International, Inc. 2018 Stock Incentive Plan.

“Company Systems” means any information technology or computer system (including software, hardware, equipment, databases, and telecommunications infrastructure) for the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of electronic or other data and information, in each case, that are used in the conduct of the Company’s business (including any Company web site).

“Continuing Service Provider” means an employee or independent contractor of the Company or its Subsidiaries who continues his or her employment or services with the Surviving Company, Parent or a controlled Affiliate thereof at the Effective Time.

Annex A-5

“Contract” means any contract, lease, deed, mortgage, indenture, license, covenant, plan, undertaking, insurance policy or other agreement instrument arrangement, understanding, commitment, joint venture, permit, concession, franchise, license or obligation, whether written or oral, that is currently in effect and legally binding.

“Current Assets” means all current assets of the Company and its Subsidiaries, on a consolidated basis (but excluding assets acquired as part of or in connection with the Specified Acquisitions, the Excess Cash, the Company M&A Fund, and deferred Tax assets), which shall be calculated in accordance with US GAAP applied using the accounting methods, practices, principles, policies and procedures set forth on Schedule 2.19.

“Current Liabilities” means all current liabilities of the Company and its Subsidiaries, on a consolidated basis (but excluding liabilities acquired as part of or in connection with the Specified Acquisitions, the Indebtedness and deferred Tax liabilities), which shall be calculated in accordance with US GAAP applied using the accounting methods, practices, principles, policies and procedures set forth on Schedule 2.19; which, for the avoidance of doubt, will exclude any employer Taxes incurred by the Company or its Subsidiaries in connection with payments pursuant to Section 2.11.

“D&O Indemnification Obligations” has the meaning set forth in Section 5.10(a).

“D&O Indemnified Party” has the meaning set forth in Section 5.10(a).

“D&O Indemnifying Parties” has the meaning set forth in Section 5.10(b).

“DGCL” means the General Corporation Law of the State of Delaware, as amended.

“Direct Claim” has the meaning set forth in Section 8.04(c).

“Disclosure Schedules” means the schedules of disclosures to this Agreement delivered by the Company to Parent concurrently with the execution and delivery of this Agreement.

“Disputed Amounts” has the meaning set forth in Section 2.19(d)(iii).

“Dissenting Shares” has the meaning set forth in Section 2.12.

“DLLCA” means the Limited Liability Company Act of the State of Delaware, as amended.

“dollar” or “$” means the lawful currency of the United States.

“EBITDA” means earnings before income, taxes, depreciation and amortization.

“Effective Time” has the meaning set forth in Section 2.05(b).

“Employment Agreements” has the meaning set forth in the recitals.

“Encumbrance” means any charge, claim, community property interest, pledge, condition, equitable interest, lien (statutory or other), option, security interest, mortgage, easement, encroachment, right of way, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership, but, in each case which are legally binding.

“Enforceability Exceptions” means enforcement may be affected by Laws related to bankruptcy, reorganization, insolvency and creditor’s rights and by the availability of injunctive relief, specific performance and other equitable remedies.

“Environmental Claim” means any Action, Governmental Order, Lien, fine, penalty, or, as to each, any settlement or judgment arising therefrom, by or from any Person alleging liability of whatever kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resources damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of or resulting from: (a) the presence of, Release of, or exposure to, any Hazardous Materials; or (b) any actual or alleged noncompliance with any Environmental Law or term or condition of any Environmental Permit.

“Environmental Law” means any applicable Law, and any Governmental Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources,

Annex A-6

endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“Environmental Notice” means any written directive, notice of violation or infraction, or notice respecting any Environmental Claim relating to actual or alleged noncompliance with any Environmental Law or any term or condition of any Environmental Permit.

“Environmental Permit” means any Permit, letter, clearance, consent, waiver, closure, exemption, decision or other action required under or issued, granted, given, authorized by or made pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“ERISA Affiliate” means all employers (whether or not incorporated) that would be treated together with the Company or any of the Subsidiaries as a “single employer” within the meaning of Section 414 of the Code.

“Escrow Agent” means Continental Stock Transfer & Trust Company, a New York corporation.

“Escrow Agreement” means the Escrow Agreement to be entered into by Parent, Company Representative and the Escrow Agent at the Closing, in the form attached hereto as Exhibit F.

“Estimated Closing Adjustment” has the meaning set forth in Section 2.19(b)(ii).

“Estimated Closing Statement” has the meaning set forth in Section 2.19(b)(i).

“Estimated Performance Target” has the meaning set forth in Section 2.19(a)(i).

“Estimated Share Consideration Adjustment Amount Value” has the meaning set forth in Section 2.19(b)(i).

“Excess Cash” means, without duplication, an aggregate amount equal to all cash on hand and cash equivalents of the Company and its Subsidiaries, including cash in the Company’s and the Subsidiaries’ bank and lock box accounts (including cash resulting from the clearance of checks deposited prior to the Closing Date, whether or not such clearance occurs before, on or after the Closing Date, net of all “cut” but uncashed checks outstanding) and the fair market value of all Marketable Securities owned by the Company and its Subsidiaries, determined as of 11:59 pm Pacific Time on the day immediately prior to the Closing Date. For purposes of calculation, “Excess Cash” shall (i) exclude (A) all cash and similar deposits and sureties held by third parties for the benefit of or as security for any obligation of the Company and the Subsidiaries, in each case as of the Closing Date and (B) the Company M&A Fund Cash Amount, (ii) be positively adjusted for any amounts previously paid in respect of Transaction Expenses, (iii) be positively adjusted for the amount of the Aggregate Exercise Price solely to the extent necessary to cause Excess Cash to equal $29 million, (iv) be negatively adjusted for any Unpaid Bonus Amounts, and (v) not be adjusted for any amounts incurred in respect of Specified Acquisitions, which shall instead reduce the Company M&A Fund Cash Amount.

“Excess Cash Adjustment Amount” means the sum of Excess Cash and the Company M&A Fund Cash Amount.

“Excess Cash Shortfall” shall mean the amount, if any, by which the Target Excess Cash is greater than the Excess Cash Adjustment Amount, provided that the “Excess Cash Shortfall” shall in no event exceed $15,000,000 (it being understood that if Excess Cash Adjustment Amount is equal to the Target Excess Cash, the “Excess Cash Shortfall” shall be $0).

Annex A-7

“Excess Cash Surplus” shall mean the amount, if any, by which the Excess Cash Adjustment Amount is greater than the Target Excess Cash; provided that the “Excess Cash Surplus” shall in no event exceed $15,000,000 (it being understood that if Excess Cash Adjustment Amount is equal to the Target Excess Cash, the “Excess Cash Surplus” shall be $0).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agent” means an exchange agent of national standing to be mutually agreed to by Parent and the Company prior to the Closing.

“Exchange Agent Agreement” means the Exchange Agent Agreement to be entered into by Parent, the Exchange Agent and the other parties thereto at the Closing.

“Export Approvals” has the meaning set forth in Section 3.25(a).

“Federal Securities Laws” has the meaning set forth in Section 5.14.

“Final Share Consideration Adjustment Amount Value” has the meaning set forth in Section 2.19(c)(i).

“FIRPTA Statement” has the meaning set forth in Section 6.07.

“Foreign Plan” has the meaning set forth in Section 3.20(m).

“Fraud” means knowing and actual fraud or willful misconduct.

“Fully Diluted Share Number” means (a) the aggregate number of Shares outstanding immediately prior to the Effective Time (other than Shares owned by the Company which are to be cancelled and retired in accordance with Section 2.10(a)), on a converted to Company Common Stock basis, plus (b) the aggregate number of Shares underlying all Company Options as of immediately prior to the Effective Time. The “Fully Diluted Share Number” shall exclude the aggregate number of Shares underlying any Unvested Company Options.

“Fundamental Representations” means the representations and warranties of the Company contained in Section 3.01 (Organization and Qualification), Section 3.02(a) (Authority), Section 3.04 (Capitalization), Section 3.22 (Taxes) and Section 3.27 (Brokers).

“Government Contracts” has the meaning set forth in Section 3.10(a)(viii).

“Governmental Entity” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; or (c) intergovernmental, governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, commission, instrumentality, official, organization, unit, body or entity and any arbitrator, court or other tribunal).

“Governmental Order” means any Order entered by or with any Governmental Entity.

“Hazardous Materials” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or manmade, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls.

“HKSE Approval” means approval of the Mergers by The Stock Exchange of Hong Kong Limited.

“HSR Approval” means approval of applicable Governmental Entities pursuant to the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, or other applicable antitrust laws.

“Indebtedness” means, without duplication and with respect to the Company, all (a)indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services; (c) long- or short-term obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations under capitalized leases; (e)

Annex A-8

obligations secured by assets of the Company; (f) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (g) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions; (h) Securityholders’ portion of Transfer Taxes, to the extent payable by the Company or Parent under Legal Requirements; (i) guarantees made by the Company on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (h); and (j) any unpaid interest, obligations, liabilities, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (i), but excluding (i) Transfer Taxes, except as described in clause (h) of this definition, (ii) Current Liabilities taken into account in the calculation of Closing Working Capital, (iii) any Transaction Expenses, and (iv) any outstanding Indebtedness of a Person acquired by the Company as a Specified Acquisition.

“Indemnification Date” has the meaning set forth in Section 8.01.

“Indemnified Party” has the meaning set forth in Section 8.04.

“Indemnifying Party” has the meaning set forth in Section 8.04.

“Independent Accountant” has the meaning set forth in Section 2.19(d)(iii).

“Initial Merger” has the meaning set forth in the recitals.

“Insurance Policies” has the meaning set forth in Section 3.16.

“Intellectual Property” means algorithms, APIs, databases, data collections, diagrams, formulae, inventions (whether or not patentable), know-how, logos, designs, marks (including brand names, product names, logos and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, software, software code (in any form, including source code and executable or object code), subroutines, techniques, user interfaces, URLs, web sites, works of authorship (including written, audio and visual materials) and other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing).

“Intellectual Property Rights” means any and all of the following and all rights in, arising out of, or associated therewith, throughout the world: (i) patents, utility models, and applications therefor and all reissues, divisions, re-examinations, renewals, extensions, provisionals, continuations and continuations-in-part thereof and equivalent or similar rights in inventions and discoveries anywhere in the world, including invention disclosures (“Patents”), (ii) common law and statutory rights associated with trade secrets, confidential and proprietary information and know-how, (iii)industrial designs and any registrations and applications therefor, (iv) trade names, logos, trade dress, trademarks and service marks, trademark and service mark registrations, trademark and service mark applications (and any and all goodwill associated with and symbolized by such trade names, logos, trade dress, trademarks and service marks), (v) Internet domain name applications and registrations, Internet and World Wide Web URLs or addresses, (vi) copyrights, copyright registrations and applications therefor and all other rights corresponding thereto, (vii) database rights, mask works, mask work registrations and applications therefor and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology, (viii) moral and economic rights of authors and inventors, however denominated, and (ix) any similar or equivalent rights to any of the foregoing, and all tangible embodiments of the foregoing.

“Intermediate Corporation” has the meaning set forth in Section 2.01.

“International Trade Laws” means all laws, regulations, and restrictive measures relating to the import, export, re-export, deemed export, deemed re-export, or transfer of information, data, goods, and technology, including but not limited to the Export Administration Regulations administered by the United States Department of Commerce, the International Traffic in Arms Regulations administered by the United States Department of State, customs and import laws administered by United States Customs and Border Protection, any other export or import controls administered by an agency of the United States government, the anti-boycott regulations administered by the United States Department of Commerce and the United States Department of the Treasury, and other laws adopted by the governments or agencies of other countries relating to the same subject matter as the United States laws and regulations described above.

Annex A-9

“Key Employees” means Vadim Kozyrkov, Yury Gryzlov, Vasily Sizov, Igor Yagovoy, Stan Klimoff, Rahul Bindlish, Max Martynov, Ratmir Panov and Barbara Salazar.

“Key Executives” means Leonard Livschitz and Victoria Livschitz.

“Knowledge” or “Known” means, with respect to the Company, the actual knowledge, following reasonable inquiry of direct reports, of Leonard Livschitz, Stan Klimoff, Yury Gryzlov and Victoria Livschitz.

“Law” means any statute, law, ordinance, regulation, rule, code, Order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any Governmental Entity.

“Legal Requirement” means any applicable U.S. or non-U.S. federal, state, local or other constitution, law, statute, ordinance, rule, regulation, published administrative position, policy or principle of common law, or any Order, in any case issued, enacted, adopted, promulgated, implemented or otherwise put into legal effect by or under the authority of any Governmental Entity.

“Letter of Transmittal” has the meaning set forth in Section 2.13(b).

“Liabilities” has the meaning set forth in Section 3.08.

“Licensed IP” means (a) all Intellectual Property Rights and Intellectual Property incorporated into, or used in the development, delivery, hosting or distribution of, the Company Products; and (b) all other Intellectual Property Rights and Intellectual Property used or held for use in the conduct of the business of the Company, as currently conducted and as currently proposed to be conducted by the Company, in the case of each of (a) or (b), that are not owned by, or purported to be owned by, the Company, and instead have been licensed to the Company (whether or not currently exercisable) or pursuant to which the Company has been granted any covenant not to sue or consent with respect to any Intellectual Property or Intellectual Property Rights that are not owned by the Company.

“Licensed IP Contract” means any Contract to which the Company is or was a party or by which the Company is or was bound, pursuant to which the Company is granted a license, covenant not to sue, or other rights with respect to Licensed IP.

“Lien” means any lien, pledge, charge, claim, mortgage, assessment, claim, hypothecation, right of first refusal, preemptive right, easement, covenant, right of way, servitude, transfer restriction, security interest or other encumbrance of any kind or character whatsoever, so long as, in each case, it is legally binding.

“Lock-Up Agreement” has the meaning set forth in the recitals.

“Losses” means losses, damages, liabilities, deficiencies, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder and the cost of pursuing any insurance providers; provided, however, that “Losses” shall be subject to the limitations set forth in Section 8.03(f).

“Lost Stock Affidavit” has the meaning set forth in Section 2.18.

“Made Available” means that the Company has posted such materials to the Google Drive virtual data room and made available to Parent and its representatives during the negotiation of this Agreement, but only if so posted and made available on or prior to the date that is three (3) Business Days prior to the date of this Agreement.

“Majority Holders” has the meaning set forth in Section 10.02(b).

“Marketable Securities” means any of the following forms of marketable securities of the Company and its Subsidiaries: (i) direct obligations of the United Sates government, (ii) money market deposit accounts with United States banks with at least $1,000,000,000 in average total assets, (iii) investment grade bonds or (iv) funds investing in the securities described in (i) to (iii) herein, in each case, having daily liquidity.

“Material Adverse Effect” means any event, occurrence, fact, condition or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to (a) the business, results of operations, customer relationships, condition (financial or otherwise) or assets of the Company, or (b) the ability of the Company to consummate the transactions contemplated hereby on a timely basis, in each of (a) and (b) taken as a whole; provided, however, that in the case of clause (a), “Material Adverse Effect” shall not include any event, occurrence,

Annex A-10

fact, condition or change, directly attributable to: (i) general economic, global or political conditions; (ii) conditions generally affecting the industries in which the Company operates; (iii) any changes in financial or securities markets in general (including changes in credit, debt, financial and capital markets and interest rates); (iv) global, national or regional political conditions, including the outbreak or escalation of national or international hostilities, acts of terror or acts of war, sabotage or terrorism (whether or not declared) or military actions or any escalation or worsening of any hostilities, acts of war, sabotage or terrorism or military actions, pandemics, earthquakes, hurricanes, tornados or other natural disasters; (v)any action required by the terms of this Agreement or the Ancillary Documents or that Parent or a controlled Affiliate of Parent has expressly requested or expressly consented to; (vi) any changes or proposed changes in applicable Laws or accounting rules or interpretations thereof, including US GAAP, following the date hereof; (vii) the public announcement of the transactions contemplated by and parties to this Agreement, including any impact thereof on relationships, contractual or otherwise, with suppliers or employees (except to the extent constituting a breach of Section 3.03 (No Conflicts; Consents), or (viii) any failure by the Company to meet its internal projections or forecasts or revenue or earnings predictions for any period (but not any underlying cause thereof which may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur), provided further, however, that any event, occurrence, fact, condition or change referred to in clauses (i), (ii), (iii), (iv) or (vi) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent that such event, occurrence, fact, condition or change has a disproportionate effect on the Company compared to other participants in the industries in which the Company conducts its businesses.

“Material Contracts” has the meaning set forth in Section 3.10(a).

“Material Customers” has the meaning set forth in Section 3.15(a).

“Material Suppliers” has the meaning set forth in Section 3.15(a).

“Merger Consideration” means the Cash Consideration plus the Share Consideration.

“Merger Sub 1” has the meaning set forth in the preamble.

“Merger Sub 2” has the meaning set forth in the preamble.

“Mergers” has the meaning set forth in the recitals.

“Minimum Trust Amount” has the meaning set forth in Section 4.04.

“Notional Exercise Price” means the exercise price per share that is equal to the quotient determined by dividing (x) the exercise price per share at which such Assumed Option was exercisable immediately prior to the Effective Time by (y) the Notional Option Exchange Ratio (rounding such quotient up to the nearest whole cent).

“Notional Number of Options” means the number of shares of Parent Common Stock underlying each Assumed Option that is equal to the product of (x) the number of shares underlying the Assumed Option immediately prior to the Effective Time, multiplied by (y) the Notional Option Exchange Ratio (rounding the result down to the nearest whole share).

“Notional Option Exchange Ratio” shall mean (i) (x) the Per Share Stock Consideration multiplied by (y) the Parent Stock Closing Price, plus (ii) Per Share Cash Consideration, divided by the Parent Stock Closing Price, rounded to four decimal places.

“Open Source Software” has the meaning set forth in Section 3.13(r)(i).

“Order” means any order, judgment, injunction, ruling, edict or other decree, whether temporary, preliminary or permanent, enacted, issued, promulgated, enforced or entered by any Governmental Entity.

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement or similar organizational documents, in each case, as amended.

“Outside Date” means June 30, 2020.

“Parent” has the meaning set forth in the preamble.

Annex A-11

“Parent Common Stock” means the common stock of the Parent.

“Parent D&O Tail Policy” has the meaning set forth in Section 5.10(c).

“Parent Equity Incentive Plan” has the meaning set forth in Section 5.20(b).

“Parent Financials” has the meaning set forth in Section 4.09(b).

“Parent Group” has the meaning set forth in Section 10.16(a).

“Parent Indemnitees” has the meaning set forth in Section 8.02.

“Parent Preferred Shares” has the meaning set forth in Section 4.08(a).

“Parent Securities” has the meaning set forth in Section 4.08(a).

“Parent Special Meeting” has the meaning set forth in Section 5.20(b).

“Parent Stock Closing Price” equals the five (5) day closing trailing average trading price of a share of Parent Common Stock on the Nasdaq Capital Market ending one (1) Business Day prior to the Closing Date.

“Parent Stock Signing Price” means $10.19.

“Parent Warrants” has the meaning set forth in Section 4.08(b).

“Per Option Consideration” means the sum of (i) the Per Share Cash Consideration, plus (ii) the Per Share Stock Consideration Closing Value.

“Per Share Cash Consideration” means (i) the Cash Consideration, divided by (ii) the Fully Diluted Share Number.

“Per Share Stock Consideration” means (i) the Share Consideration, divided by (ii) the Fully Diluted Share Number.

“Per Share Stock Consideration Closing Value” means the product of (i) the Per Share Stock Consideration multiplied by (ii) the Parent Stock Closing Price.

“Per Share Stock Consideration Signing Value” means the product of (i) the Per Share Stock Consideration multiplied by (ii) the Parent Stock Signing Price.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

“Permitted Encumbrances” has the meaning set forth in Section 3.11(a).

“Person” means an individual or entity, including without limitation a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Entity (or any department, agency, or political subdivision thereof).

“Personal Data,” for the purpose of this Agreement, means any information that relates to an identified or identifiable individual or device data or that identifies or can be used to identify individuals either alone or in combination with other information, including name, street address, telephone number, e-mail address, user name and password, photograph, government-issued identifier (including Social Security number, tax identification number, driver’s license number or passport number), credit card number, bank information, or customer or account number, biometric identifiers or any other piece of information used or intended to be used to identify, contact, or precisely locate an individual.

“Post-Closing Adjustment” has the meaning set forth in Section 2.19(c)(ii).

“Post-Closing Adjustment Distribution” has the meaning set forth in Section 2.19(e)(ii).

“Post-Closing Adjustment Escrow Shares” means 857,143 shares of Parent Common Stock.

“Post-Closing Adjustment Escrow Shares Fund” has the meaning set forth in Section 2.14.

Annex A-12

“Post-Closing Board” means the Board of Directors of Parent immediately following the Closing.

“Post-Closing Tax Period” means any taxable period beginning after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period after the Closing Date.

“Post-Exchange Spread” means the product of (x) the Parent Stock Closing Price less the Notional Exercise Price multiplied by (y) the Notional Number of Options.

“Pre-Closing Period” has the meaning set forth in Section 5.01.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on the Closing Date.

“Privacy Contracts” has the meaning set forth in Section 3.13(t).

“Privacy Legal Requirement” means all applicable Legal Requirements relating to privacy, data protection and data security, including with respect to the collection, storage, transmission, transfer (including cross-border transfers), disclosure, use, retention and disposal of Personal Data (including Personal Data of employees, contractors and third parties).

“Pro Rata Share” means, with respect to any Securityholder, the value (using the Parent Stock Signing Price to value the Share Consideration) of the Merger Consideration paid and issued to such Securityholder at the Closing pursuant to Section 2.10 and Section 2.11, divided by the value of the total Merger Consideration (using the Parent Stock Signing Price to value the Share Consideration) paid and issued to all Securityholders at the Closing pursuant to Section 2.10 and Section 2.11. For purposes of such calculation, any Merger Consideration attributable to any Assumed Option shall be excluded and the Pro Rata Share attributable to any Assumed Option shall be zero.

“Prospectus” has the meaning set forth in Section 10.01.

“Protected Communication” has the meaning set forth in Section 10.16(a).

“Proxy Effectiveness” has the meaning set forth in Section 5.20(g).

“Proxy Statement” has the meaning set forth in Section 5.20(a).

“Public Certifications” has the meaning set forth in Section 4.09(a).

“Qualified Benefit Plan” has the meaning set forth in Section 3.20(c).

“QuickBooks Interim Financial Statements Reports” has the meaning set forth in Section 3.07.

“R&W Insurance Policy” means that certain representations and warranties insurance policy issued by Euclid Transactional, LLC.

“Real Property” means the real property owned, leased or subleased by the Company, together with all buildings, structures and facilities located thereon.

“Redemption” has the meaning set forth in Section 5.20(a).

“Registered IP” means all Intellectual Property Rights that are registered, filed, or issued under the authority of, with or by any Governmental Entity (or other registrar with respect to domain names and the like), including all Patents, registered copyrights and registered trademarks, business names and domain names and all applications for any of the foregoing.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, abandonment, disposing or allowing to escape or migrate into or through the environment (including, without limitation, ambient air (indoor or outdoor), surface water, groundwater, land surface or subsurface strata or within any building, structure, facility or fixture).

“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person that are acting at the direction of or with the approval of such Person.

Annex A-13

“Required Approval Matters” has the meaning set forth in Section 5.20(b).

“Required Parent Stockholder Approval” has the meaning set forth in Section 7.01(b).

“Requisite 280G Vote” has the meaning set forth in Section 5.17.

“Requisite Company Vote” has the meaning set forth in Section 3.02(a).

“Resolution Period” has the meaning set forth in Section 2.19(d)(ii).

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws (at the time of this Agreement, the Crimea region, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” means: (i) any Person identified in any sanctions-related list of designated persons maintained by (a) the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security, or the United States Department of State; (b) Her Majesty’s Treasury of the United Kingdom; (c) any committee of the United Nations Security Council; or (d) the European Union; (ii) any Person located, organized, or resident in, organized in, or a Governmental Entity or government instrumentality of, any Sanctioned Country; and (iii) any Person directly or indirectly owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii), either individually or in the aggregate.

“Sanctions Laws” means those trade, economic and financial sanctions laws, orders, regulations, embargoes and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury’s Office of Foreign Assets Control), (ii) the European Union and enforced by its member states, (iii) the United Nations, or (iv) Her Majesty’s Treasury of the United Kingdom.

“SEC” means the U.S. Securities and Exchange Commission.

“SEC Reports” has the meaning set forth in Section 4.09(a).

“Second Step Merger” has the meaning set forth in the recitals.

“Securities Act” means the Securities Act of 1933, as amended.

“Securityholder” means a holder of Shares and/or Company Options.

“Settlement Offer” has the meaning set forth in Section 8.04(b).

“Share Certificate” has the meaning set forth in Section 2.13(a).

“Share Consideration” means (a) 25,523,810 shares of Parent Common Stock plus or minus (b) the Estimated Closing Adjustment (or, when finalized, the Final Closing Adjustment).

“Share Consideration Adjustment Amount Value” means zero (0), (a) plus the Working Capital Surplus (if any) or minus Working Capital Shortfall (if any), as applicable, minus (b) Closing Indebtedness, (c) plus the Excess Cash Surplus (if any) or minus the Excess Cash Shortfall (if any), as applicable, minus (d) the Target Performance Stock Consideration Adjustment (which calculation shall be made as of 11:59 pm Pacific Time on the day immediately preceding the Closing Date), plus (e) the Cash Consideration Reallocation Amount (if any).

“Shareholder” means a holder of Shares or, when referenced at any time after the Effective Time, the former holder of Shares immediately prior to the Effective Time.

“Shareholder Pro Rata Share” means with respect to any Shareholder, such Person’s ownership of Shares of the Company as of immediately prior to the Effective Time, determined by dividing (a)the sum of the number of Shares owned of record by such Person as of immediately prior to the Effective Time by (b) the aggregate number of Shares outstanding immediately prior to the Effective Time (excluding (i) Shares owned by Parent, Merger Sub 1, Merger Sub 2 or the Company which are to be cancelled and retired in accordance with Section 2.10(a) and (ii) for the avoidance of doubt, Shares underlying Company Options), on a converted to Company Common Stock basis.

Annex A-14

“Shares” means all issued and outstanding shares of Company Common Stock immediately prior to the Effective Time, including shares of Company Common Stock issued upon the conversion of all shares of Company Preferred Stock effected in connection with the Closing pursuant to the Company Charter Documents.

“SHSE Approval” means approval of the Mergers by Shanghai Stock Exchange.

“Signing Filing” has the meaning set forth in Section 5.12(b).

“Signing Press Release” has the meaning set forth in Section 5.12(b).

“SOX” means the Sarbanes-Oxley Act of 2002, as amended.

“Specified Acquisitions” means, with respect to the Company and its Subsidiaries, acquisitions by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof that are entered into or consummated prior to the Closing and that have an up-front purchase price, together with any Specified Acquisition Expenses, of less than the funds then remaining in the Company M&A Fund.

“Specified Acquisition Expenses” means any fees and expenses (including fees and expenses of accountants, counsel, investment banks and other advisors and consultants) incurred by or on behalf of the Company or any controlled Affiliate of the Company, or for which the Company or any such Affiliate is otherwise liable, at or prior to the Closing in connection with the preparation, negotiation and execution of any Specified Acquisition. For the avoidance of doubt, Specified Acquisition Expenses shall not include any amounts paid or payable as purchase price or other consideration in connection with the Specified Acquisition.

“Sponsor” means ChaSerg Technology Sponsor LLC, a Delaware limited liability company.

“Sponsor Designated Directors” means the two directors designated by the Sponsor for appointment to the Post-Closing Board.

“Standard Form IP Contract” means each standard form of Company IP Contract used by the Company at any time, including each standard form of: (i) license and/or service agreement; (ii) development agreement; (iii) distributor, reseller or affiliate agreement; (iv) employee agreement containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; (v) professional services, outsourced development, consulting, or independent contractor agreement containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; and (vi) confidentiality or nondisclosure agreement.

“Standard Vendor Contract” means a Contract that meets all of the following conditions: (i) such Contract grants to the Company a non-exclusive license to download or use generally commercially available, non-customized software, in object code form only, or a nonexclusive right to access and use the functionality of such software on a hosted or “software-as-a-service” basis (and does not include any other licenses to Intellectual Property except licenses to either party’s trademark for inclusion on customer lists or use in the provision of services); (ii) the software licensed or made available under such Contract is not included, incorporated or embedded in, linked to, combined or distributed with, any Company Product; (iii) the Contract does not require the Company to pay any license fee, subscription fee, service fee or other amount except for a one-time license fee of no more than $10,000 or ongoing subscription or service fees of no more than $5,000 per year; and (iv) the Contract is not a license for Open Source Software.

“Standards Organizations” has the meaning set forth in Section 3.13(g)(viii).

“Statement of Objections” has the meaning set forth in Section 2.19(d)(ii).

“Stockholders’ Agreement” has the meaning set forth in the recitals.

“Straddle Period” has the meaning set forth in Section 6.05.

“Subsidiary” or “Subsidiaries” means any and all subsidiaries of the Company, including but not limited to the subsidiaries listed in Section 3.01(b) of the Disclosure Schedules.

“Surviving Company” has the meaning set forth in Section 2.02.

“Target Excess Cash” means $29,000,000.

Annex A-15

“Target Performance Stock Consideration Adjustment” has the meaning set forth in Section 2.19(a)(ii).

“Target Working Capital” means $10,000,000.

“Tax Law” means a Law related to Taxes.

“Tax Matter” has the meaning set forth in Section 6.08.

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, filed or required to be filed with any Taxing Authority.

“Taxes” means all federal, state, local, foreign and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, or other taxes, duties or fees, assessments or charges in the nature of taxes, of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties.

“Taxing Authority” means any Governmental Entity having jurisdiction over the assessment, determination, collection or other imposition of any Tax.

“Teamsun” means Beijing Teamsun Technology Co. Ltd., a company listed on the Shanghai Stock Exchange (stock code 600410), and its unified social credit code is 91110000633713190R.

“Teamsun Affiliate” means an individual who is the single largest shareholder (based on direct and beneficial ownership of voting securities) of Teamsun.

“Teamsun HK” means Teamsun Technology (HK) Limited, a company incorporated in Hong Kong with registered number 0895726 and registered office address at Room No. 907, 9th Floor, Tai Yau Building, No. 181 Johnston Road, Wanchai, Hong Kong.

“Third Party Claim” has the meaning set forth in Section 8.04(a).

“Transaction Expenses” means, with respect to the Company, (i) any fees and expenses (including fees and expenses of accountants, counsel, investment banks and other advisors and consultants) incurred by or on behalf of the Company or any controlled Affiliate of the Company, or for which the Company or any such Affiliate is otherwise liable, at or prior to the Closing in connection with the preparation, negotiation and execution of this Agreement and the Ancillary Documents, the performance and consummation of the Mergers and the other transactions contemplated hereby and thereby, including any fees, costs and expenses in connection with obtaining any of the approvals set forth on Schedule 2 or the requisite shareholder approval of Parent with respect to the Mergers or (ii) any Specified Acquisition Expenses.

“Transfer Taxes” has the meaning set forth in Section 6.01(b).

“Treasury Regulations” means any treasury regulations (including temporary regulations) promulgated by the United States Department of Treasury with respect to the Code, as amended.

“Trust Account” has the meaning set forth in Section 4.04.

“Trust Account Balance at Signing” means $223,915,741.

“Trust Agreement” has the meaning set forth in Section 4.04.

“Trustee” has the meaning set forth in Section 4.04.

“Unaffiliated Designated Directors” has the meaning set forth in Section 5.23.

“Undisputed Amounts” has the meaning set forth in Section 2.19(d)(iii).

“Union” has the meaning set forth in Section 3.21(b).

Annex A-16

“Unpaid Bonus Amounts” means the aggregate amount of all Change in Control Payments and ASL Retention Bonuses that remain unpaid as of immediately prior to the Closing.

“Unvested Company Option” means any Company Option (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time, after giving effect to any accelerated vesting in connection with the Closing.

“US GAAP” means United States generally accepted accounting principles in effect from time to time.

“Vested Company Option” means any Company Option (or portion thereof) that is outstanding and vested as of immediately prior to the Effective Time, after giving effect to any accelerated vesting in connection with the Closing.

“Voting Agreements” has the meaning set forth in the recitals.

“Working Capital Shortfall” means the amount by which the Target Working Capital is greater than the Closing Working Capital (it being understood that if Closing Working Capital is equal to the Target Working Capital, the “Working Capital Shortfall” shall be $0).

“Working Capital Surplus” means the amount by which the Closing Working Capital is greater than the Target Working Capital (it being understood that if Closing Working Capital is equal to the Target Working Capital, the “Working Capital Surplus” shall be $0).

Article II.
The Mergers

Section 2.01 The Initial Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CGCL and the Company’s organizational documents, immediately prior to the Effective Time, (i) Merger Sub 1 will merge with and into the Company, and (ii) the separate corporate existence of Merger Sub 1 will cease and the Company will continue its corporate existence as the surviving corporation in the Initial Merger (sometimes referred to herein as the “Intermediate Corporation”).

Section 2.02 The Second Step Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CGCL and the DLLCA, at the Effective Time and immediately following the Initial Merger, (i) the Intermediate Corporation will merge with and into Merger Sub 2, and (ii) the separate corporate existence of the Intermediate Corporation will cease and Merger Sub 2 will continue its limited liability company existence under the DLLCA as the surviving entity in the Second Step Merger (sometimes referred to herein as the “Surviving Company”). Following the Second Step Merger described in the preceding sentence, the Surviving Company shall change its name to be “Grid Dynamics International LLC”.

Section 2.03 Closing. Subject to the terms and conditions of this Agreement, the closing of the Mergers (the “Closing”) shall take place at the offices of Wilson Sonsini Goodrich & Rosati, P.C., on a date and at a time to be agreed upon by Parent and the Company, which date shall be no later than three (3) Business Days after the last of the conditions to Closing set forth in Article VII have been satisfied or waived (other than conditions which, by their nature, are to be satisfied on the Closing Date), or at such other time or on such other date or at such other place as the Company and Parent may mutually agree upon in writing (the day on which the Closing takes place being the “Closing Date”).

Section 2.04 Closing Deliverables.

(a) At or prior to the Closing, the Company shall have performed and delivered to Parent the following:

(i) the Escrow Agreement duly executed by the Company Representative;

(ii) executed resignations of the directors of the Company and officers of the Company pursuant to Section 5.08, in each case, as requested by Parent.

(iii) a certificate, dated as of the Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c) has been satisfied or waived in accordance with Section 7.02;

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(iv) a certificate of the Secretary of the Company certifying that (A) attached thereto are true and complete copies of (1) all resolutions adopted by the Company Board authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby and (2)resolutions of the Shareholders approving the Mergers and adopting this Agreement, and (B) all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby;

(v) good standing certificates (or their equivalents) from the secretary of state or similar Governmental Entity of the jurisdiction under the Laws in which the Company is organized as of a date no earlier than five (5) days prior to the Closing Date;

(vi) at least three (3) Business Days prior to the Closing, invoices and wiring instructions (as applicable) with respect to Transaction Expenses that are to be paid at the Closing;

(vii) Payoff letters in customary form satisfactory to Parent (specifying effectiveness and providing for a full release of Encumbrances upon receipt of payment) with respect to all third party Indebtedness for borrowed money listed in the Closing Indebtedness Certificate, executed by each of the Persons to whom such amounts are owed and certifying full satisfaction of any amounts due as of the Closing Date.

(viii) at least three (3) Business Days prior to the Closing, (x) the Closing Indebtedness Certificate, (y) the Estimated Closing Statement contemplated in Section 2.19(b) and (z) the Allocation Certificate contemplated in Section 2.21(a)(v);

(ix) the FIRPTA Statement;

(x) the A&R Registration Rights Agreement;

(xi) written irrevocable election executed by the requisite holders of Company Preferred Stock stating that, should a conversion of all Company Preferred Stock into Company Common Stock not be triggered automatically as a result of the Mergers, effective as of immediately prior to and conditional upon the Closing, all shares of Company Preferred Stock shall be automatically converted into Company Common Stock in accordance with the Company Charter Documents; and

(xii) the Lock-Up Agreements (to the extent not previously delivered to Parent).

(b) At or prior to the Closing, Parent shall deliver to the Company (or such other Person as may be specified herein) the following:

(i) the Escrow Agreement duly executed by Parent and the Escrow Agent;

(ii) the A&R Registration Rights Agreement duly executed by Parent;

(iii) (a) payment to the Exchange Agent by wire transfer of immediately available funds an amount equal to the Cash Consideration, minus the Closing Option Consideration and (b) transfer to the Exchange Agent the Share Consideration minus the Post-Closing Adjustment Escrow Shares;

(iv) payment to the Company by wire transfer of immediately available funds an amount equal to the Closing Option Consideration, to be used to pay each of the holders of Company Options in accordance with Section 2.11(b);

(v) transfer to the Escrow Agent the Post-Closing Adjustment Escrow Shares as set forth in Section 2.14;

(vi) payment to holders of outstanding Indebtedness, if any, by wire transfer of immediately available funds of the amount of money due and owing from the Company to such holder of outstanding Indebtedness as set forth on the Closing Indebtedness Certificate;

(vii) a certificate, dated the Closing Date and signed by a duly authorized officer of Parent, that each of the conditions set forth in Section 7.03(a) and Section 7.03(b) have been satisfied or waived in accordance with Section 7.03; and

(viii) a certificate of the Secretary or an Assistant Secretary (or equivalent officer) of Parent, Merger Sub 1 and Merger Sub 2 certifying that attached thereto are true and complete copies of all resolutions adopted by the

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board of directors of Parent, Merger Sub 1 and Merger Sub 2 authorizing the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby and thereby.

Section 2.05 Effective Time.

(a) Subject to the provisions of this Agreement, at the Closing, the Company, Parent, and Merger Sub 1 shall cause the Initial Merger to be consummated by causing a certificate of merger (the “Certificate of Initial Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of California in accordance with the relevant provisions of the CGCL and shall make all other filings or recordings required under the CGCL to effectuate the Initial Merger. The Initial Merger shall become effective simultaneously at such time as the Certificate of Initial Merger has been duly filed with the Secretary of State of the State of California or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Initial Merger (the “Effective Time”).

(b) Promptly after the Effective Time, but in all cases on the Closing Date, Parent, the Intermediate Corporation and Merger Sub 2 shall cause the Second Step Merger to be consummated by causing a certificate of merger (the “Certificate of Second Step Merger” and, together with the Certificate of Initial Merger, the “Certificates of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of California and Secretary of State of the State of Delaware in accordance with the applicable provisions of the CGCL and DLLCA, as applicable, and shall make all other filings or recordings required under the CGCL and DLLCA. The Second Step Merger shall become effective simultaneously at such time as the Certificate of Second Step Merger has been duly filed with each of the Secretary of State of the State of California and Secretary of State of the State of Delaware, or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Second Step Merger (the effective time of Second Step Merger, as the last of the Mergers, shall be referred to as the “Second Effective Time”).

Section 2.06 Effects of the Mergers.

(a) The Initial Merger shall have the effects set forth herein and in the applicable provisions of the CGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of each of the Company and Merger Sub 1 shall vest in the Intermediate Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Merger Sub 1 shall become the debts, liabilities, obligations, restrictions and duties of the Intermediate Corporation.

(b) The Second Step Merger shall have the effects set forth herein and in the applicable provisions of the CGCL and DLLCA, respectively. Without limiting the generality of the foregoing, and subject thereto, from and after the Second Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of each of the Intermediate Corporation and Merger Sub 2 shall vest in the Surviving Company, and all debts, liabilities, obligations, restrictions and duties of each of the Intermediate Corporation and Merger Sub 2 shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Company.

Section 2.07 Tax Treatment. The parties intend that, for U.S. federal income Tax purposes, the Mergers, taken together, constitute an integrated plan described in Rev. Rul. 2001-46, 2001-2 C.B. 321 and qualify as a “reorganization” within the meaning of Section 368 of the Code. This Agreement is intended to be, and is adopted as, a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury Regulations. Each party hereto shall cause all Tax Returns to be filed on the basis of treating the Mergers as a “reorganization” within the meaning of Section 368(a) of the Code unless otherwise required by applicable Law. None of the parties hereto shall take any action that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. The Company acknowledges that the Company and the holders of Company securities are relying solely on their own Tax advisors in connection with this Agreement, the Mergers and the other transactions and agreement contemplated hereby.

Section 2.08 Articles of Incorporation and Bylaws of the Intermediate Corporation; Certificate of Formation and Limited Liability Company Agreement of the Surviving Company.

(a) At the Effective Time, the articles of incorporation and bylaws of the Intermediate Corporation shall be amended and restated in their entirety in the forms attached hereto as Exhibit G and Exhibit H, respectively, until thereafter amended in accordance with the terms thereof and the CGCL.

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(b) At the Second Effective Time, the certificate of formation and limited liability company agreement of Merger Sub 2 as in effect immediately prior to the Second Effective Time, in the forms attached hereto as Exhibit I and Exhibit J, respectively shall be the certificate of formation and limited liability company agreement of the Surviving Company until thereafter amended in accordance with the terms thereof and the DLLCA, provided, however, that the name of the Surviving Company shall be changed to “Grid Dynamics International LLC”.

Section 2.09 Directors and Officers of the Intermediate Corporation and the Surviving Company.

(a) The directors and officers of Merger Sub 1, in each case, immediately prior to the Effective Time shall, from and after the Effective Time, be the directors and officers, respectively, of the Intermediate Corporation, in each case, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Intermediate Corporation.

(b) The directors and officers of the Intermediate Corporation, in each case, immediately prior to the Second Effective Time shall, from and after the Second Effective Time, be the directors and officers, respectively, of the Surviving Company, in each case, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of formation and limited liability company agreement of the Surviving Company.

Section 2.10 Effect of the Mergers on Shares. At the Effective Time, as a result of the Initial Merger and without any action on the part of Parent, Merger Sub 1, the Company, any Securityholder or any other Person:

(a) Cancellation of Certain Shares. All Shares that are owned by Parent, Merger Sub 1, Merger Sub 2 or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly owned Subsidiaries shall automatically be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor.

(b) Conversion of Shares. Each Share issued and outstanding immediately prior to the Effective Time (other than any Share to be cancelled and retired in accordance with Section 2.10(a), and any Dissenting Share, which shall be treated in the manner provided in Section 2.12) shall be cancelled and converted automatically into the right to receive, (i)(A) an amount in cash equal to the Per Share Cash Consideration and (B) a number of shares of Parent Common Stock equal to the Per Share Stock Consideration, less the holder’s Shareholder Pro Rata Share of the Post-Closing Adjustment Escrow Shares Fund in respect of such Share, and (ii) the holder’s Shareholder Pro Rata Share of any issuances that are made from the Post-Closing Adjustment Escrow Shares Fund, if and when payable according to the terms hereof and the Escrow Agreement and (iii) the holder’s Shareholder Pro Rata Share of any issuances that are made in connection with the Post-Closing Adjustment Distribution pursuant to Section 2.19(e)(ii), if and when payable according to the terms hereof.

(c) Conversion of Merger Sub 1 Capital Stock in the Initial Merger. Each share of common stock of Merger Sub 1 issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and nonassessable share of common stock of the Intermediate Corporation.

(d) Conversion of Intermediate Corporation Capital Stock in the Second Step Merger. Each share of common stock of the Intermediate Corporation issued and outstanding immediately prior to the Second Effective Time shall be converted into and become one newly issued, fully paid and nonassessable common membership units of the Surviving Company.

Section 2.11 Treatment of Company Options.

(a) At or prior to the Effective Time, the Company Board shall adopt all such resolutions and take all such actions necessary to cause the Company Stock Incentive Plan to terminate at or prior to the Effective Time.

(b) By virtue of the Mergers and without any action on the part of the holders thereof or any other Person, the Cashed Out Portion of each Company Option shall be cancelled immediately prior to the Effective Time and converted into the right to receive (i) an amount in cash equal to the product of (A) the number of Shares underlying the Cashed Out Portion of such Company Option as of immediately prior to the Effective Time, multiplied by (B) the amount by which the Per Option Consideration exceeds the Company Option’s exercise price per share (the “Closing Option Consideration”). The Company shall cause payment of the Closing Option Consideration to be made to the holder of

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such Company Option, if a current or former employee of the Company or a Subsidiary, through the payroll system of the relevant employer entity or, if not a current or former employee of the Company or a Subsidiary, through the Exchange Agent or Escrow Agent (as applicable) as soon as practicable following the Effective Time.

(c) By virtue of the Mergers and without any action on the part of the holders thereof or any other Person, the Assumed Portion of each Company Option shall be assumed by Parent and automatically converted into an option (each, an “Assumed Option”) to purchase shares of Parent Common Stock. Each Assumed Option will continue to be subject to substantially the same terms and conditions (including vesting and forfeiture) as applied to the Assumed Option immediately before the Effective Time, after giving effect to any accelerated vesting in connection with the Closing, except that (i) the number of shares of Parent Common Stock underlying each Assumed Option will equal the product of (x) the number of shares underlying the Assumed Option immediately prior to the Effective Time, multiplied by (y) the Assumption Exchange Ratio (rounding the result down to the nearest whole share) (“Post-Exchange Share Number”), (ii) the exercise price per share will equal the quotient determined by dividing (x) (A) the product of the Post-Exchange Share Number multiplied by the Parent Stock Closing Price less (B) the Post-Exchange Spread by (y) the Post-Exchange Share Number (rounding such quotient up to the nearest whole cent), and (iii) all references to the Company in the Company Stock Incentive Plan and the applicable stock option agreements will be references to Parent.

(d) Any portion of a Company Option that constitutes neither an Assumed Portion nor a Cashed Out Portion shall be cancelled immediately prior to the Effective Time for no consideration.

(e) All amounts payable pursuant to this Section 2.11 shall be subject to any applicable withholding Taxes.

(f) Prior to the Effective Time, the Company shall adopt such resolutions and take all other actions, including obtaining any consents, as are necessary to effect the treatment of the Company Options contemplated by this Section 2.11.

Section 2.12 Dissenting Shares. Notwithstanding any provision of this Agreement to the contrary, including Section 2.09, any Shares issued and outstanding immediately prior to the Effective Time (other than Shares cancelled in accordance with Section 2.10(a)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such Shares in accordance with Section 1300 of the CGCL (such Shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise loses such holder’s appraisal rights under the CGCL with respect to such Shares) shall not be converted into a right to receive a portion of the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 1300 of the CGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal pursuant to Section 1300 of the CGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 1300 of the CGCL, such Shares shall be treated as if they had been converted as of the Effective Time into the right to receive the portion of the Merger Consideration, if any, to which such holder is entitled pursuant to Section 2.10(b), without interest thereon. During the Pre-Closing Period, the Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of Shares, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the CGCL that relates to such demand, and Parent shall have the opportunity and right to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or otherwise required by applicable Legal Requirements, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

Section 2.13 Surrender and Payment.

(a) At the Effective Time, all Shares outstanding immediately prior to the Effective Time shall automatically be cancelled and retired and shall cease to exist, and, subject to Section 2.11, each holder of a certificate formerly representing any Shares (each, a “Share Certificate”) shall cease to have any rights as a shareholder of the Company.

(b) As promptly as practicable following the receipt of the Requisite Company Vote and in any event, prior to the Closing, the Exchange Agent shall mail to each holder of Shares a letter of transmittal in the form to be negotiated in good faith between Parent and the Company and agreed to prior to the Closing (a “Letter of Transmittal”) and instructions for use in effecting the surrender of Share Certificates in exchange for the applicable portion of Merger Consideration pursuant to Section 2.10(b). The Exchange Agent shall, no later than the later of (A) the third Business

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Day following the Closing Date, or (B) five (5) Business Days after receipt of a Share Certificate or Lost Stock Affidavit, as the case may be, together with (i) a Letter of Transmittal and (ii) a Lock-Up Agreement effective as of the Effective Time, each duly completed and validly executed in accordance with the instructions thereto, and any other customary documents that the Exchange Agent may reasonably require in connection therewith, pay to the holder of the Shares represented by such Share Certificate or Lost Stock Affidavit, as the case may be, a cash amount as provided in Section 2.10(b) with respect to such Share Certificate so surrendered or delivery of Lost Stock Affidavit, as the case may be, and any such Share Certificate shall forthwith be cancelled. Unless otherwise provided herein, no interest shall be paid or shall accrue on any cash payable upon surrender of any Share Certificate. Until so surrendered, each outstanding Share Certificate that prior to the Effective Time represented Shares (other than Dissenting Shares) shall be deemed from and after the Effective Time, for all purposes, to evidence the right to receive the portion of the Merger Consideration as provided in Section 2.10(b). If, after the Effective Time, any Share Certificate is presented to the Exchange Agent, it shall be cancelled and exchanged as provided in this Section 2.13.

(c) Each Shareholder shall also be entitled to any amounts that may be payable in the future in respect of the Shares formerly represented by a Share Certificate from the Post-Closing Adjustment Escrow Shares Funds, as provided for in this Agreement and the Escrow Agreement, at the respective times and subject to the contingencies specified herein and therein. Unless otherwise provided herein, no interest shall be paid or accrued for the benefit of Shareholders on the Merger Consideration.

(d) If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Share Certificate is registered, it shall be a condition to such payment that (A) such Share Certificate shall be properly endorsed or shall otherwise be in proper form for transfer, with an accompanying Letter of Transmittal to the same effect, and (B) the Person requesting such payment shall pay to the Exchange Agent any transfer or other Tax required as a result of such payment to a Person other than the registered holder of such Share Certificate or establish to the reasonable satisfaction of the Exchange Agent that such Tax has been paid or is not payable.

(e) Any portion of the Closing Merger Consideration that remains unclaimed by the Securityholders twelve (12) months after the Effective Time shall be automatically returned to Parent, and any such Securityholder who has not exchanged Share Certificates or delivered a Lost Stock Affidavit for the Merger Consideration in accordance with this Section 2.13 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration (subject to abandoned property, escheat or other similar Law) as general creditors thereof with respect to the payment of any Merger Consideration that may be payable upon surrender of any Share Certificates held by such holders, as determined pursuant hereto, without any interest thereon; provided, that any such portion of the Merger Consideration payable from the Post-Closing Adjustment Escrow Shares Fund shall be held and distributed to the Persons entitled thereof in accordance with the terms of this Agreement and the Escrow Agreement and on account of the Post-Closing Adjustment, at the respective times and subject to the contingencies specified herein and therein. Notwithstanding the foregoing, Parent shall not be liable to any holder of Share Certificates for any amounts paid to a public official pursuant to applicable abandoned property, escheat or similar Laws.

(f) Any portion of the Merger Consideration made available to the Exchange Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand.

Section 2.14 Escrow Fund. In accordance with the Escrow Agreement, Parent shall deposit or cause to be deposited with the Escrow Agent the Post-Closing Adjustment Escrow Shares, to be held for the purpose of securing the obligations of the Shareholders pursuant to Section 2.19(e) (the “Post-Closing Adjustment Escrow Shares Fund”), which such amount shall be deemed to be contributed to the Post-Closing Adjustment Escrow Shares Fund by the Shareholders in accordance with their Shareholder Pro Rata Share.

Section 2.15 No Further Ownership Rights in Shares or Company Options. All Merger Consideration paid or payable upon the surrender of Share Certificates in accordance with the terms hereof shall be deemed to have been paid or payable in full satisfaction of all rights pertaining to the Shares formerly represented by such Share Certificate, and, from and after the Effective Time, there shall be no further registration of transfers of Shares on the stock transfer books of the Surviving Company. If, after the Effective Time, Share Certificates are presented to the Surviving Company for any Shares other than Dissenting Shares, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this Article II and elsewhere in this Agreement.

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Section 2.16 Adjustments. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur, including by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

Section 2.17 Withholding Rights. Each of the Exchange Agent, Parent, Merger Sub 1, Merger Sub 2 and the Surviving Company shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any provision of Tax Law. To the extent that amounts are so deducted, withheld and remitted to the applicable Taxing Authority by the Exchange Agent, Parent, Merger Sub 1, Merger Sub 2 or the Surviving Company, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, Parent, Merger Sub 1, Merger Sub 2 or the Surviving Company, as the case may be, made such deduction and withholding.

Section 2.18 Lost Share Certificates. If any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact (“Lost Stock Affidavit”) by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Share Certificate, the Exchange Agent shall issue, in exchange for such lost, stolen or destroyed Share Certificate, the Merger Consideration to be paid in respect of the Shares formerly represented by such Share Certificate as contemplated under this Article II.

Section 2.19 Closing Adjustments.

(a) Target Performance Adjustment.

(i) At least three (3) Business Days before Closing, the Company shall prepare and deliver a statement certifying the total EBITDA that the Company reasonably expects to achieve in fiscal year of 2019 (the “Estimated Performance Target”), which certificate shall be subject to the reasonable review and approval of Parent. The Estimated Performance Target shall be calculated utilizing methods, practices, principles, policies and procedures set forth on Schedule 2.19(a)(i).

(ii) The “Target Performance Stock Consideration Adjustment” shall equal $1,500,000.00 for every $100,000 by which the Estimated Performance Target is below $23,800,000.00. The Target Performance Stock Consideration Adjustment shall equal zero if the Estimated Performance Target is above $23,800,000.00.

(b) Closing Adjustment.

(i) At least three (3) Business Days before the Closing, the Company shall prepare and deliver to Parent a statement (the “Estimated Closing Statement”) setting forth its good faith estimates of each component of the Share Consideration Adjustment Amount Value (the “Estimated Share Consideration Adjustment Amount Value”), which statement shall contain an estimated unaudited balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein), and a certificate of the Vice President of Finance of the Company that the Estimated Closing Statement was prepared in accordance with US GAAP and using the accounting methods, practices, principles, policies and procedures used to prepare the Financial Statements (as modified by Schedule 2.19(b)) (the “Accounting Policies”). In the event of any conflicts between US GAAP and the Accounting Policies, US GAAP shall control. The parties hereto agree that the purpose of preparing the Estimated Closing Statement and determining Current Assets and Current Liabilities pursuant to this Section 2.19 is to adjust for inaccuracies in the estimates in the amounts of Closing Working Capital, Current Assets, Current Liabilities, Excess Cash, Company M&A Fund Cash Amount, and Closing Indebtedness as of the Closing, and such processes are not intended to permit the introduction of different judgments, accounting methods, policies, principles, practices, procedures, classifications or estimation methodologies for the purpose of preparing the estimates of Closing Working Capital, Current Assets, Current Liabilities, Excess Cash, Company M&A Fund Cash Amount and Closing Indebtedness as of the Closing. The Company shall cooperate with Parent in supplying any other information Parent may reasonably request in order to verify the amounts reflected on the Estimated Closing Statement. The estimates of Closing Working Capital, Excess Cash, Company M&A Fund Cash Amount and Closing Indebtedness as of the Closing set forth on the Estimated

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Closing Statement, with any changes thereto as agreed by Parent and the Company prior to the Closing, will be used for purposes of calculating the Closing Merger Consideration absent manifest error.

(ii) The “Estimated Closing Adjustment” shall be that number of shares of Parent Common Stock equal to the Estimated Share Consideration Adjustment Amount Value divided by the Parent Stock Signing Price.

(c) Post-Closing Adjustment.

(i) Within sixty (60) days after the Closing, the Sponsor Designated Directors shall prepare and deliver to the Company Representative a statement (the “Closing Statement”) setting forth their calculation of each component of the Share Consideration Adjustment Amount Value as of the Closing (the “Final Share Consideration Adjustment Amount Value”), which statement shall contain an unaudited balance sheet of the Company as of the Closing Date (without giving effect to the transactions contemplated herein), a calculation of the Working Capital Surplus (if any) or Working Capital Shortfall (if any), as applicable, Closing Indebtedness, and the Excess Cash Surplus (if any) or Excess Cash Shortfall (if any), as applicable, and a certificate of the chief financial or accounting officer of Parent that the Closing Statement was prepared in accordance with US GAAP and the Accounting Policies. The “Final Closing Adjustment” shall be the number of shares of Parent Common Stock equal to the Final Share Consideration Adjustment Amount Value divided by the Parent Stock Signing Price.

(ii) The “Post-Closing Adjustment” shall be equal to the Final Closing Adjustment minus the Estimated Closing Adjustment.

(d) Examination and Review.

(i) Examination. After receipt of the Closing Statement, the Company Representative shall have thirty (30) days (the “Closing Statement Review Period”) to review the Closing Statement. During the Closing Statement Review Period, the Company Representative and its accountants shall have full access to the books and records of the Surviving Company, the personnel of, and work papers prepared by, Parent and/or its accountants to the extent that they relate to the Closing Statement and to such historical financial information (to the extent in Parent’s possession) relating to the Closing Statement as the Company Representative may reasonably request for the purpose of reviewing the Closing Statement and to prepare a Statement of Objections (defined below), provided that such access shall be in a manner that does not interfere with the normal business operations of Parent or the Surviving Company.

(ii) Objection. On or prior to the last day of the Closing Statement Review Period, the Company Representative may object to the Closing Statement by delivering to Parent a written statement setting forth their objections in reasonable detail, indicating each disputed item or amount and the basis for its disagreement therewith (the “Statement of Objections”). If the Company Representative fails to deliver the Statement of Objections before the expiration of the Closing Statement Review Period, the Closing Statement and the Post-Closing Adjustment, as the case may be, reflected in the Closing Statement shall be deemed to have been accepted by the Company Representative. If the Company Representative delivers the Statement of Objections before the expiration of the Closing Statement Review Period, Parent and the Company Representative shall negotiate in good faith to resolve such objections within thirty (30) days after the delivery of the Statement of Objections (the “Resolution Period”), and, if the same are so resolved within the Resolution Period, the Post-Closing Adjustment and the Closing Statement with such changes as may have been previously agreed in writing by Parent and the Company Representative, shall be final and binding.

(iii) Resolution of Disputes. If the Company Representative and Sponsor Designated Directors fail to reach an agreement with respect to all of the matters set forth in the Statement of Objections before expiration of the Resolution Period, then any amounts remaining in dispute (“Disputed Amounts” and any amounts not so disputed, the “Undisputed Amounts”) shall be submitted for resolution to the office of an impartial nationally recognized firm of independent certified public accountants mutually agreed upon by the Sponsor Designated Directors and the Company Representative (such accountant chosen pursuant to this Section 2.19(d)(iii), the “Independent Accountant”) who, acting as experts and not arbitrators, shall resolve the Disputed Amounts only and make any adjustments to the Post-Closing Adjustment, as the case may be, and the Closing Statement. The parties hereto agree that all adjustments shall be made without regard to materiality. The Independent Accountant shall only decide the specific items under dispute by the parties and their decision for each Disputed Amount must be within the range of values assigned to each such item in the Closing Statement and the Statement of Objections, respectively.

(iv) Fees of the Independent Accountant. The fees and expenses of the Independent Accountant shall be paid by the Company Representative (on behalf of the Securityholders), on the one hand, and by Parent, on the other

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hand, based upon the percentage that the amount actually contested but not awarded to the Company Representative or Parent, respectively, bears to the aggregate amount actually contested by the Company Representative and Parent.

(v) Determination by Independent Accountant. The Independent Accountant shall make a determination as soon as practicable within thirty (30) days (or such other time as the parties hereto shall agree in writing) after their engagement, and their resolution of the Disputed Amounts and their adjustments to the Closing Statement and/or the Post-Closing Adjustment shall be conclusive and binding upon the parties hereto.

(e) Payment of Post-Closing Adjustment.

(i) If the Post-Closing Adjustment is a negative number, the Company Representative and the Sponsor Designated Directors shall, within five (5) Business Days after the final determination of the Post-Closing Adjustment, jointly instruct the Escrow Agent to (A) disburse from the Post-Closing Adjustment Escrow Shares Fund to the Surviving Company, the Post-Closing Adjustment and (B) instruct the Exchange Agent to distribute any shares remaining in the Post-Closing Adjustment Escrow Shares Fund to the Shareholders in accordance with their Shareholder Pro Rata Shares; provided, that, in no event shall the determination of the Post-Closing Adjustment pursuant to this Section 2.19(e)(i) exceed the number of shares of Parent Common Stock in the Post-Closing Adjustment Escrow Shares Fund and no Shareholder shall be required to forfeit or return any of the Share Consideration received by the Shareholder at the Closing.

(ii) If the Post-Closing Adjustment is a positive number, the Sponsor Designated Directors shall, within five(5) Business Days after the final determination thereof, (A) cause Parent to issue that number of new shares of common stock of Parent equal to the Post-Closing Adjustment divided by the Parent Stock Signing Price, and to deposit such shares with the Exchange Agent for distribution to the Shareholders in accordance with their Shareholder Pro Rata Shares, and (B) instruct the Escrow Agent to deposit any remaining Post-Closing Adjustment Escrow Shares with the Exchange Agent or the Company, as the case may be, for distribution to the Shareholders in accordance with their Shareholder Pro Rata Shares (collectively, the “Post-Closing Adjustment Distribution”; provided, that Parent shall not be required under any circumstances to issue more than 857,143 shares of new common stock of Parent (in excess of any remaining Post-Closing Adjustment Escrow Shares) pursuant to this Section 2.19(e).

(iii) If the Post-Closing Adjustment is zero (0), no additional action with respect to the Post-Closing Adjustment shall be taken.

(iv) The amount of any Post-Closing Adjustment shall not bear any interest.

(f) Adjustments for Tax Purposes. Any payments made pursuant to this Section 2.19 shall be treated as an adjustment to the Merger Consideration by the parties for Tax purposes, unless otherwise required by Tax Law.

Section 2.20 [Reserved.]

Section 2.21 Allocation Certificate.

(a) At least three (3) Business Days prior to the Closing and concurrently with the delivery of the Estimated Closing Statement, the Company shall prepare and deliver to Parent a spreadsheet setting forth, as of immediately prior to the Effective Time, each of the following:

(i) the names and email addresses of all Securityholders and the number of Shares and Company Options (including calculations of each Securityholder’s Cashed Out Portion and Assumed Portion) (and their respective exercise prices) held by such Persons;

(ii) detailed calculations of the Closing Merger Consideration, Fully Diluted Share Number, the Per Share Cash Consideration and the Per Share Stock Consideration;

(iii) the aggregate Indebtedness together with a description and the amount of each element thereof;

(iv) the amount of:

(A) each Securityholder’s portion (as a percentage interest and the interest in dollar terms) of the Closing Merger Consideration and the aggregate amount of Cash Consideration and Share Consideration payable and issuable to such Securityholder, respectively;
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(B) each Shareholder’s Shareholder Pro Rata Share of the amount to be contributed to the Post-Closing Adjustment Escrow Shares Fund;

(C) with respect to each Securityholder, any required cost basis reporting information under Section 6045 of the Code that Parent may need to provide to the Exchange Agent pursuant to the Exchange Agent Agreement, to the extent reasonably available to the Company; and

(D) any required withholding (if any) with respect to each Person to whom any payment shall be due and payable in connection with the Closing.

(v) A Flow of Funds Memorandum with respect to payments to be made by or on behalf of Parent, the Company or the Surviving Company on the Closing Date in connection with the Mergers, including the wire instructions for each Person to whom any payment shall be due and payable in connection with the Closing.

(b) The Company shall, at or prior to the Closing, deliver a certificate (such certificate and the items set forth in this Section 2.21 being collectively referred to as the “Allocation Certificate”) signed by the Chief Executive Officer of the Company and the Vice President of Finance of the Company, each in their capacity as such, certifying as to the accuracy and completeness, in each case as of the Closing, of each of the items set forth in the Allocation Certificate in conformity with the requirements of this Section 2.21. Subject to Section 2.19, the Allocation Certificate when in form and substance reasonably satisfactory to and approved by Parent shall be deemed the definitive calculation of all amounts owed and payable to Securityholders in connection with the Mergers and the disbursements thereof. The parties agree that Parent, Merger Sub 1 and Merger Sub 2 shall be entitled to rely on the Allocation Certificate in making payments under this Article II and Parent, Merger Sub 1 and Merger Sub 2 shall not be responsible for the calculations or the determinations regarding such calculations in such Allocation Certificate (unless and to the extent any such calculations are included in the Allocation Certificate at the request or direction of Parent).

(c) To the extent the Allocation Certificate specifies with respect to a Shareholder the Cash Consideration and/or Share Consideration to be received in respect of particular shares of Company Common Stock held by such Shareholder, the parties agree to treat such specification as part of the terms of the Merger for purposes of Treasury Regulation Section 1.356-1(b).

Section 2.22 Adjustments to Consideration. Notwithstanding anything else in this Agreement, if and only to the extent necessary to permit the Mergers to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the amount of Cash Consideration payable under this Agreement shall be decreased and the amount of Share Consideration payable under this Agreement shall be increased, such that the value of the total Merger Consideration (based on the Parent Stock Signing Price) is the same as if no such adjustments had been made pursuant to this Section 2.22. No later than the delivery of the Estimated Closing Statement by the Company, Parent and Company shall cooperate in good faith to determine whether any adjustment to the Cash Consideration and Share Consideration is reasonably expected to be required by this Section 2.22, and if an adjustment is reasonably expected to be required, Parent and the Company shall cooperate in good faith to agree on the amount of such adjustment, if any, in writing.

Article III.
Representations and Warranties of the Company

Except as set forth in the correspondingly numbered Section of the Disclosure Schedules, the Company represents and warrants to Parent, Merger Sub 1 and Merger Sub 2 that the statements contained in this Article III are true and correct (provided that such disclosure shall be deemed to qualify or provide disclosure in response to (x) the section or subsection of this Article III under which such disclosure is made, and (y) any other section or subsection of this Article III to the extent it is reasonably apparent on its face, upon a reading of the disclosure without any independent knowledge on the part of the reader regarding the matter disclosed, that such disclosure is responsive to the provisions in this Article III). For purposes of these representations and warranties, the term “Company” shall include any Subsidiaries of the Company, unless the context otherwise indicates.

Section 3.01 Organization and Qualification.

(a) Of the Company. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of California and has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted, consistent with past practice. Section 3.01 of the Disclosure Schedules sets forth each jurisdiction in which the Company is licensed

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or qualified to do business, and the Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary and where the failure to so license or qualify would materially affect the Company or its operations.

(b) Of the Subsidiaries. Each of the Subsidiaries is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction in which such Subsidiary is organized, has full corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it is currently conducted, consistent with past practice. Section 3.01 of the Disclosure Schedules sets forth each jurisdiction in which each Subsidiary is licensed or qualified to do business, and each Subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary and where the failure to so license or qualify would materially affect the Company or its operations.

Section 3.02 Authority; Board Approval.

(a) Authority. The Company has full corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents to which it is a party and, subject to, in the case of the consummation of the Mergers, adoption of this Agreement by the affirmative vote or consent of Shareholders representing a majority of the shares of the Company Common Stock and a majority of the shares of Company Preferred Stock and the Company Common Stock and the Company Preferred Stock voting together as an as-converted basis (the “Requisite Company Vote”), to consummate the transactions contemplated hereby and thereby. The Company and the Shareholders have additionally, signed, executed, and delivered any necessary votes, consents, elections, or acknowledgements, as applicable, under any other agreements governing the rights of the Securityholders that are required to be effected in order to consummate the transactions contemplated by this Agreement. The execution, delivery and performance by the Company of this Agreement and any Ancillary Document to which it is a party and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Mergers and the other transactions contemplated hereby and thereby, subject only, in the case of consummation of the Mergers, to the receipt of the Requisite Company Vote. Other than the ASL Approval, the Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company’s capital stock required to approve and adopt this Agreement and the Ancillary Documents, approve the Mergers and consummate the Mergers and the other transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as a result of the Enforceability Exceptions. When each Ancillary Document to which the Company is or will be a party has been duly executed and delivered by the Company (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of the Company enforceable against it in accordance with its terms except as a result of the Enforceability Exceptions.

(b) Stockholder Approval. The Written Consent, when obtained pursuant to Section 5.06, shall be in accordance with the Company Charter Documents and the CGCL and is the only consent or other action of the Shareholders required to adopt and approve this Agreement and the transactions contemplated hereby. The materials submitted to the Shareholders in connection with the receipt of the Written Consent include the Company Board Recommendation and a definitive copy of this Agreement.

(c) Board Approval. The Company Board, by resolutions duly adopted by unanimous vote at a meeting of all directors of the Company duly called and held and, as of the date hereof, not subsequently rescinded or modified in any way, has, as of the date hereof (i) determined that this Agreement and the transactions contemplated hereby, including the Mergers, are fair to, and in the best interests of, the Securityholders, (ii) directed that each “agreement of merger” contained in this Agreement be submitted to the Shareholders for adoption, and (iii) resolved to recommend that the Shareholders adopt each “agreement of merger” set forth in this Agreement (collectively, the “Company Board Recommendation”) and directed that such matter be submitted for consideration of the Shareholders.

Section 3.03 No Conflicts; Consents. The execution, delivery and performance by the Company of this Agreement and the Ancillary Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, including the Mergers, do not and will not: (i) violate or breach, or cause a default under, any provision of the

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articles of incorporation or bylaws of the Company or other organizational documents of the Subsidiaries (“Company Charter Documents”); (ii)subject to, in the case of the Mergers, obtaining the Requisite Company Vote, violate or breach any provision of any material Law, rules of applicable securities exchanges or Governmental Order applicable to the Company or ASL (assuming receipt of the ASL Approval); (iii) except as set forth in Section 3.03 of the Disclosure Schedules, require the consent, notice or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Material Contract to which the Company is a party or by which the Company is bound or to which any of their respective properties and assets are subject (including termination, acceleration, modification or cancellation of any Material Contract) or any material Permit affecting the properties, assets or the Company’s business; or (iv) result in the creation or imposition of any material Encumbrance other than Permitted Encumbrances on any properties or assets of the Company. Except as set forth in Schedule 2 and specified in this Agreement, no consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Entity or securities exchanges is required by or with respect to the Company or ASL in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby.

Section 3.04 Capitalization.

(a) The authorized capital stock of the Company consists of 18,244,054 shares of Company Common Stock and 622,027 shares of Company Preferred Stock, of which 12,847,462 shares of Company Common Stock and 622,027 shares of Company Preferred Stock are issued and outstanding as of the date hereof.

(b) Section 3.04(b) of the Disclosure Schedules set forth, as of the date hereof, the name of each Person that is the registered owner of any Shares or holder of Company Options, the number of Shares owned by each Person, the grant date, expiration date and the number of Shares subject to each Company Option held by each Person, the vesting schedule (including any accelerated vesting terms applicable to such Company Option), whether the Company Option is an “incentive stock option” within the meaning of Section 422 of the Code, the number of Shares subject to each Company Option and per Share exercise price of each such Company Option. As of the date of this Agreement, the Company Board has adopted resolutions that provide that no Company Option and no Assumed Option shall be exercisable between the date of this Agreement and the date, following the Closing, that the shares issuable upon exercise of the Assumed Options have been registered with the Securities and Exchange Commission on Form S-8.

(c) Except as disclosed on Section 3.04(c) of the Disclosure Schedules, (i) no subscription, warrant, option, convertible or exchangeable security, or other right (contingent or otherwise) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding, and (ii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible or exchangeable securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset, to repurchase or redeem any securities of the Company or to grant, extend, accelerate the vesting of, change the price of, or otherwise amend any warrant, option, convertible or exchangeable security or other such right. There are no declared or accrued unpaid dividends with respect to any Shares.

(d) All issued and outstanding Shares are (i) duly authorized, validly issued, fully paid and non-assessable; (ii) not subject to any preemptive rights created by statute, the Company Charter Documents or any agreement to which the Company is a party; and (iii) free of any Encumbrances created by the Company in respect thereof. All issued and outstanding Shares were issued in compliance with applicable Law.

(e) No outstanding Shares are subject to vesting or forfeiture rights or repurchase by the Company. There are no outstanding or authorized stock appreciation, dividend equivalent, phantom stock, profit participation or other similar rights with respect to the Company or any of its securities.

(f) All distributions, dividends, repurchases and redemptions of the capital stock (or other equity interests) of the Company were undertaken in compliance with the Company Charter Documents then in effect, any agreement to which the Company then was a party and in compliance with applicable Law.

(g) Attached hereto as Schedule 3.04 is a true, complete and correct spreadsheet setting forth the amounts that would be payable in cash and Parent Common Stock to each Securityholder at the Closing assuming the Closing occurred on the date hereof and assuming: (i) the Target Performance Stock Consideration Adjustment is $0.00;

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(ii) the Estimated Share Consideration Adjustment Amount Value is $0.00; (iii) each employee and independent contractor of the Company is a Continuing Service Provider and (iv) the Parent Stock Signing Price is $10.50 and (iv) the Parent Stock Closing Price is $10.50.

Section 3.05 Company Charter Documents. The transaction contemplated by this Agreement shall constitute (i) “a SPAC Acquisition” as defined in the Company’s articles of incorporation as in effect immediately prior to the Effective Time (the “Amended Company Charter”) such that all shares of Company Preferred Stock shall automatically convert to shares of Company Common Stock prior to Closing pursuant to the terms of the Company Charter Documents, and (ii) a “Company Sale” pursuant to the terms of the Company’s Amended and Restated Voting Agreement by and among the Company and its stockholders.

Section 3.06 Subsidiaries. As of the date hereof, the Subsidiaries constitute the only subsidiaries, direct or indirect, of the Company. Set forth in Section 3.06 of the Disclosure Schedules is a list of the Subsidiaries with each Subsidiary’s jurisdiction of incorporation, the number of issued and outstanding shares or other equity interests and the record holders and/or beneficial owners of equity interests or rights to obtain equity interests in each Subsidiary. All of the outstanding equity securities of each Subsidiary are duly authorized and validly issued, fully paid and nonassessable (if applicable), and were offered, sold and delivered in material compliance with all applicable Laws, and owned by one or more of the Company or its Affiliates free and clear of any Liens. There are no Contracts to which the Company or any if its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the equity interests of any Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary is a party or which are binding upon any Subsidiary providing for the issuance or redemption of any equity interests of any Subsidiary. There are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary. No Subsidiary has any limitation on its ability to make any distributions or dividends to its equity holders, whether by contract, order or applicable Law. Except for the equity interests of the Subsidiaries listed on Section 3.06 of the Disclosure Schedules, the Company does not own or have any rights to acquire, directly or indirectly, any equity interests of, or otherwise control, any Person. Except as set forth on Section 3.06 of the Disclosure Schedules, no Subsidiary is a participant in any joint venture, partnership or similar arrangement. There are no outstanding contractual obligations of the Company or any Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person that is not a wholly-owned Subsidiary of the Company. The Company and the Subsidiaries own all assets and rights used or necessary for the operation of the business of the Company as currently conducted.

Section 3.07 Financial Statements. Complete copies of each of the following have been made available to Parent (a) the Company’s audited financial statements consisting of the consolidated balance sheets of the Company and the Subsidiaries as of December 31, 2018 and the related consolidated statements of operations, shareholders’ equity, and cash flow for the years then ended (the “Audited Financial Statements”), (b) the Company’s audited financial statements consisting of the consolidated balance sheets of the Company and the Subsidiaries as of December 31, 2017 and the related consolidated statements of operations, shareholders’ equity, and cash flow for the period April 7, 2017 to December 31, 2017 and (c) unaudited financial information consisting of the QuickBooks consolidated balance sheets detailed report of the Company and the Subsidiaries as of September 30, 2019 and the related QuickBooks consolidated income statement detailed report (the “QuickBooks Interim Financial Statements Reports” and, together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been prepared in accordance with US GAAP applied on a consistent basis throughout the period involved. The Financial Statements are based on the books and records of the Company, and fairly present, in all material respects, the consolidated financial position of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The balance sheet of the Company as of December 31,2018 is referred to herein as the “Balance Sheet” and the date thereof as the “Balance Sheet Date”. The Company maintains a standard system of accounting established and administered in accordance with US GAAP. The Company maintains proper and adequate internal accounting controls that are designed to provide reasonable assurance that (i) the Company does not maintain any off-the-book accounts and that the Company’s assets are used only in accordance with the Company’s management directives, (ii) transactions that require such authorization are executed with management’s authorization, (iii) transactions are recorded as necessary to permit preparation of the Financial Statements and to maintain accountability for the Company’s assets, and (iv) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis. Neither the Company nor any Subsidiary has been subject to or involved in any material fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of the Company or any Subsidiary. Since April 7, 2017, no Company or Subsidiary

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or any of its Representatives have received any material written complaint, allegation, assertion or claim regarding the impropriety or inadequacy of accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary or its or their internal accounting controls, including any material written complaint, allegation, assertion or claim that the Company or any of its Subsidiaries have engaged in questionable accounting or auditing practices, which has not been resolved.

Section 3.08 Undisclosed Liabilities. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise (“Liabilities”), except (a)those which are adequately reflected or reserved against in the Balance Sheet as of the Balance Sheet Date, (b) those which have been incurred in the ordinary course of business consistent with past practice since the date of the balance sheet contained in the Interim Financial Statements and which are not, individually or in the aggregate, material in amount, and (c) those which have been incurred pursuant to this Agreement and the Ancillary Documents. Schedule 3.08 sets forth, as of the date hereof, all outstanding Indebtedness of the Company and its Subsidiaries.

Section 3.09 Absence of Certain Changes, Events and Conditions. Since the date of the balance sheet contained in the Interim Financial Statements, and other than in the ordinary course of business consistent with past practice, there has not been, with respect to the Company, any:

(a) event, occurrence or development that has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b) amendment of any of the Company Charter Documents;

(c) split, combination or reclassification of any shares of capital stock;

(d) issuance, sale or other disposition of any of its capital stock (other than Company Common Stock issued upon exercise of stock options issued under the Company Stock Incentive Plan) or grant of any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

(e) redemption, purchase or acquisition of its capital stock (other than Company Common Stock issued upon exercise of stock options granted under the Company Stock Incentive Plan);

(f) material change in any method of accounting or accounting practice of the Company, except as required by US GAAP or as disclosed in the notes to the Financial Statements;

(g) material change in the Company’s cash management practices and its policies, practices and procedures with respect to collection of accounts receivable, establishment of reserves for uncollectible accounts, accrual of accounts receivable, inventory control, prepayment of expenses, payment of trade accounts payable, accrual of other expenses, deferral of revenue and acceptance of customer deposits;

(h) entry into any Contract that would constitute a Material Contract;

(i) incurrence, assumption or guarantee of any indebtedness for borrowed money except unsecured current obligations and Liabilities incurred in the ordinary course of business consistent with past practice;

(j) transfer, assignment, sale or other disposition of any of the material assets shown or reflected in the Balance Sheet or cancellation of any debts or entitlements;

(k) transfer, assignment or grant of any license or sublicense of any rights under or with respect to any Company IP or Company IP Contract other than non-exclusive licenses granted to customers in the ordinary course of business consistent with past practice;

(l) material damage, destruction or loss (whether or not covered by insurance) to its property;

(m) any capital investment in, or any loan to, any other Person that exceeds $100,000;

(n) acceleration, termination, material modification to or cancellation of any Material Contract;

(o) any capital expenditures that exceed $100,000;

(p) imposition of any Encumbrance upon any of the Company properties, capital stock or assets, tangible or intangible;

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(q) (i) grant of any bonus that exceeds $50,000, whether monetary or otherwise, (ii) with respect to the Key Employees or Key Executives, any increase in any wages, salary, severance, pension or other compensation or benefits, other than as provided for in any written agreements, in the ordinary course of business consistent with past practice, or required by applicable Law, (iii) material change in the terms of employment for any of the Key Employees or Key Executives, (iv) any termination of any employees for which the aggregate costs and expenses associated with such termination, determined on an individual basis, exceed $50,000, or (v) action to accelerate the vesting or payment of any compensation or benefit for any current or former employee, officer, director, independent contractor or consultant;

(r) hiring or promoting any person as or to (as the case may be) an officer or hiring or promoting any employee below officer (other than in the ordinary course of business consistent with past practice);

(s) adoption, material modification or termination of any: (i) employment, severance, retention or other agreement with any current or former employee, officer, director, independent contractor or consultant (other than in the ordinary course of business consistent with past practice), (ii) Benefit Plan, or (iii) collective bargaining or other agreement with a Union, in each case, whether written or oral;

(t) any loan to (or forgiveness of any loan to), or entry into any other transaction with, any of its Securityholders or current or former directors, officers and employees other than employment and related agreements entered into in the ordinary course of business consistent with past practice;

(u) entry into a new line of business or abandonment or discontinuance of existing lines of business;

(v) except for the Mergers and the Specified Acquisition, adoption of any plan of merger, consolidation, reorganization, liquidation or dissolution or filing of a petition in bankruptcy under any provisions of federal or state bankruptcy Law or consent to the filing of any bankruptcy petition against it under any similar Law;

(w) purchase, lease or other acquisition of the right to own, use or lease any property or assets for an amount in excess of $100,000, individually (in the case of a lease, per annum) or $250,000 in the aggregate (in the case of a lease, for the entire term of the lease, not including any option term), except for purchases of inventory or supplies in the ordinary course of business consistent with past practice;

(x) acquisition by merger or consolidation with, or by purchase of a substantial portion of the assets or stock of, or by any other manner, any business or any Person or any division thereof, other than the Specified Acquisitions;

(y) action by the Company to make, change or rescind any Tax election or amend any Tax Return that would have the effect of increasing the Tax liability or reducing any Tax asset of Parent in respect of any Post-Closing Tax Period; or

(z) any Contract to do any of the foregoing, or any action or omission that would result in any of the foregoing.

Section 3.10 Material Contracts.

(a) Section 3.10(a) of the Disclosure Schedules lists each of the following Contracts of the Company to which the Company is a party or otherwise bound as the date hereof and which has not been fully performed by the parties thereto on the date hereof (such Contracts, together with all Contracts concerning the occupancy, management or operation of any real property (including without limitation, brokerage contracts) listed or otherwise disclosed in Section 3.10(a) of the Disclosure Schedules and all Company IP Contracts set forth in Sections 3.13(c), 3.13(d) and 3.13(e) of the Disclosure Schedules, being “Material Contracts”):

(i) each Contract of the Company with aggregate consideration payable during 2018 (A) to the Company in excess of $750,000, or (B) by the Company in excess of $250,000, and which, in each case, cannot be cancelled by the Company without penalty or without more than sixty (60) days’ notice;

(ii) all Contracts that require the Company to purchase its total requirements of any product or service from a third party or that contain “take or pay” provisions;

(iii) all Contracts with aggregate consideration payable to the Company in excess of $500,000 during 2018 that provide for the indemnification by the Company of any Person or the assumption of any Tax (other than commercial agreements entered into with third parties in the ordinary course of business consistent with past practice, the principal purpose of which is not related to Taxes), environmental or other Liability of any Person;

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(iv) all Contracts that relate to the acquisition or disposition of any business, a material amount of stock or assets of any other Person or any Real Property (whether by merger, sale of stock, sale of assets or otherwise);

(v) all broker, distributor, dealer, manufacturer’s representative, franchise, agency, sales promotion, market research, marketing consulting and advertising Contracts with aggregate consideration payable during 2018 (A) to the Company in excess of $750,000, or (B) by the Company in excess of $250,000, and which, in each case, cannot be cancelled by the Company without penalty or without more than sixty (60) days’ notice;

(vi) all employment agreements with the Key Executives and Key Employees, and all Contracts with independent contractors or consultants (or similar arrangements) or employment agreements with employees that are not cancellable without material penalty or Liability on less than sixty (60) days’ notice;

(vii) except for Contracts relating to trade receivables, all Contracts relating to Indebtedness (including, without limitation, guarantees) of the Company where the Company has at least $750,000 in Indebtedness as of the date of this Agreement;

(viii) all Contracts with any Governmental Entity (“Government Contracts”);

(ix) all Contracts that limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area after the date of this agreement, within the Company’s currently anticipated business plans (for clarification, this does not include any Contract to the extent such Contract merely restricts the ability of the Company to solicit employees or other personnel of a Person for employment, consulting or other similar purposes);

(x) any Contracts that provide for any joint venture, legal partnership or similar arrangement by the Company; and

(xi) all collective bargaining agreements or Contracts with any Union.

(b) Each Material Contract is valid and binding on the Company in accordance with its terms and is in full force and effect, except to the extent enforceability may be limited by the Enforceability Exceptions. None of the Company or, to the Company’s Knowledge, any other party thereto is in breach of or default under (or is alleged to be in breach of or default under) in any material respect, or has provided or received any notice of any intention to terminate, any Material Contract. No event or circumstance has occurred that, with notice or lapse of time or both, would constitute an event of default under any Material Contract or result in a termination thereof or would cause or permit the acceleration or other changes of any right or obligation or the loss of any benefit thereunder. Complete and correct copies of each Material Contract (including all modifications, amendments and supplements thereto and waivers thereunder) have been Made Available to Parent.

Section 3.11 Title to Assets; Real Property.

(a) The Company has good and valid (and, in the case of owned Real Property, good and marketable fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets reflected in the Audited Financial Statements or acquired after the Balance Sheet Date, other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice since the Balance Sheet Date. All such properties and assets (including leasehold interests) are free and clear of Encumbrances, except for the following (collectively referred to as “Permitted Encumbrances”):

(i) those items set forth in Section 3.11(a) of the Disclosure Schedules;

(ii) liens for Taxes not yet due and payable;

(iii) mechanics, carriers’, workmen’s, repairmen’s or other like liens arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company;

(iv) easements, rights of way, zoning ordinances and other similar encumbrances affecting Real Property which are not, individually or in the aggregate, material to the business of the Company;

(v) liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; or

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(vi) other than with respect to owned Real Property, liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the business of the Company.

(b) Section 3.11(b) of the Disclosure Schedules lists (i) the street address of each parcel of Real Property; (ii) if such property is leased or subleased by the Company, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (iii) the current use of such property. With respect to owned Real Property, the Company has delivered or Made Available to Parent true, complete and correct copies of the deeds and other instruments (as recorded) by which the Company acquired such Real Property, and copies of all title insurance policies, opinions, abstracts and surveys in the possession of the Company and relating to the Real Property. With respect to leased Real Property, the Company has delivered or Made Available to Parent true, complete and correct copies of any leases affecting the Real Property. The Company is not a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any leased Real Property. The use and operation of the Real Property in the conduct of the Company’s business do not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit or agreement. No material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company. There are no Actions pending nor, to the Company’s Knowledge, threatened against or affecting the Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

Section 3.12 Condition and Sufficiency of Assets. Except as set forth in Section 3.12 of the Disclosure Schedules, the buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property of the Company, taken as a whole, are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The buildings, plants, structures, furniture, fixtures, machinery, equipment, vehicles and other items of tangible personal property currently owned or leased by the Company, together with all other properties and assets of the Company, are sufficient for the continued conduct of the Company’s business after the Closing in substantially the same manner as conducted prior to the Closing and constitute all of the rights, property and assets necessary in all material respects to conduct the business of the Company as currently conducted.

Section 3.13 Intellectual Property.

(a) Registered IP and Material IP. Section 3.13(a) of the Disclosure Schedules identifies the following items in which the Company has or purports to have an ownership interest (whether exclusively or jointly with another Person): (i) each item of Company Registered IP, and (ii) each material unregistered trademark or service mark. Section 3.13(a) of the Disclosure Schedules identifies (A) the jurisdiction in which such item of Company Registered IP has been registered or filed, the title or other applicable description and the applicable filing, application, registration or serial number and date; (B) the record owner and, if different, the legal owner and beneficial owner (and if any other Person has an ownership interest in such item of Company Registered IP, material unregistered copyrightable work or unregistered mark, the nature of such ownership interest); and (C) for each domain name registration, the applicable domain name registrar, the expiration date for the registration, and name of the registrant. The Company has Made Available to Parent complete and accurate copies of all applications, correspondence between the Company and any Governmental Entity, licenses and assignments (including proof of recordation for any recorded assignments) related to each such item of Company Registered IP, each material unregistered copyrightable work or each material unregistered mark identified in Section 3.13(a) of the Disclosure Schedules.

(b) The Company does not own, sell, license or distribute any proprietary products or software. The Company provides customized nonrecurring engineering services to customers.

(c) In-Bound Licenses. Section 3.13(b) of the Disclosure Schedules identifies each Licensed IP Contract together with (1) the corresponding Licensed IP licensed by the Company under such Licensed IP Contract, (i) other than: (A) licenses for Open Source Software; (B)agreements between the Company and its employees that meet the requirements set forth in Section 3.13(g)(ii) below; (C) Standard Vendor Contracts; and (D) any agreement between the Company and a Company customer solely to the extent that the Licensed IP in such agreement is licensed to the Company under a limited license from the customer to enable the Company to perform customized nonrecurring engineering services for such customer in the ordinary course of business, (ii) whether the licenses or rights granted

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to the Company in each such Contract are exclusive or non-exclusive; and (2) each Company Product in which such Licensed IP is incorporated or for which it is used to develop, deliver, host, provide or distribute such Company Product.

(d) Out-Bound Licenses. Section 3.13(d) of the Disclosure Schedules accurately identifies each Company IP Contract with aggregate consideration payable to the Company in excess of $750,000 during 2018, other than (i) nonexclusive licenses pursuant to Standard Form IP Contracts that have been entered into in the ordinary course of business, and (ii) rights granted by the Company to contractors or vendors to use Company IP for the sole benefit of the Company, and (iii) any agreement between the Company and a Company customer to the extent that the Company IP is developed by the Company under such agreement solely for the benefit of the customer and as part of customized nonrecurring engineering services provided by the Company to the customer, and where such Company IP is assigned by the Company to the customer under such agreement.

(e) Standard Form IP Contracts. Section 3.13(e) of the Disclosure Schedules accurately identifies (i) each current Company IP Contract that deviates in any material respect from the Standard Form IP Contracts Made Available to Parent, with aggregate consideration payable to the Company in excess of $750,000 during 2018, (ii) each agreement with an employee, consultant or independent contractor in which the employee, consultant or independent contractor expressly reserved or retained any Intellectual Property or Intellectual Property Rights incorporated in or used in connection with any Company Product or related to the Company’s business, research or development, and (iii) any agreement between the Company and a Company customer to the extent that the Company IP is developed by the Company under such agreement solely for the benefit of the customer and as part of customized nonrecurring engineering services provided by the Company to the customer, and where such Company IP is assigned by the Company to the customer under such agreement.

(f) No Breach. The Company is not in material breach of any Licensed IP Contract or Company IP Contract.

(g) Ownership Free and Clear. The Company solely and exclusively owns all right, title and interest to and in the Company IP free and clear of any Liens, including all Intellectual Property and Intellectual Property Rights embodied in the Company Products, except for the Licensed IP. Notwithstanding the assignments of Company IP made as part of customized nonrecurring engineering services provided by the Company to its customers, the Company has preserved its ownership of material Company IP necessary to perform its activities under its customer contracts. Without limiting the generality of the foregoing:

(i) all documents and instruments currently required to be filed with a Governmental Entity or registrar in order to establish, perfect and maintain the rights of the Company in the Company Registered IP have been validly executed, delivered and filed in a timely manner with the applicable Governmental Entity (or validly registered with the appropriate registrar in the case of domain names and the like);

(ii) any Person who is or was involved in the authorship, invention, creation, conception or development of any Intellectual Property or Intellectual Property Rights for or on behalf of the Company has entered into a valid and enforceable written agreement (A) that contains a present assignment of all Intellectual Property and Intellectual Property Rights authored, invented, created, conceived or developed by such Person in the scope of his or her employment or engagement with the Company, (B) containing a waiver of moral rights to the extent not prohibited under applicable Legal Requirements, and (C) containing confidentiality provisions protecting the Company IP;

(iii) other than any rights granted pursuant to a Company IP Contract, no current or former employee or, to the Company’s Knowledge, former employer of any such employee has any claim, right or interest to or in any Company IP;

(iv) to the Company’s Knowledge, no employee is in breach of any Contract with any former employer concerning Intellectual Property Rights or confidentiality;

(v) (A) Company has not received or used, as applicable, any funding, facilities or personnel of any Governmental Entity or any public or private university, college or other educational or research institution to develop or create or contribute to, in whole or in part, any Company IP; and (B) other than any rights granted pursuant to a Company IP Contract, no Governmental Entity, university, college or other educational or research institution has any ownership in or rights to any Company IP or Company Data;

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(vi) the Company has taken all reasonable steps to maintain the confidentiality of all proprietary information held by the Company as a trade secret, including any confidential information or trade secrets provided to the Company by any Person under an obligation of confidentiality, and to the Company’s Knowledge, no such proprietary information has been authorized to be disclosed or has actually been disclosed to any Person other than pursuant to a written confidentiality Contract restricting the disclosure and use of such proprietary information;

(vii) the Company has not assigned or otherwise transferred ownership of, or agreed to assign or otherwise transfer ownership of, any Company IP to any other Person, except pursuant to agreements between the Company and a Company customer to the extent that the Company IP is developed by the Company under such agreement solely for the benefit of the customer and as part of customized nonrecurring engineering services provided by the Company to the customer, and where such Company IP is assigned by the Company to the customer under such agreement;

(viii) the Company has not made any commitments to any standards-setting bodies, industry groups or other similar organizations (“Standards Organizations”) that require or obligate the Company to grant or offer to any other Person any license or right to any Company IP or otherwise impair or limit the Company’s control of any Company IP, and no Patent included in the Company IP (A) is subject to any commitment that would require the grant of any license or other right to any Person or otherwise limit the Company’s control of any Company IP, or (B)has been identified by the Company or, to the Company’s Knowledge, any other Person as essential to any Standards Organization or any standard promulgated by any Standards Organization;

(ix) no Person that has licensed or provided Licensed IP to the Company has retained or obtained sole ownership of, or an exclusive license to, any Intellectual Property Rights in any improvements or derivative works that are made solely by the Company, or jointly by the Company together with any Person, under such license, except under Contracts entered into by the Company with the Company’s customers for customized nonrecurring engineering services in the course of the Company’s normal business;

(x) to the Company’s Knowledge, no founder or current officer or employee of the Company is, and no former officer or employee was, when performing activities with, for or otherwise for the benefit of the Company: (A) bound by or otherwise subject to any Contract restricting that Person from performing that Person’s duties for the Company except as set forth in Section 3.13(g)(x) of the Disclosure Schedules; or (B) subject to any Contract with any other Person which requires such founder, officer or employee to: (I) assign any interest in any Company IP or other Intellectual Property or Intellectual Property Rights that are part of any Company IP or were created, invented, or developed during the term of such founder’s, officer’s or employee’s work for, employment by or engagement with the Company; or (II) keep confidential any trade secrets, proprietary data, customer lists or other business or technical information that are included in any Company IP or were created, invented or developed during the term of such founder’s, officer’s or employee’s work for, employment by or engagement with the Company;

(xi) to the Company’s Knowledge, no current or former employee, consultant, advisor or independent contractor of the Company (A) is in violation of any term or covenant of any Contract relating to employment, invention disclosure, invention assignment, nondisclosure or non-competition or any other Contract with any other Person by virtue of such employees, consultants, advisors or independent contractors being employed by, or performing services for, the Company, or (B) is using trade secrets or proprietary information of others without permission;

(xii) the Company does not own any material products or software, including any products or software that it is selling, licensing or distributing to customers, and has not retained any material Intellectual Property Rights (other than trade secrets used by the Company internally to provide services to its customers);

(xiii) the Company owns or otherwise has rights to, and after the Closing will continue to have rights to, all Intellectual Property Rights and Intellectual Property needed to conduct the Company’s business as currently conducted and currently planned by Company to be conducted; and

(xiv) No Material Contract with a Company customer conflicts with any other Contract with a Company customer, and no assignment of ownership of Intellectual Property or Intellectual Property Rights in any Material Contract conflicts with the assignment of ownership of Intellectual Property or Intellectual Property Rights in any other Material Contract.

(h) Valid and Enforceable. To the Company’s Knowledge, all Company IP is valid, subsisting (or in the case of applications, applied for) and enforceable. Without limiting the generality of the foregoing:

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(i) The Company has taken reasonable steps to police the use of its trademarks, service marks, trade names and domain names. To the Company’s Knowledge, none of the goodwill associated with or inherent in any trademark (whether registered or unregistered) in which the Company has, or purports to have, an ownership interest has been impaired;

(ii) Each item of Company Registered IP is, and at all times since January 1, 2017, has been, in compliance with all Legal Requirements, and all filings, payments, disclosures and other actions required to be made or taken to maintain such item of Company Registered IP in full force and effect have been made by the applicable deadline. Section 3.13(h)(ii) of the Disclosure Schedules accurately identifies and describes each action, filing, and payment that must be taken or made on or before the date that is one hundred twenty (120) days after the date of this Agreement in order to maintain in full force and effect each item of Company Registered IP, including the payment of any registration, maintenance or renewal fees or the filing of any documents, applications or certificates for the purposes of perfecting, maintaining or renewing any Company Registered IP; and

(iii) To the Company’s Knowledge there is no basis for a claim that any Company Registered IP is invalid or, except for pending applications, unenforceable. No issuance or registration obtained and no application filed by the Company in connection with the Company Registered IP has been cancelled, abandoned, allowed to lapse or not renewed, except where the Company has, in its reasonable business judgment, decided to cancel, abandon, allow to lapse or not renew such issuance, registration or application; and

(iv) The Company does not own any Patents or Patent applications as of the date of this Agreement and there are no current plans to file any Patents in the future.

(i) No Third-Party Infringement of Company IP. To the Company’s Knowledge, no Person has infringed, misappropriated, or otherwise violated in the twenty-four (24) months before the date of this Agreement, and no Person is currently infringing, misappropriating or otherwise violating, any Company IP. Section 3.13(h)(iv) of the Disclosure Schedules accurately identifies (and the Company has Made Available a true, correct and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to the Company or any of its Representatives within five (5) years immediately preceding the date of this Agreement regarding any actual, alleged or suspected infringement, misappropriation or other violation of any Company IP.

(j) Effects of the Merger. Except as otherwise set forth or described in Section 3.13(j) of the Disclosure Schedules, neither the execution, delivery or performance of this Agreement or any other agreements referred to in this Agreement, nor the consummation of the transactions will, with or without notice or the lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Lien on, any Company IP; (ii) a breach of any Licensed IP Contract or Company IP Contract; (iii) the release, disclosure or delivery of any Company IP by or to any escrow agent or other Person; (iv) the termination or alteration of the Company’s rights under any Company IP Contract or Licensed IP Contract; (v) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company IP; or (vi) payment of any royalties or other license fees with respect any Licensed IP in excess of those payable by the Company in the absence of this Agreement or the transactions contemplated by this Agreement.

(k) Licensed IP. The Company does not (i) license any Licensed IP from third parties; and (ii) use or require any Licensed IP for the operation of its business, in each case, except to the extent that such Licensed IP (1) is licensed by the Company under a Standard Vendor Contract, (2) is licensed to the Company under a limited license from a customer to enable the company to perform customized nonrecurring engineering services for such customer in the ordinary course of business, or (3) is licensed by the Company as part of an Open Source Software license agreement.

(l) No Infringement of Third Party IP Rights. The Company is not infringing, misappropriating or otherwise violating, and since January 1, 2017 has not infringed, misappropriated or otherwise violated, any Intellectual Property Rights of any other Person, provided that the foregoing representation is qualified to the Company’s Knowledge with respect to Patents included in such Intellectual Property Rights. The conduct of the business of the Company, when conducted in substantially the same manner after the date hereof by the Company and after the Closing, by Parent, will not infringe, misappropriate or otherwise violate any Intellectual Property Right of any other Person (including Patents issuing on Patent applications filed as of the date hereof), violate any right of any Person under any Legal Requirement (including any right to privacy or publicity), or constitute unfair competition or trade practices under any Legal Requirement. Without limiting the generality of the foregoing:

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(i) Except as set forth in Section 3.13(l)(i) of the Disclosure Schedules, (A) no Company Product has infringed, misappropriated or otherwise violated any Intellectual Property Right of any other Person during the two (2) years before the date of this Agreement; and (B) no infringement, misappropriation or similar claim or legal proceeding is pending as of the date of this Agreement, or during the two (2) years before the date of this Agreement has been threatened against the Company or, to the Company’s Knowledge, against any other Person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Company with respect to such claim or legal proceeding;

(ii) Except as set forth in Section 3.13(l)(ii) of the Disclosure Schedules, the Company has not received during the twelve (12) months before the date of this Agreement any notice or other communication (in writing or otherwise) (A) relating to any actual, alleged or suspected infringement, misappropriation or violation by the Company of any Intellectual Property Right of another Person; (B) inviting the Company to license the Intellectual Property Rights of another Person (other than in connection with marketing or other advertising related invitations received by Company); or (C) claiming that any Company Product or the operation of the business constitutes unfair competition or trade practices under any Legal Requirements;

(iii) Except as set forth in Section 3.13(l)(iii) of the Disclosure Schedules, and except under Contracts entered into by the Company with the Company’s customers in the course of the Company’s normal business, the Company is not bound by any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to, and the Company has not otherwise assumed or agreed to discharge or otherwise take responsibility to or on behalf of any other Person, for any unauthorized use or disclosure of, or breach of security with respect to, any data or information; and

(iv) to the Company’s Knowledge, no claim or legal proceeding involving any Licensed IP is pending or has been threatened as of the date of this Agreement or at any time during the two (2) years before the date of this Agreement, except for any such claim or legal proceeding that, if adversely determined, would not adversely affect the use or exploitation of such Licensed IP by the Company.

(m) Company IP Contract. None of the Company IP Contracts requires the Company to return or refund any amounts paid to it, or grant any credit to any third party, or pay any liquidated damages or penalties in the event of any breach of any warranty or any failure of the Company to perform under such Company IP Contract. Except as set forth in Section3.13(m) of the Disclosure Schedules, the maximum liability of the Company under any Company IP Contract with aggregate consideration payable to the Company in excess of $500,000 during 2018 is limited to amounts actually received by the Company under such Company IP Contract.

(n) No Harmful Code. To the Company’s Knowledge, none of the software of the Company (including websites, smartphone or tablet applications, HTML code, firmware and other software embedded in hardware devices) owned, developed (or currently being developed by, or contemplated by the Company to be developed in the future by, the Company, including, for the avoidance of doubt, any software on the Company’s product development roadmap), used, currently marketed, distributed, licensed, or sold by the Company to other Persons, other than software created as part of the Company’s customized nonrecurring engineering services provided to customers in the ordinary course of business, (collectively, the “Company Software”) contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user’s consent (“Harmful Code”).

(o) Bugs. None of the Company Products or Company Software contains any bug, defect or error that materially and adversely affects the use, functionality or performance of such Company Products or Company Software. The Company has Made Available to Parent a complete and accurate list of all Known material bugs, defects and errors in the Company Products sold or Company Software licensed by the Company to the Company’s customers as of the date of this Agreement or at any time during the twelve (12) months before the date of this Agreement, other than software created as part of the Company’s customized nonrecurring engineering services provided to customers in the ordinary course of business.

(p) No Spyware or Malware. To the Company’s Knowledge, none of the Company Software performs the following functions, without the knowledge and consent of the owner or authorized user of a computer system or

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device: (i) sends information of a user to another Person or collects Personal Data stored on the computer system or device; (ii) interferes with the owner’s or an authorized user’s control of the computer system or device; (iii) changes or interferes with settings, preferences or commands already installed or stored on the computer system or device; (iv) changes or interferes with data that is stored, accessed or accessible on any computer system or device in a manner that obstructs, interrupts or interferes with lawful access to or use of that data by the owner or an authorized user of the computer system or device; (v) causes the computer system or device to communicate with another computer system or device; (vi) installs a computer program that may be activated by a Person other than the owner or an authorized user of the computer system or device; (vii) records a user’s actions; or (viii) employs a user’s Internet connection to gather or transmit information regarding the user or the user’s behavior.

(q) Source Code. No source code for any Company Software, other than Open Source Software, has been delivered, licensed or made available by Company to any escrow agent or other Person who is not, as of the date of this Agreement, an employee or contractor of the Company subject to a binding, written agreement imposing on such Person reasonable confidentiality obligations in favor of the Company with respect to such source code. The Company has no duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or other Person, other than Open Source Software. No event has occurred, and no circumstance or condition exists, that will or would reasonably be expected to (in each case, with or without notice or lapse of time) result in the delivery, license or disclosure by Company of the source code for any Company Software to any other Person other than an employee or contractor of the Company, in connection with such employee’s employment or other service relationship with the Company and subject to a binding, written agreement imposing on such Person reasonable confidentiality obligations in favor of the Company with respect to such source code, other than Open Source Software.

(r) Use of Open Source Code.

(i) The Company does not distribute any software, other than software created as part of the Company’s customized nonrecurring engineering services provided to customers in the ordinary course of business.

(ii) Section 3.13(r)(i) of the Disclosure Schedules accurately identifies and describes each item of Company Software (other than any Company Software that Company develops for customers as works-made-for-hire) that, as of the date of this Agreement or at any time during the two (2) years before the date of this Agreement, the Company distributes to its customers or plans to distribute to its customers, other than software created as part of the Company’s customized nonrecurring engineering services provided to customers in the ordinary course of business and that is subject to the GNU General Public License, the Affero General Public License, the GNU Lesser General Public License, the Eclipse Public License, the Common Public License, the Mozilla Public License, or any other license identified as an open source license by the Open Source Initiative (www.opensource.org) (collectively, “Open Source Software”), where such Open Source Software has viral attributes that require the public disclosure of derivative works subsequently made to such Open Source Software. The Company is in compliance with all open source terms in the Company’s customer agreements regarding the software that the Company provide to its customers.

(s) Marketing Communications. The Company has at all times complied with the federal Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, state anti-spam laws and all other Legal Requirements governing marketing, promotion, e-mail harvesting and the transmission of unsolicited communications.

(t) Company Systems. The Company Systems are in good working condition and free from Harmful Code. The Company has not experienced within the past two (2) years any material disruption to, or material interruption in, the conduct of its business attributable to a defect, error, or other failure or deficiency of any Company System. The Company has taken all reasonable measures to: (i) secure the confidential information of the Company (including any confidential information owned by any Person to whom the Company has a confidentiality obligation); and (ii) provide for the back-up and recovery of the data and information stored or processed using Company Systems without material disruption or interruption to the conduct of the Company’s business.

(u) Privacy. The Company has established and is in material compliance with a written information security program that: (A) includes administrative, technical and physical safeguards designed to safeguard the security, confidentiality and integrity of Personal Data, and other data and information stored or processed by the Company (collectively, “Company Data”); and (B) is designed to protect against unauthorized access to the Company Systems and Company Data (including on the systems of third parties with access to such Company Systems or Company Data). The Company has complied in all material respects with such information security program. To the Company’s

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Knowledge, no breach or violation of any Company System or Company Data has occurred and there has been no unauthorized or illegal use of or access to any Company System or Company Data. During the three (3) years prior to the date of this Agreement, the Company has not notified, nor been required to notify under any applicable Privacy Legal Requirements or Privacy Contracts, any Person of any privacy or information security breach or incident involving Personal Data or of the loss of, unauthorized access to, or unauthorized use of any Personal Data. During the three (3) years prior to the date of this Agreement, the Company has not received any written or other complaint, claim, demand, inquiry, or other notice, including a notice of investigation, from any Person (including any governmental, regulatory or self-regulatory authority or entity) regarding the Company’s collection, processing, use, storage, transfer or disclosure of Personal Data or alleging that the Company’s collection, processing, use, storage, security, transfer or disclosure of Personal Data is in violation of any applicable Privacy Legal Requirements, Company Privacy Policies or otherwise constitutes an unfair, deceptive or misleading trade practice. The Company is and during the three (3) years prior to the date of this Agreement has been in material compliance with (A) all applicable Privacy Legal Requirements, and (B) all Contracts with any Person to which the Company is a party or is bound by that are applicable to the collection, use or disclosure of the Personal Data of that Person (“Privacy Contracts”), and has collected all Personal Data in compliance with all Privacy Legal Requirements, Company Privacy Policies and Privacy Contracts

Section 3.14 Accounts Receivable. The accounts receivable reflected on the Balance Sheet and the accounts receivable arising after the date thereof (a) have arisen from bona fide transactions entered into by the Company involving the sale of goods or the rendering of services in the ordinary course of business consistent with past practice; and (b) constitute only valid, claims of the Company not subject to claims of set-off or other defenses or counterclaims other than normal cash discounts accrued in the ordinary course of business consistent with past practice and normal reserves for bad debts consistent with past practice. The reserve for bad debts shown on the Balance Sheet or, with respect to accounts receivable arising after the Balance Sheet Date, on the accounting records of the Company have been determined in accordance with US GAAP, consistently applied, subject to normal year-end adjustments and the absence of disclosures normally made in footnotes.

Section 3.15 Customers and Suppliers.

(a) Section 3.15(a) of the Disclosure Schedules sets forth (i) each customer who has paid aggregate consideration to the Company for goods or services rendered in an amount greater than or equal to $500,000 for each of the two (2) most recent fiscal years (collectively, the “Material Customers”); and (ii) the amount of consideration paid by each Material Customer during such periods. Except as set forth in Section 3.15(a) of the Disclosure Schedules, the Company has not received during the twelve (12) months prior to the date of this Agreement any notice, and has no reason to believe, that any of its Material Customers has ceased, or intends to cease after the Closing, to use its goods or services or to otherwise terminate or materially reduce its relationship with the Company.

(b) Section 3.15(a) of the Disclosure Schedules sets forth (i) each supplier to whom the Company has paid consideration for goods or services rendered in an amount greater than or equal to $500,000 for each of the two (2) most recent fiscal years (collectively, the “Material Suppliers”); and (ii) the amount of purchases from each Material Supplier during such periods. Except as set forth in Section 3.15(a) of the Disclosure Schedules, the Company has not received during the twelve (12) months prior to the date of this Agreement any notice, and has no reason to believe, that any of its Material Suppliers have ceased, or intends to cease, to supply goods or services to the Company or to otherwise terminate or materially reduce its relationship with the Company.

Section 3.16 Insurance. Section 3.16 of the Disclosure Schedules sets forth a true and complete list of all current policies or binders of fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors and officers liability, fiduciary liability and other casualty and property insurance maintained by Company and relating to the assets, business, operations, employees, officers and directors of the Company (collectively, the “Insurance Policies”) and true and complete copies of such Insurance Policies have been Made Available to Parent. Such Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement. The Company has not received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to Closing, will be paid prior to Closing in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) to the Company’s Knowledge, are provided by carriers who are financially solvent; and (c)have not been subject to any lapse in coverage.

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Except as set forth on Section 3.16 of the Disclosure Schedules, there are no claims related to the business of the Company pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights. The Company is not in default under, and has not otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy. The Insurance Policies are of the type and in the amounts customarily carried by Persons conducting a business similar to the Company and are sufficient for compliance with all applicable Laws and Contracts to which the Company is a party or by which it is bound.

Section 3.17 Legal Proceedings; Governmental Orders.

(a) Except as set forth in Section 3.17(a) of the Disclosure Schedules, there are no Actions pending or, to the Company’s Knowledge, threatened (i) against or by the Company or any current or former directors, officers or equity holders (provided, that any litigation involving the directors, officers or equity holders must be related to the Company’s business, equity securities or assets), properties, equity securities or assets; or (ii) against or by the Company that challenges or seeks to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement.

(b) Except as set forth in Section 3.17(b) of the Disclosure Schedules, there are no outstanding Governmental Orders and no unsatisfied judgments, penalties or awards against or affecting the Company or any of its properties or assets. The Company is in compliance with the terms of each Governmental Order set forth in Section 3.17(b) of the Disclosure Schedules. No event has occurred or circumstances exist that may constitute or result in (with or without notice or lapse of time) a violation of any such Governmental Order. To the Knowledge of the Company, all liabilities or Losses suffered or incurred in connection with matters set forth on Section 3.17(b) of the Disclosure Schedules are fully covered by insurance policies maintained by the Company, subject to applicable deductibles, retentions and other policy limitations, and no claims in respect thereof have been denied or disputed by any applicable insurer.

Section 3.18 Compliance with Laws; Permits.

(a) Except as set forth in Section 3.18(a) of the Disclosure Schedules, the Company has complied, and is now complying with all Laws applicable to it or its business, properties or assets, except where a failure to so comply would not be materially adverse to the Company or its operations.

(b) All Permits required for the Company and the Subsidiaries to conduct its business have been obtained by it and are valid and in full force and effect, except where a failure to so obtain any Permit would not have a Material Adverse Effect. All fees and charges with respect to such Permits as of the date hereof have been paid in full. Section 3.18(b) of the Disclosure Schedules lists all current Permits issued to the Company, including the names of the Permits and their respective dates of issuance and expiration. No event has occurred that, with or without notice or lapse of time or both, would reasonably be expected to result in the revocation, suspension, lapse or limitation of any Permit set forth in Section 3.18(b) of the Disclosure Schedules.

Section 3.19 Environmental Matters.

(a) To the Company’s Knowledge, the Company is currently and has been in compliance with all Environmental Laws and has not received from any Person any: (i)Environmental Notice or Environmental Claim; or (ii) written request for information pursuant to Environmental Law, which, in each case, either remains pending or unresolved, or is the source of ongoing obligations or requirements as of the Closing Date.

(b) The Company has obtained and is in material compliance with all Environmental Permits (each of which is disclosed in Section 3.19(b) of the Disclosure Schedules) necessary for the ownership, lease, operation or use of the business or assets of the Company and all such Environmental Permits are in full force and effect and shall be maintained in full force and effect by the Company through the Closing Date in accordance with Environmental Law, and the Company is not aware of any condition, event or circumstance that would prevent or impede, after the Closing Date, the ownership, lease, operation or use of the business or assets of the Company as currently carried out. With respect to any such Environmental Permits, Company has undertaken, or will undertake prior to the Closing Date, all measures necessary to facilitate transferability of the same, and the Company is not aware of any condition, event or circumstance that would prevent or impede the transferability of the same, nor has the Company received any Environmental Notice or written communication regarding any material adverse change in the status or terms and conditions of the same.

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(c) There has been no Release of Hazardous Materials in contravention of Environmental Law with respect to the business or assets of the Company or any real property currently or formerly owned, operated or leased by the Company, and the Company has not received an Environmental Notice that any real property currently or formerly owned, operated or leased in connection with the business of the Company (including soils, groundwater, surface water, buildings and other structure located on any such real property) has been contaminated with any Hazardous Material which would reasonably be expected to result in an Environmental Claim against, or a violation of Environmental Law or term of any Environmental Permit by, the Company.

(d) Section 3.19(d) of the Disclosure Schedules contains a complete and accurate list of all active or abandoned aboveground or underground storage tanks owned or operated by the Company.

(e) The Company has not retained or assumed, by contract or operation of Law, any liabilities or obligations of third parties under Environmental Law.

(f) The Company has provided or otherwise Made Available to Parent and listed in Section 3.19(f) of the Disclosure Schedules: (i) any and all environmental reports, studies, audits, records, sampling data, site assessments, risk assessments, economic models and other similar documents with respect to the business or assets of the Company or any currently or formerly owned, operated or leased real property which are in the possession or control of the Company related to compliance with Environmental Laws, Environmental Claims or an Environmental Notice or the Release of Hazardous Materials; and (ii) any and all material documents concerning planned or anticipated capital expenditures required to reduce, offset, limit or otherwise control pollution and/or emissions, manage waste or otherwise ensure compliance with current or future Environmental Laws (including, without limitation, costs of remediation, pollution control equipment and operational changes).

(g) The Company is not aware of, as of the Closing Date, any condition, event or circumstance concerning the Release or regulation of Hazardous Materials that would, after the Closing Date, prevent, impede or materially increase the costs associated with the ownership, lease, operation, performance or use of the business or assets of the Company as currently carried out.

Section 3.20 Employee Benefit Matters.

(a) Section 3.20(a) of the Disclosure Schedules contains a true and complete list of each pension, benefit, retirement, compensation, employment, consulting, profit-sharing, deferred compensation, incentive, bonus, performance award, phantom equity, stock or stock-based, change in control, retention, severance, vacation, paid time off, welfare, fringe-benefit and other similar agreement, plan, policy, program or arrangement, in each case whether or not reduced to writing and whether funded or unfunded, including each “employee benefit plan” within the meaning of Section 3(3) of ERISA, whether or not tax-qualified and whether or not subject to ERISA, which is maintained, sponsored, contributed to, or required to be contributed to by the Company or any Subsidiary for the benefit of any current or former employee, officer, director, retiree, independent contractor or consultant of the Company or any Subsidiary or any spouse or dependent of such individual, or under which the Company or any of its Subsidiaries has or could reasonably be expected to have any Liability but excluding any employee benefit plan, policy, program, agreement or arrangement mandated, maintained or administered by any Governmental Entity (each, a “Benefit Plan”). The Company has separately identified in Section 3.20(a) of the Disclosure Schedules each Benefit Plan that contains a change in control provision or provides for severance benefits.

(b) With respect to each Benefit Plan, the Company has made available to Parent accurate, current and complete copies of each of the following: (i) where the Benefit Plan has been reduced to writing, the current plan document together with all amendments thereto; (ii) where the Benefit Plan has not been reduced to writing, a written summary of all material plan terms; (iii)where applicable, any trust agreements or other funding arrangements, custodial agreements, insurance policies and contracts, administration agreements and similar agreements, and investment management or investment advisory agreements, now in effect; (iv) in the case of any Benefit Plan for which a summary plan description is required, the most recent summary plan description, and any summaries of material modifications related thereto; (v) any other written communication during the last three (3) years to current or former employees of the Company or any of its Subsidiaries relating to the Benefit Plan to the extent the terms of the Benefit Plan, as described therein, differ materially from the terms of the Benefit Plan as set forth or described in the other information or materials made available to Parent under this Section 3.20(b); (vi) in the case of any Benefit Plan that is intended to be qualified under Section 401(a) of the Code, the most recent determination, opinion or advisory letter from the Internal Revenue Service; (vii) in the case of any Benefit Plan for which a Form 5500 is required to be filed,

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the two most recently filed Form 5500, with schedules and financial statements attached; (viii) actuarial valuations and reports, if any, related to any Benefit Plans with respect to the most recently completed plan year; (ix) the most recent nondiscrimination tests, if any, performed under the Code; and (x) material non-routine notices, letters or other correspondence from the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation or other Governmental Entity during the last three (3) years relating to the Benefit Plan.

(c) Except as set forth in Section 3.20(c) of the Disclosure Schedules, each Benefit Plan and any related trust has been established, administered and maintained in all material respects in accordance with its terms and in compliance with all applicable Laws (including ERISA, the Code and any applicable local Laws). Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code (a “Qualified Benefit Plan”) has received a favorable and current determination letter from the Internal Revenue Service, or with respect to a prototype or volume submitter plan, can rely on an opinion or advisory letter from the Internal Revenue Service to the prototype or volume submitter plan sponsor, and, to the Company’s Knowledge, nothing has occurred that could reasonably be expected to adversely affect the qualified status of any Qualified Benefit Plan. Nothing has occurred with respect to any Benefit Plan that has subjected or could reasonably be expected to subject the Company or any of its Subsidiaries, or with respect to any period on or after the Closing Date, Parent or any of its Affiliates, to a material penalty under Section 502 of ERISA or to a material tax under Section 4975 of the Code. Except as set forth in Section 3.20(c) of the Disclosure Schedules or as would not reasonably be expected to result in a material Liability to the Company, all benefits, contributions and premiums relating to each Benefit Plan have been timely paid in accordance with the terms of such Benefit Plan and all applicable Laws and accounting principles, and all benefits accrued under any unfunded Benefit Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with, US GAAP.

(d) No Benefit Plan is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code. Neither the Company nor any of its ERISA Affiliates has (i) incurred or reasonably expects to incur, either directly or indirectly, any material Liability under Title IV of ERISA; (ii)failed to timely pay premiums to the Pension Benefit Guaranty Corporation; (iii) withdrawn from any Benefit Plan that is subject to Title IV of ERISA (the Liability attendant to which has not been completely satisfied); or (iv) engaged in any transaction which would give rise to liability under Section 4069 or Section 4212(c) of ERISA. No Benefit Plan is a multiemployer plan within the meaning of Section 3(37) or 4001(a)(3) of ERISA or a “multiple employer plan” within the meaning of Section 413(c) of the Code or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA).

(e) Each Benefit Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without material liabilities to Parent, the Company or any of their Affiliates other than ordinary administrative expenses typically incurred in an amendment, termination or discontinuance event, as applicable, and benefits accrued as of the date of amendment, termination or discontinuance. Except as provided otherwise in this Agreement, the Company and its Subsidiaries have no commitment or obligation and have not made any representations to any employee, officer, director, independent contractor or consultant, whether or not legally binding, to adopt, amend, modify or terminate any Benefit Plan, in connection with the consummation of the transactions contemplated by this Agreement or otherwise (except to the extent required by applicable Law or necessary to confirm the terms of any Benefit Plan to applicable Law).

(f) No Benefit Plan provides post-termination or retiree welfare benefits (to any individual for any reason, and neither the Company nor any of its ERISA Affiliates has any Liability to provide post-termination or retiree welfare benefits to any individual or ever represented, promised or contracted to any individual that such individual would be provided with post-termination or retiree welfare benefits, except (i) as set forth in Section 3.20(f) of the Disclosure Schedules, (ii) to the extent required by applicable Law, including Section4980B of the Code and Section601 et. seq. of ERISA, (iii) benefits through the end of the month of termination of employment or retirement, (iv) death benefits attributable to deaths occurring at or prior to termination of employment or retirement, (v) conversion rights; and (vi)disability benefits attributable to disabilities occurring at or prior to termination of employment or retirement under a Benefit Plan that is a long-term disability plan.

(g) Except as set forth in Section 3.20(g) of the Disclosure Schedules, there is no pending or, to the Company’s Knowledge, threatened Action relating to a Benefit Plan (other than routine claims for benefits, appeals of such claims and domestic relations order proceedings), and no Benefit Plan is the subject of, or has any outstanding liability or obligation arising from, an examination or audit by a Governmental Entity.

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(h) There has been no amendment to, announcement by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, any Benefit Plan or collective bargaining agreement that would materially increase the annual expense of maintaining such plan above the level of the expense incurred for the most recently completed fiscal year (other than increases in premium amounts).

(i) Each Benefit Plan that is subject to Section 409A of the Code has been administered in compliance with the operational and documentary requirements of Section409A of the Code and all applicable regulatory guidance (including notices, rulings and proposed and final regulations) thereunder. The Company does not have any obligation to gross up, indemnify or otherwise reimburse any individual for any excise taxes, interest or penalties incurred pursuant to Section 409A of the Code.

(j) Except as would not reasonably be expected to result in a material Liability to the Company, each individual who is classified by the Company as an independent contractor has been properly classified for purposes of participation and benefit accrual under each Benefit Plan.

(k) Except as set forth in Section 3.20(k) of the Disclosure Schedules, neither the execution of this Agreement nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, officer, employee, independent contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend or terminate any Benefit Plan; (iv) increase the amount payable under or result in any other material obligation pursuant to any Benefit Plan; (v) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code; (vi) require a “gross-up” or other payment to any “disqualified individual” within the meaning of Section 280G(c) of the Code; or (vii) result in a Change in Control Payment. The Company has Made Available (or will make available prior to the Closing) to Parent true and complete copies of any Section 280G calculations prepared (whether or not final) with respect to any disqualified individual in connection with the Mergers.

(l) Each Company Option has been granted in compliance with applicable Law and has an exercise price that equals or exceeds the fair market value of a share of Company Common Stock as of the date of grant of such Company Option (and as of any later modification thereof within the meaning of Section 409A of the Code), as determined in accordance with Section 409A of the Code. With respect to each Company Option, (i) the grant of such Company Option was duly authorized no later than the date on which the grant of such Company Option was by its terms to be effective by all necessary action, including, as applicable, approval by the Company Board (or a duly constituted and authorized committee thereof), and any required stockholder approval by the necessary number of votes or written consents, (ii) the award agreement governing such grant was duly executed and delivered by each party thereto promptly following the date of grant, and (iii) each such grant was made in accordance with the terms of the Company Stock Incentive Plan and in all material respects with all applicable Laws.

(m) Each Benefit Plan maintained or contributed to by the Company or any Subsidiary under the Law or applicable custom or rule of the relevant jurisdiction outside of the United States (each such Benefit Plan, a “Foreign Plan”) is listed in Section 3.20(m) of the Disclosure Schedules. Each such Foreign Plan (i) is in material compliance with the provisions of applicable Law of each jurisdiction in which such Foreign Plan is maintained, (ii) has been administered in all material respects at all times in accordance with its terms and applicable Laws, and (iii) has obtained from the Governmental Entity having jurisdiction with respect to such Foreign Plan any required determinations, if any, that such Foreign Plan is in compliance in all material respects with the Laws of the relevant jurisdiction if such determinations are required in order to give effect to such Foreign Plan. No Foreign Plan has unfunded liabilities that will not be offset by insurance or that are not fully accrued on the financial statements of the Company.

Section 3.21 Employment Matters.

(a) Section3.21 (a)(i) of the Disclosure Schedules contains a list of all persons who are employees, independent contractors or consultants of the Company or a Subsidiary as of the date hereof, including any employee who is on a leave of absence of any nature, paid or unpaid, authorized or unauthorized, and sets forth for each such individual the following: (i) name and hire date; (ii) title or position (including whether full or part time); (iii) current annual base compensation rate; (iv) commission, bonus or other incentive-based compensation; (v) a description of the fringe benefits provided to each such individual as of the date hereof (other than fringe benefits pursuant to the Benefit Plans); (vi) status as exempt or non-exempt from the application of state, federal or foreign wage and hour overtime Laws; (vii) employing entity; and (viii) principal work location; and (ix) any notice period entitlements. Except as

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set forth in Section 3.21(a)(ii) of the Disclosure Schedules, as of the date hereof, all compensation, including wages, commissions and bonuses, payable to all employees, independent contractors or consultants of the Company or a Subsidiary for services performed on or prior to the date hereof have been paid in full (or accrued in full on the unaudited balance sheet contained in the Closing Statement).

(b) Except as set forth in Section 3.21(b) of the Disclosure Schedules, neither the Company nor any Subsidiary is, or has been in the past three (3) years, a party to, bound by, or negotiating any collective bargaining agreement or other Contract with a union, works council or labor organization (collectively, “Union”), and there is not, and has not been for the past three (3) years, any Union representing or purporting to represent any employee of the Company or a Subsidiary, and, to the Company’s Knowledge, no Union or group of employees is seeking or has sought to organize employees for the purpose of collective bargaining. Except as set forth in Section 3.21(b) of the Disclosure Schedules, there has never been, nor has there been any threat of, any strike, slowdown, work stoppage, lockout, concerted refusal to work overtime or other similar labor disruption or dispute affecting the Company or a Subsidiary or any employees thereof. Neither the Company nor any Subsidiary has any duty to bargain with any Union.

(c) The Company and its Subsidiaries are and have been in compliance in all material respects with all applicable Laws pertaining to employment and employment practices, including all Laws relating to labor relations, equal employment opportunities, fair employment practices, employment discrimination, harassment, retaliation, reasonable accommodation, disability rights or benefits, immigration, wages, hours, overtime compensation, child labor, hiring, promotion and termination of employees, working conditions, meal and break periods, privacy, health and safety, workers’ compensation, leaves of absence and unemployment insurance. The Company has complied and is in compliance with the requirements of the Immigration Reform and Control Act of 1986. Section3.21(c) of the Disclosure Schedules sets forth a true and complete list of all employees working in the United States who are not US citizens and a description of the legal status under which each such employee is permitted to work in the United States. All employees of the Company who are performing services for the Company or any of the Subsidiaries in countries other than their country of citizenship are legally able to work in such country and are in compliance with all applicable visa requirements and immigration Laws. All individuals characterized and treated by the Company as independent contractors or consultants are properly treated as independent contractors under all applicable Laws. All employees of the Company classified as exempt under the Fair Labor Standards Act and state and local wage and hour laws are properly classified in all material respects. Except as set forth in Section 3.21(c), there are no Actions against the Company pending, or to the Company’s Knowledge, threatened to be brought or filed, by or with any Governmental Entity in connection with the employment of any current or former applicant, employee, consultant, or independent contractor of the Company, including, without limitation, any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage and hours or any other employment-related matter arising under applicable Laws.

Section 3.22 Taxes.

(a) All Tax Returns required to be filed by or with respect to the Company and each of its Subsidiaries have been, timely filed (taking into account all applicable extensions). Such Tax Returns are true, complete and correct in all material respects. All Taxes due and owing by the Company (whether or not shown on any Tax Return) have been timely paid.

(b) The Company and each of the Subsidiaries has withheld and duly and timely paid over to the appropriate Tax authorities each Tax required to have been withheld or paid, including all payroll and similar Taxes, in connection with amounts paid or owing to any employee, independent contractor, creditor, customer, Securityholder or other party under any applicable Law, and complied with all information reporting and backup withholding provisions of applicable Tax Law.

(c) No claim has been made by any Taxing Authority in any jurisdiction where the Company or its Subsidiaries does not file Tax Returns that it is, or may be, subject to Tax by that jurisdiction.

(d) No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company or its Subsidiaries for which the statute of limitations has not expired.

(e) The amount of Liability for unpaid Taxes of the Company and its Subsidiaries for all periods ending on or before the Balance Sheet Date, does not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) reflected on the Audited Financial Statements. The amount of the Liability for unpaid Taxes of the

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Company and its Subsidiaries for all periods following the end of the recent period covered by the Audited Financial Statements shall not, in the aggregate, exceed the amount of accruals for Taxes (excluding reserves for deferred Taxes) as adjusted for the passage of time in accordance with the past custom and practice of such entity.

(f) Section 3.22(f) of the Disclosure Schedules sets forth:

(i) all variable interest entities reported or required to be reported in connection with any Tax filings of the Company; and

(ii) those years for which examinations by the Taxing Authorities have been completed.

(g) All deficiencies asserted, or assessments made, against the Company or its Subsidiaries as a result of any examinations by any Taxing Authority have been fully paid.

(h) Each of the Company and its Subsidiaries is not a party to any Action by any Taxing Authority. There are no pending or threatened Actions by any Taxing Authority.

(i) The Company has delivered or Made Available to Parent copies of all federal, state, local and foreign income, franchise and similar Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by, the Company or its Subsidiaries for all Tax periods for which the statute of limitations remains open.

(j) There are no Encumbrances for Taxes (other than for current Taxes not yet due and payable) upon the assets of the Company or its Subsidiaries.

(k) Neither the Company nor any of its Subsidiaries is, or has been, a party to, or bound by, any Tax indemnity, Tax sharing or Tax allocation agreement (other than commercial agreements entered into with third parties in the ordinary course of business consistent with past practice, the principal purpose of which is not related to Taxes).

(l) No private letter rulings, technical advice memoranda or similar agreement or rulings have been requested, entered into or issued by any Taxing Authority with respect to the Company or its Subsidiaries.

(m) Neither the Company nor any of its Subsidiaries has been a member of an affiliated, combined, consolidated or unitary Tax group for Tax purposes of which the Company was not the ultimate parent corporation. Neither the Company nor any of its Subsidiaries has any Liability for Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local or foreign Law), as transferee or successor, by contract (other than pursuant to commercial agreements entered into with third parties in the ordinary course of business, the principal purpose of which is not related to Taxes) or otherwise.

(n) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item or deduction from, taxable income for taxable period or portion thereof ending after the Closing Date as a result of:

(i) any change in a method of accounting under Section481 of the Code (or any comparable provision of state, local or foreign Tax Laws) made prior to the Closing, or use of an improper method of accounting prior to the Closing, for a taxable period ending on or prior to the Closing Date;

(ii) an installment sale or open transaction occurring prior to the Closing;

(iii) a prepaid amount received prior to Closing;

(iv) any closing agreement under Section 7121 of the Code, or similar provision of state, local or foreign Law entered into prior to the Closing;

(v) any intercompany transaction or excess loss account described in Section 1502 of the Code (or any corresponding provision of state, local or foreign Tax law);

(vi) any election under Section 108(i) of the Code made prior to the Closing; or

(vii) election pursuant to Section 965 of the Code, or similar provision of state, local or foreign Law entered into prior to the Closing.

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(o) The Company is not, nor has it been, a United States real property holding corporation (as defined in Section 897(c)(2) of the Code) during the applicable period specified in Section 897(c)(1)(a) of the Code.

(p) Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(q) Neither the Company nor any of its Subsidiaries is, or has been, a party to, or a promoter of, a transaction that is or is substantially similar to a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011 4(b), or any other transaction requiring disclosure under analogous provisions of state, local or foreign Tax law.

(r) Except as provided in Section 3.22(f) of the Disclosure Schedules, neither the Company nor any of its Subsidiaries is a partner for Tax purposes with respect to any joint venture, partnership, or other arrangement or Contract which is treated as a partnership for Tax purposes. No entity classification election pursuant to Treasury Regulations Section 301.7701-3 has been filed with respect to the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has elected at any time to be treated as an S corporation within the meaning of Sections 1361 or 1362 of the Code.

(s) The Company is not, has not been and immediately prior to the Effective Time will not be, treated as an “investment company” within the meaning of Section 368(a)(2)(F) of the Code.

(t) The Company is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.

Section 3.23 Books and Records. The minute books and stock record books of the Company, all of which have been Made Available to Parent, are complete and correct and have been maintained in accordance with sound business practices. The minute books of the Company contain accurate and complete records of all meetings, and actions taken by written consent of, the Shareholders, the Company Board and any committees of the Company Board, and no meeting, or action taken by written consent, of any such Shareholders, Company Board or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

Section 3.24 Anti-Corruption Compliance.

(a) For the previous five (5) years, neither the Company nor any Subsidiary has offered or given, and to the Company’s Knowledge, no director, officer, employee or other agent of the Company or any of its Subsidiaries or any other Person has offered or given on behalf of any of the Company or any Subsidiary, anything of value to: (i) any official of a Governmental Entity, any political party or official thereof, or any candidate for political office or (ii)any other Person, in any such case while knowing or having reason to know that all or a portion of such money or thing of value may be offered, given or promised, directly or indirectly, to any official of a Governmental Entity or candidate for political office, in each case in violation of the Anti-Bribery Laws.

(b) The Company and each Subsidiary has instituted and maintain policies and procedures reasonably designed to ensure compliance in all material respects with the Anti-Bribery Laws.

(c) There are no current or pending internal investigations, audits or reports, or to the Company’s Knowledge, third party investigations (including by any Governmental Entity), external audits, or external reports that address any material allegations or information concerning possible material violations of the Anti-Bribery Laws related to the Company or any Subsidiary.

Section 3.25 Sanctions and International Trade Compliance.

(a) The Company and each Subsidiary (i) is, and has been for the past five (5) years, in compliance with all applicable International Trade Laws and Sanctions Laws, and (ii) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made any material filings with, any Governmental Entity for the import, export, re-export, deemed export, deemed re-export, or transfer required under the International Trade Laws and Sanctions Laws (the “Export Approvals”). There are no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or legal proceedings against the Company or any of its Subsidiaries related to any applicable International Trade Laws or Sanctions Laws or any Export Approvals.

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(b) Neither the Company nor any Subsidiary nor any of its or their respective directors, officers, employees or any of the Company’s or any Subsidiary’s respective agents, representatives or other Persons associated with or acting on behalf of the Company or any of its Subsidiaries (i) is, or has during the past five (5) years been, a Sanctioned Person or (ii) has transacted business directly or indirectly with any Sanctioned Person or in any Sanctioned Country to the extent it violated International Trade Laws and Sanctions Laws.

Section 3.26 Related Party Transactions. No executive officer or director of the Company or any Person owning five percent (5%) of the Shares (or any of such Person’s immediate family members or Affiliates or associates) is a party to any Contract with or binding upon the Company or any of its assets (other than the Benefit Plans), rights or properties or has any interest in any property owned by the Company or has engaged in any transaction with any of the foregoing within the last twelve (12) months.

Section 3.27 Brokers. Except as set forth in Section 3.27 of the Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of the Company.

Section 3.28 Investment Company Act. The Company is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

Section 3.29 Accredited Investor and Bad Actor Questionnaires. On or prior to the date hereof, each holder of Shares has completed and delivered to the Company an Accredited Investor Questionnaire substantially in the form attached hereto as Exhibit K, and the Company has taken reasonable steps to verify (i) that each holder of outstanding Shares is an “accredited investor” for purposes of Rule 506(c) of Regulation D promulgated under the Securities Act, and (ii) the absence of “bad actors” for the purpose of reliance on Rule 506 of Regulation D promulgated under the Securities Act.

Section 3.30 CFIUS. To the knowledge of the Company, it does not currently produce, design, test, manufacture, fabricate, or develop any “critical technologies” within the meaning of the Defense Production Act of 1950, and it does not have any current intention of engaging in such activities in the future.

Section 3.31 Expenses. Section 3.31 of the Company Disclosure Schedule sets forth an estimated amount of fees and expenses accrued or payable at signing and a projected amount of fees and expenses to be payable by Closing (including fees and expenses of accountants, counsel, investment banks and other advisors and consultants) incurred by or on behalf of the Company or any controlled Affiliate of the Company, or for which the Company or any such Affiliate is otherwise liable, at or prior to the Closing in connection with (a) the preparation, negotiation and execution of this Agreement and the Ancillary Documents, the performance and consummation of the Mergers and the other transactions contemplated hereby and thereby.

Section 3.32 Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any report, form, registration or other filing made with any Governmental Entity (including the SEC) with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Statement; or (c) in the mailings or other distributions to the Parent’s stockholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in any of the signing press release, the signing filing, the Closing press release and the Closing filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Parent or its Affiliates.

Section 3.33 Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition or assets of Parent, Merger Sub 1

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and Merger Sub 2, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Parent, Merger Sub 1 and Merger Sub 2 for such purpose. The Company acknowledges and agrees that none of the Parent, Merger Sub 1 and Merger Sub 2 nor any of their respective Subsidiaries, Affiliates, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Article IV (as modified by the Disclosure Schedules) or any Ancillary Document, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of Parent, Merger Sub 1 or Merger Sub 2, and the Company specifically disclaims that it is relying upon or has relied upon any representations or warranties beyond those expressly given in Article IV (as modified by the Disclosure Schedules) or any Ancillary Document that may have been made by any Person, and acknowledges and agrees that Parent has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.

Section 3.34 No Other Representations. Notwithstanding anything contained in this Article III or any other provision hereof, each of Parent, Merger Sub 1 and Merger Sub 2 acknowledge and agree that neither the Company nor any of its Subsidiaries, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Article III (as modified by the Disclosure Schedules) or in any Ancillary Document, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or any of its Subsidiaries, and each of Parent, Merger Sub 1 and Merger Sub 2 specifically disclaims that it is relying upon or has relied upon any representations or warranties beyond those expressly given in Article III (as modified by the Disclosure Schedules) or in any Ancillary Document that may have been made by any Person, and acknowledges and agrees that the Company has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.

Article IV.
Representations and Warranties of Parent, Merger Sub 1 and
Merger Sub 2

Except as set forth (i) in the correspondingly numbered Section of the Disclosure Schedules or (ii) the SEC Reports that are available on the SEC’s website through EDGAR (other than disclosures in the “Risk Factors” or “Special Notes Regarding Forward-Looking Statements” sections of such reports and other disclosures that are similarly predictive or forward-looking in nature), provided, however, that for purposes of this clause (ii), (1) the relevance of the applicable disclosure or an exception to the applicable representation and warranties would be reasonably apparent on its face, and (2) nothing disclosed in such SEC Reports shall be deemed to be a qualification of, or modification to, the representations and warranties set forth in Section 4.01 and Section 4.02, Parent, Merger Sub 1 and Merger Sub 2 represent and warrant to the Company that the statements contained in this Article IV are true and correct.

Section 4.01 Organization and Authority of Parent, Merger Sub 1 and Merger Sub 2. Each of Parent and Merger Sub 1 is a corporation, and Merger Sub 2 is a limited liability company, in each case duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and each of Parent, Merger Sub 1 and Merger Sub 2 is duly licensed and qualified to do business and is in good standing in each jurisdiction in which its properties owned or leased by it or the operation of its business as currently conducted makes such licensing or qualification necessary and where the failure to so license or qualify would materially affect Parent, Merger Sub 1, Merger Sub 2 or their respective operations. Subject to obtaining the Required Parent Stockholder Approval, each of Parent, Merger Sub 1 and Merger Sub 2 has full corporate power and authority to enter into and perform its obligations under this Agreement and the Ancillary Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, subject to obtaining the Required Parent Stockholder Approval. Subject to obtaining the Required Parent Stockholder Approval, the execution, delivery and performance by Parent, Merger Sub 1 and Merger Sub 2 of this Agreement and any Ancillary Document to which they are a party and the consummation by Parent, Merger Sub 1 and Merger Sub 2 of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate or limited liability company action on the part of Parent, Merger Sub 1 and Merger Sub 2 and, other than the Required Parent Stockholder Approval, no other corporate proceedings on the part of Parent, Merger Sub 1 and Merger Sub 2 are necessary to authorize the execution, delivery and performance of this Agreement or to consummate the Mergers and the other transactions contemplated hereby and thereby. Subject to obtaining the Required Parent Stockholder Approval, this Agreement has been duly executed and delivered by Parent, Merger Sub 1 and Merger Sub 2, and (assuming due authorization, execution and delivery by each other party hereto) this Agreement constitutes a legal, valid and binding obligation of Parent, Merger Sub 1 and Merger Sub 2 enforceable against Parent, Merger Sub 1 and Merger Sub 2 in accordance with its terms. When each Ancillary

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Document to which Parent, Merger Sub 1 or Merger Sub 2 is or will be a party has been duly executed and delivered by Parent, Merger Sub 1 or Merger Sub 2 (assuming due authorization, execution and delivery by each other party thereto), such Ancillary Document will constitute a legal and binding obligation of Parent, Merger Sub 1 or Merger Sub 2 enforceable against it in accordance with its terms.

Section 4.02 No Conflicts; Consents. The execution, delivery and performance by Parent, Merger Sub 1 and Merger Sub 2 of this Agreement and the Ancillary Documents to which they are parties, and the consummation of the transactions contemplated hereby and thereby, including the Mergers, do not and will not: (i) conflict with or result in a violation or breach of, or default under, any provision of the articles of incorporation, bylaws or other organizational documents of Parent, Merger Sub 1 or Merger Sub 2; (ii) conflict with or result in a violation or breach of any provision of any material Law or Governmental Order applicable to Parent, Merger Sub 1 or Merger Sub 2; (iii) require the consent, notice or other action by any Person under, constitute a default or an event that, with or without notice or lapse of time or both, would constitute a default under, result in the acceleration of or create in any party the right to accelerate, terminate, modify or cancel any Contract to which Parent, Merger Sub 1 or Merger Sub 2 is a party or by which Parent, Merger Sub 1 or Merger Sub 2 is bound or to which any of their respective properties and assets are subject or any Permit affecting their respective properties, assets or business; or (iv) result in the creation or imposition of any Encumbrance other than Permitted Encumbrances on any properties or assets of Parent, Merger Sub 1 or Merger Sub 2. Except as set forth in Schedule 2, no consent, approval, Permit, Governmental Order, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent, Merger Sub 1 or Merger Sub 2 in connection with the execution, delivery and performance of this Agreement and the Ancillary Documents and the consummation of the transactions contemplated hereby and thereby other than (a) the HSR Approval and such other filings as contemplated by this Agreement, (b) any filings required with Nasdaq or the SEC with respect to the transactions contemplated by this Agreement, (c) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder.

Section 4.03 No Prior Merger Sub 1 or Merger Sub 2 Operations. Merger Sub 1 and Merger Sub 2 were formed solely for the purpose of effecting the Mergers and have not engaged in any business activities or conducted any operations other than in connection with the transactions contemplated hereby.

Section 4.04 Trust Account. As of the date hereof, Parent has at least $223,915,741 in the account established by Parent for the benefit of its public stockholders (the “Trust Account”). As of the date hereof and as of immediately prior to the Closing, Parent has or will have at least $5,000,001 (the “Minimum Trust Amount”) in the Trust Account, with such funds invested in United States Government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and held in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of October 4, 2018, by and between Parent and the Trustee (the “Trust Agreement”). Other than pursuant to the Trust Agreement, the obligations of Parent or any Affiliate of Parent under this Agreement are not subject to any conditions, limitations or restrictions regarding the Parent’s, its Affiliates’, or any other Person’s ability to obtain financing for the consummation of the transactions contemplated by this Agreement nor, as of the date hereof, are there any Actions or legal proceedings pending, or to the knowledge of Parent, threatened with respect to the Trust Account.

Section 4.05 Brokers. Except as set forth in Section 4.05 of the Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement or any Ancillary Document based upon arrangements made by or on behalf of Parent, Merger Sub 1 or Merger Sub 2.

Section 4.06 Legal Proceedings. Except as set forth in Section 4.06 of the Disclosure Schedules, there are no Actions pending or, to Parent’s, Merger Sub 1’s or Merger Sub 2’s knowledge, threatened against or by Parent, Merger Sub 1 or Merger Sub 2 that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement. No event has occurred or circumstances exist that may give rise or serve as a basis for any such Action.

Section 4.07 Independent Investigation. Parent, Merger Sub 1 and Merger Sub 2 have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition or assets of the Company and the Subsidiaries, and acknowledge that they have been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Company and the Subsidiaries for such purpose. Each of Parent, Merger Sub 1 and Merger Sub 2 acknowledge and agree that neither the Company nor any of its Subsidiaries, agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Article III (as modified by the Disclosure Schedules) or any Ancillary

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Document, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or any of its Subsidiaries, and each of Parent, Merger Sub 1 and Merger Sub 2 specifically disclaims that it is relying upon or has relied upon any representations or warranties beyond those expressly given in Article III (as modified by the Disclosure Schedules) or any Ancillary Document that may have been made by any Person, and acknowledges and agrees that the Company has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.

Section 4.08 Capitalization of Parent.

(a) As of the date hereof, the authorized share capital of Parent consists of (i) 100,000,000 shares of Class A Common Stock, of which 22,640,000 shares are issued and outstanding as of the date of this Agreement), (ii) 10,000,000 shares of Class B Common Stock, of which 5,500,000 shares are issued and outstanding as of the date of this Agreement, and (iii) 1,000,000 preferred shares (“Parent Preferred Shares”) of par value $0.0001 each, of which no shares are issued and outstanding as of the date of this Agreement ((i), (ii) and (iii) collectively, the “Parent Securities”). All Parent Securities (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the Parent Organizational Documents and (2) any other applicable contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Parent’s Organizational Documents or any Contract to which Parent is a party or otherwise bound.

(b) As of the date hereof, Parent has 265,000 warrants to purchase shares of Parent Common Stock outstanding (the “Parent Warrants”). The Parent Warrants are, and after giving effect to the Initial Merger will be, exercisable for one share of Parent Common Stock at an exercise price of $11.50 per share. No Parent Warrants are exercisable until the Closing. All outstanding Parent Warrants (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the Parent Organizational Documents and (2) any other applicable contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Parent’s Organizational Documents or any Contract to which Parent is a party or otherwise bound.

(c) Except for the Parent Warrants, and as set forth in this Section 4.08, or as contemplated by this Agreement or the other documents contemplated hereby, Parent has not granted any outstanding options, stock appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for Parent Securities, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, for the repurchase or redemption of any Parent Securities or the value of which is determined by reference to the Parent Securities, and there are no Contracts of any kind which may obligate Parent to issue, purchase, redeem or otherwise acquire any of its Parent Securities.

(d) The Share Consideration, when issued in accordance with the terms hereof, shall be duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable state and federal securities Laws and not subject to, and not issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, the Parent Organizational Documents or any Contract to which Parent is a party or otherwise bound.

(e) Parent has no Subsidiaries apart from Merger Sub 1 and Merger Sub 2, and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any Person, whether incorporated or unincorporated. Parent is not party to any Contract that obligates Parent to invest money in, loan money to or make any capital contribution to any other Person.

Section 4.09 SEC Filings and Parent Financials.

(a) The Parent, since its formation, has timely filed all forms, reports, schedules, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Parent with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto, and will file all such forms, reports, schedules, statements and other documents required to be filed subsequent

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to the date of this Agreement. Except to the extent available on the SEC’s web site through EDGAR, the Parent has delivered to the Company copies in the form filed with the SEC of all of the following: (i) the Parent’s annual reports on Form 10- K for each fiscal year of the Parent beginning with the first year the Parent was required to file such a form, (ii) the Parent’s quarterly reports on Form 10-Q for each fiscal quarter that the Parent filed such reports to disclose its quarterly financial results in each of the fiscal years of the Parent referred to in clause (i) above, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Parent with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports (x) were prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and SOX, as the case may be, and the rules and regulations thereunder and (y) did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Public Certifications are each true as of their respective dates of filing. As used in this Section 4.09, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Parent Securities are listed on Nasdaq, (B) the Parent has not received any written deficiency notice from Nasdaq relating to the continued listing requirements of such Parent Securities, (C) there are no Actions pending or, to the Knowledge of the Parent, threatened against the Parent by the Financial Industry Regulatory Authority with respect to any intention by such entity to suspend, prohibit or terminate the quoting of such Parent Securities on Nasdaq, (D) such Parent Securities are in compliance in all material respects with all of the applicable listing and corporate governance rules of Nasdaq and (E) there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SEC Reports.

(b) The financial statements and notes of the Parent contained or incorporated by reference in the SEC Reports (the “Parent Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Parent at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) US GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(c) Except as and to the extent reflected or reserved against in the Parent Financials, the Parent has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with US GAAP that is not adequately reflected or reserved on or provided for in the Parent Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with US GAAP that have been incurred since the Parent’s formation in the ordinary course of business.

Section 4.10 Information Supplied. None of the information supplied or to be supplied by Parent expressly for inclusion or incorporation by reference: (a) in any report, form, registration or other filing made with any Governmental Entity (including the SEC) with respect to the transactions contemplated by this Agreement or any Ancillary Documents; or (b) in the Proxy Statement will, when filed, made available or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by Parent expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Press Release and the Closing Filing will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Company or its Affiliates.

Section 4.11 Indebtedness. Parent has no Indebtedness.

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Section 4.12 Solvency; Intermediate Corporation and Surviving Company After the Mergers. After giving effect to the Initial Merger, assuming the accuracy of the representations and warranties in Article III and assuming the conditions set forth in Sections 7.01(h) and 7.02(h) are satisfied, at and immediately after the Effective Time, each of Parent, the Intermediate Corporation and the Surviving Company and its Subsidiaries (i) will be solvent (in that both the fair value of its assets will not be less than the sum of its debts and that the present fair saleable value of its assets will not be less than the amount required to pay its probable liability on its recourse debts as they mature or become due); (ii) will have adequate capital and liquidity with which to engage in its business and all businesses in which it is about to engage; and (iii) will not have incurred and does not plan to incur debts beyond its ability to pay as they mature or become due.

Section 4.13 Tax Treatment. Parent is not aware of any fact or circumstance that could reasonably be expected to prevent the Mergers from qualifying as a tax-free “reorganization” within the meaning of Section 368(a) of the Code.

Section 4.14 Expenses. Section 4.14 of the Parent Disclosure Schedule sets forth an estimated amount of fees and expenses accrued or payable at signing and a projected amount of fees and expenses to be payable by Closing (including fees and expenses of accountants, counsel, investment banks and other advisors and consultants) incurred by or on behalf of Parent or any controlled Affiliate of Parent, or for which Parent or any such Affiliate is otherwise liable, at or prior to the Closing in connection with (a) the preparation, negotiation and execution of this Agreement and the Ancillary Documents, the performance and consummation of the Mergers and the other transactions contemplated hereby and thereby, and (b) any other fees and expenses of any other third parties unpaid as of signing or expected to be unpaid as of the Closing.

Section 4.15 No Other Representations. Notwithstanding anything contained in this Article IV or any other provision hereof, the Company acknowledges and agrees that neither Parent, Merger Sub 1, Merger Sub 2 or their agents or representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given in Article IV or in any Ancillary Document, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Parent, Merger Sub 1 or Merger Sub 2, and the Company specifically disclaims that it is relying upon or has relied upon any representations or warranties beyond those expressly given in Article IV or in any Ancillary Document that may have been made by any Person, and acknowledges and agrees that the each of Parent, Merger Sub 1 or Merger Sub 2 has specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by any Person.

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Article V.
Covenants

Section 5.01 Company Conduct of Business Prior to the Closing.

(a) From the date hereof until the earlier of the Closing or termination of this Agreement pursuant to Article IX (the “Pre-Closing Period”), except as otherwise provided in this Agreement or consented to in writing by Parent, the Company shall, and shall cause the Subsidiaries to, (i) conduct the business of the Company and the Subsidiaries, as applicable, in the ordinary course of business in a manner consistent with past practice; and (ii)use reasonable best efforts to (A) maintain and preserve intact the current organization, business and franchise of the Company and the Subsidiaries and to preserve the rights, franchises, goodwill and relationships of its and their employees, customers, lenders, suppliers, regulators and others having material business relationships with the Company or any Subsidiary; (B) preserve and maintain all of its Permits that are material to the Company’s business, (C) pay its debts and other obligations (other than Taxes, which are addressed in Section 6.04(a)) in a timely manner consistent with past practice and (D) preserve its cash and expenses in the ordinary course of business.

(b) During the Pre-Closing Period, without limiting the generality of the foregoing, from and except as may otherwise be expressly required by this Agreement, required under applicable Legal Requirements, or consented to in writing by Parent (which consent shall not be unreasonably withheld), the Company shall not (and shall cause its Subsidiaries not to):

(i) amend, waive, or otherwise change, in any respect, the Company Charter Documents;

(ii) license, assign or transfer any Company IP other than non-exclusive licenses to customers in ordinary course of business consistent with past practice;

(iii) authorize, issue, grant, sell, redeem, repurchase, deliver, dispose of, pledge or otherwise encumber any equity securities of the Company or any Subsidiary (other than (A) pursuant to the exercise of Company Options that have vested and are then exercisable or (B) the conversion of Company Preferred Stock to Common Stock effected in connection with the Closing pursuant to the Company Charter Documents or (C) new hire or promotion equity awards granted to employees below the level of vice president in the ordinary course of business, consistent with past practice); provided, that no such awards shall permit the issuance of shares prior to the date such shares are registered with the Securities and Exchange Commission on Form S-8;

(iv) effect any recapitalization or split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of capital stock of the Company or any Subsidiary, or make, set aside, declare or pay any dividend or other distribution (other than shares underlying Company Options that are granted to new hires and promoted employees in the ordinary course of business consistent with past practice and that are consistent with the proviso in clause (iii)(B) above);

(v) enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

(vi) enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Affiliate of the Company (other than (x) transactions by and among the Company and its Subsidiaries and (y) compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice);

(vii) other than the Specified Acquisitions, (x) make substantive business acquisitions or dispositions, or make material direct investments in the equity or other finance instruments of third-party companies (other than investments in Marketable Securities), establish any Subsidiary or enter into any new line of business or (y) adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(viii) incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise), open a new credit facility, or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(ix) other than payment of the ASL Retention Bonuses, (A) increase the salaries or other compensation or benefits of its Key Employees or Key Executives or (B) increase the salaries or other compensation or benefits of

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employees other than the Key Employees or Key Executives, except as set forth in employment agreements in effect on the date of this Agreement or in the ordinary course of business consistent with past practice;

(x) (A) hire any new employees above the vice-president level other than in the ordinary course of business, consistent with past practice, or (B) establish, adopt, enter into or amend any Benefit Plan other than in the ordinary course of business consistent with past practice;

(xi) enter into any new Contracts or agreements other than (i) Contracts entered into in the ordinary course of business consistent with past practice, (ii) any Contract providing for capital expenditures less than $100,000, or (iii) Contracts providing for payments to the Company or by the Company on an annual basis less than $100,000;

(xii) terminate or amend any Material Contract, in each case other than in the ordinary course of business;

(xiii) waive, release, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby) in excess of $100,000 (individually or in the aggregate) or that otherwise impose non-monetary obligations that are material to the business or operations of the Company and its Subsidiaries;

(xiv) disclose any material trade secrets to third parties other than in the ordinary course of business and pursuant to non-disclosure agreements;

(xv) revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required by applicable Law or required to comply with GAAP and after consulting with the Company’s outside auditors;

(xvi) make, change or revoke any material Tax election, adopt or change any Tax accounting method, request any Tax ruling, enter into any Tax sharing or similar agreement or arrangement (other than an agreement or arrangement not principally relating to Taxes or entered into in the ordinary course of business), amend any Tax Return, settle or compromise any claim, notice, audit report or assessment in respect of material Taxes, enter into any closing agreement with respect to any Tax, surrender any right to claim a material Tax refund, consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment; and

(xvii) take or permit any action that would cause any of the changes, events or conditions described in Section 5.01(b)(i) to (xvi) to occur.

(c) Without in any way limiting the effect of the restrictions in this Section 5.01 or any other consent rights of Parent, Merger Sub 1 and Merger Sub 2 contained herein, each of Parent, Merger Sub 1 and Merger Sub 2 acknowledges and agrees that (i) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or the Company’s Subsidiaries’ operations during the Pre-Closing Period, and (ii) during the Pre-Closing Period, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over it and its Subsidiaries’ operations.

Section 5.02 Parent Conduct of Business Prior to the Closing.

(a) During the Pre-Closing Period, Parent shall, and shall cause each of Merger Sub 1 and Merger Sub 2 to, except as contemplated by this Agreement, as set forth on Schedule 5.02 or as consented to by the Company in writing (which consent shall not be unreasonably withheld), operate its business in the ordinary course and consistent with past practice.

(b) Without limiting the generality of the foregoing, except as set forth on Schedule 5.02 or consented to by Company in writing (which consent shall not be unreasonably withheld), Parent shall not, and Parent shall cause each of Merger Sub 1 and Merger Sub 2 not to, except as otherwise contemplated by this Agreement:

(i) change or amend the Organizational Documents of Parent, Merger Sub 1 or Merger Sub 2, except as otherwise required by Law;

(ii) (A) make or declare any dividend or distribution to the stockholders of Parent or make any other distributions in respect of any of Parent’s, Merger Sub 1’s or Merger Sub 2’s capital stock or equity interests, (B) split, combine, reclassify or otherwise amend any terms of any shares or series of Parent’s, Merger Sub 1’s or Merger Sub 2’s capital stock or equity interests or (C) purchase, repurchase, redeem or otherwise acquire any issued and outstanding

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share capital, outstanding shares of capital stock, membership interests, warrants or other equity interests of Parent, Merger Sub 1 or Merger Sub 2, other than a redemption of Parent Common Stock made as part of the Redemption;

(iii) incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries or guaranty any debt securities of another Person, other than any Indebtedness or guarantee (x) incurred in the ordinary course of business or (y) incurred between Parent and either Merger Sub 1 or Merger Sub 2;

(iv) except as contemplated by Section 5.21, (A) issue any Parent Securities or securities exercisable for or convertible into Parent Securities, other than the issuance of the Share Consideration, or (B) grant any additional options, warrants or stock appreciation rights with respect to Parent Securities not outstanding on the date hereof;

(v) enter into any new Contracts or agreements other than Contracts (x) entered into in connection with this Agreement or the transactions contemplated hereby or (y) providing for payments to the Company or by the Company on an annual basis less than $100,000; or

(vi) enter into any agreement, or otherwise become obligated, to do any action prohibited under this Section 5.02(b).

Section 5.03 Use of Proceeds. Immediately following the Closing, Parent shall expend any funds remaining in the Trust Account following the Closing in the following order:

(a) first, towards payment of the Cash Consideration;

(b) second, towards payment of any accrued and unpaid expenses incurred by Parent and the Company’s Transaction Expenses, including all Transaction Expenses in connection with or in preparation of the transactions contemplated by this Agreement; and

(c) third, for working capital and general corporate purposes of the Surviving Company, including, if applicable, the payment of any Indebtedness of the Company that remains unpaid as of the Closing.

Section 5.04 Access to Information.

(a) During the Pre-Closing Period, except for any information that is subject to attorney-client privilege or other privilege from disclosure (provided that, to the extent possible, the parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege), the Company shall (i) afford Parent and its Representatives reasonable access during normal business hours to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data (including Tax Returns, internal working papers, client files, client Contracts and director service agreements) related to the Company; (ii) upon Parent’s request, furnish Parent and its Representatives with such financial, operating and other data and information related to the Company as Parent or any of its Representatives may reasonably request; (iii) upon Parent’s request, furnish Parent and its Representatives with monthly reports regarding the headcount and staff costs of Company personnel; and (iv) instruct the Representatives of the Company to reasonably cooperate with Parent in its investigation of the Company. Any investigation pursuant to this Section 5.04(a) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. No investigation by Parent or other information received by Parent shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company in this Agreement.

(b) During the Pre-Closing Period, except for any information that is subject to attorney-client privilege or other privilege from disclosure (provided that, to the extent possible, the parties shall cooperate in good faith to permit disclosure of such information in a manner that preserves such privilege), the Parent shall (i) afford the Company and its Representatives reasonable access during normal business hours to and the right to inspect all of the Real Property, properties, assets, premises, books and records, Contracts and other documents and data (including Tax Returns, internal working papers, client files, client Contracts and director service agreements) related to the Parent; (ii) upon the Company’s request, furnish the Company and its Representatives with such financial, operating and other data and information related to the Parent as Company or any of its Representatives may reasonably request; and (iii) instruct the Representatives of the Parent to cooperate with the Company in its investigation of Parent. Any investigation pursuant to this Section 5.04(b) shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Parent. No investigation by the Company or other information received by the Company

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shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Parent in this Agreement.

(c) Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Mutual Nondisclosure Agreement dated November 18, 2018, which shall survive the termination of this Agreement in accordance with the terms set forth therein, and which is hereby incorporated by reference.

Section 5.05 No Solicitation of Other Bids.

(a) The Company and Parent shall not, and shall not authorize or permit any of their respective Affiliates or any of their Representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; (iii)except as otherwise required by law, provide any non-public confidential or proprietary information regarding the Company, Parent or any of their Subsidiaries to any Person that would reasonably be expected to encourage or facilitate an Acquisition Proposal; (iv) enter into any agreement that would reasonably be expected to cause the Company, Parent or their Securityholders to abandon, terminate or fail to consummate the Merger; or (v) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal. The Company and Parent shall immediately cease and cause to be terminated, and shall cause their respective Affiliates and all of their Representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that would reasonably be expected lead to, a possible Acquisition Proposal. Notwithstanding the foregoing, that each of the Company, Parent, Merger Sub 1 and Merger Sub 2 hereby acknowledges that prior to the date hereof, the Company, Parent and their respective Affiliates, and their Representatives have provided information relating to Parent, the Company and the Subsidiaries and have afforded access to, and engaged in discussions with, other Persons in connection with Acquisition Proposals and that such information, access, and discussions could reasonably enable another Person to form a basis for an Acquisition Proposal without any breach by Parent and the Company of this Section 5.05. For purposes hereof, “Acquisition Proposal” shall mean (A) with respect to the Company any inquiry, proposal or offer from any Person (other than Parent or any of its Affiliates) concerning (i) a merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company; (ii) issuance or sale of 5% or more of the outstanding equity securities of the Company or any of its Subsidiaries (other than (x) issuances or sale of equity securities of the Company in connection with a Specified Acquisition or (y) issuances or sale of equity securities of Parent or its Affiliates following the Closing) or (iii) the sale, lease, exchange or other disposition of any significant portion of the Company’s properties or assets and (B) with respect to Parent any inquiry, proposal or offer to any Person (other than the Company or its Subsidiaries) concerning a Business Combination.

(b) In addition to the other obligations under this Section 5.05, the Company and Parent shall promptly (and in any event within three (3) Business Days after receipt thereof by the Company, Parent or their respective Representatives) advise Parent or the Company, as applicable, orally and in writing of any Acquisition Proposal, any request for information with respect to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal, and the identity of the Person making the same.

(c) The Company and Parent agree that the rights and remedies for noncompliance with this Section 5.05 shall include having such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach shall cause irreparable injury to Parent and the Company respectively and that money damages would not provide an adequate remedy to Parent and the Company respectively.

Section 5.06 Shareholder Approval.

(a) As promptly as practicable, and in any event within two (2) Business Days, following the receipt of the ASL Approval, the Company shall obtain and deliver to Parent the written consents of its Shareholders sufficient to achieve the Requisite Company Vote (the “Written Consent”), which such Written Consent is in accordance with the Company Charter Documents and the CGCL. The materials submitted to the Shareholders in connection with the receipt of the Written Consent shall include the Company Board Recommendation and a definitive copy of this Agreement.

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(b) Within ten (10) Business Days of the receipt of the Written Consent, the Company shall prepare and mail a notice (the “Shareholder Notice”) to every Shareholder that did not execute the Written Consent. The Shareholder Notice shall (i) be a statement to the effect that the Company Board determined that the Mergers are advisable in accordance with Section 1200 of the CGCL and in the best interests of the Shareholders and approved and adopted this Agreement, the Mergers and the other transactions contemplated hereby, (ii) provide the Shareholders to whom it is sent with notice of the actions taken in the Written Consent, including the approval and adoption of this Agreement, the Mergers and the other transactions contemplated hereby in accordance with Section 603 of the CGCL and the bylaws of the Company, and (iii) notify such Shareholders of their dissent and appraisal rights pursuant to Chapter 13 of the CGCL. The Shareholder Notice shall include therewith a copy of Sections 1300, 1302, 1303, and 1304 of the CGCL and all such other information as Parent shall reasonably request, and shall be sufficient in form and substance to start the thirty (30) day period during which a Shareholder must demand appraisal of such Shareholder’s Shares as contemplated by Section 1301 of the CGCL. All materials submitted to the Shareholders in accordance with this Section 5.06(a) shall be subject to Parent’s advance review and reasonable approval.

Section 5.07 Notice of Certain Events.

(a) During the Pre-Closing Period, the Company shall promptly notify Parent in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) has resulted in, or would reasonably be expected to result in, any representation or warranty made by the Company hereunder not being true and correct in a manner that resulted in, or would reasonably be expected to result in, the failure of the condition set forth in Section 7.02(a) to not be satisfied, or (C) has resulted in, or would reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.02 to be satisfied;

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; and

(iv) any Actions commenced or, to the Company’s Knowledge, threatened against, relating to or involving or otherwise affecting the Company that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.17 or that relates to the consummation of the transactions contemplated by this Agreement.

Parent’s receipt of information pursuant to this Section 5.07(a) shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by the Company in this Agreement (including Section 8.02 and Section 9.01(b)) and shall not be deemed to amend or supplement the Disclosure Schedules. The unintentional failure by the Company to give notice under this Section 5.07(a) shall not be deemed to be a breach of covenant under this Section 5.07(a), but instead shall, to the extent applicable, constitute only a breach of the underlying representation, warranty, covenant, condition or agreement, as the case may be.

(b) During the Pre-Closing Period, Parent shall promptly notify the Company in writing of:

(i) any fact, circumstance, event or action the existence, occurrence or taking of which (A) has resulted in, or would reasonably be expected to result in, any representation or warranty made by Parent, Merger Sub 1 or Merger Sub 2 hereunder not being true and correct in a manner that resulted in, or would reasonably be expected to result in, the failure of the condition set forth in Section 7.03(a) to not be satisfied, or (B) has resulted in, or would reasonably be expected to result in, the failure of any of the conditions set forth in Section 7.03 to be satisfied;

(ii) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

(iii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

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(iv) any Actions commenced or, to the knowledge of Parent, threatened against, relating to or involving or otherwise affecting Parent or any Affiliate of the Parent that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 4.06 or that relates to the consummation of the transactions contemplated by this Agreement; and

(v) the Trust Account balance being less than 70% of the Trust Account Balance at Signing.

The Company’s receipt of information pursuant to this Section 5.07(b) shall not operate as a waiver or otherwise affect any representation, warranty or agreement given or made by Parent, Merger Sub 1 or Merger Sub 2 in this Agreement; provided that, the unintentional failure by Parent or an Affiliate thereof to give notice under this Section 5.07(b) shall not be deemed to be a breach of covenant under this Section 5.07(b), but instead shall, to the extent applicable, constitute only a breach of the underlying representation, warranty, covenant, condition or agreement, as the case may be.

Section 5.08 Resignations. The Company shall deliver to Parent written resignations, effective as of the Closing Date, of the directors and officers of the Company and, in each case, to the extent requested by Parent.

Section 5.09 Governmental Approvals and Consents.

(a) Each party hereto shall, as promptly as reasonably practicable, (i) make, or cause or be made, all filings and submissions required under any Law applicable to such party or any of its Affiliates; and (ii) use reasonable best efforts to obtain, or cause to be obtained, all consents, authorizations, orders and approvals from all Governmental Entities and applicable securities exchanges that are necessary for its execution and delivery of this Agreement and the performance of its obligations pursuant to this Agreement and the Ancillary Documents to which it is a party. Each party shall cooperate fully with the other party and its Affiliates in promptly seeking to obtain all such consents, authorizations, orders and approvals. The parties hereto shall not wilfully take any action that will have the effect of delaying, impairing or impeding the receipt of any required consents, authorizations, orders and approvals.

(b) The Company, ASL and Parent shall use reasonable best efforts (which shall not require payment by any party hereto) to give all notices to, and obtain all consents from, all third parties that are described in Section 3.03 of the Disclosure Schedules and in Schedule 2 to this Agreement.

(c) Without limiting the generality of the parties’ undertakings pursuant to subsections(a) and (b) above, each of the parties hereto shall use all reasonable best efforts to:

(i) respond to any inquiries by any Governmental Entity or relevant securities exchanges regarding antitrust or other matters with respect to the transactions contemplated by this Agreement or any Ancillary Document to which such party is a party;

(ii) avoid the imposition of any order or the taking of any action that would restrain, alter or enjoin the transactions contemplated by this Agreement or any Ancillary Document; and

(iii) in the event any Governmental Order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement or any Ancillary Document has been issued, to have such Governmental Order vacated or lifted.

(d) All analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals made by or on behalf of any party before any Governmental Entity, relevant securities exchanges or the staff or regulators of any Governmental Entity or relevant securities exchanges, in connection with the transactions contemplated hereunder (but, for the avoidance of doubt, not including any interactions between the Company on the one hand, and Governmental Entities or relevant securities exchanges on the other hand in the ordinary course of business, any disclosure which is not permitted by Law or any disclosure containing confidential information) shall be disclosed to the other parties hereunder in advance of any filing, submission or attendance, it being the intent that the parties will consult and cooperate with one another, and consider in good faith the views of one another, in connection with any such analyses, appearances, meetings, discussions, presentations, memoranda, briefs, filings, arguments, and proposals. Each party shall give notice to the other party with respect to any meeting, discussion, appearance or contact with any Governmental Entity, relevant securities exchanges or the staff or regulators of any

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Governmental Entity or relevant securities exchanges, with such notice being sufficient to provide the other party with the opportunity to attend and participate in such meeting, discussion, appearance or contact.

Section 5.10 Directors and Officers Indemnification and Insurance.

(a) The Company, Parent, Merger Sub 1 and Merger Sub 2 agree that all rights to indemnification, advancement of expenses and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time an officer or director of the Company, Parent, Merger Sub 1 or Merger Sub 2 (each a “D&O Indemnified Party”) as provided in their respective organizational documents, in each case as in effect on the date of this Agreement (the “D&O Indemnification Obligations”), shall be assumed by the Parent and the Surviving Company in the Mergers, without further action, at the Effective Time and shall survive the Mergers and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim. From and after the Effective Time, Parent shall, and shall cause the Surviving Company in the Mergers to, fulfill and honor in all material respects the D&O Indemnification Obligations, without diminishing any right to seek indemnity under Article VIII.

(b) For six (6) years after the Effective Time, to the fullest extent permitted under applicable Law, Parent and the Surviving Company (the “D&O Indemnifying Parties”) shall indemnify, defend and hold harmless each D&O Indemnified Party against all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions in their capacity as such occurring at or prior to the Effective Time (including in connection with the transactions contemplated by this Agreement), and shall reimburse each D&O Indemnified Party for any legal or other expenses reasonably incurred by such D&O Indemnified Party in connection with investigating or defending any such losses, claims, damages, liabilities, fees, expenses, judgments and fines as such expenses are incurred, subject to the Parent’s receipt of an undertaking by such D&O Indemnified Party to repay such legal and other fees and expenses paid in advance if it is ultimately determined in a final and non-appealable judgment of a court of competent jurisdiction that such D&O Indemnified Party is not entitled to be indemnified under applicable Law; provided, however, that neither the Parent nor the Surviving Company will be liable for any settlement effected without such party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(c) At or prior to the Closing, the Surviving Company shall obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with at least the same coverage and amount and containing terms and conditions that are not less advantageous to the directors and officers of Parent, Merger Sub 1 and Merger Sub 2, as the existing policies with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement) (the “Parent D&O Tail Policy”). The Surviving Company shall bear the cost of the Parent D&O Tail Policy. During the term of the Parent D&O Tail Policy, Parent shall not (and shall cause the Surviving Company not to) take any action following the Closing to cause the Parent D&O Tail Policy to be cancelled or any provision therein to be amended or waived.

(d) At or prior to the Closing, the Surviving Company shall obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with at least the same coverage and amount and containing terms and conditions that are not less advantageous to the directors and officers of the Company as the Company’s existing policies with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement) (the “Company D&O Tail Policy”). The Surviving Company shall bear the cost of the Company D&O Tail Policy. During the term of the Company D&O Tail Policy, Parent shall not (and shall cause the Surviving Company not to) take any action following the Closing to cause the Company D&O Tail Policy to be cancelled or any provision therein to be amended or waived.

(e) The obligations of Parent and the Surviving Company under this Section 5.10 shall survive the consummation of the Mergers and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party to whom this Section 5.10 applies without the consent of such affected D&O Indemnified Party (it being expressly agreed that the D&O Indemnified Parties to whom this Section 5.10 applies shall be third-party beneficiaries of this Section 5.10, each of whom may enforce the provisions of this Section 5.10).

(f) In the event Parent, the Surviving Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in

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either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Company, as the case may be, shall assume all of the obligations set forth in this Section 5.10. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.10 is not prior to, or in substitution for, any such claims under any such policies.

Section 5.11 Closing Conditions. From the date hereof until the earlier of the Closing or termination of this Agreement pursuant to Article IX, each party hereto shall use reasonable best efforts to take such actions as are necessary to expeditiously satisfy the closing conditions set forth in Article VII hereof.

Section 5.12 Public Announcements.

(a) The Parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Parent and the Company (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of the SEC or any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b) The Parties shall mutually agree upon and, prior to the commencement of the next trading day following the date of this Agreement, issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, Parent shall file a current report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the third (3rd) Business Day after the execution of this Agreement so long as Parent delivers a draft of such Signing Filing to the Company at least three (3) Business Days prior to such filing deadline)). The Parties shall mutually agree upon and, prior to the commencement of the next trading day following the date of Closing, issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, Parent shall file a current report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws. In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Entity, any relevant securities exchange or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party, any relevant securities exchange and/ or any Governmental Entity in connection with the transactions contemplated hereby. The Company shall use its reasonable best efforts to ensure that, after the date of this Agreement, officers and directors of the Company are available and participate, as reasonably requested by the Parent, in conversations and other marketing activities with current shareholders of the Parent and any prospective investors with the purpose of obtaining the requisite support from the shareholders of the Parent for the transactions contemplated by this Agreement.

Section 5.13 Preparation and Delivery of Audited Financial Statements and Q3 2019 Financial Statements.

(a) As soon as reasonably practicable following the date hereof, the Company shall deliver to Parent the unaudited condensed consolidated balance sheets and statements of operations and comprehensive loss, stockholders’ deficit, and cash flow of the Company and its Subsidiaries as of and for the three- and nine-month periods ended September 30, 2019 (the “Q3 Financial Statements”); provided that upon delivery of such Q3 Financial Statements, the representations and warranties set forth in Section 3.07 shall be deemed to apply to the Q3 Financial Statements with the same force and effect as if made as of the date of this Agreement; provided, further, that the Company shall deliver the Q3 Financial Statements to Parent by November 25, 2019.

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(b) If the Effective Time has not occurred prior to March 21, 2020, as soon as reasonably practicable following March 21, 2020, the Company shall deliver to Parent the audited consolidated balance sheets and statements of operations and comprehensive loss, cash flow and change in stockholders’ equity of the Company and its Subsidiaries as of and for the year ended December 31, 2019, together with the auditor’s reports thereon (the “2019 Audited Financial Statements”); provided that upon delivery of such 2019 Audited Financial Statements, the representation and warranties set forth in Section 3.07 shall be deemed to apply to the Audited Financial Statements in the same manner as the Audited Financial Statements, mutatis mutandis, with the same force and effect as if made as of the date of this Agreement.

Section 5.14 No Trading. The Company acknowledges and agrees that it is aware, and that the Company’s Affiliates are aware (and to the Knowledge of the Company each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Parent, will be advised) of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC and Nasdaq promulgated thereunder or otherwise (the “Federal Securities Laws”) and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that, while it is in possession of such material nonpublic information, it shall not purchase or sell any securities of Parent (other than to engage in the Mergers in accordance with Article II hereof), communicate such information to any third party, take any other action with respect to the Parent in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

Section 5.15 Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Company shall be authorized to execute and deliver, in the name and behalf of the Company, Merger Sub 1 or Merger Sub 2, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company, Merger Sub 1 or Merger Sub 2, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Company any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger.

Section 5.16 Employee Matters.

(a) As of the Closing Date, Parent and its Affiliates (including the Surviving Company and the Subsidiaries) shall provide each individual who was employed by the Company or any of the Subsidiaries immediately prior to the Effective Time and who remains employed with Parent or any of its Affiliates (including the Surviving Company and the Subsidiaries) at the Effective Time (each, a “Company Employee”) with (a) an annual base salary or an hourly wage rate, as applicable, that is the same as that provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Effective Time, (b) incentive compensation opportunities in an amount that is no less favorable than the amount provided to such Company Employee by the Company or the applicable Subsidiary immediately prior to the Effective Time, and (c) employee benefits that are no less favorable in the aggregate than those provided to such Company Employee under the Benefit Plans immediately prior to the Effective Time.

(b) Nothing in this Section 5.16, (i) is intended to, or shall be construed to, confer upon any Company Employee or any other Person other than the parties to this Agreement any rights or remedies hereunder, or (ii) shall establish, amend or be deemed to establish or amend any Benefit Plan or any benefit plan, program, policy or arrangement of Parent or any of its Affiliates (including the Surviving Company and the Subsidiaries) or shall limit the rights of the Company, the Subsidiaries, Parent or any of Parent’s Affiliates to establish, amend or terminate any Benefit Plan or any other benefit plan, program, policy or arrangement, whether before or after Closing.

Section 5.17 280G Approval. Prior to the Closing, the Company shall submit to its Shareholders, for approval (in a manner and with a disclosure document reasonably satisfactory to Parent) by a vote of such Shareholders as is required pursuant to Section280G(b)(5)(B) of the Code and the Treasury Regulations thereunder (the “Requisite 280G Vote”), any such payments or other benefits payable to any Person who has provided the waiver described in the succeeding sentence that may, separately or in the aggregate, constitute “parachute payments” (within the meaning of Section280G of the Code and the Treasury Regulations thereunder), such that, if the Requisite 280G Vote is received approving such payments and benefits, such payments and benefits shall not be deemed to be “parachute payments” under Section 280G of the Code and the Treasury Regulations thereunder. Prior to such Requisite 280G Vote, the Company shall obtain, from each person who is a “disqualified individual” (within the meaning of Section 280G of the Code and the Treasury Regulations thereunder) and who might otherwise have, receive or have the right or entitlement to receive a parachute payment under Section 280G of the Code, a written waiver (in form and substance reasonably satisfactory to Parent) pursuant to which such person agrees to waive any and all right or entitlement to

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receive or retain any such payment, to the extent (i) the value thereof equals or exceeds three times such person’s base amount determined in accordance with Section 280G of the Code and the Treasury Regulations thereunder and (ii) such payments are not approved pursuant to the Requisite 280G Vote.

Section 5.18 Disclosure Schedules. All representations and warranties of the Company in this Agreement are made subject to and modified by the exceptions noted in the schedules delivered by the Company to Parent concurrently herewith and identified as the “Disclosure Schedules.” Information reflected in the Disclosure Schedules is not necessarily limited to matters required by this Agreement to be reflected in the Disclosure Schedules. Such additional information is set forth for informational purposes and does not necessarily include other matters of a similar nature. Disclosure of such additional information will not be deemed to constitute an acknowledgment that such information is required to be disclosed, and disclosure of such information will not be deemed to enlarge or enhance any of the representations or warranties in this Agreement or otherwise alter in any way the terms of this Agreement. Inclusion of information in the Disclosure Schedules will not be construed as an admission that such information is material to the business, assets, liabilities, financial position, operations or results of operations of the Company and the Subsidiaries, taken as a whole.

Section 5.19 Extensions. If either the Company or the Parent reasonably believes that the Closing may not occur by April 9, 2020, but that the parties are reasonably capable of causing the Closing to occur shortly thereafter, then the Parent shall seek the approval of the Parent’s stockholders to extend the deadline, including amending Parent’s Governing Documents and the Trust Agreement (as applicable), for the Parent to consummate its initial Business Combination (the “Extension”) to a date no earlier than June 30, 2020 (or such earlier date as the Company and the Parent may otherwise agree, and which may be structured as multiple monthly or other periodic extensions at the election of the Parent without the requirement to seek additional Parent stockholder approval), and shall use its commercially reasonable efforts to obtain such approval.

Section 5.20 Proxy Statement.

(a) As promptly as practicable after the date hereof, Parent shall prepare, with the reasonable assistance of the Company, and (provided, that the Company has provided to Parent all of the information described in Section 5.20(e) hereof, including such financial statements and other information of the Company and its Subsidiaries to be delivered to Parent by the Company or its auditors and required to be included in the Proxy Statement) file with the SEC, in preliminary form, a proxy statement (as amended, the “Proxy Statement”) for the purpose of soliciting proxies from holders of Parent Common Stock for the matters to be acted upon at the Parent Special Meeting and providing the holders of Parent Common Stock with instructions regarding the opportunity to have their Parent Common Stock redeemed (the “Redemption”).

(b) The Proxy Statement shall include proxy materials for the purpose of soliciting proxies from Parent stockholders to vote, at an extraordinary general meeting of Parent stockholders to be called and held for such purpose (the “Parent Special Meeting”), in favor of resolutions approving (i) the approval of this Agreement and the transactions contemplated hereby, including the Mergers, (ii) the approval of the issuance of the Share Consideration, (iii) the adoption and approval of the Amended Parent Charter, (iv) the adoption and approval of a new equity incentive plan, in the form attached hereto as Exhibit L, with such changes thereto as Parent and the Company may mutually agree (the “Parent Equity Incentive Plan”), (v) the appointment, and designation of classes, of the members of the Post-Closing Board, and appointment of the members of any committees thereof, in each case in accordance with hereof, (vi) such other matters as the Company and Parent shall hereafter mutually determine to be necessary or appropriate in order to effect the Merger and the other transactions contemplated by this Agreement (the approvals described in foregoing clauses (i) through (vi), collectively, the “Required Approval Matters”), and (vii) the adjournment of the Parent Special Meeting, if necessary or desirable in the reasonable determination of Parent. If on the date for which the Parent Special Meeting is scheduled, Parent has not received proxies representing a sufficient number of shares to obtain the Required Approval Matters, whether or not a quorum is present, Parent may make one or more successive postponements or adjournments of the Parent Special Meeting.

(c) In connection with the Proxy Statement, Parent will file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable Law and applicable proxy solicitation rules set forth in Parent’s organizational documents, the Company Charter Documents, the CGCL, the DGCL and the rules and regulations of the SEC and Nasdaq. Parent and the Company shall provide the respective counsel of the other party with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement thereto prior to filing the same with the SEC.

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(d) The Company acknowledges that a substantial portion of the Proxy Statement will include disclosure regarding the Company, its officers, directors and stockholders, and its business, management, operations and financial condition. Accordingly, the Company shall provide Parent with such information concerning the Company, the Subsidiaries and their stockholders, officers, directors, employees, assets, Liabilities, condition (financial or otherwise), business and operations that may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto or any other statement, filing, notice or application required to be made by or on behalf of Parent to the SEC or Nasdaq in connection with the transactions contemplated hereby.

(e) Each of Parent and the Company shall take any and all reasonable and necessary actions required to satisfy the requirements of the Securities Act, the Exchange Act and other applicable Laws in connection with the Proxy Statement, the Parent Special Meeting, the Redemption and the Company Special Meeting, to have the Proxy Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Proxy Statement effective as long as is necessary to consummate the transactions contemplated hereby. Each of Parent and the Company shall, and shall cause each Subsidiary to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Company and Parent in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Statement, and responding in a timely manner to comments from the SEC. Each party shall promptly correct any information provided by it for use in the Proxy Statement (and other related materials) if and to the extent that such information is determined to have become false or misleading in any material respect or as otherwise required by applicable Laws. Parent shall amend or supplement the Proxy Statement and cause the Proxy Statement, as so amended or supplemented, to be filed with the SEC and to be disseminated to Parent stockholders, in each case as and to the extent required by applicable Laws and subject to the terms and conditions of this Agreement and Parent’s organizational documents.

(f) If applicable, the Parent and the Company, with the assistance of the other parties, shall promptly respond to any SEC comments on the Proxy Statement and shall otherwise use its commercially reasonable efforts to cause the Proxy Statement to comply as to form and substance with applicable requirements of the Exchange Act and the rules and regulations thereunder. Each party shall provide the other party with copies of any written comments, and shall inform the other party of any material oral comments, that such party or its Representatives receive from the SEC or its staff with respect to the Proxy Statement, the Parent Special Meeting, the Redemption and the Company Special Meeting promptly after the receipt of such comments and shall give the other party a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments.

(g) Parent will cause the definitive Proxy Statement to be filed with the SEC and to be distributed to Parent’s stockholders and, pursuant thereto, Parent shall call the Parent Special Meeting in accordance with the DGCL for a date as promptly as practicable, but in no event later than 45 days of (i) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act, or (ii) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of review by the SEC (the “Proxy Effectiveness”).

Section 5.21 Trust Account Proceeds and Related Available Equity. If, after the Parent Special Meeting the total cash and cash equivalents of Parent, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemptions and (B) any Taxes due on any accrued interest on the Trust Account, is less than 70% of the Trust Account Balance at Signing (the “Minimum Available Parent Cash Amount”), then, at or prior to the Closing, Parent shall, notwithstanding anything contained herein to the contrary, have the right (but not the obligation) to purchase or sell to any other Person additional shares of Parent Common Stock (a) that have the same rights, privileges and preferences as the shares of Parent Common Stock to be issued to the Securityholders pursuant to the terms of this Agreement (with no additional securities or economic inducements, except to the extended funded solely by the Sponsor or as otherwise expressly consented to by the Company in advance of such issuance) and (b) at a price per share not less than $10.00 (such additional shares, the “Additional Equity Amount”) up to the Minimum Available Parent Cash Amount at which point the condition set forth in Section 7.02(h) shall be satisfied (the total cash and cash equivalents of Parent, including the funds remaining in the Trust Account after deducting (A) the amount required to satisfy the Redemptions and (B) any Taxes due on any accrued interest on the Trust Account and including the Additional Equity Amount (if any), the “Available Parent Cash”).

Section 5.22 Parent Equity Incentive Plan. Prior to the Closing, Parent shall take all actions to approve and adopt the Parent Equity Incentive Plan, and, promptly after Closing, Parent shall take all actions to approve and

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authorize the initial awards under Parent Equity Incentive Plan attached hereto as Schedule 5.22. The allocation of the equity awards to be issued under the Parent Equity Incentive Plan following the Closing shall be as set forth in Schedule 5.22.

Section 5.23 Post-Closing Board. Parent shall take all such action as may be necessary or appropriate such that immediately following the Effective Time, the Post-Closing Board shall consist of eight directors, of which two directors shall be Sponsor Designated Directors, two directors shall be designated by ASL, one shall be the then-serving Chief Executive Officer and three directors shall be initially designated (i) for so long as the ASL and the Sponsor are each entitled to designate at least one director to the Board by mutual agreement of ASL and Sponsor, and (ii) thereafter, by the remaining Board members in accordance with the nomination procedures established by the Board (the “Unaffiliated Designated Directors”).

Section 5.24 Termination of Certain Arrangements. At or prior to the Closing, the Company and the Company Representative shall cause (a) each of the Contracts set forth on Schedule 5.24 to be terminated in accordance with the terms and conditions of each such Contract and (b) repay or cancel any Indebtedness among the Company or any of its Subsidiaries, on the one hand, and any Affiliates (other than the Company and its Subsidiaries) of the Company or any of its Subsidiaries, on the other hand.

Section 5.25 R&W Insurance Policy. On or prior to the Closing, Parent will use reasonable best efforts to obtain the R&W Insurance Policy to protect Parent and the Surviving Company from Losses incurred as a result of the breach of any of the representations and warranties of the Company in Article III. The Company shall use reasonable best efforts to provide any and all information reasonably necessary to underwrite the R&W Insurance Policy. The R&W Insurance Policy premium shall be treated as a transaction expense of Parent.

Section 5.26 Company Charter Amendment. Prior to the Closing, the Company will cause the adoption and approval of an amendment to its certificate of incorporation in the form attached hereto as Exhibit M (the “Company Charter Amendment”).

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Article VI.
Tax Matters

Section 6.01 Tax Covenants.

(a) Without the prior written consent of Parent, prior to the Closing, the Company, its Subsidiaries, its Representatives and the Securityholders shall not make, change or rescind any Tax election, or amend any Tax Return if such action would have the effect of increasing the Tax liability of Parent or the Surviving Company in respect of any Post-Closing Tax Period.

(b) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the Ancillary Documents (including any real property transfer Tax and any other similar Tax) (“Transfer Taxes”) shall be borne and paid fifty percent (50%) by Parent and fifty percent (50%) by the Securityholders on a Pro Rata Share basis. The party responsible for doing so shall timely file any Tax Return or other document with respect to such Taxes or fees (and the other party shall cooperate with respect thereto as necessary).

Section 6.02 Termination of Existing Tax Sharing Agreements. Any and all existing Tax sharing agreements other than commercial agreements entered into with third parties in the ordinary course of business consistent with past practice, the principal purpose of which is not related to Taxes (whether written or not) binding upon the Company or its Subsidiaries shall be terminated as of the Closing Date. After such date none of the Company, its Subsidiaries or any of their Representatives shall have any further rights or liabilities thereunder.

Section 6.03 Tax Refunds. The Securityholders shall be entitled to any refunds of income Taxes actually received by the Company and its Subsidiaries attributable to any Pre-Closing Tax Period that ends on December 31, 2019 or the Closing Date (in the case of a Straddle Period, as determined pursuant to Section 6.05) (treating as actually received any such Tax refunds which are not received but are instead credited against Taxes of the Company or its Subsidiaries attributable to Post-Closing Tax Period) (“Tax Refund”); provided, however, that the amount of such Tax Refund shall be net of (i) any related expenses reasonably incurred in connection with the preparation and filing of any Tax Return giving rise to such Tax Refund, (ii) the amount of such Tax Refund attributable to an asset included in the calculation of Closing Working Capital or to the carryback of a net operating loss or other Tax attribute from a Post-Closing Tax Period, (iii) any employer Taxes incurred by the Company or its Subsidiaries in connection with payments pursuant to Section 2.11, except to the extent a different Tax Refund has already been netted against such Taxes, and (iv) any Taxes described in Section 8.02(e) not already recovered pursuant to the provisions in Article VIII at the time such Tax Refund is paid over to Securityholders in accordance with this Section 6.03, except to the extent a different Tax Refund has already been netted against such Taxes; provided, further, that if a Tax Refund is netted against any Taxes described Section 8.02(e), such Taxes shall be treated as having been paid by the Securityholders for purposes of Article VIII; provided, further, that if and to the extent the value of Parent Common Stock is directly or indirectly relevant to the determination of the amount of any Tax Refund, solely for purposes of this Section 6.03, the amount of such Tax Refund shall be reduced to the extent necessary to ensure that such Tax Refund does not exceed the amount that would have been received had such Tax Refund been determined based on the Parent Stock Signing Price. Parent shall pay to the Company Representative (for distribution to each Securityholder on Pro Rata Share basis) as additional consideration the amount of any such Tax Refund within fifteen (15) days of receipt thereof or entitlement thereto. Parent shall use commercially reasonable efforts to cause the Company to make all filings and take all actions necessary to secure such Tax Refunds as promptly as possible.

Section 6.04 Tax Returns.

(a) The Company and its Subsidiaries shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by it that are due on or before the Closing Date (taking into account any extensions), and shall timely pay all Taxes that are due and payable on or before the Closing Date (taking into account any extensions). Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law).

(b) Parent shall prepare and timely file, or cause to be prepared and timely filed, all Tax Returns required to be filed by the Company or its Subsidiaries after the Closing Date with respect to a Pre-Closing Tax Period and for any Straddle Period. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law). If such Tax Return is an income or other material Tax Return that include Taxes for which Company Indemnifying Parties shall indemnify pursuant to Article VIII, such Tax Return shall be submitted

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by Parent to the Company Representative (together with schedules, statements and, to the extent requested by the Company Representative, supporting documentation) at least forty-five (45) days prior to the due date (including extensions) of such Tax Return. If the Company Representative objects to any item on any such Tax Return that relates to a Pre-Closing Tax Period, it shall, within fifteen (15) days after delivery of such Tax Return, notify Parent in writing that it so objects, specifying with particularity any such item and stating the specific factual or legal basis for any such objection. If a notice of objection shall be duly delivered, Parent and the Company Representative shall negotiate in good faith and use their reasonable best efforts to resolve such items. If Parent and the Company Representative are unable to reach such agreement within ten (10) days after receipt by Parent of such notice, the disputed items shall be resolved by the Independent Accountant and any determination by the Independent Accountant shall be final. The Independent Accountant shall resolve any disputed items within twenty (20) days of having the item referred to it pursuant to such procedures as it may require. If the Independent Accountant is unable to resolve any disputed items before the due date for such Tax Return, the Tax Return shall be filed as prepared by Parent and then amended to reflect the Independent Accountant’s resolution. The costs, fees and expenses of the Independent Accountant shall be borne equally by Parent and the Company Representative.

(c) The preparation and filing of any Tax Return of the Company or its Subsidiaries that does not relate to a Pre-Closing Tax Period or Straddle Period shall be exclusively within the control of Parent.

(d) Unless required by applicable Law, Parent shall not, and shall not cause or permit any of its Affiliates (including the Company and its Subsidiaries after the Closing) to (a) amend any Tax Return of the Company or any of its Subsidiaries for a Pre-Closing Tax Period, (b) make any Tax election with respect to the Company or any of its Subsidiaries that has retroactive effect to any Pre-Closing Tax Period, (c) voluntarily approach any Taxing Authority regarding any Taxes or Tax Returns of the Company or any of its Subsidiaries for any Pre-Closing Tax Period (including by means of any State or multi-state voluntary disclosure program), or (d) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of Taxes for any Pre-Closing Tax Period, in each case without prior written consent of the Company Representative (which consent shall not be unreasonably withheld, conditioned or delayed), if such action could reasonably give rise to an indemnification claim by Parent or Surviving Company against the Company Indemnifying Parties under this Agreement.

Section 6.05 Straddle Period. To the extent permitted by applicable Law, the parties hereto will treat or elect to treat the Closing Date as the last day of the taxable period of the Company and its Subsidiaries for all Tax purposes and items of income, gain, loss, deduction or credit will be apportioned based upon a closing of the books for Tax purposes in accordance with Treasury Regulation § 1.1502-76(b), provided no elections will be made under either Treasury Regulation Section 1.1502-76(b)(2)(ii) (relating to ratable allocation of a year’s items) or Treasury Regulation Section 1.1502-76(b)(2)(iii) (to ratably allocate the items for the month which includes the Closing Date). In the case of Taxes that are payable with respect to a taxable period that begins on or before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any such Taxes that are treated as being attributable to a Pre-Closing Tax Period for purposes of this Agreement shall be:

(a) in the case of Taxes (i) based upon, or related to, income, receipts, profits, wages, capital or net worth, (ii) imposed in connection with the sale, transfer or assignment of property, or (iii) required to be withheld, deemed equal to the amount which would be payable if the taxable year ended with the Closing Date; and

(b) in the case of other Taxes, deemed to be the amount of such Taxes for the entire period multiplied by a fraction the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

For purposes of this Agreement, including for purposes of this Section 6.05, Section 6.04 and the determination of Tax liabilities taken into account in Closing Working Capital, any deductions related to (A) the acceleration of deferred financing fees related to the repayment of Indebtedness or and (B) the payment of any fees or other expenses associated with the transactions contemplated by this Agreement that are paid or accrued on or before the Closing Date and not required to be capitalized, to the extent included as a deduction in the calculation of Merger Consideration (including payment or accrual of Indebtedness, and other items included as a deduction in the calculation of Merger Consideration) or paid pursuant to Section 2.11 shall be treated as attributable to a Pre-Closing Tax Period, to the maximum extent permitted by applicable Law.

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Section 6.06 Cooperation and Exchange of Information. The Company Representative, the Company and Parent shall provide each other with such cooperation and information as either of them reasonably may request of the others in filing any Tax Return pursuant to this Article VI or in connection with any Action in respect of Taxes of the Company. Such cooperation and information shall include providing copies of relevant Tax Returns or portions thereof, together with accompanying schedules, related work papers and documents relating to rulings or other determinations by applicable tax authorities. Each of the Company Representative, the Company and Parent shall retain all Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the taxable periods to which such Tax Returns and other documents relate, without regard to extensions except to the extent notified by any of the other parties in writing of such extensions for the respective Tax periods. Prior to transferring, destroying or discarding any Tax Returns, schedules and work papers, records and other documents in its possession relating to Tax matters of the Company for any taxable period beginning on or before the Closing Date, the Company Representative, the Company or Parent (as the case may be) shall provide the other parties with reasonable written notice and offer the other parties the opportunity to take custody of such materials.

Section 6.07 FIRPTA Statement. On the Closing Date, the Company shall deliver to Parent a certificate, dated as of the Closing Date, certifying to the effect that no interest in the Company is a “United States real property interest” within the meaning of Section 897(c) of the Code (such certificate in the form required by Treasury Regulation Section1.897-2(h) and 1.1445-3(c)) (the “FIRPTA Statement”).

Section 6.08 Tax Contests. Parent and Company Representative (on behalf of the Securityholders) shall give each other reasonably prompt written notice, but in any event not later than thirty (30) calendar days, after receipt of any inquiries, claims, assessments, audits or similar events with respect to Taxes relating to a Pre-Closing Tax Period for which any of the Parent Indemnitees may be entitled to indemnification from the Company Indemnifying Parties under Article VIII (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”). The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party suffers a loss or limitation of rights or defenses by reason of such failure. Parent shall control all Tax Matters, provided that to the extent such Tax Matter could reasonably be expected to result in an indemnification obligation of the Company Indemnifying Parties, Parent shall keep Company Representative reasonably informed regarding the status of any Tax Matter and not agree to settle or compromise any such Tax Matter without the prior written consent of Company Representative (which consent shall not be unreasonably withheld, conditioned or delayed). In the event of any conflict between the provision of this Section 6.08 and Section 8.04, this Section 6.08 shall control with respect to matters relating to Taxes.

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Article VII.
Conditions to Closing

Section 7.01 Conditions to Obligations of All Parties. The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any one or more of which may be waived in writing executed by both Parent and the Company:

(a) This Agreement shall have been duly adopted and the Mergers shall have been duly approved by the Requisite Company Vote.

(b) The Required Approval Matters shall have been approved by the requisite vote of the shareholders of the Parent at the Parent Special Meeting (the “Required Parent Stockholder Approval”).

(c) This Agreement and the Mergers shall have been approved by (i) the requisite vote of the shareholders of ASL (including Teamsun HK) (the “ASL Approval”), and (ii) the requisite vote of the shareholders of Teamsun (including the Teamsun Affiliate) (the “Teamsun Approval”).

(d) No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Governmental Order which is in effect and has the effect of making the transactions contemplated hereunder illegal, otherwise restraining or prohibiting consummation of any material transactions or causing any of the material transactions contemplated hereunder to be rescinded following completion thereof.

(e) (i) The Company, ASL and Teamsun shall have received all consents, authorizations, orders and approvals from the Governmental Entities, relevant securities exchanges and other third parties referred to in Schedule 2 and (ii) Parent shall have received all consents, authorizations, orders and approvals from the Governmental Entities referred to in Schedule 2, in each case, in form and substance reasonably satisfactory to Parent and the Company, and no such consent, authorization, order and approval shall have been revoked.

(f) No Actions shall have been commenced against Parent, Merger Sub 1, Merger Sub 2 or the Company that would restrain or prohibit the consummation of the Mergers or any other transactions contemplated hereby.

(g) Immediately prior to the Effective Time, Parent shall have (including amounts held in the Trust Account) net tangible assets equal to or greater than the Minimum Trust Amount.

(h) After giving effect to (i) the payment by Parent to its stockholders who have validly elected to have their shares of Parent Common Stock redeemed for cash pursuant to the Parent Organizational Documents as part of the Redemption and (ii) the receipt of any Additional Equity Amount, the Available Parent Cash shall be no less than the Minimum Available Parent Cash Amount.

Section 7.02 Conditions to Obligations of Parent, Merger Sub 1 and Merger Sub 2. The obligations of Parent, Merger Sub 1 and Merger Sub 2 to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment or Parent’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Company set forth in Article III shall be true and correct in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) or in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such dates (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(c) From December 31, 2018, there shall not have occurred any Material Adverse Effect.

(d) The Company shall have delivered each of the closing deliverables set forth in Section 2.04(a).

(e) Holders of no more than ten percent (10%) of the outstanding Shares as of immediately prior to the Effective Time, in the aggregate, shall have exercised, or remain entitled to exercise, statutory appraisal rights pursuant to Section 1300 of the CGCL with respect to the Shares.

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(f) The Key Executives and at least six (6) of the Key Employees shall have executed and not rescinded Employment Agreements and shall not have resigned or otherwise terminated employment with the Company, or provided any indication of any intention to resign or otherwise terminate employment with the Surviving Company, Parent or any Parent Affiliate post-Closing.

(g) The Company shall have delivered evidence reasonably satisfactory to Parent that the actions contemplated by Section 5.17 (280G Approval) have occurred.

(h) Parent shall have received from Company a statement certifying that the Company has Excess Cash in an amount no less than $20,000,000.00 and evidence reasonably satisfactory to Parent with respect to the same.

(i) The Company and all requisite Shareholders shall have duly adopted and approved the Company Charter Amendment and delivered to Parent evidence of the same.

Section 7.03 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfilment or the Company’s waiver, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of Parent, Merger Sub 1 and Merger Sub 2 contained in this Agreement shall be true and correct in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect) or in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) on and as of the date hereof and on and as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, the accuracy of which shall be determined as of that specified date in all respects).

(b) Parent, Merger Sub 1 and Merger Sub 2 shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date; provided that, with respect to agreements, covenants and conditions that are qualified by materiality, Parent, Merger Sub 1 and Merger Sub 2 shall have performed such agreements, covenants and conditions, as so qualified, in all respects.

(c) Parent shall have delivered each of the closing deliverables set forth in Section 2.04(b).

(d) The board of directors of Parent shall have taken all necessary and appropriate actions to adopt and approve the Parent Equity Incentive Plan.

(e) The directors designated to the Post-Closing Board pursuant to Section 5.23 shall have been appointed in accordance with the DGCL and the Parent Organizational Documents to serve on the Post-Closing Board effective as of the Effective Time.

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Article VIII.
Indemnification

Section 8.01 Survival. From and after Closing, subject to the limitations and other provisions of this Agreement, the representations and warranties, covenants, agreements and indemnities contained herein shall survive the Closing and shall remain in full force and effect until the date that is twelve (12) months from the Closing Date (such date, the “Indemnification Date”) and will thereafter expire and be of no further force and effect; provided further, that any covenant or agreement contained in this Agreement, by its express terms that is required to be performed for any duration after the Indemnification Date will survive the Indemnification Date until the expiration of such duration and will thereafter expire and be of no force and effect. Notwithstanding the foregoing, any claims asserted in good faith with reasonable specificity, including with respect to the estimate of Losses (to the extent known at such time) and in writing by notice from the Indemnified Party to the Company Representative prior to the expiration date of the applicable survival period and for Losses incurred prior to the expiration of the applicable survival period and set forth in such claim notice shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved. The parties hereto further acknowledge that the time periods set forth in this Section 8.01 for the assertion of claims under this Agreement are the result of arm’s-length negotiation among the parties hereto and that they intend for the time periods to be enforced as agreed by the parties hereto.

Section 8.02 Indemnification by Company Indemnifying Parties. Subject to the other terms and conditions of this Article VIII, the holders of Shares and holders of Vested Company Options (collectively, the “Company Indemnifying Parties”), severally and not jointly (in accordance with their Pro Rata Shares), shall indemnify and defend Parent, the Surviving Company and its Subsidiaries (collectively, the “Parent Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Parent Indemnitees by reason of or arising out of:

(a) any inaccuracy in or breach of any of the representations or warranties of the Company contained in this Agreement, as of the date such representation or warranty was made or as if such representation or warranty was made on and as of the Closing Date (except for representations and warranties that expressly relate to a specified date, the inaccuracy in or breach of which will be determined with reference to such specified date);

(b) any breach or non-fulfilment of any covenant, agreement or obligation to be performed by the Company in this Agreement;

(c) any claim made by any Securityholder relating to such Person’s rights with respect to the Merger Consideration, or the calculations and determinations set forth on the Allocation Certificate;

(d) any amounts paid to the holders of Dissenting Shares, including any interest required to be paid thereon, that are in excess of what such holders would have received hereunder had such holders not been holders of Dissenting Shares; or

(e) (i) all Taxes of the Company and its Subsidiaries for all Pre-Closing Tax Periods; (ii) all Taxes for all Pre-Closing Tax Periods of any member of an affiliated, consolidated, combined or unitary group of which the Company or its Subsidiaries (or any of their predecessors) is or was a member prior to the Closing by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state or local Tax Law; (iii) any breach of the Company’s obligations under Article VI, (iv) any and all Taxes of any Person imposed on the Company or its Subsidiaries arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date, and (v) Taxes for which Securityholders are responsible pursuant to Section 6.01(b), but in each case excluding any (A) Taxes to the extent treated as a liability in the calculation of Closing Working Capital, Indebtedness or otherwise taken into account as a deduction in computing the Merger Consideration, (B) Taxes resulting from the filing of any election after the Closing having retroactive effect to any Pre-Closing Tax Period, including under Section 338 of the Code or similar election for foreign, state or local income Tax purposes, (C) Taxes incurred on the Closing Date but after the Closing that are outside the ordinary course of the Company’s business, (D) Taxes of any person imposed on the Company or its Subsidiaries pursuant to commercial agreements entered into with third parties in the ordinary course of business, the principal purpose of which is not related to Taxes, which Taxes relate to any Post-Closing Tax Period (in the case of a Straddle Period, as determined pursuant to Section 6.05), (E) any employer Taxes incurred by the Company or its Subsidiaries in connection with

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payments pursuant to Section 2.11, and (F) Taxes for which Parent is responsible pursuant to Section 6.01(b); provided that if and to the extent the value of Parent Common Stock is directly or indirectly relevant to the determination of any amount pursuant to this Section 8.02(e), solely for purposes of this Section 8.02(e), such determination shall be made based on the Parent Stock Signing Price.

Section 8.03 Certain Limitations. The indemnification provided for in Section 8.02 shall be subject to the following limitations:

(a) Except in the case of Fraud, all Losses in excess of the Cap for indemnification claims under Section 8.02(a) and Section 8.02(e) shall be satisfied exclusively under the R&W Insurance Policy, with no further recourse against the Company Indemnifying Parties or any Affiliates thereof. Parent hereby acknowledges and agrees that, except in the case of Fraud, the sole source of recovery for indemnification claims under Section 8.02(a) and Section 8.02(e) for Losses in excess of the Cap incurred or sustained by or imposed upon the Parent Indemnitees shall be the R&W Insurance Policy.

(b) Subject to Section 8.03(a) above and Section 8.08, the aggregate liability of the Company Indemnifying Parties under Section 8.02(a) and Section 8.02(e) shall not exceed $2,600,000 (the “Cap”), except in the case of Fraud by any Company Indemnifying Party. For clarity, the sole source of recovery of the Parent Indemnitees for any Losses in excess of the Cap with respect to indemnification claims under Section 8.02(a) and Section 8.02(e) shall be the R&W Insurance Policy.

(c) If and to the extent any of the Company Indemnifying Parties are liable directly for claims under Section 8.02, each Company Indemnifying Party shall only be liable for its Pro Rata Share of any such claim, and with respect to claims under Section 8.02(a) and Section 8.02(e), each Company Indemnifying Party shall only be liable for its Pro Rata Share of any such claim up to the Cap, except in the case of Fraud by any Company Indemnifying Party. For clarity and notwithstanding anything to the contrary herein, any amounts offset against Tax Refunds with respect to Taxes described in Section 8.02(e) pursuant to Section 6.03 shall not be considered recovery for Losses with respect to claims under Section 8.02(e) and thus, shall not be subject to the Cap.

(d) For purposes of this Article VIII, the determination of whether there has been any inaccuracy in or breach of the representations or warranties of the Company in this agreement or the amount of a Loss entitled to indemnification hereunder shall each be made without giving effect to any qualification in the representations and warranties of the Company Indemnifying Party by materiality, in all material respects, Material Adverse Effect or words of similar effect.

(e) The amount of any Losses recoverable by Parent Indemnitees pursuant to Section 8.02 will be reduced by the amounts actually recovered by Parent Indemnitees under any applicable insurance policies, contractual rights and the amount of indemnification and other payments recovered or recoverable by Parent Indemnitees under any applicable indemnification agreements or similar rights as a result of the facts that entitled the Parent Indemnitees to recover pursuant to Section 8.02. Each Parent Indemnitee agrees to make all claims and to collect any amounts recoverable under applicable insurance policies (other than self-insurance policies), indemnification agreements, contracts and similar rights and to seek recovery under all applicable insurance policies, indemnification agreements, contracts and similar rights for all Losses to the extent such Losses are covered by any insurance policy, indemnification agreement, contract or similar right of such Parent Indemnitee. In the event that an insurance or other recovery is made by any Parent Indemnitee with respect to any Losses for which any such Person has been indemnified hereunder, then a refund equal to the aggregate amount of the recovery will be made promptly to the Company Indemnifying Parties.

(f) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE PARENT INDEMNITEES WILL NOT BE ENTITLED TO RECOVER OR ASSERT ANY CLAIM FOR INDEMNIFICATION UNDER THIS ARTICLE VIII WITH RESPECT TO, NOR WILL THE INDEMNIFIABLE LOSSES HEREUNDER INCLUDE OR BE DEEMED TO INCLUDE EXEMPLARY OR PUNITIVE LOSSES, OTHER THAN ANY SUCH LOSSES RESULTING FROM PAYMENTS TO THIRD PARTIES IN CONNECTION WITH ANY OTHERWISE INDEMNIFIABLE LOSS HEREUNDER.

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(g) The Parent Indemnitees will not be entitled to recover any Losses relating to any matter arising under, or any facts and circumstances relating to or arising out of, a provision of this Agreement to the extent that the Parent Indemnitees have already recovered Losses with respect to such matter pursuant to another provision of this Agreement. If a state of facts exists that would allow a Parent Indemnitee to seek recovery under both Section 8.02(a) and Section 8.02(b) then such Parent Indemnitee only may seek recovery for Losses under Section 8.02(a). In calculating amounts payable to any Parent Indemnitee hereunder, the amount of any Losses will be determined without duplication of any other Losses for which an indemnification claim has been made under any other representation, warranty, covenant or agreement.

(h) Notwithstanding as otherwise provided herein, in no event shall any Company Indemnifying Party be liable for Losses under Section 8.02 in excess of the aggregate value of the Merger Consideration actually received by such Company Indemnifying Party (net of any amounts withheld from such Company Indemnifying Party pursuant to applicable Legal Requirements), other than as a result of such Company Indemnifying Party’s Fraud.

Section 8.04 Indemnification Procedures. The party making a claim under this Article VIII is referred to as the “Indemnified Party”, and the party against whom such claims are asserted under this Article VIII is referred to as the “Indemnifying Party”. For purposes of this Section 8.04 only, any references to Indemnified Party shall be deemed to refer to the Sponsor Designated Directors and any references to Indemnifying Party (except provisions relating to an obligation to make payments) shall be deemed to refer to the Company Representative.

(a) Third Party Claims. If any Indemnified Party receives notice of the assertion or commencement of any Action made or brought by any Person who is not a party to this Agreement or an Affiliate of a party to this Agreement or a Representative of the foregoing (a “Third Party Claim”) against such Indemnified Party with respect to which the Indemnifying Party is obligated to provide indemnification under this Agreement, the Indemnified Party shall give the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) calendar days after receipt of such notice of such Third Party Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party suffers a loss or limitation of rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Third Party Claim in reasonable detail and specifying the basis hereunder upon which the Indemnified Party’s claim for indemnification is asserted, shall include copies of all material written evidence thereof and shall indicate the good faith, non-binding, preliminary estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party with reasonable particularity. The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume and control the defense of any Third Party Claim at the Indemnifying Party’s expense and by the Indemnifying Party’s own counsel, and the Indemnified Party shall cooperate in good faith in such defense; provided that if the Indemnifying Party is a Company Indemnifying Party, such Indemnifying Party (through the Company Representative) shall only be permitted to assume such defense so long as (i) such Third Party Claim involves only monetary damages and does not seek an injunction or other equitable relief (and does not involve criminal or quasi criminal allegations or a claim to which the Indemnified Party reasonably believes an adverse determination would be materially detrimental to or materially injure the Indemnified Party’s reputation or future business prospects), (ii) Indemnifying Party provides a written acknowledgement of the Indemnifying’s Party’s indemnification obligations under this Agreement with respect to such Third Party Claim in question and the Losses related to such Third Party Claim, subject to the limitations set forth in Section 8.03 (provided, however, that if it’s reasonably probable that the Losses relating to such Third Party Claim (including all attorneys’ fees and expenses relating thereto) exceed the amount of the Cap, then this condition (ii) shall be deemed to have not been met),and (iii) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. Notwithstanding any other provision of this Agreement, Parent shall have the right to control any Third Party Claim that involves any Straddle Period, provided that Parent shall obtain the prior written consent of the Company Representative (which consent shall not be unreasonably withheld, conditioned or delayed) before entering into any settlement of, or ceasing to defend, such claim; and, provided further, that the Company Representative shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose, the fees and expenses of which separate counsel shall be borne solely by the Company Representative. In the event that the Indemnifying Party assumes the defense of any Third Party Claim, subject to Section 8.04(b), it shall have the right to take such action as it deems necessary to avoid, settle, dispute, defend, appeal or make counterclaims pertaining to any such Third Party Claim in the name and on behalf of the Indemnified Party. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel selected by it subject to the Indemnifying Party’s right to conduct and control the defense thereof. The fees and disbursements of such

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counsel shall be at the expense of the Indemnified Party, provided that if in the reasonable opinion of counsel to the Indemnified Party, (A) there are legal defenses available to an Indemnified Party that are different from or additional to those available to the Indemnifying Party; or (B) there exists a conflict of interest between the Indemnifying Party and the Indemnified Party that cannot be waived, the reasonable fees and expenses of counsel to the Indemnified Party in each jurisdiction for which the Indemnified Party determines counsel is required shall be deemed to be Losses. If the Indemnifying Party elects not to compromise or defend such Third Party Claim, fails to promptly notify the Indemnified Party in writing of its election to defend as provided in this Agreement, or fails to diligently prosecute the defense of such Third Party Claim, the Indemnified Party may, subject to Section 8.04(b), pay, compromise, defend such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. the Company Representative and Parent shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim, including making available records relating to such Third Party Claim and furnishing, without expense (other than reimbursement of actual out-of-pocket expenses) to the defending party, management employees of the non-defending party as may be reasonably necessary for the preparation of the defense of such Third Party Claim.

(b) Settlement of Third Party Claims. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), except as provided in this Section 8.04(b). If a firm offer is made to settle a Third Party Claim that will not result in liability or a future obligation on the part of the Indemnified Party (the “Settlement Offer”) and provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within ten (10) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of the Settlement Offer. If the Indemnified Party fails to consent to such Settlement Offer and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such Settlement Offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 8.04(a), it shall not agree to any settlement without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed), unless and to the extent the Indemnifying Party is not liable for the costs, fees or other expenses of such settlement.

(c) Direct Claims. Any Action by an Indemnified Party on account of a Loss which does not result from a Third Party Claim (a “Direct Claim”) shall be asserted by the Indemnified Party giving the Indemnifying Party reasonably prompt written notice thereof, but in any event not later than thirty (30) days after the Indemnified Party becomes aware of such Direct Claim. The failure to give such prompt written notice shall not, however, relieve the Indemnifying Party of its indemnification obligations, except and only to the extent that the Indemnifying Party suffers a loss or limitation of rights or defenses by reason of such failure. Such notice by the Indemnified Party shall describe the Direct Claim in reasonable detail, shall include copies of all material written evidence thereof and shall indicate the estimated amount, if reasonably practicable, of the Loss that has been or may be sustained by the Indemnified Party and specifying the basis hereunder upon which the Indemnified Party’s claim for indemnification is asserted. The Indemnifying Party shall have thirty (30) days after its receipt of such notice to respond in writing to such Direct Claim. The Indemnified Party shall allow the Indemnifying Party and its professional advisors to investigate the matter or circumstance alleged to give rise to the Direct Claim, and whether and to what extent any amount is payable in respect of the Direct Claim and the Indemnified Party shall assist the Indemnifying Party’s investigation by giving such information and assistance (including access to the Company’s premises and personnel and the right to examine and copy any accounts, documents or records) as the Indemnifying Party or any of its professional advisors may reasonably request. If the Indemnifying Party does not so respond within such thirty (30) day period, the Indemnifying Party shall be deemed to have rejected such claim. In any event, if the parties do not agree, the Indemnified Party shall be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement.

Section 8.05 Payments. Once a Loss is agreed to by the Indemnifying Party or finally adjudicated to be payable pursuant to this Article VIII, but subject to the limitations set forth in Section 8.03, the Indemnifying Party shall satisfy its obligations within fifteen (15) Business Days of such final, non-appealable adjudication by wire transfer of immediately available funds. It is hereby agreed that Sponsor Designated Directors shall be responsible for directing the collection of any such Losses from the Indemnifying Parties.

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Section 8.06 Tax Treatment of Indemnification Payments. All indemnification payments made under this Agreement shall be treated by the parties as an adjustment to the Merger Consideration for Tax purposes, unless otherwise required by Law.

Section 8.07 Effect of Investigation . The representations, warranties and covenants of the Indemnifying Party, and the Indemnified Party’s right to indemnification with respect thereto, shall not be affected or deemed waived by reason of any investigation made by or on behalf of the Indemnified Party (including by any of its Representatives) or by reason of the fact that the Indemnified Party or any of its Representatives knew or should have known that any such representation or warranty is, was or might be inaccurate or by reason of the Indemnified Party’s waiver of any condition set forth in Section 7.02.

Section 8.08 Exclusive Remedies. Subject to Section 10.14, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims (other than claims arising from fraud, criminal activity, wilful violation or wilful misconduct on the part of a party hereto in connection with the transactions contemplated by this Agreement) for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement to which the Company is a party with respect to the Company, shall be pursuant to the indemnification provisions set forth in Article VI and this Article VIII.

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Article IX.
Termination

Section 9.01 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Company and Parent;

(b) by Parent by written notice to the Company if:

(i) neither Parent, Merger Sub 1 nor Merger Sub 2 is then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by the Company pursuant to this Agreement, by the time required for such performance, that would give rise to the failure of any of the conditions specified in Section 7.01 or Section 7.02 and in the case such breach, inaccuracy or failure has not been cured by the Company within thirty (30) days of the Company’s receipt of written notice of such breach from Parent; or

(ii) any of the conditions set forth in Section 7.01 or Section 7.02 shall not have been fulfilled by the Outside Date, unless such failure shall be due to the failure of Parent to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(c) by the Company by written notice to Parent if:

(i) the Company is not then in material breach of any provision of this Agreement and there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Parent, Merger Sub 1 or Merger Sub 2 pursuant to this Agreement, by the time required for such performance, that would give rise to the failure of any of the conditions specified in Section 7.01 or Section 7.03 (Conditions to Obligations of the Company) and such material breach, inaccuracy or failure has not been cured by Parent, Merger Sub 1 or Merger Sub 2 within thirty (30) days of Parent’s, Merger Sub 1’s or Merger Sub 2’s receipt of written notice of such breach from the Company; or

(ii) any of the conditions set forth in Section 7.01 or Section 7.03 shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by the Outside Date, unless such failure shall be due to the failure of the Company to perform or comply in any material respect with any of the covenants, agreements or conditions hereof to be performed or complied with by it prior to the Closing;

(d) by Parent or the Company if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or any Governmental Entity shall have issued a Governmental Order restraining or enjoining the transactions contemplated by this Agreement, and such Governmental Order shall have become final and non-appealable;

(e) by written notice by either Parent or the Company, if the Parent Special Meeting is held (including any adjournment or postponement thereof) and has concluded, Parent’s stockholders have duly voted, and the Required Parent Stockholder Approval was not obtained;

(f) by Parent if the Written Consent evidencing the Requisite Company Vote adopting this Agreement and approving the transactions contemplated hereby is not delivered to Parent and the Company within two (2) Business Days following the receipt of the ASL Approval;

(g) (i) by Parent if the shareholder meeting of ASL (including any adjournment or postponement thereof) has concluded, the holders of ASL’s capital stock have duly voted, and approval of this Agreement and the transactions contemplated hereby was not obtained, (ii) by the Company, at any time following the date that is 30 days after the date of the shareholder meeting of ASL, if the shareholder meeting of ASL (including any adjournment or postponement thereof) has concluded, the holders of ASL’s capital stock have duly voted, and approval of this Agreement and the transactions contemplated hereby was not obtained at or following such shareholder meeting, (iii) by Parent or the Company if the shareholder meeting of Teamsun (including any adjournment or postponement thereof) has concluded, the holders of Teamsun’s capital stock have duly voted, and approval of this Agreement and the transactions contemplated hereby was not obtained, or (iv) by Parent if either the shareholder meeting of Teamsun or the shareholder meeting of ASL has not been held by the date that is 30 days prior to the Outside Date;

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(h) by the Company or ASL by written notice to Parent upon reaching the Outside Date if, after giving effect to (i) the payment by Parent to its stockholders who have validly elected to have their shares of Parent Common Stock redeemed for cash pursuant to the Parent Organizational Documents as part of the Redemption and (ii) the receipt of any Additional Equity Amount, the Available Parent Cash is less than the Minimum Available Parent Cash Amount;

(i) by ASL by written notice to Parent and the Company if, after giving effect to (i) the payment by Parent to its stockholders who have validly elected to have their shares of Parent Common Stock redeemed for cash pursuant to the Parent Organizational Documents as part of the Redemption and (ii) the receipt of any Additional Equity Amount, the consummation of the transactions contemplated hereby would result in ASL holding more than 50% of the then-outstanding Parent Common Stock following the Mergers.

Section 9.02 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article IX, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except:

(a) as set forth in this Article IX, Section 5.04(c) and Article X hereof; and

(b) that nothing herein shall relieve any party hereto from liability for any Fraud or wilful breach of any provision hereof.

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Article X.
Miscellaneous

Section 10.01 Trust Account Waiver. The Company acknowledges that Parent is a blank check company with the powers and privileges to effect a Business Combination. The Company further acknowledges that, as described in the prospectus of Parent dated October 5, 2018 (the “Prospectus”) available at www.sec.gov, substantially all of Parent assets consist of the cash proceeds of Parent’s initial public offering and substantially all of those proceeds have been deposited in the Trust Account for the benefit of Parent, certain of its public stockholders and the underwriters of Parent’s initial public offering. The Company acknowledges that it has been advised by Parent that, except with respect to interest earned on the funds held in the Trust Account that may be released to Parent to pay its franchise tax, income tax and similar obligations, the Trust Agreement provides that cash in the Trust Account may be disbursed only (i) if Parent completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus; (ii) if Parent fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement, to Parent in limited amounts to permit Parent to pay the costs and expenses of its liquidation and dissolution, and then to Parent’s public stockholders; and (iii) if Parent holds a shareholder vote to amend Parent’s certificate of incorporation and bylaws to modify the substance or timing of the obligation to redeem 100% of Parent Common Stock if Parent fails to complete a Business Combination within the allotted time period, then for the redemption of any Parent Common Stock properly tendered in connection with such vote. For and in consideration of Parent entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company hereby irrevocably waives any right, title, interest or claim of any kind they have or may have in the future in or to any monies in the Trust Account or any distributions therefrom and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, contracts or agreements with Parent; provided that (x) nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against Parent for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of the transactions (including a claim for Parent to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the Redemptions) to the Securityholders in accordance with the terms of this Agreement and the Trust Agreement) so long as such claim would not affect Parent’s ability to fulfill its obligation to effectuate the Redemptions, or for fraud and (y) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against Parent’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds).

Section 10.02 Company Representative.

(a) By executing and delivering a Letter of Transmittal, each Securityholder shall have irrevocably authorized and appointed Company Representative as such Person’s representative and attorney-in-fact to act on behalf of such Person and its successors and assigns with respect to this Agreement and the Escrow Agreement and to take any and all actions and make any decisions required or permitted to be taken by Company Representative pursuant to this Agreement or the Escrow Agreement, including the exercise of the power to:

(i) give and receive notices and communications;

(ii) authorize delivery to Parent of Post-Closing Adjustment Escrow Shares from the Post-Closing Adjustment Escrow Shares Fund in satisfaction of any amounts owed to Parent pursuant to Section 2.18;

(iii) agree to, negotiate, enter into settlements and compromises of, and comply with orders or otherwise handle any other matters described in Section 2.18;

(iv) agree to, negotiate, enter into settlements and compromises of, and comply with orders of courts with respect to claims for indemnification made by Parent pursuant to Article VI (Tax Matters) and Article VIII (Indemnification);

(v) litigate, arbitrate, resolve, settle or compromise any claim for indemnification pursuant to Article VIII (Indemnification);

(vi) execute and deliver all documents necessary or desirable to carry out the intent of this Agreement and the Escrow Agreement;

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(vii) make all elections or decisions contemplated by this Agreement and the Escrow Agreement;

(viii) engage, employ or appoint any agents or representatives (including attorneys, accountants and consultants) to assist Company Representative in complying with its duties and obligations; and

(ix) take all actions necessary or appropriate in the good faith judgment of Company Representative for the accomplishment of the foregoing.

Parent shall be entitled to deal exclusively with Company Representative on all matters relating to this Agreement (including Article VIII) and the Escrow Agreement and shall be entitled to rely conclusively (without further evidence of any kind whatsoever) on any document executed or purported to be executed on behalf of any Securityholder by Company Representative, and on any other action taken or purported to be taken on behalf of any Securityholder by Company Representative, as being fully binding upon such Person. Notices or communications to or from Company Representative shall constitute notice to or from each of the Securityholders. Any decision or action by Company Representative hereunder, including any agreement between Company Representative and Parent relating to the defense, payment or settlement of any claims for indemnification hereunder, shall constitute a decision or action of all Securityholders and shall be final, binding and conclusive upon each such Person. No Securityholder shall have the right to object to, dissent from, protest or otherwise contest the same. The provisions of this Section, including the power of attorney granted hereby, are independent and severable, are irrevocable and coupled with an interest and shall not be terminated by any act of any one or Securityholders, or by operation of Law, whether by death or other event. Notice to the Company Representative, delivered in the manner provided in Section 10.05, will be deemed to be notice to all Securityholders and their respective successors and assigns.

(b) The Company Representative may resign at any time, and may be removed for any reason or no reason by the vote or written consent of a majority in interest of the Securityholders according to each Securityholder’s Pro Rata Share (the “Majority Holders”); provided, however, in no event shall Company Representative resign or be removed without the Majority Holders having first appointed a new Company Representative who shall assume such duties immediately upon the resignation or removal of Company Representative. In the event of the death, incapacity, resignation or removal of Company Representative, a new Company Representative shall be appointed by the vote or written consent of the Majority Holders. Notice of such vote or a copy of the written consent appointing such new Company Representative shall be sent to Parent, such appointment to be effective upon the later of the date indicated in such consent or the date such notice is received by Parent; provided, that until such notice is received, Parent, Merger Sub 1, Merger Sub 2 and the Surviving Company shall be entitled to rely on the decisions and actions of the prior Company Representative as described in Section 10.02(a) above.

(c) The Company Representative shall not be liable to the Securityholders for actions taken pursuant to this Agreement or the Escrow Agreement, except to the extent such actions shall have been determined by a court of competent jurisdiction to have constituted gross negligence or involved fraud, intentional misconduct or bad faith (it being understood that any act done or omitted pursuant to the advice of counsel, accountants and other professionals and experts retained by Company Representative shall be conclusive evidence of good faith). The Securityholders shall severally and not jointly (in accordance with their Pro Rata Shares), indemnify, defend and hold harmless Company Representative from and against, compensate it for, reimburse it for and pay any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys’ fees and disbursements, arising out of and in connection with its activities as Company Representative under this Agreement and the Escrow Agreement (the “Company Representative Losses”), in each case as such Company Representative Loss is suffered or incurred; provided, that in the event it is finally adjudicated that a Company Representative Loss or any portion thereof was primarily caused by the gross negligence, fraud, intentional misconduct or bad faith of Company Representative, Company Representative shall reimburse the Securityholders the amount of such indemnified Company Representative Loss attributable to such gross negligence, fraud, intentional misconduct or bad faith. The Company Representative Losses shall be satisfied by the Securityholders, severally and not jointly (in accordance with their Pro Rata Shares).

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Section 10.03 Sponsor Designated Directors

(a) The Sponsor Designated Directors shall serve as representatives of Parent from and after the Effective Time and to act on behalf of Parent to take all necessary actions and make all decisions and direct all actions of Parent related to its rights and obligations hereunder, including in connection with Article VIII. In the event of a Sponsor Designated Director’s death, resignation, removal or refusal to serve, then, if prior to the Effective Time, the board of directors of Parent or, if following the Effective Time, the Sponsor, shall designate another individual as a replacement for such Sponsor Designated Director.

(b) Each of the Sponsor Designated Directors shall have such powers and authority as are necessary to carry out the functions assigned to it under this Agreement. Without limiting the generality of the foregoing, the Sponsor Designated Directors shall have full power, authority and discretion, as applicable to the extent provided in this Agreement, on behalf of Parent, to (i) after the Closing, negotiate and enter into amendments to this Agreement and the Escrow Agreement, (ii) dispute, negotiate, settle and take other actions as may be required in connection with final calculation and determination of Closing Working Capital, Closing Indebtedness, and Excess Cash as contemplated in Section 2.19, and (iii) dispute, negotiate, settle and take other actions as may be required in connection with Article VIII, including in respect of any fraud claims, and to administer the release and cancellation of the Post-Closing Adjustment Escrow Shares in accordance with the terms of this Agreement and the Escrow Agreement. None of the Sponsor Designated Directors shall have any liability to Parent, the Company, the Company Representative or any holder of Parent Securities, with respect to actions taken or omitted to be taken in his or her capacity as a Sponsor Designated Director as designated hereunder (except for those arising out of such Sponsor Designated Director’s gross negligence, willful misconduct or fraud), but without effect on such Sponsor Designated Director’s duties to Parent and its shareholders in his or her capacity as a member of the board of directors of Parent in matters unrelated to this Agreement and the transactions contemplated hereby.

Section 10.04 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred. Notwithstanding anything to the contrary contained herein, from and after the Closing, the Surviving Company shall pay the amount of any expenses incurred by Parent in connection with this Agreement and the transactions contemplated hereby.

Section 10.05 Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third (3rd) day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.05):

If to the Company:	Grid Dynamics International, Inc.
Attn: Leonard Livschitz
5000 Executive Parkway, Suite 520
San Ramon, CA 94583
United States

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with a copy to:	Jim Jenson and Derek Liu
Wilson Sonsini Goodrich & Rosati P.C.
One Market Plaza
Spear Tower, Suite 3300
San Francisco, CA 94105

##########
##########

If to Parent, Merger Sub 1 or Merger Sub 2:	ChaSerg Technology Acquisition Corp.
533 Airport Blvd, Suite 400
Burlingame, CA 94010

with a copy to:	Joshua Dubofsky and Alan Mendelson
Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
United States
##########; ##########

If to Company Representative:	Automated Systems Holdings Ltd.
Attn: Leon Y.O. Wang
15/F., Topsail Plaza
11 On Sum Street
Shatin, Hong Kong, China
with a copy to:	Gerard S. DiFiore
Reed Smith, LLP
599 Lexington Avenue
New York, NY 10022
United States
##########

and	Anthony Woo
Reed Smith Richards Butler
20th Floor, Alexandra House
18 Chater Road
Hong Kong, China
##########

Section 10.06 Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b)the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (x) to Articles, Sections, Disclosure Schedules and Exhibits mean the Articles and Sections of, and Disclosure Schedules and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and

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modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Disclosure Schedules and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 10.07 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.08 Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

Section 10.09 Entire Agreement. This Agreement and the Escrow Agreement constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the Escrow Agreement, the Exhibits and Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 10.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Parent, Merger Sub 1 and Merger Sub 2, on the one hand, and the Company, on the other hand, may assign its rights or obligations hereunder without the prior written consent of the other party or parties, as the case may be, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve any assigning party of any of its obligations hereunder.

Section 10.11 No Third-Party Beneficiaries. Except as provided in Section 5.10, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 10.12 Amendment and Modification; Waiver. On or prior to the Effective Time, this Agreement may only be amended, modified or supplemented by an agreement in writing signed by Parent, Merger Sub 1, Merger Sub 2 and the Company, and after the Effective Time, this Agreement may only be amended, modified or supplemented by an agreement in writing signed by the Parent, Merger Sub 1, Merger Sub 2 and the Company Representative; provided, however, that after the Requisite Company Vote is obtained, there shall be no amendment or waiver that, pursuant to applicable Law, requires further approval of the Securityholders, without the receipt of such further approvals (it being understood that the Parties may seek to, in the manner provided by this Section 10.12, amend this Agreement to modestly decrease the Cash Consideration and modestly increase the Share Consideration to be issued at the Effective Time, provided that the Cash Consideration will be sufficient for ASL to extinguish its indebtedness and pay its cash taxes). Any failure of Parent, Merger Sub 1 or Merger Sub 2, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Company (with respect to any failure by Parent, Merger Sub 1 or Merger Sub 2) or by Parent, Merger Sub 1 or Merger Sub 2 (with respect to any failure by the Company), respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

Section 10.13 Governing Law; Submission to Jurisdiction.

(a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

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(b) ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE INSTITUTED IN IN ANY STATE OR FEDERAL COURT LOCATED IN SANTA CLARA COUNTY IN THE STATE OF CALIFORNIA, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 10.14 Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 10.15 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 10.16 Legal Representation.

(a) Notwithstanding anything to the contrary contained herein, the parties hereto intend that all communications at or prior to the Closing between the Company, on the one hand, and any of its attorneys, on the other hand, including all communications relating to the negotiation of the transactions contemplated by this Agreement (collectively, the “Protected Communication”), and all associated rights to assert, waive and otherwise administer the attorney-client privilege and right of confidentiality the Company (the “Associated Rights”), will, from and after the Closing, rest exclusively with the Company Representative and will not be transferred, assigned, conveyed or delivered, by operation of law or otherwise, to Parent, Merger Sub 1, Merger Sub 2 or any of their respective Affiliates or any successor or assign of any of the foregoing (collectively, the “Parent Group”). Accordingly, the parties hereby agree that, as of immediately prior to the Closing, for the consideration set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged: (i) all Protected Communication and Associated Rights are, and will be deemed for all purposes, transferred, assigned, conveyed and delivered in full to the Company Representative, and (ii) neither Parent, Merger Sub 1 nor Merger Sub 2 will have any right, title, interest or benefit in or to any of the Protected Communication or any Associated Rights. Without limiting the foregoing, the parties hereto acknowledge the decision of the Delaware Chancery Court in Great Hill Equity Partners IV, LP, et al. v. SIG Growth Equity Fund, I, LLP, et al. (Civil Action No. 7905-CS, November 15, 2013) and desire to expressly exclude the Protected Communication and Associated Rights from the assets, rights, privileges and benefits of the Company that might otherwise be transferred or assigned to any member of the Parent Group by operation of law or otherwise.

(b) Parent hereby agrees, on its own behalf and on behalf of the other members of the Parent Group, from and after the Closing, that the Company Representative (i) will have the right to take possession and control of all Protected Communication effectively as of the Closing and (ii) if and to the extent the Company Representative fails to take such possession and control (which failure will not, alone or in association with any other act or omission, be deemed a waiver of any of their rights under this Section 10.16), the Company Representative will have the right to access and copy, from time to time, any Protected Communication in the possession or control of Parent from and after the Closing, during normal business hours and on not less than twenty-four hours prior written notice, as the Company Representative determines, in its sole discretion, may be necessary or desirable in connection with any post-closing matter, whether or not such matter is known to any member of the Parent Group. If and to the extent that, at any time from and after the Closing, any member of the Parent Group will have any right or opportunity to assert or waive an attorney-client privilege or right of confidentiality with respect to any Protected Communication, each member of the Parent Group will not, and will cause Parent not to, waive such privilege or right of confidentiality without the prior written consent of the Company Representative (which consent may be withheld, conditioned or delayed in its sole discretion).

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Annex A-82

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Grid Dynamics International, Inc.
Signed:	/s/ Leonard Livschitz
Print Name: Leonard Livschitz
Title: CEO

Signature page to Agreement and Plan of Merger

Annex A-83

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ChaSerg Technology Acquisition Corp.
Signed:	/s/ Lloyd Carney
Print Name: Lloyd Carney
Title: Chief Executive Officer
CS Merger Sub 1 Inc.
Signed:	/s/ Lloyd Carney
Print Name: Lloyd Carney
Title: Chief Executive Officer
CS Merger Sub 2 LLC
Signed:	/s/ Lloyd Carney
Print Name: Lloyd Carney
Title: Chief Executive Officer

Signature page to Agreement and Plan of Merger

Annex A-84

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

Automated Systems Holdings Limited
Signed:	/s/ Leon Wang
Print Name: Leon Wang
Title: Chief Executive Officer

Signature page to Agreement and Plan of Merger

Annex A-85

ANNEX B

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHASERG TECHNOLOGY ACQUISITION CORP.

[•], 2019

ChaSerg Technology Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.      The present name of the Corporation is “ChaSerg Technology Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 21, 2018 (the “Original Certificate”).

2.      The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 4, 2018 (the “Amended and Restated Certificate”).

3.      This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4.      This Second Amended and Restated Certificate shall become effective upon the effectiveness of the Certificate of Initial Merger (as such term is defined in that certain Agreement and Plan of Merger, dated as of November 13, 2019, by and among ChaSerg Technology Acquisition Corp., CS Merger Sub 1 Inc., Cs Merger Sub 2 LLC, Grid Dynamics International, Inc., and Automated Systems Holdings Limited (the “Merger Agreement”)).

5.      The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the Corporation is Grid Dynamics Holdings, Inc. (the “Corporation”).

ARTICLE II
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

ARTICLE IV
CAPITALIZATION

Section 4.1    Authorized Capital Stock.

Effective as of, and contingent upon, the effectiveness of this Second Amended and Restated Certificate of Incorporation (the “Effective Time”), and without any further action on the part of the Corporation or any stockholder, each authorized and outstanding share of Class A Common Stock of the Corporation, par value $0.0001 per share (the “Class A Common Stock”) and Class B Common Stock of the Corporation, par value $0.0001 per share (the “Class B

Annex B-1

Common Stock”) issued immediately prior to the Effective Time shall be automatically converted and reclassified into one share of fully-paid, non-assessable Common Stock (as defined below) (the “Conversion”). Each stock certificate representing shares of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to the Effective Time shall, from and after the Effective Time, represent that number of shares of Common Stock into which such shares shall have been reclassified pursuant to the Conversion; provided, however, that each holder of any stock certificate that represented shares of Class A Common Stock or Class B Common Stock, as applicable, immediately prior to the Effective Time shall be entitled to receive, upon surrender of such certificate(s), one or more certificates evidencing and representing the number of shares of Common Stock into which the shares represented by such certificate(s) shall have been reclassified pursuant to the Conversion. After giving effect to the Conversion, the total number of shares of stock that the Corporation shall have authority to issue is set forth below.

The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 101,000,000 shares, consisting of (a) 100,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2    Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3    Common Stock.

(a)     Voting.

(i)     Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)     Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote.

(iii)     Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or the DGCL.

(b)     Dividends.    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)     Liquidation, Dissolution or Winding Up of the Corporation.    Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

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ARTICLE V
BOARD OF DIRECTORS

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

Section 5.1    Management by Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

Section 5.2    Board Classes. The Board of Directors shall be and is divided into three classes, designated as Class I, Class II and Class III, as nearly equal in number as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I, Class II or Class III. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the effectiveness of this Second Amended and Restated Certificate (the “Qualifying Record Date”), the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the Qualifying Record Date, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the Qualifying Record Date, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this Section 5.2, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification, retirement or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

Section 5.3    Newly Created Directorships and Vacancies. Subject to Section 5.2 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4    Director Terms. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.5    Number of Directors. The number of directors of the Corporation shall be, as from time to time fixed by, or in the manner provided in, the By-Laws. Election of directors need not be by written ballot unless the By-Laws so provide.

Section 5.6    Removal of Directors. Subject to Section 5.7 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of Common Stock.

Section 5.7    Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal

Annex B-3

from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

article vi
BY-LAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the By-Laws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the By-Laws. The By-Laws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the By-Laws; and provided further, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such By-Laws had not been adopted.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1    Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2    Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws.

Section 7.3    Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1    Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless they violated their duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from their actions as directors. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2    Indemnification and Advancement of Expenses.

(a)     To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation

Annex B-4

as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)     The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the By-Laws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)     Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)     This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and (i) such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and (ii) the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Annex B-5

ARTICLE X
AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders of the Corporation herein are granted subject to this reservation. Notwithstanding any other provisions of this Second Amended and Restated Certificate or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of stock of the Corporation required by law or by this Second Amended and Restated Certificate, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of Common Stock, voting together as a single class, shall be required to alter, amend or repeal any provision of this Second Amended and Restated Certificate.

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Annex B-6

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

CHASERG TECHNOLOGY ACQUISITION CORP.
By:
Name:	Lloyd Carney
Title:	Chief Executive Officer

Annex B-7

ANNEX C

CHASERG TECHNOLOGY ACQUISITION CORP.

2020 EQUITY INCENTIVE PLAN

1.      Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.      Definitions. As used herein, the following definitions will apply:

(a)     “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)     “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)     “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d)     “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)     “Board” means the Board of Directors of the Company.

(f)     “Change in Control” means the occurrence of any of the following events:

(i)      A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(ii)      A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)      A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most

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recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its sole purpose is to change the state of the Company’s incorporation, or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)     “Closing” means the closing of the transactions contemplated by the Agreement and Plan of Merger by and among the Company, CS Merger Sub 1, CS Merger Sub 2, Grid Dynamics International, Inc. and Automated Systems Holdings Limited, dated November 13, 2019.

(h)     “Closing Date” means the date the Closing occurs.

(i)     “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j)     “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(k)     “Common Stock” means the Common Stock of the Company.

(l)     “Company” means ChaSerg Technology Acquisition Corp., a Delaware corporation, or any successor thereto.

(m)     “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

(n)     “Director” means a member of the Board.

(o)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

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(p)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)     “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)      The Fair Market Value will be the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator.

(ii)      If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)      In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(t)     “Fiscal Year” means the fiscal year of the Company.

(u)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(v)     “Inside Director” means a Director who is an Employee.

(w)     “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(x)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)     “Option” means a stock option granted pursuant to the Plan.

(z)     “Outside Director” means a Director who is not an Employee.

(aa)     “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(bb)     “Participant” means the holder of an outstanding Award.

(cc)     “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

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(dd)     “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee)     “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff)     “Plan” means this ChaSerg Technology Acquisition Corp. 2020 Equity Incentive Plan.

(gg)     “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(hh)     “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj)     “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)     “Section 409A” means Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(ll)     “Securities Act” means the Securities Act of 1933, as amended.

(mm)     “Service Provider” means an Employee, Director or Consultant.

(nn)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(oo)     “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(pp)     “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.      Stock Subject to the Plan.

(a)     Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is equal to [16,300,000] Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)     Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of

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Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Sections 3(b).

(c)     Share Reserve. The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.      Administration of the Plan.

(a)     Procedure.

(i)     Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)     Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)     Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)     to determine the Fair Market Value;

(ii)     to select the Service Providers to whom Awards may be granted hereunder;

(iii)     to determine the number of Shares to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)     to institute and determine the terms and conditions of an Exchange Program;

(vii)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(ix)     to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x)     to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi)     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)     to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and

(xiii)     to make all other determinations deemed necessary or advisable for administering the Plan.

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(c)     Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.      Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.      Stock Options.

(a)     Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as nonstatutory stock options. For purposes of this Section 6(a), incentive stock options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted.

(b)     Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)     Option Exercise Price and Consideration.

(i)     Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)     In the case of an Incentive Stock Option

(A)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)     granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)     In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)     Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)     Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise)

Annex C-6

implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)     Exercise of Option.

(i)     Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)     Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)     Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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7.      Restricted Stock.

(a)     Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)     Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify any Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)     Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.

(d)     Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)     Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)     Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)     Dividends and Other Distributions. During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)     Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.      Restricted Stock Units.

(a)     Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)     Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)     Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)     Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units only in cash, Shares, or a combination of both.

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(e)     Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.      Stock Appreciation Rights.

(a)     Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)     Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)     Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)     Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)     Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)     Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:

(i)     The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; and

(ii)     The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.

10.    Performance Units and Performance Shares.

(a)     Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)     Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)     Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

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(d)     Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)     Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)     Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.    Outside Director Limitations. No Outside Director may be paid, issued or granted, in any Fiscal Year, cash compensation and equity awards (including any Awards issued under this Plan) with an aggregate value greater than $600,000 (with the value of each equity award based on its grant date fair value (determined in accordance with U.S. generally accepted accounting principles)). Any cash compensation paid or Awards granted to an individual for his or her services as an Employee, or for his or her services as a Consultant (other than as an Outside Director), will not count for purposes of the limitation under this Section 11.

12.    Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property, but excluding any ordinary or otherwise regularly scheduled dividends), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.

(b)     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)     Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines subject to the restriction in the following paragraph, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation with

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appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of the same Award, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, and unless otherwise provided in an Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 14(c) to the contrary, if a payment under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

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(d)     Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15.    Tax.

(a)     Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)     Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)     Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.

16.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.    Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Closing Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.    Amendment and Termination of the Plan.

(a)     Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)     Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

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(c)     Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.    Conditions Upon Issuance of Shares.

(a)     Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.    Clawback. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and/or benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events, in addition to any applicable vesting, performance or other conditions and restrictions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award granted under the Plan will be subject to the Company’s clawback policy (if any) as may be established and/or amended from time to time. The Board may require a Participant to forfeit or return to and/or reimburse the Company all or a portion of the Award and/or Shares issued under the Award, any amounts paid under the Award, and any payments or proceeds paid or provided upon disposition of the Shares issued under the Award, pursuant to the terms of such Company policy or as necessary or appropriate to comply with Applicable Laws.

23.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

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Annex D

November 8, 2019

Board of Directors

c/o ChaSerg Technology Acquisition Corp.

7660 Fay Avenue, Suite H, Unit 339,

La Jolla, CA 92037

Members of the Board:

BTIG, LLC (“BTIG” or “we”) have been advised by ChaSerg Technology Acquisition Corp. (“Parent”) that Parent proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”) with “Merger Sub 1”, “Merger Sub 2”, Grid Dynamics International, Inc. (“Company”) and Automated Systems Holdings Limited (“Company Representative”), pursuant to which (i) Merger Sub 1 shall be merged with and into the Company, with the Company surviving the merger on the terms and subject to the conditions set forth in the Merger Agreement (the “Initial Merger”), and (ii) as part of the same overall transaction, immediately following the Initial Merger, the Company shall be merged with and into Merger Sub 2, with Merger Sub 2 surviving on the terms and subject to the conditions set forth in the Merger Agreement (the “Second Step Merger” and, together with the Initial Merger, the “Mergers”), (iii) the outstanding shares of common stock of the Company shall be converted into the right to receive, in the aggregate, $130,000,000 in cash and 25,523,810 shares of common stock in the Parent (together, the “Merger Consideration”). The Merger Consideration described herein is subject to adjustment based on the terms and conditions more fully set forth in the Merger Agreement.

The Board of Directors of the Parent (the “Board”) has requested BTIG’s opinion, as investment bankers, as to (i) the fairness, from a financial point of view, to the Parent of the Merger Consideration to be paid by the Parent in the Mergers pursuant to the Merger Agreement, and (ii) whether the fair market value of the Company equals or exceeds 80% of the amount held by the Parent in trust for benefit of its public stockholders (“trust account”) (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) (the “Opinion”).

In rendering our Opinion, we have, among other things:

(i)     discussed the Mergers and related matters with the Parent’s management and reviewed the draft of the Merger Agreement dated October 18, 2019;

(ii)    reviewed the audited financial statements of the Company for (a) the years ended December 31, 2013, 2014, and 2015, (b) the nine months ended September 30, 2016, (c) the period April 7, 2017 through December 31, 2017, and (d) the year ended December 31, 2018;

(iii)   reviewed and discussed with the Parent’s management certain other publicly available information concerning the Parent and the Company;

(iv)   reviewed certain non-publicly available information concerning the Company, including internal financial analyses and forecasts prepared by management of the Company which we were directed by the Parent to use for purposes of our analysis, and held discussions with the Company’s management regarding its recent developments;

(v)    reviewed and analyzed certain publicly available information concerning the terms of selected merger and acquisition transactions that we considered relevant to our analysis;

(vi)   reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we considered relevant to our analysis;

(vii)  evaluated the enterprise value of the Company implied by the various financial analyses we conducted;

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(viii) conducted such other financial studies, analyses and investigations, and considered such other information as we deemed necessary or appropriate for purposes of our Opinion; and

(ix)   took into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuations and our knowledge of the Company’s industry generally.

In rendering our Opinion, we have relied upon and assumed, with your acknowledgement and consent, without independent investigation or verification, the accuracy and completeness of all of the financial and other information that was provided to BTIG by or on behalf of the Parent or the Company, or that was otherwise reviewed by BTIG, and we have not assumed any responsibility for independently verifying any of such financial or other information. With respect to the financial forecasts regarding the Company (i) prepared by management of the Company, or (ii) prepared by management of the Parent and supplied to us by the Company and the Parent, as applicable, we have assumed, at the direction of the Parent, that such financial forecasts were reasonably prepared in order to reflect the best currently available estimates and judgments of the management of the Parent and the Company, as applicable, as to the future operating and financial performance of the Company and that such financial forecasts provide a reasonable basis upon which we could form our Opinion. Such forecasts and projections were not prepared with the expectation of public disclosure. All such projected financial information is based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projected financial information. BTIG has relied on this projected financial information without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

We also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Parent or the Company since the date of the last financial statements provided to us by the Parent. We did not make or obtain any independent evaluation, appraisal or physical inspection of either the Parent’s or the Company’s assets or liabilities, nor have we been furnished with any such evaluation or appraisal. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Because such estimates are inherently subject to uncertainty, BTIG assumes no responsibility for their accuracy.

We have assumed, with your consent, (i) that there are no factors that would delay or subject to any adverse conditions any necessary regulatory or governmental approval related to the Mergers, (ii) that all conditions to the Mergers will be satisfied and not waived, (iii) that the definitive Merger Agreement will not differ materially from the draft we reviewed, (iv) that the Mergers will be consummated substantially on the terms and conditions described in the Merger Agreement, without any waiver of material terms or conditions by the Parent or any other party and without any adjustment to the Merger Consideration, (v) that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Mergers will not have an adverse effect on the Parent, the Company or the Mergers, (vi) that the Mergers will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations and all other laws applicable to the Parent and the Company, and (vii) that the Parent has relied upon the advice of its counsel, independent accountants and other advisors (other than BTIG) as to all legal, capital markets, financial reporting, tax, accounting and regulatory matters with respect to the Parent, the Company, the Mergers and the Merger Agreement.

Our Opinion is limited to whether, as of the date hereof, (i) the Merger Consideration to be paid by the Parent in the Mergers is fair to the Parent from a financial point of view, and (ii) the fair market value of the Company equals or exceeds 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account). Our Opinion does not address any other terms, aspects or implications of the Mergers, including, without limitation, the form or structure of the Mergers, any consequences of the Mergers on the Parent, its stockholders, creditors or any other constituencies of the Parent, or any terms, aspects or implications of any voting, support, stockholder, or other agreements, arrangements or understandings contemplated or entered into in connection with the Mergers or otherwise. Our Opinion also does not consider, address or include: (i) any other strategic alternatives currently (or which have been or may be) contemplated by the Parent; (ii) the legal, tax or accounting consequences of the Mergers on the Parent, its stockholders or any other party; (iii) the fairness of the amount or nature of any compensation to any officers, directors or employees of the Company or the Parent, or any

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class of any such person, relative to the compensation paid to any other party; (iv) whether the Parent has sufficient cash, available lines of credit or other sources of funds to enable it to pay the Merger Consideration at the closing of the Mergers; or (v) the effect of any financing of the Parent to pay the Merger Consideration or other amounts provided in the Merger Agreement. Furthermore, we are not expressing any opinion herein as to the prices, trading range or volume at which the Parent’s securities will trade following public announcement or consummation of the Mergers or other transactions contemplated by the Merger Agreement.

Our Opinion is necessarily based on economic, market, financial and other conditions as they exist on the date hereof, and on the information made available to us by or on behalf of the Company or the Parent or their respective advisors, or information otherwise reviewed by BTIG, as of the date of this Opinion. It is understood that subsequent developments may affect the conclusion reached in this Opinion and that BTIG does not have any obligation to update, revise or reaffirm this Opinion. Further, the credit, financial and stock markets are often affected by periods of volatility and we express no opinion or view as to any potential effects of such volatility on the Parent, the Company or the Mergers. Our Opinion is for the information of, and directed to, the Board for its information and assistance in connection with its consideration of the financial terms of the Mergers. Our Opinion does not constitute a recommendation to the Board as to how the Board should vote on the Mergers or to any stockholder of the Parent or member of the Company as to how any such stockholder or member should vote at any stockholders’ or members’ meeting at which the Mergers may be considered, or whether or not any stockholder of the Parent or member of the Company should enter into a voting, members’, stockholders’ or affiliates’ agreement with respect to the Mergers, or exercise any redemption or repurchase or exchange rights that may be available to such stockholder or member. In addition, this Opinion does not compare the relative merits of the Mergers with any other alternative transactions or business strategies which may have been available to the Parent and does not address the underlying business decision of the Board or the Parent to proceed with or effect the Mergers.

We are not legal, tax, regulatory or bankruptcy advisors. We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States Congress, the Securities and Exchange Commission (the “SEC”), or any other regulatory bodies, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC or the Financial Accounting Standards Board. Our Opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Parent or the Company.

BTIG, as part of its investment banking services, is regularly engaged in the independent valuation of businesses and securities in connection with mergers, acquisitions, underwritings, sales and distributions of listed and unlisted securities, and private placements. We have acted as a financial advisor to the Board and will receive a fee upon the delivery of this Opinion that is not contingent upon consummation of the Mergers and is not creditable against any advisory fee. We will not receive any other significant payment or compensation contingent upon the successful consummation of the Mergers. In addition, the Parent has agreed to indemnify us from and against certain liabilities arising out of this engagement. BTIG may seek to provide investment banking services to the Parent, the Company or their respective affiliates in the future, for which we would seek customary compensation. In the ordinary course of business, BTIG and our clients may effect transactions in the equity securities of the Parent and may at any time hold a long or short position in such securities.

BTIG’s Fairness Opinion Committee has approved the issuance of this Opinion. Our Opinion may not be published or otherwise used or referred to, nor shall any public reference to BTIG be made, without our prior written consent, except in accordance with the terms and conditions of BTIG’s engagement letter agreement with the Parent. This Opinion supersedes in its entirety any other written analyses or materials previously furnished by BTIG to the Parent or its representatives.

Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, (i) the Merger Consideration to be paid by the Parent in the Mergers pursuant to the Merger Agreement is fair to the Parent, from a financial point of view, and (ii) the fair market value of the Company equals or exceeds 80% of the value of the assets held in the trust account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account).

Very truly yours,

BTIG, LLC

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